UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Safety Shot, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required
☐	Fee paid previously with preliminary materials
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VOTE FOR THE BUSINESS COMBINATION OF Yerbaé BRANDS CORP. AND SAFETY SHOT, INC.

May 6, 2025

Dear Yerbaé Shareholders and Safety Shot Stockholders:

We are excited to invite you to attend the special meeting of shareholders (the “Yerbaé Meeting”) of Yerbaé Brands Corp. (“Yerbaé”) and the special meeting of the stockholders (the “Safety Shot Meeting”) of Safety Shot, Inc. (“Safety Shot”) in connection with the proposed business combination between the two companies.

The Yerbaé Meeting will take place at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time) and the Safety Shot Meeting will take place via live audio webcast at www.virtualshareholdermeeting.com/SHOT2025SM on June 12, 2025 at 11:00 a.m. (Eastern time).

On January 7, 2025, Yerbaé and Safety Shot entered into an arrangement agreement dated as of January 7, 2025 (the “Arrangement Agreement”), pursuant to which Safety Shot will acquire all of the issued and outstanding common shares of Yerbaé (each, a “Yerbaé Share”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the arrangement provisions of Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “Arrangement”). Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each Yerbaé Share outstanding immediately prior to the effective time of the Arrangement (other than Yerbaé Shares held by Safety Shot or any of its affiliates and all Yerbaé Shares held by Yerbaé Shareholders who have validly exercised rights of dissent in respect of the Arrangement) is expected to be exchanged for 0.2918 of a share of Safety Shot common stock (each, a “Safety Shot Share”) at the closing of the Arrangement, subject to customary adjustments prior to closing of the Arrangement, in accordance with the terms of the Arrangement Agreement (the “Consideration”). Upon completion of the Arrangement, Safety Shot Stockholders and Yerbaé Shareholders are expected to own approximately 75.8% and 24.2% of the combined company resulting from the Arrangement (the “Combined Company”), respectively, on a fully diluted basis.

At the Yerbaé Meeting, holders of Yerbaé Shares (collectively, the “Yerbaé Shareholders”) will, among other things, be asked to consider and, if deemed advisable, to pass, with or without variation, a special resolution (the “Yerbaé Arrangement Resolution”), approving the Arrangement, as more particularly described in the accompanying joint proxy statement/management information circular.

1.	At the Safety Shot Meeting, holders (collectively, the “Safety Shot Stockholders”) of Safety Shot Shares will, among other things, be asked to consider and to approve (i) the issuance of such number of Safety Shot Shares as may be required to be issued to Yerbaé Shareholders in connection with the Arrangement Agreement (the “Safety Shot Share Issuance Proposal”), (ii) an amendment to the Safety Shot 2024 equity incentive plan to increase the number of Safety Shot Shares reserved for issuance (the “Safety Shot Incentive Plan Proposal”), (iii) the authorization, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of promissory notes of Safety Shot (collectively, the “Notes”), Safety Shot Shares underlying the Notes and certain provisions of the Notes, issued in connection with an offering and sale of securities of Safety Shot that was consummated on January 20, 2025 (the “Safety Shot Settlement Proposal”); (iv) the issuance of up to 20,000,000 Safety Shot Shares to Core 4 Capital Corp. in one or more non-public offerings in accordance with Nasdaq Listing Rule 5635(b) (the “Safety Shot Nasdaq Change of Control Proposal”); (v) the grant of authority to the board of directors of Safety Shot (the “Safety Shot Board”) to amend the Safety Shot Amended and Restated Certificate of Incorporation, as amended, to combine the issued and outstanding Safety Shot Shares into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-thirty-five (1-for-35), with the exact ratio to be determined by the Safety Shot Board in its sole discretion (the “Safety Shot Reverse Stock Split”); and effect the Safety Shot Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders (the “Safety Shot Reverse Stock Split Proposal”); and (vi) subject to the provisions of the Arrangement Agreement, the adjournment of the Safety Shot Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, the Safety Shot Reverse Stock Split Proposal or to establish a quorum (the “Safety Shot Adjournment Proposal”, and collectively with the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Reverse Stock Split Proposal, the “Safety Shot Proposals”).

The board of directors of Yerbaé UNANIMOUSLY recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution. Please note that approval by Yerbaé Shareholders of the Arrangement Resolution is a condition to the completion of the Arrangement.

The board of directors of Safety Shot UNANIMOUSLY recommends that Safety Shot Stockholders vote FOR each of the Safety Shot Proposals. Please note that approval by Safety Shot Stockholders of both the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal are a condition to the completion of the Arrangement.

In order to become effective, the Yerbaé Arrangement Resolution will require: (i) the affirmative vote of at least 66 2/3% of the votes cast by Yerbaé Shareholders, voting as a single class, present or represented by proxy and entitled to vote at the Yerbaé Meeting; and (ii) the affirmative vote of at least a simple majority of the votes cast by Yerbaé Shareholders, voting as a single class, present or represented by proxy and entitled to vote at the Yerbaé Meeting, after excluding the votes cast by certain persons whose votes may not be included in determining minority approval of a business combination pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

In order to become effective, so long as a quorum is present (other than with respect to the Safety Shot Adjournment Proposal), each of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal require the affirmative vote of a majority of the number of Safety Shot Shares present or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting. In order to become effective, so long as a quorum is present, for the Safety Shot Reverse Stock Split Proposal, the number of votes cast for the Safety Shot Reverse Stock Split Proposal must exceed the number of votes cast against the Safety Shot Reverse Stock Split Proposal; provided that the Safety Shot common stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”) immediately before the Safety Shot Reverse Stock Split becomes effective and meets the listing requirements of Nasdaq relating to the minimum number of holders immediately after the Safety Shot Reverse Stock Split becomes effective (the “Listing Condition”). If the Listing Condition is not met, the Safety Shot Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of issued and outstanding shares of Safety Shot common stock as of the Safety Shot Record Date.

Any abstentions with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting and have the same effect as a vote against such proposal. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without voting instructions from their customers. As each of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal to be voted upon at the Safety Shot Meeting are considered “non-routine,” such organizations do not have discretion to vote on any of these proposals for which they do not receive voting instructions from their customers (this is referred to in this context as a “broker non-vote”). Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal, your Safety Shot Shares will not be voted on these proposals.

Any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting and, provided the Listing Condition is met, have no effect on the Safety Shot Reverse Stock Split Proposal. If the Listing Condition is not met, any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will have the same effect as a vote against the proposal. As the Safety Shot Reverse Stock Split Proposal is not contingent upon the closing of the Arrangement and it is the intention of the Safety Shot Board to implement the Safety Shot Reverse Stock Split regardless of whether the Transaction is approved and consummated, the Safety Shot Reverse Stock Split Proposal is considered “routine.” Accordingly, banks, brokers and other nominees that hold their customers’ shares in street name may vote their customers’ shares without voting instructions from their customers on the Safety Shot Reverse Stock Split Proposal and such organizations have discretion to vote on the Safety Shot Reverse Stock Split Proposal if they do not receive voting instructions from their customers. Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Reverse Stock Split Proposal, your Safety Shot Shares will be considered present at the Safety Shot Meeting, will be counted for purposes of determining the presence of a quorum at the Safety Shot Meeting and may be voted by your bank, broker or other nominee with respect to the Safety Shot Reverse Stock Split Proposal.

As a Yerbaé Shareholder or Safety Shot Stockholder, you are requested to complete and return the relevant enclosed form of proxy card or voting instruction form to ensure that your Yerbaé Shares or Safety Shot Shares, as applicable, will be represented at the Yerbaé Meeting or the Safety Shot Meeting, as applicable, whether or not you are personally able to attend the meetings. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” each of the proposals described above. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions provided by that institution to vote your shares.

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the Yerbaé Meeting or the Safety Shot Meeting virtually, please submit your vote as soon as possible. We urge you to read the enclosed materials carefully and to promptly vote by following the instructions in the enclosed materials.

The accompanying joint proxy statement/management information circular contains a detailed description of the Arrangement, the Yerbaé Meeting and the Safety Shot Meeting, as well as detailed information regarding Yerbaé and Safety Shot, and certain pro forma information regarding the Combined Company after giving effect for the Arrangement. Please read this information, including the risk factors discussed in the “Risk Factors” section of the accompanying joint proxy statement/management information circular, carefully, and if you require assistance, consult your own legal, tax, financial or other professional advisor.

Assuming that all of the conditions to the Arrangement are satisfied or waived, Yerbaé and Safety Shot expect the Arrangement to become effective during the second quarter of 2025.

We thank you for your consideration and continued support.

Sincerely,

/s/ Todd Gibson	/s/ Jarrett Boon
Todd Gibson	Jarrett Boon
Chief Executive Officer of Yerbaé Brands Corp.	Chief Executive Officer of Safety Shot, Inc.

NOTICE OF SPECIAL MEETING OF YERBAÉ BRANDS CORP. SHAREHOLDERS

NOTICE IS HEREBY GIVEN that, pursuant to an order of the Supreme Court of British Columbia (the “Court”) dated April 30, 2025 (the “Interim Order”), a special meeting (the “Yerbaé Meeting”) of the holders (collectively, the “Yerbaé Shareholders”) of common shares (each, a “Yerbaé Share”) of Yerbaé Brands Corp. (“Yerbaé”) will be held at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time). The Yerbaé Meeting is being called for the following purposes:

1.	to consider and, if deemed advisable, to pass, with or without variation, a special resolution (the “Yerbaé Arrangement Resolution”), the full text of which is set forth in Appendix “C” to the accompanying joint proxy statement/management information circular of Safety Shot, Inc. (“Safety Shot”) and Yerbaé (the “Joint Proxy Statement/Circular”), approving an arrangement involving Yerbaé by way of plan of arrangement (the “Plan of Arrangement”) under the arrangement provisions of Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”) pursuant to which Safety Shot will, among other things, acquire all of the issued and outstanding Yerbaé Shares (the “Arrangement”), as more particularly described in the Joint Proxy Statement/Circular;

2.	to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution with respect to the Yerbaé Arrangement Resolution, the full text of which is set forth in Appendix “C” to the accompanying Joint Proxy Statement/Circular, in accordance with Multilateral Instrument 61-101 – Protection of Minority of Security Holders in Special Transactions (“MI 61-101”) excluding the votes attached to Yerbaé Shares held by Todd and Karrie Gibson and their respective affiliates and the Yerbaé Shares held by any other Yerbaé Shareholders required to be excluded under MI 61-101, approving the Plan of Arrangement under the arrangement provisions of Part 9, Division 5 of the BCBCA pursuant to which Safety Shot will, among other things, acquire all of the issued and outstanding Yerbaé Shares, as more particularly described in the Joint Proxy Statement/Circular; and

3.	to transact such other business as may properly come before the Yerbaé Meeting or any adjournment or postponement thereof.

Specific details of the matters proposed to be put before the Yerbaé Meeting are set forth in the Joint Proxy Statement/Circular which accompanies this Notice of Special Meeting of Yerbaé Shareholders. Completion of the Arrangement is conditional upon certain other matters described in the Joint Proxy Statement/Circular, including the approval of the share issuance resolution by holders of shares of common stock of Safety Shot (collectively, the “Safety Shot Stockholders”) and an amendment to the Safety Shot 2024 equity incentive plan to increase the number of Safety Shot Shares reserved for issuance at a special meeting of Safety Shot Stockholders and the final order of the Court approving the Arrangement (the “Final Order”).

The record date for determining the Yerbaé Shareholders entitled to receive notice of and to vote at the Yerbaé Meeting is the close of business on May 5, 2025 (the “Yerbaé Record Date”). Only Yerbaé Shareholders whose names have been entered in the register of Yerbaé Shareholders as of the close of business on the Yerbaé Record Date are entitled to receive notice of and to vote at the Yerbaé Meeting or any postponement or adjustment thereof.

Yerbaé Shareholders who choose to attend the Yerbaé Meeting virtually will do so by attending via Zoom. Shareholders and duly appointed proxyholders can access the Yerbaé Meeting by visiting https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1. At this website, Yerbaé Shareholders will be able to listen to the Yerbaé Meeting live, submit questions and submit their vote while the Yerbaé Meeting is being held. For more information, see “General Information Concerning the Yerbaé Meeting and Voting” in the accompanying Joint Proxy Statement/Circular for more information.

The board of directors of Yerbaé UNANIMOUSLY recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution. It is a condition to the completion of the Arrangement that the Yerbaé Arrangement Resolution be approved at the Yerbaé Meeting.

Whether or not you are able to attend the Yerbaé Meeting, you are encouraged to provide voting instructions in accordance with the instructions on the enclosed form of proxy or voting instruction form provided to you by your broker, investment dealer or other intermediary as soon as possible by (1) visiting the internet site listed on the Yerbaé form of proxy or voting instruction form, (2) calling the toll-free number listed on the Yerbaé form of proxy or voting instruction form or (3) submitting your enclosed Yerbaé form of proxy or voting instruction form by mail by using the provided self-addressed, stamped envelope. To be counted at the Yerbaé Meeting, a Yerbaé Shareholder’s voting instructions must be received by 8:00 a.m. (Vancouver time) on June 10, 2025 or, if the Yerbaé Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Yerbaé Meeting. Please note, if you received a voting instruction form and you hold your Yerbaé Shares through a broker, investment dealer or other intermediary, you must provide your instructions to your broker, investment dealer or other intermediary as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above). Yerbaé reserves the right to accept late proxies and to waive the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy. For more information, see “General Information Concerning the Yerbaé Meeting and Voting” in the accompanying Joint Proxy Statement/Circular for more information.

Registered Yerbaé Shareholders have the right to dissent with respect to the Yerbaé Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of their Yerbaé Shares in accordance with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. A registered Yerbaé Shareholder wishing to exercise rights of dissent with respect to the Arrangement must send to Yerbaé a written objection to the Yerbaé Arrangement Resolution, which written objection must be received by Yerbaé c/o, Todd Gibson, Chief Executive Officer, at 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 85255, United States with a copy to Cozen O’Connor LLP, Bentall 5, 550 Burrard Street, Suite 2501 – Vancouver, British Columbia, V6C 2B5, Attention: Virgil Hlus by email at VHlus@cozen.com by no later than 5:00 p.m. (Vancouver time) on June 10, 2025 or, if the Yerbaé Meeting is adjourned or postponed, not less than 48 hours (excluding non-business days) before the commencement of such adjourned or postponed Yerbaé Meeting, and must otherwise strictly comply with the dissent procedures described in the Joint Proxy Statement/Circular. The Yerbaé Shareholders’ rights of dissent are more particularly described in the Joint Proxy Statement/Circular, and copies of the Plan of Arrangement, the Interim Order and the text of Sections 237 to 247 of the BCBCA are set forth in Appendix “B”, Appendix “D” and Appendix “H”, respectively, to the accompanying Joint Proxy Statement/Circular.

Failure to strictly comply with the requirements set forth in Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss of any right of dissent. Persons who are beneficial owners of Yerbaé Shares registered in the name of a broker, investment dealer or other intermediary who wish to dissent should be aware that only registered Yerbaé Shareholders are entitled to dissent. Accordingly, a beneficial Yerbaé Shareholder desiring to exercise the right of dissent must make arrangements for the Yerbaé Shares beneficially owned by such holder to be registered in the holder’s name prior to the time the written objection to the Yerbaé Arrangement Resolution is required to be received by Yerbaé or, alternatively, make arrangements for a registered Yerbaé Shareholder to dissent on behalf of the beneficial Yerbaé Shareholder. It is strongly suggested that any Yerbaé Shareholder wishing to dissent seek independent legal advice.

If you are a Yerbaé Shareholder and have any questions about this Joint Proxy Statement/Circular or the matters described in this Joint Proxy Statement/Circular, please contact Yerbaé at 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona 85255, Attention: Todd Gibson.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Todd Gibson
Todd Gibson
Chief Executive Officer of Yerbaé Brands Corp.

NOTICE TO YERBAÉ SHAREHOLDERS IN THE UNITED STATES

THE SAFETY SHOT SHARES (AS DEFINED BELOW) TO BE ISSUED IN CONNECTION WITH THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR THE SECURITIES REGULATORY AUTHORITY IN ANY STATE IN THE UNITED STATES, NOR HAVE THE SEC OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE IN THE UNITED STATES PASSED ON THE ADEQUACY OR ACCURACY OF THIS JOINT PROXY STATEMENT/CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

The shares of common stock in the authorized share capital of Safety Shot, Inc. (each, a “Safety Shot Share”) to be issued under the Arrangement will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. Such securities will be issued in reliance upon the exemption from registration provided by section 3(a)(10) of the U.S. Securities Act on the basis of the approval of the Court, which will consider, among other things, the fairness of the Arrangement to the persons affected. For more information, see “Description of the Arrangement - Court Approval” in the accompanying Joint Proxy Statement/Circular. The Safety Shot Shares to be issued under the Arrangement will not be subject to resale restrictions under the U.S. Securities Act, except for restrictions imposed by the U.S. Securities Act on the resale of Safety Shot Shares received pursuant to the Arrangement by persons who are, or within three months before the resale were, “affiliates” of Safety Shot, Inc. For more information, see “Description of the Arrangement – U.S. Securities Law Matters” in the accompanying Joint Proxy Statement/Circular for more information.

Yerbaé Shareholders who are citizens or residents of the United States should be aware that the Arrangement described in the accompanying Joint Proxy Statement/Circular may have both U.S. and Canadian tax consequences to them which may not be fully described in the Joint Proxy Statement/Circular. For a general discussion of the U.S. and Canadian federal income tax consequences to investors who are resident in the United States, see “Certain Canadian Federal Income Tax Considerations” and “Certain U.S. Federal Income Tax Considerations” in the accompanying Joint Proxy Statement/Circular. U.S. holders are urged to consult their own tax advisors with respect to such U.S. and Canadian income tax consequences and the applicability of any federal, state, local, foreign and other tax laws.

The enforcement by investors of civil liabilities under U.S. securities laws may be affected adversely by the fact that Yerbaé is organized under the laws of a jurisdiction outside the United States, that certain of its officers and directors include residents of countries other than the United States, that some or all of the experts named in the Joint Proxy Statement/Circular may be residents of countries other than the United States, or that some of Yerbaé’s assets and all or a substantial portion of the assets of such persons are located outside of the United States. As a result, it may be difficult or impossible for shareholders in the United States to effect service of process within the United States on Yerbaé, or such persons, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under the securities laws of the United States. In addition, Yerbaé Shareholders in the United States should not assume that the courts of Canada: (a) would enforce judgments of U.S. courts obtained in actions against such persons predicated upon civil liabilities under the securities laws of the United States; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the securities laws of the United States.

1061 E. Indiantown Rd., Ste. 110
Jupiter, Florida 33477

NOTICE OF SPECIAL MEETING OF SAFETY SHOT, INC. STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the “Safety Shot Meeting”) of the holders (collectively, the “Safety Shot Stockholders”) of shares of common stock of Safety Shot, Inc. (each, a “Safety Shot Share”), a Delaware corporation (“Safety Shot”) will be held online on June 12, 2025 at 11:00 a.m. (Eastern time) via live webcast at www.virtualshareholdermeeting.com/SHOT2025SM. There will be no physical location for Safety Shot Stockholders to attend. Online check-in will begin at 10:30 a.m. (Eastern time), and Safety Shot encourages you to allow ample time for the online check-in procedures. To participate in the Safety Shot Meeting, Safety Shot Stockholders will need their unique 16-digit control number included on their Safety Shot proxy card (printed in the box and marked by the arrow) or the instructions that accompany the proxy materials.

On January 7, 2025, Yerbaé Brands Corp. (“Yerbaé”) and Safety Shot entered into an arrangement agreement dated as of January 7, 2025 (the “Arrangement Agreement”), pursuant to which Safety Shot will acquire all of the issued and outstanding common shares of Yerbaé (each, a “Yerbaé Share”) pursuant to a plan of arrangement (the “Plan of Arrangement”) under the arrangement provisions of Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “Arrangement”). Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, each Yerbaé Share outstanding immediately prior to the effective time of the Arrangement (other than the Yerbaé Shares held by Safety Shot or any of its affiliates and all Yerbaé Shares held by the holders of Yerbaé Shares (collectively, the “Yerbaé Shareholders”) who have validly exercised rights of dissent in respect of the Arrangement) is expected to be exchanged for 0.2918 of a share of Safety Shot common stock at the closing of the Arrangement in accordance with the terms of the Arrangement Agreement (the “Consideration”). Upon completion of the Arrangement, Safety Shot Stockholders and Yerbaé Shareholders are expected to own approximately 75.8% and 24.2% of the combined company, respectively, on a fully diluted basis.

The Safety Shot Meeting is being called for the following purposes:

1.	to approve the issuance of such number of Safety Shot Shares to Yerbaé Shareholders in accordance with the Arrangement Agreement (the “Safety Shot Share Issuance Proposal”);

2.	to approve an amendment to the Safety Shot 2024 equity incentive plan to increase the number of Safety Shot Shares reserved for issuance by up to 22,000,000 additional Safety Shot Shares (the “Safety Shot Incentive Plan Proposal”);

3.	to authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of promissory notes of Safety Shot (collectively, the “Notes”), Safety Shot Shares underlying the Notes and certain provisions of the Notes, issued in connection with an offering and sale of securities of Safety Shot that was consummated on January 20, 2025 (the “Safety Shot Settlement Proposal”);

4.	Approval of the issuance of up to 20,000,000 Safety Shot Shares to Core 4 Capital Corp. in one or more non-public offerings in accordance with Nasdaq Listing Rule 5635(b) (the “Safety Shot Nasdaq Change of Control Proposal”);

5.	to grant discretionary authority to the Safety Shot Board to amend the Safety Shot Amended and Restated Certificate of Incorporation, as amended, to combine the issued and outstanding Safety Shot Shares into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-thirty-five (1-for-35), with the exact ratio to be determined by the Safety Shot Board in its sole discretion (the “Safety Shot Reverse Stock Split”); and effect the Safety Shot Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders (the “Safety Shot Reverse Stock Split Proposal”); and

6.	to approve one or more adjournments of the Safety Shot Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, and the Safety Shot Reverse Stock Split Proposal or to establish a quorum (the “Safety Shot Adjournment Proposal”)

The Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal and the Safety Shot Adjournment Proposal are collectively referred to as the “Safety Shot Proposals”. Specific details of the matters proposed to be put before the Safety Shot Meeting are set forth in the joint proxy statement/management information circular of Safety Shot and Yerbaé (the “Joint Proxy Statement/Circular”), that accompanies this Notice of Special Meeting of Safety Shot Stockholders (“Notice of Safety Shot Meeting”). A copy of the Arrangement Agreement is attached as Appendix “A” to the Joint Proxy Statement/Circular and is available for inspection by Safety Shot Stockholders on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov under Safety Shot’s SEC profile.

The record date for determining the Safety Shot Stockholders entitled to receive notice of and to vote at the Safety Shot Meeting is the close of business on April 28, 2025 (the “Safety Shot Record Date”). Only Safety Shot Stockholders of record at the close of business on the Safety Shot Record Date are entitled to vote at the Safety Shot Meeting or any adjournment thereof. Whether or not you are able to virtually attend the Safety Shot Meeting, you are encouraged to provide voting instructions in accordance with the instructions on the enclosed proxy card as soon as possible by visiting www.virtualshareholdermeeting.com/SHOT2025SM and using the 16-digit control number received in your notice to log in to this website or in accordance with the voting instruction form provided to you by your broker, investment dealer or other intermediary. To be counted at the Safety Shot Meeting, a Safety Shot Stockholder’s voting instructions must be received by 11:59 p.m. (Eastern time) on June 11, 2025. Beneficial owners of Safety Shot Shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their Safety Shot Shares. Safety Shot encourages Safety Shot Stockholders to log in to this website and access the webcast before the start time of the Safety Shot Meeting.

The board of directors of Safety Shot UNANIMOUSLY recommends that Safety Shot Stockholders vote FOR each of the Safety Shot Proposals.

Please note that approval by Safety Shot Stockholders of both the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal are a condition to the completion of the Arrangement.

Safety Shot Stockholders should carefully read the Joint Proxy Statement/Circular that accompanies this Notice of Safety Shot Meeting, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Arrangement and the other transactions contemplated by the Arrangement Agreement.

Safety Shot Stockholders who are planning to provide voting instructions in accordance with the enclosed proxy card or voting instruction form provided to you by your broker, investment dealer or other intermediary are encouraged to review the Joint Proxy Statement/Circular carefully before submitting such form.

If you are a Safety Shot Stockholder and have any questions about the Joint Proxy Statement/Circular or the matters described in the Joint Proxy Statement/Circular, please contact Safety Shot at Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477, Attention: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer of Safety Shot, Inc.
May 6, 2025

i

ii

iii

iv

v

JOINT PROXY STATEMENT/MANAGEMENT INFORMATION CIRCULAR

This joint proxy statement/management information circular (this “Joint Proxy Statement/Circular”) is being furnished in connection with the solicitation of proxies by management of Yerbaé Brands Corp. (“Yerbaé”), a British Columbia corporation, for use at the special meeting (the “Yerbaé Meeting”) of holders (collectively, the “Yerbaé Shareholders”) of common shares of Yerbaé (each, a “Yerbaé Share”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Special Meeting of Yerbaé Shareholders. The record date for notice and voting at the Yerbaé Meeting is May 5, 2025 (the “Yerbaé Record Date”).

This Joint Proxy Statement/Circular is also being furnished to holders (collectively, the “Safety Shot Stockholders”) of shares of common stock (each, a “Safety Shot Share”) of Safety Shot, Inc. (“Safety Shot”), a Delaware corporation, in connection with the solicitation of proxies by management of Safety Shot for use at the special meeting (the “Safety Shot Meeting”) of Safety Shot Stockholders to be held at the date, time and place and for the purposes set forth in the attached Notice of Special Meeting of Safety Shot Stockholders. The record date for notice and voting at the Safety Shot Meeting is April 28, 2025 (the “Safety Shot Record Date”).

Yerbaé intends to mail this Joint Proxy Statement/Circular to the Yerbaé Shareholders entitled to vote at the Yerbaé Meeting on or about May 15, 2025. Safety Shot intends to mail this Joint Proxy Statement/Circular and the enclosed form of proxy to the Safety Shot Stockholders entitled to vote at the Safety Shot Meeting on or about May 7, 2025.

NOTICE REGARDING INFORMATION

NO CANADIAN OR U.S. SECURITIES REGULATORY AUTHORITY HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

Neither Yerbaé nor Safety Shot has authorized any person to give any information or to make any representation in connection with the Arrangement (as defined below) or any other matters to be considered at the Yerbaé Meeting or the Safety Shot Meeting other than those contained in this Joint Proxy Statement/Circular. If any such information or representation is given or made, such information or representation should not be relied upon as having been authorized or as being accurate. For greater certainty, to the extent that any information provided on either Yerbaé’s or Safety Shot’s website is inconsistent with this Joint Proxy Statement/Circular, the information provided in this Joint Proxy Statement/Circular should be relied upon.

This Joint Proxy Statement/Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.

Yerbaé Shareholders and Safety Shot Stockholders should not construe the contents of this Joint Proxy Statement/Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors in connection therewith.

1

Descriptions in this Joint Proxy Statement/Circular of the terms of the Arrangement Agreement, the Plan of Arrangement, the Evans & Evans Fairness Opinion (as defined below) and the Newbridge Fairness Opinion (as defined below) are summaries of the terms of those documents. Yerbaé Shareholders and Safety Shot Stockholders are urged to carefully read the full text of each of these documents. A copy of the complete text of the Arrangement Agreement is attached as Appendix “A” to this Joint Proxy Statement/Circular. A copy of the complete text of the Plan of Arrangement is attached as Appendix “B” to this Joint Proxy Statement/Circular. The Evans & Evans Fairness Opinion and the Newbridge Fairness Opinion are attached as Appendix “F-1” and Appendix “F-2” to this Joint Proxy Statement/Circular, respectively.

Certain information in this Joint Proxy Statement/Circular pertaining to Yerbaé, including, but not limited to, information under “Information Concerning Yerbaé”, has been furnished by Yerbaé. Although Safety Shot does not have any knowledge that would indicate that such information is untrue or incomplete, neither Safety Shot nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Yerbaé to disclose events or information that may affect the completeness or accuracy of such information.

Certain information in this Joint Proxy Statement/Circular pertaining to Safety Shot, including, but not limited to, information under “Information Concerning Safety Shot”, has been furnished by Safety Shot. Although Yerbaé does not have any knowledge that would indicate that such information is untrue or incomplete, neither Yerbaé nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Safety Shot to disclose events or information that may affect the completeness or accuracy of such information.

This Joint Proxy Statement/Circular contains industry, market and competitive position data from Yerbaé’s and Safety Shot’s own internal estimates and research as well as industry and general publications and research surveys and studies conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Yerbaé’s and Safety Shot’s internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which Yerbaé and Safety Shot, as applicable, operate and their respective management’s understanding of industry conditions. While Yerbaé and Safety Shot believe that each of these studies and publications is reliable, Yerbaé and Safety Shot have not independently verified market and industry data from third party sources. While Yerbaé and Safety Shot believe their respective internal company research is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source.

This Joint Proxy Statement/Circular is dated May 6, 2025. Information contained in this Joint Proxy Statement/Circular is given as of May 6, 2025, unless otherwise specifically stated and except for information contained in documents incorporated by reference herein, which is given as at the respective dates stated in such documents.

REPORTING CURRENCIES AND ACCOUNTING PRINCIPLES

Unless otherwise indicated, all references to “$”, “US$” or “U.S. dollars” in this Joint Proxy Statement/Circular refer to United States dollars and all references to “C$” in this Joint Proxy Statement/Circular refer to Canadian dollars.

All financial statements and financial data derived therefrom included or incorporated by reference in this Joint Proxy Statement/Circular pertaining to Safety Shot, including the unaudited pro forma condensed combined financial statements of Safety Shot, have been prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). For further details, see the notes to the unaudited pro forma condensed combined financial statements of Safety Shot set out in this Joint Proxy Statement/Circular.

2

Pro forma financial information included in this Joint Proxy Statement/Circular is for informational purposes only and is unaudited. All unaudited pro forma financial information contained in this Joint Proxy Statement/Circular has been prepared in accordance with Article 8 of Regulation S-X to illustrate the effect of the Arrangement. The pro forma financial information set forth in this Joint Proxy Statement/Circular should not be considered to be what the actual financial position or other results of operations would have necessarily been had Yerbaé and Safety Shot operated as a single combined company as at or for the periods stated.

The financial projections provided in this Joint Proxy Statement/Circular are for informational purposes only. The Projections (as defined below) were not prepared with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The inclusion of the financial projections should not be regarded as an indication that the board of directors of Safety Shot (the “Safety Shot Board”), management of Safety Shot, Safety Shot, the board of directors of Yerbaé (the “Yerbaé Board”), management of Yerbaé, Yerbaé, their respective advisors or any recipient of this information considered, or now considers, it to be an assurance of the achievement of future results. There can be no assurance that the results reflected in any of the future projections will be realized or that actual results will not materially vary from the Projections.

All financial statements and financial data derived therefrom included or incorporated by reference in this Joint Proxy Statement/Circular pertaining to Yerbaé have been prepared and presented in accordance with U.S. GAAP.

CURRENCY EXCHANGE RATE INFORMATION

The following table sets forth the high and low exchange rates for one United States dollar expressed in Canadian dollars for each period indicated, the average of the exchange rates for each period indicated and the exchange rate at the end of each such period, based upon the noon buying rates provided by the Bank of Canada for the years ended December 31, 2024 and 2023.

		Years Ended December 31,
		2024		2023
High	C$	1.3316	C$	1.3128
Low	C$	1.3698	C$	1.3875
Average Rate for period	C$	1.4416	C$	1.3497
End of Period	C$	1.4389	C$	1.3226

On May 5, 2025, the average exchange rate for one United States dollar expressed in Canadian dollars as provided by the Bank of Canada was C$1.3813.

3

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements in this Joint Proxy Statement/Circular, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of U.S. federal securities laws and applicable Canadian securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words or expressions such as “expect”, “anticipate”, “intend”, “plan”, “believe”, “estimate”, “may”, “will”, “project”, “could”, “should”, “would”, “seek”, “forecast”, “expect”, “anticipate”, “predict”, “outlook”, “potential”, or other similar expressions, including without limitation the negative of these terms. The Projections (as defined below) as used in this Joint Proxy Statement/Circular are considered “forward-looking statements.” Forward-looking statements represent current judgments about possible future events, including, but not limited to statements regarding expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs relating to the proposed transaction between Yerbaé and Safety Shot, such as statements regarding the combined operations and prospects of Yerbaé and Safety Shot, estimates of pro forma financial information of the Combined Company (as defined below), estimates relating to Yerbaé’s forecasts, the current and projected market, growth opportunities and synergies for the Combined Company, federal and state regulatory tailwinds, expectations and intentions provided by Yerbaé to Safety Shot, the expected cash balance of Yerbaé at the time of the closing of the proposed Arrangement, expectations regarding Safety Shot’s ability to leverage Yerbaé’s assets, the expected composition of the management and the board of directors of the Combined Company, gross margin and future profitability expectations, and the timing and completion of the Arrangement, including the satisfaction or waiver of all the required conditions thereto. These forward-looking statements are based upon the current beliefs and expectations of the management of Yerbaé and Safety Shot and are subject to known and unknown risks and uncertainties. Factors that could cause actual events to differ include, but are not limited to:

●	the inherent uncertainty associated with financial or other projections or outlooks, including due to the unpredictability of the underlying assumptions, adjustments and estimates;

●	Safety Shot’s ability to maintain the listing requirements of Nasdaq Stock Market LLC (“Nasdaq”);

●	the total addressable market of Safety Shot’s and Yerbaé’s businesses;

●	general economic conditions in the markets where Safety Shot and Yerbaé operate;

●	the expected timing of any regulatory approvals relating to the Arrangement, the businesses of Yerbaé and Safety Shot and of the Combined Company;

●	the non-performance of third-party vendors and contractors;

●	the risks related to the Combined Company’s ability to successfully sell its products and the market reception to and performance of its products;

●	Yerbaé’s, Safety Shot’s, and the Combined Company’s compliance with, and changes to, applicable laws and regulations;

●	the Combined Company’s limited operating history;

●	the Combined Company’s ability to manage growth;

●	the Combined Company’s ability to obtain additional or suitable financing;

●	the Combined Company’s ability to expand product offerings;

4

●	the Combined Company’s ability to compete with others in its industry;

●	the Combined Company’s ability to protect its intellectual property;

●	the retention of employees of Yerbaé and Safety Shot following the announcement of the Arrangement;

●	Yerbaé’s, Safety Shot’s, and the Combined Company’s ability to defend against legal proceedings;

●	the Combined Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

●	the Combined Company’s ability to achieve the expected benefits from the Arrangement within the expected time frames or at all;

●	the incurrence of unexpected costs, liabilities or delays relating to the proposed Arrangement;

●	the satisfaction (or waiver) of closing conditions to the consummation of the Arrangement, including with respect to the approval of Safety Shot Stockholders and Yerbaé Shareholders;

●	the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Arrangement Agreement;

●	the disruption of the attention of management of Yerbaé and Safety Shot from ongoing business operations due to the Arrangement Agreement;

●	the outcome of any legal proceedings related to the Arrangement Agreement;

●	the fact that the trading price of the Yerbaé Shares or the Safety Shot Shares may decline significantly if the Arrangement is not completed;

●	the effect of the announcement or pendency of the transaction on the Combined Company’s business relationships, operating results and business generally; and

●	other economic, business, competitive, and regulatory factors affecting the businesses of the companies generally, including, but not limited to, those set forth in Yerbaé’s filings with the U.S. Securities and Exchange Commission’s (“SEC”) and the Canadian Securities Administrators, including in the “Risk Factors” section of the Yerbaé Annual Report on Form 10-K filed with the SEC on March 10, 2025 and any subsequent filings with the SEC and the Canadian Securities Administrators, and those set forth in Safety Shot’s filings with the SEC, including in the “Risk Factors” section of Safety Shot’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 and any subsequent SEC filings. These documents with respect to Yerbaé can be accessed on Yerbaé’s website at https://investors.yerbae.com/, on Yerbaé’s SEDAR+ profile at www.sedarplus.ca or on Yerbaé’s EDGAR profile at www.sec.gov and these documents with respect to Safety Shot can be accessed on Safety Shot’s website at https://safetyshotofficial.com/ or on Safety Shot’s EDGAR profile at www.sec.gov.

Readers are cautioned not to place undue reliance on forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or, if any of them do, what impact they will have on the results of operations and financial condition of Yerbaé, Safety Shot or the Combined Company. Forward-looking statements speak only as of the date they are made, and Yerbaé, Safety Shot and the Combined Company undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where they are expressly required to do so by law.

5

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETINGS

Yerbaé Shareholder Questions and Answers

Q:	What is the proposed transaction?

A: Pursuant to the terms of an Arrangement Agreement between Yerbaé and Safety Shot dated January 7, 2025 (the “Arrangement Agreement”), at the effective time of the arrangement (the “Effective Time”), all of the Yerbaé Shares then issued and outstanding immediately prior to the Effective Time (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé performance share units (each, a “Yerbaé PSU”) and Yerbaé restricted share units (each, a “Yerbaé RSU”), which will be settled immediately prior to the Effective Time) will be acquired by Safety Shot in consideration (the “Consideration”) for the right to receive 0.2918 Safety Shot Shares per Yerbaé Share, (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), for an aggregate approximately of 20 million Safety Shot Shares, based on the anticipated capitalization of Yerbaé at closing (the “Transaction”). Post closing of the Transaction, the existing Safety Shot Shares Stockholders are expected to own approximately 75.8% and former Yerbaé Shareholders are expected to own approximately 24.2% of the Combined Company.

The Transaction will be effected by way of a plan of arrangement (the “Plan of Arrangement”) pursuant to the provisions of the Business Corporations Act (British Columbia) (“BCBCA”). Under the terms of the Arrangement Agreement, Safety Shot will acquire all of the issued and outstanding Yerbaé Shares, with each holder of Yerbaé Shares expected to receive 0.2918 of a Safety Shot Share for each Yerbaé Share held. Each outstanding Yerbaé RSU and Yerbaé PSU is expected to have its vesting accelerated and be settled for Yerbaé Shares immediately prior to the completion of the Transaction. Each option (each, a “Replaced Option”) to purchase Yerbaé Shares outstanding immediately prior to the Effective Time (whether or not vested) will be deemed to be exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase Safety Shot Shares. The number of Safety Shot Shares underlying each Replacement Option will equal the number of Yerbaé Shares underlying the Replaced Option multiplied by the exchange ratio of 0.2918 (the “Exchange Ratio”). The exercise price of each Replacement Option will equal the exercise price of the corresponding Replaced Option divided by the Exchange Ratio and each Replacement Option will be fully vested. In accordance with the respective terms of Yerbaé’s outstanding warrants and debentures, the terms of each warrant (each, a “Yerbaé Warrant”) and debenture of Yerbaé will entitle the holder thereof to receive, upon exercise or conversion, as applicable, in substitution for the number of Yerbaé Shares subject to such warrant or debenture, Safety Shot Shares (collectively, the “Arrangement”) as adjusted in accordance with the Exchange Ratio.

Q:	Why am I receiving this Joint Proxy Statement/Circular?

A: In order to complete the Arrangement, among other things:

Safety Shot Stockholders must vote to approve: (i) the issuance of 0.2918 Safety Shot Shares per Yerbaé Share, (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), for an aggregate of approximately 20 million Safety Shot Shares, based on the anticipated capitalization of Yerbaé at closing (collectively, the “Consideration Shares”) to be issued as the Consideration to Yerbaé Shareholders in connection with the Arrangement (the “Safety Shot Share Issuance Proposal”); and (ii) the adoption of an amended and restated Safety Shot 2024 equity incentive plan (the “Plan”) which shall include an initial Safety Shot Share reserve equal to no less than 15% of the fully diluted Safety Shot Shares issued and outstanding immediately following the Effective Time (the “Safety Shot Incentive Plan Proposal”); and

Yerbaé Shareholders must vote to pass a special resolution (the “Yerbaé Arrangement Resolution”) to approve an arrangement involving Yerbaé under Part 5, Division 5 of the BCBCA pursuant to which Safety Shot will, among other things, acquire all of the issued and outstanding Yerbaé Shares. For more information, see “Yerbaé Shareholder Questions and Answers – What am I voting on?”.

Yerbaé is holding the Yerbaé Meeting to obtain the shareholder approval necessary to approve the Yerbaé Arrangement Resolution. It is important that Yerbaé Shareholders vote on this matter, regardless of the number of Yerbaé Shares owned.

6

Q:	What will I receive for my Yerbaé Shares under the Arrangement?

A: Yerbaé Shareholders. Each Yerbaé Shareholder will receive 0.2918 of a Safety Shot Share for each Yerbaé Share held. It should be noted that each outstanding Yerbaé RSU and Yerbaé PSU is expected to have its vesting accelerated and be settled for Yerbaé Shares immediately prior to the completion of the Transaction. Accordingly, the Yerbaé Shares resulting from the settlement of each Yerbaé RSU and Yerbaé PSU will form part of the Yerbaé Shares exchanged for the Consideration Shares.

Safety Shot Stockholders. Under the Arrangement, Safety Shot Stockholders will not receive any consideration under the Arrangement and will retain their Safety Shot Shares.

For more information, see “The Arrangement Agreement and Related Agreements – Consideration and Consideration Shares”.

Q:	Will Yerbaé Shareholders receive fractional Safety Shot Shares?

A: No. If the total number of Safety Shot Shares that a Yerbaé Shareholder will be entitled to receive would otherwise result in a fraction of a Safety Shot Share being issuable, the number of Safety Shot Shares that the Yerbaé Shareholder receives will be rounded to the nearest whole Safety Shot Share.

Q:	How will Yerbaé’s outstanding equity awards and options be treated in the Arrangement?

A: Each outstanding Yerbaé RSU and Yerbaé PSU is expected to have its vesting accelerated and be settled for Yerbaé Shares immediately prior to the completion of the Transaction. Each Replaced Option to purchase Yerbaé Shares outstanding immediately prior to the Effective Time (whether or not vested) will be deemed to be exchanged for a Replacement Option entitling the holder to purchase Safety Shot Shares. The number of Safety Shot Shares underlying each Replacement Option will equal the number of Yerbaé Shares underlying the Replaced Option multiplied by the Exchange Ratio. The exercise price of each Replacement Option will equal the exercise price of the corresponding Replaced Option divided by the Exchange Ratio and each Replacement Option will be fully vested.

Q:	How will Yerbaé’s outstanding common share purchase warrants be treated in the Arrangement?

A: In accordance with the respective terms of the Yerbaé Warrants, each Yerbaé Warrant will entitle the holder thereof to receive, upon exercise, in substitution for the number of Yerbaé Shares subject to such Yerbaé Warrant, a number of Safety Shot Shares as adjusted by the Exchange Ratio.

Q:	How will Yerbaé’s outstanding debentures be treated in the Arrangement?

A: In accordance with the respective terms of Yerbaé’s outstanding debentures, each debenture of Yerbaé will entitle the holder thereof to receive, upon conversion, in substitution for the number of Yerbaé Shares subject to such debenture, a number of Safety Shot Shares taking into account the Exchange Ratio.

7

Q:	What approvals are required for the Arrangement to be implemented?

A: The completion of the Arrangement requires approval of the Yerbaé Arrangement Resolution by the Yerbaé Shareholders at the Yerbaé Meeting in accordance with the interim order dated April 30, 2025 (the “Interim Order”) from the Supreme Court of British Columbia (the “Court”) and applicable laws (the “Yerbaé Shareholder Approval”), the approvals of the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal by the Safety Shot Stockholders (together, the “Safety Shot Stockholder Approval”) and receipt of a final order from the Court approving the Arrangement (the “Final Order”).

Q:	When will the Arrangement become effective?

A: Subject to obtaining the approvals described above, as well as the satisfaction or waiver of all other conditions precedent set out in the Arrangement Agreement, it is anticipated that the Arrangement will be completed during the second quarter of 2025, and no later than July 7, 2025.

Q:	What will happen to Yerbaé if the Arrangement is completed?

A: If the Arrangement is completed, Safety Shot will acquire all issued and outstanding Yerbaé Shares and Yerbaé will become a wholly-owned subsidiary of Safety Shot. Upon closing of the Arrangement, Safety Shot intends to have the Yerbaé Shares delisted from the TSX Venture Exchange (“TSXV”) and the OTCQX and intends to cause Yerbaé to submit an application to cease to be a reporting issuer under the securities legislation of British Columbia and Alberta.

Q:	Are the Safety Shot Shares listed on a stock exchange?

A: The Safety Shot Shares are currently listed on the Nasdaq under the symbol “SHOT” and trade in U.S. dollars. Following the Effective Time, Yerbaé Shareholders are expected to be able to trade their Safety Shot Shares on the Nasdaq in U.S. dollars, subject to certain applicable resale restrictions under applicable securities laws. For more information, see “The Arrangement Agreement and Related Agreements – Covenants”.

Q:	What are the expected Canadian federal income tax consequences of the Arrangement?

A: Yerbaé Shareholders who are residents of Canada for purposes of the Income Tax Act (Canada) (the “Tax Act”) should be aware that the exchange of Yerbaé Shares for Safety Shot Shares under the Arrangement will generally be a taxable transaction for Canadian federal income tax purposes. Yerbaé Shareholders who are non-residents of Canada for purposes of the Tax Act and that do not hold their Yerbaé Shares as “taxable Canadian property” will generally not be subject to tax under the Tax Act on the exchange of their Yerbaé Shares for Safety Shot Shares under the Arrangement.

For a summary of certain of the principal Canadian federal income tax consequences of the Arrangement applicable to Yerbaé Shareholders, see “Certain Canadian Federal Income Tax Considerations”. Such summary is not intended to be legal, business or tax advice. Yerbaé Shareholders should consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.

8

Q:	What are the expected U.S. federal income tax consequences of the Arrangement?

A: Yerbaé Shareholders who are U.S. Holders (as defined below under “Certain U.S. Federal Income Tax Considerations”) should generally recognize a gain or a loss as a result of the Arrangement for U.S. federal income tax purposes in an amount equal to the difference, if any, between the fair market value as of the Effective Date of the Safety Shot Shares received by such holders in the Arrangement and the adjusted tax basis of the Yerbaé Shares surrendered in the Arrangement.

Yerbaé Shareholders who are Non-U.S. Holders (as defined below under “Certain U.S. Federal Income Tax Considerations”) generally should not be subject to U.S. federal income tax on any gain.

For a summary of certain of the material United States federal income tax considerations for Yerbaé Shareholders relating to the Arrangement, see “Certain U.S. Federal Income Tax Considerations”. Such summary is not intended to be legal, business or tax advice. Yerbaé Shareholders should consult their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.

Q:	What happens if the Arrangement is not completed?

A: If the Arrangement is not completed for any reason, the Yerbaé Shareholders will not receive the Consideration Shares issuable under the Arrangement Agreement. Instead, Safety Shot and Yerbaé will remain separate public companies, and Yerbaé expects that the Yerbaé Shares will continue to be quoted on the TSXV and the OTCQX and Yerbaé will remain a reporting issuer under securities legislation in British Columbia and Alberta. In specified circumstances, either Yerbaé or Safety Shot may be required to pay to the other party a termination amount, as further described below and elsewhere in this Joint Proxy Statement/Circular.

Q:	Does Yerbaé have to pay anything to Safety Shot if the Arrangement is not completed?

A: In certain circumstances, depending on the reasons for the termination of the Arrangement Agreement, Yerbaé may have to pay Safety Shot a termination fee equal to $1,750,000 plus Safety’s Shot’s expenses for the Transaction not to exceed $250,000 (the “Termination Fee”). For a discussion of the circumstances under which a termination amount is payable by Yerbaé, see “The Arrangement Agreement and Related Agreements – Termination”.

Q:	Does Safety Shot have to pay anything to Yerbaé if the Arrangement is not completed?

A: In certain circumstances, depending on the reasons for the termination of the Arrangement Agreement, Safety Shot may have to pay Yerbaé a fee in the amount of $500,000 plus Yerbaé’s expenses pertaining to the Transaction, with the aggregate amount not to exceed $750,000 (the “Expense Reimbursement Fee”). For a discussion of the circumstances under which a termination amount is payable by Safety Shot, see “The Arrangement Agreement and Related Agreements – Termination”.

Q:	Are there risks I should consider in deciding whether to vote for the Arrangement?

A: Yes. You should read and carefully consider the risk factors set forth in “Risk Factors - Risks Related to the Arrangement” and other information included in this Joint Proxy Statement/Circular. You also should read and carefully consider the risk factors of Safety Shot and Yerbaé contained in the documents that are incorporated by reference into this Joint Proxy Statement/Circular. For more information, see “Additional Information Concerning Yerbaé and Documents Incorporated by Reference by Yerbaé” and “Additional Information Concerning Safety Shot and Documents Incorporated by Reference by Safety Shot”.

9

Yerbaé Shareholder Questions and Answers

Q:	When and where is the Yerbaé Meeting?

A: The Yerbaé Meeting will be held at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time). Check-in will begin at 9:45 a.m. (Vancouver time), and Yerbaé encourages you to allow ample time for the check-in procedures. To participate in the Yerbaé Meeting virtually via Zoom, Yerbaé Shareholders will need their unique control number included on their Yerbaé form of proxy or voting instruction form, as applicable (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.

Q:	What am I voting on?

A: You are being asked to consider and, if deemed advisable, to pass, with or without variation, the Yerbaé Arrangement Resolution, the full text of which is set forth in Appendix “C”, approving the Arrangement, pursuant to which Safety Shot will, among other things, acquire all of the issued and outstanding Yerbaé Shares, all as more particularly described in this Joint Proxy Statement/Circular, including in “The Arrangement Agreement and Related Agreements”.

Q:	Does the Yerbaé Board support the Yerbaé Arrangement Resolution?

A: Yes. The Yerbaé Board has unanimously determined that the Yerbaé Arrangement Resolution is in the best interests of Yerbaé and recommends that the Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

In making its recommendation regarding the Yerbaé Arrangement Resolution, the Yerbaé Board considered a number of factors as described elsewhere in this Joint Proxy Statement/Circular under “Description of the Arrangement - Recommendation of the Yerbaé Board” and “Description of the Arrangement - Reasons Considered by the Yerbaé Board”.

The Yerbaé Arrangement Resolution is further described in this Joint Proxy Statement/Circular, including under “General Information Concerning the Yerbaé Meeting and Voting - Purpose of the Yerbaé Meeting”.

Q:	What approvals are required by Yerbaé Shareholders at the Yerbaé Meeting?

A: The votes required to approve the Yerbaé Arrangement Resolution listed herein assumes the presence of a quorum at the Yerbaé Meeting:

No.	Proposal	Votes Necessary
1.	Yerbaé Arrangement Resolution	The Arrangement will become effective only if it is approved by: (i) at least two-thirds (66 2/3%) of the votes cast by Yerbaé Shareholders present or represented by proxy and entitled to vote at the Yerbaé Meeting; and (ii) the affirmative vote of at least a simple majority of the votes cast by Yerbaé Shareholders, voting as a single class, present or represented by proxy and entitled to vote at the Yerbaé Meeting, after excluding the votes cast by certain persons whose votes may not be included in determining minority approval of a business combination pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”); and (iii) a simple majority (more than 50%) of the votes cast by Safety Shot Stockholders present or represented by proxy and entitled to vote at the Safety Shot Meeting.

Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.

10

Q:	How do I vote on the Yerbaé Arrangement Resolution?

A: You should carefully read and consider the information contained in this Joint Proxy Statement/Circular. Registered holders of Yerbaé Shares (each, a “Registered Yerbaé Shareholder”) should then vote by: (1) attending and voting at the Yerbaé Meeting; (2) visiting https://vote.odysseytrust.com and click on LOGIN. You will require the CONTROL NUMBER printed with your address to the right on your proxy form. If you vote by Internet, do not mail the proxy; (3) submitting the enclosed Yerbaé form of proxy by mail or personal delivery to Odyssey Trust Company, Attn: Proxy Department, Suite 702, 67 Yonge St., Toronto, ON M5E 1J8; or (4) By fax to Odyssey, to the attention of the Proxy Department at 1-800-517-4553 (toll-free within Canada and the U.S.) or 416-263-9524 (international). If you submit a proxy to vote your Yerbaé Shares via the internet or by facsimile, you must do so no later than 10:00 a.m. (Vancouver time) on June 10, 2025. If you submit a proxy to vote your Yerbaé Shares by mail, your completed Yerbaé form of proxy must be received no later than 10:00 a.m. (Vancouver time) on June 10, 2025 (or if the Yerbaé Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Yerbaé Meeting). For more information, see “General Information Concerning the Yerbaé Meeting and Voting – Voting Instructions – Registered Yerbaé Shareholders”.

If you hold your Yerbaé Shares with a broker, investment dealer or other intermediary (each, a “Beneficial Yerbaé Shareholder”), please follow the instructions on the voting instruction form provided by such broker, investment dealer or other intermediary to ensure that your vote is counted at the Yerbaé Meeting. For more information, see “General Information Concerning the Yerbaé Meeting and Voting – Voting Instructions – Beneficial Yerbaé Shareholders”.

Q:	Should I send in my proxy now?

A: Yes. To ensure your vote is counted, you should immediately complete and submit the enclosed Yerbaé form of proxy or voting instruction form. You are encouraged to vote well in advance of the proxy cut-off at 10:00 a.m. (Vancouver time) on June 10, 2025 (or if the Yerbaé Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Yerbaé Meeting).

Q:	If my Yerbaé Shares are held by a broker, investment dealer or other intermediary, will they vote my Yerbaé Shares for me?

A: A broker, investment dealer or other intermediary will vote the Yerbaé Shares held by you only if you provide instructions to such broker on how to vote or which election to make. If you fail to give proper instructions, those Yerbaé Shares will not be voted on your behalf. Yerbaé Shareholders should instruct their intermediaries to vote their Yerbaé Shares on their behalf by following the directions on the voting instruction form provided to them by their intermediaries. Unless your intermediary gives you its proxy to vote the Yerbaé Shares at the Yerbaé Meeting, you cannot vote those Yerbaé Shares owned by you at the Yerbaé Meeting. For more information, see “General Information Concerning the Yerbaé Meeting and Voting – Voting Instructions – Beneficial Yerbaé Shareholders”.

11

Q:	Can I revoke my vote after I have voted by proxy?

A: Yes. A Registered Yerbaé Shareholder executing the enclosed form of proxy has the right to revoke it by either attending the Yerbaé Meeting and voting at the Yerbaé Meeting or providing a new proxy dated as at a later date, provided that the new proxy is received by Broadridge Investor Communications Corporation at Data Processing Centre (“Broadridge”), P.O. Box 3700 STN Industrial Park, Markham, Ontario, Canada, L3R 9Z9 before 10:00 a.m. (Vancouver time) on June 10, 2025 (or if the Yerbaé Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Yerbaé Meeting). A Registered Yerbaé Shareholder may also revoke any prior proxy without providing new voting instructions by clearly indicating in writing that such Registered Yerbaé Shareholder wants to revoke his, her or its proxy and delivering this written document to Broadridge at Data Processing Centre, P.O. Box 3700 STN Industrial Park, Markham, Ontario, Canada, L3R 9Z9 no later than 10:00 a.m. (Vancouver time) on June 10, 2025, or two business days immediately preceding any adjournment or postponement of the Yerbaé Meeting, or delivered in any other manner provided by law.

If you a Beneficial Yerbaé Shareholder and hold your Yerbaé Shares through a broker, investment dealer or other intermediary, the methods to revoke your proxy may be different and you should carefully follow the instructions provided to you by your intermediary. For more information, see “General Information Concerning the Yerbaé Meeting and Voting – Revocation of Proxies”.

Q:	Are Yerbaé Shareholders entitled to Dissent Rights?

A: Yes. Under the Interim Order, registered Yerbaé Shareholders are entitled to Dissent Rights (as defined below), but only if they strictly comply with the requirements set forth in section 238 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement. If you wish to exercise Dissent Rights, you should review the requirements summarized in this Joint Proxy Statement/Circular carefully and consult with your legal advisor. For more information, see “Description of the Arrangement – Dissent Rights of Yerbaé Shareholders”, “General Information Concerning the Yerbaé Meeting and Voting – Yerbaé Dissenting Shareholders’ Rights”, and Appendix “H” of this Joint Proxy Statement/Circular.

Q:	Who can help answer my questions?

A: If you have any questions about this Joint Proxy Statement/Circular or the matters described in this Joint Proxy Statement/Circular, please contact your professional advisor. Yerbaé Shareholders who would like additional copies, without charge, of this Joint Proxy Statement/Circular or have additional questions about the procedures for voting Yerbaé Shares or making an election, should contact their broker or in writing to Todd Gibson, Chief Executive Officer, at Yerbaé at 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 85255, United States.

12

Safety Shot Stockholder Questions and Answers

Q:	When and where is the Safety Shot Meeting?

A: The Safety Shot Meeting will be held on June 12, 2025 at 11:00 a.m. (Eastern time) and will be held in a virtual format. Safety Shot Stockholders may participate by logging in online at www.virtualshareholdermeeting.com/SHOT2025SM, where they will be able to virtually attend the Safety Shot Meeting via live audio webcast. Online check-in will begin at 10:30 a.m. (Eastern time), and Safety Shot encourages you to allow ample time for the online check-in procedures. To participate in the Safety Shot Meeting, Safety Shot Stockholders will need their unique 16-digit control number included on their Safety Shot proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.

Q:	What am I voting on?

A.	You are being asked to consider and vote on the following proposals:

1.	to approve the Safety Shot Share Issuance Proposal;

2.	to approve the Safety Shot Incentive Plan Proposal;

3.	to approve the Safety Shot Settlement Proposal;

4.	to approve the Safety Shot Nasdaq Change of Control Proposal;

5.	to approve the Safety Shot Reverse Stock Split Proposal; and

6.	subject to the provisions of the Arrangement Agreement, to approve the adjournment of the Safety Shot Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, and the Safety Shot Reverse Stock Split Proposal or to establish a quorum.

The Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, the Safety Shot Reverse Stock Split Proposal and the Safety Shot Adjournment Proposal are collectively referred to as the “Safety Shot Proposals”.

Please note that the approval by Safety Shot Stockholders of each of the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal is required in order to complete the Arrangement.

Q:	Does the Safety Shot Board support the Safety Shot Proposals?

A: Yes. The Safety Shot Board has unanimously determined that the Safety Shot Proposals are in the best interests of Safety Shot and the Safety Shot Stockholders and recommends that the Safety Shot Stockholders vote FOR each of the Safety Shot Proposals.

In making its recommendation regarding the Safety Shot Proposals, the Safety Shot Board considered a number of factors as described in this Joint Proxy Statement/Circular under “Description of the Arrangement — Recommendation of the Safety Shot Board”, and “Description of the Arrangement — Reasons Considered by the Safety Shot Board; Recommendation of the Safety Shot Share Issuance Proposal by the Safety Shot Board”.

The Safety Shot Proposals are further described in this Joint Proxy Statement/Circular, including under “General Information Concerning the Safety Shot Meeting and Voting — Purpose of the Safety Shot Meeting”.

13

Q:	What is the purpose of the Safety Shot Incentive Plan Proposal?

A: The Safety Shot Board has unanimously determined that it is in the best interest of Safety Shot and the Safety Shot Stockholders to increase the Safety Shot Shares available under the Plan to maintain a sufficient pool of Safety Shot Shares available for grant under the Plan in order to retain, incentivize and reward current Safety Shot and Yerbaé employees, consultants, officers and directors and attract new employees, officers and consultants and, where appropriate, new director candidates. Safety Shot currently has approximately 17 participants in the Plan and Yerbaé estimates that 23 new participants will be participating in the Plan following closing of the Arrangement.

Q:	What approvals are required by Safety Shot Stockholders at the Safety Shot Meeting?

A: Except for the Safety Shot Adjournment Proposal, the vote required to approve all of the Safety Shot Proposals listed herein assumes the presence of a quorum at the Safety Shot Meeting.

No.	Proposal	Votes Necessary
1.	Safety Shot Share Issuance Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

2.	Safety Shot Incentive Plan Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

3.	Safety Shot Settlement Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

4.	Safety Shot Nasdaq Change of Control Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

5.	Safety Shot Reverse Stock Split Proposal	Approval requires the affirmative vote of a majority of the votes cast by stockholders present at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting; provided that the Safety Shot common stock is listed on Nasdaq immediately before the Safety Shot Reverse Stock Split becomes effective and meets the listing requirements of Nasdaq relating to the minimum number of holders immediately after the Safety Shot Reverse Stock Split becomes effective (the “Listing Condition”). If the Listing Condition is not met, the Safety Shot Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of issued and outstanding shares of Safety Shot common stock as of the Safety Shot Record Date.

6.	Safety Shot Adjournment	Approval requires the affirmative vote of a majority of the of the Safety Shot Shares present or represented by proxy at the Safety Shot Meeting.

14

Only registered Safety Shot Stockholders (each, a “Registered Safety Shot Stockholder”) are entitled to vote at the Safety Shot Meeting. Each Registered Safety Shot Stockholder has one vote for each Safety Shot Share held at the close of business on the Safety Shot Record Date. As of the Safety Shot Record Date, there were 75,582,297 Safety Shot Shares outstanding.

Any abstentions with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting and have the same effect as a vote against such proposal. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without voting instructions from their customers. As each of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal to be voted upon at the Safety Shot Meeting are considered “non-routine,” such organizations do not have discretion to vote on any of these proposals for which they do not receive voting instructions from their customers (this is referred to in this context as a “broker non-vote”). Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal, your Safety Shot Shares will not be voted on these proposals.

Any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting, provided the Listing Condition is met, have no effect on the Safety Shot Reverse Stock Split Proposal. If the Listing Condition is not met, any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will have the same effect as a vote against the proposal. As the Safety Shot Reverse Stock Split Proposal is not contingent upon the closing of the Arrangement and it is the intention of the Safety Shot Board to implement the Safety Shot Reverse Stock Split regardless of whether the Transaction is approved and consummated, the Safety Shot Reverse Stock Split Proposal is considered “routine.” Accordingly, banks, brokers and other nominees that hold their customers’ shares in street name may vote their customers’ shares without voting instructions from their customers on the Safety Shot Reverse Stock Split Proposal and such organizations have discretion to vote on the Safety Shot Reverse Stock Split Proposal if they do not receive voting instructions from their customers. Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Reverse Stock Split Proposal, your Safety Shot Shares will be considered present at the Safety Shot Meeting, will be counted for purposes of determining the presence of a quorum at the Safety Shot Meeting and may be voted by your bank, broker or other nominee with respect to the Safety Shot Reverse Stock Split Proposal.

Q:	Are Safety Shot Stockholders entitled to appraisal rights?

A: No Safety Shot Stockholders are not entitled to appraisal rights under the Delaware General Corporation Law (“DGCL”).

15

Q:	How do I vote on the Safety Shot Proposals?

A: If you are a Registered Safety Shot Stockholder, you may vote during the Safety Shot Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that Safety Shot may elect to deliver at a later time. Whether or not you plan to attend the Safety Shot Meeting, Safety Shot urges you to vote by proxy to ensure that your vote is counted. You may still attend and vote during the Safety Shot Meeting even if you have already voted by proxy.

●	To vote during to the Safety Shot Meeting, go to www.virtualshareholdermeeting.com/SHOT2025SM to complete an electronic proxy card. You will be asked to provide your unique 16-digit control number. Any previous votes or proxies that you submitted will be superseded by the vote that you cast at the Safety Shot Meeting.

●	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided with the proxy card. If Safety Shot receives your signed proxy card by 11:59 p.m. (Eastern time) on June 11, 2025, Safety Shot will vote your Safety Shot Shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide your unique 16-digit control number. Your telephone vote must be received by 11:59 p.m. (Eastern time) on June 11, 2025 to be counted.

●	To vote through the internet, go to www.virtualshareholdermeeting.com/SHOT2025SM to complete an electronic proxy card. You will be asked to provide your unique 16-digit control number. Your internet vote must be received by 11:59 p.m. (Eastern time) on June 11, 2025 to be counted.

If you are a beneficial owner of Safety Shot Shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that organization rather than from Safety Shot. Please follow the voting instructions in that notice to ensure that your vote is counted. To vote during the Safety Shot Meeting, you must contact your broker, bank or other agent in advance of the Safety Shot Meeting to obtain a legal proxy or broker’s proxy card.

Internet proxy voting may be provided to allow you to vote your Safety Shot Shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your computing device and internet access, such as the cost of such device and the software thereon and usage charges from internet access providers and telephone companies.

Q:	What happens if Safety Shot Stockholders approve the Safety Shot Share Issuance Proposal, but do not approve one or more of the other Safety Shot Proposals?

A: If the Safety Shot Incentive Plan Proposal is not approved but the Safety Shot Share Issuance Proposal is approved, Safety Shot would not be required to complete the Arrangement even if all other conditions precedent have been satisfied. If the Safety Shot Adjournment Proposal is not approved but the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal are approved, Safety Shot would be required to complete the Arrangement if all other conditions precedent have been satisfied. If the Safety Shot Reverse Stock Split Proposal, the Safety Shot Settlement Proposal or the Safety Shot Nasdaq Change of Control Proposal is not approved, Safety Shot would be able to complete the Arrangement if all other conditions precedent have been satisfied.

16

Q:	If my Safety Shot Shares are held by a broker, will they vote my Safety Shot Shares for me?

A: Except with respect to the Safety Shot Reverse Stock Split Proposal, a broker will vote the Safety Shot Shares held by you only if you provide instructions to such broker on how to vote or which election to make. If you fail to give proper instructions, those Safety Shot Shares will not be voted on your behalf except with respect to the Safety Shot Reverse Stock Split Proposal as described below. Safety Shot Stockholders should instruct their brokers to vote their Safety Shot Shares on their behalf by following the directions on the voting instruction form provided to them by their intermediaries. Unless your intermediary gives you its proxy to vote the Safety Shot Shares at the Safety Shot Meeting, you cannot vote those Safety Shot Shares owned by you at the Safety Shot Meeting. For more information, see “General Information Concerning the Safety Shot Meeting and Voting – Beneficial Safety Shot Stockholders”.

Banks, brokers and other nominees that hold their customers’ shares in street name may vote their customers’ shares without voting instructions from their customers on the Safety Shot Reverse Stock Split Proposal because it is considered “routine,” and such organizations have discretion to vote on this proposal if they do not receive voting instructions from their customers. Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Reverse Stock Split Proposal, your Safety Shot Shares will be considered present at the Safety Shot Meeting, will be counted for purposes of determining the presence of a quorum at the Safety Shot Meeting and will be voted by your bank, broker or other nominee with respect to the Safety Shot Reverse Stock Split Proposal.

Q:	Can I revoke my vote after I have voted by proxy?

A: Yes. A Registered Safety Shot Stockholder who has submitted a proxy may revoke it at any time prior to it being exercised. If the Safety Shot Stockholder is a registered holder, the Safety Shot Stockholder can do this in one of four ways: (i) a Safety Shot Stockholder may submit another timely and properly completed proxy card with a later date; (ii) a Safety Shot Stockholder may grant a subsequent timely proxy by telephone or through the internet; (iii) a Safety Shot Stockholder may send a timely written notice that such Safety Shot Stockholder is revoking the proxy to Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477, Attention: Corporate Secretary; and (iv) a Safety Shot Stockholder may attend and vote during the Safety Shot Meeting. Simply attending the Safety Shot Meeting will not, by itself, revoke a proxy. For more information, see “General Information Concerning the Safety Shot Meeting and Voting – Participation at the Safety Shot Meeting”.

If you have instructed a broker to vote your Safety Shot Shares and wish to change your vote, you must follow the directions received from your broker to change those instructions. For more information, see “General Information Concerning the Safety Shot Meeting and Voting – Revocation of Proxies”.

Q:	Who can help answer my questions?

A: If you have any questions about this Joint Proxy Statement/Circular or the matters described in this Joint Proxy Statement/Circular, please contact your professional advisor. Safety Shot Stockholders who would like additional copies, without charge, of this Joint Proxy Statement/Circular or have additional questions about the procedures for voting Safety Shot Shares or making an election, should contact their broker or Safety Shot at Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477, Attention: Corporate Secretary.

17

Summary

This summary highlights the key aspects of the matters to be considered at the Yerbaé Meeting and the Safety Shot Meeting, but it does not contain all of the information that is important to you. You should carefully read this entire document and the other documents Safety Shot and Yerbaé refer you to for a more complete understanding of the matters being considered at the meetings. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this Joint Proxy Statement/Circular, including the Appendices (which are incorporated into and form part of this Joint Proxy Statement/Circular).

The Companies

Yerbaé

Yerbaé Brands Corp. develops plant-based energy drinks that contain no added sugar or artificial ingredients. Yerbaé was founded by Todd and Karrie Gibson in 2016 to create plant-based energy drinks containing Yerba Mate, a South American herb and a natural source of caffeine. Yerbaé’s first beverage was launched in the first quarter of 2017.

Yerbaé is engaged in the development, marketing, sale and distribution of plant-based energy beverages that do not contain calories, carbohydrates or sugar. Yerbaé’s line of beverages are blended with non-GMO plant-based ingredients and offer the benefits of Yerba Mate and White Tea, sustainably sourced from Brazil and other growing regions in South America.

Yerbaé beverages are created to provide products targeted at consumers seeking healthier beverages as an alternative to existing energy drinks and focused on health, wellness and fitness. The products are formulated to provide a more refreshing taste than coffee, with additional benefits to existing sodas and sparkling waters, along with healthier ingredients than traditional energy drinks. Yerbaé’s products complement a variety of healthy lifestyles, such as non-GMO, Keto, Vegan, Kosher, Paleo and gluten-free diets.

Yerbaé offers two primary beverage lines with a total of fourteen flavors. Yerbaé’s two primary product lines are the 12oz Plant-Based Energy Seltzer Water and 16oz Plant-Based Energy Drink.

Yerbaé was formed by way of a reverse triangular merger on February 8, 2023, whereby: (i) Kona Bay Technologies (Delaware) Inc. merged with and into Yerbaé Brands Co., both Delaware companies, pursuant to the provisions of the Delaware General Corporation Law (“DGCL”), and (ii) Yerbaé (then, Kona Bay Technologies Inc.) completed a plan of arrangement conducted pursuant to the provisions of the BCBCA, which also resulted in the amalgamation (the “Amalgamation”) of Yerbaé (then, Kona Bay Technologies Inc.) with 1362283 B.C. Ltd. (“FinCo”) under the name “Yerbaé Brands Corp.”.

Yerbaé’s head office and principal address is 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 85255, USA, and its registered and records office is located at Bentall 5, Suite 2501 – 550 Burrard Street, Vancouver, British Columbia, V6C 2B5. Yerbaé is a reporting issuer in the provinces of Alberta and British Columbia whose Yerbaé Shares are listed for trading on the facilities of the TSXV under the symbol “YERB.U” and on the OTCQX under the symbol “YERBF”.

For more information on Yerbaé, see “Information Concerning Yerbaé”.

18

Safety Shot

Safety Shot Inc. (NASDAQ: SHOT) was formerly known as Jupiter Wellness Inc. In August 2023, Safety Shot successfully completed the asset purchase of the Safety Shot Dietary Supplement from GBB Drink Lab, Inc. (“GBB”), thereby gaining ownership of various assets, including the intellectual property, trade secrets, and trademarks associated with its dietary supplement (the “Safety Shot Dietary Supplement”). Concurrently with the asset purchase, Safety Shot changed its name to Safety Shot, Inc. and changed its NASDAQ trading symbol to SHOT. Safety Shot launched its e-commerce sale of the Safety Shot Dietary Supplement in December 2023. On October 9, 2024, Safety Shot renamed the Safety Shot Dietary Supplement as the “Sure Shot Dietary Supplement.”

The Sure Shot Dietary Supplement has been formulated to reduce the accumulation of blood alcohol. Noteworthy is the fact that the Sure Shot Dietary Supplement comprises 28 active ingredients, all falling under the Generally Regarded As Safe (GRAS) category. Under sections 201(s) and 409 of the Federal Food, Drug, and Cosmetic Act (the Act), any substance that is intentionally added to food is a dietary supplement, that is subject to premarket review and approval by the FDA, unless the substance is generally recognized, among qualified experts, as having been adequately shown to be safe under the conditions of its intended use, or unless the use of the substance is otherwise excepted from the definition of a dietary supplement.

It’s crucial to note that the Sure Shot Dietary Supplement is currently manufactured in a facility adhering to Good Manufacturing Practices, ensuring the highest standards of quality and safety throughout its production process. Safety Shot currently maintains a workforce comprising eight full-time employees of its own.

Specializing in Consumer Packaged Goods, Safety Shot’s focus centers on the commercialization of a 12-ounce product positioned as a dietary supplement. Beyond Safety Shot existing product, Safety Shot has introduced new product lines, including a convenient powdered stick pack version and a 4-ounce version of the Sure Shot Dietary Supplement.

Safety Shot has discontinued the historical product lines of Jupiter Wellness which included a diverse range of products, such as hair loss treatments, vitiligo solutions, and sexual wellness products, that catered to different health and wellness needs and Safety Shot’s commitment to supporting health and wellness by developing innovative solutions to a range of conditions. In connection therewith, on September 24, 2024, Safety Shot entered into a Separation and Exchange Agreement with its subsidiary Caring Brands, Inc. whereby Caring Brands will seek to commercialize this product line. Caring Brands will be responsible for all costs associated with the operation of that line of business. Safety Shot will focus its efforts on the commercialization of the Sure Shot Dietary Supplement. Safety Shot will retain ownership of 3,000,000 shares of Caring Brands, Inc.

Safety Shot entered into a stock exchange agreement (the “Exchange Agreement”) with SRM Entertainment, Inc. (“SRM”) to govern the separation of SRM and Safety Shot. On May 26, 2023, we amended and restated the Exchange Agreement (the “Amended and Restated Exchange Agreement”) to include additional information regarding the distribution and the separation of SRM and Safety Shot. The separation as set forth in the Amended and Restated Exchange Agreement with Safety Shot closed August 14, 2023. Pursuant to the Amended and Restated Exchange Agreement, on May 31, 2023, SRM issued to Safety Shot 6,500,000 shares of SRM Common Stock (representing 79.3% of SRM’s outstanding shares of common stock) in exchange for 2 ordinary shares of SRM Ltd owned by Safety Shot (representing all of the issued and outstanding ordinary shares of SRM) (the “Share Exchange”). On August 14, 2023, SRM consummated its Initial Public Offering (“IPO”), pursuant to which it sold 1,250,000 shares of its common stock at a price of $5.00 per share. In connection with the Share Exchange and SRM’s IPO, Safety Shot distributed 2,000,000 shares of SRM’s common stock to Safety Shot’s stockholders and certain warrant holders (out of the 6.5 million shares issued in May 2023) which occurred on the effective date of the Registration Statement but prior to the closing of the IPO. Following such distribution, Safety Shot owns 4.0 million of the 9,450,000 shares of common stock outstanding and SRM is now a minority owned subsidiary of Safety Shot.

19

To achieve Safety Shot’s mission, Safety Shot relies on its team of highly skilled and experienced professionals who are committed to advancing its vision of health and wellness. Safety Shot’s team includes individuals with scientific backgrounds, an experienced researcher, product developers, and business experts who collaborate to create new products and enhance existing ones. Safety Shot also seeks to partner with industry leaders and organizations to gain access to the latest technologies and expand its reach.

The Sure Shot Dietary Supplement is currently sold through e-commerce and in retail stores. In addition, Safety Shot is seeking to collaborate with other companies to license its intellectual property, to create additional revenue streams and expand its global presence. At present, Safety Shot does not experience concentration risk or dependence on major customers.

Safety Shot maintains a diverse network of raw material suppliers that are integral to its production processes. Acquisition strategies encompass both direct procurement and collaborative efforts with its co-packers. The selection of suppliers is contingent upon various factors, including ingredient specificity, availability, and other essential considerations. Notably, these suppliers coincide with those currently providing materials to other facilities engaged in the manufacturing of drinks, powders, tablets, and capsules. Safety Shot’s roster of suppliers comprises reputable entities such as Jiaherb, Compound Solutions, Kyowa-Hakko, Mitsubishi Ingredients, Nura, Sensapure Flavors, Brenntag, E3 Ingredients, Ingredients Online, among others. This strategic alliance with established industry players underscores its commitment to sourcing high-quality raw materials essential for the production of its innovative product line. Furthermore, Safety Shot’s approach to supplier relationships reflects a dedication to maintaining a seamless and reliable supply chain. Safety Shot believes that this not only ensures the consistency of its current offerings but also positions them favorably for future developments. Safety Shot’s Management believes that as it continues to expand its product portfolio, Safety Shot believes that these partnerships with trusted suppliers play a pivotal role in upholding the standards that Safety Shot expect of its brand.

For additional information about Safety Shot, see “Information Concerning Safety Shot”

Background to the Arrangement

The Arrangement Agreement is the result of extensive arm’s length negotiations between Yerbaé and its legal and financial advisors, on the one hand, and Safety Shot and its legal and financial advisors, on the other hand. See “Description of the Arrangement — Background to the Arrangement” for a summary of the main events that led to the execution of the Arrangement Agreement, including certain meetings, negotiations, discussions and actions of the parties that preceded the execution of the Arrangement Agreement and the public announcement of the Arrangement.

20

Reasons Considered by the Yerbaé Board

In reaching its decision to unanimously approve the Arrangement Agreement and the transactions contemplated thereby, including the issuance of Safety Shot Shares to Yerbaé Shareholders in connection with the Arrangement, the Yerbaé Board considered the following factors, all of which they viewed as supporting its decisions to approve the Arrangement Agreement and the transactions contemplated thereby:

●	Evans & Evans Fairness Opinion. Evans & Evans Inc. (“Evans & Evans”) delivered an opinion to the Yerbaé Board that, as of December 30, 2024 (the “Evans & Evans Fairness Opinion”) and based upon and subject to the assumptions, limitations and qualifications set forth therein, concluded that the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Yerbaé Shareholders. The Yerbaé Board also considered the compensation arrangements of Evans & Evans, in particular that Evans & Evans was engaged to provide the Evans & Evans Fairness Opinion on a fixed fee basis that was not contingent on the conclusions reached in such fairness opinion or the completion of the Arrangement.

●	Business Issues and Trends. In considering the status quo as an alternative to pursuing the Arrangement, the Yerbaé Board assessed potential synergies and opportunities to leverage shared logistics and supply chain efficiencies, Yerbaé’s current strategic direction and business plan in light of anticipated future opportunities, challenges and risks associated with such plan, including Yerbaé’s expected future financial and liquidity requirements, the investments required to achieve such plan, the risks associated with the functional energy drink industry generally, the competitive landscape of the industry in which Yerbaé operates, as well as the other risks and uncertainties set forth in Yerbaé’s most recent Annual Report on Form 10-K and the potential impact of such factors on the future trading price of the Yerbaé Shares, and ultimately concluded that the Arrangement is an attractive proposition and fair outcome for Yerbaé Shareholders relative to the status quo.

●	Access to Great Liquidity. In considering whether to the enter into the Arrangement Agreement, the Yerbaé Board considered the enhanced liquidity completing the Arrangement may provide Yerbaé Shareholders. Specifically, the acquisition of Yerbaé by Safety Shot, whose Safety Shot Shares are listed on the Nasdaq, have significantly greater trading volume and liquidity compared to the Yerbaé Shares. The Yerbaé Board also believes that in consummating the Arrangement, the Combined Company can lead to improved visibility for Yerbaé, as well as its brand and products. Accordingly, Yerbaé could potentially benefit from higher growth trajectory.

●	Financial Outlook and Alternative Transactions. After careful consideration of Yerbaé’s current financial outlook, which is less favorable than desired, and despite efforts to secure additional financing, the ability to obtain such financing on favorable terms has proven challenging and have not met Yerbaé’s expectations. In evaluating various alternatives, the Yerbaé Board determined that these financing options and alternative transaction avenues presented as less favorable an opportunities in contrast to the Transaction. After thorough review and consultation with financial and legal advisors, the Yerbaé Board believes that this Transaction offers the best path forward to address Yerbaé’s financial challenges and maximize value for its shareholders given its current situation.

●	Stronger Financial Position and Cash Assets. Safety Shot’s stronger cash reserves provide a cushion for strategic investments and potential for reinvestment into Yerbaé’s operations, R&D or market expansion. With greater cash flow and reserves, Safety Shot may also have the resources to fund innovation, marketing campaigns or further expansion of Yerbaé’s products both domestically and abroad, benefiting both companies in the long run.

●	Improved Competitive Positioning. The combination of businesses of Yerbaé and Safety Shot may offer opportunities for Yerbaé and Safety Shot to expand its product offerings and geographic reach, especially in regions or markets where the acquirer has a more substantial presence. The Transaction may also lead to cost efficiencies, shared resources and consolidated supply chains, which could result in reduced operating costs and increased profitability.

21

●	Arm’s Length Negotiations. The terms of the Arrangement and the Arrangement Agreement are the result of a negotiation process that was undertaken at arm’s length between Yerbaé, with the assistance of and advice from its financial and legal advisors, on the one hand, and Safety Shot and its advisors, on the other hand. The Yerbaé Board held meetings to consider and review the terms of the initial proposal put forward by Safety Shot to acquire Yerbaé leading up to the execution of the non-binding letter of intent dated July 5, 2024, as amended on December 10, 2024 (together, the “LOI”), and the results of subsequent negotiations with Safety Shot which resulted in the entry by the parties of the Arrangement Agreement.

●	Arrangement Agreement Terms. The terms and conditions of the Arrangement Agreement are, in the judgment of the Yerbaé Board, following consultations with its and Yerbaé’s legal advisors, reasonable and were the result of extensive arm’s length negotiations between Yerbaé and Safety Shot. In particular:

●	Conditions to Closing. Completion of the Arrangement is subject to a certain number of conditions which the Yerbaé Board believes are reasonable in the circumstances.

●	Ability to Change Recommendation. The Arrangement Agreement permits the Yerbaé Board to, in certain circumstances, change its recommendation that Yerbaé Shareholders vote for the Yerbaé Arrangement Resolution where, among other things, the Yerbaé Board has received an Acquisition Proposal (as defined in the Arrangement Agreement), Yerbaé is otherwise in compliance with its non-solicit obligations under the Arrangement Agreement and Yerbaé pays Safety Shot the Termination Fee of $1,750,000 plus up to $250,000 of Safety Shot’s transaction expenses, and has determined that the Yerbaé Acquisition Proposal constitutes a Superior Proposal (as defined in the Arrangement Agreement).

●	Expense Reimbursement Fee. If the Safety Shot Board, among other things, withdraws or changes its recommendation with respect to the Safety Shot Stockholder Approval, in which case Safety Shot will be obligated to pay to Yerbaé the Expense Reimbursement Fee; a fee of $500,000 plus up to $250,000 of transaction expenses.

●	Shareholder and Court Approvals Required.

●	The Arrangement will become effective only if it is approved by: (i) at least two-thirds (66 2/3%) of the votes cast by Yerbaé Shareholders present or represented by proxy and entitled to vote at the Yerbaé Meeting; and (ii) the affirmative vote of at least a simple majority of the votes cast by Yerbaé Shareholders, voting as a single class, present or represented by proxy and entitled to vote at the Yerbaé Meeting, after excluding the votes cast by certain persons whose votes may not be included in determining minority approval of a business combination pursuant to MI 61-101; and (iii) a simple majority (more than 50%) of the votes cast by Safety Shot Stockholders present or represented by proxy and entitled to vote at the Safety Shot Meeting.

●	Completion of the Arrangement is subject to the approval of the Court, after considering the procedural and substantive fairness of the Arrangement at a hearing at which Yerbaé Shareholders and others are entitled to be heard.

22

●	Continuing Interest in Safety Shot. Following the Arrangement, Yerbaé will no longer exist as a public company and the Yerbaé Shares will be delisted from the TSXV and OTCQX. However, Yerbaé Shareholders will have the opportunity to participate in the potential benefits of a continued investment in Yerbaé, including any future increase in value that might result from future growth and the potential achievement of Yerbaé’s long-term strategic plans, through their holding of Safety Shot Shares, which are listed on Nasdaq, following closing of the Arrangement.

●	Dissent Rights. Registered Yerbaé Shareholders who do not vote their Yerbaé Shares for the Arrangement are entitled to exercise right of dissent with respect to the Arrangement and receive “fair value” for their Yerbaé Shares as determined by the Court.

●	Other Stakeholders. The Yerbaé Board considered the impact of the Arrangement on all of Yerbaé’s stakeholders, including the Yerbaé Shareholders, the holders of the Convertible Debentures (as defined below), employees, suppliers, vendors, customers and the communities in which Yerbaé operates. In the view of the Yerbaé Board, the terms of the Arrangement Agreement treat such stakeholders equitably and fairly.

In making its recommendation with respect to the Arrangement, the Yerbaé Board also considered a number of potential risks and potential negative factors, which the Yerbaé Board concluded were outweighed by the positive substantive and procedural factors described above, including, among others, the following:

●	Risks to the Business of Non-Completion. There are risks to Yerbaé if the Arrangement is not completed despite the parties’ efforts or completion of the Arrangement is unduly delayed, even if the Yerbaé Arrangement Resolution is not approved, including the potential for lawsuits, actions or proceedings in respect of the Arrangement Agreement or the Arrangement, the potential resulting negative impact on Yerbaé’s business, vendor and customer relationships, the potential loss of value to the Yerbaé Shareholders and the possible reduction of the trading price of the Yerbaé Shares. Additionally, failure to complete the Arrangement could lead to missed opportunities in expanding product offerings and reaching new markets, ultimately impacting long-term sustainability and profitability. The Yerbaé Board determined that the Arrangement presented a strategic solution to these risks, aligning with Yerbaé’s growth objectives and enhancing its competitive position in the market.

●	Transaction Costs and Expenses. Yerbaé has incurred and will continue to incur significant transaction costs and expenses in connection with the Arrangement, regardless of whether the Arrangement is completed. These costs include, but are not limited to, fees for legal, financial and advisory services, as well as due diligence, regulatory filings and other professional services necessary for the Transaction. If the Arrangement does not proceed to completion, these expenses will be unrecoverable, representing a financial burden.

●	Diversion of Management’s Attention. There are risks that management’s attention and other resources will be diverted from the operation of Yerbaé’s business, including other strategic opportunities and operational matters, while working towards the completion of the Arrangement. The complexity of the Transaction also requires significant time and focus from Yerbaé’s management team potentially leading to delays in executing other key initiatives, such as new product launches, market expansion plans or ongoing efficiency improvements. Balancing the demands of the Arrangement with the need to maintain operational effectiveness and capitalize on existing opportunities was a key consideration in the Yerbaé Board’s evaluation of the Arrangement.

23

●	Pendency of the Arrangement. The pendency of the Arrangement may have a negative impact on Yerbaé’s business, including its relationship with its employees, customers, suppliers and local communities in which Yerbaé operates.

●	Termination of the Arrangement Agreement. Safety Shot has the right to terminate the Arrangement Agreement in certain circumstances, including if holders of more than 10% of the Yerbaé Shares that are issued and outstanding as at the deadline for the exercise of dissent rights specified in the Plan of Arrangement exercise dissent rights.

●	Yerbaé Termination Fee. The Termination Fee is payable by Yerbaé to Safety Shot if the Arrangement is not completed and the Arrangement Agreement is terminated in certain circumstances.

●	Non-Solicitation Obligations. The terms of the Yerbaé Voting Support Agreements, Yerbaé’s non-solicitation obligations under the Arrangement Agreement and the Termination Fee payable by Yerbaé to Safety Shot in certain circumstances under the Arrangement Agreement may discourage other parties from making a Superior Proposal. The Yerbaé Board was advised, and understood, that such restrictions would further limit the possibility that a Superior Proposal will emerge.

●	Restrictions on Operations. The Arrangement Agreement imposes various restrictions on the conduct of Yerbaé’s business during the period between the entering into of the Arrangement Agreement and the consummation of the Arrangement that could delay or prevent Yerbaé from undertaking business opportunities that may arise pending completion of the Arrangement. Specifically, the Arrangement Agreement requires that Yerbaé and the Yerbaé Subsidiaries operate only in the ordinary and normal course consistent with past practice, and prohibits any actions outside of this scope unless explicitly approved by the other party to the Arrangement Agreement. As a result, Yerbaé is limited in its ability to pursue new investments or explore acquisitions, partnerships or other strategic initiatives that could potentially otherwise enhance its competitive position. This restriction could hinder Yerbaé’s agility in responding to market changes or capitalizing on time-sensitive opportunities. Furthermore, if significant business opportunities or operational needs arise during this period, any inability to act on them could result in a loss of potential value or competitive disadvantage, all while the Arrangement is still pending. The Yerbaé Board carefully weighed these limitations against the potential benefits of completing the Arrangement, understanding that while necessary for the Transaction, these restrictions could create operational challenges for Yerbaé in the interim.

●	Interests of Certain Persons. Certain of the directors and executive officers of Yerbaé may have interests in the Arrangement that are different from, or in addition to, those of the Yerbaé Shareholders, including the right to receive collateral benefits (as such term is defined under MI 61-101) that differ from, or are in addition to, the Consideration Shares to be received by the Yerbaé Shareholders under the Arrangement. For more information see “Description of the Arrangement – Interests of Yerbaé’s Directors and Management in the Arrangement”.

●	Taxable Transaction. The Arrangement will generally be a taxable transaction and, as a result, the Yerbaé Shareholders who are residents of Canada for purposes of the Tax Act will, depending on the original acquisition cost of the Yerbaé Shares, incur a taxable loss or gain as a result of receiving the Consideration Shares pursuant to the Arrangement.

24

After considering these factors and through discussions with Yerbaé’s management and outside legal and financial advisors, the Yerbaé Board concluded that the potential benefits of entering into the Arrangement Agreement outweighed the uncertainties and risks. In view of the factors considered in connection with its evaluation of the Arrangement and the complexity of these matters, the Yerbaé Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Arrangement and the Arrangement Agreement and to make its recommendation to Yerbaé Shareholders. In addition, individual members of the Yerbaé Board may have given differing weights to different factors and applied his or her own personal business judgment to the process. The Yerbaé Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith, including the exchange of 0.2918 Safety Shot Shares for each issued and outstanding Yerbaé Share (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), for an aggregate of approximately 20 million Safety Shot Shares, based on the anticipated capitalization of Yerbaé at closing , to be issued to Yerbaé Shareholders in connection with the Arrangement, were in the best interests of, and were advisable to, Yerbaé and the Yerbaé Shareholders and approved the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement.

For more information, see “Description of the Arrangement – Reasons Considered by the Yerbaé Board and the Yerbaé Board”.

Reasons Considered by the Safety Shot Board; Recommendation of the Share Issuance Proposal by the Safety Shot Board

In reaching its decision to unanimously approve the Arrangement Agreement and the transactions contemplated thereby, including the issuance of Safety Shot Shares to Yerbaé Shareholders in connection with the Arrangement, the Safety Shot Board considered the following factors, all of which they viewed as supporting its decisions to approve the Arrangement Agreement and the transactions contemplated thereby:

●	Strategic Factors. The Safety Shot Board evaluated the following key strategic factors supporting its approval of and entry into the Arrangement Agreement:

●	that the Arrangement may strengthen Safety Shot’s balance sheet, improve financial flexibility, provide significant growth funding and an accelerated path to cash flow breakeven and profitability;

●	that the Arrangement may expand Safety Shot’s revenue base across a broader portfolio of wellness and functional beverages facilitating greater resiliency to market dynamics;

●	that the Arrangement may provide the opportunity to enhance its product offerings to Safety Shot’s current customers and create opportunities for cross-promotion and bundling strategies;

●	that the Arrangement may allow for greater and more consistent nationwide category and brand awareness;

●	that the Safety Shot Board believes that the Arrangement would be accretive to the current trading price of the Safety Shot Shares;

25

●	that the Arrangement may diversify the Safety Shot stockholder base and enhance trading liquidity;

●	that the Arrangement would be more favorable compared to the alternative transactions and business opportunities that may have been available to Safety Shot given market conditions;

●	that the Arrangement is expected to result in distribution synergies, including access to established retail partnerships and high-volume markets where demand for functional and energy beverages is growing rapidly, optimization of distribution costs to improve margins and reduced time-to-market for Safety Shot’s product lines;

●	that the Arrangement is expected to improve the supply chain, including by delivering scalability to meet demand through improved logistics and infrastructure, potential shared warehousing, transportation, and fulfillment resources and the leveraging of efficiencies and scale through shared supply chain support;

●	that the Arrangement is expected to result in cost savings and efficiencies, including the streamlining of professional services and the elimination of redundant overhead and shared processes and infrastructure to drive efficiency;

●	that the Arrangement could spark product innovation based on shared expertise from brand and product innovation and improved market responsiveness to evolving consumer trends;

●	that the Arrangement will allow the Combined Company to cross-leverage Yerbaé’s strong customer relationships which could enable Safety Shot to tap into existing retail programs and promotional initiatives; and

●	that the Arrangement will allow Safety Shot to access Yerbaé’s proven expertise in launching and scaling products, which can be applied to Safety Shot’s product lines.

●	Other Factors Considered by the Safety Shot Board. In addition to considering the strategic factors described above, the Safety Shot Board considered the following additional factors, all of which it viewed as supporting its decision to approve the Arrangement:

●	its knowledge of Safety Shot’s business, operations, financial condition, earnings and prospects on a standalone basis and of Yerbaé’s business, operations, financial condition, earnings and prospects, taking into account the results of Safety Shot’s due diligence review of Yerbaé;

●	the opinion of Newbridge Securities Corporation (“Newbridge”) dated January 7, 2025 (the “Newbridge Fairness Opinion”), as to the fairness, from a financial point of view, to Safety Shot of the Consideration, subject to certain assumptions, factors and qualifications set forth therein;

26

●	the terms and conditions of the Arrangement Agreement, including the completion of the Arrangement, are subject to a limited number of customary conditions the Safety Shot Board consider to be reasonable in the circumstances and the Arrangement is not subject to antitrust or foreign investment approval conditions;

●	the terms and conditions of the Arrangement Agreement are the result of a rigorous arm’s length negotiation process; and

●	the reasonableness of the potential Termination Fee in the amount of $1,750,000, plus Safety’s Shot’s expenses for the Transaction not to exceed $250,000, which could become payable by Yerbaé if the Arrangement Agreement is terminated in certain circumstances.

The Safety Shot Board weighed the advantages and opportunities listed above against a number of other factors identified in its deliberations as weighing negatively against the Arrangement, including:

●	the risk that the transaction and integration costs may be greater than anticipated;

●	the cost of the Transaction, including dilution to Safety Shot Stockholders, as compared to other alternative transactions and business opportunities that may have been available to Safety Shot (including a financing);

●	the cost, including the time spent by Safety Shot’s management, associated with a decision to pursue a strategic transaction, as well as the potential ongoing liabilities of Yerbaé;

●	the impact that the announced Transaction could have on Safety Shot’s stock price and on Safety Shot’s ability to raise additional capital or engage in certain business development discussions during the pre-closing period;

●	the risk that the Transaction might not be consummated in a timely manner or at all and its likely detrimental effect on Safety Shot’s cash position and stock price;

●	the risk that strategic benefits, operating synergies, cashflow projections and other anticipated benefits might not be realized or may take longer than expected to achieve;

●	the fact that either party has the ability to terminate the Arrangement Agreement under certain circumstances in connection with a superior proposal;

●	the restrictions imposed pursuant to the Arrangement Agreement on the conduct of Safety Shot’s business and operations during the period between the execution of the Arrangement Agreement and the consummation of the Arrangement or the termination of the Arrangement Agreement;

●	the possibility of disruptive stockholder litigation following announcement of the Arrangement; and

●	various other risks associated with Yerbaé and the Arrangement, including the risks described in “Risk Factors”, and the matters described under “Information Concerning Forward-Looking Statements”.

27

After considering these factors and through discussions with Safety Shot’s management and outside legal and financial advisors, the Safety Shot Board concluded that the potential benefits of entering into the Arrangement Agreement outweighed the uncertainties and risks. In view of the factors considered in connection with its evaluation of the Arrangement and the complexity of these matters, the Safety Shot Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Arrangement and the Arrangement Agreement and to make its recommendation to Safety Shot Stockholders. In addition, individual members of the Safety Shot Board may have given differing weights to different factors and applied his or her own personal business judgment to the process. The Safety Shot Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith, including the issuance of Safety Shot Shares to Yerbaé Shareholders in connection with the Arrangement, were in the best interests of, and were advisable to, Safety Shot and the Safety Shot Stockholders and approved the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement.

For more information, see “Description of the Arrangement – Reasons Considered by Safety Shot Board; Recommendation of the Share Issuance Proposal by the Safety Shot Board”.

Recommendations of the Boards of Directors

Yerbaé Board Recommendation

On January 7, 2025, the Yerbaé Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in the connection therewith are in the best interests of, and are advisable to, Yerbaé and the Yerbaé Shareholders. In addition, Evans & Evans, Yerbaé’s independent corporate financial advisor, has rendered an opinion that, as of December 30, 2024, the date of the Evans & Evans Fairness Opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Yerbaé Shareholders. For more information, see “Description of the Arrangement – Fairness Opinion of Evans & Evans”.

Accordingly, the Yerbaé Board unanimously recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

Safety Shot Board Recommendation

On January 7, 2025, after careful consideration and consultation with its financial and legal advisors, the Safety Shot Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Safety Shot and the Safety Shot Stockholders.

Accordingly, the Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR each of the Safety Shot Proposals.

For more information, see “Description of the Arrangement – Recommendation of the Yerbaé Board” and “Description of the Arrangement – Recommendation of the Safety Shot Board”.

28

Fairness Opinion of Evans and Evans, Inc.

Yerbaé retained Evans & Evans to render a fairness opinion to the Yerbaé Board as to the fairness, from a financial point of view, to Yerbaé Shareholders of the Consideration Shares. On December 30, 2024, Evans & Evans delivered an oral opinion, subsequently confirmed in writing, to the Yerbaé Board to the effect that as at the date thereof, based upon and subject to the assumptions, limitations and qualifications set forth in the Evans & Evans Fairness Opinion, that, as of December 30, 2024, the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Yerbaé Shareholders. The Evans & Evans Fairness Opinion is not a recommendation as to how any Yerbaé Shareholder should vote or act on any matter relating to the Arrangement. The Evans & Evans Fairness Opinion is being included in this Joint Proxy Statement/Circular by Yerbaé as part of the disclosure to Yerbaé Shareholders as it was one of the factors considered by the Yerbaé Board in their evaluation of the Arrangement and is not being included by Safety Shot for the benefit of Safety Shot Stockholders. For more information, see “Description of the Arrangement – Fairness Opinion of Evans & Evans”.

The full text of the Evans & Evans Fairness Opinion, setting out the scope of review, assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the Evans & Evans Fairness Opinion is attached as Appendix “F-1” to this Joint Proxy Statement/Circular. This summary of the Evans & Evans Fairness Opinion is qualified in its entirety by reference to the full text of the Evans & Evans Fairness Opinion. Yerbaé Shareholders are urged to read the Evans & Evans Fairness Opinion in its entirety for the assumptions made, procedures followed, and other matters considered and limitations of the review by Evans & Evans.

Opinion of Newbridge Securities Corporation

Safety Shot engaged Newbridge to provide financial advisory services and to assist the Safety Shot Board in the consideration and evaluation of a potential strategic transaction with Yerbaé. At a meeting of the Safety Shot Board held on January 7, 2025 to evaluate the Arrangement Agreement, Newbridge delivered to the Safety Shot Board an oral opinion, which opinion was confirmed by delivery of the Newbridge Fairness Opinion dated January 7, 2025, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Consideration was fair, from a financial point of view, to Safety Shot. For purposes of the Newbridge Fairness Opinion, the term “Consideration” refers to a fraction of a Safety Shot Share equal to the Exchange Ratio (as defined below in “Description of the Arrangement – Opinion of Newbridge”). Newbridge did not express any view on, and the Newbridge Fairness Opinion did not address, any other term or aspect of any other agreements or arrangements contemplated by the Arrangement Agreement or the Plan of Arrangement or entered into or amended in connection with the transactions contemplated thereby.

The full text of the Newbridge Fairness Opinion is attached to this Joint Proxy Statement/Circular as Appendix “F-2” and is incorporated into this Joint Proxy Statement/Circular by reference. The description of the Newbridge Fairness Opinion set forth in this Joint Proxy Statement/Circular is qualified in its entirety by reference to the full text of such opinion. Safety Shot Stockholders are encouraged to read the Newbridge Fairness Opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Newbridge in connection with the Newbridge Fairness Opinion. The Newbridge Fairness Opinion was addressed to the Safety Shot Board, was only one of many factors considered by the Safety Shot Board in its evaluation of the Arrangement and only addresses the fairness, from a financial point of view and as of the date of the Newbridge Fairness Opinion, of the Consideration to Safety Shot. The Newbridge Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Safety Shot, nor does it address the underlying business decision of Safety Shot to proceed with the transactions contemplated by the Arrangement Agreement. The Newbridge Fairness Opinion was directed to and for the information of the Safety Shot Board only (in its capacity as such) in connection with its evaluation of the transactions contemplated by the Arrangement Agreement and does not constitute advice or a recommendation to the Safety Shot Board, any Safety Shot Stockholder or any other person as to how the Safety Shot Board, such Safety Shot Stockholder or such other person should vote with respect to the transactions contemplated by the Arrangement Agreement or otherwise act on any other matter with respect to the Arrangement Agreement. The Newbridge Fairness Opinion is being included in this Joint Proxy Statement/Circular by Safety Shot as part of the disclosure to Safety Shot Stockholders as it was one of the factors considered by the Safety Shot Board in its evaluation of the Arrangement and is not being included by Yerbaé for the benefit of Yerbaé Shareholders. For more information, see “Description of the Arrangement – Opinion of Newbridge”.

29

The full text of the Newbridge Fairness Opinion, setting out the scope of review, assumptions made, matters considered and limitations and qualifications on the review undertaken in connection with the Newbridge Fairness Opinion is attached as Appendix “F-2” to this Joint Proxy Statement/Circular. This summary of the Newbridge Fairness Opinion is qualified in its entirety by reference to the full text of the Newbridge Fairness Opinion. Safety Shot Stockholders are urged to read the Newbridge Fairness Opinion in its entirety for the assumptions made, procedures followed, and other matters considered and limits of the review by Newbridge.

Interests of Yerbaé’s Directors and Management in the Arrangement

In considering the recommendation of the Yerbaé Board with respect to the Arrangement, Yerbaé Shareholders should be aware that certain directors and executive officers of Yerbaé may have interests in connection with the Arrangement or may receive benefits in connection therewith that differ from, or are in addition to, the interests of Yerbaé Shareholders generally, including that certain executive officers of Yerbaé will become members of the management of Safety Shot after completion of the Arrangement, which may present them with actual or potential conflicts of interest in connection with the Arrangement. The Yerbaé Board are aware of these interests and considered them along with other matters described herein.

Other than the interests and benefits described below and elsewhere in this Joint Proxy Statement/Circular, none of the directors or executive officers of Yerbaé or, to the knowledge of the directors and executive officers of Yerbaé, any of their respective associates or affiliates, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon in connection with the Arrangement or that would materially affect the Arrangement.

For more information, see “Description of the Arrangement – Interests of Yerbaé’s Directors and Management in the Arrangement”.

Court Approval

The Arrangement under the BCBCA requires Court approval. Subject to the terms of the Arrangement Agreement, and upon obtaining approval of the Yerbaé Arrangement Resolution by the Yerbaé Shareholders at the Yerbaé Meeting in the manner required by the Interim Order and the approval of the Safety Shot Stockholder Matters at the Safety Shot Meeting, Yerbaé will apply to the Court for the Final Order. The hearing in respect of the Final Order is scheduled to take place before the Court on or before June 18, 2025 at 10:00 a.m. (Vancouver time), or as soon after such time as counsel may be heard. At the Final Order hearing, any Yerbaé Shareholders, as well as holders of Yerbaé RSUs or Yerbaé PSUs (collectively, the “Yerbaé Securityholders”) entitled to receive Consideration Shares pursuant to the Arrangement wishing to appear in person or to be represented by counsel at the hearing of the motion for the Final Order may do so but must comply with certain procedural requirements described in the Interim Order. A copy of the Notice of Application for the Final Order is attached as Appendix “E” to this Joint Proxy Statement/Circular.

30

The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and the Court, in hearing the application for the Final Order, will consider, among other things, the fairness of the Arrangement to Yerbaé Securityholders. The Court may approve the Arrangement, in any manner the Court may direct, and determine appropriate.

For more information, see “Description of the Arrangement – Court Approval”.

Letter of Transmittal

A letter of transmittal has been mailed, together with this Joint Proxy Statement/Circular, to each person who was a Registered Yerbaé Shareholder on the Yerbaé Record Date. Each Registered Yerbaé Shareholder must forward a properly completed and signed letter of transmittal, with accompanying Yerbaé share certificate(s) and all other required documents, as applicable as set out in the letter of transmittal, in order to receive their respective portion of the Consideration to which such Yerbaé Shareholder is entitled under the Arrangement. It is recommended that Yerbaé Shareholders complete, sign and return the letter of transmittal with accompanying Yerbaé Share certificate(s) to a depositary (the “Depositary”) appointed by Safety Shot, to act as depositary in relation to the Arrangement, as soon as possible.

Any letter of transmittal, once deposited with the Depositary, shall be irrevocable and may not be withdrawn by a Yerbaé Shareholder except that all letters of transmittal will be automatically revoked if the Depositary is notified in writing by Yerbaé and Safety Shot that the Arrangement Agreement has been terminated or that the Arrangement is not completed. If a letter of transmittal is automatically revoked, the share certificate(s) for the Yerbaé Shares received with the letter of transmittal will be promptly returned to the Yerbaé Shareholder submitting the same at the address specified in the letter of transmittal.

For more information, see “Description of the Arrangement – Letter of Transmittal”.

Issue and Resale of Safety Shot Shares Received in the Arrangement

The issuance of Safety Shot Shares pursuant to the Arrangement will constitute distributions of securities which are exempt from the prospectus requirements of Canadian securities laws and, subject to certain disclosure and regulatory requirements and to customary restrictions applicable to distributions of shares that constitute “control distributions” may be resold in each province and territory in Canada, subject in certain circumstances, to the usual conditions that no unusual effort has been made to prepare the market or create demand. Recipients of Safety Shot Shares are urged to obtain legal advice to ensure that their resale of such securities complies with laws applicable to them, including Canadian securities laws. For more information, see “Description of the Arrangement – Regulatory Matters – Canadian Securities Law Matters – Qualification – Resale of Safety Shot Shares”.

The Safety Shot Shares to be issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) and will be issued in reliance on the exemption afforded by Section 3(a)(10) of the U.S. Securities Act and corresponding exemptions from the registration or qualification requirements of state securities laws. Section 3(a)(10) of the U.S. Securities Act exempts from registration the offer and sale of a security which is issued in specified exchange transactions where, among other things, the fairness of the terms and conditions of such exchange are approved after a hearing on the fairness of such terms and conditions, at which all persons to whom it is proposed to issue securities in such exchange have the right to appear, by a court or governmental authority expressly authorized by law to grant such approval and to hold such a hearing. Accordingly, the Final Order, if granted by the Court, constitutes a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the Safety Shot Shares issued in connection with the Arrangement.

31

For more information, see “Description of the Arrangement – Regulatory Matters – U.S. Securities Law Matters – Exemption Relied Upon from the Registration Requirements of the U.S. Securities Act”.

The Safety Shot Shares to be issued pursuant to the Arrangement will not be subject to resale restrictions under the U.S. Securities Act, except that the U.S. Securities Act imposes restrictions on the resale of Safety Shot Shares received pursuant to the Arrangement by persons who are at the time of a resale, or who were within three months before the resale, “affiliates” of Safety Shot. An “affiliate” of an issuer is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the issuer. Typically, persons who are executive officers, directors or 10% or greater shareholders of an issuer may be considered to be its “affiliates”.

For more information, see “Description of the Arrangement – Regulatory Matters – U.S. Securities Law Matters – Resale of Safety Shot Shares Within the United States”.

Pro Forma Economic Ownership of the Combined Company

Upon completion of the transactions contemplated by the Arrangement Agreement, it is estimated that the issuance of the Consideration Shares in exchange for Yerbaé Shares will result in Yerbaé Shareholders and Safety Shot Stockholders owning approximately 75.8% and 24.2%, respectively, of the outstanding economic interest in the Combined Company.

For more information, see “Description of the Arrangement — Pro Forma Economic Ownership of the Combined Company”.

Stock Exchange Listing and Reporting Issuer Status

The Safety Shot Shares currently trade on the Nasdaq under the symbol “SHOT”. Safety Shot will apply to list the Safety Shot Shares issuable under the Arrangement on the Nasdaq and it is a condition of closing that the Safety Shot Shares to be issued under the Arrangement are listed on the Nasdaq. The Yerbaé Shares are currently quoted on the TSXV under the symbol “YERB.U” and on the OTCQX under the symbol “YERBF”. If the Arrangement is completed, Safety Shot intends to have the Yerbaé Shares delisted from the TSXV and OTCQX and deregistered the Yerbaé Shares under the U.S. Exchange Act.

If the Arrangement is completed, Safety Shot intends to cause Yerbaé to apply to cease to be a reporting issuer under the securities legislation of British Columbia and Alberta.

Safety Shot is currently not a reporting issuer in any province or territory of Canada and, if the Arrangement is completed, Safety Shot will, as a result of the Arrangement, become a reporting issuer in British Columbia and Alberta upon the completion of the Arrangement. Safety Shot may be exempted from certain Canadian statutory financial and certain other continuous and timely reporting requirements. See the section titled “Description of the Arrangement – Regulatory Matters – U.S. Securities Law Matters” and “Description of the Arrangement – Regulatory Matters – Canadian Securities Law Matters”.

32

Treatment of Outstanding Yerbaé Equity Awards

Incentive Awards of Yerbaé

Immediately before the Effective Time, (i) each Yerbaé PSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé PSU will, without any further action by or on behalf of the holder of such Yerbaé PSU, be deemed to be settled and the holders of such Yerbaé PSUs will be issued a number of Yerbaé Shares equal to the number of Yerbaé PSU s outstanding immediately prior to the Effective Time; (ii) each Yerbaé RSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé RSU will, without any further action by or on behalf of the holder of such Yerbaé RSU, be deemed to be settled and the holder thereof of such Yerbaé RSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé RSUs outstanding immediately prior to the Effective Time; and (iii) each Yerbaé Option issued under the Incentive Plan (whether vested or unvested) outstanding immediately prior to the Effective Time, will be deemed to be exchanged for a Replacement Option entitling the holder to purchase Safety Shot Shares. The number of Safety Shot Shares underlying each Replacement Option will equal the number of Safety Shot Shares underlying the Replaced Option multiplied by the Exchange Ratio. The exercise price of each Replacement Option will equal the exercise price of the corresponding Replaced Option divided by the Exchange Ratio and each Replacement Option will be fully vested.

For more information, see “Description of the Arrangement – Treatment of Outstanding Yerbaé Convertible Securities – Incentive Awards of Yerbaé”.

Warrants and Debentures of Yerbaé

At the Effective Time, Safety Shot will assume all obligations of Yerbaé in connection with all outstanding Yerbaé Warrants and the Convertible Debentures. Upon exercise or conversion, as applicable, the holder will be entitled to receive, in substitution for the number of Yerbaé Shares originally issuable under the terms of such Yerbaé Warrant or Convertible Debenture, a number of Safety Shot Shares, adjusted in accordance with the Exchange Ratio. The adjustment seeks to ensure that the value of the Yerbaé Warrants and Convertible Debentures is preserved in the context of the Arrangement, reflecting the exchange between Yerbaé and Safety Shots securities.

Yerbaé has obtained consent from more than two-thirds of the beneficial holders of outstanding Convertible Debenture to extend the maturity date by 90 days. As of the date of this Joint Proxy Statement/Circular, the Convertible Debentures are in technical default because the extension of the maturity date has not yet been formalized according to the terms of the convertible debenture indenture governing the Convertible Debentures.

For more information, see “Description of the Arrangement – Treatment of Outstanding Yerbaé Convertible Securities – Warrants and Debentures of Yerbaé”.

The Arrangement Agreement

On January 9, 2025, Yerbaé entered into the Arrangement Agreement with Safety Shot pursuant to which, subject to the terms and conditions set forth in the Arrangement Agreement, at the Effective Time, all of the Yerbaé Shares then issued and outstanding immediately prior to the Effective Time (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time) will be acquired by Safety Shot in consideration for the right to receive 0.2918 Safety Shot Shares per Yerbaé Share, (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), for an aggregate of approximately 20 million Safety Shot Shares, based on the anticipated capitalization of Yerbaé at closing. Post closing of the Transaction, the Safety Shot Stockholders are expected to own approximately 75.8% and the Yerbaé Shareholders are expected to own approximately 24.2% of the combined company.

33

The terms of the Arrangement Agreement were the result of arm’s length negotiation between Yerbaé and Safety Shot and their respective advisors. For more information, see “The Arrangement Agreement and Related Agreements”.

Termination

The Arrangement Agreement may be terminated prior to the Effective Time by either party under certain conditions, including (i) by mutual agreement; (ii) if the Effective Time has not occurred on or before the Outside Date (as defined in the Arrangement Agreement); (iii) if either the Yerbaé Shareholder Approval or the Safety Shot Stockholder Approval has not been obtained; (iv) if a change in recommendation by either party occurs; (v) a Safety Shot Material Adverse Effect (as defined below) or Yerbaé Material Adverse Effect (as defined below) occurs and is continuing; (vi) breach of any representation or warranty or failure to perform any covenant or agreement and would cause the applicable conditions precedent not to be satisfied and such conditions are incapable of being satisfied by the Outside Date; or (vii) the Yerbaé Board has authorized a written agreement with respect to a superior proposal. Under certain conditions, either party may be entitled to a Termination Fee equal to $1,750,000 plus certain expenses pertaining to the Transaction. For more information about termination under the Arrangement Agreement, see “The Arrangement Agreement and Related Agreements - Termination”.

Procedure for the Plan of Arrangement to Become Effective

The Arrangement will be implemented by way of a court-approved plan of arrangement under the BCBCA pursuant to the terms of the Arrangement Agreement. The following procedural steps must be taken in order for the Arrangement to become effective:

●	the Court must grant the Interim Order;

●	the approval by the Yerbaé Shareholders of the Yerbaé Arrangement Resolution must be obtained;

●	the approval by Safety Shot Stockholders of the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal must each be obtained;

●	the Court must grant the Final Order approving the Arrangement;

●	all requirements under Part 8 Division 5 of the BCBCA must be satisfied; and

●	if all other conditions precedent to the Arrangement set out in the Arrangement Agreement, including the approval of the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal, have been satisfied or waived by the appropriate party, the Arrangement will become effective at the Effective Time.

For more information, see “Description of the Arrangement – Procedure for the Plan of Arrangement to Become Effective”. For a description of the other conditions precedent to the completion of the Arrangement, see “The Arrangement Agreement and Related Agreements – Conditions to Completion of the Arrangement”.

34

Effect of the Arrangement

If the Yerbaé Arrangement Resolution is approved by Yerbaé Shareholders, and the Safety Shot Share Issuance Proposal is approved by Safety Shot Stockholders and all other conditions to closing of the Arrangement are satisfied or waived and the Arrangement is completed, among other things, Safety Shot will acquire all of the issued and outstanding Yerbaé Shares and Yerbaé will become a wholly-owned subsidiary of Safety Shot.

Pursuant to the Arrangement, each Yerbaé Shareholder (other than Yerbaé Dissenting Shareholders (as defined below)) will receive, for each Yerbaé Share a certain number of Consideration Shares that is expected to result in Safety Shot Stockholders and Yerbaé Shareholders owning approximately 75.8% and 24.2% of the combined company, respectively.

For more information, see “Description of the Arrangement – Recommendation of the Yerbaé Board” and “The Arrangement Agreement and Related Agreements – Consideration and Consideration Shares”.

The Yerbaé Board has determined that the Arrangement is in the best interest of Yerbaé. The Yerbaé Board unanimously recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

Safety Shot Equity Incentive Plan

The Plan is intended to enable those persons to acquire or increase an ownership interest in Safety Shot in order to strengthen the mutuality of interests between them and the Safety Shot Stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value. For more information on the Plan, see “Description of Equity Incentive Plan”.

Corporate Governance and Rights of Certain Yerbaé Shareholders

Yerbaé and Safety Shot have agreed that, on or before the Effective Time, Safety Shot will appoint Todd Gibson, Chief Executive Officer of Yerbaé, to the board of directors of the Combined Company (the “Combined Company Board”). The Combined Company Board will consist of seven (7) directors, six (6) of whom currently serve as directors of the Safety Shot Board.

For more information, see “Governance and Management of the Combined Company – Board of Directors of the Combined Company”.

Following the completion of the transactions contemplated by the Arrangement Agreement, Safety Shot will have principal offices in the United States.

Safety Shot is a Delaware corporation. Yerbaé is a company incorporated under the BCBCA. Upon completion of the Arrangement, Yerbaé Shareholders will become Safety Shot Stockholders and their rights as stockholders will be governed by the Certificate of Incorporation of Safety Shot filed on November 25, 2024 (as amended from time to time, the “Current Safety Shot Charter”) and the Bylaws of Safety Shot dated as of July 14, 2020 (as amended from time to time, the “Current Safety Shot Bylaws”, and together with the Current Safety Shot Charter, the “Shot Organizational Documents”) and the DGCL. Certain of the rights associated with the Safety Shot Shares under the DGCL are different from the rights associated with Yerbaé Shares under the BCBCA. For a discussion of the different rights associated with Yerbaé Shares, see “Comparison of Rights of Yerbaé Shareholders and Safety Shot Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.

35

The Meetings

Yerbaé Meeting

The purpose of the Yerbaé Meeting is for Yerbaé Shareholders to consider and vote on the Yerbaé Arrangement Resolution.

The Yerbaé Board unanimously recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

For more information, see “General Information Concerning the Yerbaé Meeting and Voting – Yerbaé Arrangement Resolution” for additional information.

Safety Shot Meeting

The purpose of the Safety Shot Meeting is for Safety Shot Stockholders to consider and vote on the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal and the Safety Shot Adjournment Proposal.

The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR each of the Safety Shot Proposals.

For more information, see “General Information Concerning the Safety Shot Meeting and Voting — Safety Shot Proposal 1: Safety Shot Share Issuance Proposal”, “General Information Concerning the Safety Shot Meeting and Voting – Safety Shot Proposal 2: Safety Shot Incentive Plan Proposal”, “General Information Concerning the Safety Shot Meeting and Voting – Safety Shot Proposal 3: Safety Shot Incentive Proposal”, “General Information Concerning the Safety Shot Meeting and Voting—Safety Shot Proposal 4: Safety Shot Nasdaq Change of Control Proposal”, “General Information Concerning the Safety Shot Meeting and Voting--Safety Shot Proposal 5: Safety Shot Reverse Stock Split Proposal” and “General Information Concerning the Safety Shot Meeting and Voting – Safety Shot Proposal 6: Safety Shot Adjournment Proposal” for additional information.

Approval of the Yerbaé Arrangement Resolution

The vote required to approve the Yerbaé Arrangement Resolution listed herein assumes the presence of a quorum at the Yerbaé Meeting.

No.	Proposal	Votes Necessary
1.	Yerbaé Arrangement Resolution	The Arrangement will become effective only if it is approved by: (i) at least two-thirds (66 2/3%) of the votes cast by Yerbaé Shareholders present or represented by proxy and entitled to vote at the Yerbaé Meeting; and (ii) the affirmative vote of at least a simple majority of the votes cast by Yerbaé Shareholders, voting as a single class, present or represented by proxy and entitled to vote at the Yerbaé Meeting, after excluding the votes cast by certain persons whose votes may not be included in determining minority approval of a business combination pursuant to MI 61-101; and (iii) a simple majority (more than 50%) of the votes cast by Safety Shot Stockholders present or represented by proxy and entitled to vote at the Safety Shot Meeting.

36

Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.

For more information, see “General Information Concerning the Yerbaé Meeting and Voting – Required Vote”.

Approval of the Safety Shot Proposals

Except for the Safety Shot Adjournment Proposal, the vote required to approve all of the Safety Shot Proposals listed herein assumes the presence of a quorum at the Safety Shot Meeting.

No.	Proposal	Votes Necessary
1.	Safety Shot Share Issuance Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

2.	Safety Shot Incentive Plan Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

3.	Safety Shot Settlement Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

4.	Safety Shot Nasdaq Change of Control Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

5.	Safety Shot Reverse Stock Split Proposal	Approval requires the affirmative vote of a majority of the votes cast by stockholders present at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting; provided that the Safety Shot common stock is listed on Nasdaq immediately before the Safety Shot Reverse Stock Split becomes effective and meets the listing requirements of Nasdaq relating to the minimum number of holders immediately after the Safety Shot Reverse Stock Split becomes effective (the “Listing Condition”). If the Listing Condition is not met, the Safety Shot Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of issued and outstanding shares of Safety Shot common stock as of the Safety Shot Record Date.

6.	Safety Shot Adjournment Proposal	Approval requires the affirmative vote of a majority of the of the Safety Shot Shares present or represented by proxy at the Safety Shot Meeting.

Only Registered Safety Shot Stockholders are entitled to vote at the Safety Shot Meeting. Each Registered Safety Shot Stockholder has one vote for each Safety Shot Share held at the close of business on the Safety Shot Record Date. As of the Safety Shot Record Date, there were 75,582,297 Safety Shot Shares outstanding.

37

Any abstentions with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting and have the same effect as a vote against such proposal. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without voting instructions from their customers. As each of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal to be voted upon at the Safety Shot Meeting are considered “non-routine,” such organizations do not have discretion to vote on any of these proposals for which they do not receive voting instructions from their customers (this is referred to in this context as a “broker non-vote”). Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal, your Safety Shot Shares will not be voted on these proposals. Broker non-votes with respect to these proposals will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.

Any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting, provided the Listing Condition is met, have no effect on the Safety Shot Reverse Stock Split Proposal. If the Listing Condition is not met, any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will have the same effect as a vote against the proposal. As the Safety Shot Reverse Stock Split Proposal is not contingent upon the closing of the Arrangement and it is the intention of the Safety Shot Board to implement the Safety Shot Reverse Stock Split regardless of whether the Transaction is approved and consummated, the Safety Shot Reverse Stock Split Proposal is considered “routine.” Accordingly, banks, brokers and other nominees that hold their customers’ shares in street name may vote their customers’ shares without voting instructions from their customers on the Safety Shot Reverse Stock Split Proposal and such organizations have discretion to vote on the Safety Shot Reverse Stock Split Proposal if they do not receive voting instructions from their customers. Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Reverse Stock Split Proposal, your Safety Shot Shares will be considered present at the Safety Shot Meeting, will be counted for purposes of determining the presence of a quorum at the Safety Shot Meeting and may be voted by your bank, broker or other nominee with respect to the Safety Shot Reverse Stock Split Proposal.

For more information, see “General Information Concerning the Safety Shot Meeting and Voting — Required Vote”.

Yerbaé Shareholder Dissent Rights

The Interim Order expressly provides Registered Yerbaé Shareholders with the right to dissent (the “Dissent Rights”) from the Yerbaé Arrangement Resolution. Any Registered Yerbaé Shareholder who dissents from the Yerbaé Arrangement Resolution in accordance with Division 2 of Part 8 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement (each, a “Yerbaé Dissenting Shareholder”), will be entitled to be paid the fair value of the Yerbaé Shares held by such Yerbaé Dissenting Shareholder determined as of the close of business on the day before the Yerbaé Arrangement Resolution is adopted.

Failure to strictly comply with the requirements set forth in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order, the Final Order and the Plan of Arrangement, may result in the loss of any right of dissent.

If you wish to exercise Dissent Rights, you should review the requirements summarized in this Joint Proxy Statement/Circular carefully and consult with your legal advisor. For more information, see “Description of the Arrangement – Dissent Rights of Yerbaé Shareholders”, “General Information Concerning the Yerbaé Meeting and Voting – Yerbaé Dissenting Shareholders’ Rights”, and Appendix “H” of this Joint Proxy Statement/Circular.

38

Accounting Treatment

The acquisition of Yerbaé by Safety Shot is expected to be accounted for as a business combination in accordance with Accounting Standards Codification Topic 805-10, Acquisition of a Business, because the acquired set of assets and activities include a substantive process. Accordingly, the cost of the net assets is expected to be allocated to the acquired assets and assumed liabilities based upon their relative fair values at the Effective Time. The excess fair value of net assets acquired over the fair value of the stock consideration provided by Safety Shot is expected to be recognized as goodwill in Safety Shot’s balance sheets.

For more information, see “Description of the Arrangement – Accounting Treatment”.

Certain Canadian Federal Income Tax Considerations

Yerbaé Shareholders should carefully read the information in this Joint Proxy Statement/Circular under “Certain Canadian Federal Income Tax Considerations”, which qualifies the information set out below, and should consult their own tax advisors as to the particular consequences that may apply to them as a result of the Arrangement.

Yerbaé Shareholders who are residents of Canada for purposes of the Tax Act should be aware that the exchange of Yerbaé Shares for Safety Shot Shares under the Arrangement will generally be a taxable transaction for Canadian federal income tax purposes.

Yerbaé Shareholders who are not residents of Canada for purposes of the Tax Act and that do not hold their Yerbaé Shares as “taxable Canadian property” (as defined in the Tax Act) will generally not be subject to tax under the Tax Act on the disposition of their Yerbaé Shares under the Arrangement.

Certain U.S. Federal Income Tax Considerations

Yerbaé Shareholders should carefully read the information in this Joint Proxy Statement/Circular under “Certain U.S. Federal Income Tax Considerations”, which qualifies the information set out below, and should consult their own tax advisors as to the particular consequences that may apply to them as a result of the Arrangement.

Yerbaé Shareholders who are U.S. Holders (as defined below under “Certain U.S. Federal Income Tax Considerations”) should generally recognize gain or loss as a result of the Arrangement for U.S. federal income tax purposes in an amount equal to the difference, if any, between the fair market value as of the Effective Date of the Safety Shot Shares received by such holders in the Arrangement and the adjusted tax basis of the Yerbaé Shares surrendered in the Arrangement.

Yerbaé Shareholders who are Non-U.S. Holders (as defined under “Certain U.S. Federal Income Tax Considerations”) generally should not be subject to U.S. federal income tax on any gain.

No Fractional Shares

In no event will any Yerbaé Shareholder be entitled to a fractional Safety Shot Share. Where the aggregate number of Safety Shot Shares to be issued to a Yerbaé Shareholder as consideration under the Arrangement would result in a fraction of a Safety Shot Share being issuable, the number of Safety Shot Shares to be received by such Yerbaé Shareholder will be rounded to the nearest whole Safety Shot Share.

39

For more information, see “Description of the Arrangement – Exchange Procedure – No Fractional Shares”.

Risk Factors

There are a number of risk factors relating to the Arrangement, the business of Yerbaé, the business of Safety Shot and the business of the Combined Company, government regulation and taxes all of which should be carefully considered by Yerbaé Shareholders and Safety Shot Stockholders.

For more information, see “Risk Factors – Risks Related to the Arrangement”, “Risk Factors – Risks Related to the Combined Company”, “Risk Factors – Risks Related to Government Regulation”, “Risk Factors – Risks Related to Taxes” and “Information Concerning Safety Shot – Risks and Uncertainties”.

Depositary

Yerbaé and Safety Shot have retained the services of the Depositary for the receipt of the letters of transmittal and the certificates representing Yerbaé Shares and for the delivery of the Consideration for the Yerbaé Shares under the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under securities laws and expenses in connection therewith.

For more information, see “Description of the Arrangement – Depository”.

Yerbaé Selected Historical Financial Information

The following tables set forth selected historical consolidated financial information of Yerbaé for the periods presented. The consolidated statements of comprehensive loss and consolidated balance sheets information for the years ended December 31, 2024 and 2023 and the other financial information as of December 31, 2024 have been derived from Yerbaé’s audited consolidated financial statements and related notes included in Yerbaé’s Annual Report on Form 10-K for the year ended December 31, 2024, which are incorporated by reference into this Joint Proxy Statement/Circular.

40

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read carefully the following selected information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yerbaé’s Annual Report on Form 10-K for the year ended December 31, 2024 and 2023 and Yerbaé’s historical consolidated financial statements and the notes thereto, each of which are incorporated by reference into this Joint Proxy Statement/Circular.

Consolidated Statements of Comprehensive Loss

	For the Year Ended December 31,
	2024	2023
Revenues	$5,905,541	$12,016,378
Cost of sales	2,891,334	5,976,077
Gross profit	$3,014,207	$6,040,301

General and administrative	$11,058,479	$719,299,491
Sales, advertising and marketing	1,239,443	6,905,303
Total expenses	$12,297,922	$26,204,794

Net loss before other income (expense)	(9,283,715)	(20,164,493)

Interest and accretion expense	1,334,972	659,546

Net loss before income taxes	(10,618,687)	(20,824,039)
Income tax expense	-	-
Net loss and comprehensive loss	$(10,618,687)	$(20,824,039)

Basic and diluted loss per share	$(0.17)	$(0.39)

Basic and diluted weighted average shares outstanding	62,258,734	53,850,285

41

Consolidated Balance Sheets

	Year ended December 31,
	2024	2023
CURRENT ASSETS
Cash	$124,214	977,373
Accounts receivable	364,886	1,020,056
Inventory	676,020	962,288
Prepaid expenses	452,903	721,432
Other current assets	150,000	150,000
Total current assets	$1,768,023	3,831,149

NONCURRENT ASSETS
Property, plant and equipment, net	26,740	60,453
Right of use asset	119,445	210,208
Total noncurrent assets	$145,915	270,661

Total assets	$1,913,938	4,101,810

CURRENT LIABILITIES
Accounts payable	$2,377,758	1,689,407
Accrued expenses	1,076,832	840,426
Notes payable, current portion	3,989,533	340,178
Note payable, related party	337,667	-

Lease liability, current portion	131,563	117,660
Advances	225,000	-
Total current liabilities	$8,138,353	2,987,671

NONCURRENT LIABILITIES
Notes payable, non-current portion	10,977	2,234,038
Lease liability, non-current portion	23,544	155,107
Total noncurrent liabilities	$34,521	2,389,145

Total liabilities	$8,172,874	5,376,816

SHAREHOLDERS’ DEFICIENCY
Preferred shares - 100,000,000 authorized, zero issued and outstanding as of both December 31, 2024 and December 31, 2023	$-
Common shares - without par value, 63,085,228 and 58,822,126 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively.	-
Additional paid-in capital	38,847,388	33,212,631
Accumulated deficit	(45,106,324)	(34,487,637)
Total deficiency	$(6,258,936)	(1,275,006)

Total Liabilities & shareholders’ deficiency	$1,913,938	4,101,810

42

Safety Shot Selected Historical Financial Information

The following tables set forth selected historical financial information of Safety Shot for the periods presented. The statement of operations information for the years ended December 31, 2024 and 2023 and the other financial information as of December 31, 2024 have been derived from Safety Shot’s audited financial statements and related notes included in Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2024, which are incorporated by reference into this Joint Proxy Statement/Circular.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read carefully the following selected information in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2024, and Safety Shot’s historical financial statements and the notes thereto, each of which are incorporated by reference into this Joint Proxy Statement/Circular.

Consolidated Balance Sheets

	For the Years Ended December 31,
	2024	2023
Assets
Cash	$348,816	$3,833,349
Marketable Securities	54,720	842,976
Inventory	233,510	795,824
Accounts and other receivables	283,561	5,585
Prepaid expenses and deposits	920,189	1,469,733
Investment in Yerbae Brands	225,000	-
Investment in SRM & Affiliates	3,000	657,183
Other current assets	-	86,174
Note Receivable	511,557	-
Total current assets	2,580,353	7,690,824

Right of Use assets	299,722	479,027
Intangible assets, net of amortization	4,364,321	4,511,057
Fixed assets, net of depreciation	94,007	28,272
Total assets	$7,338,403	$12,709,180

Liabilities and Shareholders’ Equity
Accounts payable	$2,218,810	$1,493,809
Convertible notes	5,250,000	1,500,000
Current portion of lease liability	212,964	214,752
Accrued expenses	1,433,245	269,152
Accrued liabilities	234,360	60,450
Covid-19 SBA Loan	47,928	48,974
Total current liabilities	9,397,307	3,587,137

Long-term portion lease liability	114,148	304,907
Total liabilities	9,511,455	3,892,044

Preferred stock, $0.001 par value, 100,000 shares authorized, of which none are issued and outstanding	-	-
Common stock, $0.001 par value, 250,000,000 shares authorized, of which 62,640,314 and 45,634,154 shares were issued and outstanding as of December 31, 2024 and 2023	62,640	45,634
Additional paid-in capital	110,856,719	73,726,987
Common stock payable	1,997,936	725,230
Accumulated deficits	(115,090,347)	(65,680,715)
Total Shareholders’ Equity (Deficit)	(2,173,052)	8,817,136

Total Liabilities and Shareholders’ Equity	$7,338,403	$12,709,180

43

Consolidated Statement of Operations

	For the Years Ended December 31,
	2024	2023
Revenue
Sales	$701,967	$202,670
Cost of Sales	3,147,724	277,127
Gross profit (loss) from continuing operations	(2,445,757)	(74,457)

Operating expense
General and administrative expenses	39,611,915	12,524,869
Total operating expenses	39,611,915	12,524,869

Other income / (expense)
Interest income	57,602	57,340
Interest expense	(175,927)	(171,433)
Other income / (expense)	(5,373,426)	(1,243,676)
Unrecognized gain / (loss) on equity investment	(862,407)	(864,418)
Total other income (expense)	(6,354,158)	(2,222,187)

Net (loss) from continuing operations	$(48,411,830)	$(14,821,513)

Income (loss) from discontinued operations	(997,802)	(261,528)

Net (loss)	$(49,409,632)	$(15,083,041)

Deemed Dividend	(2,293,301)	-
Loss attributable to shareholders	$(51,702,933)	(15,083,041)
Net (loss) per share:
Basic	$(0.91)	$(0.49)
Diluted	$(0.91)	$(0.49)
Loss per share attributed to common shareholders	$(0.95)	$-

Weighted average number of shares
Basic	54,441,190	30,877,804
Diluted	54,441,190	30,877,804

44

Consolidated Statement of Cash Flows

	For the Years Ended December 31,
	2024	2023
Cash flows from continuing operating activities:
Net (loss)	$(48,411,830)	$(14,821,513)
Depreciation & Amortization	428,828	214,142
Gain on sale of fixed assets	-	(23,308)
Fair value of stock-based compensation	5,120,300	1,118,155
Fair value of options issued for services	15,013,755	108,263
Fair value of warrants issued for services	-	910,663
Fair value of shares issued from Convertible note extinguishment	(84,219)	1,120,333
Unrealized loss on equity investment	599,155	864,418
Realized gain/loss on sale of marketable securities	269,723	(238,834)
Unrealized loss on marketable securities	101,088	1,511,488
Bad debt expense	89,328	7,022
Gain on sale of SRM stock	(431,972)	-
Accrued losses on settlements	7,389,092	-
Adjustment to reconcile net income to net cash provided by (used in) operating activities
Prepaid expenses and deposits	635,718	(1,045,861)
Right of Entry asset	179,305	164,950
Accounts receivable	(367,304)	367,024
Inventory	562,314	(608,004)
Other assets	-	(86,174
Accounts payable	725,001	(255,750)
Accrued expenses	284,517	141,842
Lease liability	(192,547)	(164,170)
Net cash (used in) continuing operating activities	(18,089,748)	(10,715,314)

Cash flows from discontinued operating activities:
Income (loss) from discontinued operations	(997,802)	(261,528)
Reclassification of assets and liabilities to held for sale	-	863,065
Cash provided from discontinued operations	(997,802)	601,537

Cash flows from investing activities:
Cash paid for purchase of assets	(87,162)	(106,153)
Cash paid for investment	(739,557)	-
Cash paid for marketable securities	-	(545,130)
Cash paid for purchase of intangible assets	-	(2,200,000)
Cash paid for SRM Inc.	-	(390,478)
Cash received from SRM Ltd. loan repayment	-	1,534,814
Cash received for sale of marketable securities	490,000	869,834
Net change to value of marketable securities	-	467,966
Cash paid for intangible assets	417,445	-
Purchase of equipment	(85,665)	-
Proceeds from sale of assets	-	39,100
Net cash (used in) investing activities	(4,939)	(330,047)

Cash flows from financing activities:
Cash received upon exercise of options	76,000	-
Cash received upon warrant conversions	3,962,714	13,456,912
Deconsolidation of subsidiary	943,722	-
Shares issued for private placements	10,625,519	-
Loans to affiliates	-	(699,952)
Borrowings on debt	-	199,097
Payments on debt	-	(156,436)
Net cash (used in) provided by financing activities	15,607,955	12,799,621

Net increase (decrease) in cash and cash equivalents	(3,484,534)	2,355,797

Cash and cash equivalents at the beginning of the period	3,833,349	1,477,552

Cash and cash equivalents at the end of the period	$348,816	$3,833,349

SUPPLEMENTAL CASH FLOW INFORMATION:
Non-cash items:
Reclassification of Held to Maturity investments to Marketable Securities	$-	$3,417,100
Shares issued from stock payable for services	$113,500	$192,000
Shares issued for GBB asset purchase	$175,000	$2,468,500
Reclassification for SRM Ltd deconsolidation	$-	$146,800
Conversion of promissory note for common stock	$1,542,457	$500,000
Common stock issued from stock payable on extinguishment of debt	$245,044	-
Common stock issued from stock payable on convertible note	$344,196	$-

45

Summary Unaudited Pro Forma Combined Financial Information

The table “Unaudited Pro Forma Condensed Combined Financial Information and Per Share Data” shows summary selected unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) about the financial condition and results of operations of Safety Shot as of and for the periods indicated above after giving effect to the Arrangement. The Summary Pro Forma Information is based on the historical financial statements of Safety Shot and the historical financial statements of Yerbaé and has been prepared to reflect the Arrangement. The Summary Pro Forma Information is presented for illustrative purposes only and does not necessarily reflect the results of operations or the financial position of Safety Shot that actually would have resulted had the Arrangement occurred at the date indicated, nor project the results of operations or financial position of Safety Shot for any future date or period.

The Summary Pro Forma Information should be read in conjunction with the unaudited pro forma condensed combined financial statements of Safety Shot that give effect to the Arrangement included in this Joint Proxy Statement/Circular, the historical financial statements and related notes of Safety Shot in its Annual Report on Form 10-K for the year ended December 31, 2024 which is incorporated by reference into this Joint Proxy Statement/Circular and the information under “Risk Factors”.

For more information, see “Unaudited Pro Forma Condensed Combined Financial Information and Per Share Data”.

Basis of Presentation and Business Combination

The following Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024, and the summary Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 presents the combination of (a) the financial information of Safety Shot, Inc. and Yerbaé Brands Corp. and b) related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information. The Pro Forma financial information has been prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024 combines the historical balance sheet of Safety Shot, Inc. and Yerbaé Brands Corp. on a pro forma basis as if the Business Combination had been consummated on December 31, 2024. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 combines the historical statements of operations of Safety Shot, Inc. and Yerbaé Brands Corp. for such period on a pro forma basis as if the transaction, summarized below, had been consummated on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the historical financial statements of each of Safety Shot, Inc. and Yerbaé Brands Corp. and the notes thereto included in this filing.

46

Safety Shot, Inc. and Yerbaé Brands Corp.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2024

	As of December 31, 2024		Transaction		As of December 31, 2024
	Safety Shot, Inc. (Historical)	Yerbae Brands Corp. (Historical)	Accounting Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$348,816	$124,214	$(124,214)	A	$348,816
Accounts receivable	283,561	364,886			648,447
Marketable securities	54,720	-			54,720
Inventory	233,510	676,020			909,530
Prepaid expenses	920,189	452,903			1,373,092
Investment in SRM & Affiliates	3,000	-			3,000
Investment in Yerbae Brands	225,000	-			-
Notes Receivable	511,557	-			511,557
Other current assets	-	150,000			150,000
Total current assets	2,580,353	1,768,023	(124,214)		3,999,162
Non-current assets:
Right of Use assets	299,722	119,445			419,167
Goodwill	-	-	18,055,150	B	18,055,150
Intangible assets, net of amortization	4,364,321	-	2,728,000	C	7,092,321
Fixed assets, net of depreciation	94,007	26,470			120,477
Total non-current assets	4,758,050	145,915	20,783,150		25,687,115
TOTAL ASSETS	7,338,403	1,913,938	20,658,936		29,686,277

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ DEFICIT
Accounts payable	$2,218,810	$2,377,758			$4,596,568
Convertible note payable	5,250,000	-			5,250,000
Current portion of lease liability	212,964	131,563			344,527
Accrued liabilities	1,667,605	1,076,832	500,000	D	3,244,437
Covid-19 SBA Loan	47,928	-			47,928
Notes payable, current portion	-	3,989,533			3,989,533
Notes payable, related party	-	337,667			337,667
Advances	-	225,000			225,000
Total current liabilities	9,397,307	8,138,353	500,000		18,035,660
Non-current liabilities:
Long term portion of lease liability	114,148	23,544	-		137,692
Notes payable, non-current portion	-	10,977			10,977
Total non-current liabilities	114,148	34,521	-		148,669
Total liabilities	9,511,455	8,172,874	500,000		18,184,329

COMMITMENTS AND CONTINGENCIES

Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 100,000 shares authorized, of which none are issued and outstanding	-	-	-		-
Common stock, $0.001 par value, 250,000,000 shares authorized, of which 62,640,314 shares were issued and outstanding as of December 31, 2024	62,640	-	20,000	E	82,640
Preferred shares - 100,000,000 authorized, zero issued and outstanding as of December 31, 2024	-	-			-
Common shares - without par value, 63,085,228 shares issued and outstanding at December 31, 2024	-	-			-
Additional paid-in capital	110,856,719	38,847,388	14,380,000	E	125,236,719
			(38,847,388)	F
Common stock payable	1,997,936	-			1,997,936
Accumulated deficit	(115,090,347)	(45,106,324)	45,106,324	F	(115,590,347)
			(500,000)	D
Total stockholders’ equity (deficit)	(2,173,052)	(6,258,936)	20,158,936		11,726,948
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	$7,338,403	$1,913,938	$20,658,936		$29,911,277

Check	-	-	-		-

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024, are as follows:

(A)	Reflects the removal of Yerbaé’s cash and cash equivalents as the amount will not be acquired as part of the transaction.

(B)	Represents goodwill recognized as part of the transaction.

(C)	Represents the fair value of intangible assets recognized as part of the transaction.

(D)	Represents estimated transactions costs incurred subsequent to December 31, 2024. All transaction costs incurred have been expensed in accordance with ASC 805.

(E)	Represents the increase to equity based on 20 million shares assumed to be issued by the acquirer.

(F)	Represents reversal of Yerbaé’s additional-paid-in-capital and accumulated deficit balance due to the acquisition.

47

Safety Shot, Inc. and Yerbaé Brands Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year Ended December 31, 2024

	Year Ended December 31, 2024		Transaction		Year Ended December 31, 2024
	Safety Shot, Inc. (Historical)	Yerbaé Brands Corp. (Historical)	Accounting Adjustments		Pro Forma Combined

Sales	$701,967	$5,905,541	$		$6,607,508
Cost of sales	3,147,724	2,891,334	-		6,039,058
Gross profit	(2,445,757)	3,014,207	-		568,450

Operating expenses:
General and administrative	39,611,915	11,058,479			50,670,394
Amortization			403,160	A
Sales and marketing	-	1,239,443			1,239,443
Total operating costs and expenses	39,611,915	12,297,922	403,160		51,909,837
					-
Income (loss) from operations	(42,057,672)	(9,283,715)	(403,160)		(51,744,547)
Other income (expense):
Interest income	57,602	-			57,602
Interest expense	(175,927)	(1,334,972)			(1,510,899)
Other income / (expense)	(6,567,092)	-			(6,567,092)
Unrecognized loss on equity investment	(862,407)	-			(862,407)
Realized Gain/Loss on sale of stock	1,240,324	-			1,240,324
Gain (loss) on sale of Mkt Sec	(46,658)	-			(46,658)
Total other income (expense)	(6,354,158)	(1,334,972)	-		(7,689,130)
Net loss from continuing operations	(48,411,830)	(10,618,68)	(403,160)		(59,433,677)

Historical and pro forma shares outstanding	54,441,190				74,441,190

Historical and pro forma net loss per share based on continuing operations:
Basic and diluted	$(0.91)				(0.80)

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

There were no material pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024, except for the following:

(AA)	Represents amortization of intangible assets stemming from tradenames-trade secrets and non-compete agreements. The non-compete agreements were fully amortized during the proforma period ending December 31, 2023.

48

RISK FACTORS

The following risk factors should be considered by Yerbaé Shareholders and Safety Shot Stockholders in evaluating whether to approve the Yerbaé Arrangement Resolution and the Safety Shot Proposals, respectively. These risk factors should be considered in conjunction with the risks and uncertainties discussed in the “Information Regarding Forward-Looking Statements” section of this proxy statement, and other information contained in or incorporated by reference into this Joint Proxy Statement/Circular. These risk factors relate to the Arrangement and related matters. For information on risks and uncertainties relating to the business of Yerbaé, see “Additional Information Concerning Yerbaé and Documents Incorporated by Reference by Yerbaé” and for information on risks and uncertainties relating to the business of Safety Shot, see “Additional Information Concerning Safety Shot and Documents Incorporated by Reference by Safety Shot”.

Risks Related to the Arrangement

The completion of the Arrangement is subject to a number of conditions precedent and may not occur.

The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside Yerbaé’s and Safety Shot’s control, including, but not limited to, the approval by the Court as well as the receipt of each of the Yerbaé Shareholder Approval and the Safety Shot Stockholder Approval. In addition, the completion of the Arrangement by Yerbaé and Safety Shot is conditional on, among other things, no material adverse effect having occurred in respect of either Yerbaé or Safety Shot that is continuing. There can be no certainty, nor can Yerbaé or Safety Shot provide any assurance, that all conditions precedent to the Arrangement will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Arrangement may not be completed. If the Arrangement is not completed, the market price of Yerbaé Shares and Safety Shot Shares may be adversely affected.

The market price of the Yerbaé Shares and Safety Shot Shares may be adversely affected if the Arrangement is not completed or is delayed.

If, for any reason, the Arrangement is not completed or its completion is materially delayed or the Arrangement Agreement is terminated, the market price of Yerbaé Shares and Safety Shot common stock may be materially adversely affected. Depending on the reasons for terminating the Arrangement Agreement, Yerbaé’s or Safety Shot’s business, financial condition or results of operations could also be subject to various material adverse consequences, including as a result of paying a Termination Fee (as defined below) or Expense Reimbursement Fee, as applicable.

If the Arrangement is not completed or the Arrangement Agreement is terminated, Yerbaé may be unable to continue as a going concern.

If the Arrangement is not completed and Yerbaé’s business operations continue at their current levels, Yerbaé will not be able to generate the sufficient cash required for its operations and may need to raise additional capital to continue as a going concern. In such circumstances, there can be no assurance that additional capital, if and when needed, would have a material adverse effect on the financial condition of Yerbaé and its ability to continue as a going concern. If the Arrangement is not completed and Yerbaé is unable to obtain the additional capital to continue as a going concern, Yerbaé may be required to pursue other alternatives, including the pursuit of proceedings under creditor protection legislation, which is likely to have a more negative effect on Yerbaé’s stakeholders.

49

The Arrangement may be terminated in certain circumstances.

Pursuant to the terms of the Arrangement Agreement, each of Yerbaé and Safety Shot has the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of closing, to terminate the Arrangement. Accordingly, there can be no certainty, nor can Yerbaé or Safety Shot provide any assurance, that the Arrangement will not be terminated by either of Yerbaé or Safety Shot prior to the completion of the Arrangement. The Arrangement Agreement also includes a Termination Fee and Expense Reimbursement Fee payable if the Arrangement Agreement is terminated in certain circumstances. Additionally, any termination will result in the failure to realize the expected benefits of the Arrangement in respect of the business of Yerbaé and Safety Shot.

The termination fees provided under the Arrangement Agreement may discourage other parties from attempting to acquire Yerbaé or Safety Shot.

Under the Arrangement Agreement, Yerbaé has certain termination rights if (i) prior to the receipt of the Yerbaé Shareholder Approval, the board of directors of Yerbaé authorizes Yerbaé to enter into a definitive written agreement with respect to a superior proposal, Yerbaé is otherwise in compliance with its non-solicit obligations under the Arrangement Agreement, and Yerbaé pays Safety Shot the Termination Fee, which fee consists of $1,750,000 plus up to $250,000 of Safety Shot’s transaction expenses; or (ii) the Safety Shot Board, among other things, withdraws or changes its recommendation with respect to Safety Shot Stockholder Approval, in which case Safety Shot will be obligated to pay to Yerbaé the Expense Reimbursement Fee; a fee equal to $500,000 plus up to $250,000 of transaction expenses. These termination-related fees may discourage other parties from attempting to acquire Yerbaé Shares or Safety Shot Shares or otherwise make an acquisition proposal to Yerbaé, even if those parties, in the case of Yerbaé, would otherwise be willing to offer greater value to Yerbaé Shareholders than that offered by Safety Shot under the Arrangement.

Completion of the Arrangement is uncertain given, among other things, the conditions precedent to the Arrangement.

As the Arrangement is dependent upon, among other things, satisfaction of certain conditions, its completion is uncertain. If the Arrangement is not completed for any reason, there are risks that the announcement of the Arrangement and the dedication of Yerbaé’s and Safety Shot’s resources to the completion thereof could have a negative impact on their respective relationships with their stakeholders and could have a material adverse effect on the current and future operations, financial condition and prospects of each of Yerbaé and Safety Shot. In addition, each of Yerbaé and Safety Shot will incur significant transaction expenses in connection with the Arrangement, regardless of whether the Arrangement is completed or not.

Yerbaé and Safety Shot are restricted under the Arrangement Agreement from pursuing certain business opportunities.

Each of Yerbaé and Safety Shot is subject to customary non-solicitation provisions under the Arrangement Agreement, pursuant to which, the parties are restricted from soliciting, initiating, encouraging or otherwise facilitating any acquisition proposal, among other things. The Arrangement Agreement also restricts them from taking specified actions until the Arrangement is completed without the consent of the other party. These restrictions may prevent each party from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement.

50

Safety Shot stockholders and Yerbaé Shareholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the Combined Company following the completion of the Arrangement as compared to their current ownership and voting interest in their respective companies.

After the completion of the Arrangement, the current Safety Shot stockholders and Yerbaé Shareholders will own a smaller percentage of the Combined Company than their ownership in their respective companies prior to the Arrangement. Upon completion of the transactions contemplated by the Arrangement Agreement, it is estimated that the issuance of the Consideration Shares in exchange for Yerbaé Shares will result in Yerbaé Shareholders and Safety Shot stockholders owning approximately 24.2% and 75.8%, respectively, of the outstanding economic interest in the Combined Company. For a more complete description of the Arrangement Agreement, please see “The Arrangement Agreement - Consideration” in this Joint Proxy Statement/Circular.

Another attractive take-over, merger or business combination may not be available if the Arrangement is not completed.

If the Arrangement is not completed and the Arrangement Agreement is terminated, there can be no assurance that Yerbaé will be able to find a party willing to pay equivalent or more attractive consideration than the consideration to be provided under the Arrangement or be willing to proceed at all with a similar transaction or any alternative transaction.

The pending Arrangement may divert the attention of management of Yerbaé and Safety Shot.

The pendency of the Arrangement could cause the attention of management of Yerbaé and Safety Shot to be diverted from their day-to-day operations, and suppliers, customers or distributors may seek to modify or terminate their business relationships with Yerbaé or Safety Shot, as applicable. These disruptions could be exacerbated by a delay in the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of Yerbaé and Safety Shot regardless of whether the Arrangement is ultimately completed, or of the Combined Company if the Arrangement is completed.

Directors and officers of Yerbaé may have interests in the Arrangement different from the interests of Yerbaé Shareholders.

Directors and executive officers of Yerbaé negotiated the terms of the Arrangement Agreement, and the Yerbaé Board has unanimously recommended that Yerbaé Shareholders vote for the resolution approving the Arrangement. These directors and executive officers may have interests in the Arrangement that are different from, or in addition to, those of Yerbaé Shareholders generally. Yerbaé Shareholders should be aware of these interests. The Yerbaé Board was aware of, and considered, these interests when it declared the advisability of the Arrangement Agreement and unanimously recommended that Yerbaé Shareholders approve the resolution approving the Arrangement.

The issuance of a significant number of Safety Shot Shares could adversely affect the market price of the Safety Shot common stock.

On completion of the Arrangement, a significant number of Safety Shot Shares will be issued to Yerbaé Shareholders. The increase in the number of Safety Shot Shares may lead to sales of such shares or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, the Safety Shot common stock.

51

Safety Shot and Yerbaé have incurred, and may continue to incur, substantial transaction fees and costs in connection with the Arrangement.

Safety Shot and Yerbaé have incurred and expect to incur additional material non-recurring expenses in connection with the Arrangement and completion of the transactions contemplated by the Arrangement Agreement, including without limitation, costs relating to obtaining required shareholder and regulatory approvals. Additional unanticipated costs may be incurred in the course of coordinating the businesses of the Combined Company after completion of the Arrangement. If the Arrangement is not consummated, Safety Shot and Yerbaé will be required to pay certain costs relating to the Arrangement incurred prior to the date the Arrangement is abandoned, such as legal, accounting and financial advisory. Such costs may be significant and could have an adverse effect on each company’s future results of operations, cash flows and financial condition.

There are risks associated with securities litigation related to the Arrangement.

Securities litigation or shareholder derivative litigation frequently follows the announcement of certain significant business transactions. Yerbaé or Safety Shot may become involved in this type of litigation in connection with the Arrangement, and the Combined Company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could have a material adverse effect on the business and the results of operations of Yerbaé, Safety Shot or the Combined Company.

Risks Related to the Combined Company

The business and operations of the Combined Company will be subject to the risks described in the documents of Yerbaé and Safety Shot incorporated by reference in this Joint Proxy Statement/Circular, including, without limitation, the risks described in the Yerbaé’s Annual Report filed on Form 10-K for the year ended December 31, 2024, Safety Shot’s Annual Report filed on Form 10-K for the year ended December 31, 2024, and any subsequent SEC filings of Yerbaé or Safety Shot and any subsequent filings made by Yerbaé with the Canadian Securities Administrators, and certain unexpected, unforeseen or unknown risks. The Combined Company’s business, financial condition, results of operations and cash flows could be materially adversely affected by any of these risks. The market or trading price of Yerbaé’s and Safety Shot’s securities could decline due to any of these risks. Additional risks not presently known to Yerbaé and Safety Shot or that Yerbaé and Safety Shot currently considers immaterial may also prove to be material and may impair the Combined Company’s business and operations. In addition to risks associated with Yerbaé’s and Safety Shot’s business and operations, the following additional risks are associated with the Combined Company.

The pro forma financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement.

The pro forma financial statements contained in this Joint Proxy Statement/Circular are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement for a number of reasons. For example, the pro forma financial statements have been derived from the historical financial statements of Yerbaé and Safety Shot and certain adjustments and assumptions have been made regarding the Combined Company after giving effect to the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these types of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Arrangement. As a result, the actual financial condition and results of operations of the Combined Company following the Arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Combined Company’s financial condition or results of operations following the Arrangement. Any potential decline in the Combined Company’s financial condition or results of operations may cause a significant decrease in the trading price of the Safety Shot Shares.

52

Each of Yerbaé and Safety Shot have a history of losses, and the Combined Company may never achieve profitability or generate positive cash flow.

Yerbaé had net loss of $9,283,715 for the year ended December 31, 2024 and net loss of $20,164,493 for the year ended December 31, 2023. Safety Shot had net loss of $49,409,632 for the year ended December 31, 2024 and net loss of $15,083,041 for the year ended December 31, 2023. The Combined Company may never achieve profitability or generate positive cash flow, which could cause the Combined Company to curtail its operations and could adversely affect your investment.

Changes in the caffeinated energy beverage business environment and retail landscape could adversely impact the Combined Company’s financial results.

The caffeinated energy beverage business environment is rapidly evolving as a result of, among other things, changes in consumer preferences, including changes based on health and nutrition considerations and obesity concerns; shifting consumer tastes and needs; changes in consumer lifestyles; and competitive product and pricing pressures. In addition, the caffeinated energy beverage retail landscape is very dynamic and constantly evolving, not only in emerging and developing markets, where modern trade is growing at a faster pace than traditional trade outlets, but also in developed markets, where discounters and value stores, as well as the volume of transactions through ecommerce, are growing at a rapid pace. If the Combined Company is unable to successfully adapt to the rapidly changing environment and retail landscape, the share of sales, volume growth and overall financial results of the Combined Company could be negatively affected.

The Combined Company, following the Arrangement, may not realize the anticipated benefits of the Arrangement.

Yerbaé and Safety Shot are proposing to complete the Arrangement to strengthen the position of each entity and to create the opportunity to realize certain benefits including, among other things, those set forth in this Joint Proxy Statement/Circular under “Description of the Arrangement — Reasons Considered by the Yerbaé Board”, “Description of the Arrangement — Recommendation of the Safety Shot Board”, and “Description of the Arrangement — Reasons Considered by the Safety Shot Board; Recommendation of the Safety Shot Share Issuance Proposal by the Safety Shot Board”. Achieving the benefits of the Arrangement depends in part on the ability of the Combined Company to effectively capitalize on its scale, scope and leadership, to realize the anticipated operating synergies, and to maximize the potential of its growth opportunities. A variety of factors, including those risk factors set forth in this Joint Proxy Statement/Circular and the documents incorporated by reference herein, may adversely affect the ability to achieve the anticipated benefits of the Arrangement.

The trading prices of the Yerbaé Shares and the Safety Shot Shares prior to the Effective Time and the trading price of the Safety Shot Shares following the Effective Time may be volatile.

The trading prices of the Yerbaé Shares and the Safety Shot Shares have been and may continue to be subject to, and following completion of the Arrangement the Safety Shot Shares may be subject to, material fluctuations and may increase or decrease in response to a number of events and factors, including:

●	sales or potential sales of substantial amounts of Safety Shot Shares;

●	announcements about Yerbaé, Safety Shot or, following completion of the Arrangement, the Combined Company, or about Yerbaé’s, Safety Shot’s or the Combined Company’s competitors, as applicable;

53

●	conditions in the industry in which Yerbaé, Safety Shot or the Combined Company operates;

●	governmental regulation and legislation;

●	variations in anticipated or actual operating results;

●	changes in securities analysts’ estimates of performance, or failure to meet analysts’ expectations;

●	changes in general economic trends, including current events affecting the economic situation in the United States and internationally;

●	investor perception of Yerbaé’s, Safety Shot’s or, following completion of the Arrangement, the Combined Company’s industry or Yerbaé’s, Safety Shot’s or the Combined Company’s prospects, as applicable; and

●	the issuance of additional equity securities by Yerbaé, Safety Shot or, following completion of the Arrangement, the Combined Company, as applicable, or the perception that such issuance may occur.

Further, the price of the Safety Shot Shares have experienced a decline and may continue to decline. There is no assurance or guarantee that the price of the Safety Shot Shares or the Combined Company Shares following the closing of the Transaction will recover to the level that existed at the time of the entry into the Arrangement Agreement or exceed this price. As a result, investors should be aware that the value of their investment in the share of Safety Shot or the Combined Company may fluctuate, and there is a risk that such fluctuations may not be favorable, potentially resulting in a loss of value.

The Combined Company may be required to seek additional indebtedness.

The Combined Company may be required to draw down or incur additional indebtedness under various forms of debt financing. The additional indebtedness will increase the interest payable by the Combined Company from time to time until such amounts are repaid, which will represent an increase in the Combined Company’s cost and a potential reduction in its income. In addition, the Combined Company may need to find additional sources of financing to repay this amount when it becomes due. The Combined Company may not be able to secure suitable financing.

The Safety Shot Shares to be received by Yerbaé Shareholders as a result of the Arrangement will have different rights from the Yerbaé Shares.

Safety Shot is a Delaware corporation. Yerbaé is a company incorporated under the BCBCA. Upon completion of the Arrangement, Yerbaé Shareholders will become Safety Shot Stockholders and their rights as Safety Shot Stockholders will be governed by the Safety Shot Organizational Documents and the DGCL. Certain of the rights associated with Safety Shot Shares under the DGCL are different from the rights associated with Yerbaé Shares under the BCBCA. For a discussion of the different rights associated with Safety Shot Shares, see Appendix “G” to this Joint Proxy Statement/Circular.

54

Safety Shot Stockholders or former Yerbaé Shareholders may be unable to enforce their rights against the Combined Company in Canada.

Safety Shot is located outside Canada and, following the Effective Time, certain of its directors and officers are expected to reside outside of Canada. Accordingly, it may not be possible for Safety Shot Stockholders or former Yerbaé Shareholders to effect service of process within Canada upon the Combined Company or the majority of its directors or officers, or to enforce judgments obtained in Canadian courts against the Combined Company or the majority of its directors or officers.

Significant demands will be placed on the Combined Company as a result of the Arrangement.

As a result of the pursuit and completion of the arrangement, significant demands will be placed on the managerial, operational and financial personnel and systems of the Combined Company. The Combined Company cannot provide any assurance that management of Safety Shot and the operations teams of Safety Shot and Yerbaé will be adequate to support the expansion of operations and associated increased costs and complexity following and resulting from the consummation of the Arrangement. The future operating results of the Combined Company will be affected by the ability of its officers and key employees to manage changing business conditions, integrate the acquisition of Yerbaé and implement a new business strategy that includes expanding Safety Shot’s product offerings to include Yerbaé’s products.

The Combined Company’s failure to meet the continued listing requirements of Nasdaq could result in a delisting of the Safety Shot Shares.

The Safety Shot Shares are currently listed on Nasdaq. To maintain the listing of the Safety Shot Shares on Nasdaq, the Combined Company will be required to meet certain listing requirements, including, among others, a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). If the Combined Company fails to satisfy the continued listing requirements of Nasdaq, such as the corporate governance requirements or the Minimum Bid Price Requirement, Nasdaq may take steps to delist the Safety Shot Shares, which could have a materially adverse effect on the Combined Company’s ability to raise additional funds as well as the price and liquidity of the Safety Shot Shares. Such a delisting would likely have a negative effect on the price of the Safety Shot Shares and would impair the Combined Company’s ability to sell or purchase Safety Shot Shares when it wishes to do so. In the event of a delisting, the Combined Company could not provide assurances that any action taken by the Combined Company to restore compliance with listing requirements would allow the Safety Shot Shares to become listed again, stabilize the market price or improve the liquidity of the Safety Shot Shares, prevent the Safety Shot Shares from dropping below the Minimum Bid Price Requirement, or prevent future non-compliance with Nasdaq’s listing requirements.

Dependence on personnel.

Due to the specialized nature of Safety Shot’s and Yerbaé’s business, the Combined Company’s success depends on its ability to attract and retain qualified personnel and management. In particular, the Combined Company’s future success will depend in part on the continued services of its proposed executive officers and other key employees. Competition for qualified personnel in the industry in which Yerbaé operates is intense. Yerbaé believes that there are only a limited number of people with the requisite skills to serve in many key positions and it is difficult to hire and retain these people. The loss of one or more of these key personnel may have a significant adverse effect on Yerbaé’s or the Combined Company’s sales, operations and profits.

55

No Dividends.

Neither Safety Shot or the Combined Company currently has plans to pay regular dividends on the Safety Shot Shares. Any declaration and payment of future dividends to Safety Shot Stockholders will be at the sole discretion of the Safety Shot Board and will depend on many factors, including the financial condition, earnings, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations of the Combined Company that the Safety Shot Board deems relevant.

The Combined Company’s growth and profitability depends on the performance of third-parties and its relationship with them.

The Combined Company’s distribution network and its success depend on the performance of third parties, such as third-party co-packers and distribution partners. Any non-performance or deficient performance by such parties may undermine the Combined Company’s operations, profitability, and result in total loss to your investment. To manufacture products, the Combined Company will rely on third-party co-packers. These third-party co-packers may not be able to fulfill the Combined Company’s demand, or such third-parties could begin to charge rates that make using their services cost inefficient. In such a case, the Combined Company’s business, financial condition, and results of operation would be adversely affected. To distribute product, the Combined Company will use a broker-distributor retailer network whereby brokers represent products to distributors and retailers who will in turn sell product to consumers. The success of this network will depend on the performance of the brokers, distributors and retailers of this network. There is a risk that a broker, distributor, or retailer may refuse to or cease to market or carry the Combined Company’s product. There is a risk that the mentioned entities may not adequately perform their functions within the network by, without limitation, failing to distribute to sufficient retailers or positioning the Combined Company’s product in localities that may not be receptive to it. Furthermore, such third-parties’ financial position or market share may deteriorate, which could adversely affect the Combined Company’s distribution, marketing and sale activities. The Combined Company must maintain good commercial relationships with third-party brokers, distributors and retails so that they will promote and carry its product. Any adverse consequences resulting from the performance of third parties or the Combined Company’s relationship with them could undermine the Combined Company’s operations, profitability and may result in total loss of your investment.

Risks Related to Government Regulation

Changes in laws and regulations relating to beverage containers and packaging could increase the Combined Company’s costs and reduce demand for its products.

Legal requirements have been enacted in various jurisdictions in the United States requiring that deposits or certain ecotaxes or fees be charged for the sale, marketing and use of certain nonrefillable beverage containers. Other proposals relating to beverage container deposits, recycling, ecotax and/or product stewardship have been introduced in various jurisdictions in the United States and overseas, and the Combined Company anticipates that similar legislation or regulations may be proposed in the future at local, state and federal levels in the United States. Consumers’ increased concerns and changing attitudes about solid waste streams and environmental responsibility and the related publicity could result in the adoption of such legislation or regulations. If these types of requirements are adopted and implemented on a large scale in the geographical regions in which the Combined Company intends to operate, they could affect the Combined Company’s costs or require changes in its distribution model, which could reduce the Combined Company’s net operating revenues or profitability.

56

Significant additional labeling or warning requirements or limitations on the availability of the Combined Company’s product may inhibit sales of affected products.

Various jurisdictions may seek to adopt significant additional product labeling or warning requirements or limitations on the availability of the Combined Company’s product relating to the content or perceived adverse health consequences of the Combined Company’s product. If these types of requirements become applicable to the Combined Company’s product under current or future environmental or health laws or regulations, they may inhibit sales of the Combined Company’s product.

Changes in, or failure to comply with, the laws and regulations applicable to the Combined Company’s products or its business operations could increase costs or reduce net operating revenues.

The advertising, distribution, labeling, production, safety, sale, and transportation in the United States of the Combined Company’s product will be subject to: the Federal Food, Drug, and Cosmetic Act; the Federal Trade Commission Act (“FTCA”); the Lanham Act; state consumer protection laws; competition laws; federal, state, and local workplace health and safety laws, such as the Occupational Safety and Health Act; various federal, state and local environmental protection laws; and various other federal, state, and local statutes and regulations. Legal requirements also apply in many jurisdictions in the United States requiring that deposits or certain ecotaxes or fees be charged for the sale, marketing, and use of certain non-refillable beverage containers. The precise requirements imposed by these measures vary. Other types of statutes and regulations relating to beverage container deposits, recycling, ecotaxes and/or product stewardship also apply in various jurisdictions in the United States. Additional, similar legal requirements may be proposed or enacted in the future at the local, state and federal levels in the United States. Changes to such laws and regulations could increase costs or reduce net operating revenues. In addition, failure to comply with environmental, health or safety requirements and other applicable laws or regulations could result in the assessment of damages, the imposition of penalties, suspension of production, changes to equipment or processes, or a cessation of operations at the Combined Company’s or its bottling partners’ facilities, as well as damage to the Combined Company’s image and reputation, all of which could harm the Combined Company’s profitability.

The U.S. Food and Drug Administration (“FDA”) has not passed on the efficacy of the Combined Company’s products or the accuracy of any claim made related to its products. The Federal Trade Commission (“FTC”) regulates advertising and may review the truthfulness of and substantiation for any claim the Combined Company makes related to its products.

The Combined Company’s advertising activities within the United States are subject to regulation by the FTC under the FTCA. In recent years, the FTC and state attorneys general have initiated numerous investigations of dietary and nutritional supplement companies and products. Any actions or investigations initiated against the Combined Company by governmental authorities or private litigants could have a material adverse effect on the Combined Company’s business, financial condition, and results of operations.

The shifting regulatory environment through the various jurisdictions in which the Combined Company’s products will be sold necessitates building and maintaining robust systems to achieve and maintain compliance in multiple jurisdictions and increases the possibility that the Combined Company may violate one or more of the legal requirements. If its operations are found to be in violation of any applicable laws or regulations, the Combined Company may be subject to, without limitation, civil and criminal penalties, damages, fines, the curtailment or restructuring of its operations, injunctions, or product withdrawals, recalls or seizures, any of which could adversely affect its ability to operate its business, its financial condition and results of operations.

57

Risks Related to Taxes

The Arrangement may give rise to taxable income in the United States for Yerbaé Shareholders who are U.S. citizens or residents.

The Arrangement may give rise to taxable income in the United States for Yerbaé Shareholders who are U.S. citizens or residents and there can be no assurances that material adverse tax consequences will not result from the Arrangement. The Arrangement is not expected to qualify as a “reorganization” under section 368(a) of the Code. However, there can be no assurance that the Internal Revenue Service (“IRS”) will agree with or not otherwise challenge this position on the tax treatment of the Arrangement, which could result in the Arrangement being treated as a non-taxable exchange. Neither Yerbaé nor Safety Shot has applied for a ruling or received a tax opinion of counsel related to the Arrangement and neither intends to do so.

The Arrangement is anticipated to be a taxable transaction for Yerbaé Shareholders who are resident in Canada.

The Arrangement is generally expected to be a taxable transaction for Yerbaé Shareholders who are resident in Canada for purposes of the Tax Act. Yerbaé Shareholders are urged to carefully review the section titled “Certain Canadian Federal Income Tax Considerations” for a summary of certain material Canadian federal income tax considerations in connection with the Arrangement. Yerbaé Shareholders should consult with their own tax advisors as to the particular consequences that may apply to them as a result of the Arrangement.

The Arrangement may limit Safety Shot’s ability to use tax attributes and tax credit carryforwards.

In addition, under Section 382 of the Code and corresponding provisions of state law, if a corporation undergoes an “ownership change,” which is generally defined as a greater than 50 percentage point change, by value, in its equity ownership over a three-year period, the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes to offset its post-change income may be limited. Safety Shot may have experienced ownership changes in the past. Safety Shot may also experience ownership changes in the future as a result of subsequent shifts in Safety Shot’s stock ownership, some of which may be outside of Safety Shot’s control. In addition, the Arrangement, if consummated, may also constitute an ownership change (within the meaning of Section 382 of the Code) which could eliminate or otherwise substantially limit Safety Shot’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes.

If an ownership change occurred or occurs and Safety Shot’s ability to use Safety Shot’s historical net operating loss and tax credit carryforwards is materially limited (or entirely eliminated), or if Safety Shot’s research and development carryforwards are adjusted, it would harm Safety Shot’s future operating results by effectively increasing Safety Shot’s future tax obligations. For taxable years beginning after December 31, 2020, deductions for federal net operating losses arising in taxable years beginning after December 31, 2017 may only offset 80% of taxable income.

The effective income tax rate of income of Yerbaé and its subsidiaries could increase after completion of the Arrangement.

Since Yerbaé and its non-U.S. subsidiaries will become wholly owned subsidiaries of Safety Shot after completion of the Arrangement, the profits of Yerbaé and its subsidiaries may be subject to U.S. taxation prior to distribution to shareholders, which could increase the effective tax rate on such income. For example, Yerbaé and its non-U.S. subsidiaries will become “controlled foreign corporations” under U.S. federal income tax law, which will subject certain types of income to anti-deferral rules. In addition, distributions from Yerbaé to Safety Shot may be subject to U.S. federal income tax or Canadian or U.S. withholding tax prior to or at the time of distribution to shareholders. This could have the effect of increasing the effective income tax rate applicable to such income in comparison to the current effective income tax rate on Yerbaé’s income. Post-Arrangement restructuring may help to mitigate this risk, but there can be no guarantee that any such restructuring transactions will not themselves be taxable.

58

Changes in tax law could have a material impact on the Combined Company.

Changes to the U.S. and Canadian federal income tax laws are proposed regularly and there can be no assurance that, if enacted, any such changes would not have an adverse impact on the Combined Company.

Tax considerations applicable to an investment in the Safety Shot Shares.

Each prospective investor should consult with their own tax advisor with respect to the Canadian and non-Canadian income tax consequences of acquiring, holding, and disposing of the Safety Shot Shares, based on each prospective investor’s particular circumstances.

GENERAL INFORMATION CONCERNING THE YERBAÉ MEETING AND VOTING

Date, Time and Place

The Yerbaé Meeting will be held at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time).

Purpose of the Yerbaé Meeting

At the Yerbaé Meeting, Yerbaé Shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, the Yerbaé Arrangement Resolution, the full text of which is set forth in Appendix “C” approving the Arrangement, pursuant to which Safety Shot will, among other things, acquire all of the issued and outstanding Yerbaé Shares, all as more particularly described in this Joint Proxy Statement/Circular, including in “The Arrangement Agreement and Related Agreements”.

Recommendation of the Yerbaé Board

On January 7, 2025, the Yerbaé Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Yerbaé and the Yerbaé Shareholders. In addition, Evans & Evans, Yerbaé’s independent financial advisor, has rendered the Evans & Evans Fairness Opinion to the Yerbaé Board that as of December 30, 2024, based upon and subject to the assumptions, limitations and qualifications set forth in the Evans & Evans Fairness Opinion, the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Yerbaé Shareholders. For more information, see “Description of the Arrangement — Fairness Opinion of Evans & Evans”.

Accordingly, the Yerbaé Board unanimously recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

59

Record Date and Entitlement to Vote

The record date for determining the Yerbaé Shareholders entitled to receive notice of and to vote at the Yerbaé Meeting is May 5, 2025. Only Yerbaé Shareholders of record as of the close of business (Vancouver time) on the Yerbaé Record Date are entitled to receive notice of and to vote at the Yerbaé Meeting.

Solicitation of Proxies

This Joint Proxy Statement/Circular is furnished by management of Yerbaé in connection with the solicitation of proxies for use at the Yerbaé Meeting to be held at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time), and at any postponements or adjournments of the Yerbaé Meeting.

The solicitation of proxies by this Joint Proxy Statement/Circular is being made by or on behalf of management of Yerbaé. It is expected that the solicitation will be made primarily by mail, and may be supplemented by telephone or other personal contact to be made without special compensation to any of the directors, officers and employees of Yerbaé. Yerbaé does not reimburse Yerbaé Shareholders, nominees or agents for costs incurred in obtaining from their principals authorization to execute forms of proxy, except that Yerbaé has requested brokers and nominees who hold stock in their respective names to furnish this proxy material to their customers, and Yerbaé will reimburse such brokers and nominees for their related out of pocket expenses. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by Yerbaé.

Quorum

The presence at the opening of the Yerbaé Meeting of one person present who is, or represents by proxy, one or more shareholders will constitute a quorum for the transaction of business at the Yerbaé Meeting. In general, Yerbaé Shares represented by a properly signed and returned Yerbaé form of proxy, or properly voted by internet or facsimile, or voted by your broker will be counted as Yerbaé Shares present and entitled to vote at the Yerbaé Meeting for purposes of determining a quorum. Yerbaé Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

Persons Entitled to Vote

Only Registered Yerbaé Shareholders and duly appointed proxyholders are entitled to vote at the Yerbaé Meeting. Each Registered Yerbaé Shareholder has one vote for each Yerbaé Share held at the close of business on the Yerbaé Record Date. As of the Yerbaé Record Date, ♦ Yerbaé Shares were outstanding. Non-registered Yerbaé Shareholders who have not made arrangements for the due appointment of themselves as proxyholder will not be able to vote at the Yerbaé Meeting but may attend the Yerbaé Meeting and ask questions.

60

Required Vote

The vote required to approve the Yerbaé Arrangement Resolution listed herein assumes the presence of a quorum at the Yerbaé Meeting.

No.	Proposal	Votes Necessary
1.	Yerbaé Arrangement Resolution	Approval requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast on the Yerbaé Arrangement Resolution by Yerbaé Shareholders present in person at the Yerbaé Meeting or represented by proxy at the Yerbaé Meeting voting together as a single class (including the Yerbaé Shares held by Todd and Karrie Gibson and their respective affiliates) and (ii) a simple majority (more than 50%) of the votes cast on the Yerbaé Arrangement Resolution by the Yerbaé Shareholders present in person at the Yerbaé Meeting or represented by proxy at the Yerbaé Meeting, excluding, for the purpose of (ii), the votes attached to the 20,277,589 Yerbaé Shares held by Todd and Karrie Gibson and their respective affiliates and the Yerbaé Shares held by any other Yerbaé Shareholders required to be excluded under MI 61-101.

Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.

Voting Instructions

Registered Yerbaé Shareholders

Registered Yerbaé Shareholders may wish to vote by proxy whether or not they are able to attend the Yerbaé Meeting. Registered Yerbaé Shareholders may choose one of the following options to submit their vote:

Internet	Go to https://vote.odysseytrust.com and click on LOGIN and enter the 16-digit control number printed on the enclosed Yerbaé proxy card to access and follow the instructions on the screen. Internet voting facilities for Yerbaé Shareholders of record are available 24 hours a day.
Facsimile	Complete, sign and date the enclosed Yerbaé proxy card and return your completed Yerbaé proxy card to Odyssey, to the attention of the Proxy Department at 1-800-517-4553 (toll-free within Canada and the U.S.) or 416-263-9524 (international).
Mail	Complete, sign and date the enclosed Yerbaé proxy card and return your completed Yerbaé proxy card to Odyssey Trust Company, Attn: Proxy Department, Suite 702, 67 Yonge St., Toronto, ON M5E 1J8 by June 10, 2025.

In all cases, Registered Yerbaé Shareholders must ensure the Yerbaé form of proxy is received at least 48 hours (excluding non-business days) before the Yerbaé Meeting, or any postponement or adjournment thereof, at which the Yerbaé form of proxy is to be used.

Beneficial Yerbaé Shareholders

These Yerbaé Meeting materials are being sent to both registered and non-registered Yerbaé Shareholders. If you are a non-registered Yerbaé Shareholder and Yerbaé or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

61

There are two kinds of Beneficial Yerbaé Shareholders: those who have objected to their name being made known to Yerbaé (collectively, “OBOs”) and those who have not objected (collectively, “NOBOs”).

Yerbaé can request and obtain a list of its NOBOs from intermediaries via its transfer agent and can use this NOBO list for distribution of proxy-related materials directly to NOBOs. Yerbaé has decided not to directly send proxy-related materials to its NOBOs. If you are a NOBO, your intermediary will have provided to you a voting instruction form. Please return your instructions as specified in the voting instruction form. NOBOs that wish to attend the Yerbaé Meeting and vote in person (or appoint someone else to attend the Yerbaé Meeting and vote on such NOBOs’ behalf) can appoint themselves (or someone else) as a proxyholder by following the applicable instructions on the voting instruction form.

Applicable regulatory policy requires intermediaries to seek voting instructions from Beneficial Yerbaé Shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients. However, the majority of intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge. Broadridge typically mails its voting instruction form, which may be scanned, in lieu of the form of proxy. Beneficial Yerbaé Shareholders will be requested to complete and return the voting instruction form to Broadridge by mail. Alternatively, Beneficial Yerbaé Shareholders can call a toll-free telephone number or access the internet to vote. The toll-free number and website will be provided by Broadridge on its voting instruction form. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Yerbaé Shares to be represented at the Yerbaé Meeting. A Beneficial Yerbaé Shareholder cannot use a voting instruction form to vote Yerbaé Shares directly at the Yerbaé Meeting, as the voting instruction form must be returned as directed by Broadridge in advance of the Yerbaé Meeting in order to have the Yerbaé Shares voted.

Yerbaé will not arrange for copies of its meeting materials for the Yerbaé Meeting to be delivered to OBOs and will not pay the fees and costs of intermediaries for their services in delivering proxy-related materials to OBOs in accordance with National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer. Applicable regulatory policy requires intermediaries to whom meeting materials have been sent to seek voting instructions from OBOs in advance of the Yerbaé Meeting. Every intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by OBOs in order to ensure that their Yerbaé Shares are voted at the Yerbaé Meeting. Often, the form of proxy supplied to an OBO by its intermediary is identical to that provided to Registered Yerbaé Shareholders. However, its purpose is limited to instructing the Registered Yerbaé Shareholder how to vote on behalf of the OBO. OBOs are requested to complete and return the voting instruction form in accordance with the instructions set out on that form. The voting instruction form must be returned as directed well in advance of the Yerbaé Meeting in order to have the Yerbaé Shares voted. OBOs that wish to attend the Yerbaé Meeting and vote in person (or appoint someone else to attend the Yerbaé Meeting and vote on such OBOs’ behalf) can appoint themselves (or someone else) as proxyholder by following the applicable instructions.

Beneficial Yerbaé Shareholders are not entitled, as such, to vote online at the Yerbaé Meeting or to deliver a Yerbaé form of proxy. Beneficial Yerbaé Shareholders should carefully follow the voting instructions they receive, including those on how and when voting instructions are to be provided, in order to have their Yerbaé Shares voted at the Yerbaé Meeting.

Beneficial Yerbaé Shareholders who are resident in the United States and wish to attend, submit questions or vote at the Yerbaé Meeting or, if permitted, appoint a third party as their proxyholder, must obtain a valid legal proxy from their intermediary. Beneficial Yerbaé Shareholders located in the United States must follow the instructions from their intermediary included with the legal proxy form and the voting instruction form sent to them, or contact their intermediary to request a legal proxy form if they have not received one.

62

Participation at the Yerbaé Meeting

Yerbaé is holding the Yerbaé Meeting at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time).

Beneficial Yerbaé Shareholders who have not duly appointed themselves as proxyholders may attend and ask questions at the Yerbaé Meeting. Guests may attend the Yerbaé Meeting, but will not be permitted to vote or ask questions.

Even if you plan to attend the Yerbaé Meeting, Yerbaé recommends that you vote in advance, so that your vote will be counted if you later decide not to attend the Yerbaé Meeting.

Questions during the Yerbaé Meeting

Yerbaé recognizes the importance of Yerbaé Shareholders being able to ask questions. At the Yerbaé Meeting, Registered Yerbaé Shareholders and duly appointed proxyholders will be able to participate and have an equal opportunity to ask questions, and vote at the Yerbaé Meeting. Questions can be posed at the meeting, being held at the offices of Yerbaé at18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 8525 and via Zoom at https://us02web.zoom.us/j/85866671141?pwd=Wc9RLuG5eFkdUVYsba1i3Ybw9zvIyj.1 on June 12, 2025 at 10:00 a.m. (Vancouver time).

Yerbaé expects to hold, to the extent feasible and practical, a question and answer session in connection with the Yerbaé Meeting. Yerbaé intends that Yerbaé Shareholder participation at the Yerbaé Meeting for those attending via Zoom will be comparable to that which a shareholder could reasonably expect if they were attending Yerbaé Meeting in person.

Appointment of Proxyholders

Registered Yerbaé Shareholders are entitled to vote at the Yerbaé Meeting. A Yerbaé Shareholder is entitled to one vote for each Yerbaé Share that such Yerbaé Shareholder holds on the Yerbaé Record Date of May 5, 2025 on the resolutions to be voted upon at the Yerbaé Meeting, and any other matter to come before the Yerbaé Meeting.

The persons named as proxyholders (the “Designated Yerbaé Persons”) in the enclosed form of proxy are directors and/or officers of Yerbaé.

A YERBAÉ SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY (WHO NEED NOT BE A YERBAÉ SHAREHOLDER) OTHER THAN THE DESIGNATED PERSONS NAMED IN THE ENCLOSED FORM OF PROXY TO ATTEND AND ACT FOR OR ON BEHALF OF THAT YERBAÉ SHAREHOLDER AT THE YERBAÉ MEETING.

A YERBAÉ SHAREHOLDER MAY exercise THIS right by inserting the name of such other person in the blank space provided ON the form of proxy. such YERBAÉ shareholder should notify the nominee of the appointment, obtain the nominee’s consent to act as proxy and should provide instruction to the nominee on how the YERBAÉ shareholder’s YERBAÉ shares should be voted. the nominee should bring personal identification to the YERBAÉ meeting.

The Yerbaé Shareholder may vote by mail, by facsimile or via the Internet by following instructions provided in the form of proxy at least 48 hours (excluding Saturdays, Sundays and holidays recognized in the Province of British Columbia) prior to the scheduled time of the Yerbaé Meeting, or any adjournment or postponement thereof. The Chairman of the Yerbaé Meeting, in his sole discretion, may accept completed forms of proxy on the day of the Yerbaé Meeting or any adjournment or postponement thereof.

63

A proxy may not be valid unless it is dated and signed by the Yerbaé Shareholder who is giving it or by that Yerbaé Shareholder’s attorney-in-fact duly authorized by that Yerbaé Shareholder in writing or, in the case of a corporation, dated and executed by a duly authorized officer or attorney-in-fact for the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Yerbaé Shareholder or joint Yerbaé Shareholders, or by an officer or attorney-in-fact for a corporate Yerbaé Shareholder, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarially certified copy thereof, must accompany the form of proxy.

Revocation of Proxies

A Yerbaé Shareholder who has given a proxy may revoke it at any time before it is exercised by an instrument in writing: (a) executed by that Yerbaé Shareholder or by that Yerbaé Shareholder’s attorney-in-fact authorized in writing or, where the Yerbaé Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either: (i) to Yerbaé at the address set forth above, at any time up to and including the last business day preceding the day of the Yerbaé Meeting or, if adjourned or postponed, any reconvening thereof, (ii) to the Chairman of the Yerbaé Meeting prior to the vote on matters covered by the proxy on the day of the Yerbaé Meeting or, if adjourned or postponed, any reconvening thereof, or (iii) in any other manner provided by law.

Also, a proxy will automatically be revoked by either: (i) attendance at the Yerbaé Meeting and participation in a poll (ballot) by a Yerbaé Shareholder, or (ii) submission of a subsequent proxy in accordance with the foregoing procedures. A revocation of a proxy does not affect any matter on which a vote has been taken prior to any such revocation.

Voting of Yerbaé Shares and Proxies and Exercise of Discretion by Designated Yerbaé Persons

A Yerbaé Shareholder may indicate the manner in which the Designated Yerbaé Persons are to vote with respect to a matter to be voted upon at the Yerbaé Meeting by marking the appropriate space on the proxy. The Yerbaé Shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the Yerbaé Shareholder on any ballot that may be called for and if the Yerbaé Shareholder specifies a choice with respect to any matter to be acted upon, the Yerbaé Shares will be voted accordingly.

IF NO CHOICE IS SPECIFIED IN THE PROXY WITH RESPECT TO A MATTER TO BE ACTED UPON, THE PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO THAT MATTER UPON THE DESIGNATED PERSONS NAMED IN THE FORM OF PROXY. IT IS INTENDED THAT THE DESIGNATED PERSONS WILL VOTE THE YERBAÉ SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Yerbaé Meeting, including any amendments or variations to any matters identified in the Notice. At the date of this Joint Proxy Statement/Circular, management of Yerbaé is not aware of any such amendments, variations or other matters to come before the Yerbaé Meeting.

In the case of abstentions from, or withholding of, the voting of the Yerbaé Shares of a Yerbaé Shareholder on any matter, the Yerbaé Shares that are the subject of the abstention or withholding will be counted for determination of a quorum, but will not be counted as affirmative or negative on the matter to be voted upon.

64

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

Yerbaé is authorized to issue an unlimited number of Yerbaé Shares without par value. As of the Yerbaé Record Date, a total of 67,160,533 Yerbaé Shares were issued and outstanding. Each Yerbaé Share carries the right to one vote at the Yerbaé Meeting.

Only registered Yerbaé Shareholders as of the Yerbaé Record Date are entitled to receive notice of, and to attend and vote at, the Yerbaé Meeting or any adjournment or postponement of the Yerbaé Meeting.

To the knowledge of the directors and executive officers of Yerbaé, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, Yerbaé Shares carrying more than 10% of the voting rights attached to the outstanding Yerbaé Shares, except as follows:

Name of Yerbaé Shareholder	Number of Yerbaé Shares Owned		Percentage of Outstanding Yerbaé Shares(1)
Todd Gibson	12,060,533	(2)	17.53	%(3)
Karrie Gibson	11,679,012	(4)	17.00	%(5)

(1)	Based on 67,160,533 Yerbaé Shares issued and outstanding as of April 24, 2025. Each Yerbaé Share carries the right to one vote at the Yerbaé Meeting.

(2)	Consists of: (a) 1,953,572 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Todd L. Gibson Trust Dated April 22, 2016, (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Todd L. Gibson Trust Dated April 22, 2016, and (d) 1,619,565 Yerbaé Shares underlying stock options that are vested or will be vested within 60 days.

(3)	Calculated based on the aggregate of 68,780,098 Yerbaé Shares, which consists of 67,160,533 Yerbaé Shares outstanding at May 5, 2025 and 1,619,565 Yerbaé Shares that may be acquired on exercise of stock options.

(4)	Consists of: (a) 1,649,225 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Karrie L. Gibson Trust Dated April 22, 2016, (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Karrie L. Gibson Trust Dated April 22, 2016, and (d) 1,542,391 Yerbaé Shares underlying stock options that are vested or will be vested within 60 days.

(5)	Calculated based on the aggregate of 68,702,924 Yerbaé Shares, which consists of 67,160,533 Yerbaé Shares outstanding at May 5, 2025 and 1,542,391 Yerbaé Shares that may be acquired on exercise of stock options.

65

Yerbaé Dissenting Shareholders’ Rights

Registered Yerbaé Shareholders will have the right to dissent with respect to the Yerbaé Arrangement Resolution. If the Arrangement becomes effective, any Registered Yerbaé Shareholder that dissents and complies with the applicable provisions of the BCBCA, as amended or supplemented by the Plan of Arrangement, the Interim Order and the Final Order, will be entitled to be paid the fair value of the Yerbaé Shares in respect of which it has exercised dissent rights. Any dissenting Yerbaé Shareholder that wishes to exercise dissent rights must exercise its dissent rights in respect of all of its Yerbaé Shares. This right to dissent is described in this Joint Proxy Statement/Circular and in the Plan of Arrangement which is attached to this Joint Proxy Statement/Circular as Appendix “B”. If you are a Registered Yerbaé Shareholder and want to dissent in respect of the Yerbaé Arrangement Resolution, you must provide a written dissent notice to Yerbaé c/o, Todd Gibson, Chief Executive Officer, at 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 85255, United States with a copy to Cozen O’Connor LLP, Bentall 5, 550 Burrard Street, Suite 2501 – Vancouver, British Columbia, V6C 2B5, Attention: Virgil Hlus by email at VHlus@cozen.com, not later than 5:00 p.m. (Vancouver time) on the date that is two business days immediately prior to the Yerbaé Meeting. If you do not strictly comply with this requirement, you could lose your right to dissent.

Yerbaé Arrangement Resolution

At the Yerbaé Meeting, Yerbaé Shareholders will be asked to consider and vote on (i) the Yerbaé Arrangement Resolution, a copy of which is attached as Appendix “C” to this Joint Proxy Statement/Circular, approving the Arrangement Agreement and the Arrangement.

For more information regarding the Arrangement, see the information about the Arrangement Agreement and the Arrangement throughout this Joint Proxy Statement/Circular, including the information under “Description of the Arrangement” and “The Arrangement Agreement and Related Agreements”. Copies of the Arrangement Agreement and the Plan of Arrangement are attached as Appendix “A” and Appendix “B”, respectively, to this Joint Proxy Statement/Circular. Yerbaé urges you to read the full text of the Arrangement Agreement and Plan of Arrangement.

Required Shareholder Approval

Approval requires (i) the affirmative vote of at least two-thirds (66 2/3%) of the votes cast on the Yerbaé Arrangement Resolution by Yerbaé Shareholders present in person at the Yerbaé Meeting or represented by proxy at the Yerbaé Meeting voting together as a single class (including the Yerbaé Shares held by Todd and Karrie Gibson and their affiliates) and (ii) a simple majority (more than 50%) of the votes cast on the Yerbaé Arrangement Resolution by the Yerbaé Shareholders present in person at the Yerbaé Meeting or represented by proxy at the Yerbaé Meeting, excluding, for the purpose of (ii), the votes attached to the 20,577,589 Yerbaé Shares held by Todd and Karrie Gibson and their respective affiliates and the Yerbaé Shares held by any other Yerbaé Shareholders required to be excluded under MI 61-101. Abstentions and broker non-votes will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.

The Yerbaé Board unanimously recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

66

GENERAL INFORMATION CONCERNING THE SAFETY SHOT MEETING AND VOTING

This Joint Proxy Statement/Circular is being provided to Safety Shot Stockholders as part of a solicitation of proxies by the Safety Shot Board for use at the Safety Shot Meeting to be held at the time and place specified below and at any properly convened meeting following an adjournment or postponement thereof. This Joint Proxy Statement/Circular provides Safety Shot Stockholders with information they need to know to be able to vote or instruct their vote to be cast at the Safety Shot Meeting.

Date, Time and Place

The Safety Shot Meeting will be held online via live audio webcast on June 12, 2025 at 11:00 a.m. (Eastern time). There will be no physical location for Safety Shot Stockholders to attend. Safety Shot Stockholders may only participate by logging in at www.virtualshareholdermeeting.com/SHOT2025SM, where you will be able to attend the Safety Shot Meeting via live audio webcast. Online check-in will begin at 10:30 a.m. (Eastern time), and you are encouraged to allow ample time for the online check-in procedures. To participate in the Safety Shot Meeting, Safety Shot Stockholders will need their unique 16-digit control number included on their Safety Shot proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.

Purpose of the Safety Shot Meeting

The Safety Shot Meeting is being called for the following purposes:

1.	to approve the Safety Shot Share Issuance Proposal;

2.	to approve the Safety Shot Incentive Plan Proposal;

3.	to approve the Safety Shot Settlement Proposal;

4.	to approve the Safety Shot Nasdaq Change of Control Proposal;

5.	to approve the Safety Shot Reverse Stock Split Proposal; and

6.	subject to the provisions of the Arrangement Agreement, to approve the adjournment of the Safety Shot Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, and the Safety Shot Reverse Stock Split Proposal or to establish a quorum.

Recommendation of the Safety Shot Board

On January 7, 2025, the Safety Shot Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Safety Shot and the Safety Shot Stockholders.

Accordingly, the Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Proposals.

The approval by Safety Shot Stockholders of both the Safety Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal are a condition to the completion of the Arrangement.

67

Safety Shot Stockholders should carefully read this Joint Proxy Statement/Circular, including any documents incorporated by reference, and the appendices in their entirety for more detailed information concerning the Arrangement and the other transactions contemplated by the Arrangement Agreement.

Safety Shot Record Date and Entitlement to Vote

Only holders of record of Safety Shot Shares at the close of business on April 28, 2025 will be entitled to notice of, and to vote at, the Safety Shot Meeting or any adjournments or postponements thereof.

As of the close of business on the Safety Shot Record Date, there were 75,582,297 Safety Shot Shares outstanding and entitled to vote at the Safety Shot Meeting. Each Safety Shot Share outstanding on the Safety Shot Record Date entitles the holder thereof to one vote on each proposal to be considered at the Safety Shot Meeting.

Solicitation of Proxies

This Joint Proxy Statement/Circular is furnished by management of Safety Shot in connection with the solicitation of proxies for use at the Safety Shot Meeting to be held virtually at www.virtualshareholdermeeting.com/SHOT2025SM on June 12, 2025 at 11:00 a.m. (Eastern time), and at any postponements or adjournments of the Safety Shot Meeting.

The solicitation of proxies by this Joint Proxy Statement/Circular is being made by or on behalf of management of Safety Shot. It is expected that the solicitation will be made primarily by mail, but proxies may also be solicited by telephone, over the internet or in writing. The cost of the solicitation will be borne by Safety Shot.

Safety Shot has engaged Alliance Advisors, LLC to act as its proxy solicitor in connection with the proposals to be acted upon at the Safety Shot Meeting. Pursuant to Safety Shot’s agreement with its proxy solicitor, its proxy solicitor will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from Safety Shot stockholders on our behalf in connection with the Safety Shot Meeting. For these services, Safety Shot will pay a fee of approximately $25,000. If you have any questions or require any assistance, you may call Alliance Advisors, LLC using 1-844-202-6175 (toll-free from the U.S.) or 1-239-592-3621 (from other countries).

Quorum

The presence at the Safety Shot Meeting, by remote participation or represented by proxy, of the holders of a majority of the Safety Shot Shares issued and outstanding and entitled to vote thereat as of the Safety Shot Record Date, will constitute a quorum for the transaction of business at the Safety Shot Meeting.

Required Vote

Except for the Safety Shot Adjournment Proposal, the vote required to approve all of the Safety Shot Proposals listed herein assumes the presence of a quorum at the Safety Shot Meeting.

68

No.	Proposal	Votes Necessary
1.	Safety Shot Share Issuance Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

2.	Safety Shot Incentive Plan Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

3.	Safety Shot Settlement Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

4.	Safety Shot Nasdaq Change of Control Proposal	Approval requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting.

5.	Safety Shot Reverse Stock Split Proposal	Approval requires the affirmative vote of a majority of the votes cast by stockholders present at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting; provided that the Safety Shot common stock is listed on Nasdaq immediately before the Safety Shot Reverse Stock Split becomes effective and meets the listing requirements of Nasdaq relating to the minimum number of holders immediately after the Safety Shot Reverse Stock Split becomes effective (the “Listing Condition”). If the Listing Condition is not met, the Safety Shot Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of issued and outstanding shares of Safety Shot common stock as of the Safety Shot Record Date.

6.	Safety Shot Adjournment Proposal	Approval requires the affirmative vote of a majority of the of the Safety Shot Shares present or represented by proxy at the Safety Shot Meeting.

Persons Entitled to Vote

Only Registered Safety Shot Stockholders are entitled to vote at the Safety Shot Meeting. Each Registered Safety Shot Stockholder has one vote for each Safety Shot Share held at the close of business on the Safety Shot Record Date. As of the Safety Shot Record Date, there were 75,582,297 Safety Shot Shares outstanding.

Abstentions

Any abstentions with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting and have the same effect as a vote against such proposal. Banks, brokers and other nominees that hold their customers’ shares in street name may not vote their customers’ shares on “non-routine” matters without voting instructions from their customers. As each of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment to be voted upon at the Safety Shot Meeting are considered “non-routine,” such organizations do not have discretion to vote on any of these proposals for which they do not receive voting instructions from their customers (this is referred to in this context as a “broker non-vote”). Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal and the Safety Shot Adjournment, your Safety Shot Shares will not be considered present at the Safety Shot Meeting, will not be counted for purposes of determining the presence of a quorum and will not be voted on these proposals. Broker non-votes with respect to these proposals will not be treated as votes cast, and therefore will have no effect on the outcome of the vote.

69

Any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will be counted for purposes of determining whether a quorum is present at the Safety Shot Meeting, provided the Listing Condition is met, and will have no effect on the Safety Shot Reverse Stock Split Proposal. If the Listing Condition is not met, any abstentions with respect to the Safety Shot Reverse Stock Split Proposal will have the same effect as a vote against the proposal. As the Safety Shot Reverse Stock Split Proposal is not contingent upon the closing of the Arrangement and it is the intention of the Safety Shot Board to implement the Safety Shot Reverse Stock Split regardless of whether the Transaction is approved and consummated, the Safety Shot Reverse Stock Split Proposal is considered “routine.” Accordingly, banks, brokers and other nominees that hold their customers’ shares in street name may vote their customers’ shares without voting instructions from their customers on the Safety Shot Reverse Stock Split Proposal and such organizations have discretion to vote on the Safety Shot Reverse Stock Split Proposal if they do not receive voting instructions from their customers. Therefore, if you fail to provide your bank, broker or other nominee with any voting instructions regarding how to vote your Safety Shot Shares with respect to the Safety Shot Reverse Stock Split Proposal, your Safety Shot Shares will be considered present at the Safety Shot Meeting, will be counted for purposes of determining the presence of a quorum at the Safety Shot Meeting and may be voted by your bank, broker or other nominee with respect to the Safety Shot Reverse Stock Split Proposal.

Registered Safety Shot Stockholders

If you are a Registered Safety Shot Stockholder, there are two ways in which you can vote your Safety Shot Shares. You can either vote online at the Safety Shot Meeting or you can vote by proxy. As indicated on the form of proxy, you may vote your Safety Shot Shares by mail, phone or internet following the instructions provided.

Internet:	Go to www.virtualshareholdermeeting.com/SHOT2025SM and enter the 16-digit control number printed on the enclosed Safety Shot proxy card to access and follow the instructions on the screen. Internet voting facilities for Safety Shot Stockholders of record are available 24 hours a day.

Phone:	Call the toll-free telephone number provided on the enclosed Safety Shot proxy card and following the prompted instructions. You will need to enter the 16-digit control number. Telephone voting facilities for Safety Shot Stockholders of record are available 24 hours a day.

Mail:	Complete, sign and date the enclosed Safety Shot proxy card and return your completed Safety Shot proxy card in the enclosed postage paid envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Virtually at the Meeting:	Registered Safety Shot Stockholders can vote at the appropriate times by completing a ballot online during the Safety Shot Meeting. It is anticipated that once voting has opened during the Safety Shot Meeting, the proposals and voting choices will be displayed and you will be able to vote by selecting your voting choices from the options shown on the screen. You must click submit for your vote to be counted.

70

Whether you vote by internet, phone, or mail, your Safety Shot proxy card must be received no later than 11:59 p.m. (Eastern time) on June 11, 2025. Safety Shot strongly urges you to vote in advance by proxy by signing and dating the enclosed Safety Shot proxy card and returning it in the postage-paid envelope provided or by voting via the internet or by telephone before the Safety Shot Meeting by following the instructions provided on the enclosed Safety Shot proxy card and above.

A list of Registered Safety Shot Stockholders entitled to vote at the Safety Shot Meeting will be available at Safety Shot’s principal place of business, 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477 during the ten days prior to the Safety Shot Meeting.

Beneficial Safety Shot Stockholders

If your Safety Shot Shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name”, and the proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction form. Your broker does not have discretionary authority to vote on any of the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, or the Safety Shot Adjournment Proposal and your broker will not be able to vote your Safety Shot Shares on such proposals without instructions from you. To make sure that your vote is counted, you should instruct your broker to vote your Safety Shot Shares, following the procedures provided by your broker. Many brokers solicit voting instructions over the internet or by telephone.

As the beneficial owner, you are also invited to attend the Safety Shot Meeting. However, you may not vote Safety Shot Shares held in street name during the Safety Shot Meeting unless you obtain a legal proxy, executed in your favor, from the holder of record (i.e., your bank, broker or other nominee).

Participation at the Safety Shot Meeting

Safety Shot is holding the Safety Shot Meeting in a virtual-only format, which will be conducted via live audio webcast online at www.virtualshareholdermeeting.com/SHOT2025SM. Safety Shot Stockholders will not be able to attend the Safety Shot Meeting in person. Participating at the Safety Shot Meeting online enables registered Safety Shot Stockholders to vote at the appropriate times during the Safety Shot Meeting.

To log in to the Safety Shot Meeting online visit www.virtualshareholdermeeting.com/SHOT2025SM on your smart phone, tablet or computers and check-in using the 16-digit control number included on your Safety Shot proxy. You should ensure you have a strong preferably high-speed, internet connection wherever you intend to participate in the Safety Shot Meeting. The Safety Shot Meeting will begin promptly at 11:00 a.m. (Eastern time) on June 12, 2025; however, it is recommended that you access the Safety Shot Meeting link online prior to the commencement of the Safety Shot Meeting.

Even if you plan to attend the Safety Shot Meeting, Safety Shot recommends that you vote in advance, so that your vote will be counted if you later decide not to attend the Safety Shot Meeting.

71

Voting of Proxies

If you have properly filled out, signed and delivered your proxy, then your proxyholder can vote your Safety Shot Shares for you at the Safety Shot Meeting. The Safety Shot Shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the Safety Shot Stockholder on any ballot that may be called for and, if the Safety Shot Stockholder specifies a choice with respect to any matter to be acted upon, the Safety Shot Shares will be voted accordingly. If a choice is not so specified with respect to any Safety Shot Proposal, and the persons named in the enclosed form of proxy have been appointed as proxyholder, the Safety Shot Shares represented by such proxy will be voted FOR such Safety Shot Proposal.

The enclosed form of proxy confers discretionary authority upon the proxy nominee with respect to any amendments or variations to the matters identified in the Notice of the Special Meeting of Safety Shot Stockholders and any other matters which may properly come before the Safety Shot Meeting. If any such amendments or variations are proposed to the matters described in the Notice of Special Meeting of Safety Shot Stockholders or if any other matters properly come before the Safety Shot Meeting, the proxyholder may vote your Safety Shot Shares as he or she considers best. The Safety Shot Board is not currently aware of any amendments to the matters to be presented for action at the Safety Shot Meeting or of any other matters to be presented for action at the Safety Shot Meeting.

Revocation of Proxies

A registered Safety Shot Stockholder who has submitted a proxy may revoke it at any time prior to it being exercised. If the Safety Shot Stockholder is a registered holder, the Safety Shot Stockholder can do this in one of four ways: First, a Safety Shot Stockholder may submit another timely and properly completed proxy card with a later date. Second, a Safety Shot Stockholder may grant a subsequent timely proxy by telephone or through the internet. Third, a Safety Shot Stockholder may send a timely written notice that such Safety Shot Stockholder is revoking the proxy to Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477, Attention: Corporate Secretary. Fourth, a Safety Shot Stockholder may attend and vote during the Safety Shot Meeting. Simply attending the Safety Shot Meeting will not, by itself, revoke a proxy. For more information, see “General Information Concerning the Safety Shot Meeting and Voting — Participation at the Safety Shot Meeting”.

If you have instructed a broker to vote your Safety Shot Shares and wish to change your vote, you must follow directions received from your broker to change those instructions.

Safety Shot Shares Beneficially Held by Principal Holders of Securities and Directors and Executive Officers

On the Safety Shot Record Date, there were 75,582,297 outstanding Safety Shot Shares. Each Safety Shot Share carries the right to vote.

On the Safety Shot Record Date, directors and executive officers of Safety Shot and their affiliates beneficially owned and had the right to vote 12,695,667 Safety Shot Shares, representing approximately 13.86% of the total outstanding Safety Shot Shares.

As of the Safety Shot Record Date, there were 75,582,297 Safety Shot Shares issued and outstanding. Safety Shot will issue such number of Safety Shot Shares as may be required to be issued to Yerbaé Shareholders in connection with the Arrangement Agreement from Safety Shot’s authorized but unissued Safety Shot Shares. If the Safety Shot Share Issuance Proposal is authorized and approved, there will be approximately 95,582,297 Safety Shot Shares outstanding and 250,000,000 Safety Shot Shares authorized but unissued on the Effective Date.

72

SAFETY SHOT PROPOSAL 1: SAFETY SHOT SHARE ISSUANCE PROPOSAL

Safety Shot is asking the Safety Shot Stockholders to consider and vote on the Safety Shot Share Issuance Proposal to issue Safety Shot Shares to Yerbaé Shareholders pursuant to the Arrangement Agreement. For a summary and detailed information regarding this proposal, see the information about the Arrangement Agreement and the Arrangement throughout this Joint Proxy Statement/Circular, including the information under “Description of the Arrangement” (including “Description of the Arrangement — Reasons Considered by the Safety Shot Board; Recommendation of the Safety Shot Share Issuance Proposal by the Safety Shot Board”) and “The Arrangement Agreement and Related Agreements”. Copies of the Arrangement Agreement and the Plan of Arrangement are attached as Appendix “A” and Appendix “B”, respectively, to this Joint Proxy Statement/Circular. Safety Shot urges you to read the full text of the Arrangement Agreement and Plan of Arrangement.

Required Safety Shot Stockholder Approval

Approval of the Safety Shot Issuance Proposal requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting. An abstention will have the same effect as a vote against the Safety Shot Issuance Proposal and broker non-votes will have no effect on the vote for this proposal.

The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Share Issuance Proposal.

73

SAFETY SHOT PROPOSAL 2: SAFETY SHOT INCENTIVE PLAN PROPOSAL

Safety Shot is asking the Safety Shot Stockholders to approve the Safety Shot Incentive Plan Proposal to increase the number of Safety Shot Shares reserved for issuance under the Plan by up to 22,000,000 additional Safety Shot Shares. For a summary and detailed information regarding this proposal, see the information about the Plan under “Description of Equity Incentive Plan”.

Required Safety Shot Stockholder Approval

Approval of the Safety Shot Incentive Plan Proposal requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting. An abstention will have the same effect as a vote against the Safety Shot Incentive Plan Proposal and broker non-votes will have no effect on the vote for this proposal.

The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Incentive Plan Proposal.

74

SAFETY SHOT PROPOSAL 3: SAFETY SHOT SETTLEMENT PROPOSAL

On January 20, 2025, Safety Shot issued, among other things, a convertible note in the principal amount of $3.5 million dollars (the “Convertible Note”), and a secured convertible note in the principal amount of $1.75 million (the “Secured Convertible Note”). Upon the maturity date of the Convertible Note, Safety Shot will, at its discretion, have the option to either (i) repay the Note in full including any accrued interest, (ii) issue a $2,000,000 SAFE Note (the “SAFE”), or (iii) a $4.5 million convertible note bearing a 9% interest rate, maturing on December 31, 2027 (the “Replacement Note”). Collectively, the Convertible Note, the Secured Convertible Note, and the Replacement Note are referred to as the “Securities.” The terms of the Notes require that Safety Shot seek such approval as may be required by the rules and regulations of the Nasdaq Stock Market LLC (the “Notes Stockholder Approval”). Accordingly, Safety Shot is seeking stockholder approval of the following:

●	the issuance in accordance with Nasdaq Rule 5635(d), of 20% or more of Safety Shot’s outstanding Safety Shot Shares including the issuance of the Notes and subject to the terms of the Notes, any resulting issuance of Safety Shot Shares underlying the Notes (each, a “Note Share”) inclusive of the adjustment provisions of the Notes;

●	to give full effect to the Conversion Price, as defined in Section 2(b) of the Secured Convertible Note, and the applicable adjustments defined in Section 5 of the Secured Convertible Note;

●	to give full effect to the Conversion Price, as defined in Section 3(b) of the Convertible Note, and the applicable adjustments defined in Section 6 of the Convertible Note; and

●	to give full effect to the Conversion Price, as defined in Section 3(b) of the Replacement Convertible Note, and the applicable adjustments defined in Section 6 of the Replacement Note.

Background

On January 20, 2025, Safety Shot entered into a settlement agreement with Bigger Capital, LLC, (the “Settlement Agreement” and “Bigger Capital” respectively). In exchange for a resolution to all issues and claims that relate to the previously filed action against Safety Shot in the Supreme Court of the State of New York, New York County, Index No. 65018/2024 (the “Action”). Pursuant to the Settlement Agreement, Safety Shot has agreed to pay or issue to Bigger Capital the following: (i) pay Bigger Capital $375,000; (ii) issue a Secured Convertible Note in the principal amount of $1.75 million maturing on December 31, 2026; (iii) the Convertible Note in the principal amount of $3.5 million maturing June 30, 2025; and (iv) 5,332,889 warrants to purchase one Safety Shot Share, at an exercise price of $0.4348 (each, a “Safety Shot Warrant”). Additionally, a significant shareholder of Safety Shot and Bigger Capital entered into a voting agreement in favor of Bigger Capital in addition to the Settlement Agreement.

The Note

Upon the maturity date of the Note, at Safety Shot’s discretion, Safety Shot will have the option to either (i) repay the Note in full including any accrued interest, (ii) issue a $2,000,000 SAFE, or (iii) a $4.5 million Replacement Note bearing a 9% interest rate, maturing on December 31, 2027.

75

The Safety Shot Warrants

Pursuant to the Settlement Agreement, Safety Shot has agreed to exchange the 1,650,050 warrants held by Bigger Capital for a total of 5,332,889 Safety Shot Warrants exercisable for $0.43 per Safety Shot Share. The Safety Shot Warrants contain customary adjustment provisions and representation and warranties. The Safety Shot Warrants are exercisable for a five-year period following the issuance date of the Safety Shot Warrants.

Registration Rights

Pursuant to the Settlement Agreement, Safety Shot shall promptly file a Registration Statement for Safety Shot Shares equal to 150% of the shares initially issuable upon exercise of the Secured Note and the Note (the “Registrable Securities”), which filing shall be no later than ten (10) business days after the execution of this Agreement. Safety Shot shall diligently take all steps necessary for the Registration Statement to become effective as soon as practicable and shall thereafter maintain the Registration Statement until the Registrable Securities are sold. Upon receiving notification from the Securities Exchange Commission (the “SEC”) that either the Registration Statement relating to the Registrable Securities has received a “no review” from the SEC or that the SEC has no additional comments to the Registration Statement, Safety Shot will take all action necessary to ensure that the Registration Statement has been declared effective within two business days of either such notification.

The following summary of certain terms and provisions of the Notes is not complete and is subject to and qualified in its entirety by the provisions of the Form of Settlement Agreement, Form of Senior Secured Convertible Note, Form of Note, Form of SAFE Note, Form of Replacement Note which were filed as exhibits to Safety Shot’s Form 8-K filed with the SEC on January 24, 2025.

Conversion Price and Adjustments of the Secured Convertible Note

The Secured Convertible Note bears a conversion price of the lesser of (i) $0.5435 per share, and (ii) the Nasdaq official closing price of the Safety Shot Shares (as reflected on Nasdaq.com) immediately preceding the date Safety Shot Stockholder approval is obtained, subject to adjustment as provided herein.

Additionally, the conversion price is subject to traditional adjustments in the event of (i) stock dividends and stock splits, (ii) subsequent rights offerings, (iii) pro rata distributions, and (iv) fundamental transactions.

Conversion Price and Adjustments of the Convertible Note

The Convertible Note bears a conversion price of $0.5435, subject to traditional adjustments in the event of (i) stock dividends and stock splits, (ii) subsequent rights offerings, (iii) Pro Rata Distributions, and (iv) fundamental transactions.

Conversion Price and Adjustments of the Replacement Note

The Replacement Note bears a conversion price that shall be, on any date of determination, the lesser of (i) Lower of (a) Nasdaq official closing price of the Safety Shot Shares (as reflected on Nasdaq.com) immediately prior to the date of issuance and (b) the average Nasdaq official closing price of the Safety Shot Shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the date of issuance, and (ii) the volume weighted average price (“VWAP”) of the Safety Shot Shares for the trading day immediately prior to such date; provided, notwithstanding anything to the contrary set forth herein, the Conversion Price shall not be lower than the Floor Price. As used therein, the term “Floor Price” means a price per Safety Shot Share equal to 20% of the Initial Market Price. The “Initial Market Price”, as used herein, means the lesser of (i) the Nasdaq official closing price of the Safety Shot Shares (as reflected on Nasdaq.com) immediately preceding the signing of this Note; or (ii) the average Nasdaq official closing price of the Safety Shot Shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of this Note.

76

Additionally, the conversion price is subject to traditional adjustments in the event of (i) stock dividends and stock splits, (ii) subsequent rights offerings, (iii) pro rata distributions, and (iv) fundamental transactions.

Purpose of the Note Stockholder Approval

Since the exercise price of the Notes may be adjusted to a price that is less than 50% of the Nasdaq “Minimum Price,” the Offering may be categorized as a private placement instead of a public offering. As a result, since the total number of shares in the Offering, including the potential issuance of the Note Shares, is deemed a “20% Issuance,” Safety Shot is required to obtain the approval of its stockholders in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d). “Minimum Price” means the lower of the closing price immediately preceding the signing of the purchase agreement for the Offering or the average closing price for the five trading days immediately preceding such date, plus the value of the Notes issued in the aforementioned settlement. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance of Safety Shot Shares (or securities convertible into or exercisable for Safety Shot Shares) which, alone or together with sales by officers, directors or substantial stockholders of Safety Shot, equals 20% or more Safety Shot Shares or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to convert the Notes, the stockholders of Safety Shot need to approve the issuance of the Notes and the Note Shares issuable upon exercise of the Notes together with the additional Safety Shot Shares that may become issuable upon adjustments provided for under the Notes and the provisions of the Notes indicated above. Until Safety Shot obtains Safety Shot Stockholder approval in order to comply with Nasdaq Listing Rule 5635(d), the Notes are not Convertible.

Potential Adverse Effects of the Approval of the Note Stockholder Approval Provisions

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of Safety Shot Shares upon Conversion of the Notes. Assuming the full conversion of the Secured Convertible Note at a Conversion Price of $0.5435, assuming the Convertible Note is converted into the Replacement Note, and the Replacement Note is Subsequently converted, we may issue an aggregate of up to approximately 16,624,875 Safety Shot Shares upon Conversion of the Notes, and the ownership interest of Safety Shot’s existing stockholders would be correspondingly reduced.

The sale into the public market of these shares could materially and adversely affect the market price of Safety Shot’s Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer of Safety Shot has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of Safety Shot’s other stockholders.

Vote required

Approval of the Safety Shot Settlement Proposal requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting. An abstention will have the same effect as a vote against the Safety Shot Settlement Proposal and broker non-votes will have no effect on the vote for this proposal.

The Safety Shot Board unanimously recommends a vote “FOR” the approval, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Notes, shares of our common stock issuable upon conversion of the Notes and certain provisions of the Notes, issued in connection with a settlement that was consummated on January 20, 2025.

77

SAFETY SHOT PROPOSAL 4: SAFETY SHOT NASDAQ CHANGE OF CONTROL PROPOSAL

The Safety Shot Shares are currently listed on the Nasdaq and, as such, Safety Shot is subject to Nasdaq Listing Rules. Pursuant to Nasdaq Listing Rule 5635(b) (“Rule 5635(b)”), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, the organizational documents, or any other purpose. Safety Shot may effectuate the approved offerings or transactions in one or more transactions, subject to the limitations herein.

Safety Shot may seek to raise additional capital to implement its business strategy and enhance its overall capitalization. Safety Shot has not determined the particular terms for such prospective offerings. Because Safety Shot may seek additional capital from Core 4 Capital Corp. (“Core 4”) that triggers the requirements of Rules 5635(b), Safety Shot is seeking stockholder approval now, so that Safety Shot will be able to move quickly to raise additional capital from Core 4, if needed to support its operations.

Safety Shot hereby submits this Proposal No. 4 to the Safety Shot Stockholders for their approval of the potential issuance of Safety Shot Shares to Core 4 in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	the maximum number of shares to be issued will not exceed 20,000,000 Safety Shot Shares;
●	the maximum dollar amount of the issuance will not exceed $20 million;
●	the sale of the Safety Shot Shares shall not be at a discount to the Nasdaq “minimum price” at the time of the offering; and
●	the time frame to complete the transaction will be within six months of the Safety Shot Meeting, unless a shorter time is required by Nasdaq.

As of the date of this Joint Proxy Statement/Circular, Core 4 held approximate 19.0% of Safety Shot’s outstanding Common Stock. The issuance of up to 20,000,000 Safety Shot Shares to Core 4 pursuant to an equity financing transaction would thus result in Core 4 owning 20% or more of the outstanding Safety Shot Shares and remaining as its largest stockholder, which may be deemed a “change of control” for purposes of Nasdaq Listing Rule 5635(b).

The issuance of Safety Shot Shares in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in Safety Shot Shares. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by Safety Shot in order to maintain their proportionate ownership of the outstanding Safety Shot Shares.

The issuance of Safety Shot Shares in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of Safety Shot, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by Safety Shot.

The Safety Shot Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, Safety Shot may not issue more than 20,000,000 Safety Shot Shares in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any stock split).

78

Safety Shot cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $20 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. Safety Shot currently has no arrangements or understandings regarding any specific transaction with Core 4, so Safety Shot cannot predict whether it will be successful should it seek to raise capital from Core 4 through any offerings.

Possible Effects If the Safety Shot Nasdaq Change of Control Proposal Is Approved

If the Safety Shot Nasdaq Change of Control Proposal is approved by Safety Shot Stockholders, then the proposed transaction contemplated hereby may have the following effects:

1. Improved Capital Levels and Reserves. The proceeds Safety Shot would receive upon closing of the transaction could be substantial and would strengthen its balance sheet, increase its capital levels, and enhance its ability to execute its business plans and pursue opportunities for further growth.

2. Valuable Investor. Safety Shot believes that Core 4’s willingness to invest in Safety Shot is valuable, particularly given its historic liquidity challenges, and that Core 4 will continue to be an effective strategic partner in Safety Shot’s organization as Safety Shot focuses on reducing costs and improving profitability.

3. Dilution. If approved, the Safety Shot Nasdaq Change of Control Proposal would result in the issuance of Safety Shot Shares. As a result, Safety Shot’s existing stockholders would own a smaller percentage of the outstanding Safety Shot Shares and, accordingly, a smaller percentage interest in the voting power and liquidation value of the Safety Shot Shares. Moreover, the approval of the Safety Shot Nasdaq Change of Control Proposal would not limit Safety Shot’s ability to engage in additional issuances of Safety Shot Shares (or securities convertible into or exercisable or exchangeable for Safety Shot Shares) for capital-raising or other purposes in the future, subject to compliance with Nasdaq Listing Rules and other applicable laws or regulations. As a result, Safety Shot Stockholders could experience further dilution from such additional transactions that Safety Shot may pursue in the future.

4. Market Effects. If Safety Shot is required to provide registration rights to Core 4 in connection with any financing, sales in the public market of the Safety Shot Shares could adversely affect the prevailing market price of the Safety Shot Shares and impair Safety Shot’s ability to raise capital in future equity financings.

5. Concentration of Ownership and Influence. The concentration of ownership resulting from the proposed transaction contemplated hereby with Core 4 is significant and could have various implications for Safety Shot and its stockholders. As of the Safety Shot Record Date, if the maximum number of Safety Shot Shares was issued in the proposed transaction, Core 4 would beneficially own 29.0% of Safety Shot Shares then outstanding immediately following such issuance, assuming that no shares have been disposed of by Core 4 and that no other shares are acquired by Core 4 or its affiliates. Such ownership would continue to be the largest ownership and voting position in Safety Shot. Such a concentration of ownership could potentially adversely affect the prevailing market price and liquidity for Safety Shot Shares.

79

With a substantial ownership and voting position, Core 4 and its affiliates will have considerable influence over Safety Shot’s operations and strategic direction, including by exerting substantial control over matters requiring stockholder approval such as the election of directors, mergers, acquisitions, and other significant corporate transactions. This concentration of voting power could effectively limit the ability of other stockholders to influence corporate decisions, even those that might otherwise be more strongly contested.

Furthermore, the substantial ownership position held by Core 4 and its affiliates could lead to potential conflicts of interest. Core 4’s interests may not necessarily align with interests of the broader base of stockholders and Core 4 could use its ownership and voting position to influence the governance and strategic direction of Safety Shot. In situations where the interests of Core 4 diverge from those of other stockholders, the latter may find their interests subordinated, which could impact the overall governance and strategic direction of Safety Shot.

The concentration of ownership in Safety Shot by Core 4 could adversely affect the market price and liquidity of Safety Shot Shares. A stockholder with a significant stake could influence the market perception of Safety Shares, potentially leading to greater volatility in its trading price. Additionally, the potential that Core 4 to exercise additional control could deter some investors, which may reduce the overall demand for Safety Shot Shares and impact its liquidity. Stockholders might also find it more difficult to sell their shares at favorable prices, particularly in the event of significant market movements.

The concentration of ownership in Safety Shot by Core 4 and its affiliates could impact Safety Shot’s ability to raise additional capital through future equity financing transactions if potential investors may be wary of investing in a company where a single stockholder holds a substantial interest. This could make it more difficult to raise additional capital through equity offerings or necessitate offering new securities at a discount to attract additional investors, which could increase Safety Shot’s cost of capital and limit its financial flexibility in pursuing future growth opportunities.

In sum, while a proposed equity investment by Core 4 could provide important capital for Safety Shot, it also further expands a significant concentration of ownership and voting power in Core 4 and its affiliates, which could have both positive and negative implications for Safety Shot. Stockholders should carefully consider these potential effects when evaluating the impact of the proposed equity financing with Core 4 and determining whether to vote to approve the Safety Shot Nasdaq Change of Control Proposal.

Possible Effects If the Safety Shot Nasdaq Change of Control Proposal Is Not Approved

If the Safety Shot Nasdaq Change of Control Proposal is not approved by the Safety Shot Stockholders, several significant consequences could follow, which could actually and materially affect Safety Shot’s financial stability and future operations:

1. Loss of Source of Financing. Failure to obtain stockholder approval for the Safety Shot Nasdaq Change of Control Proposal would result in the loss of a critical source of anticipated funding. The lack of this funding could jeopardize Safety Shot’s operational initiatives that otherwise might be possible from the infusion of capital.

2. Adverse Impact on Liquidity. Without the completion of the transactions associated with the Safety Shot Nasdaq Change of Control Proposal, Safety Shot’s liquidity and capital resources could become strained. The absence of these funds could force Safety Shot to reassess its financial strategy. Safety Shot would likely need to conserve cash, potentially reducing or delaying key expenditures, which could slow down growth or even result in the scaling back of some operations.

80

3. Need for Alternative Financing. If the Safety Shot Nasdaq Change of Control Proposal is not approved, Safety Shot may need to seek alternative sources of financing to meet its operational and strategic needs. This might involve exploring other equity or debt financing options. However, there is no assurance that such financing would be available on commercially reasonable terms, or that it would be available at all. The inability to secure alternative financing could place Safety Shot at a competitive disadvantage, limit its ability to capitalize on growth opportunities, and potentially lead to financial distress.

4. Potential Dilution and Cost of Capital. If alternative equity financing is pursued, it may involve issuing shares at a lower price than anticipated in the intended transaction with Core 4, resulting in greater dilution to existing stockholders. Furthermore, any debt financing secured in place of the anticipated equity investment may come with high interest rates or restrictive covenants, which could increase Safety Shot’s cost of capital and restrict its operational flexibility.

Overall, the non-approval of the Safety Shot Nasdaq Change of Control Proposal could have negative consequences for Safety Shot, affecting not only its immediate financial health but also its long-term strategic positioning and ability to grow and compete effectively in the market. It is crucial for stockholders to consider these potential outcomes when deciding how to vote on the proposal.

Securities Law Matters

The Safety Shot Nasdaq Change of Control Proposal, together with the other disclosures contained in this Joint Proxy Statement/Circular, is neither an offer to sell nor a solicitation of an offer to buy any of Safety Shot’s securities. The issuance and sale of the Safety Shot Shares to Core 4 pursuant to a proposed transaction will be exempt from registration under the U.S. Securities Act, pursuant to Section 4(a)(2) of the U.S. Securities Act.

Required Safety Shot Stockholder Approval

Approval of the Safety Shot Nasdaq Change of Control Proposal requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting. An abstention will have the same effect as a vote against the Safety Shot Nasdaq Change of Control Proposal and broker non-votes will have no effect on the vote for this proposal.

The Safety Shot Board unanimously recommends that that Safety Shot Stockholders vote FOR the Safety Shot Nasdaq Change of Control Proposal.

81

SAFETY SHOT PROPOSAL 5: SAFETY SHOT REVERSE STOCK SPLIT PROPOSAL

Safety Shot is asking the Safety Shot Stockholders to approve a proposal to adopt an amendment to the Safety Shot Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Safety Shot Reverse Stock Split”) at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-thirty-five (1-for-35) (the “Split Ratio Range”), in the form set forth in Appendix “K” to this Joint Proxy Statement/Circular. The Safety Shot Reverse Stock Split Proposal, if approved, would not immediately cause a reverse stock split, but rather would grant authorization to the Safety Shot Board to effect the Safety Shot Reverse Stock Split with a split ratio within the Split Ratio Range within one year of the date the proposal is approved by stockholders, if and when determined by the Safety Shot Board. The Safety Shot Board has deemed it advisable, approved, and recommended that the Safety Shot stockholders adopt, and is hereby soliciting Safety Shot stockholder approval of, the proposed amendment to the Safety Shot Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio within the Split Ratio Range, in the form set forth in Exhibit A to this Proxy Statement.

If Safety Shot receives the required Safety Shot Stockholder approval, the Safety Shot Board will have the sole authority to elect whether or not to effect the Safety Shot Reverse Stock Split. Even with stockholder approval of the Safety Shot Reverse Stock Split Proposal, our board of directors will not be obligated to pursue the Safety Shot Reverse Stock Split. Rather, our board of directors will have the flexibility to decide whether or not the Safety Shot Reverse Stock Split (and at what ratio within the Split Ratio Range) is in the best interests of Safety Shot and the Safety Shot Stockholders.

If approved by the Safety Shot Stockholders and, following such approval, the Safety Shot Board determines that effecting the Safety Shot Reverse Stock Split is in the best interests of Safety Shot and the Safety Shot Stockholders, the Safety Shot Reverse Stock Split would become effective upon filing the certificate of amendment to the Safety Shot Amended and Restated Certificate of Incorporation as set forth in Appendix “K” with the Secretary of State of the State of Delaware. As filed, the certificate of amendment would state the number of outstanding shares to be combined into one Safety Shot Share, at the ratio approved by the Safety Shot Board within the Split Ratio Range. The amendment would not change the par value of Safety Shot Shares and would not impact the total number of authorized shares of Safety Shot common stock or preferred stock. Therefore, upon effectiveness of the Safety Shot Reverse Stock Split, the number of shares of Safety Shot common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of Safety Shot common stock.

Nasdaq Minimum Bid Price Requirements and Certain Potential Delisting Implications

The rules of the Nasdaq require that Safety Shot maintain a closing price for shares of Safety Shot common stock of at least $1.00 per share (also referred to as the “minimum bid price requirement”). On January 2, 2025, Safety Shot received a letter (the “Letter”) from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying Safety Shot that it no longer met the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) because the closing bid price for its common stock was less than $1.00 for the previous 30 consecutive business days. The Letter had and has no immediate effect on Safety Shot’s continued listing on the Nasdaq. Under Nasdaq Listing Rule 5810(c)(3)(A), Safety Shot has a 180-calendar day period, or until July 1, 2025 (the “Compliance Date”), to regain compliance with the minimum bid price requirement. The minimum bid price requirement will be met if Safety Shot common stock has a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days during the 180-calendar day period, unless Nasdaq exercises its discretion to extend such 10-day period. If Safety Shot does not regain compliance by the Compliance Date, it may be eligible for an additional 180-calendar day period, subject to satisfying the conditions in the applicable Nasdaq Listing Rules. If, before the Compliance Date, Safety Shot common stock has a closing bid price of $0.10 per share or less for ten consecutive trading days, the Staff will issue a Staff Delisting Determination under Nasdaq Listing Rule 5810 with respect to Safety Shot common stock. There can be no assurance that Safety Shot will be able to regain compliance or that the bid price of Safety Shot common stock will remain above the minimum $1.00 bid price required for any post-split Nasdaq monitoring period or otherwise.

82

Although Safety Shot presently intends to effect the Safety Shot Reverse Stock Split to regain compliance with the Nasdaq’s minimum bid price requirement, under Section 242(c) of the Delaware General Corporation Law, the Safety Shot Board has reserved the right, notwithstanding Safety Shot stockholders’ approval of the proposed amendment to the Amended and Restated Certificate of Incorporation at the Special Meeting, to abandon the proposed amendment at any time (without further action by our stockholders) before the certificate of amendment is filed with the Secretary of State of the State of Delaware. Further, the Safety Shot Board may consider a variety of factors in determining the appropriate range within the Split Ratio Range for any such amendment, including overall trends in the stock market, recent changes, and anticipated trends in the per-share market price of the Safety Shot Shares, business developments and our actual and projected financial performance. Again, the Safety Shot Board may decide to abandon the proposed amendment of the Amended and Restated Certificate of Incorporation in its entirety, particularly if the closing bid price of Safety Shot common stock on the Nasdaq is then in compliance with Nasdaq’s $1.00 minimum bid price requirement.

If Safety Shot Shares were delisted from the Nasdaq, trading of Safety Shot Shares would thereafter be conducted on the OTC Markets or the “pink sheets.” As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, Safety Shot Shares. To relist shares of Safety Shot common stock on the Nasdaq, Safety Shot would be required to meet the initial listing requirements for the Nasdaq, which are more stringent than the maintenance requirements.

If Safety Shot common stock were delisted from the Nasdaq and the price of Safety Shot common stock were below $5.00 at such time, shares of Safety Shot common stock would likely come within the definition of “penny stock” as defined in the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and likely would be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5 million or individuals with net worth in excess of $1 million (not including the value of his or her primary residence) or annual income exceeding $0.2 million or $0.3 million jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. These additional sales practice restrictions would make trading in Safety Shot Shares more difficult and the market less efficient.

The Safety Shot Board is seeking Safety Shot Stockholder approval of the Safety Shot Reverse Stock Split Proposal in order to have the authority to effectuate the Safety Shot Reverse Stock Split as a potential means of increasing the share price of Safety Shot Shares at or above $1.00 per share in order to avoid further action by the Nasdaq, however, there can be no assurance that the Safety Shot Reverse Stock Split would result in the bid price per share of Safety Shot common stock exceeding $1.00 or exceeding $1.00 for the required period of time, initially or in the future, or that it would enable Safety Shot to maintain the listing of its common stock on the Nasdaq.

83

Other Considerations

Safety Shot also believes that the low per-share market price of Safety Shot Shares impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of Safety Shot. Theoretically, decreasing the number of outstanding Safety Shot Shares should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms, and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of Safety Shot Shares but also their trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of Safety Shot Shares.

Risks Associated with the Safety Shot Reverse Stock Split

In evaluating whether to seek Safety Shot Stockholder approval of the Safety Shot Reverse Split Proposal, the Safety Shot Board considered negative factors associated with reverse stock splits. These factors included, but were not limited to, the negative perception of reverse stock splits that investors, analysts, and other stock market participants may hold; the fact that the stock prices of some companies, including Safety Shot, that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

There can be no assurance that the Safety Shot Reverse Stock Split would achieve any of the above desired results. There also can be no assurance that the price per share of Safety Shot’s common stock immediately after the Safety Shot Reverse Stock Split would increase proportionately with the Safety Shot Reverse Stock Split, or that any increase would be sustained for any period of time.

The market price of Safety Shot’s common stock is based on performance and other factors, some of which are unrelated to the number of shares outstanding. If the Safety Shot Reverse Stock Split is effected and the market price of Safety Shot’s common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Effect on Number of Authorized, But Unissued Shares

The Safety Shot Reverse Stock Split would reduce the number of outstanding shares of Safety Shot common stock without reducing the number of shares of available but unissued common stock. Therefore, the number of shares of Safety Shot common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of Safety Shot common stock following the Safety Shot Reverse Stock Split. The Safety Shot Board may authorize the issuance of authorized and unissued shares of Safety Shot common stock without further Safety Shot stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Amended and Restated Certificate of Incorporation, applicable law, or the rules of Nasdaq or any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and, an issuance, potential issuance, or the perception that issuances may occur may cause a decline in the trading price of Safety Shot Shares.

Capital Requirements

Safety Shot will need to obtain substantial additional funding in connection with its continuing operations. Safety Shot intends to raise capital through additional issuances of equity securities, and/or short-term or long-term debt arrangements, but there can be no assurances any such financing will be available when needed, even if Safety Shot’s research and development efforts are successful. However, if Safety Shot is unable to secure adequate additional funding when needed, it will need to reevaluate Safety Shot’s operating plans and may be forced to make reductions in spending, extend payment terms with suppliers, liquidate assets where possible, delay, scale back, or eliminate some or all of our development programs, or relinquish rights to our technology on less favorable terms than we would otherwise choose, or cease operations entirely. These actions could materially impact Safety Shot’s business, results of operations, and future prospects and the value of Safety Shot Shares.

84

Other Anti-takeover Considerations; Not Intended to Be a “Going Private Transaction”

The issuance of authorized but unissued shares of common stock could also be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our board of directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Safety Shot Reverse Stock Split Proposal is not intended to be an anti-takeover device, and we do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences. The Safety Shot Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Safety Shot Reverse Stock Split, Safety Shot would continue to be subject to the periodic reporting requirements of the Exchange Act.

Principal Effects of the Safety Shot Reverse Stock Split on the Market for Our Common Stock

On May 5, 2025, the closing price of Safety Shot common stock on the Nasdaq was $0.51 per share. By decreasing the number of outstanding Safety Shot Shares without altering the aggregate economic interest represented by the Safety Shot Shares, the Safety Shot Board believes the market price would be increased. The greater the market price rises above $1.00 per share, the less risk there would be that Safety Shot would fail to meet the requirements for maintaining the listing of Safety Shot common stock on the Nasdaq. However, there can be no assurance that the market price of Safety Shot Shares would rise to or maintain any particular level or that Safety Shot be able to meet the requirements for maintaining the listing of Safety Shot common stock on the Nasdaq.

Principal Effects of the Safety Shot Reverse Stock Split on Our Common Stock; No Fractional Shares

If Safety Shot Stockholders approve the Safety Shot Reverse Stock Split Proposal, and if the Safety Shot Board decides to effectuate the Safety Shot Reverse Stock Split, the principal effect of the amendment would be to reduce the number of issued and outstanding Safety Shot Shares, depending on the Split Ratio Range set forth in such amendment, from 75,582,297 Safety Shot Shares as of the Safety Shot Record Date to between 15,116,460 Safety Shot Shares and 2,159,495 Safety Shot Shares, assuming no Safety Shot Shares are issued before the effective date of the Safety Shot Reverse Stock Split. While the Safety Shot Board has authorized the Safety Shot Reverse Stock Split within the Split Ratio Range, Safety Shot does not intend to effectuate a reverse stock split to the extent that the Safety Shot Reverse Stock Split would result in Safety Shot going private or failing to meet any Nasdaq continued listing requirements. If the Safety Shot Reverse Stock Split is effectuated, the total number of Safety Shot Shares each stockholder holds would be reclassified automatically into the number of Safety Shot Shares equal to the number of Safety Shot Shares each Safety Shot Stockholder held immediately prior to the Safety Shot Reverse Stock Split divided by the ratio approved by the Safety Shot Board within the Split Ratio Range and set forth in the applicable amendment.

As noted above, effecting the Safety Shot Reverse Stock Split will not change the total authorized number of Safety Shot Shares. However, the reduction in the issued and outstanding Safety Shot Shares would provide more authorized shares available for future issuance. As noted above, Safety Shot currently intends to raise additional capital through the issuance of equity securities in the near term. Except as may be contemplated in connection with these efforts, Safety Shot has no specific commitment, arrangement, understanding, or agreement regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and Safety Shot has not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Safety Shot Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Safety Shot Board deems to be in the best interests of Safety Shot and its stockholders.

85

Safety Shot’s directors and executive officers also have no substantial interests, directly or indirectly, in the matters set forth in the Safety Shot Reverse Stock Split, except to the extent of their ownership in shares of Safety Shot common stock and securities exercisable for Safety Shot common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Safety Shot Reverse Stock Split as all other outstanding Safety Shot Shares and securities exercisable for Safety Shot common stock.

The Safety Shot Reverse Stock Split would affect all stockholders uniformly and would not affect any stockholder’s percentage ownership interests, except to the extent that the Safety Shot Reverse Stock Split results in such stockholder owning a fractional share. No fractional shares will be issued in connection with the Safety Shot Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported by the Nasdaq, on the last trading day prior to the effective date of the Safety Shot Reverse Stock Split. The proceeds would be subject to certain taxes as discussed below. In addition, stockholders would not be entitled to receive interest for the period of time between the filing of the certificate of amendment to the Safety Shot Amended and Restated Certificate of Incorporation and the date a stockholder receives payment for the cashed-out shares. The payment amount would be paid to the stockholder in the form of a check in accordance with the procedures outlined below.

After the Safety Shot Reverse Stock Split, a stockholder would have no further interest in Safety Shot with respect to such stockholder’s cashed-out fractional shares. A person otherwise entitled to a fractional interest would not have any voting, dividend, or other rights except to receive payment as described above. After the effective time of the Safety Shot Reverse Stock Split, Safety Shot common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Principal Effects of the Safety Shot Reverse Stock Split on Convertible Securities

If Safety Shot Stockholders approve the Safety Shot Reverse Stock Split and the Safety Shot Board elects to effect the Safety Shot Reverse Stock Split, we would adjust and proportionately decrease the number of Safety Shot Shares reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire Safety Shot Shares.

Principal Effects of the Safety Shot Reverse Stock Split on Legal Ability to Pay Dividends

Safety Shot has not declared or paid any dividends on Safety Shot common stock, nor does it have any plans to declare in the foreseeable future any distributions of cash or other property to holders of common stock, and Safety Shot is not in arrears on any dividends. Therefore, Safety Shot does not believe that the Safety Shot Reverse Stock Split would have any effect with respect to future distributions, if any, to holders of Safety Shot common stock.

86

Accounting Matters

The Safety Shot Reverse Stock Split would not affect the par value of Safety Shot common stock, which would remain unchanged at $0.001 per share. As a result, on the effective date of the Safety Shot Reverse Stock Split, the stated capital on Safety Shot’s balance sheet attributable to Safety Shot common stock would be reduced by the ratio approved by the Safety Shot Board within the Split Ratio Range. In other words, stated capital would be reduced by the ratio approved by the Safety Shot Board within the Split Ratio Range, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of Safety Shot common stock would be increased because there would be fewer shares of Safety Shot common stock outstanding.

Beneficial Holders of Our Common Stock (Stockholders Who Hold in “Street Name”)

Upon the Safety Shot Reverse Stock Split, Safety Shot intends to treat shares held by stockholders in “street name,” through a broker, in the same manner as registered stockholders whose shares are registered in their names. Brokers would be instructed to effect the Safety Shot Reverse Stock Split for their beneficial holders holding Safety Shot common stock in “street name.” However, brokers may have different procedures than registered stockholders for processing the Safety Shot Reverse Stock Split and making payment for fractional shares. Stockholders holding shares of Safety Shot common stock with a broker and having any questions in this regard should contact their broker.

Registered “Book-Entry” Holders of Our Common Stock

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares or cash payment in lieu of any fractional share interest, if applicable. If such a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement would automatically be sent to such stockholder’s address of record indicating the number of shares of our common stock held following the Safety Shot Reverse Stock Split. If the Safety Shot Reverse Stock Split is implemented, our transfer agent will advise stockholders who hold their shares in certificated form of the procedures to be followed to exchange certificates.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check would be mailed to such stockholder’s registered address as soon as practicable after the effective time of the Safety Shot Reverse Stock Split. By endorsing and cashing the check, stockholders would warrant that they owned the shares of our common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. No stockholders would be entitled to receive interest for the period of time between the effective time of the Safety Shot Reverse Stock Split and the date payment is received.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the Safety Shot Reverse Stock Split.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes the material U.S. federal income tax consequences of the proposed Safety Shot Reverse Stock Split to us and to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), the treasury regulations of the U.S. Treasury Department promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”) in each case in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. Safety Shot has not sought and will not seek any rulings from the IRS regarding the matters discussed below, and there can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Safety Shot Reverse Stock Split.

87

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code ), or (2) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers, or traders in securities, commodities, or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion, or integrated transaction for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, persons who acquired their comment stock pursuant to the exercise of employee stock options or otherwise as compensation, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Safety Shot Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and non-U.S. tax law consequences of the proposed Safety Shot Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the proposed Safety Shot Reverse Stock Split, whether or not they are in connection with the proposed Safety Shot Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Safety Shot Reverse Stock Split may not be the same for all stockholders.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the proposed Safety Shot Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequences.

Tax Consequences to Safety Shot. The proposed Safety Shot Reverse Stock Split is intended to be treated as a “recapitalization” pursuant to Section 368(a)(1)(E) of the Code. As a result, we should not recognize taxable income, gain, or loss in connection with the proposed Safety Shot Reverse Stock Split.

88

Tax Consequences to U.S. Holders. A U.S. Holder generally should not recognize gain or loss upon the proposed Safety Shot Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Safety Shot Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Safety Shot Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Safety Shot Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short-term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Safety Shot Reverse Stock Split and long-term if held for more than one year.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Safety Shot Reverse Stock Split. A U.S. Holder of our common stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local, and foreign tax consequences to you of the proposed Safety Shot Reverse Stock Split.

Required Safety Shot Stockholder Approval

Approval of the Safety Shot Reverse Stock Split Proposal requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST”; provided that the Listing Condition is met. If the Listing Condition is met, any abstention or broker non-vote will have no effect on the Safety Shot Reverse Stock Split Proposal. If the Listing Condition is not met, the Safety Shot Reverse Stock Split Proposal must receive the affirmative vote of the holders of a majority of issued and outstanding shares of Safety Shot common stock as of the Safety Shot Record Date and any abstention of broker non-vote will have the effect of a vote AGAINST the Safety Shot Reverse Stock Split Proposal.

The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Reverse Stock Split Proposal.

89

SAFETY SHOT PROPOSAL 6: SAFETY SHOT ADJOURNMENT PROPOSAL

At the Safety Shot Meeting, Safety Shot Stockholders will be asked to consider and, if deemed advisable, to approve the Safety Shot Adjournment Proposal to adjourn the Safety Shot Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, the Safety Shot Reverse Stock Split Proposal or to establish a quorum, at the time of the Safety Shot Meeting. If Safety Shot Stockholders approve the Safety Shot Adjournment Proposal, Safety Shot could adjourn the Safety Shot Meeting and any adjourned session of the Safety Shot Meeting and use the additional time to solicit additional proxies, including soliciting proxies from Safety Shot Stockholders that have previously returned properly executed proxies voting against the Safety Shot Share Issuance Proposal or the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal or the Safety Shot Reverse Stock Split Proposal or to establish a quorum. Among other things, approval of the Safety Shot Adjournment Proposal could mean that, even if Safety Shot had received proxies representing a sufficient number of votes against the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal or the Safety Shot Reverse Stock Split Proposal, such that such proposals would be defeated, Safety Shot could adjourn the Safety Shot Meeting without a vote on such Safety Shot Proposals and seek to convince those Safety Shot Stockholders to change their votes to votes for such Safety Shot Proposals. Additionally, Safety Shot may seek to adjourn the Safety Shot Meeting if a quorum is not present.

Required Safety Shot Stockholder Approval

Approval of the Safety Shot Adjournment Proposal requires the affirmative vote of a majority of the number of Safety Shot Shares present in person or represented by proxy at the Safety Shot Meeting and entitled to vote at the Safety Shot Meeting. An abstention will have the same effect as a vote against the Safety Shot Adjournment Proposal and broker non-votes will have no effect on the vote for this proposal.

The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Adjournment Proposal.

90

DESCRIPTION OF THE ARRANGEMENT

Background to the Arrangement

Each of the respective management teams of Safety Shot and Yerbaé, together with the Safety Shot Board and the Yerbaé Board, respectively, regularly consider, monitor and investigate opportunities to advance their businesses and enhance their respective shareholder and stockholder value. From time to time, these opportunities have included the consideration of potential commercial and strategic transactions with various industry participants, including strategic partnerships, investments, joint ventures, and other business relationships. Each of Safety Shot and Yerbaé regularly review and consider the possibility of such transactions as they arise in order to determine whether pursuing them would be in the best interests of their respective companies and stakeholders.

During the fiscal year ended December 31, 2023, Yerbaé’s financial condition and performance began to deteriorate as compared to the expectations of management of Yerbaé and the Yerbaé Board. Factors contributing to this deterioration included an increasing debt balance, rising and then-sustained higher interest rates, the ongoing impacts of the novel coronavirus (COVID-19) post-pandemic and the slow nature and conditions of the financial markets, which made it challenging for Yerbaé to raise capital. These factors impacted both Yerbaé and the wider industry. Compounding the underperformance of its business, Yerbaé experienced persistent liquidity challenges.

Due to these challenges and other factors, Yerbaé has experienced significant downward pressure on the trading price of, and decreased liquidity for, the Yerbaé Shares. Moreover, the macroeconomic environment, marked by high inflation and challenging capital market conditions, compounded Yerbaé’s difficulties in accessing favorable equity or debt financing. These collective pressures made it difficult for Yerbaé to raise equity capital without a significant dilutive impact on existing shareholders.

As a consequence of Safety Shot’s consideration of strategic opportunities as detailed above, Maxim Group LLC (“Maxim”) and Safety Shot approached Yerbaé on May 20, 2024, to explore the option of an acquisition by Safety Shot. At the time of engagement, Safety Shot was seeking a company that could vertically integrate into aligned sales/marketing and operating functions to deliver reduced costs, efficiencies, and scalability. They had identified that Yerbaé would fit the profile of the companies they were looking to acquire. The companies had a number of conversations with respect to the opportunity, which led to Safety Shot producing a draft, initial nonbinding term sheet (the “Nonbinding LOI”) for the acquisition of Yerbaé which was delivered to Yerbaé on July 6, 2024.

Yerbaé’s management and board of directors discussed the proposal internally and expressed interest in reviewing the preliminary offer. After Yerbaé received the first draft of the term sheet, many topics were discussed, and revisions continued between Yerbaé and Safety Shot, taking into account the performance of the companies, their business performance and the potential terms of the proposed transaction.

In September 2024, negotiations between Yerbaé and Safety Shot continued in good faith. Between that time and December 2024, the two companies proposed several revisions to the Nonbinding LOI and reviewed various adjustments. This process culminated in the signing of an amended Nonbinding LOI on December 10, 2024, with the approval of Yerbaé’s board. The adjustments made incorporated many factors, specifically the need for ongoing capital support and the inclusion of the convertible note to be absorbed by Safety Shot, the acquiring party.

The parties directed their counsel to prepare definitive documents, including the Arrangement Agreement, which initial drafts were delivered to Yerbaé and its counsel on November 15, 2024.

91

The parties and their counsel then proceeded to negotiate the definitive documents, including the Arrangement Agreement. Yerbaé held various meetings with Safety Shot and its management team, as well as internal meetings with the Yerbaé board and management. During these negotiations the parties each sough to enhance the terms of the proposed transaction for their respective shareholders.

On December 30, 2024, Evans & Evans delivered an oral opinion, subsequently confirmed in writing, to the Yerbaé Board to the effect that as at the date thereof, based upon and subject to the assumptions, limitations and qualifications set forth in the Evans & Evans Fairness Opinion, that, as of December 30, 2024, the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Yerbaé Shareholders. The Yerbaé Board convened during the afternoon of January 7, 2025, for a status update and review of the proposed final version of the Arrangement Agreement, reviewing the resolution to the outstanding open transaction terms with respect to the Arrangement and the various transaction documents.

In the evening of January 7, 2025, Yerbaé and Safety Shot held a conference call to discuss the final remaining points prior to the execution of the Arrangement Agreement. Following this conference call, a consent resolution was circulated to the Yerbaé Board, which also contained the final draft of the Arrangement Agreement. The Yerbae Board determined entering into the Arrangement Agreement and consummating the transactions contemplated thereby were in the best interests of the Yerbae Shareholders and resolved to enter into the definitive documents and recommend the approval thereof to the Yerbae Shareholders.

The Safety Shot Board convened during the evening of January 7, 2025, for a review of the proposed final version of the Arrangement Agreement, reviewing the resolution to the outstanding open transaction terms with respect to the Arrangement and the various transaction documents. At this meeting the financial advisor to Safety Shot delivered its opinion to the Safety Shot Board that the Transaction and Consideration payable to the Yerbaé Shareholders is fair, from a financial point of view, to the Safety Shot Stockholders. The Safety Shot Board determined entering into the Arrangement Agreement and consummating the transactions contemplated thereby were in the best interests of the Safety Shot Stockholders and resolved to enter into the definitive documents and recommend the approval thereof to the Safety Shot Stockholders.

Following the closing of markets on January 7, 2025, Yerbaé and Safety Shot executed and delivered the Arrangement Agreement. The Arrangement Agreement was announced on January 8, 2025, by way of a joint press release at 8:30 a.m. (EST).

For more information on Yerbaé, see “Information Concerning Yerbaé”.

Recommendation of the Yerbaé Board

On January 7, 2025, the Yerbaé Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Yerbaé and the Yerbaé Shareholders. In addition, Evans & Evans, Yerbaé’s independent corporate financial advisor, has rendered an opinion that, as of December 30, 2024, the date of the Evans & Evans Fairness Opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to such Yerbaé Shareholders. For more information, see “Description of the Arrangement – Fairness Opinion of Evans & Evans”. Accordingly, the Yerbaé Board unanimously recommends that Yerbaé Shareholders vote FOR the Yerbaé Arrangement Resolution.

92

Reasons Considered by the Yerbaé Board

With the assistance of its financial and legal advisors, the Yerbaé Board carefully considered a number of substantive and procedural factors relating to the Arrangement, including, among other things, the following:

●	Evans & Evans Fairness Opinion. Evans & Evans delivered an opinion to the Yerbaé Board that, as of December 30, 2024 and based upon and subject to the assumptions, limitations and qualifications set forth therein, the consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to such Yerbaé Shareholders. The Yerbaé Board also considered the compensation arrangements of Evans & Evans, in particular that Evans & Evans was engaged to provide the Evans & Evans Fairness Opinion on a fixed fee basis that was not contingent on the conclusions reached therein or the completion of the Arrangement.

●	Business Issues and Trends. In considering the status quo as an alternative to pursuing the Arrangement, the Yerbaé Board assessed potential synergies and opportunities to leverage shared logistics and supply chain efficiencies, Yerbaé’s current strategic direction and business plan in light of anticipated future opportunities, challenges and risks associated with such plan, including Yerbaé’s expected future financial and liquidity requirements, the investments required to achieve such plan, the risks associated with the functional energy drink industry generally, the competitive landscape of the industry in which Yerbaé operates, as well as the other risks and uncertainties set forth in Yerbaé’s most recent Annual Report on Form 10-K and the potential impact of such factors on the future trading price of the Yerbaé Shares, and ultimately concluded that the Arrangement is an attractive proposition and fair outcome for Yerbaé Shareholders relative to the status quo.

●	Access to Great Liquidity. In considering where to the enter into the Arrangement Agreement, the Yerbaé Board considered the enhanced liquidity completing the Arrangement would provide Yerbaé Shareholders. Specifically, the acquisition of Yerbaé by Safety Shot, whose Safety Shot Shares are listed on the Nasdaq, have significantly greater trading volume and liquidity compared to the Yerbaé Shares. The Yerbaé Board also believes that in consummating the Arrangement, the Combined Company can lead to improved visibility for Yerbaé, as well as its brand and products. Accordingly, Yerbaé could potentially benefit from higher growth trajectory.

●	Financial Outlook and Alternative Transactions. After careful consideration of Yerbaé’s current financial outlook, which is less favorable than desired, and despite efforts to secure additional financing, the ability to obtain such financing on favorable terms has proven challenging and have not met Yerbaé’s expectations. In evaluating various alternatives, the Yerbaé Board determined that these financing options and alternative transaction avenues presented as less favorable an opportunities in contrast to the Transaction. After thorough review and consultation with financial and legal advisors, the Yerbaé Board believes that this Transaction offers the best path forward to address Yerbaé’s financial challenges and maximize value for its shareholders given its current situation.

●	Stronger Financial Position and Cash Assets. Safety Shot’s stronger cash reserves provide a cushion for strategic investments and potential for reinvestment into Yerbaé’s operations, R&D or market expansion. With greater cash flow and reserves, Safety Shot may also have the resources to fund innovation, marketing campaigns or further expansion of Yerbaé’s products both domestically and abroad, benefiting both companies in the long run.

93

●	Improved Competitive Positioning. The combination of businesses of Yerbaé and Safety Shot may offer opportunities for Yerbaé and Safety Shot to expand its product offerings and geographic reach, especially in regions or markets where the acquirer has a more substantial presence. The Transaction may also lead to cost efficiencies, shared resources, and consolidated supply chains, which could result in reduced operating costs and increased profitability.

●	Arm’s Length Negotiations. The terms of the Arrangement and the Arrangement Agreement are the result of a negotiation process that was undertaken at arm’s length between the Yerbaé Board, with the assistance of and advice from its financial and legal advisors, on the one hand, and Safety Shot and its advisors, on the other hand. The Yerbaé Board held meetings to consider and review the terms of the initial proposal put forward by Safety Shot to acquire Yerbaé leading up to the execution of the LOI dated July 5, 2024, as amended on December 10, 2024, and the results of subsequent negotiations with Safety Shot which resulted in the entry by the parties of the Arrangement Agreement.

●	Arrangement Agreement Terms. The terms and conditions of the Arrangement Agreement are, in the judgment of the Yerbaé Board, following consultations with its and Yerbaé’s legal advisors, reasonable and were the result of extensive arm’s length negotiations between Yerbaé and Safety Shot. In particular:

●	Conditions to Closing. Completion of the Arrangement is subject to a certain number of conditions which the Yerbaé Board believes are reasonable in the circumstances.

●	Ability to Change Recommendation. The Arrangement Agreement permits the Yerbaé Board to, in certain circumstances, change its recommendation that Yerbaé Shareholders vote for the Yerbaé Arrangement Resolution where, among other things, the Yerbaé Board has received an Acquisition Proposal (as defined in the Arrangement Agreement) is otherwise in compliance with its non-solicit obligations under the Arrangement Agreement and Yerbaé pays Safety Shot a termination fee of $1,750,000 plus up to $250,000 of Safety Shot’s transaction expenses (the “Termination Fee”), and has determined that the Yerbaé Acquisition Proposal constitutes a Superior Proposal (as defined in the Arrangement Agreement).

●	Expense Reimbursement Fee. If the Safety Shot Board, among other things, withdraws or changes its recommendation with respect to the Safety Shot Stockholder Approval, in which case Safety Shot will be obligated to pay to Yerbaé the Expense Reimbursement Fee; a fee equal to $500,000 plus up to $250,000 of transaction expenses.

●	Shareholder and Court Approvals Required.

●	The Arrangement will become effective only if it is approved by: (i) at least two-thirds (66 2/3%) of the votes cast by Yerbaé Shareholders present or represented by proxy and entitled to vote at the Yerbaé Meeting; and (ii) a simple majority (more than 50%) of the votes cast by Safety Shot Stockholders present or represented by proxy and entitled to vote at the Safety Shot Meeting.

●	Completion of the Arrangement is subject to the approval of the Court, after considering the procedural and substantive fairness of the Arrangement at a hearing at which Yerbaé Shareholders and others are entitled to be heard.

94

●	Continuing Interest in Safety Shot. Following the Arrangement, Yerbaé will no longer exist as a public company and the Yerbaé Shares will be delisted from the TSXV. However, Yerbaé Shareholders will have the opportunity to participate in the potential benefits of a continued investment in Yerbaé, including any future increase in value that might result from future growth and the potential achievement of Yerbaé’s long-term strategic plans, through their holding of Safety Shot Shares, which are listed on Nasdaq, following closing of the Arrangement.

●	Dissent Rights. Registered Yerbaé Shareholders who do not vote their Yerbaé Shares for the Arrangement are entitled to exercise right of dissent with respect to the Arrangement and receive “fair value” for their Yerbaé Shares as determined by the Court.

●	Other Stakeholders. The Yerbaé Board considered the impact of the Arrangement on all of Yerbaé’s stakeholders, including the Yerbaé Shareholders, the holders of the Convertible Debentures, employees, suppliers, vendors, customers and the communities in which Yerbaé operates. In the view of the Yerbaé Board, the terms of the Arrangement Agreement treat such stakeholders equitably and fairly.

In making its recommendation with respect to the Arrangement, the Yerbaé Board also considered a number of potential risks and potential negative factors, which the Yerbaé Board concluded were outweighed by the positive substantive and procedural factors described above, including, among others, the following:

●	Risks to the Business of Non-Completion. There are risks to Yerbaé if the Arrangement is not completed despite the parties’ efforts or completion of the Arrangement is unduly delayed, even if the Yerbaé Arrangement Resolution is not approved, including the potential for suits, actions or proceedings in respect of the Arrangement Agreement or the Arrangement, the potential resulting negative impact on Yerbaé’s business, vendor and customer relationships, the potential loss of value to the Yerbaé Shareholders and the possible reduction of the trading price of the Yerbaé Shares. Additionally, failure to complete the Arrangement could lead to missed opportunities in expanding product offerings and reaching new markets, ultimately impacting long-term sustainability and profitability. The Yerbaé Board determined that the Arrangement presented a strategic solution to these risks, aligning with Yerbaé’s growth objectives and enhancing its competitive position in the market.

●	Transaction Costs and Expenses. Yerbaé has incurred and will continue to incur significant transaction costs and expenses in connection with the Arrangement, regardless of whether the Arrangement is completed. These costs include, but are not limited to, fees for legal, financial, and advisory services, as well as due diligence, regulatory filings, and other professional services necessary for the Transaction. If the Arrangement does not proceed to completion, these expenses will be unrecoverable, representing a financial burden.

●	Diversion of Management’s Attention. There are risks that management’s attention and other resources will be diverted from the operation of Yerbaé’s business, including other strategic opportunities and operational matters, while working towards the completion of the Arrangement. The complexity of the Transaction also requires significant time and focus from Yerbaé’s management team potentially leading to delays in executing other key initiatives, such as new product launches, market expansion plans, or ongoing efficiency improvements. Balancing the demands of the Arrangement with the need to maintain operational effectiveness and capitalize on existing opportunities was a key consideration in the Yerbaé Board’s evaluation of the Arrangement.

95

●	Pendency of the Arrangement. The pendency of the Arrangement may have a negative impact on Yerbaé’s business, including its relationship with its employees, customers, suppliers and local communities in which Yerbaé operates.

●	Termination of the Arrangement Agreement. Safety Shot has the right to terminate the Arrangement Agreement in certain circumstances, including if holders of more than 10% of the Yerbaé Shares that are issued and outstanding as at the deadline for the exercise of dissent rights specified in the Plan of Arrangement exercise dissent rights.

●	Yerbaé Termination Fee. The Termination Fee is payable by Yerbaé to Safety Shot if the Arrangement is not completed and the Arrangement Agreement is terminated in certain circumstances.

●	Non-Solicitation Obligations. Yerbaé’s non-solicitation obligations under the Arrangement Agreement and the Termination Fee payable by Yerbaé to Safety Shot in certain circumstances under the Arrangement Agreement may discourage other parties from making a Superior Proposal. The Yerbaé Board was advised, and understood, that such restrictions would further limit the possibility that a Superior Proposal will emerge.

●	Restrictions on Operations. The Arrangement Agreement imposes various restrictions on the conduct of Yerbaé’s business during the period between the entering into of the Arrangement Agreement and the consummation of the Arrangement that could delay or prevent Yerbaé from undertaking business opportunities that may arise pending completion of the Arrangement. Specifically, the Arrangement Agreement requires that Yerbaé and the Yerbaé Subsidiaries operate only in the ordinary and normal course consistent with past practice, and prohibits any actions outside of this scope unless explicitly approved by the other party to the Arrangement Agreement. As a result, Yerbaé is limited in its ability to pursue new investments or explore acquisitions, partnerships, or other strategic initiatives that could potentially otherwise enhance its competitive position. This restriction could hinder Yerbaé’s agility in responding to market changes or capitalizing on time-sensitive opportunities. Furthermore, if significant business opportunities or operational needs arise during this period, any inability to act on them could result in a loss of potential value or competitive disadvantage, all while the Arrangement is still pending. The Yerbaé Board carefully weighed these limitations against the potential benefits of completing the Arrangement, understanding that while necessary for the Transaction, these restrictions could create operational challenges for Yerbaé in the interim.

●	Interests of Certain Persons. Certain of the directors and executive officers of Yerbaé may have interests in the Arrangement that are different from, or in addition to, those of the Yerbaé Shareholders, including the right to receive collateral benefits (as such term is defined under MI 61-101) that differ from, or are in addition to, the Consideration Shares to be received by the Yerbaé Shareholders under the Arrangement. For more information, see “Description of the Arrangement — Interests of Yerbaé’s Directors and Management in the Arrangement”.

●	Taxable Transaction. The Arrangement will generally be a taxable transaction and, as a result, the Yerbaé Shareholders who are residents of Canada for purposes of the Tax Act will generally be required to pay taxes on any taxable gains that result from their receipt of the Consideration Shares pursuant to the Arrangement.

96

The foregoing includes forward-looking information and readers are cautioned that actual results may vary. For more information, see “Information Concerning Forward-Looking Information” and “Risk Factors”.

The foregoing summary of the information and factors considered by the Yerbaé Board is not intended to be exhaustive of the factors considered by the Yerbaé Board in reaching its conclusions and making its recommendations, but includes a summary of the material information, factors and analysis considered by the Yerbaé Board in reaching such conclusions and making such recommendations. The Yerbaé Board’s recommendation is based upon the totality of the information presented to and considered by it. In light of the numerous factors considered in connection with its evaluation of the Arrangement, the Yerbaé Board did not find it practicable to, and did not attempt to, quantify or otherwise assign relative weight to the various factors that it considered in reaching its decision. In addition, individual members of the Yerbaé Board may have given different weights to different factors. The respective conclusions and unanimous recommendation of the Yerbaé Board were made after considering the information and factors involved.

Recommendation of the Safety Shot Board

The Safety Shot Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith are in the best interests of, and are advisable to, Safety Shot and the Safety Shot Stockholders. The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Share Issuance Proposal, FOR the Safety Shot Incentive Plan Proposal, FOR the Safety Shot Settlement Proposal, FOR the Safety Shot Nasdaq Change of Control Proposal, FOR the Safety Shot Reverse Stock Split Proposal, and FOR the Safety Shot Adjournment Proposal.

Reasons Considered by the Safety Shot Board; Recommendation of the Safety Shot Share Issuance Proposal by the Safety Shot Board

In reaching its decision to unanimously approve the Arrangement Agreement and the transactions contemplated thereby, including the issuance of Safety Shot Shares to Yerbaé Shareholders in connection with the Arrangement, the Safety Shot Board considered the following factors, all of which they viewed as supporting its decision to approve the Arrangement Agreement and the transactions contemplated thereby:

●	Strategic Factors. The Safety Shot Board evaluated the following key strategic factors supporting its approval of and entry into the Arrangement Agreement:

●	that the Arrangement may strengthen Safety Shot’s balance sheet, improve financial flexibility, provide significant growth funding and an accelerated path to cash flow breakeven and profitability;

●	that the Arrangement may expand Safety Shot’s revenue base across a broader portfolio of wellness and functional beverages facilitating greater resiliency to market dynamics;

●	that the Arrangement may provide the opportunity to enhance its product offerings to Safety Shot’s current customers and create opportunities for cross-promotion and bundling strategies;

●	that the Arrangement may allow for greater and more consistent nationwide category and brand awareness;

97

●	that the Safety Shot Board believes that the Arrangement would be accretive to the current trading price of the Safety Shot Shares;

●	that the Arrangement may diversify the Safety Shot stockholder base and enhance trading liquidity;

●	that the Arrangement would be more favorable compared to the alternative transactions and business opportunities that may have been available to Safety Shot given market conditions;

●	that the Arrangement is expected to result in distribution synergies, including access to established retail partnerships and high-volume markets where demand for functional and energy beverages is growing rapidly, optimization of distribution costs to improve margins and reduced time-to-market for Safety Shot’s product lines;

●	that the Arrangement is expected to improve the supply chain, including by delivering scalability to meet demand through improved logistics and infrastructure, potential shared warehousing, transportation, and fulfillment resources and the leveraging of efficiencies and scale through shared supply chain support;

●	that the Arrangement is expected to result in cost savings and efficiencies, including the streamlining of professional services and the elimination of redundant overhead and shared processes and infrastructure to drive efficiency;

●	that the Arrangement could spark product innovation based on shared expertise from brand and product innovation and improved market responsiveness to evolving consumer trends;

●	that the Arrangement will allow the Combined Company to cross-leverage Yerbaé’s strong customer relationships which could enable Safety Shot to tap into existing retail programs and promotional initiatives; and

●	that the Arrangement will allow Safety Shot to access Yerbaé’s proven expertise in launching and scaling products, which can be applied to Safety Shot’s product lines.

Other Factors Considered by the Safety Shot Board. In addition to considering the strategic factors described above, the Safety Shot Board considered the following additional factors, all of which it viewed as supporting its decision to approve the Arrangement:

●	its knowledge of Safety Shot’s business, operations, financial condition, earnings and prospects on a standalone basis and of Yerbaé’s business, operations, financial condition, earnings and prospects, taking into account the results of Safety Shot’s due diligence review of Yerbaé;

●	the Newbridge Fairness Opinion, dated January 7, 2025, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in such written opinion, the Consideration was fair, from a financial point of view, to Safety Shot;

98

●	the terms and conditions of the Arrangement Agreement, including the completion of the Arrangement, are subject to a limited number of customary conditions the Safety Shot Board consider to be reasonable in the circumstances and the Arrangement is not subject to antitrust or foreign investment approval conditions;

●	the terms and conditions of the Arrangement Agreement are the result of a rigorous arm’s length negotiation process; and

●	the reasonableness of the potential termination amount of $1,750,000, which could become payable by Yerbaé if the Arrangement Agreement is terminated in certain circumstances.

The Safety Shot Board weighed the advantages and opportunities listed above against a number of other factors identified in its deliberations as weighing negatively against the Arrangement, including:

●	the risk that the transaction and integration costs may be greater than anticipated;

●	the cost of the transaction, including dilution to Safety Shot Stockholders, as compared to other alternative transactions and business opportunities that may have been available to Safety Shot (including a financing);

●	the cost, including the time spent by Safety Shot’s management, associated with a decision to pursue a strategic transaction, as well as the potential ongoing liabilities of Yerbaé;

●	the impact that the announced transaction could have on Safety Shot’s stock price and on Safety Shot’s ability to raise additional capital or engage in certain business development discussions during the pre-closing period;

●	the risk that the transaction might not be consummated in a timely manner or at all and its likely detrimental effect on Safety Shot’s cash position and stock price;

●	the risk that strategic benefits, operating synergies, cashflow projections and other anticipated benefits might not be realized or may take longer than expected to achieve;

●	the fact that either party has the ability to terminate the Arrangement Agreement under certain circumstances in connection with a superior proposal;

●	the restrictions imposed pursuant to the Arrangement Agreement on the conduct of Safety Shot’s business and operations during the period between the execution of the Arrangement Agreement and the consummation of the Arrangement or the termination of the Arrangement Agreement;

●	the possibility of disruptive stockholder litigation following announcement of the Arrangement; and

●	various other risks associated with Yerbaé and the Arrangement, including the risks described in “Risk Factors”, and the matters described under “Information Concerning Forward-Looking Statements”.

99

After considering these factors and through discussions with Safety Shot’s management and outside legal and financial advisors, the Safety Shot Board concluded that the potential benefits of entering into the Arrangement Agreement outweighed the uncertainties and risks. In view of the factors considered in connection with its evaluation of the Arrangement and the complexity of these matters, the Safety Shot Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Arrangement and the Arrangement Agreement and to make its recommendation to Safety Shot Stockholders. In addition, individual members of the Safety Shot Board may have given differing weights to different factors and applied his or her own personal business judgment to the process. The Safety Shot Board unanimously determined that the Arrangement, the negotiation of and entry into the Arrangement Agreement and the other transactions and matters contemplated in the Arrangement Agreement or in connection therewith, including the issuance of Safety Shot Shares to Yerbaé Shareholders in connection with the Arrangement, were in the best interests of, and were advisable to, Safety Shot and the Safety Shot Stockholders and approved the Arrangement Agreement and the transactions contemplated by the Arrangement Agreement.

The Safety Shot Board unanimously recommends that Safety Shot Stockholders vote FOR the Safety Shot Share Issuance Proposal, FOR the Safety Shot Incentive Plan Proposal, FOR the Safety Shot Settlement Proposal, FOR the Safety Shot Nasdaq Change of Control Proposal, FOR the Safety Shot Reverse Stock Split Proposal, and FOR the Safety Shot Adjournment Proposal.

Description of the Arrangement

The following description of the Arrangement is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is attached as Appendix “B” to this Joint Proxy Statement/Circular.

The Arrangement will be implemented pursuant to a Court-approved plan of arrangement under Division 5 of Part 9 of the BCBCA. The purpose of the Arrangement is to facilitate a series of transactions which will occur in a specific sequence and as a consequence of which Safety Shot will acquire all of the issued and outstanding Yerbaé Shares.

Pursuant to the Plan of Arrangement, commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially in the following order without any further authorization, act or formality, in each case, following the immediately preceding transaction or event:

1.	each Dissent Share held by a Dissenting Shareholder shall be, and shall be deemed to be, transferred by the holder thereof, without any further act or formality, to Safety Shot in consideration for the right to receive the consideration in the amount and payable in accordance with Article 4 of the Plan of Arrangement, and upon such transfer:

a.	such Dissenting Shareholder will cease to be the holder of such Dissent Shares or to have any rights as a holder in respect of such Dissent Share, other than the right to be paid the fair value of such Dissent Shares determined and payable in accordance with Article 4 of the Plan of Arrangement;

b.	the former holders of such Dissent Shares shall be removed from the Yerbaé’s central securities register for the Yerbaé Shares in respect of such Dissent Shares; and

c.	Safety Shot will be deemed to be the transferee of such Dissent Shares;

2.	subject to receiving no fractional shares, each Yerbaé Share (other than: (i) any Dissent Share in respect of which a registered Yerbaé Shareholder validly exercised his, her or its Dissent Right; and (ii) any Yerbaé Share held by Yerbaé) outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, transferred by the holder thereof to Safety Shot in exchange for the issuance by Safety Shot to such holder of the Consideration Shares, and upon such exchange:

a.	the former holder of such exchanged Yerbaé Shares shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the Consideration Shares issuable in respect of such Yerbaé Shares pursuant to terms of the Plan of Arrangement;

100

b.	the former holders of such exchanged Yerbaé Shares shall be removed from the Yerbaé’s central securities register for the Yerbaé Shares;

c.	the former holders of such exchanged Yerbaé Shares shall be entered in the Safety Shot’s central securities register for the Safety Shot Shares in respect of the Safety Shot Shares issued to such holders pursuant to the terms of the Plan of Arrangement; and

d.	Safety Shot will be, and will be deemed to be, the legal and beneficial owner of such transferred Yerbaé Shares and will be entered in the central securities register of Yerbaé as the sole holder thereof;

3.	concurrently with the exchange of Yerbaé Shares as described above, there shall be added to the capital of the Safety Shot Shares, in respect of the Safety Shot Shares issued pursuant to terms of the Plan of Arrangement, an amount equal to the product obtained when: (i) the paid-up capital of the Yerbaé Shares immediately prior to the Effective Time, is multiplied by; (ii) a fraction, (A) the numerator of which is the number of Yerbaé Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Yerbaé Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;

4.	each Replaced Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall be, and shall be deemed to be, exchanged for a Replacement Option entitling the holder to purchase that number of Safety Shot Shares equal to the product obtained when the number of Yerbaé Shares subject to such Replaced Option immediately prior to the Effective Time is multiplied by the Exchange Ratio, which Replacement Option shall: (A) be governed by the incentive plan of Safety Shot in place at the Effective Time; (B) be fully vested; (C) have an exercise price for each Shot Share that may be purchased under such Replacement Option (the “Replacement Option Exercise Price”) equal to the quotient obtained when the exercise price per Yerbaé Share under the Replaced Option is divided by the Exchange Ratio (provided that no fractional Safety Shot Shares will be issued upon any particular exercise or settlement of Replacement Options, and the aggregate number of Safety Shot Shares to be issued upon exercise by a holder of one or more Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such increase is effectuated)); and (D) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Replaced Option immediately prior to the Effective Time;

101

5.	immediately before the Effective Time, each Yerbaé PSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé PSU will, without any further action by or on behalf of the holder of such Yerbaé PSU, be deemed to be settled and the holders of such Yerbaé PSUs will be issued a number of Yerbaé Shares equal to the number of Yerbaé PSUs outstanding immediately prior to the Effective Time; and

6.	immediately before the Effective Time, each Yerbaé RSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé RSU will, without any further action by or on behalf of the holder of such Yerbaé RSU, be deemed to be settled and the holder thereof of such Yerbaé RSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé RSUs outstanding immediately prior to the Effective Time.

For more information on the Dissent Rights of Yerbaé Shareholders, see “Dissent Rights of Yerbaé Shareholders”.

Payment of Arrangement Consideration

Following receipt of the Final Order and prior to the Effective Time, Safety Shot shall deliver or cause to be delivered to the Depositary such number of Safety Shot Shares as is required to satisfy the aggregate Consideration payable to the Yerbaé Shareholders in accordance with the Plan of Arrangement, which Safety Shot Shares shall be held by the Depositary as agent and nominee for such former Yerbaé Shareholders for distribution to such former Yerbaé Shareholders in accordance with Article 5 of the Plan of Arrangement.

Amendments to the Plan of Arrangement

Safety Shot and Yerbaé reserve the right to amend, modify and/or supplement the Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that any such amendment, modification or supplement must be: (i) set out in writing; (ii) approved by Yerbaé and Safety Shot; (iii) filed with the Court and, if made following the Yerbaé Meeting, approved by the Court; and (iv) communicated to or approved by the Yerbaé Shareholders if and as required by the Court.

The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the Arrangement Agreement.

Procedure for the Plan of Arrangement to Become Effective

The Arrangement will be implemented by way of a Court-approved plan of arrangement under section 288 of the BCBCA pursuant to the terms of the Arrangement Agreement. The following procedural steps must be taken in order for the Arrangement to become effective:

●	the Court must grant the Interim Order;

●	the approval by the Yerbaé Shareholders of the Yerbaé Arrangement Resolution must be obtained;

102

●	the approval by Safety Shot Stockholders of the Shot Share Issuance Proposal and the Safety Shot Incentive Plan Proposal must be obtained;

●	the Court must grant the Final Order approving the Arrangement; and

●	every requirement of the BCBCA relating to the Arrangement must be complied with.

In addition, the Arrangement will only become effective if all other conditions precedent to the Arrangement set out in the Arrangement Agreement have been satisfied or waived by the appropriate party. For a description of the other conditions precedent to the completion of the Arrangement, see “The Arrangement Agreement and Related Agreements – Conditions to Completion of the Arrangement”.

Interests of Yerbaé’s Directors and Management in the Arrangement

In considering the recommendation of the Yerbaé Board with respect to the Arrangement, Yerbaé Shareholders should be aware that certain directors and executive officers of Yerbaé may have interests in connection with the Arrangement or may receive benefits in connection therewith that differ from, or are in addition to, the interests of Yerbaé Shareholders generally, including that certain executive officers of Yerbaé will become members of the management of Safety Shot after completion of the Arrangement, which may present them with actual or potential conflicts of interest in connection with the Arrangement. The Yerbaé Board are aware of these interests and considered them along with other matters described herein.

Other than the interests and benefits described below and elsewhere in this Joint Proxy Statement/Circular, none of the directors or executive officers of Yerbaé or, to the knowledge of the directors and executive officers of Yerbaé, any of their respective associates or affiliates, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon in connection with the Arrangement or that would materially affect the Arrangement.

Intentions of Directors and Executive Officers

As of the date of this Joint Proxy Statement/Circular, the officers and directors of Yerbaé beneficially own, directly or indirectly, or exercise control or direction over, in the aggregate, 21,910,916 Yerbaé Shares, representing approximately, on a non-diluted basis, 32.63% of the issued and outstanding Yerbaé Shares.

All of the Yerbaé Shares held by the officers and directors of Yerbaé will be treated in the same fashion under the Arrangement as Yerbaé Shares held by all other Yerbaé Shareholders. All of the Yerbaé Options, Yerbaé RSUs and Yerbaé PSUs (if any) held by the officers and directors of Yerbaé will be treated in the same fashion under the Arrangement as such awards held by all other employees of Yerbaé. For greater detail on the treatment of such equity awards, see “Description of the Plan of Arrangement”.

As of the date of this Joint Proxy Statement/Circular, there were 6,278,634 Yerbaé Options granted and outstanding under the Incentive Plan, 461,956 of which are held by non-employee directors. If the Arrangement is consummated, each Yerbaé Option, whether vested or unvested, outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Safety Shot in consideration for the issuance by Safety Shot of an equal number of Replacement Options.

As of the date of this Joint Proxy Statement/Circular, there were nil Yerbaé PSUs held by non-employee directors of Yerbaé. If the Arrangement is consummated, each Yerbaé PSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé PSU will, without any further action by or on behalf of the holder of such Yerbaé PSU, be deemed to be settled and the holder thereof of such Yerbaé PSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé PSUs outstanding immediately prior to the Effective Time.

103

As of the date of this Joint Proxy Statement/Circular, there were 975,000 Yerbaé RSUs held by non-employee directors of Yerbaé. If the Arrangement is consummated, each Yerbaé RSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé RSU will, without any further action by or on behalf of the holder of such Yerbaé RSU, be deemed to be settled and the holder thereof of such Yerbaé RSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé PSUs outstanding immediately prior to the Effective Time.

Consideration to be Received by Directors and Officers

The following table sets out the names and positions of the directors and executive officers of Yerbaé as of May 5, 2025 and anyone who has been a director or executive officer since the beginning of Yerbaé’s last financial year, the number of Yerbaé Shares, Yerbaé Options, Yerbaé PSUs and Yerbaé RSUs owned or over which control or direction was exercised by each such individual and, where known after reasonable inquiry, by their respective associates or affiliates and the consideration to be received for such Yerbaé Shares, Yerbaé Options, Yerbaé PSUs and Yerbaé RSUs pursuant to the Arrangement.

Name	Position/ Title	Total Number of Yerbaé Shares		Total Number of Yerbaé Options	Estimated amount of Consideration Shares to be received in respect of Yerbaé Shares(1)	Total Number of Yerbaé PSUs	Total Number of Yerbaé RSUs
Todd Gibson	CEO and Director	10,440,968	(2)	1,619,565	3,046,674	-
Karrie Gibson	Interim CFO, COO and Director	10,136,621	(3)	1,542,391	2,957,866	-
Seth Smith	Vice President Sales	517,857		1,115,385	78,258		-
Renata Kubicek	Corporate Secretary	-		-	-	-	-
Nick Cranny	Former interim CFO	54,347		-	15,858	-	-
Rose Zanic	Director	315,361		-	186,857	-	325,000
Andrew Dratt	Director	375,109		-	204,291	-	325,000
Carl Sweat	Former Director	162,983		-	47,558	-	-
Maruf Raza(3)	Director	125,000		-	131,310	-	325,000
TOTAL		22,128,246		4,277,341	6,537,362		975,000

(1)	Based on an assumed aggregate of 20,000,000 Safety Shot Shares being issued in exchange for all of the issued and outstanding Yerbaé Shares immediately prior to closing of the Transaction.

(2)	Consists of: (a) 1,953,572 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Todd L. Gibson Trust Dated April 22, 2016, and (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Todd L. Gibson Trust Dated April 22, 2016.

(3)	Consists of: (a) 1,649,225 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Karrie L. Gibson Trust Dated April 22, 2016, and (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Karrie L. Gibson Trust Dated April 22, 2016.

(4)	In addition to the securities of Yerbaé noted above, Mr. Raza holds 35,700 Yerbaé Warrants exercisable at a price of $1.70 per Yerbaé Share until April 30, 2025 and 50 Convertible Debentures that mature on April 30, 2025 and are convertible into Yerbaé Shares at a conversion price of $1.40 per Yerbaé Share. Yerbaé has obtained consent from more than two-thirds of the beneficial holders of outstanding Convertible Debenture to extend the maturity date by 90 days. As of the date of this Joint Proxy Statement/Circular, the Convertible Debentures are in technical default because the extension of the maturity date has not yet been formalized according to the terms of the convertible debenture indenture governing the Convertible Debentures.

104

Exchange Procedure

Following receipt of the Final Order and prior to the Effective Time, Safety Shot will cause a treasury direction to be delivered to its transfer agent (with a copy to the Depositary) irrevocably directing and causing such transfer agent to issue and deposit in escrow with the Depositary prior to the Effective Time, such number of Safety Shot Shares as is required to satisfy the issuance of the number of Consideration Shares payable to the Yerbaé Shareholders as provided for in the Plan of Arrangement and Arrangement Agreement.

Upon return to the Depositary of a properly completed letter of transmittal by a former Registered Yerbaé Shareholder, together with any certificate or direct registration statement (a “DRS Advice”) that, immediately before the Effective Time, represented outstanding Yerbaé Shares that were transferred pursuant to the Plan of Arrangement, together with any additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate or DRS Advice will be entitled to receive in exchange therefor, and the Depositary will deliver to such holder, certificates or DRS Advice representing Safety Shot Shares that such holder is entitled to receive under the Plan of Arrangement.

After the Effective Time and until surrendered for cancellation as contemplated by the Plan of Arrangement, each certificate or DRS Advice, if any, that immediately prior to the Effective Time represented one or more Yerbaé Shares will be deemed at all times to represent only the right to receive in exchange therefor, Safety Shot Shares that the holder of such certificate is entitled to receive in accordance with the Plan of Arrangement and the Arrangement Agreement.

No Fractional Shares

In no event will any Yerbaé Shareholder be entitled to a fractional Shot Share. Where the aggregate number of Safety Shot Shares to be issued to a Yerbaé Shareholder as consideration under the Arrangement would result in a fraction of a Safety Shot Share being issuable, the number of Safety Shot Shares to be received by such Yerbaé Shareholder will be rounded to the nearest whole Safety Shot Share.

Loss of Certificates

In the event any certificate that immediately prior to the Effective Time represented one or more outstanding Yerbaé Shares that were transferred pursuant to the Plan of Arrangement will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration deliverable in accordance with such holder’s duly completed and executed letter of transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom such Consideration is to be delivered will as a condition precedent to the delivery of such Consideration, give a bond satisfactory to Safety Shot and the Depositary (acting reasonably) in such sum as Safety Shot may direct, or otherwise indemnify Safety Shot and Yerbaé in a manner satisfactory to Safety Shot and Yerbaé, acting reasonably, against any claim that may be made against Safety Shot and Yerbaé with respect to the certificate alleged to have been lost, stolen or destroyed.

105

Extinction of Rights

Any certificate or book-entry advice statements which immediately prior to the Effective Time represented one or more outstanding Yerbaé Shares that were acquired by Safety Shot pursuant to the Plan of Arrangement which is not deposited with the Depositary in accordance with the provisions of the Plan of Arrangement on or before the sixth (6th) anniversary of the Effective Date shall, on the sixth (6th) anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a securityholder or otherwise and whether against Yerbaé, Safety Shot, the Depositary or any other person. On such date, the consideration such former holder of Yerbaé Shares would otherwise have been entitled to receive pursuant to the Plan of Arrangement, together with any distributions or dividends such holder would otherwise have been entitled to receive pursuant to the Plan of Arrangement, shall be deemed to have been surrendered for no consideration to Safety Shot. Neither Yerbaé nor Safety Shot will be liable to any person in respect of any cash or securities (including any cash or securities previously held by the Depositary in trust for any such former holder) which is forfeited to Safety Shot or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

Withholding Rights

Safety Shot, Yerbaé and the Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any person, including the Yerbaé Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amounts otherwise payable to any former Yerbaé Shareholders, such taxes or other amounts as Safety Shot, Yerbaé or the Depositary are required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, or any other provisions of any laws. To the extent that taxes or other amounts are so deducted or withheld, such deducted or withheld taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld taxes or other amounts are actually remitted to the appropriate taxing authority. Each of Safety Shot, Yerbaé and the Depositary, as applicable, is hereby authorized to sell or otherwise dispose of, on behalf of such person, such portion of any share or other security deliverable to such person as is necessary to provide sufficient funds to Safety Shot, Yerbaé or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Safety Shot, Yerbaé or the Depositary shall notify such person thereof and remit the applicable portion of the net proceeds of such sale to the appropriate taxing authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such person.

Stock Exchange Listing

The Yerbaé Shares are currently quoted on the TSXV under the symbol “YERB.U” and the OTCQX Market under the symbol “YERBF”. If the Arrangement is completed, Safety Shot intends to have the Yerbaé Shares delisted from the TSXV and the OTCQX Market.

Dissent Rights of Yerbaé Shareholders

If you are a Registered Yerbaé Shareholder, you are entitled to dissent from the Yerbaé Arrangement Resolution in the manner provided by Division 2 of Part 8 of the BCBCA, as modified by the Interim Order and the Plan of Arrangement (the “Dissent Rights”).

The following description sets forth a summary of the Dissent Rights with respect to the Yerbaé Arrangement Resolution. The summary provided herein of the Dissent Rights of a Yerbaé Shareholder is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the “fair value” of his, her or its, as the case may be, Yerbaé, and is qualified in its entirety by the reference to the full text of Division 2 of Part 8 of the BCBCA which is attached as Appendix “H” to this Joint Proxy Statement/Circular.

106

The following is only a summary of the Dissent Rights and the provisions of the BCBCA relating to the dissent and appraisal rights in respect of the Yerbaé Arrangement Resolution of a Registered Yerbaé Shareholder. The statutory provisions dealing with the right of dissent are technical and complex. Any Registered Yerbaé Shareholders considering exercising their Dissent Rights should seek independent legal advice, as failure to comply strictly with the provisions of Division 2 of Part 8 of the BCBCA may result in the loss of all Dissent Rights.

Division 2 of Part 8 of the BCBCA provides Registered Yerbaé Shareholders of a corporation with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes. Any Registered Yerbaé Shareholder who validly dissents from the Yerbaé Arrangement Resolution in compliance with Division 2 of Part 8 of the BCBCA will be entitled, in the event the Arrangement becomes effective, to be paid by Yerbaé the fair value of the Yerbaé Shares held by such Dissenting Shareholder determined as of the close of business on the day before the Yerbaé Arrangement Resolution is approved by the Yerbaé Shareholders.

In many cases, Yerbaé Shares beneficially owned by a non-registered Yerbaé Shareholder are registered either: (a) in the name of an intermediary that the non-registered Yerbaé Shareholder deals with in respect of the Yerbaé Shares; or (b) in the name of a depositary (such as Cede and Co. and CDS & Co.) of which the intermediary is a participant. Accordingly, a non-registered Yerbaé Shareholder will not be entitled to exercise its Dissent Rights directly (unless the Yerbaé Shares are re-registered in the non-registered Yerbaé Shareholder’s name). A non-registered Yerbaé Shareholder that wishes to exercise the Dissent Rights should immediately contact the intermediary with whom the non-registered Yerbaé Shareholder deals in respect of its Yerbaé Shares and either: (i) instruct the intermediary to exercise the Dissent Rights on the non-registered Yerbaé Shareholder’s behalf (which, if the Yerbaé Shares are registered in the name of CDS & Co. or other clearing agency, may require that such Yerbaé Shares first be re-registered in the name of the intermediary); or (ii) instruct the Intermediary to re-register such Yerbaé Shares in the name of the non-registered Yerbaé Shareholder, in which case the non-registered Yerbaé Shareholder would be able to exercise the Dissent Rights directly. In addition, pursuant to Section 238 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, a Dissenting Shareholder may not exercise Dissent Rights in respect of only a portion of such Dissenting Shareholder’s Yerbaé Shares but may dissent only with respect to all Yerbaé Shares held by such Dissenting Shareholder.

The Dissent Rights procedures require that a Registered Yerbaé Shareholder who wishes to dissent with respect to all Yerbaé Shares held must send a Notice of Dissent to Yerbaé c/o, Todd Gibson, Chief Executive Officer, at 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 85255, United States with a copy to Cozen O’Connor LLP, Bentall 5, 550 Burrard Street, Suite 2501 – Vancouver, British Columbia, V6C 2B5, Attention: Virgil Hlus by email at VHlus@cozen.com, not later than 5:00 p.m. (Vancouver time) on the date that is two business days immediately prior to the Yerbaé Meeting. If you do not strictly comply with this requirement, you could lose your right to dissent.to be received by no later 5:00 p.m. (Vancouver time) on ♦, 2025 or, in the case of any adjourned or postponed Yerbaé Meeting, by no later than 5:00 p.m. (Vancouver time) on the business day that is two business days prior to the date of the adjourned or postponed Yerbaé Meeting, and must otherwise strictly comply with the Dissent Rights procedures described in this Joint Proxy Statement/Circular.

A Registered Yerbaé Shareholder who wishes to dissent must deliver a written Notice of Dissent to Yerbaé as set forth above and such Notice of Dissent must strictly comply with the requirements of Section 242 of the BCBCA. Non-registered Yerbaé Shareholders who wish to exercise Dissent Rights must cause each Yerbaé Shareholder holding their Yerbaé Shares to deliver the Notice of Dissent, or, alternatively, make arrangements to become a Registered Yerbaé Shareholder.

107

If the Yerbaé Arrangement Resolution is approved by the Yerbaé Shareholders, and Yerbaé notifies a registered holder of Yerbaé Shares in respect of which such holder has given a Notice of Dissent (collectively, the “Notice Shares”) of Yerbaé’s intention to act upon the authority of the Yerbaé Arrangement Resolution pursuant to Section 243 of the BCBCA in order to exercise Dissent Rights, such Registered Yerbaé Shareholder must, within one month after Yerbaé gives such notice, send to Yerbaé or its transfer agent, a written notice that such holder requires the purchase of all of the Notice Shares in respect of which such holder has given Notice of Dissent. Such written notice must be accompanied by the certificate or certificates representing those Notice Shares (including a written statement prepared in accordance with Sections 244(1)(c) and 244(2) of the BCBCA if the dissent is being exercised by the Registered Yerbaé Shareholder on behalf of a non-registered Yerbaé Shareholder), whereupon, subject to the provisions of the BCBCA relating to the termination of the Dissent Rights, the Registered Yerbaé Shareholder becomes a Dissenting Shareholder, and is deemed to have sold to Yerbaé and Yerbaé is deemed to have purchased, the Notice Shares. Such Dissenting Shareholder may not vote, or exercise or assert any rights of a Yerbaé Shareholder in respect of such Notice Shares, other than the rights set forth in Sections 237 to 247 of the BCBCA.

If a Registered Yerbaé Shareholder fails to comply with Section 244(1) of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, unless the Court orders otherwise, the right of the Registered Yerbaé Shareholder to dissent terminates and ceases to apply to such Registered Yerbaé Shareholder.

Each Registered Yerbaé Shareholder as at the Record Date who duly exercises its Dissent Rights and who:

(a)	is ultimately entitled to be paid fair value by Yerbaé for the Yerbaé Shares in respect of which they have exercised Continuance Dissent Rights: (i) will be deemed not to have participated in the transactions set forth in the Plan of Arrangement (except as set forth in the Plan of Arrangement);(ii) will be entitled to be paid the fair value of such Yerbaé Shares by Yerbaé, which fair value, notwithstanding anything to the contrary contained in Section 245 of the BCBCA, will be determined as of the close of business on the Business Day immediately preceding the date on which the Arrangement Resolution is adopted; and (iii) will be deemed to have transferred and assigned their Yerbaé Shares (free and clear of all Liens) to Yerbaé in consideration for such fair value; or

(b)	is ultimately not entitled, for any reason, to be paid fair value for the Yerbaé Shares in respect of which they have exercised the Dissent Rights, will be deemed to have participated in the Arrangement on the same basis as a Yerbaé Shareholder who has not exercised Dissent Rights and shall be entitled to receive only the Consideration Shares contemplated by the Plan of Arrangement that such Yerbaé Shareholder would have received pursuant to the Arrangement if such Yerbaé Shareholder had not exercised its Dissent Rights.

In no case will Safety Shot, Yerbaé or any other Person be required to recognize any Dissenting Shareholder as a holder of Yerbaé Shares in respect of which the Dissent Rights have been validly exercised after the completion of the transfer of the Yerbaé Shares held by the Dissenting Shareholder to Yerbaé under the Plan of Arrangement, and each Dissenting Shareholder will cease to be entitled to the rights of a Yerbaé Shareholder in respect of the Yerbaé Shares in respect of which they have exercised the Dissent Rights. The name of such Dissenting Shareholder will be removed from the register of Yerbaé Shareholders as to those Yerbaé Shares in respect of which Dissent Rights have been validly exercised at the same time as the transfer of the Yerbaé Shares held by the Dissenting Shareholder to Yerbaé under the Plan of Arrangement occurs. In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following persons are entitled to exercise Dissent Rights: (i) any holder of incentive securities of Yerbaé granted under the Incentive Plan (as defined in the Arrangement Agreement)(but only in respect of those incentive securities of Yerbaé granted under the Incentive Plan); (ii) any Yerbaé Shareholder who votes or has instructed a proxyholder to vote any of such Yerbaé Shareholder’s Yerbaé Shares in favour of the Yerbaé Arrangement Resolution; or (iii) any non-registered Yerbaé Shareholder.

108

If a Registered Yerbaé Shareholder as at the Record Date is ultimately entitled to be paid by Yerbaé for their Yerbaé Shares, such Dissenting Shareholder may enter into an agreement with Yerbaé for the fair value of such Dissenting Shareholder’s Yerbaé Shares. If such Dissenting Shareholder does not reach an agreement with Yerbaé, such Dissenting Shareholder, or Yerbaé, may apply to the Court, and the Court may: (a) determine the payout value of the Dissenting Shareholder’s Yerbaé Shares or order that the payout value of the Dissenting Shareholder’s Yerbaé Shares be established by arbitration or by reference to the registrar, or a referee or a court; and (b) make consequential orders and give directions as the Court considers appropriate. There is no obligation on Yerbaé to make an application to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the Yerbaé Shares had as of the close of business on the business day immediately preceding the date on which the Yerbaé Arrangement Resolution is adopted. After a determination of the fair value of the Dissenting Shareholder’s Yerbaé Shares, Yerbaé must then promptly pay that amount to the Dissenting Shareholder. If a Yerbaé Shareholder dissents there can be no assurance that the amount such Yerbaé Shareholder receives as fair value for its Yerbaé Shares will be more than or equal to the Consideration under the Arrangement.

Dissent Rights with respect to Notice Shares will terminate and cease to apply to the Dissenting Shareholder if, before full payment is made for the Notice Shares, (a) the Arrangement is abandoned or by its terms will not proceed, (b) the Yerbaé Arrangement Resolution is not passed by the requisite number of votes by Yerbaé Shareholders, (c) the Yerbaé Arrangement Resolution is revoked before the Effective Time, (d) a court permanently enjoins or sets aside the Arrangement, (e) the Dissenting Shareholder consents to, or votes in favour of, the Yerbaé Arrangement Resolution, or (f) the Dissenting Shareholder withdraws the Notice of Dissent with Yerbaé’s written consent, or (g) the Court determines that the Dissenting Shareholder is not entitled to dissent. If any of these events occur, Yerbaé must return the share certificate(s) or DRS Advice representing the Yerbaé Shares to the Dissenting Shareholder, the Dissenting Shareholder regains the ability to vote and exercise its rights as a Yerbaé Shareholder and the Dissenting Shareholder must return any money that Yerbaé paid to the Dissenting Shareholder in respect of the Dissenting Shareholder’s Yerbaé Shares.

The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Yerbaé Shareholder who intends to exercise their Dissent Rights must strictly adhere to the procedures established in Sections 237 to 247 of the BCBCA and failure to do so may result in the loss of all Dissent Rights.

If a Registered Yerbaé Shareholder chooses to exercise their Dissent Rights there can be no assurance that the amount such Registered Yerbaé Shareholder receives as fair value for its Yerbaé Shares will be more than or equal to the Consideration under the Arrangement.

Each Yerbaé Shareholder wishing to avail himself, herself or itself of their Dissent Rights should carefully consider and comply with the Interim Order and the provisions of Sections 237 to 247 of the BCBCA, which are attached to this Joint Proxy Statement/Circular as Appendix “D” and “H”, respectively, and seek his, her or its own legal advice.

Fairness Opinion of Evans & Evans, Inc.

In determining that the Arrangement is in the best interests of Yerbaé and fair to the Yerbaé Shareholders, the Yerbaé Board considered, among other things, the Evans & Evans Fairness Opinion.

109

The full text of the Evans & Evans Fairness Opinion is attached to this Joint Proxy Statement/Circular as Appendix “F-1” and is incorporated into this Joint Proxy Statement/Circular by reference. The description of the Evans & Evans Fairness Opinion set forth in this Joint Proxy Statement/Circular is qualified in its entirety by reference to the full text of such opinion. Yerbaé Shareholders are encouraged to read the Evans & Evans Fairness Opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Evans & Evans in connection with the Evans & Evans Fairness Opinion. The Evans & Evans Fairness Opinion was addressed to the Yerbaé Board, was only one of many factors considered by the Yerbaé Board in its evaluation of the transactions contemplated by the Arrangement Agreement and only addresses the fairness, from a financial point of view and as of December 30, 2024, of the Consideration to the Yerbaé Shareholders. The Evans & Evans Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Yerbaé, nor does it address the underlying business decision of Yerbaé to proceed with the transactions contemplated by the Arrangement Agreement. The Evans & Evans Fairness Opinion was directed to and for the information of the Yerbaé Board only (in its capacity as such) in connection with its evaluation of the transactions contemplated by the Arrangement Agreement and does not constitute advice or a recommendation to the Yerbaé Board, any Yerbaé Shareholder or any other person as to how the Yerbaé Board, such Yerbaé Shareholder or such other person should vote with respect to the transactions contemplated by the Arrangement Agreement or otherwise act on any other matter with respect to the Arrangement Agreement. The Evans & Evans Fairness Opinion is being included in this Joint Proxy Statement/Circular by Yerbaé as part of the disclosure to Yerbaé Shareholders as it was one of the factors considered by the Yerbaé Board in its evaluation of the Arrangement and is not being included by Yerbaé for the benefit of Yerbaé Shareholders. The Evans & Evans Fairness Opinion was necessarily based on securities, economic, market and monetary conditions prevailing on, and the information made available to Evans & Evans, as of December 30, 2024, the date of its opinion. Subsequent developments may affect the conclusions expressed in the Evans & Evans Fairness Opinion if such opinion were rendered as of a later date. Evans & Evans assumes no responsibility for updating, revising or reaffirming its opinion or otherwise commenting upon any events occurring after the date of the Evans & Evans Fairness Opinion.

The Evans & Evans Fairness Opinion was relied upon by the Yerbaé Board for the purpose of considering the Arrangement and making recommendations to Yerbaé Shareholders, and may not be used or relied upon by any other Person for any other purpose without Evans & Evans’s express prior written consent.

Background

In connection with and pursuant to the terms of the Arrangement Agreement, Yerbaé engaged Evans & Evans, as an independent corporate financial advisor to Yerbaé, to provide a written opinion to the Yerbaé Board considering whether, as of the date of such opinion and subject to the assumptions, limitations and qualifications set out therein, the Consideration to be received by Yerbaé Shareholders pursuant to the Arrangement is fair, from a financial point of view, to such Yerbaé Shareholders.

The Yerbaé Board determined that Evans & Evans was a qualified and independent financial advisor for the purposes of delivering the fairness opinion. As a result, the Yerbaé Board retained Evans & Evans to provide the Evans & Evans Fairness Opinion. Evans & Evans was not requested to prepare (and has not prepared) a valuation or appraisal of Yerbaé or Safety Shot or of any of the respective assets, liabilities or securities of Yerbaé or Safety Shot, or to express an opinion with respect to the form of the Arrangement itself, and the Evans & Evans Fairness Opinion should not be construed as such. Evans & Evans was similarly not engaged to review any legal, tax or accounting aspects of the Arrangement.

Engagement and Professional Fees of Evans & Evans

Evans & Evans was formally engaged by the Yerbaé Board pursuant to an engagement letter dated November 7, 2024 (the “Engagement Letter”), which Engagement Letter provided for the terms upon which Evans & Evans agreed to provide their opinion to the Yerbaé Board, as to the fairness, from a financial point of view, to the Yerbaé Shareholders of the Arrangement.

110

The terms of the Engagement Letter provided that Evans & Evans was to be paid a fixed fee for its services, including the delivery of the Evans & Evans Fairness Opinion. In addition, Evans & Evans was to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by Yerbaé in certain circumstances. Evans & Evans was paid CAD$18,750 for the completion of the Evans & Evans Fairness Opinion, their attendance at meetings and discussions with management, and all for other matters related thereto. The fee established for the Evans & Evans Opinion was and is not contingent upon the opinions presented or the successful completion of the Transaction.

Qualifications and Certification of Evans & Evans

The Evans & Evans Fairness Opinion preparation was carried out by Jennifer Lucas and thereafter reviewed by Michael Evans.

Mr. Evans, MBA, CFA, CBV, ASA, Principal, founded Evans & Evans in 1989. For over 35 years, Mr. Evans has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period, Mr. Evans was involved in the preparation of several thousand technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes.

Mr. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master’s degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designations of Chartered Financial Analyst (“CFA”), Chartered Business Valuator (“CBV”) and Accredited Senior Appraiser. Mr. Evans is a member of the CFA Institute, the Canadian Institute of Chartered Business Valuators (“CICBV”) and the American Society of Appraisers (“ASA”).

Ms. Jennifer Lucas, MBA, CBV, ASA, Managing Partner, joined Evans & Evans in 1997. Ms. Lucas possess several years of relevant experience as an analysts in the public and private sectors in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the personal security and telecommunications industries. Since joining Evans & Evans, Ms. Lucas has been involved in writing and reviewing several thousand valuation and due diligence reports for public and private transactions.

M. Lucas holds a Bachelor of Commerce degree from the University of Saskatchewan (1993) and a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas also holds the professional designations of CBV and ASA. She is a member of the CICBV and the ASA.

The analyses, opinions, calculations and conclusions were developed, and the Evans & Evans Fairness Opinion was prepared in accordance with the standards set forth by the CICBV.

Each of Mr. Evans and Ms. Lucas have no present or prospective interest in either Yerbaé or Safety Shot, or any entity that is the subject of the Evans & Evans Fairness Opinion, and they have no personal interest with respect the parties involved in the Arrangement Agreement.

Financial Position and Capital Structure of Yerbaé

Yerbaé’s fiscal year ends on December 31st. As of December 30, 2024, the date of the Evans & Evans Fairness Opinion, Yerbaé had approximately $193,392 in cash and a debt balance of $5,106,317.

111

Yerbaé’s revenue steadily increased from $3.97 million in FY2019 to $12.01 million in FY2023, reflecting a compound annual growth rate (“CAGR”) of 26.6% from FY2019 to FY2023. However, profitability declined during this period, with operating losses growing from $2.69 million in FY2019 to $20.82 million in FY2023. For the ten months ending October 31, 2024, Yerbaé reported revenue of $5.01 million, an operating loss of $7.55 million, and a cumulative net loss of $51.77 million from FY2019 to October 31, 2024.

The increase in operating losses was driven by higher costs of sales and rising operating expenses. Cost of sales increased due to inflationary pressure on raw materials and higher bottling fees. Operating expenses rose primarily due to increased general and administrative costs associated with the RTO transaction and higher sales, advertising, and marketing expenses. The chart below summarizes Yerbaé’s historical performance from FY2019 to FY2023.

Yerbaé had a negative debt-free net working capital of $3.07 million as of October 31, 2024, compared to $2.5 million as of December 31, 2023. Thus, Yerbaé has insufficient funds to meet its short-term commitments as of December 30, 2024, the date of the Evans & Evans Fairness Opinion.

On July 17, 2023, Yerbaé announced a non-brokered private placement of units as a price of $1.83 per unit for aggregate gross proceeds of up to $5,000,000. The first tranche closed on August 21, 2023, raising $4,061,921.07 through the issuance of 2,219,629 units, while the second tranche closed on August 30, 2023, raising an additional $412,352 with 225, 329 units, for aggregate gross proceeds together with the first tranche of $4,474,273. Each unit was comprised of one Yerbaé common share and one common share purchase warrant.

As of December 30, 2024, the date of the Evans & Evans Fairness Opinion, Yerbaé had 63,085,228 Yerbaé Shares issued and outstanding, 2,163,634 Yerbaé Options outstanding, 12,425,405 Yerbaé Warrants outstanding, 1,480,865 Yerbaé PSUs outstanding, and 2,602,774 Yerbaé RSUs outstanding.

Safety Shot was incorporated under the laws of the State of Delaware on May 21, 2020. Safety Shot was formerly known as Jupiter Wellness Inc. In August 2023, Safety Shot successfully completed the asset purchase of the Safety Shot Beverage (the “Sure Shot”) from GBB. This acquisition involved the purchase of key assets, including intellectual property, trade secrets, and trademarks related to the Sure Shot, which further expanded Safety Shot’s portfolio in the health and wellness sector.

112

As part of its rebranding strategy, on September 15, 2023, Safety Shot changed its name to “Safety Shot, Inc.” and changed its trading symbol from “JUPW” to “SHOT”. In the fourth quarter of FY2024, Safety Shot again changed its name to Sure Shot, Inc.

The Sure Shot has been formulated to reduce the accumulation of blood alcohol and is comprised of 28 active ingredients, all falling under the generally regarded as safe category. The Sure Shot uses a patented formula which accelerates the process of reducing blood alcohol content (“BAC”) using well-researched ingredients, but reduces the continued absorption of alcohol, which ultimately limits the total amount of alcohol that gets into the blood. The precise blend of nootropics, amino acids, vitamins, minerals, and functional ingredients used to formulate the Sure Shot have shown to reduce BAC in study participants as well as improve motor skills, cognitive activity and coordination, within 30 minutes of consuming the Sure Shot. According to management, although the Sure Shot is a supplement and has not undergone formal clinical validation, its efficacy was established via rigorous blood alcohol content testing on dozens of test subjects.

The Sure Shot was launched on the Safety Shot website and through Amazon in December 2023, with distribution to several large retail chains. Safety Shot is expanding its product formats and formulations to align with consumer shopping preferences. Plans include introducing new flavors for existing SK Us (4- ounce and Powder Pack), offering various dosages, and conducting research to enhance dosage, ingredient selection, and efficacy across multiple indications to support ongoing product development. The Sure Shot is available in convenient formats, including 4-ounce bottles and on-the-go stick packs.

Financial Position and Capital Structure of Safety Shot

Safety Shot’s fiscal year (“FY”) ends on December 31. As of December 30, 2024, the date of the Evans & Evans Fairness Opinion, Safety Shot had approximately $447,894 in cash and a debt balance of $168,007.

On August 14, 2023, Safety Shot completed the spin-off of 52% of its ownership in SRM Entertainment Ltd. (“SRM”), a former wholly owned subsidiary, by transferring it to SRM Entertainment Inc. (“SRM Inc.”). As part of the transaction, Safety Shot received shares of SRM Inc. common stock. The spin-off resulted in a significant reduction of Safety Shot’s revenues as approximately 98% of Safety Shot’s revenues in the year ended December 31, 2022 were derived from the SRM business.

113

As of the date of the Evans & Evans Fairness Opinion, the carrying value of Safety Shot’s equity investment in SRM Inc. has been fully written down to $0.

Safety Shot’s revenue decreased from $0.18 million in FY2021 to $0.12 million in FY2022, primarily due to reduced consumer demand for cannabidiol (“CBD”) infused products. However, revenue increased to $0.20 million in FY2023 and further to $0.51 million for the nine months ended September 30, 2024. The growth in 2023 and 2024 was driven by the launch and commencement of marketing and sales of the Sure Shot in December 2023. The Sure Shot was made available on Safety Shot’s website, through Amazon, and in several retail stores, contributing to the increase in sales. The chart below summarizes Safety Shot’s revenue trend from FY2021 to September 30, 2024.

In terms of profitability, Safety Shot’s operating loss decreased from $26.96 million in FY2021 to $12.59 million in FY2023, reflecting efforts to reduce costs and improve operational efficiency. However, the operating loss increased to $34.95 million for the nine months ended September 30, 2024, primarily due to an increase in cost of sales associated with rebranding expenses related to the launch of the Sure Shot. Additionally, operating expenses rose due to higher marketing expenditures, legal and professional fees, and stock-based compensation. Over the period from FY202 l to September 30, 2024, Safety Shot reported a cumulative net loss of $94.28 million.

Safety Shot had a debt-free net working capital of $0.38 million as of October 31 , 2024, compared to $4.5 million as of December 31 , 2023. Safety Shot has funds to meets its short-term liabilities.

Safety Shot completed four financings in 2024. On September 20, 2024, Safety Shot completed a private investment in public equity (“PIPE”) offering, issuing 448,029 Safety Shot Shares at a price of $1.12 per Safety Shot Share, for aggregate gross proceeds of approximately $0.5 million (the “PIPE Financing”).

On September 4, 2024, Safety Shot completed a financing by issuing 3,370,787 Safety Shot Shares at a price of $0.89 per Safety Shot Share, raising aggregate gross proceeds of approximately $3.0 million (the “September Financing”). Additionally, Safety Shot issued 3,370,767 Safety Shot Share Warrants at a price of $0.125 per Safety Shot Warrants, generating proceeds of $0.42 million.

On June 27, 2024, Safety Shot completed a financing by issuing 943,396 Safety Shot Shares at a price of $1.06 per Safety Shot Share, raising aggregate gross proceeds of approximately $1.0 million.

114

On April 4, 2024, Safety Shot completed a financing by issuing 2,369,668 Safety Shot hares at a price of $2.11 per Safety Shot Share, raising aggregate gross proceeds of approximately $5.0 million.

The authorized capital of Safety Shot consists of 250,000,000 Safety Shot Shares. As at the date of the Evans & Evans Fairness Opinion, Safety Shot had 61,138,357 Safety Shot Shares issued and outstanding, 11,125,000 options to purchase Safety Shot Shares outstanding, and 11,801,708 Safety Shot Warrants outstanding.

Scope of Review

In connection with preparing the Evans & Evans Fairness Opinion, Evans & Evans reviewed and relied upon, or carried out, among other things, the following:

●	Reviewed the LOI between Yerbaé and Safety Shot dated July 5, 2024, as amended on December 10, 2024;

●	Reviewed broker reports on the ready-to-drink (“RTD”), energy drinks, an consumer packaged good industries;

●	Reviewed Yerbaé’s and Safety Shot’s press releases for the eighteen (18) months preceding the date of the Evans & Evans Fairness Opinion;

●	Reviewed information on Yerbaé’s and Safety Shot’s markets from a variety of sources;

●	Reviewed information on mergers and acquisitions in the beverage, functional drink, wellness drink, and related products sectors; and

●	Reviewed the cash and debt balances of each of Yerbaé and Safety Shot as at October 31, 2024.

Yerbaé

●	Interviewed management of Yerbaé to gain an understanding of the rational for the Transaction and the future plans of Yerbaé;

●	Reviewed Yerbaé’s website at www. yerbaé.com;

●	Reviewed the corporate presentation of Yerbaé;

●	Reviewed Yerbaé’s unaudited interim financial statements for the nine (9) months ended September 30, 2024;

●	Reviewed Yerbaé’s audited financial statements for the fiscal years ended December 31, 2019 to December 31, 2022 audited by Sikich LLP, of Naperville, Illinois, United States, and for the fiscal year ended December 31, 2022 and December 31, 2023 audited by Davidson & Company, of Vancouver, British Columbia, Canada;

●	Reviewed Yerbaé’s management discussion and analysis (“MD&A”) for the nine (9) months ended September 30, 2024, and for the fiscal year ended December 31, 2023;

115

●	Reviewed Yerbaé’s strategic partner analysis as prepared by Echelon Partners dated March 6, 2024;

●	Reviewed Yerbaé’s financial projections for the twelve (12) months ending December 31, 2025, and the revenue projections for the fiscal year ending December 31, 2024;

●	Reviewed the fairness opinion with respect to the merger and business combination between Kona Bay Technologies Inc. and Yerbaé Brands Co. dated September 22, 2022, prepared by Evans & Evans;

●	Reviewed financial, trading and resource information of the following companies: Monster Beverage Corporation; Celsius Holdings, Inc.; National Beverage Corp.; The Vita Coco Company, Inc.; Zevia PBC; Simply Better Brands Corp.; GURU Organic Energy Corp.; Jones Soda Co.; Reed’s, Inc.; Splash Beverage Group, Inc.; EQUATOR Beverage Company; Flow Beverage Corp.; The Tinley Beverage Company Inc.; The Good Shroom Co Inc.; Rocky Mountain High Brands, Inc.; RushNet, Inc.; NuVibe, Inc.; The Alkaline Water Company Inc.; Hill Incorporated; and Full Motion Beverage; and

●	Reviewed the trading price of Yerbaé for the twelve (12) months preceding the date of the Evans & Evans Fairness Opinion. As can be seen from the below chart, the trading price of Yerbaé Shares declined from $0.99 on December 27, 2023 to $0.30 on June 28, 2024 and then gradually declined to reach $0.10 on December 27, 2024. Over the 180 trading days preceding the date of the Evans & Evans Fairness Opinion, the trading volumes of the Yerbaé Shares continued to decline. Evans & Evans found in its analysis that Yerbaé’s average daily trading volumes for its Yerbaé Shares fell in the range of 2,000 to 7,500 Yerbaé Shares over the ten (10) trading days preceding the date of the Evans & Evans Fairness Opinion.

Safety Shot

●	Reviewed Safety Shot’s website at www.safetyshotofficial.com;

●	Reviewed Safety Shot’s investor presentation as of September 2024;

●	Reviewed Safety Shot’s commercial strategy presentation for 2024;

116

●	Reviewed Safety Shot’s unaudited income statement for the nine (9) months ended September 30, 2024, and the balance sheet as at October 31, 2024;

●	Reviewed Safety Shot’s audited annual financial statements for the fiscal years ended December 31, 2020 to December 31, 2023, prepared by M&K CPAs LLP, of Houston, Texas, United States;

●	Reviewed financial, trading and resource information of the following companies: BellRing Brands, Inc.; Celsius Holdings, Inc.; National Beverage Corp.; The Simply Good Foods Company; The Vita Coco Company, Inc.; Tilray Brands, Inc.; SunOpta Inc.; Zevia PBC; Simply Better Brands Corp.; GURU Organic Energy Corp.; The Fresh Factory B.C. Ltd.; Jones Soda Co.; Reed’s, Inc.; Splash Beverage Group, Inc.; EQUATOR Beverage Company; Flow Beverage Corp.; Medicine Man Technologies, Inc.; The Tinley Beverage Company Inc.; The Good Shroom Co Inc.; and cbdMD, Inc.;

●	Reviewed the trading price of Safety Shot for the twelve (12) months preceding the date of the Evans & Evans Fairness Opinion. As can be seen from the below chart, the trading price of Safety Shot Shares declined from $3.75 on December 27, 2023 to $1.16 on July 1, 2024 and then gradually declined to reach $0.77 on December 27, 2024. Over the 180 trading days preceding the date of the Evans & Evans Fairness Opinion, the trading volumes of the Safety Shot Shares have been relatively stable. Evans & Evans found in its analysis that Safety Shot’s average daily trading volumes for its Safety Shot Shares are in the range of 320,000 to 1,078,000 Safety Shot Shares over the ten (10) trading days preceding the date of the Evans & Evans Fairness Opinion.

Limitation and Qualification

Evans & Evans did not visit the offices or facilities of either of Yerbaé or Safety Shot.

Market Overview

In determining the fairness of the Transaction as of December 30, 2024, the date of the Evans & Evans Fairness Opinion, Evans & Evans reviewed market conditions within the functional beverage segment, including the global RTD beverage market, the energy drinks market, and the plant-based drinks market.

117

The global RTD beverage market was valued at $732.49 billion in 2023 and project to grown from $766.69 billion in 2024 to $1,227.81 billion by 2032, with a CAGR of 6.06% during the forecast period. The RTD beverages market in the United States in expected to experience significant growth, reaching an estimated value of $247.26 billion by 2032, driven by increasing demand for fortified and gut-health-improving beverages such as kombucha, energy drinks, and functional water.

Consumer demand for beverages that support gut health has been steadily rising in recent years. As a result, prebiotics, postbiotics, and other products focused on enhancing gut immunity are gaining significant attention in the market. This creates ample opportunities for manufacturers to innovate and develop novel offerings. Additionally, the use of herbs and botanicals in beverage formulations is further driving the global market.

In recent years, consumers have shown a preference for premium beverages featuring high-quality, simple ingredients sourced from organic and natural sources. This trend creates significant opportunities for companies to position their products on retail shelves globally, supporting the growth of the global RTD beverages market. As a result, the introduction of products made from natural ingredients continues to rise. For instance, in January 2022, Spirited Hive, an American spirit-based RTD beverage brand, launched two new craft cocktails. These RTD cocktails are crafted with high-quality spirits, natural ingredients, and honey, featuring 100% certified organic wildflower honey sourced from Lancaster, Pennsylvania.

The global energy drinks market size was valued at $70.40 billion in 2023 and is projected to grow from $74.94 billion in 2024 to $122.54 billion by 2031, representing a CAGR of 6.06% from 2024 to 2032. Energy drinks have become increasingly popular among fitness enthusiasts and athletes due to their ability to provide a quick energy boost. These beverages are formulated with ingredients such as caffeine, taurine, B vitamins, and amino acids that enhance physical performance and mental alertness. They have also gained traction among gamers seeking quick and convenient ways to maintain alertness and performance levels during marathon sessions and professional tournaments.

According to the Mayo Clinic News Network, energy drinks were the second most popular dietary supplement among young adults and teens in the U.S. in 2022. Market players actively promote these beverages as functional drinks designed to enhance energy levels, alertness, and physical performance.

Brands are introducing energy drinks that are free of sugar and calories, catering to the demand for healthier alternatives that can benefit athletes and individuals struggling with obesity. Sugar-free options also cater to those with lactose intolerance. Energy drinks, including carbonated beverages, ready-to-drink tea, beverage concentrates, soft drinks, fruit and vegetable juices, and ready-to-drink coffee, are among the most popular choices.

Shifting consumer preferences, evolving lifestyles, changing tastes, and ongoing product innovations have fueled the demand for these beverages. Growing awareness about maintaining health drives consumers to consume energy drinks to stay hydrated, maintain proper liquid intake, and foster good health, further boosting market growth. Energy drinks are recognized as one of the fastest-growing segments in the global beverage industry, maintaining growth even during the pandemic when consumption patterns shifted significantly.

A 2023 survey conducted by Tractor Beverage Co. revealed that 61% of respondents believe organic products are healthier. Organic energy drinks, free from synthetic pesticides and genetically modified organisms (“GMOs”), appeal to health-conscious consumers, driving increased demand. Furthermore, the growing preference for natural and clean-label products highlights a significant shift in consumer behavior, as individuals pay closer attention to beverage ingredients and increasingly opt for minimally processed options free from artificial additives. Organic energy drinks align seamlessly with this trend, offering a cleaner and more natural alternative to traditional energy drinks.

118

Energy drinks have become the go-to beverage choice for gamers, according to a November 2023 study by the Esports Health and Performance Institute. The gaming market drives growth as gamers seek to enhance performance and stay alert during prolonged and intense gaming session.

The global market for plant-based energy drinks was valued at $1.61 billion in 2023 and is expected to grow to $2.85 billion by 2031, registering a CAGR of 7.4% from 2024 to 2031.

The plant-based energy drinks market is witnessing substantial growth, driven by rising consumer demand for natural and healthier alternatives to traditional energy drinks. Increasing health awareness among consumers is prompting a preference for energy drinks made with plant-based and natural ingredients. This trend reflects a growing interest in clean-label products with minimal artificial additives. The shift is further supported by the perceived benefits of plant-based components, such as herbal extracts and natural caffeine sources, which are considered to provide a healthier and more sustainable energy boost.

Brands are not only emphasizing transparency about their ingredients but also adopting eco-friendly packaging to attract environmentally conscious consumers. Many companies are implementing sustainable practices and clear sourcing methods to appeal to this growing demographic. By combining natural ingredients with a commitment to environmental responsibility, these brands are shaping market trends, fostering innovation, and distinguishing themselves in an increasingly competitive landscape.

Consumers are increasingly gravitating toward products featuring natural ingredients like ginseng, guarana, and green tea as they embrace healthier lifestyles. This shift toward clean, natural components is a key driver of growth in the plant-based energy drink market. With a move away from beverages containing artificial additives, consumers are actively seeking options that align with their health-conscious values. This evolving preference is propelling the demand for plant-based energy drinks that deliver a natural and healthier energy boost. Brands that prioritize natural ingredients and steer clear of artificial additives are strategically positioned to meet this demand and thrive in the growing market.

A 2023 report by Mintel Group Ltd. highlights the energy drinks industry’s shift toward natural ingredients in response to growing consumer demand for healthier alternatives. In the UK, Tenzing Natural Energy has launched carbon-neutral energy powders made with botanical ingredients such as ginseng and moringa, offering a natural substitute for caffeine. Similarly, in India, brands are incorporating Ayurvedic herbs like ginger and maca, reflecting a clear preference for clean, plant-based ingredients over synthetic additives.

The rising health and wellness awareness among youth is a major factor driving the growth of the plant-based energy drink market. Young consumers are increasingly drawn to natural, clean-label products that align with their values of sustainability and health-conscious living. This demographic is more aware of the negative effects of artificial ingredients, high sugar content, and synthetic additives commonly found in traditional energy drinks. As a result, they are gravitating toward plant-based alternatives that deliver a healthier energy boost while supporting environmentally friendly and ethical consumption practices. Brands that effectively emphasize the natural, sustainable, and health-centric attributes of plant-based energy drinks are well-positioned to win the loyalty of this influential and expanding consumer group.

119

The increasing interest in sports and fitness among young people presents a substantial opportunity for the plant-based energy drink market. With more youth prioritizing active and healthy lifestyles, they are seeking beverages that enhance performance and aid recovery through natural means. Plant-based energy drinks, often formulated with ingredients like ginseng, guarana, and green tea, fulfill this demand by offering clean energy and improved endurance without relying on artificial additives. This shift toward active living is driving a growing demand for products that provide energy boosts and support muscle recovery, creating a prime opportunity for brands to engage with this expanding audience. 26 For example, a journal published by Glanbia plc in April 2024 highlights how the focus on sports and physical training among young consumers is shaping the plant-based energy drink market. To meet this demand, brands are innovating with plant-based ingredients such as pea protein and adopting eco-friendly packaging, aligning with the increasing preference for clean, sustainable energy solutions.

Higher production costs pose a notable challenge for the plant-based energy drink market. These beverages often rely on premium ingredients such as ginseng, guarana, and green tea, which are more expensive than those used in traditional energy drinks. Additionally, the advanced processing techniques required to preserve the quality of natural components further drive-up production expenses.

The adoption of eco-friendly packaging and sustainable sourcing practices adds another layer of cost, which can result in higher retail prices. This pricing dynamic may limit consumer affordability, potentially slowing market growth. To remain competitive, brands must find ways to manage these financial challenges while maintaining product quality and appealing to cost-conscious consumers.

A major challenge in the plant-based energy drink market is the limited availability of high quality ingredients. Sourcing reliable and consistent supplies of components like ginseng, guarana, and green tea can be difficult, often leading to supply chain disruptions that affect production schedules and product availability.

Moreover, fluctuations in the quality or price of these ingredients can compromise product consistency and increase costs, making it harder for brands to meet consumer expectations. As demand for plant-based ingredients continues to rise, ensuring a stable and sustainable supply chain is critical for maintaining market competitiveness and supporting long-term growth.

North America is expected to dominate the market due to high health awareness and a well-established energy drinks market, with numerous brands already offering plant-based options. The Asia-Pacific region is projected to be the fastest-growing market, driven by its rapidly increasing population. Government initiatives promoting sports and fitness, along with growing awareness among youth about the benefits of plant-based beverages, are contributing to the market’s expansion.

The U.S. energy drinks market was valued at approximately $18.99 billion in 2023 and is projected to reach around $24.56 billion by 2032, growing at a CAGR of approximately 2.9% from 2024 to 2032.

Energy drinks typically contain high concentrations of stimulants like taurine, ginseng, guarana, and caffeine, aimed at enhancing cognitive and motor abilities. These beverages vary in their carbonation levels and are distinct from sports drinks, which focus on replenishing electrolytes and fluids lost during or after exercise. Unlike tea and coffee, energy drinks are brewed with less caffeine and often contain fewer chemicals. Manufacturers of energy drinks market their products as energy-boosting solutions, claiming to provide both immediate energy and mental and physical stimulation. In the U.S., the energy drink industry is experiencing significant growth, driven by the popularity of these beverages for both short-term energy boosts and sustained performance.

The growing demand for energy drinks among male consumers aged 18-34 has been a major driver of market growth. These consumers are drawn to energy drinks for their potential to enhance physical and cognitive performance. Health-conscious individuals, in particular, are seeking beverages free from high sugar, glucose, and fructose corn syrups. This has encouraged market players to position energy drinks as functional beverages that boost energy levels, alertness, and overall physical vitality. As a result, these drinks continue to gain traction among those looking for healthier, more effective options.

120

The rising demand for natural and organic ingredients has had a significant impact on the U.S. energy drinks market, driven by growing health and well-being concerns. Consumers are increasingly seeking healthier alternatives that emphasize transparency and sustainability in beverage production. This shift in preferences has led energy drink manufacturers to reformulate their products using natural and organic ingredients, such as fruit extracts, natural sweeteners like stevia, and other organic sources of caffeine. Additionally, the belief that natural and organic components provide superior nutritional benefits without synthetic additives further boosts product demand.

Furthermore, millennials and younger consumers, with their fast-paced lifestyles, are major drivers of the market. Energy drinks with high caffeine content and quick energy boosts cater well to modern lifestyles. Health-conscious younger consumers are fueling dynamic changes in the energy drinks market, prompting manufacturers to introduce low-sugar or sugar-free options that incorporate natural ingredients, vitamins, and antioxidants. Additionally, social media platforms are playing a crucial role in shaping consumer preferences and fostering brand loyalty, particularly among the 18-40 age group. These channels enable manufacturers to engage directly with their audience and promote their offerings effectively.

Non-alcoholic energy drinks have emerged as the market leader, holding a dominant share of 63.1% during the forecast period. This growth is driven by consumers’ increasingly busy lifestyles and their preference for convenient, yet healthy, beverage options. As health-conscious individuals seek on-the-go solutions, the demand for non-alcoholic energy drinks continues to rise. These drinks are infused with nutritious ingredients such as minerals, amino acids, vitamins, and other elements that support immune health. Major players, including Nestlé S.A., PepsiCo, Inc., and others, are actively expanding their product portfolios to meet this demand. For example, in January 2023, Nestlé S.A. invested $43 billion in its U.S. plant to increase production capacity for its Boost and Carnation Essentials ready-to-drink products, addressing the growing demand for energy beverages.

The non-organic energy drinks market dominated the revenue share with 91.9% in 2023. This growth can be attributed to the increasing demand from health-conscious consumers who opt for non-organic options. Despite the presence of additives, these drinks incorporate functional ingredients such as amino acids, adaptogens, and herbal extracts like ginseng, guarana, and taurine. These additions enhance flavor profiles while providing potential health benefits. Additionally, to meet the rising consumer demand for personalization, brands are increasingly experimenting with unique flavors to cater to diverse taste preferences. The organic energy drinks segment is projected to be the fastest-growing segment during the forecast period. This growth is driven by the rising number of health-conscious consumers who prefer organic options due to their focus on cleaner, natural ingredients. As consumers become more aware of the benefits of organic products, the demand for organic energy drinks is expected to expand rapidly.

The global consumer packaged goods (“CPG”) market was valued at $2.2 trillion in 2023 and is expected to grow from $2.29 trillion in 2024 to $3.43 trillion by 2034, with a CAGR of 4.1% from 2024 to 2034. RTD beverages, such as bottled coffees, teas, energy drinks, and functional beverages, are key contributors to this growth, driven by increasing demand for convenience and on-the-go options.

In 2024, the U.S. CPG market faced slower economic and consumer spending growth, with rising costs eroding profitability. Inflation remains a challenge, with food prices up 30% over five years and wage growth failing to keep pace. High interest rates, supply chain disruptions, and labor shortages further squeezed margins. According to the Circana Volume Vortex Shopper Survey, 86% of high-income families cut costs, while 45% of middle-income households relied on family support. The U.S. CPG market was valued at $821.50 billion in 2024, with a projected CAGR of 2.62% through 2028.

121

Prior Valuations of Yerbaé

Yerbaé stated to Evans & Evans that there have been no formal valuations or appraisals relating to Yerbaé or any affiliate or any of their respective material assets or liabilities made in the preceding three years which are in the possession or control of Yerbaé.

No formal valuations or appraisals related to Safety Shot were made available to Evans & Evans.

Conditions and Restrictions

The draft Evans & Evans Fairness Opinion will be prepared for internal purposes of the Yerbaé Board and may be shared with the management of Yerbaé at the discretion of the Yerbaé Board. The final Evans & Evans Fairness Opinion is intended for placement on Yerbaé’s file and may be included in any materials provided to the Yerbaé Shareholders. The final Evans & Evans Fairness Opinion may be submitted to the TSXV if required. The final Evans & Evans Fairness Opinion may be shared with the court reviewing the Transaction (if necessary). The Evans & Evans Fairness Opinion is not intended for use in any court proceedings unrelated to the approval of the Transaction.

The Evans & Evans Fairness Opinion may not be issued to any international stock exchange and/or regulatory authority beyond the Exchanges.

The Evans & Evans Fairness Opinion may not be issued and/or used to support any type of value with any other third parties, legal authorities, nor stock exchanges, or other regulatory authorities, nor any Canadian or international tax authority. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter (other than relating to the approval of the Transaction).

Any use beyond that defined above is done without the consent of Evans & Evans and readers are advised of such restricted use as set out above.

The Evans & Evans Fairness Opinion should not be construed as a formal valuation or appraisal of Yerbaé, Safety Shot or any of their securities or assets. Evans & Evans, has, however, conducted such analyses as it considered necessary in the circumstances.

In preparing the Evans & Evans Fairness Opinion, Evans & Evans has relied upon and assumed, without independent verification, the truthfulness, accuracy and completeness of the information and the financial data provided by Yerbaé and Safety Shot, either directly or through access to the respective data rooms. Evans & Evans has therefore relied upon all specific information as received and declines any responsibility should the results presented be affected by the lack of completeness or truthfulness of such information. Publicly available information deemed relevant for the purpose of the analyses contained in the Evans & Evans Fairness Opinion has also been used.

The Evans & Evans Fairness Opinion is based on: (i) Evans & Evans’ interpretation of the information which Yerbaé and Safety Shot, as well as their representatives and advisers, have supplied to date; (ii) Evans & Evans’ understanding of the terms of the Transaction; and (iii) the assumption that the Transaction will be consummated in accordance with the expected terms.

The Evans & Evans Fairness Opinion is necessarily based on economic, market and other conditions as of the date hereof, and the written and oral information made available to us until the date of the Evans & Evans Fairness Opinion. It is understood that subsequent developments may affect the conclusions of the Evans & Evans Fairness Opinion, and that, in addition, Evans & Evans has no obligation to update, revise or reaffirm the Evans & Evans Fairness Opinion.

122

Evans & Evans denies any responsibility, financial, legal or other, for any use and/or improper use of the Evans & Evans Fairness Opinion however occasioned.

Evans & Evans is expressing no opinion as to the price at which any securities of Yerbaé or Safety Shot will trade on any stock exchange at any time.

Evans & Evans was not requested to, and did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of or merger with Yerbaé. Evans & Evans opinion also does not address the relative merits of the Transaction as compared to any alternative business strategies or transactions that might exist for Yerbaé, the underlying business decision of Yerbaé to proceed with the Transaction, or the effects of any other transaction in which Safety Shot will or might engage.

Evans & Evans expresses no opinion or recommendation as to how any shareholder of Yerbaé should vote or act in connection with the Transaction, any related matter or any other transactions. Evans & Evans are not experts in, nor do they express any opinion, counsel or interpretation with respect to, legal, regulatory, accounting or tax matters. Evans & Evans has assumed that such opinions, counsel or interpretation have been or will be obtained by Yerbaé from the appropriate professional sources. Furthermore, Evans & Evans has relied, with Yerbaé consent, on the assessments by Yerbaé and its advisors, as to all legal, regulatory, accounting and tax matters with respect to Yerbaé and the Transaction, and accordingly Evans & Evans is not expressing any opinion as to the value of Yerbaé’s tax attributes or the effect of the Transaction thereon.

Evans & Evans is expressing no opinion as to whether any alternative transaction might have been more beneficial to the Yerbaé Shareholders.

Evans & Evans reserves the right to review all information and calculations included or referred to in the Evans & Evans Fairness Opinion and, if it considers it necessary, to revise part and/or its entire Opinion and conclusion in light of any information which becomes known to Evans & Evans during or after the date of the Evans & Evans Fairness Opinion.

In preparing the Evans & Evans Fairness Opinion, Evans & Evans has relied upon a letter from management of Yerbaé confirming to Evans & Evans in writing that the information and management’s representations made to Evans & Evans in preparing the Evans & Evans Fairness Opinion are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Evans & Evans Fairness Opinion.

Evans & Evans has based its Opinion upon a variety of factors. Accordingly, Evans & Evans believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by Evans & Evans, without considering all factors and analyses together, could create a misleading view of the process underlying the Evans & Evans Fairness Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. Evans & Evans conclusions as to the fairness, from a financial point of view, to the Yerbaé Shareholders of the Transaction were based on its review of the Transaction taken as a whole, in the context of all of the matters described under “Scope of Review”, rather than on any particular element of the Transaction or the Transaction outside the context of the matters described under the “Scope of Review”. The Evans & Evans Fairness Opinion should be read in its entirety.

Evans & Evans and all of its Principal s, Partner’s, staff or associates’ total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by Evans & Evans, its Principal, Partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Evans & Evans Fairness Opinion. No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Evans & Evans Fairness Opinion.

123

Assumptions

In preparing the Evans & Evans Fairness Opinion, Evans & Evans has made certain assumptions as outlined below.

With the approval of Yerbaé and as provided for in the Engagement Letter, Evans & Evans has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial information, business plans, forecasts and other information, data, advice, opinions and representations obtained by it from public sources or provided by Yerbaé and Safety Shot or their affiliates or any of its officers, directors, consultants, advisors or representatives or any information made available (collectively, the Information ). The Evans & Evans Fairness Opinion is conditional upon such completeness, accuracy and fair presentation of the Information. In accordance with the terms of the Engagement Letter, but subject to the exercise of its professional judgment, and except as expressly described herein, Evans & Evans has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

Senior officers of each of Yerbaé and Safety Shot represented to Evans & Evans that, among other things: (i) the Information (other than estimates or budgets) provided orally by, an officer or employee of Yerbaé or Safety Shot or in writing by Yerbaé or Safety Shot (including, in each case, affiliates and their respective directors, officers, consultants, advisors and representatives) to Evans & Evans relating to Yerbaé or Safety Shot, their affiliates or the Transaction, for the purposes of the Engagement Letter, including in particular preparing the Evans & Evans Fairness Opinion was, at the date the Information was provided to Evans & Evans, fairly and reasonably presented and complete, true and correct in all material respects, and did not, and does not, contain any untrue statement of a material fact in respect of Yerbaé or Safety Shot, their affiliates or the Transaction and did not and does not omit to state a material fact in respect of Yerbaé or Safety Shot, their affiliates or the Transaction that is necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; (ii) with respect to portions of the Information that constitute financial estimates or budgets, they have been fairly and reasonably presented and reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Yerbaé or its associates and affiliates as to the matters covered thereby and such financial estimates and budgets reasonably represent the views of management of Yerbaé; and (iii) since the dates on which the Information was provided to Evans & Evans, except as disclosed in writing to Evans & Evans, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Yerbaé or Safety Shot or any of their affiliates and no material change has occurred in the Information or any part thereof which would have, or which would reasonably be expected to have, a material effect on the Evans & Evans Fairness Opinion.

In preparing the Evans & Evans Fairness Opinion, Evans & Evans have made several assumptions, including that all final or executed versions of documents will conform in all material respects to the drafts provided to us, all of the conditions required to implement the Transaction will be met, all consents, permissions, exemptions or orders of relevant third parties or regulating authorities will be obtained without adverse condition or qualification, the procedures being followed to implement the Transaction are valid and effective and that the disclosure provided or (if applicable) incorporated by reference in any information circular provided to shareholders with respect to Yerbaé, Safety Shot and the Transaction will be accurate in all material respects and will comply with the requirements of applicable law. Evans & Evans also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Evans & Evans and any party involved in the Transaction. Although Evans & Evans believes that the assumptions used in preparing the Evans & Evans Fairness Opinion are appropriate in the circumstances, some or all of these assumptions may nevertheless prove to be incorrect.

124

Yerbaé and Safety Shot and all of their related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Evans & Evans Fairness Opinion that would affect the evaluation or comment.

As of December 30, 2024, the date of the Evans & Evans Fairness Opinion, all assets and liabilities of Yerbaé and Safety Shot, respectively have been recorded in their accounts and financial statements and follow accounting principles generally accepted in the United States (“U.S. GAAP”).

There were no material changes in the financial position of either Yerbaé or Safety Shot between the date of their financial statements (i.e. for Yerbaé - the period ended October 31, 2024 and for Safety Shot – the period ended September 30, 2024) and the date of the Evans & Evans Fairness Opinion unless noted in the Evans & Evans Fairness Opinion. Evans & Evans specifically draws reference to more recent cash and debt balances of Yerbaé and Safety Shot as outlined in section 1.0 of the Evans & Evans Fairness Opinion.

All options and warrants “in-the-money” based on the trading price of Yerbaé and Safety Shot, respectively, and the value implied by the share consideration of the Transaction are assumed to have been exercised at the close of the Transaction. Such an assumption was deemed appropriate by the authors of the Evans & Evans Fairness Opinion to provide Yerbaé Shareholders with a clear understanding of their potential shareholding in Safety Shot on a fully diluted basis.

Based on representations made by management, Evans & Evans has assumed the Transaction will be completed on the terms outlined in the Agreement provided to Evans & Evans.

Representations made by Yerbaé and Safety Shot as to the number of shares outstanding as of December 30, 2024, the date of the Evans & Evans Fairness Opinion are accurate.

Analysis of Yerbaé

In assessing the fairness of the Transaction, Evans & Evans considered the following analyses and factors, amongst others with respect to Yerbaé: (1) trading price analysis; (2) guideline public company analysis; (3) merger and acquisition analysis, (4) historical financings; and (5) other considerations.

Evans & Evans reviewed the Yerbaé Share trading prices over the 10, 30, 90 and 180 trading days preceding the date of the Evans & Evans Fairness Opinion. In the 180 trading days preceding the date of the Evans & Evans Fairness Opinion, the price of Yerbaé Shares decreased from an average of $0.264 to $0.110 per Yerbaé Share as outlined in the table below. Overall, in the 90 days preceding the date of the Evans & Evans Fairness Opinion, the price of Yerbaé Shares continued to decline from an average of $0.148 to $0.110 per Yerbaé Share; and over the 30 trading days preceding the date of the Evans & Evans Fairness Opinion, Yerbaé’s share price declined from an average of $0.116 per Yerbaé Share to $0.110 per Yerbaé Share as outlined in the table below.

While Evans & Evans reviewed data over 180 trading days preceding the date of the Evans & Evans Fairness Opinion, the analysis focused on the 30 to 90 days preceding the date of the Evans & Evans Fairness Opinion. In the view of Evans & Evans, given changes in the market and Yerbaé’s financial performance, a long-term view is not appropriate.

125

In undertaking the share price analysis, the authors of the Evans & Evans Fairness Opinion deemed it necessary to examine the trading history of Yerbaé to determine the actual ability of the Yerbaé Shareholders to realize the implied value of their shares (i.e., sell).

In reviewing the trading volumes of the Yerbaé Shares at the date of the Evans & Evans Fairness Opinion, in the 180 trading days preceding the date of the Evans & Evans Fairness Opinion, it appears liquidity has declined from 13,577 Yerbaé Shares traded per day to less than 2,600. Overall, in the 90 trading days preceding the date of the Evans & Evans Fairness Opinion, approximately 0.63 million shares of Yerbaé were traded, representing approximately 1.0 The limited liquidity in the Yerbaé Shares implies that the ability of large numbers of Yerbaé Shareholders being able to convert their Yerbaé Shares to cash is limited. Trading in Yerbaé Shares on the TSXV occurred on 154 of the 180 trading days reviewed.

Given the limited trading volumes, Evans & Evans also considered the volume weighted average price (“VWAP”) of Yerbaé. Over the 30 trading days preceding the date of the Evans & Evans Fairness Opinion, Yerbaé’s VWAP has ranged between $0.107 to $0.112 on the TSXV.

The Exchange Ratio implies a value for Yerbaé in the range of $0.225 to $0.266, which is higher than the trading price as of December 30, 2024, the date of the Evans & Evans Fairness Opinion, based on the 10-day and 30-day VWAPs preceding the date of the Evans & Evans Fairness Opinion. As can be seen from the following tables, the Exchange Ratio represented a premium of 106.0% to 146.3% over Yerbaé’s 10-day and 30-day VWAP preceding the date of the Evans & Evans Fairness Opinion.

126

Evans & Evans assessed the reasonableness of the implied $15.1 million equity value by comparing certain of the related valuation metrics to the metrics indicated for referenced guideline public companies (“GPC”). The identified guideline companies were considered reasonably comparable to Yerbaé. Evans & Evans calculated implied enterprise value(“EV”) to revenue multiples for Yerbaé of 3.15x (trailing twelve months, “TTM”), 3.19x (FY2024), and 1.72x (FY2025). The selected guideline public companies average and median revenue multiples were 2.2x and 2.1x (TTM), 2.4x and 2.4x (FY2024), and 1.0x and 1.0x (FY2025). Thus, the Transaction metrics are above the average and median multiples of the GPCs.

In assessing the reasonableness of the above, Evans & Evans considered the following:

●	there are a limited number of directly comparable public companies, when one considers differentiating factors such as size and market niche;

●	no company considered in the analysis is identical to Yerbaé; and,

●	an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning the differences in the financial and operating characteristics Yerbaé, the Transaction and other factors that could affect the trading value and aggregate transaction values of the companies to which they are being compared.

Evans & Evans assessed the reasonableness of the implied $20.3 million enterprise value by comparing certain of the related valuation metrics to the metrics indicated by transactions involving the acquisition of companies in Yerbaé’s industry. Evans & Evans found the EV to TTM revenue multiples of the selected transactions were in the range of 0.26x to 1.95x with an average and median of 1.16x and 1.28x respectively. Thus, the multiples implied by the Transaction are above the upper end of the selected transactions.

In August 2023, Yerbaé completed a non-brokered private placement of 2,444,958 units of Yerbaé at a price of $1.83 per unit, for aggregate gross proceeds of approximately $4.47 million (the “August” Financing”). Each unit was comprised of one Yerbaé Share and one Yerbaé Warrant. However, due to the significant time gap between the financing in 2023 and the date of the Evans & Evans Fairness Opinion and the downward trend in Yerbaé financial performance since the August Financing, Evans & Evans deemed the historical financing was not representative of fair market value of Yerbaé as at the date of the Evans & Evans Fairness Opinion.

Analysis of Safety Shot

In assessing the fairness of the Transaction, Evans & Evans considered the following analyses and factors, amongst others with respect to Safety Shot: (1) current trading price; (2) historical financings; (3) guideline company analysis; and (4) other considerations.

127

Evans & Evans conducted a review of the trading price of Safety Shot Shares on the Nasdaq. Evans & Evans reviewed Safety Shot trading prices over the180 trading days preceding the date of the Evans & Evans Fairness Opinion. In the 180 trading days preceding the date of the Evans & Evans Fairness Opinion, Safety Shot average closing price has been in the range of $0.754 to $1.105 per Safety Shot Share. While Evans & Evans reviewed data over 180 trading days preceding the date of the Evans & Evans Fairness Opinion, the analysis focused on the 30 to 90 trading days preceding the date of the Evans & Evans Fairness Opinion. In the view of Evans & Evans, given changes in the market and the stage of the development of Safety Shot’s product, a long-term view is not appropriate.

In undertaking the share price analysis, the authors of the Evans & Evans Fairness Opinion deemed it necessary to examine the trading history of Safety Shot to determine the liquidity of the Safety Shot Shares that will be provided to the Yerbaé Shareholders.

In reviewing the trading volumes of Safety Shot Shares at the date of the Evans & Evans Fairness Opinion Date it appears the liquidity increased in the 180 days preceding the date of the Evans & Evans Fairness Opinion. As can be seen from the tables below, over the 90 trading days preceding the date of the Evans & Evans Fairness Opinion, approximately 74.37 million shares of Safety Shot have traded, representing approximately 121.7% of the issued and outstanding shares. Average trading volumes over the past 180 trading days are over 850,000 shares per day and the average trading volume over the past 90 days are over 825,000. Safety Shot Shares traded on the Nasdaq on each of the 180 trading days preceding the date of the Evans & Evans Fairness Opinion. Given Safety Shot’s shares average trading volume is in excess of 1 million shares per day over the 90 days preceding the date of the Evans & Evans Fairness Opinion, the Yerbaé Shareholders may see increased liquidity post-Transaction.

Evans & Evans also calculated the VWAP of Safety Shot over the 30 days preceding the date of the Evans & Evans Fairness Opinion. As can be seen from the table below, Safety Shot’s VWAP has ranged between $0.75 to $0.91.

128

Evans & Evans assessed the reasonableness of Safety Shot’s current market capitalization to the value implied by the two recent financings in 2024 i.e. the PIPE Financing and the September Financing secured by Safety Shot. In the PIPE Financing, Safety Shot raised gross proceeds of approximately $0.5 million at an implied equity value of $66.62 million; and in the September Financing, Safety Shot raised gross proceeds of approximately $3 million at an implied equity value of $52.54 million. The market capitalization of Safety Shot over the 90 days preceding the date of the Evans & Evans Fairness Opinion has declined from $63.06 million to $46.09 million as outlined in the following table.

Thus, the market capitalization of Safety Shot over the 90 days preceding the date of the Evans & Evans Fairness Opinion is within a reasonable range of the value implied by the PIPE Financing and September Financing closed in 2024. In the 12 months preceding the date of the Evans & Evans Fairness Opinion, Safety Shot raised nearly $9.5 million in equity.

Evans & Evans assessed the reasonableness of Safety Shot market capitalization and share price by comparing the revenue multiples of Safety Shot to those of certain identified GPCs. The identified guideline companies selected were considered reasonably comparable to Safety Shot. As of December 30, 2024, the date of the Evans & Evans Fairness Opinion, Safety Shot was trading at a revenue multiple of 71.7x (TTM), 58.9x (FY2024), 7.5x (FY2025), and 2.6x (FY2026), which were above the upper end of the GPCs in TTM, FY2024 and FY2025, and above the average and median multiples in FY2025. The current multiples of Safety Shot are a premium to the Yerbaé trading multiples.

In assessing the reasonableness of the above, Evans & Evans considered the following:

●	there are a limited number of directly comparable public companies, when one considers differentiating factors such as size and market niche;

●	no company considered in the analysis is identical to Safety Shot; and,

●	an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning the differences in the financial and operating characteristics Safety Shot, the Transaction and other factors that could affect the trading value and aggregate transaction values of the companies to which they are being compared.

Evans & Evans assessed the reasonableness of Safety Shot’s market capitalization by comparing certain of the related valuation metrics to the metrics indicated by transactions involving the acquisition of companies in Safety Shot industry. Evans & Evans found Safety Shot’s TTM revenue multiple is above the upper range of the revenue multiples of the selected transactions.

Fairness Conclusions

In considering fairness of the Transaction, from a financial point of view, Evans & Evans considered the Transaction from the perspective of the Yerbaé Shareholders as a group and did not consider the specific circumstances of any particular securityholder, including with regard to income tax considerations.

129

Based upon and subject to the foregoing and such other matters as Evans & Evans considered relevant, it is Evans & Evans’s opinion, as of December 30, 2024, the date of the Evans & Evans Fairness Opinion, that the Transaction is fair, from a financial point of view, to the Yerbaé Shareholders.

In arriving at the conclusion as to the fairness, from a financial standpoint, Evans & Evans did consider the following quantitative and qualitative factors which shareholders might consider when reviewing the Transaction. Evans & Evans has not attempted to quantify the qualitative factors.

As outlined in the Evans & Evans Fairness Opinion, the metrics implied by the Transaction are supported by a review of the trading price analysis, trading multiples of peers and a review of recent mergers & acquisitions transactions.

Combining Yerbaé and Safety Shot may enhance shareholder value through expanded product offerings and market reach. Yerbaé ‘s functional beverages, focused on lowering blood alcohol content, create new opportunities in the broader wellness market. The combined portfolio targets a wider consumer base by expanding product offerings, reaching new market segments, and addressing diverse consumer needs, thereby driving growth and enhancing shareholders’ value.

Synergies are expected to be created from reduced logistics, production, and operational costs, along with expanded market reach in the US market, resulting in enhanced overall efficiency. The combined leadership may optimize resources, drive brand growth, and improve profitability. These factors may contribute to long-term value creation, delivering sustained benefits and improved returns for shareholders of both Yerbaé and Safety Shot.

Yerbaé has reported losses for five consecutive years, from 2019 to 2023, with a net loss of $7.55 million for the ten months ending October 31, 2024. As of October 31, 2024, Yerbaé’s debt-free net working capital was negative $3.07 million, with a cash balance of $0.19 million and a debt balance of $5.1 million. Thus, Yerbaé does not have sufficient cash to continue its operations and requires additional funding, the availability of which is uncertain.

Safety Shot has provided $0.5 million of the total agreed $3 million in bridge financing in connection with the Transaction. Safety Shot is expected to be able to provide sufficient funding to achieve business objectives, enhance brand positioning, and drive organizational growth.

Safety Shot has been successful in raising significantly more funding than Yerbaé in the 12 months preceding the date of the Evans & Evans Fairness Opinion. Since April 4, 2024, Safety Shot has secured approximately $9.5 million in gross proceeds.

The Termination Fee of $1,750,000, representing 11.6% of the transaction value, is at the high end of the industry norm for similar transactions, which limits the opportunity for a superior offer upon announcement of the Transaction.

The implied Exchange Ratio of 0.2918 implies a premium ranging from 106.0% (based on 10-day VWAP) to 146.3% (based on 30-day VWAP) which implies the Transaction is accretive to the shareholders of Yerbaé as of December 30, 2024, the date of the Evans & Evans Fairness Opinion.

Safety Shot’s market capitalization is approximately seven times that of Yerbaé, and the liquidity of Safety Shot’s common shares on the Nasdaq is significantly higher than that of Yerbaé Shares on the TSXV.

130

Evans & Evans considered the ability of the Yerbaé Shareholders to receive greater than the value implied by the Exchange Ratio in the market. As outlined in the table below, the Transaction implies a value of $0.253 per Yerbaé Share for Yerbaé based on Safety Shot’s 20-day VWAP as of December 30, 2024, the date of the Evans & Evans Fairness Opinion. Evans & Evans conducted a review of Yerbaé’s trading price to determine how many shares of Yerbaé had traded above the value implied by the Exchange Ratio. As can be seen from the table below, most of the shares that traded above the value implied by the Exchange Ratio were traded in the180 days preceding the date of the Evans & Evans Fairness Opinion. In the 180 days preceding the date of the Evans & Evans Fairness Opinion, the number of shares that traded above the proposed consideration were less than 3.0% of Yerbaé’s issued and outstanding shares. Accordingly, the ability of a significant number of Yerbaé Shareholders to monetize their common shares at prices above the value implied by the Transaction is limited.

Opinion of Newbridge Securities Corporation

Newbridge is acting as financial advisor to Safety Shot in connection with the transactions contemplated by the Arrangement Agreement. At a meeting of the Safety Shot Board held on January 7, 2025 to evaluate the Arrangement Agreement, Newbridge delivered to the Safety Shot Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated January 7, 2025, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the Consideration was fair, from a financial point of view, to Safety Shot and the Safety Shot Stockholders. Newbridge did not express any view on, and the Newbridge Fairness Opinion did not address, any other term or aspect of any other agreements or arrangements contemplated by the Arrangement Agreement or the Plan of Arrangement or entered into or amended in connection with the transactions contemplated thereby. For purposes of the Newbridge Fairness Opinion, (i) the term “Consideration” refers to a fraction of a Safety Shot Share equal to the Exchange Ratio, and (ii) the term “Exchange Ratio” means the number, rounded down to the nearest five decimal places, that is equal to the quotient obtained when (a) 20,000,000 is divided by (b) the aggregate number of Yerbaé Shares issued and outstanding immediately prior to the Effective Time (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), which quotient as of immediately prior to the execution of the Arrangement Agreement was calculated to be 0.2918 based on the capitalization of Yerbaé as provided by management of Yerbaé.

131

The full text of the Newbridge Fairness Opinion is attached to this Joint Proxy Statement/Circular as Appendix “F-2” and is incorporated into this Joint Proxy Statement/Circular by reference. The description of the Newbridge Fairness Opinion set forth in this Joint Proxy Statement/Circular is qualified in its entirety by reference to the full text of such opinion. Safety Shot Stockholders are encouraged to read the Newbridge Fairness Opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Newbridge in connection with the Newbridge Fairness Opinion. The Newbridge Fairness Opinion was addressed to the Safety Shot Board, was only one of many factors considered by the Safety Shot Board in its evaluation of the transactions contemplated by the Arrangement Agreement and only addresses the fairness, from a financial point of view and as of January 7, 2025, of the Consideration to Safety Shot. The Newbridge Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to Safety Shot, nor does it address the underlying business decision of Safety Shot to proceed with the transactions contemplated by the Arrangement Agreement. The Newbridge Fairness Opinion was directed to and for the information of the Safety Shot Board only (in its capacity as such) in connection with its evaluation of the transactions contemplated by the Arrangement Agreement and does not constitute advice or a recommendation to the Safety Shot Board, any Safety Shot Stockholder or any other person as to how the Safety Shot Board, such Safety Shot Stockholder or such other person should vote with respect to the transactions contemplated by the Arrangement Agreement or otherwise act on any other matter with respect to the Arrangement Agreement. The Newbridge Fairness Opinion is being included in this Joint Proxy Statement/Circular by Safety Shot as part of the disclosure to Safety Shot Stockholders as it was one of the factors considered by the Safety Shot Board in its evaluation of the Arrangement and is not being included by Yerbaé for the benefit of Yerbaé Shareholders. The Newbridge Fairness Opinion was necessarily based on securities, economic, market and monetary conditions prevailing on, and the information made available to Newbridge, as of January 7, 2025, the date of its opinion. Subsequent developments may affect the conclusions expressed in the Newbridge Fairness Opinion if such opinion were rendered as of a later date. Newbridge assumes no responsibility for updating, revising or reaffirming its opinion or otherwise commenting upon any events occurring after the date of the Newbridge Fairness Opinion.

Safety Shot retained Newbridge to act as its financial advisor in connection with the Business Combination. Newbridge, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Safety Shot selected Newbridge to act as its financial advisor in connection with the Business Combination on the basis of Newbridge’s experience in similar transactions and its reputation in the investment community.

On January 7, 2025, at a meeting of the Board held to evaluate the Business Combination, Newbridge delivered to the Safety Shot Board a presentation, and was confirmed by delivery of a written opinion, dated January 7, 2025, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its written opinion, the Total Consideration to be paid to the stockholders of Yerbaé Brands Corp. (TSXV:YERB.U) , is fair, from a financial point of view, to Safety Shot’s shareholders (the “Opinion”). Newbridge used the date of January 7, 2025, because that is the closing trading date of Safety Shot before Safety Shot and Yerbaé signed and made public a signed Letter of Intent which shall contain substantially the same terms as in the Arrangement Agreement.

The full text of Newbridge’s written opinion to the Safety Shot Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex F-2 hereto and is incorporated by reference herein in its entirety. The following summary of Newbridge’s opinion is qualified in its entirety by reference to the full text of the opinion. Newbridge delivered its opinion to the Safety Shot Board for the benefit and use of the Safety Shot Board (in its capacity as such) in connection with and for the purposes of its evaluation of the Business Combination from a financial point of view. Newbridge’s opinion also does not address the relative merits of the Business Combination as compared to any alternative business strategies or transactions that might exist for Safety Shot, or the underlying business decision of Safety Shot whether to proceed with those business strategies or transactions.

132

In connection with rendering its opinion, Newbridge, among other things:

●	considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

●	reviewed various drafts of the Arrangement Agreement;

●	reviewed Safety Shot’s publicly available last eleven fiscal quarters of historical financial results, (Q1-2022 - Q3-2024);

●	reviewed publicly available financial information of Safety Shot filed with the U.S. Securities & Exchange Commission, including its Form 10-Ks and 10-Qs, and certain reports on material events filed on Forms 8-K between January 1, 2022, through January 7, 2025;

●	conducted discussions with Safety Shot’s management team to better understand Safety Shot’s recent business history, and near-term financials;

●	reviewed publicly available financial information of Yerbaé filed with the TSXV, including its release of new corporate presentations, new announcements, and its trading history between January 1st, 2022, through January 7, 2025;

●	conducted discussions with Yerbaé’s management team to better understand Yerbaé’s recent business history, review of near-term financial projections and drivers of growth;

●	performed a Public Company Comparable analysis of similar companies to Yerbaé, that included variables such as companies trading on a U.S. Stock Exchange, and have businesses in the Function Beverage sector to attain 2025E Enterprise Value / Revenue multiples; and

●	performed an M&A transaction comparable analysis of similar companies to Yerbaé that operate globally, and operate in the “non-alcoholic beverages” sector, to derive certain Implied Enterprise Value / Revenue multiples.

In conducting its review and arriving at its opinion, Newbridge did not independently verify any of the foregoing information and Newbridge assumed and relied upon such information being accurate and complete in all material respects, and Newbridge further relied upon the assurances of management of Safety Shot that they are not aware of any facts that would make any of the information reviewed by Newbridge inaccurate, incomplete or misleading in any material respect. In addition, Newbridge has not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities, including any ongoing litigation and administrative investigations, if any, of Safety Shot, nor has Newbridge been furnished with any such valuation or appraisal. In addition, Newbridge has not assumed any obligation to conduct, nor has it conducted, any physical inspection of the properties or facilities of Yerbaé.

The issuance of Newbridge’s opinion was approved by an authorized internal committee of Newbridge. Newbridge’s opinion is necessarily based on economic, market and other conditions as they exist and can be evaluated on, and the information made available to it on, the date thereof. Newbridge expressed no opinion as to the underlying valuation, future performance or long-term viability of Safety Shot and its successors. Further, Newbridge expressed no opinion as to what the value of the Safety Shot Shares actually will be when the Business Combination is consummated or the prices at which the Safety Shot Shares will trade at any time. It should be understood that, although subsequent developments may affect Newbridge’s opinion, Newbridge does not have any obligation to update, revise or reaffirm its opinion and has expressly disclaimed any responsibility to do so.

133

The following represents a brief summary of the material financial analyses reviewed by the Safety Shot Board and performed by Newbridge in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Newbridge, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Newbridge. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Newbridge.

Financial Analyses. Newbridge employed various methods to analyze the range of Implied Equity Values of Yerbaé.

Comparable Public Company Analysis

To calculate the implied equity value of the operating business, Newbridge first obtained the 2025E Enterprise Value / Revenue multiples from a total of six (6) comparable public companies identified by Newbridge that most resembled Yerbaé’s business, and applied to Yerbaé’s 2025 Revenue estimates.

The public company comparables were selected using the following criteria: (i) listed on a major Stock Exchange in the United States (ii) operates in the “functional beverage” sector, and (iii) had forecasted Sales data for 2025.

The average 2025E EV/Revenue multiples for the “functional beverage” sector was 4.1x and that was then multiplied by Yerbaé’s 2025E Revenue estimate of $11.0M, to derive an Enterprise Value of $45.4M.

The Net Debt (of $4.3M) was added (+0.3M in cash and -$4.6M in Debt) to the Enterprise Value to obtain an Implied Equity Value using this analysis of $41.1M.

The table below summarizes certain observed historical and projected financial performance and trading multiples of the selected public companies were sourced from S&P Capital IQ data as of January 7, 2025.

Comparable Public Company Analysis Industry - Function	1/7/2025		Balance Sheet		Income Statement	Valuation Multiples
Beverages	Stock	Stock	Market	Enterprise	Revenue	EV / Revenue
Company Name	Symbol	Price	Capitalization	Value	2025E	2025E
Monster Beverage Corporation	NasdaqGS:MNST	$51.60	$50,133.40	$49,316.30	$8,082.50	6.1	x
Keurig Dr Pepper Inc.	NasdaqGS:KDP	$30.70	$41,616.00	$57,873.00	$16,166.50	3.6	x
BellRing Brands, Inc.	NYSE:BRBR	$72.60	$9,345.70	$10,114.20	$2,295.00	4.4	x
Celsius Holdings, Inc.	NasdaqCM:CELH	$29.20	$6,862.90	$6,789.50	$1,578.50	4.3	x
National Beverage Corp.	NasdaqGS:FIZZ	$42.90	$4,014.20	$3,946.90	$1,207.60	3.3	x
The Vita Coco Company, Inc.	NasdaqGS:COCO	$34.00	$1,929.50	$1,772.80	$568.80	3.1	x
					AVERAGE	4.1	x

Source: S&P Capital IQ as of January 7, 2025

Precedent Transaction Company Analysis

Newbridge analyzed the last ~6 years (since January 2018) of M&A transaction data in the “non-alcoholic beverage” sector to find similar transactions where the targets being acquired most resembled Yerbaé’s business. The universe of transactions where there were similarities to Yerbaé’s business, and where financial data was recorded for the transaction value was generally limited, as is usually the case versus Public Comparables.

134

The criteria used for the selected transactions were those in which the targets most resembled the Yerbaé transaction, and included (i) targets that were in the “non-alcoholic beverage” sector, (ii) no geographical limitations to where the targets had corporate headquarters, (iii) transactions wherein the identified the EV/Revenue multiple was known.

The EV/Revenue multiple for the “non-alcoholic beverage” industry was 3.9x and that was then multiplied by Yerbaé’s 2025E Revenue estimate of $11.0M, to derive an Enterprise Value of $42.6M.

The Net Debt (of $4.3M) was added (+0.3M in cash and -$4.6M in Debt) to the Enterprise Value to obtain an Implied Equity Value using this analysis of $38.3M.

Miscellaneous

The discussion set forth above is a summary of the material financial analyses presented by Newbridge to the Safety Shot Board in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Newbridge believes that its analyses summarized above must be considered as a whole. Newbridge further believes that selecting portions of its analyses and the factors considered, or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Newbridge’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

The estimates of the future performance of Safety Shot in or underlying Newbridge’s analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Newbridge’s analysis. The analysis does not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the valuations resulting from, the analysis described above are inherently subject to substantial uncertainty and should not be taken to be Newbridge’s view of the actual value of the Safety Shot Share.

Conclusion

The values derived from the different analyses that Newbridge used show a range between $38.3M to $41.1M.

135

The Total Consideration (which is a combination of the Share Exchange Consideration of $14.8M and the Cash Consideration of $3.0M) to be received by the shareholders of Yerbaé of $17.8M is below the valuation range of the Analyses.

Based upon and subject to the forgoing, it is Newbridge’s Opinion that, as of the date of January 7, 2025, the Total Consideration to be paid by Safety Shot is fair, from a financial point of view, to Safety Shot’s common stockholders.

The type and amount of consideration payable in the Business Combination was determined through negotiations between Safety Shot and Yerbaé, and was approved by the Safety Shot Board. The decision to enter into the Business Combination Agreement was solely that of the Safety Shot Board. As described above, Newbridge’s opinion and analyses was only one of many factors considered by the Safety Shot Board in its evaluation of the Business Combination and should not be viewed as determinative of the views of the Safety Shot or Yerbaé’s management with respect to the Business Combination.

Fees and Expenses

As compensation for Newbridge’s services in connection with the rendering of its Opinion to the Board, Safety Shot agreed to pay Newbridge a fee of $50,000. $5,000 of the fee was paid as a retainer, and $45,000 was paid upon delivery of the Opinion. No portion of Newbridge’s fee is refundable or contingent upon the conclusion reached in the Opinion.

Summary of Certain Yerbaé Financial Projections

In connection with its consideration and evaluation of the Arrangement, management of Safety Shot prepared and provided to the Safety Shot Board, prior to finalizing the Arrangement Agreement, certain financial and other projections with respect to Yerbaé summarized below (collectively, the “Projections”). The Projections were also provided to Newbridge by management of Safety Shot and, at the direction and with the approval of the Safety Shot Board, were used by Newbridge in connection with the Newbridge Fairness Opinion and performing the related financial analyses as described in “Description of the Arrangement — Opinion of Newbridge”. The Projections and the disclosure related thereto is being provided on behalf of Safety Shot to Safety Shot Stockholders due to such Projections being provided to the Safety Shot Board and Newbridge’s use of the Projections at the direction of the Safety Shot Board in connection with the Newbridge Fairness Opinion.

Safety Shot did not prepare the Projections with a view toward public disclosure or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Safety Shot’s independent registered public accounting firm, nor any other independent accountants, have reviewed the Projections or compiled, examined or performed any procedures with respect to the Projections, nor has any of them expressed any opinion or any other form of assurance on the Projections or the achievability of the results reflected in the Projections, and none of them assumes any responsibility for, and each of them disclaims any association with, the Projections. Consequently, the inclusion of the Projections should not be regarded as an indication that the Safety Shot Board, management of Safety Shot, Safety Shot, Newbridge or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future results.

136

The Projections were prepared based on certain financial and other information regarding Yerbaé available to management of Safety Shot prior to finalizing the Arrangement Agreement on January 7, 2025. In developing the Projections, Yerbaé applied judgment and discretion as well as a number of assumptions in respect of future matters that impact the Projections. The Projections, and the assumptions, opinions and judgments applied in developing the Projections, were based on then best estimates of management of Yerbaé and were not the subject of independent verification. As such, there can be no assurance that such assumptions, opinions or judgments are correct, nor that the Projections will be achieved. The Projections do not reflect subsequent estimates, including estimates related to annual pre-tax synergies, supply chain efficiencies and full potential improvements, following entry into the Arrangement Agreement. As a result, the Projections may not be an accurate representation of equivalent measures as at the date of this Joint Proxy Statement/Circular. Safety Shot and Yerbaé, respectively, can give no assurance that, had the Projections been prepared either as of the date of the Arrangement Agreement or as of the date of this Joint Proxy Statement/Circular, similar assumptions, estimates, opinions and judgments would be used.

Projected Yerbaé 2025 Estimated Revenue

For the Year Ending December 31,
(US$)	2025E
Revenue	$11,000,000

Important Information About the Projections

The Projections are not being included in this Joint Proxy Statement/Circular to influence a Safety Shot Stockholder’s decision whether to approve the Safety Shot Proposals, but is being included to provide Safety Shot Stockholders with the Projections that were made available to the Safety Shot Board and Newbridge. The inclusion of the Projections in this Joint Proxy Statement/Circular should not be regarded as an indication that Safety Shot, Yerbaé or any of their respective affiliates, officers, directors, advisors or other representatives or any other recipient of this information considered or now considers the Projections to be necessarily predictive of actual future events or events which have occurred since the date of the Projections, and the Projections should not be relied upon as such. None of Safety Shot, Yerbaé or any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance that actual results will not differ materially from the Projections. None of Safety Shot, Yerbaé or any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any Safety Shot Stockholder regarding the ultimate performance of Safety Shot, Yerbaé or the Combined Company compared to the information contained in the Projections or that the Projections will be achieved.

The Projections, while presented with numerical specificity, reflect numerous variables, estimates and assumptions as to future events made by management of Safety Shot that such management believed were reasonable at the respective times that the Projections were prepared, taking into account the relevant information available to such management at the respective times of preparation. However, such variables, estimates and assumptions are inherently uncertain and beyond the control of management of Safety Shot, including, among other things, Safety Shot’s, Yerbaé’s and the Combined Company’s future financial performance, industry performance and activity, general business, economic, regulatory, market and financial conditions and competition, as well as changes to the business, financial condition or results of operations of such company, including the factors described under “Information Concerning Forward-Looking Statements”, and the risks and uncertainties described under “Risk Factors”, any of which may cause the Projections or their respective underlying assumptions to be inaccurate. Some or all of the assumptions which have been made regarding, among other things, the timing of certain occurrences or impacts, may change or may have changed since the respective dates when the Projections were prepared. The Projections also reflect assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and further or future business developments. Safety Shot has not updated and, except as may be required by applicable law, does not intend to update or otherwise revise the Projections to reflect circumstances existing after the respective date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions on which the Projections were based are shown to be in error. There can be no assurance that the results reflected in any of the Projections will be realized or that actual results will not materially vary from the Projections. In addition, since the Projections cover multiple years, such information by its nature becomes less predictive with each successive year. No one has made or makes any representation to any stockholder or any other investor regarding the information included in the Projections.

137

In light of the foregoing and the uncertainties inherent in the Projections, and considering that the Safety Shot Meeting will be held long after the Projections were prepared, Safety Shot Stockholders and other investors are cautioned not to place undue, if any, reliance on the Projections.

Interests of Yerbaé’s Directors and Management in the Arrangement

In considering the recommendation of the Yerbaé Board with respect to the Arrangement, Yerbaé Shareholders should be aware that certain directors and executive officers of Yerbaé may have interests in connection with the Arrangement or may receive benefits in connection therewith that differ from, or are in addition to, the interests of Yerbaé Shareholders generally, including that certain executive officers of Yerbaé will become members of the management of Safety Shot after completion of the Arrangement, which may present them with actual or potential conflicts of interest in connection with the Arrangement. The Yerbaé Board are aware of these interests and considered them along with other matters described herein.

Other than the interests and benefits described below and elsewhere in this Joint Proxy Statement/Circular, none of the directors or executive officers of Yerbaé or, to the knowledge of the directors and executive officers of Yerbaé, any of their respective associates or affiliates, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon in connection with the Arrangement or that would materially affect the Arrangement.

Intentions of Directors and Executive Officers

As of the date of this Joint Proxy Statement/Circular, the officers and directors of Yerbaé beneficially own, directly or indirectly, or exercise control or direction over, in the aggregate, 21,910,916 Yerbaé Shares, representing approximately, on a non-diluted basis, 32.63% of the issued and outstanding Yerbaé Shares.

All of the Yerbaé Shares held by the officers and directors of Yerbaé will be treated in the same fashion under the Arrangement as Yerbaé Shares held by all other Yerbaé Shareholders. All of the Yerbaé Options, Yerbaé RSUs and Yerbaé PSUs (if any) held by the officers and directors of Yerbaé will be treated in the same fashion under the Arrangement as such awards held by all other employees of Yerbaé. For greater detail on the treatment of such equity awards, see “Description of the Plan of Arrangement”.

As of the date of this Joint Proxy Statement/Circular, there were 6,278,634 Yerbaé Options granted and outstanding under the Incentive Plan, 461,956 of which are held by non-employee directors. If the Arrangement is consummated, each Yerbaé Option, whether vested or unvested, outstanding immediately prior to the Effective Time shall be, and shall be deemed to be, surrendered for cancellation and transferred to Safety Shot in consideration for the issuance by Safety Shot of an equal number of Replacement Options.

As of the date of this Joint Proxy Statement/Circular, there were nil Yerbaé PSUs held by non-employee directors of Yerbaé. If the Arrangement is consummated, each Yerbaé PSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé PSU will, without any further action by or on behalf of the holder of such Yerbaé PSU, be deemed to be settled and the holder thereof of such Yerbaé PSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé PSUs outstanding immediately prior to the Effective Time.

138

As of the date of this Joint Proxy Statement/Circular, there were 975,000 Yerbaé RSUs held by non-employee directors of Yerbaé. If the Arrangement is consummated, each Yerbaé RSU issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé RSU will, without any further action by or on behalf of the holder of such Yerbaé RSU, be deemed to be settled and the holder thereof of such Yerbaé RSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé PSUs outstanding immediately prior to the Effective Time.

Consideration to be Received by Directors and Officers

The following table sets out the names and positions of the directors and executive officers of Yerbaé as of May 5, 2025 and anyone who has been a director or executive officer since the beginning of Yerbaé’s last financial year, the number of Yerbaé Shares, Yerbaé Options, Yerbaé PSUs and Yerbaé RSUs owned or over which control or direction was exercised by each such individual and, where known after reasonable inquiry, by their respective associates or affiliates and the consideration to be received for such Yerbaé Shares, Yerbaé Options, Yerbaé PSUs and Yerbaé RSUs pursuant to the Arrangement.

Name	Position/ Title	Total Number of Yerbaé Shares		Total Number of Yerbaé Options	Estimated amount of Consideration Shares to be received in respect of Yerbaé Shares(1)	Total Number of Yerbaé PSUs	Total Number of Yerbaé RSUs
Todd Gibson	CEO and Director	10,440,968	(2)	1,619,565	3,046,674	-
Karrie Gibson	Interim CFO, COO and Director	10,136,621	(3)	1,542,391	2,957,866	-
Seth Smith	Vice President Sales	517,857		1,115,385	78,258		-
Renata Kubicek	Corporate Secretary	-		-	-	-	-
Nick Cranny	Former interim CFO	54,347		-	15,858	-	-
Rose Zanic	Director	315,361		-	186,857	-	325,000
Andrew Dratt	Director	375,109		-	204,291	-	325,000
Carl Sweat	Former Director	162,983		-	47,558	-	-
Maruf Raza(3)	Director	125,000		-	131,310	-	325,000
TOTAL		22,128,246		4,277,341	6,537,362		975,000

(1)	Based on an assumed aggregate of 20,000,000 Safety Shot Shares being issued in exchange for all of the issued and outstanding Yerbaé Shares immediately prior to closing of the Transaction.

(2)	Consists of: (a) 1,953,572 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Todd L. Gibson Trust Dated April 22, 2016, and (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Todd L. Gibson Trust Dated April 22, 2016.

(3)	Consists of: (a) 1,649,225 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Karrie L. Gibson Trust Dated April 22, 2016, and (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Karrie L. Gibson Trust Dated April 22, 2016.

(4)	In addition to the securities of Yerbaé noted above, Mr. Raza holds 35,700 Yerbaé Warrants exercisable at a price of $1.70 per Yerbaé Share until April 30, 2025 and 50 Convertible Debentures that mature on April 30, 2025 and are convertible into Yerbaé Shares at a conversion price of $1.40 per Yerbaé Share. Yerbaé has obtained consent from more than two-thirds of the beneficial holders of outstanding Convertible Debenture to extend the maturity date by 90 days. As of the date of this Joint Proxy Statement/Circular, the Convertible Debentures are in technical default because the extension of the maturity date has not yet been formalized according to the terms of the convertible debenture indenture governing the Convertible Debentures.

139

Interests of Safety Shot’s Directors and Management in the Arrangement

None of the members of the Safety Shot Board or Safety Shot’s management team is party to an arrangement with Safety Shot, or participates in any Safety Shot plan, program or arrangement, that provides such member with financial incentives that are contingent upon the consummation of the Arrangement. All six members of the Safety Shot Board will continue as directors of the Combined Company and Safety Shot’s existing management team will continue to lead the company, with Yerbaé’s leadership team assuming secondary management roles, with Jarrett Boon serving as Chief Executive Officer, immediately after the consummation of the Arrangement. Information about the Safety Shot Board and management team can be found in Safety Shot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed on March 28, 2025 with the SEC, as amended and as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are incorporated by reference into this Joint Proxy Statement/Circular.

Court Approval

The Transaction under the BCBCA such as the Arrangement being proposed pursuant to the Arrangement Agreement requires Court approval.

Interim Order

On April 30, 2025, Yerbaé obtained the Interim Order providing for the calling and holding of the Meeting and certain other procedural matters. A copy of the Interim Order is attached as Appendix “D” to this Joint Proxy Statement/Circular.

Final Order

Subject to the terms of the Arrangement Agreement, if the Yerbaé Arrangement Resolution is approved at the Yerbaé Meeting by the Yerbaé Shareholders, as provided for in the Interim Order and as required by applicable law, then as soon as reasonably practicable thereafter, Yerbaé will diligently pursue and take all steps necessary or desirable to have the hearing before the Court of the application for the Final Order pursuant to the BCBCA.

The application for the Final Order approving the Arrangement is anticipated to be schedule for June 18, 2025 at 10:00 a.m. (Vancouver time), or soon thereafter as counsel may be heard, at 800 Smithe Street, Vancouver, British Columbia, Canada, V6Z 2E1 or at any other date and time as the Court may direct. Any Yerbaé Shareholder or any other interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a notice of appearance no later than 5:00 p.m. (Vancouver time) two (2) business days prior to the date of the application of the Final Order, along with any other documents required, all as set out in the Interim Order, the text of which are set out in Appendix “D” to this Joint Proxy Statement/Circular, and satisfy any other requirements of the Court. Such Persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned then, subject to further order of the Court, only those Persons having previously filed and served a notice of appearance will be given notice of the adjournment.

Yerbaé has been advised by its counsel, Cozen O’Connor LLP, that the Court has broad discretion under the BCBCA when making orders with respect to the Arrangement and that the Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on Depending upon the nature of any required amendments, Yerbaé and/or Safety Shot may determine not to proceed with the Transaction.

140

The Combined Company Shares to be issued under the Arrangement have not been and will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States in reliance upon the exemption from registration under the U.S. Securities Act provided by Section 3(a)(10) thereof. However, Section 3(a)(10) of the U.S. Securities Act does not exempt securities issued in connection with the exercise of convertible or derivative securities that were originally exempt from the registration requirements the U.S. Securities Act pursuant to Section 3(a)(10) of the U.S. Securities Act or under applicable Securities Laws of any state of the United States. The Court will be advised at the hearing of the application for the Final Order that if the terms and conditions of the Transaction, and the fairness thereof, are approved by the Court, pursuant to Section 3(a)(10) of the U.S. Securities Act, the Combined Company Shares to be issued under the Arrangement will not require registration under the U.S. Securities Act. Accordingly, Yerbaé and Safety Shot expect that the Final Order of the Court will, if granted, constitute a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the distribution of Combined Company Shares in connection with the Arrangement. For more information, see below “United States Securities Law Matters”.

For further information regarding the Court hearing and your rights in connection with the Court hearing, see the Interim Order attached hereto at Appendix “D” to this Joint Proxy Statement/Circular. If you would like any additional information with respect to the Interim Order or final petition for the hearing of the Final Order, please contact Yerbaé.

Letter of Transmittal

A letter of transmittal has been mailed, together with this Joint Proxy Statement/Circular, to each person who was a Registered Yerbaé Shareholder on the Yerbaé Record Date. Each Registered Yerbaé Shareholder must forward a properly completed and signed letter of transmittal, with accompanying Yerbaé Share certificate(s) and all other required documents, as applicable as set out in the letter of transmittal, in order to receive the Consideration to which such Yerbaé Shareholder is entitled under the Arrangement. It is recommended that Yerbaé Shareholders complete, sign and return the letter of transmittal with accompanying Yerbaé Share certificate(s) to the Depositary as soon as possible. For more information, see “Exchange Procedure”.

Each Registered Yerbaé Shareholder acknowledges that the risk of loss of Yerbaé Shares when depositing the share certificate(s) representing their Yerbaé Shares will pass only upon proper receipt thereof by the Depositary. Accordingly, any use of the mail to transmit a share certificate representing Yerbaé Shares and a related letter of transmittal is at the risk of the Yerbaé Shareholder. If these documents are mailed, it is recommended that first-class or registered insured mail is used with return receipt requested.

Whether or not Yerbaé Shareholders forward the share certificate(s) representing their Yerbaé Shares, upon completion of the Arrangement on the Effective Date, Yerbaé Shareholders will cease to be Yerbaé Shareholders as of the Effective Date and will only be entitled to receive that number of Safety Shot Shares to which they are entitled under the Arrangement or, in the case of Yerbaé Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Yerbaé Shares in accordance with the dissent procedures and the Interim Order. For more information, see “Dissent Rights of Yerbaé Shareholders”.

The instructions for exchanging share certificates(s) representing Yerbaé Shares and depositing such share certificate(s) with the Depositary are set out in the letter of transmittal and should be reviewed carefully. The letter of transmittal also provides instructions in respect of lost certificates. For information, see “Exchange Procedure”.

141

Any letter of transmittal, once deposited with the Depositary, will be irrevocable and may not be withdrawn by a Yerbaé Shareholder except that all letters of transmittal will be automatically revoked if the Depositary is notified in writing by Yerbaé and Safety Shot that the Arrangement Agreement has been terminated, or if the Arrangement is not completed. If a letter of transmittal is automatically revoked, the share certificate(s) for the Yerbaé Shares received with the letter of transmittal will be promptly returned to the Yerbaé Shareholder submitting the same at the address specified in the letter of transmittal.

Regulatory Law Matters and Securities Law Matters

Other than the Final Order and the necessary conditional approvals of the NASDAQ having been obtained (including approval of the listing and posting for trading on the NASDAQ of the Combined Company Shares to be issued pursuant to the Transaction), Yerbaé is not aware of any material approval, consent or other action by any federal, provincial, state or foreign government or any administrative or regulatory agency that would be required to be obtained in order to complete the Transaction. In the event that any such approvals or consents are determined to be required, such approvals or consents will be sought, although any such additional requirements could delay the Effective Date or prevent the completion of the Transaction. While there can be no assurance that any regulatory consents or approvals that are determined to be required will be obtained, Yerbaé currently anticipates that any such consents and approvals that are determined to be required will have been obtained or otherwise resolved by the Effective Date, which, subject to receipt of the approval of the Arrangement Resolutions by the Yerbaé Shareholders, receipt of the Final Order and the satisfaction or waiver of all other conditions specified in the Arrangement Agreement, is expected to occur on or before June 19, 2025.

Canadian Securities Law Matters

Each Yerbaé Shareholder is urged to consult such Yerbaé Shareholder’s professional advisors to determine the Canadian conditions and restrictions applicable to trades in Combined Company Shares.

Status under Canadian Securities Laws

Yerbaé is a reporting issuer in British Columbia and Alberta. The Yerbaé Shares are currently quoted on the TSXV under the symbol “YERB.U”. If the Arrangement is completed, Safety Shot intends to have the Yerbaé Shares delisted from the TSXV and deregistered under the U.S. Exchange Act.

Distribution and Resale of Combined Company Shares under Canadian Securities Laws

The distribution of the Combined Company Shares will constitute a distribution of securities which is exempt from the prospectus requirements of Canadian Securities Laws and is exempt from or otherwise is not subject to the registration requirements under applicable securities laws. The Combined Company Shares received pursuant to the Transaction will not be legended under applicable securities laws and may be resold through registered dealers in each of the provinces of Canada provided that (i) the trade is not a “control distribution” as defined in National Instrument 45-102 – Resale of Securities, (ii) no unusual effort is made to prepare the market or to create a demand for the Combined Company Shares, (iii) no extraordinary commission or consideration is paid to a Person in respect of such trade, and (iv) if the selling security holder is an insider or officer of the Combined Company, the selling security holder has no reasonable grounds to believe that the Combined Company is in default of applicable securities laws.

Each Yerbaé Shareholder is urged to consult such Yerbaé Shareholder’s professional advisors to determine the Canadian conditions and restrictions applicable to trades in the Combined Company Shares.

142

United States Securities Law Matters

The following discussion is a general overview of certain requirements of federal United States securities laws that may be applicable to U.S. Yerbaé Shareholders. The discussion is based in part of non-binding interpretations and no-action letters provided by the staff of the SEC, which do not have the force of law. All U.S. Yerbaé Shareholders are urged to consult with their own legal counsel to ensure that any subsequent resale of securities complies with applicable securities laws of the United States.

The following discussion does not address the applicable securities laws of Canada that will apply to the issue or resale of Combined Company Shares within Canada. Yerbaé Shareholders reselling their securities in Canada must comply with applicable securities laws of Canada, as outlined elsewhere in this Joint Proxy Statement/Circular.

Status under U.S. Securities Laws

The Combined Company will apply to have the Combined Company Shares listed on the NASDAQ.

Exemption Relied Upon from the Registration Requirements of the U.S. Securities Act

The Combined Company Shares to be issued pursuant to the Arrangement will not be registered under the provisions of the U.S. Securities Act or the applicable securities laws of any state of the United States in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof. Section 3(a)(10) of the U.S. Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court or authorized governmental entity, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all Persons to whom the securities will be issued have the right to appear and receive timely notice thereof. Section 3(a)(10) of the U.S. Securities Act does not exempt securities issued in connection with the exercise of convertible or derivative securities that were originally exempt from the registration requirements the U.S. Securities Act pursuant to Section 3(a)(10) of the U.S. Securities Act or under applicable Securities Laws of any state of the United States.

Resales of the Combined Company Shares after the Effective Date

The Combined Company Shares to be held by former Yerbaé Shareholders following completion of the Transaction and full satisfaction of the conditions set forth by the SEC with respect to an exemption under Section 3(a)(10) will be freely tradable in the U.S. under federal United States Securities Laws, except by Persons who are Affiliates of the Combined or who have been Affiliates of Safety Shot within 90 days of the Effective Date (and any party to the Transaction Agreement (other than Safety Shot) and to any Person who is an Affiliate of such party at the time the Transaction is submitted for vote, if any party to the Transaction is a shell company, as contemplated under applicable securities laws of the United States). Persons who may be deemed to be Affiliates of an issuer include individuals or entities that control, are controlled by, or are under common control with, the issuer, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer. Any resale of such Combined Company Shares by such an Affiliate may be subject to the registration requirements of the U.S. Securities Act and applicable state securities laws, absent an exemption therefrom (including the exemption provided by Rule 144, discussed below).

143

Resales by Affiliates of the Combined Company outside the U.S. under Regulation S

Under Rule 904 of Regulation S under the U.S. Securities Act, Persons who are deemed Affiliates of the Combined Company following the Effective Date solely by virtue of their status as an officer or director of the Combined Company may resell their Combined Company Shares, as applicable, outside the United States in an “offshore transaction” (which would include a sale through the physical trading floor of an established non-U.S. stock exchange or through the facilities of certain specified non-U.S. stock exchanges; provided that neither the seller (nor any Person acting on behalf of the seller) knows that the transaction has been prearranged with a buyer in the United States) if neither the seller, an Affiliate nor any Person acting on behalf of the seller engages in “directed selling efforts,” in the United States, including any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the securities being offered, and no selling commission, fee or other remuneration is paid in connection with such sale other than a usual and customary broker’s commission. In addition, with respect to any holder of Combined Company Shares who is an Affiliate of such entity upon completion of the Arrangement other than by virtue of such Person’s status as an officer or director of such entity, additional restrictions apply.

Resales by Affiliates of the Combined Company in the U.S.

Persons who are Affiliates of Combined Company or who have been Affiliates of Safety Shot within 90 days of the Effective Date, and who wish to sell their Combined Company Shares in the United States, will need to avail themselves of an exemption from registration under the U.S. Securities Act, if any (absent an effective resale registration statement filed under the U.S. Securities Act).

Exercise of the Combined Company Options and the Combined Company Warrants

The Yerbaé Options and Yerbaé Warrants being assumed by the Combined Company at the Effective Time may not be exercised in the United States or by or on behalf of a “U.S. person” (as defined in Rule 902(k) of Regulation S under the U.S. Securities Act), unless an exemption from registration under the U.S. Securities Act is available. Prior to the issuance of any shares pursuant to any such exercise, the Combined Company may require the delivery of an opinion of counsel or other evidence or certifications reasonably satisfactory to the Combined Company to the effect that the issuance of such shares does not require registration under the U.S. Securities Act. Any such exercise must also comply with applicable state securities laws.

Notwithstanding the above, the Yerbaé Options being assumed and exchanged by the Combined Company at the Effective Time and the Combined Company Shares issuable upon exercise of such Yerbaé Options being assumed and exchanged by Safety Shot, the Combined Company shall use its commercially reasonable efforts to file with the SEC and cause a registration statement on Form S-8 or such other appropriate form to be declared effective as soon as practicable following the Effective Date.

The foregoing discussion is only a general overview of certain requirements of United States Securities Laws applicable to the securities received upon completion of the Transaction. All holders of such securities are urged to consult with counsel to ensure that the resale of their securities complies with applicable United States Securities Laws.

144

Treatment of Outstanding Yerbaé Convertible Securities

Incentive Awards of Yerbaé

At the Effective Time, (i) each Yerbaé PSU Option issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé PSU will, without any further action by or on behalf of the holder of such Yerbaé PSU, be deemed to be settled and the holders of such Yerbaé PSUs will be issued a number of Yerbaé Shares equal to the number of Yerbaé PSU s outstanding immediately prior to the Effective Time; (ii) each Yerbaé RSU Option issued under the Incentive Plan that is outstanding immediately prior to the Effective Time (whether vested or unvested), will be deemed to be unconditionally fully vested, and thereafter such Yerbaé RSU will, without any further action by or on behalf of the holder of such Yerbaé RSU, be deemed to be settled and the holder thereof of such Yerbaé RSU will be issued such number of Yerbaé Shares equal to the number of Yerbaé RSUs outstanding immediately prior to the Effective Time; and (iii) each Yerbaé Option issued under the Incentive Plan (whether vested or unvested) outstanding immediately prior to the Effective Time, will be deemed to be exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase Safety Shot Shares. The number of Safety Shot Shares underlying each Replacement Option will equal the number of Safety Shot Shares underlying the Replaced Option multiplied by the Exchange Ratio. The exercise price of each Replacement Option will equal the exercise price of the corresponding Replaced Option divided by the Exchange Ratio and each Replacement Option will be fully vested.

Warrants and Debentures of Yerbaé

At the Effective Time, Safety Shot will assume all obligations of Yerbaé in connection with all outstanding Yerbaé Warrants and the Convertible Debentures. Upon exercise or conversion, as applicable, the holder will be entitled to receive, in substitution for the number of Yerbaé Shares originally issuable under the terms of such Yerbaé Warrant or Convertible Debenture, a number of Safety Shot Shares, adjusted in accordance with the Exchange Ratio. The adjustment seeks to ensure that the value of the Yerbaé Warrants and Convertible Debentures is preserved in the context of the Arrangement, reflecting the exchange between Yerbaé and Safety Shots securities.

Yerbaé has obtained consent from more than two-thirds of the beneficial holders of outstanding Convertible Debenture to extend the maturity date by 90 days. As of the date of this Joint Proxy Statement/Circular, the Convertible Debentures are in technical default because the extension of the maturity date has not yet been formalized according to the terms of the convertible debenture indenture governing the Convertible Debentures.

Depositary

Yerbaé and Safety Shot have retained the services of the Depositary for the receipt of the letters of transmittal and the certificates representing Yerbaé Shares and for the delivery of the Consideration for the Yerbaé Shares under the Arrangement. The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including liabilities under securities laws and expenses in connection therewith.

Pro Forma Economic Ownership of the Combined Company

Upon completion of the transactions contemplated by the Arrangement Agreement, it is estimated that the Safety Shot Stockholders and Yerbaé Shareholders will own approximately 75.8% and 24.2%, respectively, on a fully diluted basis, of the outstanding economic interest in the Combined Company.

145

Accounting Treatment

The acquisition of Yerbaé by Safety Shot is expected to be accounted for as a business combination in accordance with Accounting Standards Codification Topic 805-10, Acquisition of a Business, because the acquired set of assets and activities include a substantive process. Accordingly, the cost of the net assets is expected to be allocated to the acquired assets and assumed liabilities based upon their relative fair values at the Effective Time. The excess fair value of net assets acquired over the fair value of the stock consideration provided by Safety Shot is expected to be recognized as goodwill in Safety Shot’s balance sheets.

Description of Safety Shot Indebtedness

On April 20, 2022, Safety Shot entered into a $1,500,000 loan agreement and a $500,000 loan agreement (collectively the “Loan Agreements”). Pursuant to the Loan Agreements, Safety Shot issued two convertible promissory notes in the principal amounts of $1,500,000 and $500,000 (the “Notes”). In connection with the Notes, Safety Shot issued Safety Shot Warrants for 1,100,000 Safety Shot Shares and 360,000 Safety Shot Shares and issued a total of 250,000 Safety Shot Shares as origination Safety Shot Shares. The Notes have an original issuance discount of five percent (5%), $10,000 in legal fees, an interest rate of eight percent (8%), and a conversion price of $2.79 per Safety Shot Share, subject to an adjustment downward if Safety Shot is in default of the terms of the Notes. The Safety Shot Warrants have a five (5) year term, an exercise price of $2.79 per Safety Shot Share, have a cashless conversion feature until such time as the Safety Shot Shares underlying the Safety Shot Warrants are included in an effective registration and certain anti-dilution protection. During the year ended December 31, 2023, the Notes were amended to change the conversion price of the Notes and exercise price of all outstanding Safety Shot Warrants was reduced to $0.93 pursuant to down round protection provisions in the loan and warrant agreements of Safety Shot and to extend the Notes to January 31, 2024. The change on the Notes conversion rate was a change from $2.79 and the change to the outstanding Safety Shot Share purchase warrant exercise price was on 500,000 warrants with $6.00 price, 1,460,000 at $2.79 and 800,000 at $1.00. The amendment was considered a material modification of the Notes and Safety Shot used extinguishment accounting to account for the change. The fair value of the additional Safety Shot Shares underlying the Note conversion and Safety Shot Share purchase warrant exercise using the reduced conversion and exercise price was measured using the Black-Scholes valuation model. The fair value of the conversion feature totals $923,603 and the fair value of the Safety Shot Warrants totals $196,730. The total loss on extinguishment of $1,120,333 has been included in other gains and losses. In December 2023, $430,331 of the $500,000 Note and accrued interest of $69,669 was converted into 537,634 Safety Shot Shares. On June 28, 2024, the Notes were amended to change the due date to September 30, 2024 and to allow Safety Shot Share purchase to pay the accrued interest in Safety Shot Shares. In consideration for the extension of the maturity date, Safety Shot agreed to assign 150,000 shares of SRM Entertainment, Inc. common stock held by Safety Shot to the note holder. These shares were valued at $189,000 and recorded as interest expense with a corresponding gain, which was valued at market price on the day of the agreement. Additionally, Safety Shot agreed to issue 330,957 Safety Shot Shares to pay $306,953 of accrued interest, which was valued at $1.04 per Safety Shot Share and was the fair market value of the stock on the date of the agreement. On July 1, 2024 330,957 Safety Shot Shares were issued against the common stock payable recorded at the end of June 30, 2024. In addition, on September 30, 2024, the note holder exercised its right to convert the full principal amount of $1,500,000 at the stated exercise price on the note of $.932 which resulted in the issuance of 1,655,803 of Safety Shot Shares.

During the year ended December 31, 2020, Safety Shot applied for and received $55,700 under the Economic Injury Disaster Loan Program (“EIDL”), which is administered through the Small Business Administration (“SBA”). During 2021, the SBA notified Safety Shot that the terms of the EIDL are a term of 30 years and an interest rate of 3.75%. As of the date hereof, the balance of the EIDL is approximately $49,607.

146

THE ARRANGEMENT AGREEMENT AND RELATED AGREEMENTS

The following is a summary of the principal terms of the Arrangement Agreement and related agreements. This summary does not purport to be complete and may not contain all of the information about the Arrangement Agreement or related agreements that is important to Yerbaé Shareholders and Safety Shot Stockholders. The rights and obligations of the parties are governed by the express terms and conditions of the Arrangement Agreement and the related agreements and not by this summary or any other information contained in this Joint Proxy Statement/Circular. This summary is qualified in its entirety by, in the case of the Arrangement Agreement, the complete text of the Arrangement Agreement, a copy of which is attached to this Joint Proxy Statement/Circular as Appendix “A” and is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov, and in the case of the Plan of Arrangement, the complete text of the Plan of Arrangement, a copy of which is attached at Appendix “B” to this Joint Proxy Statement/Circular and is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

Pursuant to the terms of the Arrangement Agreement, at the Effective Time, all of Yerbaé Shares then issued and outstanding immediately prior to the Effective Time (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time) will be acquired by Safety Shot in consideration for the right to receive an aggregate of 0.2918 Safety Shot Shares per Yerbaé Share, Yerbaé RSU or Yerbaé PSU, as applicable, for an aggregate of approximately 20 million Safety Shot Shares, based on the anticipated capitalization of Yerbaé at closing. Post closing of the Transaction, the Safety Shot Stockholders are expected to own approximately 75.8% and the Yerbaé Shareholders are expected to own approximately 24.2% of the Combined Company. Under the terms of the Arrangement Agreement, Safety Shot will acquire all of the issued and outstanding Yerbaé Shares (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), with each holder of Yerbaé Shares expected to receive 0.2918 of a Shot Share for each Yerbaé Share held.

Capitalized terms in this “The Arrangement Agreement and Related Agreements” section not defined herein have the meaning given to them in the Arrangement Agreement.

Consideration and Consideration Shares

Arrangement Consideration

Upon the Effective Time, holders of the Yerbaé Shares will be entitled to receive the Consideration pursuant to the Plan of Arrangement. The Exchange Ratio shall be 0.2918 of a Shot Share for each Yerbaé Share (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSUs, which will be settled immediately prior to the Effective Time), subject to certain adjustments set forth in the Arrangement Agreement.

Representations and Warranties

The Arrangement Agreement contains representations and warranties made by Yerbaé to Safety Shot, and by Safety Shot to Yerbaé, which are summarized below. These representations and warranties have been made by each party solely for the benefit of the other party and have been qualified by publicly available documents (excluding any disclosures that predictive, cautionary or forward-looking in nature) on EDGAR or SEDAR+, as applicable, and certain confidential disclosures that were made to the other party in connection with the negotiation of the Arrangement Agreement, which disclosures are not reflected in the Arrangement Agreement.

Moreover, information concerning the subject matter of the representations and warranties in the Arrangement Agreement were made as of specific dates specified therein and may have changed since the date of the Arrangement Agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.

The representations and warranties provided by Safety Shot in favor of Yerbaé relate to, among other things:

●	corporate organization, good standing and similar corporate matters, including qualification to do business under applicable law;

●	corporate power and authority to enter into the Arrangement Agreement and perform its obligations thereunder;

●	due execution, delivery and enforceability of the Arrangement Agreement;

147

●	the absence of conflicts with constating documents, breaches of contracts, liens upon assets and violations of applicable laws resulting from the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby;

●	compliance with applicable law;

●	the absence of required government authorization and approvals to enter into the Arrangement Agreement;

●	capitalization and equity securities;

●	bankruptcy;

●	registrant status and stock exchange compliance;

●	U.S. securities law matters;

●	timely filing of public documents and the absence of outstanding or unresolved comments with respect to public filings;

●	financial statements and financial reporting controls;

●	litigation matters;

●	the absence of undisclosed liabilities;

●	no restrictions on business;

●	intellectual property;

●	the absence of certain changes or events;

●	tax matters;

●	corporate records;

●	ant-corruption;

●	safety Shot Fairness Opinion; and

●	freely tradeable shares.

The representations and warranties provided by Yerbaé in favor of Safety Shot relate to, among other things:

●	corporate organization, good standing and similar corporate matters, including qualification to do business under applicable law;

●	corporate power and authority to enter into the Arrangement Agreement and perform its obligations thereunder;

148

●	due execution, delivery and enforceability of the Arrangement Agreement;

●	the absence of conflicts with constating documents, breaches of contracts, liens upon assets and violations of applicable laws resulting from the execution, delivery and performance of the Arrangement Agreement and the consummation of the transactions contemplated thereby;

●	subsidiaries;

●	compliance with applicable law;

●	the absence of required government authorization to enter into the Arrangement Agreement;

●	capitalization and equity securities;

●	significant Yerbaé Shareholders;

●	bankruptcy;

●	Canadian securities law matters;

●	no collateral benefits;

●	U.S. securities laws matters;

●	financial statements and financial reporting controls;

●	litigation matters;

●	undisclosed liabilities;

●	no restrictions on business;

●	real property;

●	personal property;

●	intellectual property;

●	employment matters;

●	material contracts and other contracts;

●	public disclosure;

●	the absence of material change;

●	tax matters;

●	corporate records;

149

●	insurance matters;

●	employee plans;

●	corporate books;

●	the absence of dividends;

●	related party transactions;

●	brokers;

●	anti-corruption;

●	equity monetization plans;

●	rights plans;

●	absence of requirement to register as an investment company;

●	fairness opinion;

●	shareholder agreements;

●	Competition Act;

●	long-term debt;

●	transaction expenses;

●	research studies;

●	supplies and distributors; and

●	governmental license.

The representations and warranties of Yerbaé and Safety Shot contained in the Arrangement Agreement will not survive the completion of the Arrangement and will expire and be terminated at the Effective Time. Notwithstanding the above, the termination of the Arrangement shall not limit any undertaking, obligation, covenant or agreement of whatever nature of Yerbaé or Safety Shot which, but its terms, contemplates performance after the Effective Time or date on which the Arrangement Agreement is terminated, as the case may be.

Covenants

General

In the Arrangement Agreement, each of Yerbaé and Safety Shot has agreed to certain covenants, including customary covenants relating to the operation of their respective businesses in the ordinary course, and to use commercially reasonable efforts to satisfy the conditions precedent to their respective obligations under the Arrangement Agreement and the Plan of Arrangement, as described below.

150

Covenants of Yerbaé Regarding the Conduct of Business

The Arrangement Agreement includes a general covenant by Yerbaé in favor of Safety Shot that during the period from the date of the Arrangement Agreement until the earlier of the Effective Date and the time that the Arrangement Agreement is terminated in accordance with its terms, except: (i) required or permitted under the Arrangement Agreement; (ii) as required by applicable law, governmental entity or existing contract; or (iii) unless Safety Shot otherwise agrees in writing: (a) Yerbaé shall and shall cause each of the Yerbaé Subsidiaries to: (i) in all material respects conduct the business of Yerbaé and the Yerbaé Subsidiaries (taken as a whole) only in, and not take any action except in, the ordinary course of business consistent with past practice; and (ii) use commercially reasonable efforts to preserve intact the present business organization, goodwill, business relationships and assets of Yerbaé and the Yerbaé Subsidiaries (taken as a whole) and to keep available the services of their officers and employees as a group.

Yerbaé shall not, and shall cause each of the Yerbaé Subsidiaries not to, during the period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, directly or indirectly:

●	amend or propose to amend its articles, notice of articles or other constating documents, including partnership agreements of the Yerbaé Subsidiaries;

●	declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Yerbaé Shares;

●	issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Yerbaé Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Yerbaé Shares or other equity or voting interests or other securities or any shares of the Yerbaé Subsidiaries;

●	split, combine or reclassify any outstanding Yerbaé Shares or the securities of any of the Yerbaé Subsidiaries;

●	redeem, purchase or otherwise acquire or offer to purchase or otherwise acquire Yerbaé Shares or other securities of Yerbaé or any securities of the Yerbaé Subsidiaries;

●	amend the terms of any securities of Yerbaé or any of the Yerbaé Subsidiaries;

●	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Yerbaé or any of the Yerbaé Subsidiaries;

●	reorganize, amalgamate or merge Yerbaé or the Yerbaé Subsidiaries with any other Person;

●	sell, pledge, assign, lease, dispose of, mortgage, licence, encumber or otherwise transfer or agree to sell, pledge, assign, lease, dispose of, mortgage, licence, encumber or otherwise transfer or suffer to exist any encumbrance, lien, or other security agreement or similar arrangement in regards to any assets of Yerbaé or any of the Yerbaé Subsidiaries or any interest in any assets of Yerbaé or any of the Yerbaé Subsidiaries, except in the ordinary course of business consistent with past practice and subject to a maximum (in terms of value of such assets or interests therein) of $100,000 (whether individually or in the aggregate);

151

●	acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, or make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries), property transfer or purchase of any property or assets of any other Person, other than pursuant to acquisitions in the ordinary course of business consistent with past practice that do not have a purchase or subscription price greater than $100,000 in the aggregate (including any assumed indebtedness);

●	incur any capital expenditures or enter into any agreement obligating Yerbaé or the Yerbaé Subsidiaries to provide for future capital expenditures other than budgeted capital expenditures that (A) have been approved by the Yerbaé Board prior to the date of the Arrangement Agreement; or (B) do not exceed $100,000 in the aggregate;

●	make any changes in financial accounting methods, principles, policies or practices, except as required, in each case, by U.S. GAAP or by applicable law;

●	reduce the stated capital of the shares of Yerbaé or any of the Yerbaé Subsidiaries;

●	other than in respect of pre-existing indebtedness of any person acquired by Yerbaé in acquisitions permitted by the Arrangement Agreement or capital expenditures permitted by the Arrangement Agreement, incur, create, assume or otherwise become liable for any indebtedness for borrowed money or any other material liability or obligation or issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other person or make any loans or advances;

●	pay, discharge, settle, satisfy, compromise, waive, assign or release any claims, rights, liabilities or obligations (including any litigation, proceeding or investigation by any governmental entity) other than:

○	the payment, discharge or satisfaction, in the ordinary course of business, of liabilities reflected or reserved against in Yerbaé’s financial statements (or in those of any of the Yerbaé Subsidiaries) or incurred in the ordinary course of business; or

○	payment of any fees related to the Arrangement;

●	amend or modify in any material respect or terminate or waive any material right under any Yerbaé material contract or enter into any contract or agreement that would be an Yerbaé material contract if in effect on the date hereof;

●	enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction, other than in the ordinary course of business consistent with past practice;

●	materially change the business carried on by Yerbaé and the Yerbaé Subsidiaries, as a whole;

152

●	other than as stated in the Yerbaé Disclosure Letter, (A) grant, accelerate, or increase any severance, change of control or termination pay to (or amend any existing arrangement relating to the foregoing with) any director, officer or employee of Yerbaé or any of the Yerbaé Subsidiaries; (B) grant, accelerate, or increase any payment, award (equity or otherwise) or other benefits payable to, or for the benefit of, any director, officer or employee of Yerbaé or any of the Yerbaé Subsidiaries; (C) increase the coverage, contributions, funding requirements or benefits available under any employee plan or create any new plan which would be considered to be an employee plan once created; (D) increase compensation (in any form), bonus levels or other benefits payable to any director, officer, employee or consultant of Yerbaé or any of the Yerbaé Subsidiaries or grant any general increase in the rate of wages, salaries, bonuses or other remuneration, except in the ordinary course of business consistent with past practice; (E) make any material determination under any employee plan that is not in the ordinary course of business consistent with past practice; or (F) take or propose any action to effect any of the foregoing;

●	other than as stated in the Yerbaé Disclosure Letter, make any bonus or profit sharing distribution or similar payment of any kind;

●	terminate the employment of any officer or senior executive holding a title of Vice President or above, except for cause;

●	take any action or fail to take any action which action or failure to act would reasonably be expected to cause any governmental entities to institute proceedings for the suspension of, or the revocation or limitation of rights under, any material authorizations necessary to conduct its businesses as now conducted, and use its commercially reasonable efforts to maintain such authorizations; or

●	other than as contemplated by the Arrangement Agreement, take any action or series of actions that cause or would reasonably be expected to cause the Yerbaé Shares to cease being traded on the TSXV.

Yerbaé shall use all commercially reasonable efforts to cause its current insurance (or re-insurance) policies maintained by Yerbaé or any of the Yerbaé Subsidiaries not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that neither Yerbaé nor any of the Yerbaé Subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.

Yerbaé and each of the Yerbaé Subsidiaries shall:

●	not take any action inconsistent with past practice relating to the filing of any tax return or the withholding, collecting, remitting and payment of any tax, except as may be required by applicable law;

●	not amend any tax return or change any of its methods of reporting income, deductions or accounting for income tax purposes from those employed in the preparation of its income tax return for the taxation year ended December 31, 2023, except as may be required by applicable law;

●	not make or revoke any material election relating to taxes, other than any election that has yet to be made in respect of any event or circumstance occurring prior to the date of the Agreement;

153

●	not enter into any tax sharing, tax allocation, tax related waiver or tax indemnification agreement;

●	not settle (or offer to settle) any tax claim, audit, proceeding or re-assessment that would reasonably be expected to be material to Yerbaé;

●	keep Safety Shot reasonably informed, on a current basis, of any events, discussions, notices or changes with respect to any tax investigation (other than ordinary course communications which could not reasonably be expected to be material to Yerbaé and the Yerbaé Subsidiaries, taken as a whole);

●	not, and will cause the Yerbaé Subsidiaries not to, make any “investments” (as defined for purposes of Section 212.3 of the Tax Act) in any corporation that is a “foreign affiliate” (as defined in the Tax Act) of Yerbaé and/or any of the Yerbaé Subsidiaries; and

●	not undertake or participate in any transaction or series of transactions (other than the implementation and fulfillment of the transactions contemplated in the Arrangement Agreement and the Plan of Arrangement) that could have the effect of materially reducing or eliminating the amount of the tax cost “bump” pursuant to paragraphs 88(1)(c) and (d) of the Tax Act otherwise available to Safety Shot or its successors or assigns in respect of non-depreciable capital property owned by Yerbaé or any Yerbaé Subsidiary on the Effective Date.

Yerbaé shall not authorize, agree to, propose, enter into or modify any contract, agreement, commitment or arrangement, to do any of the matters prohibited by the other covenants of Yerbaé or resolve to do so.

Covenants of Safety Shot Regarding the Conduct of Business

The Arrangement Agreement includes a general covenant by Safety Shot in favor of Yerbaé that during the period from the date of the Arrangement Agreement until the earlier of the Effective Date and the time that the Arrangement Agreement is terminated in accordance with its terms, except as required or permitted by the Arrangement Agreement, as required by applicable law, governmental entity or existing contract or unless Yerbaé shall otherwise agree in writing (such agreement not to be unreasonably withheld, conditioned or delayed) and other than as set out in the Safety Shot Disclosure letter, Safety Shot shall and shall cause each of the Safety Shot Subsidiaries to: (a) in all material respects conduct the business of Safety Shot and the Safety Shot Subsidiaries (taken as a whole) only in, and not take any action except in, the ordinary course of business consistent with past practice; and (b) use commercially reasonable efforts to preserve intact the present business organization, goodwill, business relationships and assets of Safety Shot and the Safety Shot Subsidiaries (taken as a whole) and to keep available the services of their officers and employees as a group. Without limiting the generality of the foregoing, Safety Shot shall not, directly or indirectly:

●	amend or propose to amend its articles, by-laws or other constating documents, other than to effect a split or consolidation of the issued and outstanding Safety Shot Shares;

●	other than as set out in Schedule 3.2(b)(ii) of the Safety Shot Disclosure Letter, declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Safety Shot Shares;

154

●	other than as set out in Schedule 3.2(b)(iii) of the Safety Shot Disclosure Letter, issue, sell, grant, award or pledge or agree to issue, sell, grant, award or pledge any Safety Shot Shares or securities convertible into or exchangeable for Safety Shot Shares, other than in connection with the Arrangement, Safety Shot Shares issuable pursuant to the terms of outstanding options and other convertible securities of Safety Shot, securities granted or issued pursuant to Safety Shot’s equity compensation plans in the ordinary course of business and consistent with past practice and Safety Shot Shares issued as part of the purchase price in connection with the acquisition of shares or assets of another business by Safety Shot, directly or indirectly, by merger or otherwise;

●	redeem, purchase or otherwise acquire or offer to purchase or otherwise acquire Safety Shot Shares or other securities of Safety Shot, other than ordinary course purchases of Safety Shot Shares made in the public markets and at then prevailing market price;

●	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Safety Shot;

●	merge Safety Shot with any other person that is not a wholly-owned Subsidiary of Safety Shot;

●	sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer all or substantially all of the assets of Safety Shot and the Safety Shot Subsidiaries (on a consolidated basis);

●	reduce the stated capital of the shares of Safety Shot;

●	materially change the business carried on by Safety Shot and the Safety Shot Subsidiaries, taken as a whole;

●	take any action or fail to take any action which action or failure to act would reasonably be expected to cause any governmental entities to institute proceedings for the suspension of, or the revocation or limitation of rights under, any material authorizations necessary to conduct its businesses as now conducted, and use its commercially reasonable efforts to maintain such authorizations; or

●	take any action or series of actions that cause or would reasonably be expected to cause the Safety Shot Shares to cease being traded on the NASDAQ.

Safety Shot shall not authorize, agree to, propose, enter into or modify any contract, agreement, commitment or arrangement, to do any of the matters prohibited by the other covenants of Safety Shot. In addition, Safety Shot shall use its commercially reasonable efforts to ensure that the Consideration Shares to be issued pursuant to the Arrangement shall, at the Effective Time, either be registered or qualified under all applicable U.S. Securities Laws, or exempt from such registration and qualification requirements.

Mutual Covenants Regard the Arrangement

●	Each of Yerbaé and Safety Shot covenants and agrees that, subject to the terms and conditions of the Arrangement Agreement, during that period from the date of the Arrangement Agreement until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms:

155

●	it shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use all commercially reasonable efforts to, satisfy (or cause the satisfaction of) the conditions precedent to its obligations under the Arrangement Agreement to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under all applicable law to complete the Arrangement, including using its commercially reasonable efforts to promptly: (i) obtain all necessary and material waivers, consents and approvals required to be obtained by it from parties to any contracts; (ii) obtain all necessary and material authorizations as are required to be obtained by it or any of its Subsidiaries under applicable law; (iii) fulfill all conditions and satisfy all provisions of the Arrangement Agreement and the Arrangement; and (iv) co-operate with the other Party in connection with the performance by it and its Subsidiaries of their obligations hereunder;

●	it shall not take any action, shall refrain from taking any action, and shall not permit any action to be taken or not taken, which is inconsistent with the Arrangement Agreement or which would reasonably be expected to, individually or in the aggregate, materially impede or materially delay the consummation of the Arrangement or the other transactions contemplated herein;

●	it shall use commercially reasonable efforts to: (i) defend all lawsuits or other legal, regulatory or other proceedings against itself or any of its Subsidiaries challenging or affecting the Arrangement Agreement or the consummation of the transactions contemplated hereby; (ii) appeal, overturn or have lifted or rescinded any injunction or restraining order or other order, including orders, relating to itself or any of its Subsidiaries which may materially adversely affect the ability of the Parties to consummate the Arrangement; and (iii) appeal or overturn or otherwise have lifted or rendered non-applicable in respect of the Arrangement, any applicable law that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Yerbaé or Safety Shot from consummating the Arrangement; and

●	it shall carry out the terms of the Interim Order and Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable law may impose on it or its Subsidiaries or Affiliates with respect to the transactions contemplated hereby.

Each of Yerbaé and Safety Shot will use its commercially reasonable efforts to cooperate with the other in connection with the performance by the other of their obligations under the Arrangement Agreement including continuing to provide reasonable access to information and to maintain ongoing communications as between officers of each Party, subject in all cases to the Confidentiality Agreement.

Covenants of Safety Shot

Subject to the other provisions of the Arrangement Agreement, Safety Shot covenants and agrees that, from the date of the Arrangement Agreement until the Effective Date or termination of the Arrangement Agreement, except with the prior written consent of Yerbaé (such consent not to be unreasonably withheld, conditioned or delayed), and except as otherwise expressly permitted or specifically contemplated by the Arrangement Agreement (including the Plan of Arrangement) or required by applicable law, it will:

●	provide Yerbaé and its legal counsel with reasonable opportunity to review and comment upon drafts of all of the disclosure by Safety Shot in this Joint Proxy Statement/Circular and will give reasonable consideration to the comments of Yerbaé and its counsel with respect to any information to be included in such material and any other matters contained therein and ensure that the disclosure by Safety Shot in this Joint Proxy Statement/Circular does not, at the time of the mailing, contain any misrepresentation;

156

●	use its commercially reasonable efforts to take all such steps as are necessary to set the record date for the Safety Shot Meeting as a date not later than April 20, 2025;

●	subject to the terms of the Arrangement Agreement, use their commercially reasonable efforts to take all such steps as are necessary to convene and hold the Safety Shot Meeting in accordance with applicable law not later than May 20, 2025 for the purpose of considering the Safety Shot Stockholder Matters and, unless the Arrangement Agreement will have been terminated in accordance with its terms, Safety Shot will not cancel the Safety Shot Meeting or fail to put the Safety Shot Stockholder Matters before the Safety Shot Stockholders for their consideration without Yerbaé’s prior written consent, other than as may be required under applicable law; and Safety Shot will not propose to adjourn or postpone the Safety Shot Meeting without the prior consent of Yerbaé except as required by applicable law or by a governmental entity and except as permitted under the Arrangement Agreement; and Safety Shot shall, if requested by Yerbaé (acting reasonably), adjourn the Safety Shot Meeting one or more times for the purposes of obtaining any required quorum or attempting to obtain the requisite approval of the Safety Shot Stockholder Matters;

●	subject to compliance by Yerbaé with its obligations set forth under its covenants in the Arrangement Agreement, as soon as practicable after the execution and delivery of the Arrangement Agreement, prepare this Joint Proxy Statement/Circular together with any other documents required by applicable law in connection with the Safety Shot Meeting required to be filed or prepared by Safety Shot and, subject to the covenants set forth in the Arrangement Agreement, as soon as practicable after the execution and delivery of the Arrangement Agreement, Safety Shot shall, unless otherwise agreed by Yerbaé, cause this Joint Proxy Statement/Circular and other documentation required in connection with the Safety Shot Meeting to be sent to the Safety Shot Stockholders and be filed as required by applicable law;

●	provide Yerbaé and its legal counsel a reasonable opportunity to review and comment on drafts of the disclosure by Safety Shot in this Joint Proxy Statement/Circular and other documents to be sent to the Safety Shot Stockholders in connection with the Safety Shot Meeting, and will give reasonable consideration to any comments made by Yerbaé and their counsel, provided that all information included in the disclosure by Safety Shot in this Joint Proxy Statement/Circular and other documents to be sent to the Safety Shot Stockholders in connection with the Safety Shot Meeting relating to Yerbaé will be in form and content satisfactory to Yerbaé, acting reasonably;

●	ensure that the disclosure by Safety Shot in this Joint Proxy Statement/Circular (other than any disclosure by Yerbae in this Joint Proxy Statement/Circular) complies with applicable law and, without limiting the generality of the foregoing, that the disclosure by Safety Shot in this Joint Proxy Statement/Circular will not contain a misrepresentation and provides the Safety Shot Stockholders with information in sufficient detail to permit them to form a reasoned judgment concerning the Safety Shot Stockholder Matters and will include: (i) to the extent required by applicable law, a summary and copy of the Safety Shot Fairness Opinion; (ii) a statement that the Safety Shot Board has received the Safety Shot Fairness Opinion and has, after receiving legal and financial advice, unanimously recommended to Safety Shot Stockholders that they vote in favour of the Safety Shot Stockholder Matters; (iii) a statement that each director and officer of Safety Shot intends to vote all of such Person’s Safety Shot Shares (including any Safety Shot Shares issued upon exercise or exchange of any securities convertible or exercisable into Safety Shot Shares) in favour of the Safety Shot Stockholder Matters; and (iv) any other disclosure required under applicable laws that is required to be included in the disclosure by Safety Shot in this Joint Proxy Statement/Circular;

157

●	ensure that all disclosure by Safety Shot in this Joint Proxy Statement/Circular that was provided to Yerbaé by or approved by Safety Shot or Safety Shot complies with applicable law;

●	indemnify and save harmless Yerbaé and its directors and officers from and against any and all liabilities, claims, demands, losses, costs, damages and expenses (excluding any loss of profits or consequential damages) to which Yerbaé or its directors and officers may be subject or which Yerbaé or its directors or officers may suffer, whether under the provisions of any statute or otherwise, in any way caused by, or arising, directly or indirectly, from or in consequence of:

○	any misrepresentation or alleged misrepresentation contained in: (A) the disclosure by Safety Shot in this Joint Proxy Statement/Circular (other than in respect of disclosure by Yerbaé in this Joint Proxy Statement/Circular); or (b) any material filed by Safety Shot in connection with the transactions contemplated by the Arrangement Agreement in compliance or intended compliance with any applicable law;

○	any order made or any inquiry, investigation or proceeding by any securities commission or other competent authority based upon any Misrepresentation or alleged misrepresentation contained in: (A) the disclosure by Safety Shot in this Joint Proxy Statement/Circular (other than in respect of disclosure by Yerbaé in this Joint Proxy Statement/Circular); (B) the disclosure by Safety Shot in this Joint Proxy Statement/Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in this Joint Proxy Statement/Circular; or (C) in any material filed by or on behalf of Safety Shot in compliance or intended compliance with applicable laws; and

○	Safety Shot not complying with any requirement of applicable law in connection with the transactions contemplated in the Arrangement Agreement,

except that Safety Shot will not be liable in any such case to the extent that any such liabilities, claims, demands, losses, costs, damages and expenses arise out of:

○	any disclosure by Yerbaé in this Joint Proxy Statement/Circular other than the disclosure by Safety Shot in this Joint Proxy Statement/Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in this Joint Proxy Statement/Circular;

○	any disclosure by Yerbaé in this Joint Proxy Statement/Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in this Joint Proxy Statement/Circular; or

158

○	the negligence of Yerbaé or the non-compliance by Yerbaé with any requirement of applicable law in connection with the transactions contemplated by the Arrangement Agreement;

●	provide notice to Yerbaé of the Safety Shot Meeting and allow Yerbaé’s Representatives to attend the Safety Shot Meeting;

●	except for proxies and other non-substantive communications with Safety Shot Stockholders and communications that Safety Shot is required to keep confidential pursuant to applicable law, furnish promptly to Yerbaé or their counsel: (i) a copy of each notice, report, schedule or other document delivered, filed or received by Safety Shot from securityholders or Governmental Entities in connection with the Arrangement or the Safety Shot Meeting; (ii) any filings under applicable law in connection with the transactions contemplated hereby; and (iii) any dealings with stock exchanges, regulatory agencies or other Governmental Entities in connection with the transactions contemplated hereby;

●	solicit proxies to be voted at the Safety Shot Meeting in favour of the Safety Shot Recommendation; provided, that, notwithstanding anything to the contrary set forth in the Arrangement Agreement, prior to the time, but not after, the Safety Shot Stockholder Approval is obtained (i) the Safety Shot Board may withhold, withdraw, qualify or modify the Safety Shot Recommendation if (A) a development or change in circumstances regarding Yerbaé or its business occurs or arises after the date of the Arrangement Agreement that was not known by nor was reasonably foreseeable to the Safety Shot Board as of the date of the Arrangement Agreement and (B) the Safety Shot Board determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law (a “Safety Shot Change in Recommendation”, it being understood that a customary “stop, look and listen” disclosure in compliance with Rule 14d-9(f) of the U.S. Exchange Act shall not, in and of itself, constitute a Safety Shot Change in Recommendation); provided, that no Safety Shot Change in Recommendation may be made until after at least five (5) Business Days following Yerbaé’s receipt of written notice from Safety Shot advising that the Safety Shot Board intends to take such action and the basis therefor. After providing such notice and prior to effecting such Safety Shot Change in Recommendation (x) Safety Shot shall, during such five (5) Business Day period, negotiate in good faith with Yerbaé and its Representatives, to the extent Yerbaé wishes to negotiate, with respect to any revisions to the terms of the transaction contemplated by the Arrangement Agreement proposed by Yerbaé, and (y) in determining whether it may still under the terms of the Arrangement Agreement make a Change in Recommendation, the Safety Shot Board shall take into account any changes to the terms of the Arrangement Agreement proposed by Yerbaé and any other information provided by Yerbaé in response to such notice during such five (5) Business Day period;

●	promptly advise Yerbaé of the number or amount of Safety Shot Shares for which Safety Shot receives notices of dissent or written objections to the Safety Shot Stockholder Matters and provide Yerbaé with copies of such notices and written objections and subject to applicable law;

159

●	promptly inform Yerbaé of any requests or comments made by Securities Authorities in connection with the disclosure by Safety Shot in this Joint Proxy Statement/Circular and any other required filings and each of the Parties will cooperate with the other and will diligently do all such acts and things as may be necessary in the manner contemplated in the context of the preparation of the disclosure by Safety Shot in this Joint Proxy Statement/Circular and any other required filings under applicable law and use its commercially reasonable efforts to resolve all requests or comments made by Securities Authorities with respect to the disclosure by Safety Shot in this Joint Proxy Statement/Circular and any other required filings under applicable law as promptly as practicable after receipt thereof;

●	advise Yerbaé, as Yerbaé may request, and on a daily basis on each of the last five (5) Business Days prior to the proxy cut-off date for the Safety Shot Meeting, as to the aggregate tally of the proxies received by Safety Shot in respect of the Safety Shot Stockholder Matters and any other matters to be considered at the Safety Shot Meeting, and provide Yerbaé with copies of any materials, or grant access to information regarding the Safety Shot Meeting, generated by any proxy solicitation firm;

●	to the extent permitted by applicable law and confidentiality obligations, keep Yerbaé reasonably informed as to discussions between Safety Shot and any Person holding not less than 10% of the voting rights attached to all of the Safety Shot Shares with respect to the Safety Shot Stockholder Matters;

●	take or cause to be taken all corporate action to allot and reserve for issuance the Consideration Shares to be issued in exchange for Yerbaé Shares;

●	take or cause to be taken all corporate action to maintain the listing of the Safety Shot Shares on the NASDAQ as and when contemplated hereunder;

●	take or cause to be taken all corporate action, as reasonably requested by Yerbaé or its counsel, to assist Yerbaé in diligently pursuing the application to the Court for the Final Order; and

●	make all necessary filings and applications under applicable law, including applicable securities laws, required to be made on the part of Safety Shot in connection with the transactions contemplated herein, including, without limitation, for all Regulatory Approvals, and shall take all commercially reasonable action necessary to be in compliance with such applicable law.

Covenants of Yerbaé Regarding the Arrangement

Subject to the other provisions of the Arrangement Agreement, Yerbaé covenants and agrees that, from the date of the Arrangement Agreement until the Effective Date or termination of the Arrangement Agreement, except with the prior written consent of Safety Shot (such consent not to be unreasonably withheld, conditioned or delayed), and except as otherwise expressly permitted or specifically contemplated by the Arrangement Agreement (including the Plan of Arrangement) or required by applicable law, it will:

●	provide Safety Shot and its legal counsel with reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information required to be supplied by Safety Shot for inclusion in such material, prior to the service and filing of such material, and will give reasonable consideration to the comments of Safety Shot and its counsel with respect to any information to be included in such material and any other matters contained therein;

160

●	ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of the Arrangement Agreement and the Plan of Arrangement;

●	not object to legal counsel to Safety Shot making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate (acting reasonably), provided such submissions are in all material respects consistent with the Arrangement Agreement and the Plan of Arrangement;

●	use its commercially reasonable efforts to take all such steps as are necessary to set the record date for the Yerbaé Meeting as a date not later than April 20, 2025;

●	subject to the terms of the Arrangement Agreement and in accordance and compliance with the Interim Order, use its commercially reasonable efforts to take all such steps as are necessary to convene and hold the Yerbaé Meeting in accordance with the Interim Order and applicable law not later than May 20, 2025 for the purpose of considering the Arrangement Resolution and, unless the Arrangement Agreement will have been terminated in accordance with Section 8.1(a) of the Arrangement Agreement, Yerbaé will not cancel the Yerbaé Meeting or fail to put the Arrangement Resolution before the Yerbaé Shareholders for their consideration without Safety Shot’s prior written consent, other than as may be required under the Interim Order or applicable law and Yerbaé will not propose to adjourn or postpone the Yerbaé Meeting without the prior consent of Safety Shot except as required by applicable law or by a governmental entity and except as required under Sections 2.6(d) or 6.4(b) of the Arrangement Agreement; and Yerbaé shall, if requested by Safety Shot (acting reasonably), adjourn the Yerbaé Meeting one or more times for the purposes of obtaining any required quorum or attempting to obtain the requisite approval of the Arrangement Resolution;

●	subject to compliance by Safety Shot with its obligations set forth in Section 3.5(g) of the Arrangement Agreement as soon as practicable after the execution and delivery of the Arrangement Agreement, prepare the disclosure by Yerbaé in this Joint Proxy Statement/Circular together with any other documents required by applicable law in connection with the Yerbaé Meeting required to be filed or prepared by Yerbaé and, subject to Section 3.5(g) of the Arrangement Agreement, as soon as practicable after the execution and delivery of the Arrangement Agreement, Yerbaé shall, unless otherwise agreed by Safety Shot, cause this Joint Proxy Statement/Circular and other documentation required in connection with the Yerbaé Meeting to be sent to the Yerbaé Shareholders and be filed as required by the Interim Order and applicable law;

●	provide Safety Shot and its legal counsel a reasonable opportunity to review and comment on drafts of the disclosure by Yerbaé in this Joint Proxy Statement/Circular and other documents to be sent to the Yerbaé Shareholders in connection with the Yerbaé Meeting or the Arrangement, and will give reasonable consideration to any comments made by Safety Shot and its counsel, provided that all information included in the disclosure by Yerbaé in this Joint Proxy Statement/Circular and any other documents to be sent to the Yerbaé Shareholders in connection with the Yerbaé Meeting or the Arrangement relating to Safety Shot will be in form and content satisfactory to Safety Shot, acting reasonably;

161

●	ensure that the disclosure by Yerbaé in this Joint Proxy Statement/Circular (other than any disclosure by Safety Shot in this Joint Proxy Statement/Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in this Joint Proxy Statement/Circular) complies with applicable law and, without limiting the generality of the foregoing, that the disclosure by Yerbaé in this Joint Proxy Statement/Circular will not contain a misrepresentation and provides the Yerbaé Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters before them and will include: (i) to the extent required by applicable law, a summary and copy of the Evans & Evans Fairness Opinion, (ii) a statement that the Yerbaé Board has received the Evans & Evans Fairness Opinion and has, after receiving legal and financial advice, unanimously determined that the Arrangement is in the best interests of Yerbaé, is fair to the Yerbaé Shareholders, and the unanimous recommendation that the Yerbaé Shareholders vote in favour of the Arrangement Resolution; (iii) a statement that each director and officer of Yerbaé intends to vote all of such Person’s Yerbaé Shares (including any Yerbaé Shares issued upon exercise or exchange of any Yerbaé Options, Yerbaé PSUs, Yerbaé RSUs or Yerbaé Warrants) in favour of the Arrangement Resolution; and (iv) any other disclosure required under applicable laws that is required to be included in this Joint Proxy Statement/Circular;

●	ensure that all disclosure by Yerbaé in this Joint Proxy Statement/Circular that was provided to Safety Shot by or approved by Yerbaé complies with applicable law;

●	indemnify and save harmless Safety Shot and its directors and officers from and against any and all Liabilities, claims, demands, losses, costs, damages and expenses (excluding any loss of profits or consequential damages) to which Safety Shot or its directors and officers may be subject or which Safety Shot or its directors or officers may suffer, whether under the provisions of any statute or otherwise, in any way caused by, or arising, directly or indirectly, from or in consequence of:

○	any misrepresentation or alleged misrepresentation contained in: (A) the disclosure by Yerbaé in this Joint Proxy Statement/Circular (other than in respect of the disclosure by Safety Shot in this Joint Proxy Statement/Circular); (B) in any disclosure by Yerbaé in this Joint Proxy Statement/Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in this Joint Proxy Statement/Circular; or (C) any material filed by Yerbaé in connection with the transactions contemplated by the Arrangement Agreement in compliance or intended compliance with any applicable law;

○	any order made or any inquiry, investigation or proceeding by any securities commission or other competent authority based upon any Misrepresentation or alleged Misrepresentation contained in: (A) the disclosure by Yerbaé in this Joint Proxy Statement/Circular (other than in respect of the disclosure by Safety Shot in this Joint Proxy Statement/Circular); (B) the disclosure by Yerbaé in this Joint Proxy Statement/Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in this Joint Proxy Statement/Circular; or (C) in any material filed by or on behalf of Yerbaé in compliance or intended compliance with applicable laws; and

○	Yerbaé not complying with any requirement of applicable law in connection with the transactions contemplated in the Arrangement Agreement,

162

except that Yerbaé will not be liable in any such case to the extent that any such Liabilities, claims, demands, losses, costs, damages and expenses arise out of:

○	any information contained in this Joint Proxy Statement/Circular other than disclosure by Yerbaé included in this Joint Proxy Statement/Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in this Joint Proxy Statement/Circular;

○	any disclosure by Safety Shot included in this Joint Proxy Statement/Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in this Joint Proxy Statement/Circular; or

○	the negligence of Safety Shot or the non-compliance by Safety Shot with any requirement of applicable law in connection with the transactions contemplated by the Arrangement Agreement;

●	provide notice to Safety Shot of the Yerbaé Meeting and allow Safety Shot’s Representatives to attend the Yerbaé Meeting;

●	except for proxies and other non-substantive communications with the holders of Yerbaé Shares and communications that Yerbaé is required to keep confidential pursuant to applicable law, furnish promptly to Safety Shot or its counsel: (i) a copy of each notice, report, schedule or other document delivered, filed or received by Yerbaé from securityholders or Governmental Entities in connection with the Arrangement or the Yerbaé Meeting; (ii) any filings under applicable law in connection with the transactions contemplated hereby; and (iii) any dealings with stock exchanges, regulatory agencies or other Governmental Entities in connection with the transactions contemplated hereby;

●	solicit proxies to be voted at the Yerbaé Meeting in favour of matters to be considered at the Yerbaé Meeting, including the Arrangement Resolution;

●	promptly advise Safety Shot of the number or amount of Yerbaé Shares for which Yerbaé receives notices of dissent or written objections to the Arrangement and provide Safety Shot with copies of such notices and written objections and subject to applicable law, will provide Safety Shot with an opportunity to review and comment upon any written communications proposed to be sent by or on behalf of Yerbaé to any Yerbaé Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement Resolution and reasonable consideration will be given to any comments made by Safety Shot and its counsel prior to sending any such written communications; provided that, Yerbaé will not settle any claims with respect to Dissent Rights without the prior written consent of Safety Shot (such consent not to be unreasonably withheld, conditioned or delayed);

●	promptly inform Safety Shot of any requests or comments made by Securities Authorities in connection with this Joint Proxy Statement/Circular and any other required filings under applicable law; and each of the Parties will cooperate with the other and will diligently do all such acts and things as may be necessary in the manner contemplated in the context of the preparation of this Joint Proxy Statement/Circular and any other required filings under applicable law and use its commercially reasonable efforts to resolve all requests or comments made by Securities Authorities with respect to this Joint Proxy Statement/Circular r and any other required filings under applicable law as promptly as practicable after receipt thereof;

163

●	advise Safety Shot, as Safety Shot may request, and on a daily basis on each of the last five (5) Business Days prior to the proxy cut-off date for the Yerbaé Meeting, as to the aggregate tally of the proxies received by Yerbaé in respect of the Arrangement Resolution and any other matters to be considered at the Yerbaé Meeting, and provide Safety Shot with copies of any materials, or grant access to information regarding the Yerbaé Meeting, generated by any proxy solicitation firm;

●	subject to obtaining such approvals as are required by the Interim Order, proceed with and diligently pursue the application to the Court for the Final Order;

●	provide Safety Shot’s legal counsel, on a timely basis, with copies of any notice and evidence served on Yerbaé or its legal counsel in respect of the application for the Final Order or any appeal therefrom;

●	keep Safety Shot informed as to discussions with all Significant Shareholders;

●	make all necessary filings and applications under applicable law, including applicable securities laws, required to be made on the part of Yerbaé in connection with the transactions contemplated herein, including, without limitation, for all Regulatory Approvals, and will take all actions necessary to be in compliance with such applicable law; and

●	use its commercially reasonable efforts to obtain resignations and mutual releases (in a form satisfactory to Safety Shot), to be effective at the Effective Time, from all directors of Yerbaé on or prior to the Effective Time.

Mutual Covenants Regarding Regulatory Approvals

Each of Yerbaé and Safety Shot, as applicable, covenants and agrees with respect to obtaining all Regulatory Approvals that, subject to the terms and conditions of the Arrangement Agreement, until the earlier of the Effective Time and the date on which the Arrangement Agreement is terminated in accordance with its terms:

●	each of Yerbaé and Safety Shot shall use its commercially reasonable efforts to obtain all Regulatory Approvals and co-operate with the other Party in connection with all Regulatory Approvals sought by the other Party and shall use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities relating to the Arrangement or the Arrangement Agreement;

●	each of Yerbaé and Safety Shot shall use commercially reasonable efforts to respond promptly to any request or notice from any governmental entity requiring that Party to supply additional information that is relevant to the review of the transactions contemplated by the Arrangement Agreement in respect of obtaining or concluding the Regulatory Approvals sought by either Party and each Party shall co-operate with the other Party and shall furnish to the other Party such information and assistance as a Party may reasonably request in connection with preparing any submission or responding to such notice from a governmental entity;

●	subject to compliance with applicable law, each of Yerbaé and Safety Shot shall permit the other Party an opportunity to review in advance any proposed substantive applications, notices, filings, submissions, undertakings, correspondence and communications (including responses to requests for information and inquiries from any governmental entity) in respect of obtaining or concluding the Regulatory Approvals and shall provide the other Party with a reasonable opportunity to comment thereon and agree to consider those comments in good faith and each Party shall provide the other Party with any substantive applications, notices, filings, submissions, undertakings or other substantive correspondence provided to a governmental entity or any substantive communications received from a governmental entity, in respect of obtaining or concluding the Regulatory Approvals; and

164

●	subject to compliance with applicable law, each of Yerbaé and Safety Shot shall keep the other Party reasonably informed on a timely basis of the status of discussions relating to obtaining or concluding the Regulatory Approvals sought by each such Party and, for certainty, no Party shall participate in any substantive meeting (whether in person, by telephone or otherwise) with a governmental entity in respect of obtaining or concluding the required Regulatory Approvals unless it advises the other Party in advance and gives such other Party an opportunity to attend.

Information and Access

From and after the date of the Arrangement Agreement, until the Effective Time or termination of the Arrangement Agreement, each of Yerbaé and Safety Shot, to the extent it is not restricted from doing so pursuant to confidentiality or other restrictions (in which circumstances it will use its commercially reasonable efforts to obtain a waiver thereof) shall provide the other Party and its Representatives access, upon reasonable notice, during normal business hours and at such other time or times as such Party may reasonably request, to its and each of its Subsidiary’s premises, books, contracts, records, Computer Systems, properties, Employees and management personnel and shall furnish promptly to such Party all information concerning its and each of its Subsidiary’s business, properties and personnel as the requesting Party may reasonably request, which information shall remain subject to the Confidentiality Agreement, including for the purposes to permit Safety Shot and Yerbaé to be in a position to expeditiously and efficiently integrate the operations of Yerbaé and Safety Shot and to provide an orderly transition of control immediately upon but not prior to the Effective Time. Each of Yerbaé and Safety Shot shall use all commercially reasonable efforts to ensure that they take no actions, through the exchange of confidential information or otherwise, in breach of the Competition Act (British Columbia) (the “Competition Act”) or any other applicable competition laws, and notwithstanding anything contained in the Arrangement Agreement, Safety Shot shall not control or materially influence Yerbaé until following the Effective Time. Each of Yerbaé and Safety Shot acknowledge and agree that no investigations pursuant to the information and access covenants of the Arrangement Agreement shall affect or be deemed to modify any representation or warranty made by any Party herein.

Privacy Matters

“Transaction Personal Information” means the Personal Information transferred, disclosed or conveyed to one Party or any of its Representatives or agents (each, a “Recipient”) by or on behalf of another Party (a “Transferor”) as a result of or in conjunction with the Arrangement, and includes all such Personal Information transferred, disclosed or conveyed to the Recipient prior to the execution of the Arrangement Agreement.

Each Transferor acknowledges and confirms that the transfer, disclosure, communication or conveyance of Transaction Personal Information is necessary for the purposes of determining if the Parties shall proceed with the Arrangement and, if the determination is made to proceed with the Arrangement, to carry on the business and complete the Arrangement.

165

In addition to its other obligations under the Arrangement agreement, the Recipient covenants and agrees to, prior to the completion of the Arrangement:

●	collect, use and disclose the Transaction Personal Information solely for the purpose of reviewing, determining whether to proceed with and completing the Arrangement;

●	where required by applicable law or Data Security Requirements, not communicate Transaction Personal Information without the consent of the individual concerned, unless authorized to do so by applicable law; and

●	protect and safeguard the confidentiality of the Transaction Personal Information using security safeguards appropriate to the sensitivity of the Transaction Personal Information and in accordance with applicable law or Data Security Requirements.

De-Listing of Yerbaé Shares

Subject to applicable law, Safety Shot and Yerbaé shall and shall cause their respective Affiliates, as applicable, to cooperate with one another in taking, or causing to be taken, all actions necessary to de-list the Yerbaé Shares from the TSXV and the OTCQX as promptly as practicable following the Effective Time (including, if requested by Safety Shot, such items as may be necessary to de-list the Yerbaé Shares on the Effective Date).

Non-Solicitation

Except as expressly provided in the Arrangement Agreement, or to the extent Safety Shot has otherwise consented in writing (which consent shall be in Safety Shot’s sole discretion), Yerbaé has agreed not to, and not to cause the Yerbaé Subsidiaries to, directly or indirectly, through any of its Representatives (and in so doing shall instruct its and the Yerbaé Subsidiaries’ Representatives not to, directly or indirectly):

●	solicit, assist, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, Books and Records or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

●	enter into or otherwise engage or participate in any discussions or negotiations with, or disclose any non-public information or data relating to Yerbaé or the Yerbaé Subsidiaries to, any Person (other than Safety Shot and its Affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, provided that Yerbaé may (i) advise any Person of the restrictions of the Arrangement Agreement, and (ii) advise any Person making an Acquisition Proposal that the Yerbaé Board (or the relevant committee thereof) has determined that their Acquisition Proposal does not constitute a Superior Proposal;

●	make a Change in Recommendation; or

●	accept or enter into or publicly propose to accept or enter into any agreement, understanding, letter of intent, memorandum of understanding, joint venture agreement, or arrangement with any Person (other than Safety Shot or any of its Affiliates) (i) in respect of an Acquisition Proposal or (ii) requiring, intending to cause, or which could reasonably be expected to cause Yerbaé to abandon, terminate or fail to consummate the Arrangement or any other transactions contemplated by the Arrangement Agreement.

166

Except as expressly provided in the Arrangement Agreement, Yerbaé shall, and shall cause the Yerbaé Subsidiaries and their respective Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities with any Person (other than Safety Shot and its Affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection with such termination shall: (i) discontinue access to and disclosure of all information regarding Yerbaé or any of the Yerbaé Subsidiaries, including any data room, any confidential information, properties, facilities and Books and Records; and (ii) promptly (and in any event within two (2) Business Days) request (i) the return or destruction of all copies of any confidential information regarding Yerbaé or any of the Yerbaé Subsidiaries provided to any Person other than Safety Shot and its Representatives, and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding Yerbaé or any of the Yerbaé Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are complied with in accordance with the terms of such rights.

Notification of Acquisition Proposals

If Yerbaé or any of the Yerbaé Subsidiaries or, to the knowledge of Yerbaé, any of their respective Representatives, receives or otherwise becomes aware of either: (a) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or (b) any request for copies of, access to, or disclosure of, confidential information relating to Yerbaé or any of the Yerbaé Subsidiaries, Yerbaé shall promptly notify Safety Shot, at first orally, and then promptly, and in any event within 24 hours, in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and copies of material documents, correspondence or other material received in respect of, from or on behalf of any such Person if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such communication to Yerbaé by or on behalf of any such Person. Yerbaé agrees that it shall simultaneously provide to Safety Shot any non-public information concerning itself or the Yerbaé Subsidiaries provided to any other Person or group in connection with any Acquisition Proposal that was not previously provided to Safety Shot.

Yerbaé shall keep Safety Shot fully informed of the status of developments and negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including the identity of the parties and the price involved and any material changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to Safety Shot copies of all material correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence or communication to Yerbaé by or on behalf of any Person making such Acquisition Proposal, inquiry, proposal, offer or request.

Responding to an Acquisition Proposal

Notwithstanding the foregoing, if at any time prior to obtaining the Yerbaé Shareholder Approval, Yerbaé receives a request for non-public information, or to enter into discussions, from a Person or group of Persons that proposes to Yerbaé an unsolicited Acquisition Proposal then Yerbaé may (i) provide copies of, access to or disclosure of confidential information, properties, facilities, or Books and Records to such Person or group of Persons and their respective Representatives and/or (ii) enter into, participate, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the Person or group of Persons making such request, provided that, if and only if:

●	the Yerbaé Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes, or is reasonably likely to constitute or lead to, a Superior Proposal and has promptly provided Safety Shot with written confirmation thereof;

167

●	such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-solicitation or similar agreement with Yerbaé;

●	Yerbaé has been, and continues to be, in compliance with its obligations under Article 4 of the Arrangement Agreement in all respects and such Acquisition Proposal was not initiated, solicited, knowingly encouraged or knowingly facilitated by Yerbaé or any of the Yerbaé Subsidiaries or any of their respective Representatives;

●	prior to providing any such copies, access, or disclosure, Yerbaé enters into a confidentiality and standstill agreement with such Person on terms no less favourable than the Confidentiality Agreement and that does not prohibit compliance by Safety Shot with any of the provisions of the Arrangement Agreement, a copy of which shall be provided for informational purposes only to Safety Shot; and

●	the Yerbaé Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that the failure to provide such non-public information or enter into such discussions would be inconsistent with its fiduciary duties under applicable law.

Right to Match

If Yerbaé receives an Acquisition Proposal that the Yerbaé Board determines, in good faith after consultation with its outside financial and legal advisors, constitutes a Superior Proposal prior to obtaining the Yerbaé Shareholder Approval, the Yerbaé Board may, subject to compliance with Section 8.2 of the Arrangement Agreement, enter into a definitive agreement or make a Change in Recommendation with respect to such Superior Proposal, if and only if:

●	Yerbaé has been, and continues to be, in compliance with its obligations under Article 4 of the Arrangement Agreement in all respects and such Acquisition Proposal was not initiated, solicited, knowingly encouraged or knowingly facilitated by Yerbaé or any of the Yerbaé Subsidiaries or any of their respective Representatives;

●	the Person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-solicitation or similar agreement with Yerbaé;

●	Yerbaé has delivered to Safety Shot a written notice of the determination of the Yerbaé Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Yerbaé Board to enter into such definitive agreement with respect to such Superior Proposal and/or withdraw or modify the Yerbaé Board Recommendation, which written notice specifies the material terms and conditions of such Superior Proposal and provides the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated (the “Superior Proposal Notice”);

●	at least ten (10) full Business Days (the “Matching Period”) have elapsed from the date on which Safety Shot received the Superior Proposal Notice;

168

●	during any Matching Period, Safety Shot has had the opportunity (but not the obligation), in accordance with Section 4.4(b) of the Arrangement Agreement, to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal and Yerbaé has negotiated, and caused its Representatives to negotiate, in good faith with Safety Shot to the extent Safety Shot wishes to negotiate any revisions to the terms of the Arrangement Agreement that Safety Shot proposes pursuant to Section 4.4(b) of the Arrangement Agreement;

●	after the Matching Period, the Yerbaé Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by Safety Shot under Section 4.4(b) of the Arrangement Agreement); and

●	prior to or concurrently with entering into such definitive agreement or withdrawing or modifying the Yerbaé Board Recommendation, Yerbaé terminates the Arrangement Agreement pursuant to Section 8.1(a)(vii)(B) of the Arrangement Agreement and pays Safety Shot the Termination Fee.

Yerbaé acknowledges and agrees that, during the Matching Period, Safety Shot shall have the opportunity, but not the obligation, to propose to amend the terms of the Arrangement Agreement, including an increase in, or modification of, the Consideration. During the Matching Period: (a) the Yerbaé Board shall review any offer made by Safety Shot to amend the terms of the Arrangement Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) Yerbaé shall negotiate in good faith with Safety Shot to make such amendments to the terms of the Arrangement Agreement or the Plan of Arrangement as would enable Safety Shot to proceed with the transactions contemplated by the Arrangement Agreement on such amended terms. If the Yerbaé Board determines that such Acquisition Proposal would cease to be a Superior Proposal, Yerbaé shall promptly so advise Safety Shot and Yerbaé and Safety Shot shall amend the Arrangement Agreement to reflect such offer made by Safety Shot, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the Consideration (or value of such Consideration) to be received by Yerbaé Shareholders or other material terms or conditions thereof shall constitute a new Acquisition Proposal for the purposes of the Arrangement Agreement, and Safety Shot shall be afforded a new Matching Period from the later of the date on which Safety Shot received the Superior Proposal Notice with respect to the new Superior Proposal from Yerbaé.

At the written request of Safety Shot, the Yerbaé Board shall promptly reaffirm the Yerbaé Board Recommendation by press release after any Acquisition Proposal which the Yerbaé Board has determined not to be a Superior Proposal is publicly announced or publicly disclosed or the Yerbaé Board determines that a proposed amendment to the terms of the Arrangement Agreement or the Plan of Arrangement as contemplated under Section 4.4(b) of the Arrangement Agreement would result in an Acquisition Proposal no longer being a Superior Proposal. Yerbaé shall provide Safety Shot and its outside legal counsel with a reasonable opportunity to review and comment on the form and content of any such press release and shall make all reasonable amendments to such press release as requested by Safety Shot and its counsel.

169

Notwithstanding the foregoing, nothing in the Arrangement Agreement shall prohibit the Yerbaé Board from responding through a directors’ circular or otherwise as required by applicable laws to an Acquisition Proposal provided that Yerbaé shall provide Safety Shot and its counsel with a reasonable opportunity to review the form and content of such disclosure and shall give reasonable consideration to any comments made by Safety Shot and its counsel. Further, nothing in the Arrangement Agreement shall prevent the Yerbaé Board from making any disclosure to the Yerbaé Shareholders if the Yerbaé Board, acting in good faith and upon the advice of its outside legal and financial advisors, shall have determined that the failure to make such disclosure would be inconsistent with the fiduciary duties of the Yerbaé Board or such disclosure is otherwise required under applicable law; provided, however, that, notwithstanding the Yerbaé Board shall be permitted to make such disclosure, the Yerbaé Board shall not be permitted to make a Change in Recommendation, other than as permitted by Section 4.4(a) of the Arrangement Agreement and provided that Yerbaé shall provide Safety Shot and its counsel with a reasonable opportunity to review the form and content of such disclosure and shall give reasonable consideration to any comments made by Safety Shot and its counsel.

Conditions to the Completion of the Arrangement

Mutual Conditions

The respective obligations of Yerbaé and Safety Shot to complete the Arrangement are subject to the fulfilment of each of the following conditions precedent on or before the Effective Time, each of which may only be waived, in whole or in part, with the mutual consent of the parties:

●	the Interim Order will have been granted in form and substance satisfactory to Safety Shot and Yerbaé, acting reasonably, and such order will not have been set aside or modified in a manner unacceptable to Safety Shot or Yerbaé, each acting reasonably, on appeal or otherwise;

●	the Arrangement Resolution will have been passed by the Yerbaé Shareholders by the Outside Date in accordance with the Interim Order;

●	the Safety Shot Stockholder Matters will have been passed by the Safety Shot Stockholder by the Outside Date;

●	the Final Order will have been granted by the Outside Date in form and substance satisfactory to Safety Shot and Yerbaé, acting reasonably, and such order will not have been set aside or modified in a manner unacceptable to Safety Shot or Yerbaé, each acting reasonably, on appeal or otherwise;

●	no governmental entity shall have enacted, issued, promulgated, enforced or entered any order or law which is then in effect and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement;

●	all Regulatory Approvals will have been obtained on terms and conditions satisfactory to each of Safety Shot and Yerbaé, each acting reasonably;

●	the Consideration Shares to be issued upon the exchange of Yerbaé Shares, shall, subject to customary conditions, have been approved for listing on the NASDAQ; and

●	the Consideration Shares to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof.

170

Additional Conditions in Favor of Safety Shot

The obligation of Safety Shot to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Safety Shot and may be waived by Safety Shot, in whole or in part at any time, each in its sole discretion, without prejudice to any other rights which Safety Shot may have):

●	the representations and warranties of Yerbaé set forth regarding execution and binding obligations, authorization, enforceability, absence of violations], Subsidiaries, authorized and issued capital, brokers, long-term debt and Transaction Expenses are, as of the date of the Arrangement Agreement, and will be, as of the Effective Time, true and correct in all respects; and (ii) otherwise in the Arrangement Agreement (other than those to which clause (i) above applies) are, as of the date of the Arrangement Agreement, and will be, as of the Effective Time, true and correct, except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a Yerbaé Material Adverse Effect (and, for this purpose, any reference to “material”, “Yerbaé Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored), and except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and Yerbaé will have delivered a certificate confirming same to Safety Shot, executed by two (2) senior officers of Yerbaé (in each case without personal liability) addressed to Safety Shot and dated the Effective Date;

●	Yerbaé will have complied in all material respects with its covenants contained in the Arrangement Agreement, and Yerbaé will have delivered a certificate confirming same to Safety Shot, executed by two (2) senior officers of Yerbaé (in each case without personal liability) addressed to Safety Shot and dated the Effective Date;

●	there shall be no action or proceeding (whether by a governmental entity or any other person) pending or threatened in any jurisdiction to:

○	cease trade, enjoin or prohibit or impose any limitations, damages or conditions on, Safety Shot’s ability to acquire, hold or exercise full rights of ownership over, any Yerbaé Shares, including the right to vote the Yerbaé Shares;

○	impose terms or conditions on the completion of the Arrangement or on the ownership or operation by Safety Shot of the business or assets of Safety Shot, Yerbaé and any Yerbaé Subsidiaries, Affiliates and related entities; or

○	prevent or materially delay the consummation of the Arrangement;

●	between the date hereof and the Effective Time, there will not have occurred any Yerbaé Material Adverse Effect; and

●	Yerbaé Shareholders have not validly exercised and not withdrawn Dissent Rights with respect to more than 10% of the Yerbaé Shares then outstanding.

Additional Conditions in Favor of Yerbaé

The obligation of Yerbaé to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Yerbaé and may be waived by Yerbaé, in whole or in part at any time, each in its sole discretion, without prejudice to any other rights which Yerbaé may have):

●	Safety Shot shall have delivered the Consideration Shares in accordance with the terms of the Arrangement Agreement;

171

●	the representations and warranties of Safety Shot regarding organization, status and qualification, authorization, enforceability, absence of violations, and capitalization are, as of the date of the Arrangement Agreement, and will be, as of the Effective Time, true and correct in all respects; and (ii) otherwise in the Arrangement Agreement (other than those to which clause (i) above applies) are, as of the date of the Arrangement Agreement, and will be, as of the Effective Time, true and correct, except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a Safety Shot Material Adverse Effect (and, for this purpose, any reference to “material”, “Safety Shot Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored), and except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and Safety Shot will have delivered a certificate confirming same to Yerbaé, executed by two (2) senior officers of Safety Shot (in each case without personal liability) addressed to Yerbaé and dated the Effective Date;

●	Safety Shot will have complied in all material respects with its covenants herein, and Safety Shot will have delivered a certificate confirming same to Yerbaé, executed by two (2) senior officers of Safety Shot (in each case without personal liability) addressed to Yerbaé and dated the Effective Date;

●	between the date of the Arrangement Agreement and the Effective Time, there will not have occurred any Safety Shot Material Adverse Effect;

●	there shall be no action or proceeding (whether by a governmental entity or any other Person) pending or threatened in any jurisdiction to prevent or materially delay the consummation of the Arrangement; and

●	Safety Shot shall have appointed Todd Gibson to the Safety Shot Board, with such appointment to become effective as of the Effective Time.

Notice of Breach

Each of Yerbaé and Safety Shot shall give prompt notice to the other Parties of the occurrence, or failure to occur, at any time from the date hereof to the Effective Date of any event or state of facts which occurrence or failure would, or would be likely to: (i) cause any of the representations or warranties of any Party contained herein to be untrue or inaccurate in any material respect; or (ii) result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by any Party hereunder; provided that, that no such notification will affect the representations or warranties of the Parties or the conditions to the obligations of the Parties hereunder.

Amendments

The Arrangement Agreement may at any time and from time to time before or after the holding of the Yerbaé Meeting be amended by written agreement of the Parties without, subject to applicable law, further notice to or authorization on the part of the Yerbaé Shareholders and any such amendment may, without limitation:

●	change the time for performance of any of the obligations or acts of the Parties;

172

●	waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

●	waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; or

●	waive compliance with or modify any other conditions precedent contained herein,

provided that no such amendment reduces or materially adversely affects the consideration to be received by Yerbaé Shareholders without approval by the affected Yerbaé Shareholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

Termination

Pursuant to the terms thereof, the Arrangement Agreement may be terminated prior to the Effective Time:

●	by mutual written consent of the Parties;

●	by either Safety Shot or Yerbaé, if the Arrangement Resolution shall have failed to receive the Yerbaé Shareholder Approval at the Yerbaé Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order;

●	by either Safety Shot or Yerbaé, if the Safety Shot Stockholder Matters shall have failed to receive the Safety Shot Stockholder Approval at the Safety Shot Meeting (including any adjournment or postponement thereof);

●	by either Safety Shot or Yerbaé, if the Effective Time shall not have occurred on or prior to the Outside Date, except that the right to terminate the Arrangement Agreement under this right to terminate shall not be available to any Party whose failure to fulfill any of its obligations has been the cause of, or resulted in, the failure of the Effective Time to occur by such date; and

●	due to a breach of covenant, conditions, or representation and warranties; provided that the Party seeking termination is not then in breach of the Arrangement Agreement so as to cause any of the conditions set forth in the Arrangement Agreement not to be satisfied.

The Arrangement Agreement may be terminated by Safety Shot if:

●	prior to the Effective Time: (1) the Yerbaé Board or any committee thereof: (i) fails to recommend or withdraws, amends, modifies or qualifies, in a manner adverse to Safety Shot or fails to reaffirm (without qualification) the Yerbaé Board Recommendation, or its recommendation of the Arrangement within five (5) Business Days (and in any case prior to the Yerbaé Meeting) after having been requested in writing by Safety Shot to do so (acting reasonably); or (ii) takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) Business Days after the public announcement of such Acquisition Proposal; or (2) the Yerbaé Board or a committee thereof shall have resolved or proposed to take any of the foregoing actions ((1) or (2) each a “Change in Recommendation”);

173

●	prior to the approval by the Yerbaé Shareholders of the Arrangement Resolution, the breach by Yerbaé, the Yerbaé Subsidiaries or their respective Representatives of any of its covenants regarding non-solicitation;

●	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Yerbaé set forth in the Arrangement Agreement shall have occurred that would cause the conditions precedent in favour of Safety Shot set forth the Arrangement Agreement not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date, as reasonably determined by Safety Shot and provided that Safety Shot is not then in breach of the Arrangement Agreement so as to not deliver the Considerations Shares to Yerbaé in accordance with the Arrangement Agreement or to cause the satisfaction of Safety Shot’s covenants not to be satisfied; or

●	there has occurred a Yerbaé Material Adverse Effect which is not capable of being cured on or before the Outside Date.

The Arrangement Agreement may be terminated by Yerbaé if:

●	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Safety Shot set forth in the Arrangement Agreement shall have occurred that would cause the conditions set forth in favor of Yerbaé not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date, as reasonably determined by Yerbaé and provided that Yerbaé is not then in breach of the Arrangement Agreement so as to cause Yerbaé to not satisfy its representations and warranties and covenants under the Arrangement Agreement;

●	prior to the approval by the Yerbaé Shareholders of the Arrangement Resolution, the Yerbaé Board authorizes Yerbaé to enter into a definitive written agreement with respect to a Superior Proposal (excluding a confidentiality agreement permitted by and in accordance with provisions pertaining to responding to an Acquisition Proposal), provided Yerbaé is then in compliance with its covenants regarding non-solicitation and that prior to or concurrent with such termination Yerbaé pays the Termination Fee in accordance with the provisions hereof;

●	there has occurred a Safety Shot Material Adverse Effect which is not capable of being cured on or before the Outside Date; or

●	there has occurred a Safety Shot Change of Recommendation.

Termination Fee

Except as expressly otherwise provided in the Arrangement Agreement, all fees, costs and expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement and the transactions contemplated hereunder and thereunder, including all costs, expenses and fees of Yerbaé incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated, provided that in the event that the Arrangement is consummated, Safety Shot shall pay Yerbaé’s Transaction Expenses, up to a maximum of $500,000.

174

The Termination Fee is $1,750,000 plus Transaction Expenses of Safety Shot, which Transaction Expenses cannot exceed $250,000. The Termination Fee will be triggered in the following events:

●	by Safety Shot due to a Change in Recommendation;

●	by Safety Shot due to a Yerbaé’s breach of the non-solicitation covenants in the Arrangement Agreement;

●	by Yerbaé in the event of Superior Proposal that is accepted by Yerbaé; or

●	by Yerbaé or Safety Shot if the required Yerbaé Shareholder Approval or Safety Shot Stockholder Approval is not obtained, but only if:

○	prior to the Yerbaé Meeting, a bona fide Acquisition Proposal is made or proposed to Yerbaé or publicly announced by any person other than Safety Shot or any of its Affiliates and such Acquisition Proposal has not been withdrawn; and

○	within twelve (12) months following the date of such termination, any Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is (A) consummated or effected, or (B) Yerbaé and/or any of the Yerbaé Subsidiaries, directly or indirectly, in one or more transactions, enters into a definitive agreement (other than a confidentiality agreement permitted by and in accordance with the Arrangement Agreement) in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) and such Acquisition Proposal is later consummated or effected (whether or not within twelve (12) months following such termination), provided that, for the purposes of the above, references to “20% or more” in the term “Acquisition Proposal” shall be deemed to be references to “50% or more.”

If the Arrangement Agreement shall have been terminated (i) by Safety Shot due to a breach by Yerbaé of its representations, warranties or covenants, or (ii) by Yerbaé pursuant to a breach by Safety Shot of its representations, warranties or covenants or due to a Safety Shot Change of Recommendation, the non-terminating Party shall pay, or cause to be paid, to the terminating Party by wire transfer of immediately available funds, an amount, after deduction for any applicable withholding tax on such payment, equal to the Expense Reimbursement Fee; a fee equal to $500,000 plus the Transaction Expenses of the terminating Party, but in no event shall such aggregate amount exceed $750,000, such payment to be made within one (1) Business Day of any such termination. Yerbaé or Safety Shot shall only be obligated to pay the Expense Reimbursement Fee once. No Expense Reimbursement Fee shall be payable pursuant to the foregoing if Yerbaé has paid the Termination Fee.

Governing Law

The Arrangement Agreement will be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein, and will be construed and treated in all respects as a British Columbia contract. Each of Yerbaé and Safety Shot irrevocably attorns to the non-exclusive jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to the Arrangement Agreement and the Arrangement. Each Party hereby waives any right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the Arrangement Agreement or the transactions contemplated in the Arrangement Agreement or the actions of Yerbaé and Safety Shot in the negotiation, administration, performance and enforcement of the Arrangement Agreement.

175

GOVERNANCE AND MANAGEMENT OF THE COMBINED COMPANY

This section of this Joint Proxy Statement/Circular describes the material governance and management arrangements that will apply to the Combined Company upon completion of the Arrangement. You should read the complete Safety Shot Organizational Documents and the applicable provisions of the DGCL in conjunction with this summary. This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Safety Shot Organizational Documents and the DGCL. For information on how to obtain copies of the Safety Shot Organizational Documents, see “Additional Information Concerning Safety Shot and Documents Incorporated by Reference by Safety Shot”. A summary of the material differences between the Safety Shot Organizational Documents and the existing constating documents of Yerbaé is set forth below under “Comparison of Rights of Yerbaé Shareholders and Safety Shot Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.

Board of Directors of the Combined Company

Yerbaé and Safety Shot have agreed that the Combined Company Board will consist of seven directors comprised of: John Gulyas, Jarrett Boon, Todd Gibson, Christopher Marc Melton, Richard Pascucci, David Long and Jordan Schur.

Yerbaé and Safety currently anticipate that the following seven individuals will serve on the Combined Company Board immediately following consummation of the Arrangement:

Name	Age	Business Experience, Public Company Directorships Held
John Gulyas	49	Mr. Gulyas has owned and operated multiple franchise brands over the last 13 years. Since 2015, Mr. Gulyas has been the owner and the CEO of 2v consulting LLC. Since February 2020, Mr. Gulyas worked as the Founder and President of GBB, which was acquired by Safety Shot. From October 2018 to September 2021, Mr. Gulyas worked as a vice president of franchise development at Vio Med Spa. He worked as site development coordinator at European Wax Center from June 2007 to March 2017.
Jarrett Boon	54	Mr. Boon was the Co-Founder and CEO of GBB, which developed Safety Shot Beverages. Mr. Boon has over 30 years of experience building successful businesses from creation to exit. He was one of the original thought leaders and investors in LifeLock, a leading identity protection provider, where he applied his expertise in sales, marketing, and strategic business development to grow LifeLock to $500 million in revenue. LifeLock went public in 2012 and was subsequently acquired by Symantec in 2016 for $2.3 billion. Prior to LifeLock, Mr. Boon founded SW Promotions, a marketing and advertising company. SW Promotions and its 400 employees were acquired by one of its publicly traded partners.
Todd Gibson	48	Mr. Gibson is an accomplished beverage industry entrepreneur, with over 25 years of experience as an innovator, business builder, and sales leader. Mr. Gibson is regarded as an execution leader in the beverage industry. Mr. Gibson was distribution manager at Hansen’s Energy, better known as Monster Energy who sold the first energy drinks in the US marketplace. Mr. Gibson served in various roles at South Beach Beverage Company (SoBe) prior to the sale of the brand to Pepsi Co. After the sale of SoBe to Pepsi Co., Mr. Gibson served as EVP of Sales at Fuze & Nos Beverage company. During his tenure, from 2001 to 2007, Fuze and Nos Energy brands were listed and sold to Coca Cola. After guiding Fuze & Nos Beverage company to a successful sale to the Coca Cola Company, from 2007 to 2010, Mr. Gibson assumed the role of Division VP and General Manager for the Still Beverage group, a newly formed organization within Coca Cola. In this role, Mr. Gibson’s responsibilities included distributor, marketing and retailer relations. Additionally, he led the sales and field marketing teams to provide thought leadership, brand marketing and P&L responsibilities for a significant portfolio, within Coca Cola, exceeding $1.5 Billion in revenue for the company. He managed a team of over 500 field managers and 112 distribution partners. Following the sale of his beverage businesses and his time at Coca Cola, Mr. Gibson joined Vintage Tech Recyclers in 2010, a private company founded by Karrie Gibson in 2005, and served as the Executive VP of Sales and Marketing and a member of Vintage Tech Recyclers’ board of directors until 2015.

176

Name	Age	Business Experience, Public Company Directorships Held
Christopher Marc Melton	52	Mr. Melton has served as one of Safety Shot’s directors since August 2019. Mr. Melton has served as director of SG Blocks, Inc. since November of 2011 and currently serves as the Chairman of Safety Shot’s audit committee. From 2000 to 2008, Mr. Melton was a Portfolio Manager for Kingdon Capital Management (“Kingdon”) in New York City, where he ran in excess of $1 billion book in media, telecom, and Japanese investment. Mr. Melton opened Kingdon’s office in Japan, where he set up a Japanese research company. From 1997 to 2000, Mr. Melton served as a Vice President at JPMorgan Investment Management as an equity research analyst, where he helped manage $1 Billion plus in REIT funds under management. Mr. Melton was a Senior Real Estate Equity Analyst at RREEF Funds in Chicago from 1995 to 1997. Mr. Melton is Principal and co-founder of Callegro Investments, a specialist land investor. He currently serves on several Public and Private Boards as well as Chairman of the audit committee of a Nasdaq listed company.
Richard Pascucci	48	Mr. Pascucci as over 20 years of experience in the beverage industry. Since May 2018, Mr. Pascucci has been working as the founder and owner of Black Apple Group, LLC, a consulting group specializing in strategy, brand marketing, business intelligence, business insights and category development. Since May 2017, Mr. Pascucci has been working as the Beverage Consultant at Pascucci Enterprise, wherein he is responsible for the company’s key strategic areas, while identifying and delivering key projects and priorities. Between May 2011 and May 2017, Mr. Pascucci worked as the Chief Growth Officer and the VP of Business Development at Pabst Brewing Company. Mr. Pascucci has a Bachelors degree in Arts from St. Joseph’s University, Philadelphia.
David Long	47	Mr. Long has over 20 years of experience in leading and increasing growth for companies in the fitness and wellness industries. Since January 2010, Mr. Long has served as the CEO and the Co-Founder of Orangetheory Fitness Corporate. From June 2008 to June 2007, Mr. Long served as the Developer and Owner of European Wax Center. Mr. Long has a Bachelor’s degree in Health Science, Physical Therapy, and International Business from University of Florida and an MBA from University of Florida.
Jordan Schur	59	Mr. Schur has worked as the Chief Executive Officer and Chairman of Suretone Entertainment Group since 2006, as well as the Chief Executive Officer of Mimram Shur Pictures which he founded in 2007.

Other Board Matters

John Gulyas will serve as the chairman of the Combined Company Board. In that capacity, Mr. Gulyas will preside at all meetings of the board of directors and of the stockholders at which he is present.

Officers of the Combined Company

Safety Shot’s existing management team will continue to lead the company, with Yerbaé’s leadership team assuming secondary management roles, with Jarrett Boon serving as Chief Executive Officer, immediately after the consummation of the Arrangement.

177

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is, as of the date hereof, a summary of the principal Canadian federal income tax considerations under the Tax Act in respect of the Arrangement that are generally applicable to a beneficial owner of Yerbaé Shares who at all relevant times and for purposes of the Tax Act: (a) deals at arm’s length with Yerbaé and Safety Shot; (b) is not and will not be affiliated with Yerbaé or Safety Shot; and (c) holds Yerbaé Shares and will hold any Safety Shot Shares received pursuant to the Arrangement as capital property (each such owner, a “Holder”).

The Yerbaé Shares and Safety Shot Shares generally will be considered capital property to a Holder for purposes of the Tax Act unless the Holder holds or uses, or is deemed to hold or use, such shares in the course of carrying on a business of trading or dealing in securities or the Holder has acquired or holds, or is deemed to have acquired or hold, such shares in a transaction or transactions considered to be an adventure or concern in the nature of trade.

This summary is not applicable to a Holder who has acquired or will acquire Yerbaé Shares under or in connection with Yerbaé RSUs, Yerbaé PSUs, Yerbaé Options or other conversion or exchange rights to acquire Yerbaé Shares or equity-based employment compensation arrangement, and the tax considerations relevant to such Holders are not discussed herein. Any such persons referenced above should consult their own tax advisor with respect to the tax consequences of the Arrangement.

In addition, this summary is not applicable to a Holder: (a) that is a “financial institution” (as defined in the Tax Act for the purposes of the “mark-to-market rules”); (b) that is a “specified financial institution” (as defined in the Tax Act); (c) an interest in which is a “tax shelter investment” (as defined in the Tax Act); (d) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than the Canadian currency; (e) in respect of whom Safety Shot is or will be a “foreign affiliate” (as defined in the Tax Act); (f) that has entered into or will enter into a “synthetic disposition agreement” (as defined in the Tax Act) or a “derivative forward agreement” (as defined in the Tax Act) with respect to Yerbaé Shares or Safety Shot Shares; or (g) that receives dividends on Yerbaé Shares or Safety Shot Shares under or as part of a “dividend rental arrangement” (as defined in the Tax Act). Such Holders should consult their own tax advisors.

This summary is based on the current provisions of the Tax Act in force as of the date hereof and an understanding of the published administrative policies and assessing practices of the CRA publicly available prior to the date hereof. This summary also takes into account all specific proposals to amend the Tax Act that have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that the Proposed Amendments will be enacted in the form proposed. No assurance can be given that the Proposed Amendments will be enacted in the form proposed, or at all. Except for the Proposed Amendments, this summary does not otherwise take into account or anticipate any other changes in law, whether by judicial, governmental or legislative decision or action or changes in the administrative policies or assessing practices of the CRA, nor does it take into account provincial, territorial or foreign tax legislation or considerations, which may differ from the Canadian federal income tax considerations discussed below.

178

This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations. This summary is not, and should not be construed as, legal, business or tax advice to any particular Holder and no representation with respect to the tax consequences to any particular Holder is made. Accordingly, all Holders should consult their own tax advisors regarding the Canadian federal income tax consequences of the Arrangement applicable to their particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax laws.

Currency Conversion

Subject to certain exceptions that are not discussed herein, for purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of securities (including dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. For purposes of the Tax Act, amounts denominated in a currency other than Canadian dollars must be converted into Canadian dollars using the appropriate exchange rate on the applicable date (as determined in accordance with the detailed rules in the Tax Act) of the related acquisition, disposition or recognition of income.

Holders Resident in Canada

This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty or convention: (i) is, or is deemed to be, resident in Canada; and (ii) is not exempt from tax under Part I of the Tax Act (a “Resident Holder”).

Additional considerations, not discussed herein, may be applicable to a Resident Holder that is a corporation whose investment in a non-resident corporation as part of a transaction or event or series of transactions or events that includes the acquisition of Safety Shot Shares is subject to the foreign affiliate dumping rules in section 212.3 of the Tax Act. Such Resident Holders should consult their tax advisors with respect to the consequences of acquiring Safety Shot Shares.

Certain Resident Holders whose Yerbaé Shares might not otherwise qualify as capital property may, in certain circumstances, be eligible to make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have their Yerbaé Shares (but not Safety Shot Shares), and every other “Canadian security” (as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years, be deemed to be capital property. Resident Holders should consult their own tax advisors as to whether they hold or will hold their Yerbaé Shares and Safety Shot Shares as capital property and whether such election can or should be made in respect of their Yerbaé Shares.

Disposition of Yerbaé Shares Pursuant to the Arrangement

A Resident Holder (other than a Resident Dissenter (as defined below)) who disposes of their Yerbaé Shares in exchange for Safety Shot Shares under the Arrangement will be considered to have disposed of such Yerbaé Shares for proceeds of disposition equal to the aggregate fair market value at the time of disposition of the Consideration Shares received by the Resident Holder for such Yerbaé Shares. As a result, the Resident Holder will generally realize a capital gain (or a capital loss) to the extent that such proceeds of disposition exceed (or are less than) the aggregate of the Resident Holder’s adjusted cost base of the Yerbaé Shares immediately before the time of disposition and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses see “Certain Canadian Federal Income Tax Considerations — Taxation of Capital Gains and Capital Losses” below.

The cost to a Resident Holder of Consideration Shares acquired under the Arrangement as consideration for such Resident Holder’s Yerbaé Shares will be equal to the fair market value, at the time of acquisition, of such Consideration Shares so received by such Resident Holder. For the purpose of determining the adjusted cost base of such Consideration Shares to a Resident Holder, the cost of the newly acquired Consideration Shares will be averaged with the adjusted cost base of all Safety Shot Shares owned by the Resident Holder as capital property immediately before that acquisition.

179

Dissenting Resident Holders

A Resident Holder who validly exercises Dissent Rights and is entitled to be paid fair value for their Yerbaé Shares in accordance with the Arrangement (a “Resident Dissenter”) will be deemed to transfer their Yerbaé Shares to Safety Shot in consideration for an amount equal to the fair value of such Yerbaé Shares.

A Resident Dissenter who is entitled to be paid the fair value of their Yerbaé Shares by Safety Shot will be considered to have disposed of such Yerbaé Shares for proceeds of disposition equal to the amount received by the Resident Dissenter (other than any portion thereof that is interest awarded by a court). Such Resident Dissenters will realize a capital gain (or incur a capital loss) to the extent that such proceeds of disposition exceeds (or is less than) the aggregate of the adjusted cost base of the Yerbaé Shares to the Resident Dissenter immediately before their transfer to Safety Shot pursuant to the Arrangement and the Resident Dissenter’s reasonable costs of the disposition. For more information, see “Certain Canadian Federal Income Tax Considerations — Taxation of Capital Gains and Capital Losses” below.

Any interest awarded to a Resident Dissenter by a court will be included in the Resident Dissenter’s income for purposes of the Tax Act.

Taxation of Capital Gains and Capital Losses

A Resident Holder will generally be required to include in computing income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in that year. A Resident Holder will generally be required to deduct one half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in that taxation year (subject to and in accordance with rules contained in the Tax Act). Allowable capital losses in excess of taxable capital gains for a taxation year may be carried back to any of the three preceding taxation years or carried forward to any subsequent taxation year and deducted against net taxable capital gains realized in such years to the extent and under the circumstances specified by the Tax Act.

A capital loss realized on the disposition of Yerbaé Shares by a Resident Holder that is a corporation may be reduced by the amount of dividends received or deemed to have been received by the corporation on such shares to the extent and under the circumstances specified by the Tax Act. Similar rules may apply where a corporation is a member of a partnership or a beneficiary of a trust that owns Yerbaé Shares directly or indirectly through a partnership or trust. Resident Holders to whom these rules may be relevant should consult their own advisors.

A capital gain realized by a Resident Holder who is an individual (including certain specified trusts) may be relevant for purposes of calculating liability for alternative minimum tax under the Tax Act. Resident Holders should consult their own tax advisors in this regard.

Dividends on Safety Shot Shares

A Resident Holder will be required to include in computing income for a taxation year the amount of dividends, if any, received or deemed to be received in respect of Safety Shot Shares, including amounts withheld for U.S. withholding tax, if any. For a Resident Holder who is an individual (including a trust), such dividends will not be subject to the gross-up and dividend tax credit rules under the Tax Act normally applicable to taxable dividends received by an individual from a corporation resident in Canada for purposes of the Tax Act. A Resident Holder that is a corporation will generally not be entitled to deduct the amount of such dividends in computing its taxable income.

180

Subject to the detailed rules in the Tax Act, a Resident Holder may be entitled to a foreign tax credit or deduction for any U.S. withholding tax paid with respect to dividends received by the Resident Holder on the Safety Shot Shares. Resident Holders should consult their own tax advisors with respect to the availability of a foreign tax credit or deduction having regard to their own particular circumstances.

Disposition of Safety Shot Shares

A Resident Holder that disposes of, or is deemed to dispose of, a Safety Shot Share in a taxation year will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the Safety Shot Share exceeds (or is exceeded by) the aggregate of the Resident Holder’s adjusted cost base of such Safety Shot Share immediately before the disposition and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses see “Certain Canadian Federal Income Tax Considerations — Taxation of Capital Gains and Capital Losses” above.

Foreign tax, if any, levied on any gain realized on a disposition of the Safety Shot Shares may be eligible for a foreign tax credit or deduction under the Tax Act to the extent and under the circumstances described in the Tax Act. Resident Holders should consult their own tax advisors with respect to the availability of a foreign tax credit or deduction, having regard to their own particular circumstances.

Additional Refundable Tax

A Resident Holder that is throughout the year a “Canadian-controlled private corporation” (as defined in the Tax Act), or at any time in the year a “substantive CCPC” (as defined in the Tax Act), may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act), including taxable capital gains, dividends on Safety Shot Shares, and interest. Resident Holders are advised to consult their own tax advisors in this regard.

Foreign Property Information Reporting

Generally, a Resident Holder that is a “specified Canadian entity” (as defined in the Tax Act) for a taxation year or a fiscal period and whose total “cost amount” of “specified foreign property” (as such terms are defined in the Tax Act), including Safety Shot Shares, at any time in the year or fiscal period exceeds $100,000 will be required to file an information return with the CRA for the year or period disclosing prescribed information in respect of such property. Subject to certain exceptions, a Resident Holder will be a specified Canadian entity, as will certain partnerships.

Penalties may apply where a Resident Holder fails to file the required information return in respect of such Resident Holder’s “specified foreign property” (as defined in the Tax Act) on a timely basis in accordance with the Tax Act. The reporting rules in the Tax Act are complex and this summary does not purport to address all circumstances in which reporting may be required by a Resident Holder. Resident Holders should consult their own tax advisors regarding the reporting rules contained in the Tax Act and compliance with these reporting requirements.

Offshore Investment Fund Property Rules

The Tax Act contains rules (the “OIF Rules”) which may, in certain circumstances, require a Resident Holder to include in income in each taxation year an amount in respect of the acquisition and holding of Safety Shot Shares, if (a) the value of such Safety Shot Shares may reasonably be considered to be derived, directly or indirectly, primarily from portfolio investments in certain assets described in paragraph 94.1(1)(b) of the Tax Act, particularly (i) shares of the capital stock of one or more corporations, (ii) indebtedness or annuities, (iii) interests in one or more corporations, trusts, partnerships, organizations, funds or entities, (iv) commodities, (v) real estate, (vi) Canadian or foreign resource properties, (vii) currency of a country other than Canada, (viii) rights or options to acquire or dispose of any of the foregoing, or (ix) any combination of the foregoing (collectively, “Investment Assets”) and (b) it may reasonably be concluded, having regard to all the circumstances, that one of the main reasons for the Resident Holder acquiring, holding or having the Safety Shot Shares was to derive a benefit from portfolio investments in Investment Assets in such a manner that the taxes, if any, on the income, profits and gains from such Investment Assets for any particular year are significantly less than the tax that would have been applicable under Part I of the Tax Act if the income, profits and gains had been earned directly by the Resident Holder.

181

The OIF Rules are complex, and their application and consequences depend, in part, on the reasons for a Resident Holder acquiring or holding Safety Shot Shares. Resident Holders are urged to consult their own tax advisors regarding the application and consequences of the OIF Rules, in their own particular circumstances.

Eligibility for Investment

Provided the Consideration Shares are listed on a “designated stock exchange” (as defined in the Tax Act, which currently includes Nasdaq) on the date of issuance, the Consideration Shares will be qualified investments on such date under the Tax Act for a trust governed by a “registered retirement savings plan”, a “registered retirement income fund”, a “registered education savings plan”, a “registered disability savings plan”, a “tax-free savings account”, a “first home savings account” (each, a “Registered Plan”) or a “deferred profit sharing plan” (each as defined in the Tax Act).

Notwithstanding that Consideration Shares may be qualified investments for a Registered Plan, a holder, annuitant, or subscriber, as the case may be, of or under a Registered Plan (each, a “Plan Holder”), will be subject to a penalty tax on such shares if such shares are a “prohibited investment” (as defined in the Tax Act) for the particular Registered Plan. Consideration Shares will generally not be a “prohibited investment” unless the Plan Holder does not deal at arm’s length with Safety Shot for purposes of the Tax Act or has a “significant interest” (as defined in the Tax Act) in Safety Shot. Also, the Consideration Shares will not be a prohibited investment if the Consideration Shares are “excluded property” (as defined in the Tax Act) for the Registered Plan.

Plan Holders are advised to consult their own tax advisors with respect to whether Safety Shot Shares are “prohibited investments” in their particular circumstances and the tax consequences of Safety Shot Shares being acquired or held by a Registered Plan.

Holders Not Resident in Canada

The following portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax treaty or convention, is neither resident nor deemed to be resident in Canada, and does not and will not use or hold, and is not and will not be deemed to use or hold, Yerbaé Shares or Safety Shot Shares in connection with a business carried on, or deemed to be carried on, in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to a Non-Resident Holder that is an insurer carrying on an insurance business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act) and any such Non-Resident Holders should consult their own tax advisors.

Disposition of Shares

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain, or be entitled to deduct any capital loss, realized by such Non-Resident Holder on the disposition of Yerbaé Shares pursuant to the Arrangement, or on the future or deemed disposition of Safety Shot Shares, unless the Yerbaé Shares or Safety Shot Shares, as applicable, are, or are deemed to be, “taxable Canadian property” and are not “treaty-protected property” to the Non-Resident Holder for purposes of the Tax Act.

182

Generally, a Yerbaé Share or Safety Shot Share, as the case may be, will not be taxable Canadian property of a Non-Resident Holder at a particular time provided that the share is listed on a “designated stock exchange” (which currently includes Nasdaq and TSXV) unless, at any time during the 60-month period immediately preceding the disposition: (a) one or any combination of (i) the Non-Resident Holder, (ii) any one or more other persons with whom the Non-Resident Holder does not deal at arm’s length, or (iii) any partnership in which the Non-Resident Holder or a non-arm’s length person holds a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series in the capital of Safety Shot; and (b) more than 50% of the fair market value of such share was derived from one or any combination of real or immovable property situated in Canada, “Canadian resource property” or “timber resource property” (both as defined in the Tax Act), and options in respect of, or interests in, or for civil law rights in, any such properties (whether or not such property exists). If the Safety Shot Share is not listed on any designated stock exchange, the Safety Shot Share would generally be “taxable Canadian property” of a Non-Resident Holder at any time if, at any particular time during the 60-month period that ends at that time, the condition described in (b) above is met.

Notwithstanding the foregoing, in certain other circumstances a Yerbaé Share or Safety Shot Share, as applicable, could be deemed to be taxable Canadian property to the Non-Resident Holder for purposes of the Tax Act. Non-Resident Holders should consult their own tax advisors in this regard.

Even if the Yerbaé Shares or Safety Shot Shares, as applicable, are taxable Canadian property to a Non-Resident Holder, a taxable capital gain or an allowable capital loss resulting from the disposition of such shares will not be taken into account in computing the Non-Resident Holder’s taxable income for purposes of the Tax Act if, at the time of the disposition, the Yerbaé Shares or Safety Shot Shares, as applicable, constitute “treaty-protected property” of the Non-Resident Holder for purposes of the Tax Act. Yerbaé Shares or Safety Shot Shares, as applicable, will generally be considered “treaty-protected property” of a Non-Resident Holder for purposes of the Tax Act at the time of the disposition if the gain from such disposition would, because of an applicable income tax treaty between Canada and the country in which the Non-Resident Holder is resident for purposes of such treaty and in respect of which the Non-Resident Holder is entitled to receive benefits thereunder, be exempt from tax under Part I of the Tax Act.

In the event that the Yerbaé Shares or Safety Shot Shares, as applicable, constitute taxable Canadian property and are not treaty-protected property to a particular Non-Resident Holder, the Non-Resident Holder will realize a capital gain (or capital loss) generally in the circumstances and computed in the manner described above under “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Disposition of Yerbaé Shares Pursuant to the Arrangement”, “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Disposition of Safety Shot Shares” and “Certain Canadian Federal Income Tax Considerations — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses”. A Non-Resident Holder who disposes of taxable Canadian property that is not treaty-protected property may have to file a Canadian income tax return for the year in which the disposition occurs.

Non-Resident Holders whose Yerbaé Shares or Safety Shot Shares, as applicable, are, or may be, taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances, including whether such shares constitute treaty-protected property.

183

Dissenting Non-Resident Holders

A Non-Resident Holder that validly exercises Dissent Rights and is entitled to be paid fair value for their Yerbaé Shares in accordance with the Arrangement (a “Non-Resident Dissenter”) will be deemed to transfer such Yerbaé Shares to Safety Shot in consideration for an amount equal to the fair value of such Yerbaé Shares.

Non-Resident Dissenters will generally realize a capital gain (or capital loss) in the same manner as a Resident Dissenter as described above under “Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Dissenting Resident Holders”.

As discussed above under “Certain Canadian Federal Income Tax Considerations — Holders Not Resident in Canada — Disposition of Shares”, a Non-Resident Dissenter will not be subject to tax under the Tax Act on any capital gain, or be entitled to deduct any capital loss, realized by such Non-Resident Dissenter on the disposition of Yerbaé Shares unless the Yerbaé Shares constitute “taxable Canadian property” (as defined in the Tax Act) and are not “treaty-protected property” (as defined in the Tax Act) of the Non-Resident Dissenter at the time of disposition.

Any interest paid or credited to a Non-Resident Dissenter in respect of the exercise of Dissent Rights will not be subject to Canadian withholding tax, provided that such interest is not “participating debt interest” (as defined in the Tax Act). Non-Resident Holders should consult their own tax advisors in this regard.

Dividends on Safety Shot Shares

Dividends paid on Safety Shot Shares to a Non-Resident Holder will not be subject to Canadian withholding tax or other income tax under the Tax Act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain of the material United States federal income tax considerations for Yerbaé Shareholders relating to the exchange of Yerbaé Shares for Safety Shot Shares pursuant to the Arrangement and the ownership and disposition of such Safety Shot Shares. Except as provided below, this discussion does not address any tax consequences arising under the Medicare contribution tax on net investment income or the alternative minimum tax, U.S. federal non-income tax laws or the laws of any state or local or non-U.S. jurisdiction. This discussion is based on the Code (and any reference in this Joint Proxy Statement/Circular to any particular Code section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified), the Treasury Regulations and judicial authorities and published positions of the IRS, all as currently in effect on the date of this Joint Proxy Statement/Circular. These laws may change or be subject to differing interpretations, possibly retroactively, and any change or differing interpretation could affect the continuing validity of this discussion. Safety Shot has not sought and does not intend to seek a ruling from the IRS regarding the matters discussed below. This discussion assumes that (i) the Arrangement will be consummated in accordance with the Arrangement Agreement, the Plan of Arrangement, and as described in this Joint Proxy Statement/Circular, and (ii) at the Effective Time, Safety Shot will deliver the Consideration Shares to a direct wholly-owned Safety Shot subsidiary, and such subsidiary will then deliver the Consideration Shares to its wholly-owned direct subsidiary, which will acquire the Yerbaé Shares from the Yerbaé Shareholders (which steps Safety Shot intends to carry out and which are intended to cause the Arrangement to be treated as a taxable exchange for U.S. federal income tax purposes). This discussion does not address any U.S. federal income tax consequences to Yerbaé Shareholders who (i) exercise their statutory or judicial rights of appraisal or (ii) either individually or as a group are treated as related to Safety Shot under certain provisions of the Code.

184

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Yerbaé Shares that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	a trust if it (i) is subject to the primary supervision of a U.S. court and one or more United States persons (as defined in Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person; or

●	an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of Yerbaé Shares other than a U.S. Holder or a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Yerbaé Shares, the tax treatment of a person treated as a partner in such partnership for U.S. federal income tax purposes generally will depend upon the status of the partner and the activities of the partnership. Such partnerships and partners in such partnerships should consult their own tax advisors regarding the tax consequences of the Arrangement to them.

This discussion assumes that Yerbaé Shareholders hold their Yerbaé Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a Yerbaé Shareholder in light of its particular circumstances or that may be applicable if such holder is a member of a special class of holders subject to special rules, including:

●	a bank or other financial institution;

●	a tax-exempt or governmental organization;

●	a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, or an investor in the foregoing;

●	an insurance company;

●	a regulated investment company or real estate investment trust;

●	a mutual fund;

●	a broker or dealer in securities, stocks, commodities or currencies;

●	a trader in securities who elects the mark-to-market method of accounting for securities;

●	a passive foreign investment company or controlled foreign corporation for U.S. federal income tax purposes;

185

●	a U.S. expatriate, former citizen or long-term resident of the United States;

●	a person who directly, indirectly or constructively owned more than five percent (5%) of the outstanding Yerbaé Shares at any time during the period ending on the date of the Arrangement or who directly, indirectly or constructively has owned or will own following the Arrangement more than five percent (5%) of the outstanding Safety Shot Shares;

●	a Yerbaé Shareholder who received or will receive (pursuant to a Yerbaé RSU, a Yerbaé PSU or a comparable arrangement, a Yerbaé Option, or otherwise) Yerbaé Shares as compensation;

●	a U.S. Holder that has a functional currency other than the U.S. dollar;

●	a person subject to special tax accounting rules under Section 451(b) of the Code;

●	a person that holds Yerbaé Shares or Safety Shot Shares as part of a straddle, or a hedging or a conversion transaction; or

●	a person liable for the alternative minimum tax or the Medicare contribution tax on net investment income.

The following discussion does not address the tax consequences of any transactions effectuated before, after or at the same time as the Arrangement, whether or not in connection with the Arrangement, including, without limitation, the tax consequences to holders of options, warrants, restricted share units, deferred share units, performance share units, or similar rights to purchase Yerbaé Shares.

Yerbaé Shareholders are urged to consult their own tax advisors regarding the specific tax consequences of the Arrangement to them in light of their particular situations, including the applicability and effect of any U.S. federal, state, local or non-U.S. tax laws.

U.S. Federal Income Tax Classification of Yerbaé

Although Yerbaé is organized as a corporation under the BCBCA, Yerbaé takes the position that it is treated as a U.S. domestic corporation for all U.S. federal income tax purposes under Section 7874 of the Code and the Treasury Regulations thereunder. The remainder of this summary assumes that Yerbaé will be treated as a U.S. domestic corporation for U.S. federal income tax purposes.

U.S. Federal Income Tax Considerations for U.S. Holders

Exchange of Yerbaé Shares for Safety Shot Shares Pursuant to the Arrangement

The receipt of Safety Shot Shares by U.S. Holders in exchange for Yerbaé Shares pursuant to the Arrangement should be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder who receives Safety Shot Shares in exchange for Yerbaé Shares pursuant to the Arrangement generally should recognize capital gain or loss equal to the difference, if any, between (i) the fair market value of the Safety Shot Shares received on the Effective Date (treating any fractional shares that are sold by the Depositary on the holder’s behalf as described herein as received by the holder) and (ii) the U.S. Holder’s adjusted tax basis in its Yerbaé Shares exchanged therefor.

186

Capital gains of a non-corporate U.S. Holder will generally be eligible for preferential U.S. federal income tax rates that are applicable to long-term capital gains if the U.S. Holder has held its Yerbaé Shares for more than one year as of the Effective Date and meets other applicable requirements. Capital gains of a non-corporate U.S. Holder will generally be treated as short-term capital gains (and taxed at ordinary income tax rates) if the U.S. Holder has held its Yerbaé Shares for one year or less as of the date of the Arrangement. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Yerbaé Shares at different times or different prices, such U.S. Holder must determine its tax basis and holding period separately for each block of Yerbaé Shares.

A U.S. Holder’s aggregate adjusted tax basis in the Safety Shot Shares received in the Arrangement should equal the fair market value of those shares on the Effective Date of the Arrangement, and the holder should have a holding period in the Safety Shot Shares received that begins on the day following the Effective Date.

Ownership and Disposition of Safety Shot Shares

Distributions. A distribution of cash or property to a U.S. Holder with respect to its Safety Shot Shares generally will be treated as a dividend to the extent paid out of Safety Shot’s current or accumulated earnings and profits and will be includible in income by the U.S. Holder and taxable as ordinary income when received. If such a distribution exceeds Safety Shot’s current and accumulated earnings and profits, the excess will be first treated as a tax-free return of the U.S. Holder’s investment, up to the U.S. Holder’s tax basis in its Safety Shot Shares, and thereafter as a capital gain. Dividends received by a non-corporate U.S. Holder will be eligible to be taxed at reduced rates if the U.S. Holder meets certain holding period and other applicable requirements. Dividends received by a corporate U.S. Holder will be eligible for the dividends-received deduction if the U.S. Holder meets certain holding period and other applicable requirements.

Sale, Exchange or Other Taxable Disposition of Safety Shot Shares. For U.S. federal income tax purposes, gain or loss a U.S. Holder realizes on the sale, exchange or other taxable disposition of its Safety Shot Shares will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder’s holding period in the Safety Shot Shares is greater than one year. The amount of the U.S. Holder’s gain or loss will be equal to the difference between the amount realized on the disposition and the U.S. Holder’s tax basis in the Safety Shot Shares that were sold. Long-term capital gain of a U.S. Holder who is an individual generally is subject to reduced tax rates. The deductibility of capital losses may be subject to limitations.

Information Reporting and Backup Withholding

Payments to a U.S. Holder pursuant to the Arrangement may, under certain circumstances, be subject to information reporting and backup withholding. In addition, distributions with respect to Safety Shot Shares and proceeds from the sale or other taxable disposition of Safety Shot Shares generally will be subject to information reporting to the IRS and possible backup withholding. To avoid backup withholding, a U.S. Holder should timely complete and return an IRS Form W-9, certifying that such U.S. Holder is a “United States person” as defined under the Code, the taxpayer identification number provided is correct, and such U.S. Holder is not subject to backup withholding. Certain types of U.S. Holders (including, with respect to certain types of payments, corporations) generally are not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or a credit against a U.S. Holder’s U.S. federal income tax liability if the required information is furnished by such holder on a timely basis to the IRS.

187

U.S. Holders are urged to consult their own tax advisors as to the particular tax consequences of the Arrangement, including the effect of U.S. federal, state and local tax laws or non-U.S. tax laws.

U.S. Federal Income Tax Considerations for Non-U.S. Holders

Exchange of Yerbaé Shares for Safety Shot Shares Pursuant to the Arrangement

Subject to the discussion below on backup withholding, a Non-U.S. Holder generally should not be subject to U.S. federal income tax on any gain realized as a result of the Arrangement unless (a) such gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable), (b) the Non-U.S. Holder is a non-resident alien individual present in the United States for 183 days or more during the taxable year of the Arrangement and certain other requirements are met, or (c) Yerbaé is or was a “United States real property holding corporation” for U.S. federal income tax purposes (a “USRPHC”) at any time during the shorter of the five-year period preceding the Non-U.S. Holder’s exchange of Yerbaé Shares pursuant to the Arrangement or its holding period in such Yerbaé Shares.

Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With regard to clause (c) above, in general, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Yerbaé believes it currently is not a USRPHC. However, because the determination of whether Yerbaé is a USRPHC is made from time to time and depends on the relative fair market value of its assets, there can be no assurance that Yerbaé currently is not a USRPHC or has not been a USRPHC in the past. If Yerbaé were a USRPHC, the tax relating to disposition of stock in a USRPHC generally would not apply to a Non-U.S. Holder whose holdings, directly, indirectly, and constructively, constituted 5% or less of outstanding Yerbaé Shares at all times during the applicable period, provided that the Yerbaé Shares were “regularly traded on an established securities market” (as provided in applicable Treasury Regulations) at any time during the calendar year in which the disposition occurs. However, no assurance can be provided that the Yerbaé Shares will be so treated for purposes of the rules described above. If a Non-U.S. Holder is subject to U.S. federal income tax pursuant to these rules, any gain realized by the Non-U.S. Holder from its exchange of Yerbaé Shares pursuant to the Arrangement would be taxed on a net income basis at the graduated rates applicable to U.S. persons, and the holder would be required to file a U.S. tax return with respect to such gains.

Ownership and Disposition of Safety Shot Shares

Distributions. A distribution of cash or property to a Non-U.S. Holder with respect to its Safety Shot Shares generally will be treated as a dividend to the extent paid out of Safety Shot’s current or accumulated earnings and profits. If such a distribution exceeds Safety Shot’s current and accumulated earnings and profits, the excess will be first treated as a tax-free return of the Non-U.S. Holder’s investment, up to the Non-U.S. Holder’s tax basis in the Safety Shot Shares, and thereafter as a capital gain subject to the tax treatment described above in “Certain U.S. Federal Income Tax Considerations — U.S. Federal Income Tax Considerations for Non-U.S. Holders — Exchange of Yerbaé Shares for Safety Shot Shares Pursuant To The Arrangement”.

188

Dividends paid to a Non-U.S. Holder generally will be subject to withholding of U.S. federal income tax at a 30% rate, or such lower rate as may be specified by an applicable tax treaty. Even if a Non-U.S. Holder is eligible for a lower treaty rate, a withholding agent generally will be required to withhold at a 30% rate (rather than the lower treaty rate) unless the Non-U.S. Holder has furnished a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) establishing the Non-U.S. Holder’s entitlement to the lower treaty rate or other applicable exemption under the Code with respect to such dividend payments, and the withholding agent does not have actual knowledge or reason to know to the contrary. Non-U.S. Holders are urged to consult their own tax advisers regarding their entitlement to benefits under any applicable income tax treaty.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation may also be subject to a branch profits tax at a rate of 30% (or such lower rate as is specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain iteMs. Non-U.S. Holders are urged to consult their own tax advisers regarding any applicable income tax treaties that may provide for different rules.

Sale, Exchange or Other Taxable Disposition of Safety Shot Shares. A Non-U.S. Holder that disposes of its Safety Shot Shares in a sale, exchange, or other taxable disposition generally will be subject to tax consequences similar to those described above in “Certain U.S. Federal Income Tax Considerations — U.S. Federal Income Tax Considerations for Non-U.S. Holders — Exchange of Yerbaé Shares for Safety Shot Shares Pursuant to the Arrangement”. Non-U.S. Holders generally will be subject to taxation in the United States if the Safety Shot Shares they hold are treated as United States real property interests by virtue of Safety Shot being treated as a USRPHC under the Code. Safety Shot has not determined whether it is a USRPHC; however, even if it is a USRPHC, so long as the Safety Shot Shares continue to be “regularly traded on an established securities market” in the United States, within the meaning of applicable Treasury Regulations, a Non-U.S. Holder will not be subject to U.S. federal income tax on the disposition of Safety Shot Shares if the Non-U.S. Holder has not held more than 5% (actually or constructively) of the total Safety Shot Shares outstanding at any time during the shorter of the five-year period preceding the date of disposition, or such Non-U.S. Holder’s holding period. If a Non-U.S. Holder exceeds the limits described in the preceding sentence with respect to Safety Shot Shares and Safety Shot is a USRPHC, the Non-U.S. Holder generally will be subject to U.S. federal income tax at the regular rates applicable to U.S. persons upon its disposition at a gain. In such a case, a Non-U.S. Holder that exceeds such limits generally would also be subject to such tax with respect to any distribution on its Safety Shot Shares to the extent such distribution would not be treated as a dividend as if such Non-U.S. Holder were a U.S. person. If a Non-U.S. Holder is subject to the tax described in the preceding sentences, the Non-U.S. Holder generally will be required to file a U.S. federal income tax return with the IRS.

Information Reporting and Backup Withholding

A Non-U.S. Holder may be subject to information reporting and backup withholding for U.S. federal income tax purposes in connection with the Arrangement. However, backup withholding will not apply in connection with the Arrangement nor to distributions on Safety Shot Shares to a Non-U.S. Holder if the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the Non-U.S. Holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN or W-8BEN-E, or otherwise establishes an exemption. Information returns will be filed annually with the IRS in connection with any dividends paid on Safety Shot Shares to a Non-U.S. Holder. Copies of these information returns may also be made available under the provisions of a specific tax treaty or other agreement to the tax authorities of the country in which the Non-U.S. Holder resides.

189

The gross proceeds from a sale or other disposition of Safety Shot Shares may be subject, in certain circumstances discussed below, to U.S. backup withholding and information reporting. If a Non-U.S. Holder sells or otherwise disposes of Safety Shot Shares outside the United States through a non-U.S. office of a non-U.S. broker and the sale or disposition proceeds are paid to the Non-U.S. Holder outside the United States, then the U.S. backup withholding and information reporting requirements generally will not apply to that payment. However, U.S. information reporting, but not U.S. backup withholding, will apply to a payment of sale or disposition proceeds, even if that payment is made outside the United States, if a Non-U.S. Holder sells Safety Shot Shares through a non-U.S. office of a broker that is a U.S. person or has certain enumerated connections with the United States, unless the broker has documentary evidence in its files that the Non-U.S. Holder is not a U.S. person and certain other conditions are met or the Non-U.S. Holder otherwise qualifies for an exemption.

If a Non-U.S. Holder receives payment of the proceeds of a sale or other disposition of Safety Shot Shares to or through a U.S. office of a broker, the payment will be subject to both U.S. backup withholding and information reporting unless the Non-U.S. Holder provides to the applicable withholding agent a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying under penalties of perjury that the Non-U.S. Holder is not a U.S. person (and the applicable withholding agent does not have actual knowledge or reason to know that such holder is a U.S. person) or otherwise qualifies for an exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be credited against the Non-U.S. Holder’s U.S. federal income tax liability (which may result in the Non-U.S. Holder being entitled to a refund), provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Withholding

Sections 1471 to 1474 of the Code (such sections commonly referred to as “FATCA”) impose withholding of 30% on payments of dividends (including constructive dividends received pursuant to a redemption of stock) to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. Holder or an individual Non-U.S. Holder that timely provides the certifications required on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Holders potentially subject to FATCA withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and “non-financial foreign entities” unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interest in or accounts with those entities) have been satisfied, or an exemption applies (typically satisfied by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution or a non-financial foreign entity generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail a significant administrative burden). Foreign financial institutions and non-financial foreign entities located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on the exchange of Yerbaé Shares pursuant to the Arrangement and the ownership and disposition of Safety Shot Shares in light of their particular circumstances.

The foregoing summary of U.S. federal income tax consequences is for general informational purposes only and does not constitute tax advice. All Yerbaé Shareholders are urged to consult their own tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal non-income tax rules, or under the laws of any state, local, non-U.S. or other taxing jurisdiction.

190

INFORMATION CONCERNING YERBAÉ

Overview

On June 30, 2003, Nova Canada Enterprises Ltd. and Stepstone Enterprises Ltd. amalgamated as one company under the name “Stepstone Enterprises Ltd.” pursuant to the provisions of the BCBCA. On August 31, 2004, “Stepstone Enterprises Ltd.” filed articles of amendment changing its name from “Stepstone Enterprises Ltd.” to “ACT360 Solutions Ltd.” Effective June 2, 2016, ACT36 Solutions Ltd. filed articles of amendment changing its name from “ACT360 Solutions Ltd.” to “Kona Bay Technologies Inc.”. Effective February 8, 2023, Kona Bay Technologies Inc. filed articles of amendment changing its name from “Kona Bay Technologies Inc.” to Yerbaé Brands Corp.”.

The head office of Yerbaé is 18801 N. Thompson Peak Parkway, Suite D380, Scottsdale, Arizona, USA 85255 and its registered and records office is located at Bentall 5, 550 Burrard Street, Suite 2501, Vancouver, British Columbia, V6C 2B5, Canada.

Yerbaé develops plant-based energy drinks that contain no added sugar or artificial ingredients. Yerbaé was founded by Todd and Karrie Gibson in 2016 to create plant-based energy drinks containing Yerba Mate, a South American herb and a natural source of caffeine. Yerbaé’s first beverage was launched in the first quarter of 2017.

Yerbaé is engaged in the development, marketing, sale, and distribution of plant-based energy beverages that do not contain calories, carbohydrates, or sugar. Yerbaé’s line of beverages are blended with non-GMO plant-based ingredients and offer the benefits of Yerba Mate and White Tea, sustainably sourced from Brazil and other growing regions in South America.

Yerbaé beverages are created to provide products targeted at consumers seeking healthier beverages as an alternative to existing energy drinks and focused on health, wellness, and fitness. The products are formulated to provide a more refreshing taste than coffee, with additional benefits to existing sodas and sparkling waters, along with healthier ingredients than traditional energy drinks. Yerbaé’s products complement a variety of healthy lifestyles, such as non-GMO, Keto, Vegan, Kosher, Paleo and gluten-free diets.

Reverse Recapitalization with Kona Bay Technologies Inc.

The Kona Bay Transaction

On May 19, 2022, Kona Bay Technologies Inc. (renamed to “Yerbaé Brands Corp.” following closing) (“Kona Bay”) entered into the Kona Bay Arrangement Agreement with Yerbae USA, Merger Sub, a company incorporated under the DGCL for the purposes of the transaction, FinCo, a company incorporated under the BCBCA for the purposes of the transaction, and Todd Gibson and Karrie Gibson, pursuant to which Kona Bay proposed to acquire all of the issued and outstanding securities of Yerbaé USA from the Original Yerbaé Securityholders. The Kona Bay Transaction was subject to the approval of the TSXV and constituted a reverse recapitalization of Kona Bay by Yerbaé USA as defined in TSXV Policy 5.2 – Change of Business and Reverse Takeovers. The TSXV deemed the transaction a non-arm’s length transaction and, in connection with the announcement of the transaction, trading in the common shares of Kona Bay were halted on May 20, 2022 and remained halted until the closing of the transaction.

191

Kona Bay Arrangement Agreement

Pursuant to the terms of the Kona Bay Arrangement Agreement, Kona Bay proposed to acquire all of the issued and outstanding securities of Yerbaé USA from the Original Yerbaé Securityholders in exchange for the right to receive common shares of Kona Bay at an exchange ratio of one post-consolidation common share of Kona Bay for each Yerbaé USA Share outstanding prior to the closing. Accordingly, the Kona Bay Transaction was to be completed by way of a reverse triangular merger conducted pursuant to: (i) the provisions of DGCL in which Merger Sub, a newly incorporated wholly-owned subsidiary of Kona Bay incorporated for the purpose of the Kona Bay Transaction, was to merge with and into Yerbaé USA; and (ii) the arrangement under Part 9, Division 5 of the BCBCA as approved by the Supreme Court of British Columbia in the final order, which also resulted in the Amalgamation.

The Closing of the Kona Bay Transaction

The Kona Bay Transaction was completed by way of a reverse triangular merger on February 8, 2023, conducted pursuant to (i) the provisions of the DGCL in which Merger Sub merged with and into Yerbaé US, and (ii) a plan of arrangement conducted pursuant to the provisions of the BCBCA, which also resulted in the Amalgamation of Kona Bay with FinCo.

Intercorporate Relationships

Subsidiary	Date of Incorporation	Jurisdiction of Incorporation	Ownership Percentage	Direct or Indirect Ownership
Yerbaé Brands Co.	February 8, 2023	Delaware	100%	Direct
Yerbaé LLC[1]	February 8, 2023	Delaware	100%	Indirect

(1)	Yerbae LLC is a wholly owned subsidiary of Yerbae Brands Co.

Principal Products and Services

Yerbaé offers two primary beverage lines with a total of fourteen flavors. Yerbaé’s two primary product lines are the 12oz Plant-Based Energy Seltzer Water and 16oz Plant-Based Energy Drink.

192

12 oz Energy Seltzer Water

Yerbaé’s unsweetened Energy Seltzer Water line is served in a 12 oz can with zero sugar and zero calories. The beverage offers a lighter flavor than the 16 oz Energy Drink line and contains 100 mg of caffeine.

16 oz Energy Drink

Yerbaé’s zero calorie 16oz Energy Drink line was introduced to the market in 2020 to provide consumers with a greater energy boost. The flavor is more full-bodied than the 12oz Energy Seltzer Water and uses non-GMO Stevia as the sweetener.

Products are generally packaged and sold in 12 and 15 can packs for all its flavors as well as variety packs which include an assortment of three flavors. Yerbaé’s website also offers a subscription service.

Yerbaé is consistently optimizing its portfolio and innovating new flavors to continuously deliver a new and fresh flavor profile for the ever-changing taste buds of consumers. Yerbaé also intends to continue to build sales and distribution throughout the United States through its distribution channels and increasing consumer brand awareness through its marketing efforts.

The Market

Yerbaé competes in a large and fast-growing market that is driven by an increased demand for energy drinks with a diverse nutritional profile and an increased adoption of healthy lifestyles since the COVID-19 pandemic. The U.S. energy-drink industry is estimated to be a US $15 billion industry, and it represents the fastest growing category within the non-alcoholic beverage space, rapidly gaining share from soft drinks and juices. The U.S. energy drink industry is estimated to reach US $21 billion in sales by 2026, reflecting a 7% CAGR (see table below).

193

The Market Opportunity

Many consumers are looking for functional beverages with cleaner ingredients and zero sugar, and Yerbaé believes it is uniquely positioned to be a significant player in this large addressable market and fastest growing non-alcoholic beverage category.

Strategy

Yerbaé is a naturally caffeinated beverage that is clean, simple, and delicious and gives the body energy from its plant-based functional ingredients. Yerbaé has successfully sold over 31 million cans of product.

Every part of Yerbaé was created to fit today’s modern diets and serve wellness forward consumers.

194

Yerbaé’s products were formulated with five key pillars in mind:

1.	Plant Power – Utilizes the power of plants as the source of energy.

2.	Anti-Inflammation – Created with zero sugar, calories, and carbohydrates or other inflammatory ingredients.

3.	Diet Friendly – Gluten-free, non-GMO, Keto, Paleo, Vegan, Kosher, & diabetic friendly.

4.	Sustainability – Zero Single-use plastic bottles.

5.	Simple-Clean-Delicious.

To support those 5 key pillars, Yerbaé has undertaken significant marketing efforts aimed at building brand awareness, including digital, social media, sponsorships, TV, and podcasts. Yerbaé also undertakes various promotions at the retail level such as display activity, coupons and other in-store incentives and sampling.

The energy drink market is expected to experience significant growth through 2031, as reported by Research and Markets in 2022. The North American market is currently dominated by two legacy brands that share about 82% of the market, as reported by Information Resources, Inc in 2021. However, emerging brands like Yerbaé have started to erode that market share lead with new products aimed at solving the industry’s biggest problem: its ingredients list.

Yerbaé’s consumers are estimated to be 56% male and 44% female with the average age range of 24 to 45 years of age. Yerbaé’s consumers are engaged in active lifestyles and are looking for healthier energy drink alternatives for their mind and body.

195

Distribution Channels

Since the initial product launch in 2017, Yerbaé has sold over 31 million cans of Yerbaé. Yerbaé’s line of products are currently available in over 14,000 retail locations in the US marketplace. Yerbaé sells across many retail segments that include wholesale club stores, convenience stores, drug stores, grocery stores, natural food stores, mass merchants, food services, and direct to consumer, as well as health clubs, gyms, Yoga Studios, and quick serve restaurants.

Yerbaé uses four main distribution channels to deliver its products to retailers and consumers in the United States:

1.	Broadline Distribution – This distribution channel consists of wholesaler distributors who purchase product from Yerbaé, which they store at their warehouse distribution centers, for resale and delivery to retailers of the products or to their retailer warehouses for re-distribution to their retail stores. The relationship with these wholesaler distributors is a cost plus model, whereby Yerbaé sells the product to the wholesaler distributor at agreed prices, the wholesaler distributor takes possession of the product and then the wholesaler distributor marks up the prices of the product and re-sells the products to the retailers. If the wholesaler distributors become dissatisfied with the product, Yerbaé loses future opportunities with the retailers who purchase products through this distribution channel. The benefits of this distribution channel include that the wholesaler distributors have an extensive distribution network and provide access to national and other retailers that Yerbaé may not otherwise have access to. This gives Yerbaé the ability to compete with companies like Celsius, Guyaki, Monster, Red Bull, Rock Star, and other national brands.

2.	DSD (Direct Store Delivery) – This distribution channel is comprised of local distributors who service nationally recognized brands or other independent distribution networks and market and sell Yerbaé’s products on Yerbaé’s behalf. Once the local distributor sells the products, Yerbaé then ships the products directly to the retailer’s store rather than a distribution center. Similar to the broadline distribution channel, the relationship with these distributors is a cost plus model, whereby Yerbaé sells the product to the distributor at agreed prices and then the distributor marks up the prices of the product and re-sells the products to the retailers. The distributor and Yerbaé work together to build a local distribution and execution plan for the delivery of the products to the retailers. The benefits from this distribution channel is that it allows Yerbaé to have access to the distributor’s relationships with retailers and that access, in turn, allows Yerbaé to market its products in competition with the big national brands such as Celsius, Guyaki, Monster, Red Bull, Rock Star, and other national brands. In addition, it allows Yerbaé to have access to the distributor’s sales and merchandising teams, which could lead to elevating the brands presence in the local market place. The risks from this channel are that Yerbaé may not attract enough new consumers within a local marketplace to justify the shelf placement that the distributor has secured with the local retailers. If Yerbaé cannot gain the desired attention of the distributors’ sales and merchandising teams, this may result in disproportionally low service levels and may result in slower than expected sales.

3.	Direct Distribution – Yerbaé sells its products directly to the retailer and then ships them to retailer owned warehouses for store distribution and merchandising. Yerbaé will work with national retailers, like the largest club store chain, that have a high desire to work directly with Yerbaé instead of through a distribution partner. In these cases, the retailer will order directly from Yerbaé and Yerbaé will deliver the product directly to these retailers or their warehouses. These relationships may also involve marketing activities and sales representation at the retailer’s locations. The advantage of this distribution channel is that it leads to the highest gross margins for Yerbaé. The disadvantage of this distribution channel is that Yerbaé has to be highly sensitive to and responsive to the retailer’s needs and, if the product is not generating enough sales for the retailer, then the retailer may discontinue sales of the product.

196

4.	Direct to Consumer (D2C) – Yerbaé sells directly to consumers through e-commerce platforms such as Amazon and Yerbaé’s own website. Yerbaé lists its products for sale on Yerbaé’s website and other affiliated websites such as Amazon.com, Walmart.com and others. The advantage of this distribution channel is that Yerbaé can sell directly to the consumer without a distributor or another retail party in-between Yerbaé and the consumer. Other advantages include that Yerbaé maintains the opportunity to communicate directly to the consumer through email or other forms of communication. The disadvantage of this distribution channel is that the consumer can request a refund if they receive damaged products, late deliveries or are dissatisfied with the products. Yerbaé experiences less than 0.5% of all sales in the form of refunds.

Manufacturing

Yerbae engages with third-party bottling service providers. Through these relationships, Yerbae provides the concentrate, blending and batching instructions as well as quality guidance, carbonation requirement and settlement times for the bottling process. The bottling service providers extend various services and 30-day payment terms for all finished goods. Yerbaé has not formalized any partnerships or arrangements in connection with these services.

Competitive Conditions

The functional energy drink industry is highly competitive. The principal areas of competition are pricing, packaging, distribution channel penetration, development of new products and flavors, product positioning as well as promotion and marketing strategies. Yerbaé’s products compete with a wide range of drinks produced by a relatively large number of manufacturers, most of which have substantially greater financial, marketing and distribution resources and name recognition than Yerbaé does.

Important factors affecting Yerbaé’s ability to compete successfully include the efficacy, taste and flavor of Yerbaé’s products, trade and customer promotions, rapid and effective development of new, unique cutting-edge products, attractive and different packaging, branded product advertising and pricing. The success of Yerbaé’s social media and other general marketing endeavors may impact Yerbaé’s business, financial condition, and results of operation. Yerbaé’s products compete with all liquid refreshments and with products of much larger and substantially better financed competitors, including the products of numerous nationally and internationally known producers, such as The Coca Cola Company, Dr. Pepper Snapple Group, PepsiCo, Inc., Nestle, Waters North America, Inc., Monster Energy and Red Bull. Yerbaé also competes with companies that are smaller or primarily local in operation. Yerbaé’s products also compete with private label brands such as those carried by supermarket chains, convenience store chains, drug store chains, mass merchants and club warehouses. New competitors continue to emerge, some of which target specific markets as well as the health and wellness space. This may require additional marketing expenditures on Yerbaé’s part to remain competitive.

Information about Raw Materials

The primary raw materials and ingredients used to make Yerbaé’s beverages are sourced both from domestic and international suppliers like Argentina and Brazil. The principal raw materials used in the manufacturing of Yerbaé’s products are water, flavors, Yerba mate, White Tea, caffeine & Stevia, as well as, aluminum cans, sleek aluminum cans, and cardboard boxes for packaging. Yerbaé’s functional energy beverages are bottled by established third-party beverage co-packers strategically located across the United States. This allows Yerba to efficiently produce and distribute its products.

197

Major Customers

Yerbaé’s revenues are highly dependent on a limited number of customers and the loss of any one of its major customers could materially and adversely affect Yerbaé’s growth and revenues. During the fiscal years ended December 31, 2024 and 2023, Yerbaé’s two largest customers contributed 43% and 70% of its revenues, respectively.

Proprietary Protection

Yerbaé owns domestic trademarks and other proprietary rights that are important to Yerbaé’s business, including Yerbaé’s main trademark. Yerbaé® LOGO is a registered trademark of Yerbaé in the United States. Depending upon the jurisdiction, trademarks are valid as long as they are used in the regular course of trade and/or their registrations are properly maintained. All of Yerbaé’s material trademarks are registered with the U.S. Patent and Trademark Office.

Yerbaé’s trademarks, held indirectly through its are as follows:

Trademark	Country	Date of Registration	Register	Registration Number
	United States	February 13, 2018	Supplemental Register	5,403,553
	United States	November 7, 2017	Principal Register	5,328,481
	United States	December 20, 2019	Principal Register	7,286,651

Pursuant to a trademark license agreement dated May 4, 2017 between the Non-GMO Project and Yerbaé LLC as the licensee, the Non-GMO Project has granted to Yerbaé LLC a non-exclusive, non-transferable, non-assignable, revocable license in the United States and Canada in and to certain of trademarks owned by the Non-GMO Project for use on or in relation to the products of Yerbaé LLC.

Business Cycles

Yerbaé’s business is not cyclical. Accordingly, the U.S. market, the sole market in which Yerbaé operates, generally does not see the same type of seasonal sales trend as other jurisdictions in North America. Yerbaé produces and sells energy drinks throughout the entire year.

198

Environmental Protection

As of the date of this Joint Proxy Statement/Circular, there are no financial and/or operational impacts in relation to environmental protection requirements on the capital expenditures, earnings and competitive position of Yerbaé.

Employees

As of the date of this filing, Yerbaé employs approximately 11 employees, all of which are full time, with the majority at its corporate headquarters in Scottsdale, Arizona.

Management’s Discussion and Analysis

See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in Yerbaé’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024.

Description of Share Capital

Yerbaé’s authorized share capital consists of an unlimited number of Yerbaé Shares without par value and 100,000,000 preferred shares without par value. As of May 5, 2025, there were 67,160,533 Yerbaé Shares and no preferred shares issued and outstanding. The Yerbaé Shares carry one vote per Yerbaé Share for all matters coming before the Yerbaé Shareholders at the Yerbaé Meeting.

Yerbaé Shares

The holders of the Yerbaé Shares are entitled to receive notice of and to attend and vote at all meetings of the shareholders of Yerbaé and each Yerbaé Share shall confer the right to one vote in person or by proxy at all meetings of the shareholders of Yerbaé. The holders of the Yerbaé Shares, subject to the prior rights, if any, of any other class of shares of Yerbaé, are entitled to receive such dividends in any financial year as the Yerbaé Board may by resolution determine. In the event of the liquidation, dissolution or winding-up of Yerbaé, whether voluntary or involuntary, the holders of the Yerbaé Shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Yerbaé, the remaining property and assets of Yerbaé. The Yerbaé Shares are not subject to call or assessment rights, redemption rights, rights regarding purchase for cancellation or surrender, or any pre-emptive or conversion rights.

Yerbaé Preferred Shares

The holders of the Yerbaé Preferred Shares are not entitled to receive notice of or to attend and vote at meetings of the shareholders of Yerbaé. The holders of the Yerbaé Preferred Shares are entitled to priority over the Yerbaé Shares and all other shares ranking junior to the Yerbaé Preferred Shares with respect to the payment of dividends and the distribution of assets of the Yerbaé in the event of any liquidation, dissolution or winding up of Yerbaé or other distribution of Yerbaé assets for the purpose of winding up Yerbaé’s affairs, whether voluntary or involuntary. The Yerbaé Preferred Shares are not subject to call or assessment rights, redemption rights, rights regarding purchase for cancellation or surrender, or any pre-emptive or conversion rights.

199

Trading Price and Volume of Yerbaé Shares

The Yerbaé Shares are currently trading in the United States on the OTCQX under the trading symbol “YERBF”. In addition, The Yerbaé Shares are also currently trading on the TSXV under the trading symbol “YERB.U”.

The following table sets forth trading information (in U.S. dollars) for the Yerbaé Shares on TSXV and the OTCQX for the months indicated:

TSXV	High Trading Price	Low Trading Price	Volume
May 1, 2025 to May 5, 2025	$0.085	$0.075	15,713
April 1, 2025 to ♦	$0.1	$0.08	579,577
Quarter ended March 2025	$0.205	$0.10	194,915
Quarter ended December 2024	$0.175	$0.075	386,022
Quarter ended September 2024	$0.365	$0.125	403,555
Quarter ended June 2024	$0.79	$0.24	1,969,285
Quarter ended March 2024	$1.25	$0.49	1,216,023
Quarter ended December 2023	$2.04	$0.97	1,935,988
Quarter ended September 2023	$2.60	$1.52	1,500,091
Quarter ended June 2023	$1.81	$1.32	836,084

OTCQX	High Trading Price	Low Trading Price	Volume
May 1, 2025 to May 5, 2025	$0.1	$0.075	39,009
Month Ended April 2025	$0.11	$0.075	244,376
Quarter ended March 2025	$0.2092	$0.08	1,557,540
Quarter ended December 2024	$0.19	$0.05	1,267,730
Quarter ended September 2024	$0.35	$0.11	896,396
Quarter ended June 2024	$0.85	$0.2251	1,472,984
Quarter ended March 2024	$1.2558	$0.49	2,134,150
Quarter ended December 2023	$2.21	$0.97	4,430,344
Quarter ended September 2023	$3.45	$1.54	1,580,753
Quarter ended June 2023(1)	$1.90	$1.17	44,297

(2)	The Yerbaé Shares started trading on the OTCQX on May 5, 2023.

200

The closing price per Yerbaé Share on January 7, 2025, the last full trading day on the OTCQX before the public announcement of the Arrangement, was $0.184908. The closing price per Yerbaé Share on January 7, 2025, the last full trading day on the TSXV before the public announcement of the Arrangement, was $0.205.

The closing price per Yerbaé Share on May 2, 2025, the last full trading day on the OTCQX before the date of this Joint Proxy Statement/Circular, was $0.0775. The closing price per Yerbaé Share on May 2, 2025, the last full trading day on the TSXV before the date of this Joint Proxy Statement/Circular, was $0.075.

Previous Purchases and Sales

The following table summarizes details of the Yerbaé Shares, Yerbaé Options and Yerbaé RSUs and PSUs issued by Yerbaé during the period between January 1, 2024 and May 5, 2025:

Date	Type of Security Issued	Issuance/Exercise Price Per Security	Number of Securities Issued
February 13, 2025	Yerbaé Options(1)	$0.105	4,115,000
February 13, 2025	Yerbaé RSUs(2)	N/A	975,000
October 3, 2024	Yerbaé Shares(3)	$0.35 (deemed)	214,285
April 1, 2024	Yerbaé PSUs(4)	N/A	346,666
April 1, 2024	Yerbaé RSUs(2)	N/A	891,664
April 1, 2024	Yerbaé Options(5)	$0.52	376,100
January 1, 2024	Yerbaé Options(6)	$0.96	531,250
January 1, 2024	Yerbaé RSUs(2)	N/A	1,666,665
January 1, 2024	Yerbaé PSUs(2)	N/A	1,002,775
January 16, 2024	Yerbaé Warrants(7)	$1.50	835,000

(1)	The Yerbaé Options vested on February 13, 2025 and are exercisable into one Yerbaé Share at a price of $0.105 per Yerbaé Share until February 12, 2032.
(2)	Each Yerbaé RSU represents the right to receive, once vested, one Yerbaé Share. The Yerbaé RSUs vest 12 months from the date of the RSU Award.
(3)	These Yerbaé Shares were issued as consideration for a loan from an arm’s length party to Yerbaé.
(4)	Each Yerbaé PSU represents the right to receive, once vested and the requisite performance criteria is met, one Yerbaé Share. Each PSU shall vest contingent upon and at the time Yerbaé reaches $18,500,000 in net sales and raises at least $10,000,000 in funds to support working capital needs as well as 12 months having elapsed from the date of grant.
(5)	The Yerbaé Options, once vested, are exercisable into one Yerbaé Share at a price of $0.52 per Yerbaé Share until April 1, 2031 and vest as to (i) 25% 15 months following the date of grant; (ii) 25% 18 months following the date of grant; (iii) 25% 21 months following the date of grant; and (iv) 25% 24 months following the date of grant.
(6)	The Yerbaé Options, once vested, are exercisable into one Yerbaé Share at a price of $0.96 per Yerbaé Share until January 1, 2031 and vest as to (i) 25% 15 months following the date of grant; (ii) 25% 18 months following the date of grant; (iii) 25% 21 months following the date of grant; and (iv) 25% 24 months following the date of grant.
(7)	The Yerbaé Warrants were issued pursuant to a warrant exercise incentive program and are exercisable into the same number of Yerbaé Shares at an exercise price of $1.50 per Yerbaé Share until December 14, 2025, subject to an acceleration provision whereby, if for any thirty (30) consecutive trading days following the repricing the closing price of the Yerbaé Shares exceeds $2.50 per Yerbaé Share, the expiry date will be accelerated such that holders will have thirty (30) calendar days to exercise the Yerbaé Warrants (if they have not first expired in the normal course).

201

Dividend Policy

Yerbaé has not paid any cash dividends or distributions on any class of Yerbaé’s securities and has no current plans to declare and pay dividends or to alter its dividend policy.

Previous Distributions

Except as disclosed below, no Yerbaé Shares were distributed under a prospectus or by way of a private placement by Yerbaé in the last five years.

Date	Nature of Distribution	Number of Securities	Aggregate Issue/Exercise Price per Share	Gross Proceeds to Yerbaé
December 7, 2023	Private Placement	1,003,468 special warrants(1)	$1.50	$1,505,202
August 31, 2023	Private Placement	225,329 celebrity units(2)	$1.38	$412,352
August 18, 2023	Private Placement	2,219,629 celebrity units(2)	$1.83	$4,061,921
May 5, 2023	Private Placement	2,152 debenture units(3)	$1.00	$2,152,000
April 13, 2023	Private Placement	1,1650 debenture units(3)	$1.00	$1,650,000
January 20, 2021	Private Placement	12,000,000 units(4)	CDN$0.05	CDN$600,000
December 29, 2020	Private Placement	7,400,000 units(5)	CDN$0.03	CDN$222,000

(1)	Each special Yerbaé Warrant (each, a “Special Warrant”) was exercisable by the holder for one underlying unit, for no additional consideration. Each underlying unit will be comprised of one Yerbaé Share and one Yerbaé Warrant, with each Yerbaé Warrant entitling the holder to acquire one Yerbaé Share at an exercise price of $1.75 until the closing date. The Special Warrants were automatically exercisable on the qualification date. In connection therewith, Yerbaé was to use its commercially reasonable efforts to: (i) obtain the receipt for a final short form prospectus; or (ii) obtain the receipt for a final base shelf prospectus and file a prospectus supplement, each qualifying the distribution of the underlying securities in each of the qualifying jurisdictions by the penalty date. If Yerbaé failed to qualify the distribution of the underlying securities in the qualifying jurisdictions by the penalty date, the holders of the special warrants were entitled to receive 1.1 underlying units upon exercise of each special warrant without further payment on the part of the holder. On April 8, 2024, Yerbaé issued an aggregate of 1,103,811 Yerbaé Shares and 1,103,811 Yerbaé Warrants pursuant to the exercise and terms of 1,003,468 Special Warrants originally issued pursuant to the closing of the Special Warrant offering which closed on December 6, 2023.
(2)	Each celebrity unit consisted of one Yerbaé Share and one Yerbaé Warrant, with each Yerbaé Warrant entitling the holder thereof to acquire one Yerbaé Share at a price per Yerbaé Share of $2.15 for a period of twenty-four (24) months from the date of issuance.
(3)	Each debenture unit consisted of: (i) one (1) convertible debenture in the principal amount of $1,000 (each, a “Convertible Debenture”); and (ii) 714 Yerbaé Warrants. The Convertible Debentures mature on April 30, 2025 (the “Maturity Date”), and bear interest at a rate of 6.0% per annum, payable on the earlier of the Maturity Date or the date of conversion of the Convertible Debentures. The interest is payable in Yerbaé Shares to be determined at the Market Price (as that term is defined in the Policies of the TSXV). The principal amount of the Convertible Debentures is convertible at the holder’s option into Yerbaé Shares at any time prior to the close of business on the earlier of: (i) the last business day immediately preceding the Maturity Date, and (ii) the date fixed for redemption in the case of a change of control, at a conversion price of $1.40 per Yerbaé Share, subject to adjustment in certain customary events. Each Yerbaé Warrant entitles the holder thereof to acquire one Yerbaé Share at a price per Yerbaé Share of $1.70 at any time prior to the Maturity Date, subject to an acceleration right whereby, if, in the event the Yerbaé Shares have a daily volume weighted average trading price on the TSXV (or such other recognized North American securities exchange) of $3.00 or greater per Yerbaé Share for any ten (10) consecutive trading day period at any time after the date that is four (4) months following the issuance of the warrants, Yerbaé may accelerate the expiry of the Yerbaé Warrants by giving notice to the holders thereof by disseminating a news release advising of the acceleration) and, in such case, the Yerbaé Warrants will be deemed to have expired on the day which is thirty (30) days after the date of such notice. Yerbaé has obtained consent from more than two-thirds of the beneficial holders of outstanding Convertible Debenture to extend the maturity date by 90 days. As of the date of this Joint Proxy Statement/Circular, the Convertible Debentures are in technical default because the extension of the maturity date has not yet been formalized according to the terms of the convertible debenture indenture governing the Convertible Debentures.
(4)	These units consist of one Yerbaé share and one Yerbaé Warrant. Each Yerbaé Warrant entitles the holder to purchase one additional Yerbaé share at $0.05 per Yerbaé Share until December 29, 2025.
(5)	These units consist of one Yerbaé share and one Yerbaé Warrant. Each Yerbaé Warrant entitled the holder to purchase one additional Yerbaé share at $0.055 per Yerbaé Share until January 20, 2024.

202

Interest of Informed Persons in Material Transactions

Except as otherwise described elsewhere in this Joint Proxy Statement/Circular or the documents incorporated by reference herein, to the knowledge of the directors and executive officers of Yerbaé, no director or officer of Yerbaé, or person who beneficially owns, or controls or directs, directly or indirectly, more than 10% of the Yerbaé Shares, or director or officer of such person, or associate or affiliate of the foregoing has any interest, direct or indirect, in any transaction since the commencement of Yerbaé’s most recently completed financial year or in any proposed transactions which has materially affected or would materially affect Yerbaé or any of its subsidiaries.

Material Changes in the Affairs of Yerbaé

Except as described in this Joint Proxy Statement/Circular, the directors and executive officers of Yerbaé are not aware of any plans or proposals for material changes in the affairs of Yerbaé.

Availability of Yerbaé Information

Further information regarding Yerbaé and its business is set out in the Yerbaé Financial Statements, Yerbaé’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 10, 2025 (the “Yerbaé Annual Report”), and the other documents incorporated herein by reference.

Yerbaé Shareholders may also contact Yerbaé’s Chief Financial Officer at 18801 N. Thompson Peak Parkway, Suite D-380, Scottsdale, Arizona, 85255, telephone: +1 (847) 209-0021 to request copies of the Yerbaé Financial Statements and the Yerbaé Annual Report.

The SEC maintains an Internet site (http://www.sec.gov) that makes available reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The Canadian Securities Administrators maintain an Internet site (www.sedarplus.ca) that makes available financial statements, management’s discussion and analysis, annual information forms, material change reports (other than confidential reports), business acquisition reports and all other documents of the type referred to in National Instrument 51-102 – Continuous Disclosure Obligations, and other information regarding issuers that file electronically with the Canadian securities regulatory authorities. Yerbaé’s website can be found at www.yerbae.com.

The information on Yerbaé’s website is not incorporated by reference into this Joint Proxy Statement/Circular and should not be considered a part of this Joint Proxy Statement/Circular, and the reference to Yerbaé’s website is an inactive textual reference only.

203

INFORMATION CONCERNING SAFETY SHOT

Overview

Safety Shot, a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. Safety Shot is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Safety Shot was formerly known as Jupiter Wellness Inc. In August 2023, Safety Shot completed the asset purchase of the dietary supplement product Sure Shot from GBB, thereby gaining ownership of various assets, including the intellectual property, trade secrets, and trademarks associated with its dietary supplement Sure Shot. Concurrently with the asset purchase, Jupiter Wellness Inc. changed its name to Safety Shot, Inc. and changed its Nasdaq trading symbol to SHOT. The principal executive offices of Safety Shot are located at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477. Safety Shot’s telephone number is +1 (561) 244-7100.

For further information about Safety Shot’s business and operations, see the section titled “Business” in Safety Shot’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024. Additional information regarding Safety Shot and its subsidiaries is included in the documents incorporated by reference into this Joint Proxy Statement/Circular. See the section titled “Additional Information Concerning Safety Shot and Documents Incorporated by Reference by Safety Shot”.

Three-Year History

2022

On January 20, 2022, Safety Shot received a letter from Nasdaq stating that, because Safety Shot made the Share Grants (as defined below) not pursuant to the Plan despite them being considered S-8 eligible, Nasdaq had determined that Safety Shot did not comply with Listing Rule 5635(c). It was brought to Safety Shot’s attention that 180,000 Safety Shot Shares, out of the total 1,020,000 Safety Shot Shares (the “Consulting Share Awards”) that were issued to three consultants, Greentree Financial Inc. (100,000 Safety Shot Shares), L&H Inc. (20,000 Safety Shot Shares), and Tee 2 Green Enterprises, Ltd. (60,000 Safety Shot Shares), during the relevant period (collectively, the “Share Grants”), should have been issued pursuant to the Plan because the Share Grants were considered to be S-8 eligible. As a result, the inadvertent issuance of the Share Grants to such consultants was not made in compliance with Listing Rule 5635(c). Safety Shot subsequently notified Nasdaq that the Safety Shot Board had approved the reallocation of the Share Grants to be accounted for as if they were originally issued under the Plan, and had made the corresponding change to Safety Shot’s books and records. However, since the Plan had previously been exercised in full, to allow for the reallocation of the Share Grants under the Plan, on January 17, 2022, the Safety Shot Board determined that 100,000 Safety Shot Options that had previously been issued under the Plan to Brian John, and 100,000 Safety Shot Options issued to Dr. Glynn Wilson were to be cancelled, a revocation to which Messrs. John and Wilson agreed. Following the remedial measures, on January 20, 2022, Safety Shot was informed that it had regained compliance with Listing Rule 5635(c) and that the matter was closed.

204

2023

On January 19, 2023, Safety Shot entered into a securities purchase agreement (the “PIPE Agreement”) with certain purchasers, for the issuance of 8,631,574 Safety Shot Warrants (the “PIPE Offering”) at a price of $0.125 per Safety Shot Warrant, comprised of two common stock warrants (together, the “Common Warrants,”), each to purchase up to one Safety Shot Share per Common Warrant with an exercise price of $1.00 per Safety Shot Share, with (a) 4,315,787 Common Warrants being immediately exercisable for three years following 6 months from the closing of the PIPE Offering, and (b) 4,315,787 Common Warrants being immediately exercisable for five years following 6 months from the closing of the PIPE Offering. Concurrently with the PIPE Agreement, Safety Shot entered into a securities purchase agreement (the “RD Agreement”) with certain purchasers, pursuant to which on January 23, 2023, 4,315,787 Safety Shot Shares, par value $0.001, at a price of $0.70 per Safety Shot Share were issued to the purchasers (the “RD Offering”). The Safety Shot Shares were issued pursuant to a Registration Statement on Form S-3 filed by Safety Shot with the SEC on September 28, 2022 (File No. 333-267644) and declared effective on November 9, 2022. The aggregate gross proceeds to Safety Shot from both the PIPE Offering and the RD Offering were approximately $4.1 million, with the purchase price of one Safety Shot Share, one 3-year warrant and one 5-year warrant as $0.95. The net proceeds were $3,450,675.

On March 31, 2023, Safety Shot entered into a financial advisory agreement (“FSA”) with Greentree Financial Group, Inc. to render certain professional services to Safety Shot. In connection with the FSA, Safety Shot issued 500,000 restricted Safety Shot Shares to Greentree Financial Group, Inc.

On July 10, 2023, Safety Shot entered into an asset purchase agreement (the “APA”) with GBB, a Delaware corporation set up as an acquisition company (the “Buyer”), 2V Consulting LLC, the Jarrett A Boon Revocable Trust Dated October 22, 2014, Gregory D. Blackman and Brothers Investment 7777, LLC. Pursuant to the APA, the Buyer purchased certain assets relating to the Safety Shot beverage for consideration comprising of: (a) $200,000; and (b) 5,000,000 Safety Shot Shares. The asset purchase was closed on August 31, 2023. Concurrently with the asset purchase, Safety Shot changed its name to Safety Shot, Inc. and changed its NASDAQ trading symbol to SHOT.

Safety Shot launched its e-commerce sale of the Safety Shot beverage in December 2023.

2024

On or about January 18, 2024, Alta Partners, LLC, (“Alta”) filed a lawsuit against Safety Shot in the federal district court for the Southern District of New York, case captioned, Alta Partners, LLC v. Safety Shot, Inc. No. 24-cv-373 (S.D.N.Y.) (the “Alta Litigation”). The Alta Litigation stems from Safety Shot Warrants and asserted causes of action for Breach of Contract, Breach of the Implied Covenant of Good Faith and Fair Dealing and violation of Section 11 of the Securities Act of 1933. The Alta Litigation sought compensatory, general and liquated damages in an amount to be proven at trial.

On April 4, 2024, Safety Shot entered into a Securities Purchase Agreement with Core 4 for the purchase of 2,369,668 Safety Shot Shares to Core 4 Capital Corp. at a price of $2.11 per Safety Shot Share, which was the closing price on April 4, 2024. Safety Shot paid no commissions in connection with this securities purchase and net proceeds thereto were approximately $4,975,000.

On April 22, 2024, Safety Shot entered into an employment agreement with Danielle De Rosa (the “De Rosa Employment Agreement”), pursuant to which Ms. Rosa will serve as Safety Shot’s Chief Financial Officer. As consideration for her services, Safety Shot will pay Ms. Rosa a salary of $250,000 per annum, which salary is payable bi-monthly. Subject to suitable business conditions, Ms. Rosa may receive a 5% pay increase payable to her at each one-year anniversary from the commencement of the De Rosa Employment Agreement. Safety Shot will also award 200,000 Safety Shot Options to Ms. Rosa, granted at a strike price equal to the closing market price on the date that Ms. De Rosa first starts to work for Safety Shot as an independent consultant. These Safety Shot Options will vest on a quarterly basis, in equal installments over three years. The Safety Shot Options will terminate on the fifth year anniversary of their date of issuance.

205

On June 27, 2024, Safety Shot entered into a Securities Purchase Agreement with Core 4 for the purchase of 943,396 Safety Shot Shares at a price of $1.06 per Safety Shot Share, which was the closing price on June 27, 2024). Safety Shot paid no commissions in connection with this securities purchase and the net proceeds were approximately $1,000,000.

On August 30, 2024, Safety Shot entered into a Securities Purchase Agreement with Core 4 for the purchase of (i) 3,370,787 shares of Safety Shot Shares at a price of $0.89 per Safety Shot Share which was the closing price on August 29, 2024; and (ii) 3,370,787 Safety Shot Warrants at a price of $0.125 per warrant. These Safety Shot Warrants are exercisable for a period of five years from the date of issuance and have an exercise price of $0.89. Safety Shot’s President, Jordan Schur, is a 15% owner of Core 4, but is not an officer or director of Core 4. Other shareholders of Core 4 are also members of Mr. Schur’s immediate family (but not dependents). Safety Shot did not pay any commissions in connection with this offering and expects net proceeds of approximately $3,421,348 from the offering.

On September 23, 2024, Safety Shot entered into a Consulting Agreement with Core, a New York corporation, pursuant to which Core shall provide Safety Shot with services as stated therein, for a period of six (6) month term commencing on October 1, 2024. Safety Shot shall issue 1,250,000 shares of Safety Shot’s restricted stock. This restricted stock will vest in equal quarterly installments such that 625,000 Safety Shot Shares vest on December 31, 2024, and 625,000 shares vest on March 31, 2025.

On September 24, 2024, Safety Shot entered into a Separation and Exchange Agreement (the “Separation Agreement”) with Caring Brands, Inc., a Nevada corporation (“CB Nevada”), Caring Brands, Inc, a Florida corporation (“CB Florida”) and Brian S. John, as the representative of the shareholders of CB Florida. Safety Shot, along with the other shareholders of CB, exchanged 100% of the issued and outstanding shares of common stock of CB Florida for the CB Nevada shares of common stock, including the 3,000,000 shares of CB Nevada common stock received by Safety Shot. Pursuant to the Separation Agreement, Safety Shot’s business segment that creates and sells innovative wellness consumer products industries along with the assets, intellectual property and liabilities related thereto were transferred to CB Nevada.

On December 6, 2024, Safety Shot entered into an Equity Disbursement Agreement (the “Sales Agreement”) with Maxim Group LLC (the “Sales Agent”) pursuant to which Safety Shot may offer and sell, from time to time, in its sole discretion, Safety Shot Shares, having an aggregate offering price of up to $5,000,000, subject to certain limitations on the amount of Safety Shot Shares that may be offered and sold by Safety Shot set forth in the Sales Agreement. Safety Shot is not obligated to make any sales of Safety Shot Shares under the Sales Agreement and any determination by Safety Shot to do so will be dependent, among other things, on market conditions and Safety Shot’s capital raising needs.

Any Safety Shot Shares offered and sold in the at-the-market offering will be issued pursuant to the registration statement on Form S-3 (File No. 333-267644), initially filed by Safety Shot with the SEC under the U.S. Securities Act on September 28, 2022, and declared effective on November 9, 2022, and the prospectus supplement relating to the at-the-market offering filed with the SEC on December 6, 2024, and any applicable additional prospectus supplements related to the at-the-market offering that form a part of the registration statement.

206

The Sales Agent may sell the Safety Shot Shares by any method deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the U.S. Securities Act, including sales made through Nasdaq, or any other trading market for the common stock, sales made to or through a market maker other than on an exchange or through an electronic communications network, or in negotiated transactions pursuant to terms set forth in a placement notice delivered by Safety Shot to the Sales Agent under the Sales Agreement. Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, the Sales Agent will use commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of Nasdaq, to sell the shares from time to time based upon Safety Shot’s instructions, including any price, time or size limits specified by Safety Shot. The Sales Agent is not obligated to purchase any Safety Shot Shares on a principal basis pursuant to the Sales Agreement.

Safety Shot will pay the Sales Agent a commission equal to 3.0% of the gross sales proceeds of any Safety Shot Shares sold through the Sales Agent under the Sales Agreement, and also has provided the Sales Agent with customary indemnification and contribution rights. The Sales Agreement contains customary representations and warranties and conditions to the placements of the shares pursuant thereto, obligations to sell Safety Shot Shares under the Sales Agreement are subject to satisfaction of certain conditions, including customary closing conditions.

On December 16, 2024, Safety Shot entered into an employment agreement (“Gulyas Agreement”) with John Gulyas, pursuant to which Mr. Gulyas will serve as Safety Shot’s Executive Chairman of the board of directors. The Gulyas Agreement provides for (A) a $300,000 annual base salary paid in equal installments on Safety Shot’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 Safety Shot Shares fully vested as of the date therein, an incentive bonus of $100,000 and 500,000 restricted Safety Shot Shares if Safety Shot achieves a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Safety Shot if Safety Shot achieves a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits.

On December 16, 2024, Safety Shot entered into an employment agreement with Jordon Schur (the “Schur Agreement”), pursuant to which Mr. Schur will serve as Safety Shot’s President. The Schur Agreement provides for (A) a $300,000 annual base salary paid in equal installments on Safety Shot’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 Safety Shot Shares fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Safety Shot if Safety Shot achieves a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Safety Shot if Safety Shot achieves a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits.

On December 16, 2024, Safety Shot entered into an employment agreement with Jarrett Boon (the “Boon Agreement”), pursuant to which Mr. Boon will serve as Safety Shot’s Chief Executive Officer. The Boon Agreement provides for (A) a $300,000 annual base salary paid in equal installments on Safety Shot’s regular pay dates no less frequently than bi-monthly, (B) a restricted stock award of 1,000,000 Safety Shot Shares fully vested as of the date therein, (C) an incentive bonus of $100,000 and 500,000 restricted shares of Company’s common stock if Safety Shot achieves a combined revenue of $500,000 for Q1 and Q2 of 2025, (D) an incentive bonus of $100,000 and 500,000 restricted shares of Safety Shot if Safety Shot achieves a combined revenue of $1,000,000 for Q3 and Q4 of 2025, and (E) other customary employee benefits.

207

Recent Developments

On January 2, 2025, Safety Shot received a notice from Nasdaq that the closing bid price for the Safety Shot Shares had been below $1.00 per share for the previous 30 consecutive days, and that Safety Shot was therefore not in compliance with the minimum bid price requirement for continued inclusion on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). Nasdaq’s notice has no immediate effect on the listing or trading of Safety Shot common stock on Nasdaq. The notice indicates that we will have 180 calendar days, until July 1, 2025, to regain compliance with this requirement. Safety Shot can regain compliance with the $1.00 minimum bid listing requirement if the closing bid price of our common stock is at least $1.00 per share for a minimum of ten (10) consecutive business days during the 180-day compliance period. If Safety Shot does not regain compliance during the initial compliance period, it may be eligible for an additional 180-day period to regain compliance. To qualify, it would be required to meet the continued listing requirement for market value of its publicly held shares and all other Nasdaq initial listing standards, with the exception of the minimum bid price requirement under Rule 5550(a)(2), and it would need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period. If it appears to Nasdaq that we will not be able to cure the deficiency, or if we are otherwise not eligible, we expect that Nasdaq will notify us that our common stock will be subject to delisting. Safety Shot will have the right to appeal a determination to delist its common stock, and its common stock would remain listed on Nasdaq until the completion of the appeal process. Safety Shot is actively monitoring the minimum bid price of its common stock and may, as appropriate, consider available options to regain compliance with Rule 5550(a)(2), including undertaking a reverse stock split. However, there can be no assurance that Safety Shot will be able to regain compliance with Rule 5550(a)(2).

On January 7, 2025, Safety Shot entered into the Arrangement Agreement as further described in the section titled “The Arrangement Agreement and Related Agreements” set forth herein.

On January 14, 2025, Safety Shot entered into the Intracoastal Settlement Agreement with Intracoastal Capital, LLC (“Intracoastal Capital”). In exchange for a resolution to all issues and claims that relate to the previously filed action against Safety Shot in the Supreme Court of the State of New York, New York County, Index No. 655967/2023. Pursuant to the Intracoastal Settlement Agreement, Safety Shot agreed to issue to Intracoastal Capital the following: (i) Safety Shot Shares with a value of $875,000, as set forth below (the “Intracoastal Settlement Shares”) and (ii) a settlement payment of $175,000. The number of Intracoastal Settlement Shares shall be the greater of the Initial Share Amount (as defined below) or the Adjusted Share Amount (as defined below).

“Adjusted Share Price” means the lesser of (i) the volume weighted average price of Safety Shot on the five trading days prior to the day that the registration statement registering the Intracoastal Settlement Shares becomes effective or (ii) the closing price for Safety Shot on the day prior to such registration statement becomes effective. In such event, Safety Shot shall deliver within two (2) business days additional shares of common stock so that Intracoastal Capital receives, in total, an amount equal to 875,000 divided by the Adjusted Share Price. “Initial Share Amount” means an amount equal to 875,000 divided by the Initial Share Price. The Initial Share Amount shall be subject to adjustment if the Adjusted Share Price is lower than the Initial Share Price. “Initial Share Price” means the lesser of the volume weighted average price for Safety Shot, as reported on Nasdaq, on the five trading days prior to the execution of the Intracoastal Settlement Agreement, or (ii) the closing price of Safety Shot, as reported on Nasdaq on the day prior to the execution of the Intracoastal Settlement Agreement.

On January 17, 2025, Safety Shot entered into a Securities Purchase Agreement with one accredited investor for the purchase of 2,277,389 Safety Shot Shares for gross proceeds of $1,000,000 at a price of $0.4391 per share, which reflects a 20% discount from the closing price of the Safety Shot Shares on January 14, 2025.

208

On January 18, 2025, Safety Shot entered into a Consulting Agreement with Blue Capital S.A., LLC., a United Arab Emirates limited company (“Blue Capital”) pursuant to which Blue Capital shall provide Safety Shot with services as stated therein, for a period of five (5) year term commencing on February 1, 2025. Safety Shot shall issue to Blue Capital 4,545,454 Safety Shot Options to purchase Safety Share Shares, par value $0.001 at $0.44 per shares (the “Blue Capital Options”). The Blue Capital Options shall vest in equal quarterly installments such that 2,272,727 Blue Capital Options shall vest on August 1, 2025, and 2,272,727 Blue Capital Options shall vest on February 1, 2026.

On January 20, 2025, Safety Shot entered into the Settlement Agreement as further described in the section titled “Safety Shot Proposal 3: Safety Shot Settlement Proposal” herein.

On or about January 29, 2025, Safety Shot settled the Alta Litigation by agreeing to pay $350,000 in exchange for a release of all claims by Alta.

On or about March 3, 2025, Safety Shot amended the Gulyas Agreement by changing Section 5. b. to read, Restricted Stock. As part of his employment, Mr. Gulyas shall receive a grant of 1,000,000 shares of Safety Shot restricted stock as compensation for work performed in 2025 and 2026. The 1,000,000 shares of Safety Shot restricted stock will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.

On or about March 3, 2025, Safety Shot amended the Schur Agreement by changing Section 5. b. to read, Restricted Stock. As part of his employment, Mr. Schur shall receive a grant of 1,000,000 shares of Safety Shot restricted stock as compensation for work performed in 2025 and 2026. The 1,000,000 shares of Safety Shot restricted stock will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.

On or about March 3, 2025, Safety Shot amended the Boon Agreement by changing Section 5. b. to read, Restricted Stock. As part of his employment, Mr. Boon shall receive a grant of 1,000,000 shares of Safety Shot restricted stock as compensation for work performed in 2025 and 2026. The 1,000,000 shares of Safety Shot restricted stock will start vesting on April 1, 2025, in quarterly increments over the following year as follows: 250,000 will vest on July 1, 2025; 250,000 will vest on October 1, 2025; 250,000 will vest on January 1, 2026, and 250,000 will vest on April 1, 2026.

Description of Safety Shot Shares

The following summary description of the Safety Shot Shares is based on the provisions of the Current Safety Shot Charter and the Current Safety Shot Bylaws and the applicable provisions of the DGCL. This information may not be complete in all respects and is qualified entirely by reference to the provisions of the Current Safety Shot Charter, the Current Safety Shot Bylaws and the DGCL. For information on how to obtain copies of the Current Safety Shot Charter and the Current Safety Shot Bylaws, see “Additional Information Concerning Safety Shot and Documents Incorporated by Reference by Safety Shot”.

As of the date hereof, Safety Shot’s authorized capital stock is divided into:

●	250,000,000 shares of common stock of Safety Shot with a par value of $0.001 per Safety Shot Share; and

●	100,000 shares of preferred stock of Safety Shot (the “Safety Shot Preferred Stock”) with a par value of $0.001 per Safety Shot Preferred Stock.

209

As of the Safety Shot Record Date, there were 75,582,297 Safety Shot Shares issued and outstanding and no shares of Safety Shot Preferred Stock issued and outstanding.

The rights and restrictions to which the Safety Shot Shares are prescribed is contained in Appendix “G” to this Joint Proxy Statement/Circular.

Common Stock

Voting Rights

Each holder of Safety Shot Shares is entitled to one vote for each Safety Shot Share held by such holder.

Dividends

Dividends on the capital stock of Safety Shot, subject to the provisions of the Current Safety Shot Charter and applicable law, if any, may be declared by the Safety Shot Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in Safety Shot Shares, subject to the provisions of the Current Safety Shot Charter. Safety Shot has never paid, and does not anticipate paying, any cash dividends in the foreseeable future.

Rights of Repurchase

Safety Shot currently has no obligations to repurchase any Safety Shot Shares.

Pre-emptive or Similar Rights

Safety Shot Stockholders are not entitled to pre-emptive rights, and the Safety Shot Shares are not subject to redemption.

Preferred Stock

The Current Safety Shot Charter entitles the Safety Shot Board, without stockholder approval, to provide for the issue of all or any number of the shares of the Safety Shot Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as will be stated and expressed in the resolution or resolutions adopted by the Safety Shot Board providing for the issuance of such shares and as may be permitted by the DGCL. The Safety Shot Board is also expressly authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in Safety Shot’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024.

210

DGCL and Certain Provisions of the Current Safety Shot Charter, Current Safety Shot Bylaws and Statutory Provisions

Safety Shot is a Delaware corporation and has elected not to be subject to Section 203 of the DGCL. In general, Section 203 prevents an “interested stockholder” (defined generally as a person owning 15% or more of a corporation’s outstanding voting stock) from engaging in a “business combination” (as defined by the DGCL) with a Delaware corporation for three years following the time such person became an interested stockholder, subject to certain exceptions. For more information see “Comparison of Rights of Yerbaé Shareholders and Safety Shot Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.

Directors Liability and Indemnification

Current DGCL restricts the ability to limit the liability of a director on certain matters. For a description of the restrictions on the ability to limit the liability of a director under current DGCL, see “Comparison of Rights of Yerbaé Shareholders and Safety Shot Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.

Advance Notice Provisions for Safety Shot Stockholder Nominations and Safety Shot Stockholder Proposals

For a description of the restrictions on the shareholder notice procedure, see “Comparison of Rights of Yerbaé Shareholders and Safety Shot Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.

Certain Effects of Authorized but Unissued Stock

As of the Safety Shot Record Date, there were 250,000,000 Safety Shot Shares authorized of which 75,582,297 have been issued, and 100,000 shares of Safety Shot Preferred Stock authorized of which no shares have been issued, for future issuance without additional shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future offerings to raise additional capital or to facilitate corporate acquisitions, including the Arrangement.

The issuance of Safety Shot Preferred Stock could have the effect of delaying or preventing a change in Safety Shot’s control. The issuance of Safety Shot Preferred Stock could decrease the amount of earnings and assets available for distribution to the Safety Shot Stockholders or could adversely affect the rights and powers, including voting rights, of the Safety Shot Stockholders. In certain circumstances, such issuance could have the effect of decreasing the market price of the Safety Shot Shares.

One of the effects of the existence of unissued and unreserved Safety Shot Shares or Safety Shot Preferred Stock may be to enable the Safety Shot Board to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control of Safety Shot by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of management. Such additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of Safety Shot.

211

Trading Price and Volume of Safety Shot Shares

The Safety Shot Shares are listed on Nasdaq under the symbol “SHOT”.

The following table sets forth trading information (in U.S. dollars) for the Safety Shot Shares on Nasdaq for the months indicated, based on intraday trading numbers:

Nasdaq	High Trading Price	Low Trading Price	Volume
April 2024	$2.46	$1.45	18,328,576
May 2024	$1.59	$1.06	18,712,435
June 2024	$1.59	$1.00	16,523,066
July 2024	$1.24	$0.80	12,366,323
August 2024	$1.13	$0.55	34,659,671
September 2024	$1.77	$0.85	17,238,865
October 2024	$1.35	$0.97	8,496,666
November 2024	$1.20	$0.78	20,104,099
December 2024	$1.07	$0.67	17,696,205
January 2025	$0.89	$0.45	18,898,000
February 2025	$0.58	$0.41	11,133,400
March 2025	$0.60	$0.40	14,323,300
April 2025	$0.57	$0.36	26,094,300
May 1, 2025 to May 5, 2025	$0.54	$0.47	4,854,500

The closing price per Safety Shot Share on January 7, 2025, the last full trading day on Nasdaq before the public announcement of the Arrangement, was $0.74. The closing price per Safety Shot Share on May 5, 2025, the last full trading day on Nasdaq before the date of this Joint Proxy Statement/Circular, was $0.51.

Consolidated Capitalization

Except as otherwise described under the section entitled “Prior Sales” above, there have been no material changes in the share capitalization or indebtedness of Safety Shot since December 31, 2024.

Safety Shot Options and Warrants

Safety Shot Options

Holders of Safety Shot Options	Number of Safety Shot Options	Number of Safety Shot Shares for which Safety Shot Options may be exercised into	Average grant price of the Safety Shot Options
Current and former executive officers of Safety Shot (as a group)	8,450,000	8,450,000	$1.42
Current and former directors of Safety Shot (as a group)	345,000	345,000	$1.08
All other current and former employees of Safety Shot (as a group)	6,251,992	6,251,992	$1.86

Directors and Executive Officers

For information on directors and executive officers, see Part III, Item 10 in Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2024.

Executive Compensation

For information on executive compensation, see Part III, Item 11 in Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committees and Corporate Governance

For information on audit committees and corporate governance, see Part III, Item 10 in Safety Shot’s Annual Report on Form 10-K for the year ended December 31, 2024.

212

Risks and Uncertainties

The business and operations of Safety Shot are subject to risks. In addition to considering the other information in this Joint Proxy Statement/Circular, Yerbaé Shareholders should consider carefully the risk factors and other disclosures set forth in documents filed by Safety Shot with the SEC, including the sections titled “Risk Factors” in Safety Shot’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024, and any subsequent filings with the SEC, which are available on Safety Shot’s EDGAR profile at www.sec.gov. As set forth below, certain of these filings are incorporated by reference herein.

Legal Proceedings and Regulatory Actions

See the section titled “Legal Proceedings” set forth in Safety Shot’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024.

Related Party Transactions

For information on related party transactions, see “Certain Relationships and Related Party Transactions” in Safety Shot’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024.

Interest of Management and Others

Safety Shot is not aware of any material interest, direct or indirect, in the Arrangement by any director or executive officer of Safety Shot or any person that beneficially owns, or controls or directs, directly or indirectly, more than ten percent of the Safety Shot Shares.

Financial Statements

See the financial statements set forth in Safety Shot’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024.

213

DESCRIPTION OF THE COMBINED COMPANY CAPITAL STOCK

The following summary of certain provisions of securities of the Combined Company does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Current Safety Shot Charter, the Current Safety Shot Bylaws and the provisions of applicable law. For further discussion of the rights of stockholders of the Combined Company, see “Comparison of Rights of Yerbaé Shareholders and Safety Shot Stockholders” in Appendix “G” to this Joint Proxy Statement/Circular.

General

Safety Shot will own Yerbaé as a wholly-owned subsidiary of Safety Shot immediately following the Effective Time. For more information, see “Information Concerning Yerbaé” and “Information Concerning Safety Shot”.

The total amount of the Combined Company’s authorized capital stock consists of 250,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value of $0.001 per share.

The following summary describes certain material provisions of the Combined Company’s capital stock (each, a “Combined Company Share”).

Common Stock

The holders of the Combined Company Shares are not entitled to pre-emptive or other similar subscription rights to purchase any of the Combined Company’s securities. The Combined Company Shares are neither convertible nor redeemable.

Voting Rights

The holders of Safety Shot Shares are entitled to one vote per share.

Dividends

Dividends on the Combined Company Shares, subject to the provisions of the Amended and Restated Certificate of Incorporation of the Combined Company and applicable law, if any, may be declared by the Combined Company Board pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in the Combined Company Shares, subject to the provisions of the Certificate of Incorporation of the Combined Company and applicable law.

Rights of Repurchase

The Combined Company will not have any rights to repurchase shares of its common stock.

Pre-Emptive or Similar Rights

The Safety Shot Shares are not entitled to pre-emptive rights and are not subject to redemption.

Preferred Stock

The Combined Company Board has authority to issue preferred stock of the Combined Company (each, a “Combined Company Preferred Share”) in one or more series, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as will be stated and expressed in the resolution or resolutions adopted by the Combined Company Board providing for the issuance of such shares and as may be permitted by the DGCL. The issuance of Combined Company Preferred Stock could have the effect of decreasing the trading price of the Combined Company Shares, restricting dividends on the Combined Company Shares, diluting the voting power of the Combined Company Shares, impairing the liquidation rights of the Combined Company Shares, or delaying or preventing a change in control of the Combined Company.

Exclusive Jurisdiction of Certain Actions

The Current Safety Shot Charter requires, that unless the Combined Company consents in writing to the selection of an alternative forum, (A) New York will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Combined Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Combined Company to the Combined Company or the Combined Company’s stockholders; or (iv) any action asserting a claim against the Combined Company governed by the internal affairs doctrine, in each case subject to said court having personal jurisdiction over the indispensable parties named as defendants therein.

Transfer Agent

The transfer agent for the Combined Company Shares will be ClearTrust, LLC at its office in Woodmere, New York, or such other transfer agent as the Combined Company Board may determine from time to time.

Principal Stockholders of the Combined Company

For information on the principal stockholders of the Combined Company, see “Description of the Arrangement — Pro Forma Economic Ownership of the Combined Company”.

214

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION AND PER SHARE DATA

Basis of Presentation and Business Combination

The following Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024, and the summary Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 presents the combination of (a) the financial information of Safety Shot, Inc. and Yerbaé Brands Corp. and b) related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information. The Pro Forma financial information has been prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024 combines the historical balance sheet of Safety Shot, Inc. and Yerbaé Brands Corp. on a pro forma basis as if the Business Combination had been consummated on December 31, 2024. The Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2024 combines the historical statements of operations of Safety Shot, Inc. and Yerbaé Brands Corp. for such period on a pro forma basis as if the transaction, summarized below, had been consummated on January 1, 2024, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the historical financial statements of each of Safety Shot, Inc. and Yerbaé Brands Corp. and the notes thereto included in this filing.

215

Safety Shot, Inc. and Yerbaé Brands Corp.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2024

	As of December 31, 2024		Transaction		As of December 31, 2024
	Safety Shot, Inc. (Historical)	Yerbae Brands Corp. (Historical)	Accounting Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$348,816	$124,214	$(124,214)	A	$348,816
Accounts receivable	283,561	364,886			648,447
Marketable securities	54,720	-			54,720
Inventory	233,510	676,020			909,530
Prepaid expenses	920,189	452,903			1,373,092
Investment in SRM & Affiliates	3,000	-			3,000
Investment in Yerbae Brands	225,000	-	-		-
Notes Receivable	511,557	-			511,557
Other current assets	-	150,000			150,000
Total current assets	2,580,353	1,768,023	(124,214)		3,999,162
Non-current assets:
Right of Use assets	299,722	119,445			419,167
Goodwill	-	-	18,055,150	B	18,055,150
Intangible assets, net of amortization	4,364,321	-	2,728,000	C	7,092,321
Fixed assets, net of depreciation	94,007	26,470			120,477
Total non-current assets	4,758,050	145,915	20,783,150		25,687,115
TOTAL ASSETS	7,338,403	1,913,938	20,658,936		29,686,277

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ DEFICIT
Accounts payable	$2,218,810	$2,377,758			$4,596,568
Convertible note payable	5,250,000	-			5,250,000
Current portion of lease liability	212,964	131,563			344,527
Accrued liabilities	1,667,605	1,076,832	500,000	D	3,244,437
Covid-19 SBA Loan	47,928	-			47,928
Notes payable, current portion	-	3,989,533			3,989,533
Notes payable, related party	-	337,667			337,667
Advances	-	225,000			225,000
Total current liabilities	9,397,307	8,138,353	500,000		18,035,660
Non-current liabilities:
Long term portion of lease liability	114,148	23,544	-		137,692
Notes payable, non-current portion	-	10,977			10,977
Total non-current liabilities	114,148	34,521	-		148,669
Total liabilities	9,511,455	8,172,874	500,000		18,184,329

COMMITMENTS AND CONTINGENCIES

Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 100,000 shares authorized, of which none are issued and outstanding	-	-	-		-
Common stock, $0.001 par value, 250,000,000 shares authorized, of which 62,640,314 shares were issued and outstanding as of December 31, 2024	62,640	-	20,000	E	82,640
Preferred shares - 100,000,000 authorized, zero issued and outstanding as of December 31, 2024	-	-			-
Common shares - without par value, 63,085,228 shares issued and outstanding at December 31, 2024	-	-			-
Additional paid-in capital	110,856,719	38,847,388	14,380,000	E	125,236,719
			(38,847,388)	F
Common stock payable	1,997,936	-			1,997,936
Accumulated deficit	(115,090,347)	(45,106,324)	45,106,324	F	(115,590,347)
			(500,000)	D
Total stockholders’ equity (deficit)	(2,173,052)	(6,258,936)	20,158,936		11,726,948
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	$7,338,403	$1,913,938	$20,658,936		$29,911,277

Check	-	-	-		-

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2024, are as follows:

(A)	Reflects the removal of Yerbae’s cash and cash equivalents as the amount will not be acquired as part of the transaction.

(B)	Represents goodwill recognized as part of the transaction.

(C)	Represents the fair value of intangible assets recognized as part of the transaction.

(D)	Represents estimated transactions costs incurred subsequent to December 31, 2024. All transaction costs incurred have been expensed in accordance with ASC 805.

(E)	Represents the increase to equity based on 20 million shares assumed to be issued by the acquirer.

(F)	Represents reversal of Yerbae’s additional-paid-in-capital and accumulated deficit balance due to the acquisition.

216

Safety Shot, Inc. and Yerbaé Brands Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the year Ended December 31, 2024

	Year Ended December 31, 2024		Transaction		Year Ended December 31, 2024
	Safety Shot, Inc. (Historical)	Yerbae Brands Corp. (Historic)	Accounting Adjustments		Pro Forma Combined

Sales	$701,967	$5,905,541	$		$6,607,508
Cost of sales	3,147,724	2,891,334	-		6,039,058
Gross profit	(2,445,757)	3,014,207	-		568,450

Operating expenses:
General and administrative	39,611,915	11,058,479			50,670,394
Amortization			403,160	A
Sales and marketing	-	1,239,443			1,239,443
Total operating costs and expenses	39,611,915	12,297,922	403,160		51,909,837
					-
Income (loss) from operations	(42,057,672)	(9,283,715)	(403,160)		(51,744,547)
Other income (expense):
Interest income	57,602	-			57,602
Interest expense	(175,927)	(1,334,972)			(1,510,899)
Other income / (expense)	(6,567,092)	-			(6,567,092)
Unrecognized loss on equity investment	(862,407)	-			(862,407)
Realized Gain/Loss on sale of stock	1,240,324	-			1,240,324
Gain (loss) on sale of Mkt Sec	(46,658)	-			(46,658)
Total other income (expense)	(6,354,158)	(1,334,972)	-		(7,689,130)
Net loss from continuing operations	(48,411,830)	(10,618,68)	(403,160)		(59,433,677)

Historical and pro forma shares outstanding	54,441,190				74,441,190

Historical and pro forma net loss per share based on continuing operations:
Basic and diluted	$(0.91)				(0.80)

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

There were no material pro forma adjustments included in the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024, except for the following:

(AA)

Represents amortization of intangible assets stemming from tradenames-trade secrets and non-compete agreements. The non-compete agreements were fully amortized during the proforma period ending December 31, 2023.

217

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of the transaction. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial information are described in the accompanying notes.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the transaction occurred on the dates indicated, and does not reflect adjustments for any anticipated synergies, operating efficiencies, tax savings or cost savings. The unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of Safety Shot following the completion of the transaction. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. Safety Shot, Inc. and Yerbaé Brands Corp. have not had any historical relationship prior to the transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the transaction occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position following the completion of the transaction. The unaudited pro forma adjustments represent Safety Shot, Inc.’s management’s estimates based on information available as of the dates of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

The pro forma basic and diluted income per share amounts presented in the Unaudited Pro Forma Condensed Combined Statement of Operations are based upon the number of combined shares outstanding, assuming the transaction occurred on January 1, 2024. Further, both the transaction costs and amortization of the non-compete agreements will not recur beyond 12 months after the transaction.

2.	Loss per share

Loss per share represents the loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the transaction, assuming the shares were outstanding since January 1, 2024. As the transaction is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable relating to the transaction have been outstanding for the entirety of the period presented.

For the Year Ended December 31, 2024

Pro forma net loss from continuing operations	$(59,433,677)
Weighted average shares outstanding of common stock - basic and diluted	74,441,190
Net income per share attributable to common stockholders - basic and diluted	$(0.80)

3.	Consideration Transferred

Pursuant to the business combination agreement, Safety Shot has agreed to exchange 0.2918 Safety Shot Shares for all of the Yerbaé Shares then issued and outstanding immediately prior to the Effective Time, Yerbaé RSU or Yerbaé PSU, as applicable, for an aggregate of approximately 20 million Safety Shot Shares, based on the anticipated capitalization of Yerbaé at closing, as consideration for the acquisition. As of December 31, 2024, the closing price of the SHOT shares was $0.72. As such, the Company determined the fair value of the assumed 20 million shares to be equal to $14.4 million for purposes of determining the fair value of the acquired assets and liabilities and the corresponding preparation of the pro forma financial statements. There was no contingent consideration included as part of the transaction price.

218

DESCRIPTION OF EQUITY INCENTIVE PLAN

The purpose of the Safety Shot Incentive Plan Proposal is to assist Safety Shot in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to Safety Shot. Safety Shot is proposing to further amend and restate the Plan as described in this Joint Proxy Statement/Circular. The Plan is intended to enable those persons to acquire or increase an ownership interest in Safety Shot in order to strengthen the mutuality of interests between them and the Safety Shot Stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Change Proposed to be made to the Plan and Reasons for the Change

The change to the Plan proposed for stockholder approval is an increase in the number of Safety Shot Shares reserved for issuance by an amount equal to up to 22,000,000 Safety Shot Shares (from 15,000,000 Safety Shot Shares to 37,000,000 Safety Shot Shares), which is equal to approximately 15% of the fully diluted issued and outstanding Safety Shot Shares immediately following the Effective Time, in order to retain, incentivize and reward current Safety Shot and Yerbaé employees, consultants, officers and directors and attract new employees, officers and consultants and, where appropriate, new director candidates.

Increase in Authorized Shares

As of the Safety Shot Record Date, without the approval of the Safety Shot Incentive Plan Proposal, 26,000,000 Safety Shot Shares are authorized for issuance under the Safety Shot’s equity incentive plans, of which 7,953,008 shares remain available for future issuance. With the additional 22,000,000 Safety Shot Shares requested under the Safety Shot Incentive Plan Proposal, the total number of shares subject to existing awards or available for future awards will be 29,953,008, which is approximately 39.2% of the 75,176,604 outstanding shares as of the Safety Shot Record Date. The shares available for future issuances represent approximately 10% of the outstanding shares as of the Safety Shot Record Date.

Safety Shot desires to have sufficient shares available for incentive and compensation awards to be made under the Plan as it continues to pursue its strategic objectives in connection with the Arrangement. Safety Shot cannot predict whether it will be able to successfully implement its strategy, and it believes it needs to have sufficient shares available under the Plan to make equity awards to retain and incentivize Safety Shot’s existing employees and executives and recruit and retain new employees. Safety Shot believes it is important to have sufficient availability to provide retentive equity awards to existing employees. In addition, Safety Shot provides equity awards to non-employee directors as compensation for serving as a director, and anticipates that it may recruit new directors in the future as it strives to add skills and qualifications to the Safety Shot Board. For these reasons, Safety Shot is seeking approval to add an additional number of Safety Shot Shares reserved for issuance under the Plan by an amount equal to no less than 10% of the fully diluted Safety Shot Shares issued and outstanding immediately following the Effective Time.

A copy of the proposed amended and restated Plan is attached as Appendix “J” to this Joint Proxy Statement/Circular. The following is a summary of the provisions of the Plan. You are encouraged to review the Plan for a full understanding of the Plan.

219

Description of the Plan

The following is a summary of the principal features of the amended and restated Plan.

Shares Available for Awards; Annual Per-Person Limitations

As of the Safety Shot Record Date, without the approval of the Safety Shot Incentive Plan Proposal, 26,000,000 Safety Shot Shares are authorized for issuance under the Plan, of which 7,953,008 shares remain available for future issuance. With the additional Safety Shot Shares requested under the Safety Shot Incentive Plan Proposal, the total number of shares subject to existing awards or available for future awards of 75,176,604 will be approximately 39.2% of the 75,176,604 outstanding shares as of the Safety Shot Record Date. Following the Effective Date, Safety Shot expects its employee count to increase from 8 to 19. Safety Shot believes the increase requested under the Safety Shot Incentive Plan Proposal will allow it to make needed equity awards for one year for eligible employees and other plan participants. Any shares that are subject to awards of stock options, restricted stock, restricted stock units, or other awards count against this limit as one share for every equity award granted.

If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, then the shares subject to such forfeiture, expiration or termination will again become available for awards under the Plan. Awards issued in substitution for awards previously granted by a company acquired by Safety Shot or one of Safety Shot’s subsidiaries or affiliates, or with which Safety Shot or one of Safety Shot’s subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the Plan.

While equity incentive awards are an important part of Safety Shot’s compensation program, the Safety Shot Board and the Compensation Committee of the Safety Shot Board (the “Compensation Committee”) are mindful of their responsibility to the Safety Shot Stockholders to exercise judgment in granting equity-based awards. Safety Shot reviews a number of metrics to assess the cumulative impact of its equity compensation programs, including burn rate and overhang. Burn rate measures Safety Shot’s usage of shares from Safety Shot’s equity incentive plans as a percentage of Safety Shot’s outstanding Safety Shot Shares. Overhang measures the potential dilution to which Safety Shot’s existing stockholders are exposed due to outstanding equity awards.

The annual share usage for the last three fiscal years was as follows:

	FY 2022	FY 2023	FY 2024
Burn Rate (1)	16.5%	11.2%	22.3%
Overhang (2)	17.6%	46.5%	30.6%

(1)	Burn rate represents, for each fiscal year (i) the sum of stock options granted plus restricted stock and Safety Shot RSUs awards granted as multiplied by a multiplier based on stock price volatility divided by (ii) the basic weighted average common shares outstanding.
(2)	Overhang represents (i) total plan shares divided by (ii) the sum of total plan shares and common shares outstanding, where total plan shares equals the sum of the number of shares available for future grants under all existing plans, and the number of stock options and Safety Shot RSUs outstanding.

220

Administration

The Compensation Committee administers the Plan. The Compensation Committee, acting as the administrator of the Plan has, among other things, the discretionary authority to interpret the Plan and all Safety Shot Options and Safety Shot RSUs granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, make all other determinations necessary or advisable for the administration of the Plan and correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Safety Shot Options or Safety Shot RSUs granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Safety Shot Options and Safety Shot RSUs. Subject to the provisions of the Plan, all determinations of the Compensation Committee made under the Plan will be conclusive and will bind all parties.

Eligibility

The persons eligible to receive awards under the Plan are directors, officers and employees of, and consultants and advisors to, Safety Shot or any of Safety Shot’s subsidiaries; provided that incentive options may only be granted to employees of Safety Shot or any of Safety Shot’s subsidiaries. An employee on leave of absence may be considered as still in Safety Shot’s employ for purposes of eligibility for participation in the Plan. As of the Safety Shot Record Date, approximately 11 non-employee directors and employees were eligible to participate in the Plan. In addition, current consultants are eligible to participate in the Plan.

The following table sets forth summary information as to outstanding awards granted under the Plan to the Named Executive Officers (collectively, the “Safety Shot NEOs”), non-employee directors and non-executive employees and consultants during 2024:

Name/Group	Number of Shares
Jarrett Boon, CEO	4,250,000
Danielle De Rosa, CFO	200,000
David Sandler, COO	750,000
Non-Employee Directors as a group	411,000
Non-Executive Employees and Consultants as a group	6,185,992

Stock Options

The Compensation Committee is authorized to grant stock options, including both non-qualified stock options, and incentive stock options, referred to as “ISOs,” which can result in potentially favorable tax treatment to the recipient. The exercise price per share subject to an option cannot be less than the fair market value of a share of Safety Shot Shares on the date of grant. For purposes of the Plan, the term “fair market value” means the closing price on the final trading day immediately prior to the grant date of the Safety Shot Shares on Nasdaq or other principal securities exchange on which the Safety Shot Shares are listed (if the Safety Shot Shares are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded Safety Shot Shares in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by Safety Shot, or as determined by the Compensation Committee in a manner consistent with the provisions of the Code. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Compensation Committee, except that no option may have a term exceeding ten years, and the minimum vesting schedule for stock options is as required by Section 16 of the U.S. Exchange Act. Methods of exercise and other terms of the stock options are determined by the Compensation Committee. As determined by the Compensation Committee and included in an award agreement, options may be exercised by payment of the exercise price in cash, shares of Safety Shot Shares underlying the award or owned shares having a fair market value equal to the exercise price, or by a combination of the foregoing.

221

Restricted Stock and Restricted Stock Units

The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Safety Shot Shares which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. An eligible person granted restricted stock generally has all of the rights of a Safety Shot Stockholder, unless otherwise determined by the Compensation Committee. An award of restricted stock units confers upon the recipient the right to receive shares of Safety Shot Shares at the end of a specified restriction period and/or performance period, subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents conferring on recipients the right to receive, on a deferred basis, an amount equal in value to dividends paid on a specific number of shares of Safety Shot Shares.

Impact of Certain Termination Events on Awards

Specific events that lead to termination of a participant’s employment with Safety Shot or a subsidiary have been added to the Plan and have the following consequences on outstanding awards:

Termination Event	Stock Options	Service-based Awards*
Voluntary termination	All vested options remain exercisable for 90 days or, if shorter, the term of the option; unvested options are forfeited.	Subject to Compensation Committee discretion, outstanding awards still subject to restrictions are forfeited.
Death	Outstanding exercisable options are exercisable for 12 months after death, or, if shorter, the term of the option.	Subject to Compensation Committee discretion, outstanding awards still subject to restrictions are forfeited.
Disability	Outstanding exercisable options are exercisable for 90 days after termination of employment or, if shorter, the term of the option.	Subject to Compensation Committee discretion, outstanding awards still subject to restrictions are forfeited.
For Cause	Outstanding awards are forfeited.	Subject to Compensation Committee discretion, outstanding awards still subject to restrictions are forfeited.

Clawbacks

Safety Shot shall have the right to recoup or “claw back” any payment made with respect to an award under the Plan to the extent necessary to comply with applicable federal securities laws.

222

Impact of a Change in Control

In the case of a change in control, (i) the Compensation Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part, as determined by the Compensation Committee in its sole discretion. In its sole discretion, the Compensation Committee may also determine that each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each Safety Shot Share subject to such option, an amount equal to the excess of the Fair Market Value of such Safety Shot Shares immediately prior to such change in control over the exercise price per share of such option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion and (ii) the Compensation Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Compensation Committee, in its sole discretion.

If more specific terms are set forth in any separate plan document or agreement between Safety Shot and any participant, such separate plan or agreement shall govern the treatment of awards.

Amendment and Termination

The Safety Shot Board may amend, suspend or terminate the Plan, without the consent of stockholders or participants, except that no amendment shall be made that would impair the rights of any participant under any incentive securities theretofore granted without such participant’s consent. Safety Shot will seek Safety Shot Stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Safety Shot Shares available for issuance under the Plan, (B) materially increases the benefits accruing to participants under the Plan, (C) materially modifies the requirements as to eligibility for participation in the Plan, (D) decreases the exercise price of an incentive option to less than 100% of the Fair Market Value per Safety Shot Share on the date of grant thereof or the exercise price of a nonqualified option to less than 100% of the Fair Market Value per Safety Shot Share on the date of grant thereof, (E) extends the term of any option beyond the term allowed for under the Plan, (F) reduces the exercise price of outstanding options or effect repricing through cancellations and re-grants of new options, (G) increases the number of Safety Shot Shares to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of Safety Shot Shares outstanding before the issuance of the stock or securities, or (H) otherwise requires stockholder approval pursuant to the rules and regulations of Nasdaq.

Subject to the forgoing, the Compensation Committee may amend the terms of any option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any optionee without the optionee’s consent.

Material U.S. Federal Income Tax Consequences of Awards

The following is a summary of material U.S. federal income tax considerations relating to the Plan. The summary is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, possibly retroactively. Tax laws are complex and may vary depending on individual circumstances and from locality to locality. This discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan and does not address state, local or foreign tax consequences. All participants in the Plan are urged to consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of participating in the Plan based on the participant’s personal circumstances.

223

Nonqualified Stock Options. Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares acquired over the exercise price. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date. Upon an optionee’s sale of shares acquired pursuant to the exercise of a nonqualified stock option, any difference between the sale price and the fair market value of the shares on the date when the stock option was exercised will be treated as long-term or short-term capital gain or loss.

If an optionee pays for shares of stock on exercise of an option by delivering Safety Shot Shares, the optionee will not recognize gain or loss on the shares delivered, even if the fair market value of such shares differs from the optionee’s tax basis in such shares. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. The tax basis of the shares received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. In addition, the holding period of the shares received will include the holding period of the shares delivered as payment. The optionee’s tax basis and holding period for any shares received in excess of the number of shares delivered by the optionee will be the same as if the optionee had exercised the option solely in exchange for cash.

Upon an optionee’s exercise of a nonqualified stock option, Safety Shot or the applicable subsidiary will generally be entitled to a deduction for U.S. federal income tax purposes at such time and in the same amount recognized as ordinary income to the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Safety Shot effects withholding with respect to the deemed compensation.

Incentive Stock Options. The Plan provides for the grant of stock options that qualify as incentive stock options (“ISOs”) as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share of stock acquired on exercise of an ISO before the end of the Required Holding Period, (a “Disqualifying Disposition”) the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised (or, if less, the amount realized on such Disqualifying Disposition) over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, the excess gain recognized will be short-term or long-term capital gain, depending upon the length of time the shares have been held after the date of exercise.

If an optionee exercises an ISO by delivering shares of stock acquired by an earlier exercise of an ISO, and the previously acquired shares have not been held for the Required Holding Period, the optionee will recognize ordinary income on the Disqualifying Disposition.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.

224

Safety Shot is not entitled to take a deduction for U.S. federal income tax purposes with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Safety Shot is entitled to a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that section, and provided that Safety Shot effects withholding with respect to the deemed compensation.

Restricted Stock. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file a “section 83(b) election” with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are not vested and may be subsequently forfeited. If a recipient makes such an election, the recipient will not recognize any additional taxable income at the time the shares become vested, but if the shares are later forfeited, the recipient will not be allowed a tax deduction for the forfeited shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Safety Shot will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that section, and provided that Safety Shot effects withholding with respect to the deemed compensation.

Restricted Stock Units. A participant normally will not realize taxable income upon the award of Safety Shot RSUs. A participant will be subject to tax on the earlier of the year in which the participant receives the underlying shares of Safety Shot Shares or the year in which the award is no longer subject to a substantial risk of forfeiture. In that year, the participant will recognize income equal to the fair market value of the Safety Shot Shares received, or no longer subject to a substantial risk of forfeiture, and Safety Shot will be entitled to a deduction in the same amount, provided that such amount constitutes an ordinary and necessary business expense for Safety Shot and is reasonable in amount, and either the employee includes that amount in income or Safety Shot timely satisfies its reporting requirements with respect to that amount.

Other Stock Awards. The U.S. federal income tax consequences of any other stock awards will depend upon the specific facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. Safety Shot generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those sections, and provided that Safety Shot effects withholding with respect to the deemed compensation.

Tax Withholding. Ordinary income recognized in connection with the receipt or exercise of an award under the Plan is subject to income and employment tax wage withholding, unless the participant is not an employee of Safety Shot, or any subsidiary or affiliate. Safety Shot, or any subsidiary or affiliate, may deduct from all payments made under the Plan, an amount (which may include Safety Shot Shares) to satisfy any federal, state, local or foreign withholding obligations with respect to any award. Section 409A. Section 409A of the Code governs the taxation of deferred compensation. Awards received under the Plan are intended to be exempt from the requirements of section 409A where possible. However, there can be no assurance that awards designed to be exempt from section 409A will in fact be exempt. An award that is subject to section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions on stock awards in connection with a change in control could be deemed an “excess parachute payment” for purposes of the parachute tax provisions of section 280G of the Code. In that event, the grantee could be subject to a 20% excise tax and Safety Shot or applicable subsidiary could be denied a tax deduction with respect to a portion of the grants.

225

PRINCIPAL SECURITYHOLDERS OF YERBAÉ

The following table states the names of the persons who, as of May 5, 2025, to Yerbaé’s knowledge, beneficially owned, or exercised control or direction over, directly or indirectly, 10% or more of the issued and outstanding Yerbaé Shares:

Security Ownership of Certain Beneficial Owners

:

Name of Yerbaé Shareholder	Number of Yerbaé Shares Owned		Percentage of Outstanding Yerbaé Shares(1)
Todd Gibson	12,060,533	(2)	17.53	%(3)
Karrie Gibson	11,679,012	(4)	17.00	%(5)

(1)	Based on 67,160,533 Yerbaé Shares issued and outstanding as of May 5, 2025. Each Yerbaé Share carries the right to one vote at the Yerbaé Meeting.

(2)	Consists of: (a) 1,953,572 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Todd L. Gibson Trust Dated April 22, 2016, (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Todd L. Gibson Trust Dated April 22, 2016, and (d) 1,619,565 Yerbaé Shares underlying stock options that are vested or will be vested within 60 days.

(3)	Calculated based on the aggregate of 68,780,098 Yerbaé Shares, which consists of 67,160,533 Yerbaé Shares outstanding at May 5, 2025 and 1,619,565 Yerbaé Shares that may be acquired on exercise of stock options.

(4)	Consists of: (a) 1,649,225 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Karrie L. Gibson Trust Dated April 22, 2016, (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Karrie L. Gibson Trust Dated April 22, 2016, and (d) 1,542,391 Yerbaé Shares underlying stock options that are vested or will be vested within 60 days.

(5)	Calculated based on the aggregate of 68,702,924 Yerbaé Shares, which consists of 67,160,533 Yerbaé Shares outstanding at May 5, 2025 and 1,542,391 Yerbaé Shares that may be acquired on exercise of stock options.

Ownership of Securities

The names of the directors, officers and other insiders of Yerbaé, the positions held by them with Yerbaé and the number and percentage of outstanding Yerbaé Shares beneficially owned, or over which control or direction is exercised, directly or indirectly, by each of them and, where known after reasonable enquiry, by their respective associates or affiliates, are set out in the following table. The table also sets out the number of Yerbaé Options, Yerbaé RSUs and Yerbaé PSUs held by each of them, prior to the Arrangement:

Name	Position/Title	Yerbaé Shares		% of Yerbaé Shares	Yerbaé Options	Yerbaé RSUs	Yerbaé PSUs
Todd Gibson	CEO and Director	10,440,968	(1)	15.55%	1,619,565	Nil	Nil
Karrie Gibson	CFO, COO and Director	10,136,621	(2)	15.09%	1,542,391	Nil	Nil
Seth Smith	Vice President of Sales	517,857		*	1,115,385	Nil	Nil
Renata Kubicek	Corporate Secretary	Nil		N/A	Nil	Nil	Nil
Andrew Dratt	Director	375,109		*	Nil	325,000	Nil
Rose Zanic	Director	315,361		*	Nil	325,000	Nil
Maruf Raza(3)	Director	125,000		*	Nil	325,000	Nil

*	Less than one percent (1%)

(1)	Consists of: (a) 1,953,572 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Todd L. Gibson Trust Dated April 22, 2016, and (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Todd L. Gibson Trust Dated April 22, 2016.

(2)	Consists of: (a) 1,649,225 Yerbaé Shares held directly, (b) 5,987,396 Yerbaé Shares indirectly through Karrie L. Gibson Trust Dated April 22, 2016, and (c) 2,500,000 performance-based Yerbaé Shares held indirectly through Karrie L. Gibson Trust Dated April 22, 2016.

(3)	In addition to the securities of Yerbaé noted above, Mr. Raza holds 35,700 Yerbaé Warrants exercisable at a price of $1.70 per Yerbaé Share until April 30, 2025 and 50 Convertible Debentures that mature on April 30, 2025 and are convertible into Yerbaé Shares at a conversion price of $1.40 per Yerbaé Share. Yerbaé has obtained consent from more than two-thirds of the beneficial holders of outstanding Convertible Debenture to extend the maturity date by 90 days. As of the date of this Joint Proxy Statement/Circular, the Convertible Debentures are in technical default because the extension of the maturity date has not yet been formalized according to the terms of the convertible debenture indenture governing the Convertible Debentures.

226

PRINCIPAL STOCKHOLDERS OF SAFETY SHOT

The following table sets forth information known to Safety Shot regarding the beneficial ownership of the Safety Shot Shares as of the Safety Shot Record Date, by:

●	each person who is known by Safety Shot to be the beneficial owner of more than 5% of the outstanding Safety Shot Shares;

●	each current named executive officers and directors of Safety Shot; and

●	all of the current executive officers and directors of Safety Shot, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 91,814,084 shares of common stock, which includes 12,893,507 Safety Shot Shares issued and outstanding, stock options of 8,861,000 held by beneficial owners and warrants of 7,370,787 held by a beneficial owner as of the Safety Shot Record Date. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, Safety Shot deemed to be outstanding all shares subject to stock awards held by that person that are issuable upon settlement of Safety Shot RSUs and all shares subject to convertible notes, options and/or warrants, as applicable, held by the person that are currently exercisable or would be exercisable within 60 days of April 28, 2025. However, except as described above, Safety Shot did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Safety Shot Shares.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Safety Shot Shares.

Name of Beneficial Owner	Number of Safety Shot Shares Beneficially Owned	Percentage of Outstanding Safety Shot
Directors and Officers:
Jarrett Boon (1)	4,917,000	5.36%
John Gulyas (2)	4,867,667	5.30%
Jordan Schur (3)	1,550,000	1.69%
David Sandler (4)	750,000	0.82%
Danielle De Rosa (5)	200,000	0.22%
David J. Long (6)	150,000	0.16%
Christopher Melton (7)	141,000	0.15%
Richard Pascucci (8)	120,000	0.16%
All officers and directors (9 persons)	12,695,667	13.86%
Core 4 Capital(9)	16,429,627	17.89%
Total	29,125,294	31.72%

*	Less than one percent.
(1)	Includes 3,250,000 Safety Shot Shares issuable upon exercise of outstanding options.
(2)	Includes 3,200,000 Safety Shot Shares issuable upon exercise of outstanding options.
(3)	Includes of 1,050,000 Safety Shot Shares issuable upon exercise of outstanding options.
(4)	Consists of 750,000 Safety Shot Shares issuable upon exercise of outstanding options.
(5)	Consists of 200,000 Safety Shot Shares issuable upon exercise of outstanding options.
(6)	Consists of 150,000 Safety Shot Shares issuable upon exercise of outstanding options.
(7)	Consists of 141,000 Safety Shot Shares issuable upon exercise of outstanding options.
(8)	Consists of 120,000 Safety Shot Shares issuable upon exercise of outstanding options.
(9)	Includes 7,370,787 Safety Shot Shares issuable upon exercise of outstanding warrants

227

COMPARISON OF STOCKHOLDER RIGHTS

Safety Shot is incorporated under the laws of the State of Delaware. The rights of a stockholder of a Delaware corporation differ from the rights of a shareholder of a BCBCA corporation. See Appendix “G” to this Joint Proxy Statement/Circular for a summary comparison of the rights of Yerbaé Shareholders and Safety Shot Stockholders.

INTEREST OF EXPERTS OF YERBAÉ AND SAFETY SHOT

The following persons and companies have prepared certain sections of this Joint Proxy Statement/Circular or Appendices attached hereto as described below or are named as having prepared or certified a report, statement or opinion in or incorporated by reference in this Joint Proxy Statement/Circular.

Name of Expert(1)	Nature of Relationship
Evans & Evans, Inc.	Authors responsible for the preparation of the Evans & Evans Fairness Opinion
Davidson & Company LLP(2)	Auditors of Yerbaé
M&K CPAS, PLLC(3)	Auditors of Safety Shot

(1)	To the knowledge of Yerbaé, none of the experts so named (or any of the designated professionals thereof) held securities representing more than 1% of all issued and outstanding Yerbaé Shares as at the date of the statement, report or valuation in question, and none of the persons above is or is expected to be elected, appointed or employed as a director, officer or employee of Yerbaé or of any associate or affiliate of Yerbaé.
(2)	Davidson & Company LLP are the auditors of Yerbaé and have confirmed with respect to Yerbaé that they are independent within the meaning of the relevant rules and related interpretations prescribed by the relevant professional bodies in Canada and any applicable legislation or regulations. Note (1) does not apply to Davidson & Company LLP.
(3)	M&K CPAS, PLLC is independent with respect to Safety Shot within the meaning of the U.S. Securities Act and the applicable rules and regulations thereunder adopted by the SEC and the Public Company Accounting Oversight Board (United States). Note (1) does not to apply to M&K CPAS, PLLC.

AUDITORS, TRANSFER AGENTS AND REGISTRARS

The auditors of Yerbaé are Davidson & Company LLP at its offices in Vancouver, British Columbia, Canada. The transfer agent and registrar for the Yerbaé Shares is Odyssey Trust Company at its offices in Vancouver, British Columbia, Canada.

The auditors of Safety Shot are M&K CPAS, PLLC at its offices in The Woodlands, Texas. The transfer agent and registrar for the Safety Shot Shares is ClearTrust, LLC at its office in Woodmere, New York.

228

FUTURE SAFETY SHOT STOCKHOLDER PROPOSALS

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the U.S. Exchange Act to be considered for inclusion in Safety Shot’s proxy materials for the annual meeting of Safety Shot Stockholders in 2025 (the “Safety Shot 2025 Annual Meeting”) must be in writing and received at Safety Shot’s principal executive offices at the following address: Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477, Attention: Corporate Secretary, no earlier than the close of business on April 2, 2025, nor later than the close of business on May 2, 2025; provided, however, that if the Safety Shot 2025 Annual Meeting is held before July 1, 2025 or after August 30, 2025, then notice by the stockholder must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made in order for such notice to be timely.

In addition, any Safety Shot Stockholder who wishes to propose a nominee to the Safety Shot Board or propose any other business to be considered by the Safety Shot Stockholders (other than a stockholder proposal included in Safety Shot’s proxy materials pursuant to Rule 14a-8 of the rules promulgated under the U.S. Exchange Act) must comply with the advance notice provisions and other requirements of Section 1.7 of the Current Safety Shot Bylaws, which are on file with the SEC and may be obtained from Safety Shot’s Corporate Secretary upon request. These notice provisions require that nominations of persons for election to the Safety Shot Board and the proposal of business to be considered by the Safety Shot Stockholders for the Safety Shot 2025 Annual Meeting must be received no earlier than April 2, 2025 and no later than May 2, 2025. However, if the Safety Shot 2025 Annual Meeting is not held between July 1, 2025 and August 30, 2025, then the notice must be received not earlier than the close of business on the 120th day prior to the Safety Shot 2025 Annual Meeting, and not later than the close of business on the later of the 90th day prior to the Safety Shot 2025 Annual Meeting or the 10th day following the day on which public announcement of the date of the Safety Shot 2025 Annual Meeting is first made.

Rule 14a-19 of the rules promulgated under the U.S. Exchange Act also requires, among other things, that any stockholder who intends to solicit proxies in support of director nominees other than our director nominees must provide us with written notice as further described in the rule. To be timely for the Safety Shot 2025 Annual Meeting for Rule 14a-19 such notice must contain the information required by Rule 14a-19 and be postmarked or transmitted electronically to our principal executive offices as provided below no later than June 1, 2025 (a date that is no later than 60 calendar days prior to the anniversary of date of the annual meeting of Safety Shot Stockholders in 2024 Annual Meeting (“Safety Shot 2024 Annual Meeting”) provided however that, if the date of the Safety Shot 2025 Annual Meeting has changed by more than 30 calendar days from the date of the Safety Shot 2024 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the Safety Shot 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the Safety Shot 2025 Annual Meeting is first made by us.

The Nominating and Corporate Governance Committee will consider director nominees recommended by the Safety Shot Stockholders. A stockholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should send the recommendation to Safety Shot, Inc., 1061 E. Indiantown Rd., Ste. 110, Jupiter, Florida 33477, Attention: Corporate Secretary, and Safety Shot will forward it to the Nominating and Corporate Governance Committee. The recommendation must include a description of the candidate’s qualifications for board service, including all of the information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC, as amended, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Nominating and Corporate Governance Committee as a nominee, must comply with the notice procedures set forth in the Current Safety Shot Bylaws. The Nominating and Corporate Governance Committee will consider and evaluate persons recommended by the stockholders in the same manner as it considers and evaluates other potential directors, including incumbent directors.

229

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. If you are a Registered Yerbaé Shareholder or registered Safety Shot Stockholder, you may contact Yerbaé or Safety Shot, as applicable, at the contact information below regarding the same.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, please notify your broker or Broadridge Financial Solutions, Inc. Safety Shot Stockholders who currently receive multiple copies of the notice at their addresses and would like to request householding of their communications should contact their brokers or Broadridge Financial Solutions, Inc. Any householded stockholder may request prompt delivery of a copy of the annual report or proxy statement by contacting Broadridge Financial Solutions, Inc. at 1-866-540-7095 or by writing to it at Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

230

ADDITIONAL INFORMATION CONCERNING YERBAÉ AND DOCUMENTS
INCORPORATED BY REFERENCE BY YERBAÉ

Information regarding Yerbaé has been incorporated by reference in this Joint Proxy Statement/Circular from documents filed by Yerbaé with the SEC and the applicable securities regulatory authorities in Canada. The documents listed below, which contain important information about Yerbaé, its business and its financial condition, and which were previously filed by Yerbaé with the SEC and the applicable securities regulatory authorities in Canada, are specifically incorporated by reference into, and form an integral part of, this Joint Proxy Statement/Circular:

(a)	Yerbaé’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 10, 2025, and applicable securities regulatory authorities in Canada on March 10, 2025;

(b)	Yerbaé’s Definitive Proxy Statement on Schedule 14A filed with the SEC on January 8, 2025; and

(c)	Yerbaé’s Current Report on Form 8-K filed with the SEC on January 8, 2025.

Any future filings made by Yerbaé with the SEC under section 13(a), section 13(c), section 14 or section 15(d) of the U.S. Exchange Act after the date of this Joint Proxy Statement/Circular but before the Yerbaé Meeting will be automatically incorporated by reference into this Joint Proxy Statement/Circular.

All financial statements, management’s discussion and analysis, annual information forms, material change reports (other than confidential reports), business acquisition reports and all other documents of the type referred to in National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) filed by Yerbaé with the applicable securities regulatory authorities in each of the provinces and territories of Canada on SEDAR+ at www.sedarplus.ca after the date of this Joint Proxy Statement/Circular and before the Yerbaé Meeting are deemed to be incorporated by reference into this Joint Proxy Statement/Circular.

Financial information of Yerbaé is provided in Yerbaé’s consolidated financial statements and in Yerbaé’s “Management’s Discussion and Analysis” for the year ended December 31, 2024, were filed on SEDAR+ on March 10, 2025.

You may obtain a copy of the documents incorporated by reference, Yerbaé’s consolidated financial statements for the years ended December 31, 2024 and December 31, 2023, this Joint Proxy Statement/Circular or other information about Yerbaé, upon request to Karrie Gibson, Chief Financial Officer of Yerbaé. If you are a Yerbaé Shareholder, there will be no charge to you for these documents. You can also find these documents, as well as additional information relating to Yerbaé, on Yerbaé’s profile on SEDAR+ at www.sedarplus.ca or at Yerbaé’s website at https://investors.yerbae.com/.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein that bears a date earlier than the date of this Joint Proxy Statement/Circular shall be deemed to be modified or superseded, for the purposes of this Joint Proxy Statement/Circular, to the extent that a statement contained herein, modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed to be an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, in its unmodified or non-superseded form, to constitute a part of this Joint Proxy Statement/Circular.

231

ADDITIONAL INFORMATION CONCERNING SAFETY SHOT AND DOCUMENTS
INCORPORATED BY REFERENCE BY SAFETY SHOT

Information regarding Safety Shot has been incorporated by reference in this Joint Proxy Statement/Circular from documents filed by Safety Shot with the SEC. The documents listed below, which contain important information about Safety Shot, its business and its financial condition, and which were previously filed by Safety Shot with the SEC, are specifically incorporated by reference into, and form an integral part of, this Joint Proxy Statement/Circular (excluding any portions of such documents that have been furnished but not filed for purposes of the U.S. Exchange Act):

(a)	Safety Shot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 28, 2025;

(b)	Safety Shot’s Current Reports on Form 8-K filed with the SEC on January 3, 2025, January 8, 2025, January 10, 2025, January 10, 2025, January 22, 2025, January 24, 2025, January 31, 2025, February 10, 2025, February 26, 2025, March 19, 2025 and March 31, 2025.

Safety Shot provides copies of such documents incorporated by reference on Safety Shot’s Investor Relations page on its website at https://safetyshotofficial.com/.

The above documents that are incorporated by reference into this Joint Proxy Statement/Circular have been filed on Yerbaé’s profile on SEDAR+ at www.sedarplus.ca for the purposes of incorporating these documents by reference into the section “Information Concerning Safety Shot” as required under Canadian securities laws.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein that bears a date earlier than the date of this Joint Proxy Statement/Circular shall be deemed to be modified or superseded, for the purposes of this Joint Proxy Statement/Circular, to the extent that a statement contained herein, modifies or supersedes such statement. Any future filings made by Safety Shot with the SEC under Section 13(a), 13(c), 14, or 15(d) of the U.S. Exchange Act after the date of this Joint Proxy Statement/Circular but before the Safety Shot Meeting will be automatically incorporated by reference into this Joint Proxy Statement/Circular. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed to be an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, in its unmodified or non-superseded form, to constitute a part of this Joint Proxy Statement/Circular.

ADDITIONAL INFORMATION

Additional information relating to Yerbaé and Safety Shot may be found on Yerbaé’s EDGAR profile at www.sec.gov and on Yerbaé’s SEDAR+ profile at www.sedarplus.ca and on Safety Shot’s EDGAR profile at www.sec.gov as well as on Yerbaé’s website at https://investors.yerbae.com/ and Safety Shot’s website at https://safetyshotofficial.com/. The information contained on Yerbaé’s and Safety Shot’s websites is not included as a part of, or incorporated by reference into, this Joint Proxy Statement/Circular.

232

Pursuant to NI 51-102, Yerbaé is required to annually send a request form to registered holders and beneficial owners of the Yerbaé’s securities, other than debt securities, that such registered holders and beneficial owners may use to request a copy of Yerbaé’s annual financial statements and management’s discussion and analysis, interim financial statements and management’s discussion and analysis, or both. Registered holders and beneficial owners should review the request form carefully. Copies of these documents can also be found at www.sedarplus.ca.

Yerbaé and Safety Shot file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy statements and other information regarding issuers, including Yerbaé and Safety Shot, who file electronically with the SEC. The address of that site is www.sec.gov.

APPROVAL OF THIS JOINT PROXY STATEMENT/
MANAGEMENT INFORMATION CIRCULAR

The contents and the provision of this Joint Proxy Statement/Circular have been approved by the Board of Directors of Yerbaé and the Board of Directors of Safety Shot.

DATED May 6, 2025.

/s/ Todd Gibson	/s/ Jarrett Boon
Todd Gibson	Jarrett Boon
Chief Executive Officer of Yerbaé Brands Corp.	Chief Executive Officer of Safety Shot, Inc.

233

A-1

APPENDIX “A”

ARRANGEMENT AGREEMENT

ARRANGEMENT AGREEMENT

AMONG

SAFETY SHOT, INC.

AND

YERBAÉ BRANDS CORP.

DATED AS OF JANUARY 7, 2025

- i -

TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION		1

1.1	Definitions	1

1.2	Interpretation Not Affected by Headings, etc.	15

1.3	Number and Gender; Derivatives	15

1.4	Date for Any Action	15

1.5	Statute and Agreement References	16

1.6	Currency	16

1.7	Accounting Matters	16

1.8	Interpretation Not Affected by Party Drafting	16

1.9	Knowledge	16

1.10	Disclosure in Writing	16

1.11	Schedules	16

ARTICLE 2 THE ARRANGEMENT		16

2.1	Arrangement	16

2.2	Safety Shot Approval	17

2.3	Yerbaé Approval	17

2.4	Interim Order	17

2.5	Safety Shot Stockholder Meeting	18

2.6	Yerbaé Shareholder Meeting	19

2.7	Safety Shot Circular	20

2.8	Yerbaé Circular	21

2.9	Final Order	23

2.10	Court Proceedings	23

2.11	U.S. Securities Law Matters	23

2.12	Effective Date	24

2.13	Closing	25

2.14	Payment and Allocation of Consideration Shares	25

- ii -

2.15	Incentive Plan Matters	25

2.16	Convertible Securities	25

2.17	Indemnities and Directors’ and Officers’ Insurance	25

2.18	Withholding Taxes	26

ARTICLE 3 COVENANTS		26

3.1	Covenants of Yerbaé Regarding the Conduct of Business	26

3.2	Covenants of Safety Shot Regarding the Conduct of Business	29

3.3	Covenants of Safety Shot Regarding Blue-Sky Laws	31

3.4	Mutual Covenants Regarding the Arrangement	31

3.5	Covenants of Safety Shot	32

3.6	Covenants of Yerbaé Regarding the Arrangement	35

3.7	Mutual Covenants Regarding Regulatory Approvals	38

3.8	Covenants Regarding Provision of Information; Access	39

3.9	Privacy Matters	40

3.10	De-Listing of Yerbaé Shares	40

3.11	Control of Safety Shot’s or Yerbaé’s Operations.	40

ARTICLE 4 ADDITIONAL COVENANTS REGARDING NON-SOLICITATION		40

4.1	Non-Solicitation	40

4.2	Notification of Acquisition Proposals	42

4.3	Responding to an Acquisition Proposal	42

4.4	Right to Match	43

ARTICLE 5 REPRESENTATIONS AND WARRANTIES		45

5.1	Representations and Warranties of Safety Shot	45

5.2	Representations and Warranties of Yerbaé	52

5.3	Survival of Representations and Warranties	66

ARTICLE 6 CONDITIONS PRECEDENT		66

6.1	Mutual Conditions Precedent	66

6.2	Additional Conditions to Obligations of Safety Shot	67

- iii -

6.3	Additional Conditions to Obligations of Yerbaé	68

6.4	Notice and Effect of Failure to Comply with Conditions	68

6.5	Satisfaction of Conditions	69

ARTICLE 7 AMENDMENT		69

7.1	Amendment	69

7.2	Amendment of Plan of Arrangement	70

ARTICLE 8 TERMINATION		70

8.1	Termination	70

8.2	Expenses and Termination Fee	72

ARTICLE 9 NOTICES		74

9.1	Notices	74

ARTICLE 10 GENERAL		75

10.1	Assignment, Binding Effect and Entire Agreement	75

10.2	Public Communications	76

10.3	Mandatory Reporting Rules	76

10.4	No Liability	76

10.5	Severability	76

10.6	Further Assurances	76

10.7	Time of Essence	77

10.8	Applicable Law and Enforcement	77

10.9	Injunctive Relief	77

10.10	Waiver	77

10.11	Third Party Beneficiaries	77

10.12	Counterparts, Execution	77

ARRANGEMENT AGREEMENT

THIS ARRANGEMENT AGREEMENT is made as of January 7, 2025.

AMONG:

SAFETY SHOT, INC., a company existing under the laws of the State of Delaware (“Safety Shot”)

AND

YERBAÉ BRANDS CORP., a corporation existing under the laws of the Province of British Columbia (“Yerbaé”)

WHEREAS:

A.	Safety Shot proposes to acquire all of the issued and outstanding Yerbaé Shares;

B.	the Parties intend to carry out the transactions contemplated herein by way of an arrangement under the arrangement provisions of Part 9, Division 5 of the BCBCA; and

C.	the Parties have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters relating to such transaction.

NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties do hereby covenant and agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions

In this Agreement, including the recitals hereto, the following defined terms have the meanings hereinafter set forth:

“Acquisition Proposal” means, other than the transactions contemplated by this Agreement and other than any transaction involving only Yerbaé and/or one or more of the Yerbaé Subsidiaries or between one or more of the Yerbaé Subsidiaries, any written offer or proposal from any Person or group of Persons other than Safety Shot (or any of its Affiliates or any Person acting in concert with Safety Shot or any of its Affiliates) relating to (i) any direct or indirect acquisition, purchase, sale or disposition (or any lease, joint venture, royalty, license or other arrangement having the same economic effect as a sale or disposition), in a single transaction or a series of transactions, of (A) assets of Yerbaé (including shares of the Yerbaé Subsidiaries) and/or one or more of the Yerbaé Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of Yerbaé and the Yerbaé Subsidiaries, taken as a whole, determined based upon the most recent audited annual consolidated financial statements of Yerbaé filed as part of the Yerbaé Public Record, or contributing 20% or more of the consolidated revenue of Yerbaé and the Yerbaé Subsidiaries, taken as a whole, determined based upon the most recent audited annual consolidated financial statements of Yerbaé filed as part of the Yerbaé Public Record, or (B) 20% or more of any class of voting or equity securities of Yerbaé or 20% more of any class of voting or equity securities of any one or more of any of the Yerbaé Subsidiaries that, individually or in the aggregate, contribute 20% or more of the consolidated revenues, determined based upon the most recent annual audited consolidated financial statements of Yerbaé filed as part of the Yerbaé Public Record, or constitute 20% or more of the consolidated assets of Yerbaé and the Yerbaé Subsidiaries, taken as a whole, determined based upon the most recent audited annual consolidated financial statements of Yerbaé filed as part of the Yerbaé Public Record; (ii) any direct or indirect take-over bid, tender offer, exchange offer, sale or issuance of securities or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities of Yerbaé (including securities convertible into or exercisable or exchangeable for voting or equity securities of Yerbaé) then outstanding; (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, share reclassification, business combination, reorganization, recapitalization, liquidation, dissolution, winding up or exclusive license involving Yerbaé or of the surviving entity or the resulting direct or indirect parent of Yerbaé or the surviving entity; or (iv) any other similar transaction or series of transactions involving Yerbaé or any of the Yerbaé Subsidiaries;

“Affiliate” has the meaning ascribed thereto under the Securities Act;

“Agreement”, “herein”, “hereof”, “hereto”, “hereunder” and similar expressions mean and refer to this arrangement agreement (including the schedules hereto) as supplemented, modified or amended, and not to any particular Article, Section, Schedule or other portion hereof;

“Amended and Restated Equity Incentive Plan” the amended and restated equity incentive plan of Safety Shot which shall include an initial Safety Shot Share reserve equal to no less than 10% of the fully diluted Safety Shot Shares issued and outstanding immediately following the closing of the Arrangement;

“Applicable Law” (in the context that refers to one or more Persons) means any domestic or foreign, federal, state, provincial or local law (statutory, common or otherwise, and including Applicable Securities Laws), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity, and any terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, that is binding upon or applicable to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Person having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities, as the same may be amended from time to time prior to the Effective Date;

“Applicable Securities Laws” means, collectively, and as the context may require: (a) the applicable securities legislation of each of the provinces and territories of Canada, and the rules, regulations, instruments, orders and policies published and/or promulgated thereunder; (b) the polices and rules of the NASDAQ; (c) the polices and rules of the TSXV; and (d) U.S. Securities Laws, as the foregoing may be amended from time to time prior to the Effective Date;

“Arrangement” means an arrangement under the provisions of Part 9, Division 5 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Article 7 of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order with the consent of Yerbaé and Safety Shot, each acting reasonably;

“Arrangement Resolution” means the special resolution to approve the Arrangement to be considered at the Yerbaé Meeting by the Yerbaé Shareholders substantially in the form attached as Schedule “A” hereto;

“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, licence, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, by-law, rule or regulation, of, from or required by any Governmental Entity having jurisdiction over the Person;

“BCBCA” means the Business Corporations Act (British Columbia), as amended, including the regulations promulgated thereunder;

“Books and Records” means the books and records of a Party and its Subsidiaries, including books of account and Tax records, whether in written or electronic form;

“Business Day” means a day on which banks are generally open for the transaction of commercial business in Vancouver, British Columbia, or Scottsdale, Arizona but does not in any event include a Saturday or Sunday or statutory holiday in British Columbia or Arizona;

“Change in Recommendation” has the meaning ascribed thereto in Section 8.1(a)(vi)(A);

“Competition Act” means the Competition Act, R.S.C. 1985, c. C 34, as amended, including regulations passed under the Competition Act;

“Computer Systems” means all software, computer hardware (whether general or special purpose), electronic data processing, record keeping, or telecommunications systems, networks, interfaces, platforms, servers, peripherals, and other computer systems, including any outsourced systems and processes that are owned or used by or for a Party or its Subsidiaries in the conduct of their businesses;

“Confidentiality Agreement” means the mutual confidentiality agreement between Safety Shot and Yerbaé dated May 20, 2024;

“Consideration” means the Consideration Shares;

“Consideration Shares” means an aggregate number of Safety Shot Shares that is equal to the Yerbaé Shares outstanding immediately prior to the Effective Time, multiplied by the Exchange Ratio;

“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding or other right or obligation (written or oral) to which a Party is a party or by which a Party is bound or to which any of their respective assets are subject;

“Convertible Debentures” means the 6% unsecured convertible debentures in the aggregate principal amount of $3,277,000 maturing April 30, 2025, issued by Yerbaé and which are governed by the Debenture Indenture;

“Court” means the Supreme Court of British Columbia;

“Damages” means any and all claims, debts, obligations and other Liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due to become due or otherwise), diminution in value, monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, reasonable fees and expenses of attorneys, accountants, financial advisors, investigators, and other experts, and other reasonable expenses of litigation, arbitration or other dispute resolution procedures);

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Protected Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to a Party or its Subsidiaries, to the conduct of the business, or to any of the Computer Systems: (i) a Party’s or its Subsidiaries’ own rules, policies, and procedures (including all website privacy policies and internal information security procedures); (ii) all Applicable Law; (iii) industry standards applicable to the industry in which the business operates; and (iv) Contracts into which a Party or its Subsidiaries have entered or by which it is otherwise bound;

“Debenture Indenture” means the convertible debenture indenture dated April 13, 2023 between Yerbaé and Odyssey Trust Company;

“Depositary” means such Person as Safety Shot may appoint to act as depositary for the Yerbaé Shares in relation to the Arrangement, with the approval of Yerbaé, acting reasonably;

“Dissent Rights” means the rights of dissent granted in favour of registered Yerbaé Shareholders in respect of the Arrangement described in the Plan of Arrangement and the Interim Order;

“Economic Sanctions” has the meaning ascribed thereto in Section 5.1(u)(iii) and 5.2(gg)(iii);

“Effective Date” means the date the Arrangement becomes effective pursuant to the BCBCA;

“Effective Time” means the time at which the Arrangement becomes effective on the Effective Date pursuant to the BCBCA;

“Employee Plans” means all health, welfare, supplemental unemployment benefit, bonus, profit sharing, option, stock appreciation, savings, insurance, incentive, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension or supplemental retirement plans and other similar or material employee or director compensation or benefit plans, policies, trusts, funds, agreements or arrangements for the benefit of directors or former directors of a Party or any of its Subsidiaries, or such Party or its Subsidiaries’ Employees or former Employees, which are maintained by, contributed to or binding upon a Party or any of its Subsidiaries or in respect of which a Party or any of its Subsidiaries has any actual or potential liability, but excluding any statutory benefit plans that any Party is required to participate in or comply with in accordance with all Applicable Law, including the Canada Pension Plan and plans administered pursuant to applicable health, Tax, workplace safety insurance and employment insurance legislation;

“Employees” means, as applicable, all of the employees of: (a) Yerbaé or any Yerbaé Subsidiary; and (b) Safety Shot or any Safety Shot Subsidiary, as at the Effective Date;

“Environmental Law” means all Applicable Law relating to pollution or the protection or quality of the environment or to the release of hazardous substances to the environment and all Authorizations issued pursuant to such laws;

“Exchange Ratio” means 0.2918;

“Expense Reimbursement” has the meaning ascribed thereto in Section 8.2(f);

“Final Order” means the final order of the Court approving the Arrangement pursuant to Section 291 of the BCBCA, in a form acceptable to both Yerbaé and Safety Shot, each acting reasonably, as such order may be amended by the Court (with the consent of both Yerbaé and Safety Shot, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both Yerbaé and Safety Shot, each acting reasonably) on appeal;

“Governmental Entity” means any: (a) national, international, multinational, federal, provincial, state, regional, municipal, local or other government or any governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau ministry or agency, domestic or foreign, including the Securities Authorities; (b) any subdivision, agent, commission, board or authority of any of the foregoing; or (c) any quasi-governmental or private body exercising any regulatory, expropriation or Taxing Authority under or for the account of any of the foregoing (including any stock exchange or interdealer quotation system on which a Party’s shares are listed);

“Governmental Licenses” has the meaning specified in Section 5.2(rr);

“Incentive Plan” means the equity incentive plan of Yerbaé, in effect as at the date hereof;

“Indebtedness” means, with respect to any Person, without duplication: (a) indebtedness of such Person for borrowed money, secured or unsecured; (b) every obligation of such Person evidenced by bonds, debentures, notes, derived obligations or other similar instruments; (c) every obligation of such Person under purchase money mortgages, conditional sale agreements or other similar instruments relating to purchased property or assets; (d) every capitalized or non-consolidated lease obligation of such Person; (e) every obligation of such Person under swaps (valued at the termination value thereof); and (f) every obligation of the type referred to above of any other Person, the payment of which such Person has guaranteed or for which such Person is otherwise responsible or liable;

“Intellectual Property” means collectively, all rights in or affecting intellectual or industrial property or other proprietary rights existing in any jurisdiction, including with respect to the following: (a) patents and applications therefor, and patents issuing thereon, including continuations, divisionals, continuations-in-part, reissues, reexaminations, renewals and extensions, and the right to file other or further applications and claim priority thereto; (b) trademarks, service marks, trade names, service names, brand names and trade dress rights, and all applications, registrations and renewals thereof; (c) copyrights and registrations and applications therefor, works of authorship, “moral” rights and mask work rights, writings and other works, whether copyrightable or not in any jurisdiction, and any renewals or extensions thereof; (d) domain names, uniform resource locators and social media accounts or handles, including applications and registrations thereof; (e) telephone numbers; (f) trade secrets, formulae, confidential and proprietary know-how, research records, test information, market surveys, algorithms, procedures, methods, techniques, ideas, research and development, data, specifications, confidential information, processes, inventions (whether or not patentable) and discoveries and any improvements to any of the foregoing; (g) the right to file applications and obtain registrations for any of the foregoing, as applicable; and (h) the goodwill associated with any of the foregoing;

“Interim Order” means an interim order of the Court concerning the Arrangement pursuant to the BCBCA in a form acceptable to both Yerbaé and Safety Shot, each acting reasonably, containing declarations and directions with respect to the Arrangement and the holding of the Yerbaé Meeting, as such order may be affirmed, amended or modified by the Court;

“Investment Canada Act” means the Investment Canada Act, R.S.C. 1985, c.28 (1st Supp.), as amended, including regulations passed under the Investment Canada Act;

“Liabilities” means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, including those arising under any law, Contract, Permit, license or other undertaking and as a result of any act or omission;

“Lien” means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest but excluding any present or future lease that is or would have been characterized as an operating lease under US GAAP, as in effect on the date hereof);

“Matching Period” has the meaning specified in Section 4.4(a)(iv);

“MI 61-101” means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions;

“Misrepresentation”, “material change” and “material fact” have the meanings ascribed thereto under Applicable Securities Laws of Canada;

“NASDAQ” means the National Association of Securities Dealers Automated Quotations exchange;

“OFAC” has the meaning specified in Section 5.1(u)(iii);

“Optionholders” means, collectively, the holders of Yerbaé Options;

“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, or decrees of any Governmental Entity (in each case, whether temporary, preliminary or permanent);

“Outside Date” means July 7, 2025 or such later date as may be agreed to in writing by Safety Shot and Yerbaé;

“Parties” means, collectively, the parties to this Agreement, and “Party” means any one of them;

“Permit” means any license, permit, certificate, franchise, consent, order, grant, easement, covenant, approval, classification, registration or other authorization of and from any Person, including any Governmental Entity;

“Permitted Liens” means:

(a)	Liens for taxes, assessments and governmental charges, the payment of which is not yet due and payable or which are being contested in good faith by, as applicable: (i) Yerbaé or a Yerbaé Subsidiary and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by US GAAP, shall have been made therefor in the books of account of the applicable Person; and (ii) Safety Shot or a Safety Shot Subsidiary and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by US GAAP, shall have been made therefor in the books of account of the applicable Person;

(b)	Liens imposed by law, such as carrier’s, warehousemen’s, mechanic’s, materialmen’s and other similar Liens securing obligations (other than Indebtedness for borrowed money) that are not due or delinquent or that are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by US GAAP, shall have been made therefor in the books of account of the applicable Person;

(c)	Liens securing purchase money Indebtedness or of purchase money mortgages and any other Lien on equipment acquired, leased or held with a fair market value less than or equal to $100,000, on an aggregate basis at any time (including equipment held as lessee under a capital lease) in the ordinary course of business to secure the purchase price of or rental payments with respect to such equipment or to secure Indebtedness incurred for the purpose of financing the acquisition (including acquisition as lessee under capital leases), construction or improvement of any such equipment to be subject to such Liens existing on any such equipment at the time of such acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) no such Lien shall extend to or cover any equipment other than the equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and (y) the principal amount of the Indebtedness secured by any such Lien, or any extension, renewal or replacement thereof, shall not exceed the greater of the fair market value or the cost of the property so held or acquired;

(d)	deposits and pledges of cash or securities securing (i) the performance of bids, tenders, leases, contracts (other than for the payment of money) or statutory obligations that arise in the ordinary course of business or (ii) obligations on surety or appeal or performance bonds, including those to support or secure reclamation in accordance with Applicable Law that are incurred or arise in the ordinary course of business or (iii) obligations incurred in the ordinary course of business that do not involve the incurrence of Indebtedness and, in each case, only to the extent such deposits or pledges secure obligations that are not past due or that are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by US GAAP, shall have been made therefor in the books of account of the applicable Person;

(e)	pledges, deposits and Liens in connection with workers’ compensation, employment insurance and other similar legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements to the extent required by law;

(f)	rights of set-off or bankers’ Liens upon deposits of cash or broker’s Liens upon securities in favour of financial institutions, banks or other depositary institutions;

(g)	survey exceptions, title defects, easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money; or (ii) materially adversely impair the value of such property or its use by Yerbaé or any Yerbaé Subsidiary in the normal conduct of their business;

(h)	Liens given in the ordinary course of business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other authority in connection with the operations of Yerbaé or any Yerbaé Subsidiary;

(i)	with respect to Liens set forth in subsection (c), replacement liens in respect of any refinancing or the replacement of the underlying Indebtedness provided such refinancing or replacement does not increase the then-outstanding principal balance of such Indebtedness being refinanced or replaced;

(j)	Liens which could not be reasonably expected to cause a Yerbaé Material Adverse Effect or Safety Shot Material Adverse Effect, arising or potentially arising under statutory provisions (other than Environmental Laws) which have not at the time been filed or registered in accordance with Applicable Law or of which written notice has not been duly given in accordance with Applicable Law or which, although filed or registered, relate to obligations that are not due or delinquent or that are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by US GAAP, shall have been made therefor in the books of account of the applicable Person;

(k)	the right reserved to or vested in any government or Governmental Entity by any statutory provision or by the terms of any lease, production sharing contract, licence, franchise, grant or permit of, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof; and

(l)	Liens arising from the right of distress enjoyed by landlords or Liens otherwise granted to landlords, in either case, to secure the payment of arrears of rent in respect of leased properties;

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate group, body corporate, limited liability company, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

“Personal Information” means any data that identifies, relates to, describes, is reasonable capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual or household, including any data that constitutes personal information, personally-identifiable information, or personal data under any agreement, law or privacy policy applicable to a Party or its Subsidiaries;

“Plan of Arrangement” means the plan of arrangement set forth in Schedule “B” to this Agreement, as such plan of arrangement may be amended or supplemented from time to time in accordance with the terms thereof and hereof;

“Proceeding” means any suit, claim, action, charge, complaint, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, any court or other Governmental Entity;

“Process” means the access, creation, collection, use, storage, maintenance, processing, recording, sharing, distribution, transfer, transmission, receipt, import, export, protection, safeguarding, disposal or disclosure or other activity regarding data (whether electronically or in any other form or medium);

“Protected Data” means Personal Information, data subject to the Payment Card Industry Data Security Standard issued by the PCI Security Standards Council, as it may be amended from time to time, and all data and information for which a Party or its Subsidiaries are required by law, rules, regulation, agreement, or privacy policy to safeguard and/or keep confidential or private;

“Recipient” has the meaning ascribed thereto in Section 3.9(a);

“Registration Statement” has the meaning ascribed thereto in Section 2.11(j);

“Regulatory Approvals” means, collectively, the following: (a) acceptance of the NASDAQ; (b) the approval of the TSXV; (c) the Final Order; and (d) such other sanctions, rulings, consents, orders, exemptions, permits and other approvals (including the lapse, without objection, of a prescribed time under any Applicable Law that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Entities required in connection with the Plan of Arrangement except for those sanctions, rulings, consents, orders, exemptions, permits and other approvals, the failure of which to obtain individually or in the aggregate, would not reasonably be expected to have a Safety Shot Material Adverse Effect, taken as a whole, or a Yerbaé Material Adverse Effect, taken as a whole (either before or after giving effect to the Arrangement) or would not materially impede or delay the completion of the Arrangement;

“Representatives” means, with respect to any Person and its Subsidiaries, collectively, the officers, directors, employees, consultants, advisors (including financial advisors and legal counsel), representatives, agents or other parties acting on its behalf;

“Safety Shot” means Safety Shot, Inc., a company existing under the laws of the State of Delaware;

“Safety Shot Board” means the board of directors of Safety Shot as it may be comprised from time to time, including any duly constituted and acting committee thereof;

“Safety Shot Change in Recommendation” has the meaning set forth in Section 3.5(k).

“Safety Shot Circular” means the notice of the Safety Shot Meeting and accompanying Safety Shot Proxy Statement of Safety Shot, together with all appendices, schedules and exhibits thereto, to be sent by Safety Shot to the Safety Shot Stockholders in connection with the Safety Shot Meeting, as amended, supplemented or otherwise modified, which shall be a joint circular with the Yerbaé Circular unless the Parties otherwise agree;

“Safety Shot Circular Disclosure” means all information regarding Safety Shot provided by Safety Shot for inclusion in the Yerbaé Circular;

“Safety Shot Disclosure Letter” means the disclosure letter dated as of the date hereof from Safety Shot to Yerbaé;

“Safety Shot Fairness Opinion” means the opinion of Newbridge Securities Corporation to the effect that, as of the date of such opinion, the Consideration being offered by Safety Shot to the Yerbaé Shareholders pursuant to the Arrangement is fair from a financial point of view to the Safety Shot Stockholders;

“Safety Shot Financial Statements” has the meaning ascribed thereto in Section 5.1(l)(i);

“Safety Shot Information” means the information contained in the files, reports, data, documents, agreements and other information relating to Safety Shot and each Safety Shot Subsidiary, as provided by Safety Shot or its Representatives to Yerbaé or its Representatives in connection with the transactions contemplated hereby, in writing, including information contained in data rooms or provided in electronic form;

“Safety Shot Material Adverse Change” or “Safety Shot Material Adverse Effect” means any event, change, occurrence, effect or state of facts that, individually or in the aggregate with other events, changes, occurrences, effects or states of facts is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations, capital, property, assets, Liabilities, obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of Safety Shot and the Safety Shot Subsidiaries taken as a whole, except any such event, change, occurrence, effect or state of facts resulting from or arising in connection with:

(a)	any change or development generally affecting the industries in which Safety Shot and the Safety Shot Subsidiaries operate;

(b)	any change or development in global, national or regional political conditions (including any act of terrorism or any outbreak of hostilities or war or any escalation or worsening thereof) or any natural disaster;

(c)	any change in general economic, business or regulatory conditions or in global financial, credit, currency or securities markets in Canada or the United States;

(d)	any adoption, proposed implementation or change in Applicable Law or any interpretation thereof by any Governmental Entity;

(e)	any change in U.S. GAAP or changes in applicable regulatory accounting requirements applicable to the industries in which it conducts business;

(f)	changes or developments in or relating to currency exchange or interest rates;

(g)	the negotiation, execution, announcement, performance or pendency of this Agreement or the consummation of the transactions contemplated herein;

(h)	actions or inactions expressly required by this Agreement or that are taken with the prior written consent of Yerbaé;

(i)	any change in the market price or trading volume of any securities of Safety Shot (it being understood, without limiting the applicability of subsections (a) through (h), that the causes underlying such changes in market price or trading volume may be taken into account in determining whether a Safety Shot Material Adverse Effect has occurred), or any suspension of trading in securities generally or on any securities exchange on which any securities of Safety Shot trade; or

(j)	the failure, in and of itself, of Safety Shot to meet any internal or public projections, forecasts or estimates of revenues, earnings or other financial operating metrics before, on or after the date of this Agreement (it being understood, without limiting the applicability of subsections (a) through (h), that the causes underlying such failure may be taken into account in determining whether a Safety Shot Material Adverse Effect has occurred), provided, however, that any such event, change, occurrence, effect or state of facts referred to in subsections (a) to and including (f) above does not primarily relate only to (or have the effect of primarily relating only to) Safety Shot and the Safety Shot Subsidiaries taken as a whole, or materially disproportionately affect Safety Shot and the Safety Shot Subsidiaries, taken as a whole, compared to other companies operating in the business or industries in which Safety Shot and the Safety Shot Subsidiaries operate; references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretative for purposes of determining whether a Safety Shot Material Adverse Effect has occurred. Notwithstanding any other provision of this definition, no action of any kind taken by a Governmental Entity, nor the commencement by a Governmental Entity of any Proceeding seeking a law or Order which would have the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement, will, in any such case, constitute a Safety Shot Material Adverse Effect;

“Safety Shot Meeting” means the special meeting of the Safety Shot Stockholders, including any adjournment or postponement thereof, to be called and held in accordance with this Agreement to consider, among other matters, the Safety Shot Stockholder Matters;

“Safety Shot Proxy Statement” shall mean the proxy or information statement of Safety Shot to be filed with the SEC pursuant to Section 14(a) of the U.S. Exchange Act, in connection with the submission of the Safety Shot Stockholder Matters to the Safety Shot Stockholders, which shall be a joint proxy statement with the Yerbaé Proxy Statement unless the Parties otherwise agree;

“Safety Shot Public Record” means all information filed by Safety Shot with the U.S. Securities and Exchange Commission and made available to the public on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system;

“Safety Shot Recommendation” has the meaning set forth in Section 3.5(k);

“Safety Shot Shares” means the shares of common stock in the authorized share capital of Safety Shot;

“Safety Shot Stockholder Approval” shall mean the approval of the Safety Shot Stockholder Matters by the Safety Shot Stockholders;

“Safety Shot Stockholders” means the holders of Safety Shot Shares;

“Safety Shot Stockholder Matters” means the approval and adoption of the Amended and Restated Equity Incentive Plan and the issuance of the Consideration Shares, by the Safety Shot Stockholders and such other matters as are required for the completion of the Arrangement in accordance with Applicable Laws;

“Safety Shot Subsidiaries” means, collectively, Jupiter Wellness Investments, Inc. and Caring Brands, Inc., and “Safety Shot Subsidiary” means any one of them;

“Sanctioned Person” has the meaning specified in Section 5.1(u)(iii);

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the Securities Act (British Columbia), as amended, and the rules, regulations and published policies made thereunder;

“Securities Authorities” means, collectively, the securities commissions or similar securities regulatory authorities in each of the provinces and territories of Canada and the U.S. Securities Authorities;

“Significant Shareholder” has the meaning ascribed thereto in Section 5.2(i);

“Subsidiary” has the meaning ascribed thereto in the Securities Act, which for certainty shall include any indirect subsidiaries and, for certainty, (a) with respect to Safety Shot, includes the Safety Shot Subsidiaries, and (b) with respect to Yerbaé, includes the Yerbaé Subsidiaries;

“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal to acquire not less than all of the outstanding Yerbaé Shares (other than Yerbaé Shares held by the Persons or group of Persons making such Acquisition Proposal) or all or substantially all of the assets of Yerbaé on a consolidated basis that:

(a)	was not initiated, solicited, knowingly encouraged or knowingly facilitated by Yerbaé or any of the Yerbaé Subsidiaries or any of their respective Representatives;

(b)	did not result from or involve a breach of Article 4;

(c)	is not subject to any financing contingency, and in respect of which it has been demonstrated to the satisfaction of the Yerbaé Board, acting in good faith after consultation with its financial advisor(s) and outside legal counsel, that adequate arrangements have been made in respect of any financing required to complete such Acquisition Proposal;

(d)	is not subject to a due diligence or access to information condition; and

(e)	in respect of which the Yerbaé Board (or any relevant committee thereof) determines, in its good faith judgment, after consulting with its outside legal counsel and financial advisors: (i) is reasonably capable of being completed, without undue delay, taking into account all financial, legal, regulatory and other aspects of such proposal and the Person or group of Persons making such proposal; and (ii) would, if consummated in accordance with its terms but without assuming away the risk of non-completion, result in a transaction which is more favorable, from a financial point of view, to the Yerbaé Shareholders than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by Safety Shot pursuant to Section 4.4(b) hereof);

“Superior Proposal Notice” has the meaning specified in Section 4.4(a)(iii);

“Tax” or “Taxes” means any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments of any kind whatsoever however denominated, including any interest, penalties or other additions that may become payable in respect thereof, imposed by any Taxing Authority, whether computed on a separate, consolidated, unitary, combined or other basis, which taxes will include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal income taxes and provincial income taxes), payroll and employee withholding taxes, employment insurance premiums, unemployment insurance, social insurance taxes, Canada Pension Plan contributions, sales and use taxes (including goods and services and provincial sales taxes), value added taxes, excise taxes, fuel taxes, franchise taxes, gross receipts taxes, carbon taxes, capital taxes, production taxes, recapture, withholding taxes, employee health taxes, surtaxes, customs, import and export taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers compensation and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing;

“Tax Act” means the Income Tax Act, R.S.C. 1985, c. 1 (5th Supp.), as amended, including the regulations promulgated thereunder;

“Tax Returns” means all reports, estimates, elections, notices, filings, designations, forms, declarations of estimated tax, information statements and returns relating to, or required to be supplied to any Taxing Authority in connection with, any Taxes (including any attached schedules, estimated tax returns, withholding tax returns, and information returns and reports);

“Taxing Authority” means any Governmental Entity responsible for the imposition of any Tax (domestic or foreign);

“Termination Fee” has the meaning ascribed thereto in Section 8.2(b);

“Termination Fee Event” has the meaning ascribed thereto in Section 8.2(b);

“Third Party Beneficiaries” has the meaning ascribed thereto in Section 10.11;

“Transaction Expenses” means all legal, advisory, accounting fees and expenses of Yerbaé arising as a result of the Arrangement that are incurred prior to, and remain unpaid as of, the Effective Time;

“Transaction Personal Information” has the meaning ascribed thereto in Section 3.9(a);

“Transferor” has the meaning ascribed thereto in Section 3.9(a);

“TSXV” means the TSX Venture Exchange;

“United States” means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia;

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“U.S. GAAP” means generally accepted accounting principles in the United States of America in effect from time to time;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

“U.S. Securities Authorities” means, collectively, the SEC and securities regulatory authorities in each of the states, territories and possessions of the United States and the District of Columbia;

“U.S. Securities Laws” means, collectively, the U.S. Securities Act, the U.S. Exchange Act and applicable state securities legislation of the United States and all rules, regulations and orders promulgated thereunder, as amended from time to time;

“Yerbaé” means Yerbaé Brands Corp., a corporation existing under the BCBCA, and where the context permits includes the Yerbaé Subsidiaries;

“Yerbaé Board” means the board of directors of Yerbaé as it may be comprised from time to time, including any duly constituted and acting committee thereof;

“Yerbaé Board Recommendation” has the meaning ascribed thereto in Section 2.8(c);

“Yerbaé Circular” means the notice of the Yerbaé Meeting and accompanying Yerbaé Proxy Statement, together with all appendices, schedules and exhibits thereto, to be sent by Yerbaé to the Yerbaé Shareholders in connection with the Yerbaé Meeting, as amended, supplemented or otherwise modified, which shall be a joint circular with the Safety Shot Circular unless the Parties otherwise agree;

“Yerbaé Circular Disclosure” means all information regarding Yerbaé provided by Yerbaé for inclusion in the Safety Shot Circular;

“Yerbaé Disclosure Letter” means the disclosure letter dated as of the date hereof from Yerbaé to Safety Shot;

“Yerbaé Fairness Opinion” means the opinion of Evans & Evans, Inc. to the effect that, as of the date of such opinion, the Consideration to be received by the Yerbaé Shareholders is fair, from a financial point of view, to such Yerbaé Shareholders;

“Yerbaé Financial Statements” means, collectively: (i) the audited consolidated financial statements of the Yerbaé as at and for the years ended December 31, 2023 and 2022, together with the related auditors’ report on and notes to such financial statements; and (ii) the unaudited condensed consolidated interim financial statements of Yerbaé for the three (3) and nine (9) month period ended September 30, 2024 and 2023, together with the notes to such financial statements;

“Yerbaé Information” means the information contained in the files, reports, data, documents, agreements and other information relating to Yerbaé and each Yerbaé Subsidiary, as provided by Yerbaé or its Representatives to Safety Shot or its Representatives in connection with the transactions contemplated hereby, in writing, including information contained in data rooms or provided in electronic form;

“Yerbaé Intellectual Property Rights” has the meaning ascribed thereto in Section 5.2(t)(iii);

“Yerbaé Interested Shareholders” means, collectively, the Yerbaé Shareholders whose votes are required to be excluded from the minority approval vote under Part 8 of MI 61-101 with respect to the Arrangement Resolution;

“Yerbaé Material Adverse Change” or “Yerbaé Material Adverse Effect” means any event, change, occurrence, effect or state of facts that, individually or in the aggregate with other events, changes, occurrences, effects or states of facts is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations, capital, property, assets, Liabilities, obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of Yerbaé and the Yerbaé Subsidiaries taken as a whole, except any such event, change, occurrence, effect or state of facts resulting from or arising in connection with:

(a)	any change or development generally affecting the industries in which Yerbaé and the Yerbaé Subsidiaries operate;

(b)	any change or development in global, national or regional political conditions (including any act of terrorism or any outbreak of hostilities or war or any escalation or worsening thereof) or any natural disaster;

(c)	any change in general economic, business or regulatory conditions or in global financial, credit, currency or securities markets in Canada or the United States;

(d)	any adoption, proposed implementation or change in Applicable Law or any interpretation thereof by any Governmental Entity;

(e)	any change in U.S. GAAP or changes in applicable regulatory accounting requirements applicable to the industries in which it conducts business;

(f)	changes or developments in or relating to currency exchange or interest rates;

(g)	the negotiation, execution, announcement, performance or pendency of this Agreement or the consummation of the transactions contemplated herein;

(h)	actions or inactions expressly required by this Agreement or that are taken with the prior written consent of Safety Shot;

(i)	any change in the market price or trading volume of any securities of Yerbaé (it being understood, without limiting the applicability of subsections (a) through (h), that the causes underlying such changes in market price or trading volume may be taken into account in determining whether a Yerbaé Material Adverse Effect has occurred), or any suspension of trading in securities generally or on any securities exchange on which any securities of Yerbaé trade; or

(j)	the failure, in and of itself, of Yerbaé to meet any internal or public projections, forecasts or estimates of revenues, earnings or other financial operating metrics before, on or after the date of this Agreement (it being understood, without limiting the applicability of subsections (a) through (i), that the causes underlying such failure may be taken into account in determining whether a Yerbaé Material Adverse Effect has occurred), provided, however, that any such event, change, occurrence, effect or state of facts referred to in subsections (a) to and including (f) above does not primarily relate only to (or have the effect of primarily relating only to) Yerbaé and the Yerbaé Subsidiaries taken as a whole, or materially disproportionately affect Yerbaé and the Yerbaé Subsidiaries, taken as a whole, compared to other companies operating in the business or industries in which Yerbaé and the Yerbaé Subsidiaries operate; references in this Agreement to dollar amounts are not intended to be and shall not be deemed to be illustrative or interpretative for purposes of determining whether a Yerbaé Material Adverse Effect has occurred. Notwithstanding any other provision of this definition, no action of any kind taken by a Governmental Entity, nor the commencement by a Governmental Entity of any Proceeding seeking a law or Order which would have the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement, will, in any such case, constitute a Yerbaé Material Adverse Effect;

“Yerbaé Material Contract” means in respect of Yerbaé or any of the Yerbaé Subsidiaries, any Contract:

(a)	that if terminated or modified or if it ceased to be in effect, would reasonably be expected to have a Yerbaé Material Adverse Effect;

(b)	under which Yerbaé or any of the Yerbaé Subsidiaries has directly or indirectly guaranteed any Liabilities or obligations of a third party in excess of $100,000 in the aggregate;

(c)	that is a lease, sublease, license or right of way or occupancy agreement for real property which is material to the business of Yerbaé and the Yerbaé Subsidiaries, taken as a whole;

(d)	that provides of the establishment of, investment in or formation of any partnership or joint venture with an arm’s length Person in which the interest of Yerbaé or any of the Yerbaé Subsidiaries exceeds book value of $100,000;

(e)	relating to indebtedness for borrowed money, whether incurred, assumed, guaranteed or secured by any asset, with an outstanding principal amount in excess of $100,000;

(f)	under which Yerbaé or any of the Yerbaé Subsidiaries is obligated to make or expects to receive payments in excess of $100,000 over the remaining term of the contract;

(g)	that limits or restricts Yerbaé or any of its Affiliates from engaging in any line of business or in any geographic area; or

(h)	that is a collective bargaining agreement, a labour union contract or any other memorandum of understanding or other agreement with a union;

“Yerbaé Meeting” means the special meeting of the Yerbaé Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with this Agreement and the Interim Order to consider, among other matters, the Arrangement Resolution;

“Yerbaé Options” means the outstanding and unexpired stock options of Yerbaé, whether or not vested, to acquire Yerbaé Shares from treasury pursuant to the Incentive Plan;

“Yerbaé Owned Properties” has the meaning ascribed thereto in Section 5.2(r)(i);

“Yerbaé Proxy Statement” shall mean the proxy or information statement of Yerbaé to be filed with the SEC pursuant to Section 14(a) of the U.S. Exchange Act and, if applicable, the information circular to be filed on SEDAR+ pursuant Applicable Securities Laws, in connection with the Yerbaé Meeting, which shall be a joint proxy statement with the Safety Shot Proxy Statement unless the Parties otherwise agree.

“Yerbaé PSUs” means any outstanding performance share units of Yerbaé issued pursuant to the Incentive Plan or otherwise;

“Yerbaé Public Record” means all documents filed by or on behalf of Yerbaé on SEDAR+ under Yerbaé’s profile;

“Yerbaé Registered IP” has the meaning ascribed thereto in Section 5.2(t)(iii);

“Yerbaé RSUs” means any outstanding restricted share units of Yerbaé issued pursuant to the Incentive Plan or otherwise;

“Yerbaé Securities” means, collectively, the Yerbaé Shares, Yerbaé Options, Yerbaé RSUs, Yerbaé PSUs, Yerbaé Warrants and Convertible Debentures;

“Yerbaé Shareholder Approval” shall mean the approval of the Arrangement Resolution by the Yerbaé Shareholders;

“Yerbaé Shareholder Support Agreements” means the voting support agreements, in a form acceptable to Safety Shot (acting reasonably), to be entered into between Safety Shot and the Yerbaé Supporting Securityholders, in their capacity as holders of Yerbaé Securities;

“Yerbaé Shareholders” means the holders of Yerbaé Shares;

“Yerbaé Shares” means the common shares in the authorized capital of Yerbaé;

“Yerbaé Subsidiaries” means, together, Yerbaé Brands Co. and Yerbaé LLC and “Yerbaé Subsidiary” means either one of them;

“Yerbaé Supporting Securityholders” means certain directors, officers and Employees of Yerbaé, including, without limitation, Todd Gibson, Karrie Gibson and certain other holders of Yerbaé Shares representing not less than 40.1% of the issued and outstanding Yerbaé Shares, that enter into Yerbaé Shareholder Support Agreements; and

“Yerbaé Warrants” means all outstanding and unexpired warrants to acquire Yerbaé Shares.

1.2 Interpretation Not Affected by Headings, etc.

The division of this Agreement into Articles, Sections, subsections and other portions and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article”, “Section” or “subsections” followed by a number and/or a letter refer to the specified Article, Section or subsections of this Agreement.

1.3 Number and Gender; Derivatives

Unless the context otherwise requires, in this Agreement, words importing the singular number include the plural and vice versa, and words importing the use of any gender include all genders. If a word is defined in this Agreement a grammatical derivative of that word will have a corresponding meaning. The words “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”.

1.4 Date for Any Action

If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action is required to be taken on the next succeeding day which is a Business Day.

1.5 Statute and Agreement References

Any reference in this Agreement to any statute or any Section thereof will, unless otherwise expressly stated, be deemed to be a reference to such statute or Section as amended, restated or re-enacted from time to time. References to any agreement or document will be to such agreement or document (together with all appendices, schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time to time.

1.6 Currency

All sums of money that are referred to in this Agreement are expressed in lawful money of the United States unless otherwise noted.

1.7 Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature required to be made shall be made in accordance with U.S. GAAP consistently applied.

1.8 Interpretation Not Affected by Party Drafting

The Parties acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and the Parties agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting Party will not be applicable in the interpretation of this Agreement.

1.9 Knowledge

Where any representation or warranty is expressly qualified by reference to the knowledge of a Party, it is deemed to refer to the actual knowledge of the Executive Officers of Safety Shot or Yerbaé, as the case may be, after reasonable inquiry. For purposes of this Section 1.9, “Executive Officers” (a) in the case of Safety Shot, means Jarrett Boon, Danielle De Rosa and David Sandler; and (b) in the case of Yerbaé, means Todd Gibson and Karrie Gibson.

1.10 Disclosure in Writing

References herein to disclosure in writing shall, (a) in the case of disclosure to Safety Shot be references exclusively to the Yerbaé Disclosure Letter or this Agreement, and (b) in the case of disclosure to Yerbaé be references exclusively to the Safety Shot Disclosure Letter or this Agreement.

1.11 Schedules

The following schedules attached hereto are incorporated into and form an integral part of this Agreement:

Schedule “A” – Arrangement Resolution

Schedule “B” – Plan of Arrangement

ARTICLE 2

THE ARRANGEMENT

2.1 Arrangement

Yerbaé and Safety Shot agree that the Arrangement will be implemented in accordance with the terms and subject to the conditions contained in this Agreement and the Plan of Arrangement. In the event of any conflict between the terms of this Agreement and the Plan of Arrangement, the Plan of Arrangement shall govern.

2.2 Safety Shot Approval

Safety Shot represents and warrants to Yerbaé that the Safety Shot Board has unanimously:

(a)	determined that the Arrangement, the Plan of Arrangement, this Agreement and the other transactions contemplated by this Agreement, including the issuance of the Consideration Shares, are fair to and in the best interests of Safety Shot and the Safety Shot Stockholders;

(b)	approved and declared advisable the Arrangement, the Plan of Arrangement, this Agreement and the other transactions contemplated by this Agreement, including the issuance of the Consideration Shares; and

(c)	directed that the Arrangement be submitted to the Safety Shot Stockholders and recommended the approval of the issuance of the Consideration Shares, by the Safety Shot Stockholders.

2.3 Yerbaé Approval

Yerbaé represents and warrants to Safety Shot that the Yerbaé Board has unanimously determined that:

(a)	the Arrangement is fair to the Yerbaé Shareholders from a financial point of view;

(b)	the Arrangement and entry into this Agreement are, as of the date of this Agreement, in the best interests of Yerbaé; and

(c)	subject to Section 4.4(a), it will unanimously recommend that the Yerbaé Shareholders vote in favour of the Arrangement Resolution.

2.4 Interim Order

As soon as reasonably practicable following the execution of this Agreement, but in any event no later than April 13, 2025, Yerbaé shall apply to the Court in a manner acceptable to Safety Shot, acting reasonably, pursuant to the BCBCA and prepare, file and diligently pursue an application to the Court of the Interim Order, which shall provide, among other things:

(a)	for the class of Persons to whom notice is to be provided in respect of the Arrangement and the Yerbaé Meeting and for the manner in which such notice is to be provided;

(b)	that the requisite approval for the Arrangement Resolution shall be (i) not less than 66 2/3% of the votes cast on the Arrangement Resolution by Yerbaé Shareholders entitled to vote and present in person or by proxy at the Yerbaé Meeting voting together as a single class; (ii) if required under Applicable Law, a majority of the votes cast on the Arrangement Resolution by Yerbaé Shareholders (other than Yerbaé Interested Shareholders for the purpose of such vote) entitled to vote and present in person or represented by proxy at the Yerbaé Meeting, voting in accordance with Part 8 of MI 61-101; and (iii) any other shareholder approvals required by the TSXV;

(c)	that it is the intention of Safety Shot to rely upon Section 3(a)(10) of the U.S. Securities Act in connection with the offer and sale of Consideration Shares, in accordance with the Arrangement, based on the Court’s approval of the Arrangement, which approval through the issuance of the Final Order will constitute its determination of the fairness of the Arrangement;

(d)	that the Yerbaé Meeting may be adjourned or postponed from time to time by the Yerbaé Board subject to the terms of this Agreement without the need for additional approval of the Court;

(e)	that the record date for Yerbaé Shareholders entitled to notice of and to vote at the Yerbaé Meeting will not change in respect of any adjournment(s) or postponements of the Yerbaé Meeting;

(f)	that, in all other respects, other than as ordered by the Court, the terms, conditions and restrictions of the constating documents of Yerbaé, including quorum requirements and other matters, shall apply in respect of the Yerbaé Meeting;

(g)	for the grant of the Dissent Rights to registered holders of Yerbaé Shares as set forth in the Plan of Arrangement;

(h)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order; and

(i)	for such other matters as Safety Shot may reasonably require, subject to obtaining the prior consent of Yerbaé, such consent not to be unreasonably withheld, conditioned or delayed.

2.5 Safety Shot Stockholder Meeting

Subject to the terms of this Agreement and receipt of the Interim Order, Safety Shot shall:

(a)	convene and conduct the Safety Shot Meeting in accordance with its constating documents and Applicable Law, as soon as reasonably practicable, and in any event on or before May 20, 2025;

(b)	in consultation with Yerbaé, fix and publish a record date for the purposes of determining Safety Shot Stockholders entitled to receive notice of and vote at the Safety Shot Meeting and give notice to Yerbaé of the Safety Shot Meeting;

(c)	allow Yerbaé’s Representatives and counsel to attend the Safety Shot Meeting;

(d)	not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Safety Shot Meeting without Yerbaé’s prior written consent (such consent not be unreasonably withheld, conditioned or delayed), except:

(i) as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled), by Applicable Law or by a Governmental Entity (including to comply with any comments made by the SEC with respect to the Safety Shot Proxy Statement) or by valid Safety Shot Stockholder action (which action is not solicited or proposed by Safety Shot or the Safety Shot Board); or

(ii) as otherwise expressly permitted under this Agreement;

(e)	provide Yerbaé with copies of or access to information regarding the Safety Shot Meeting, as requested from time to time by Yerbaé, generated by any dealer or proxy solicitation firm engaged by Safety Shot;

(f)	use commercially reasonable efforts to solicit proxies in favour of the Safety Shot Stockholder Matters;

(g)	promptly advise Yerbaé, at such times as Yerbaé may reasonably request, as to the aggregate tally of the proxies received by Safety Shot in respect of the Safety Shot Stockholder Matters;

(h)	unless otherwise agreed to in writing by Yerbaé or this Agreement is terminated in accordance with its terms or except as required by Applicable Law or by a Governmental Entity, Safety Shot shall continue to take all steps reasonably necessary to hold the Safety Shot Meeting and to cause the Safety Shot Stockholder Matters to be voted on at such meeting and shall not propose to adjourn or postpone the Yerbaé Meeting other than as contemplated by Section 2.5(d); and

(i)	not change the record date for the Safety Shot Stockholder entitled to vote at the Safety Shot Meeting in connection with any adjournment or postponement of the Safety Shot Meeting unless required by Applicable Law or by a Governmental Entity (including to comply with any comments made by the Securities Authorities with respect to the Yerbaé Proxy Statement) or with the written consent of Yerbaé, such consent not to be unreasonably withheld, conditioned or delayed.

2.6 Yerbaé Shareholder Meeting

Subject to the terms of this Agreement and receipt of the Interim Order, Yerbaé shall:

(a)	convene and conduct the Yerbaé Meeting in accordance with its constating documents, the Interim Order and Applicable Law, as soon as reasonably practicable, and in any event on or before May 20, 2025;

(b)	in consultation with Safety Shot, fix and publish a record date for the purposes of determining Yerbaé Shareholders entitled to receive notice of and vote at the Yerbaé Meeting and give notice to Safety Shot of the Yerbaé Meeting;

(c)	allow Safety Shot’s Representatives and counsel to attend the Yerbaé Meeting;

(d)	not adjourn, postpone or cancel (or propose or permit the adjournment, postponement or cancellation of) the Yerbaé Meeting without Safety Shot’s prior written consent (such consent not be unreasonably withheld, conditioned or delayed), except:

(i) as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled), by Applicable Law or by a Governmental Entity (including to comply with any comments made by the Securities Authorities or the TSXV with respect to the Yerbaé Proxy Statement) or by valid Yerbaé Shareholder action (which action is not solicited or proposed by Yerbaé or the Yerbaé Board); or

(ii) as otherwise expressly permitted under this Agreement;

(e)	provide Safety Shot with copies of or access to information regarding the Yerbaé Meeting, as requested from time to time by Safety Shot, generated by any dealer or proxy solicitation firm engaged by Yerbaé;

(f)	use commercially reasonable efforts to solicit proxies in favour of the Arrangement Resolution;

(g)	promptly advise Safety Shot, at such times as Safety Shot may reasonably request, as to the aggregate tally of the proxies received by Yerbaé in respect of the Arrangement Resolution;

(h)	promptly advise Safety Shot of any written communication from any Yerbaé Shareholder in opposition to the Arrangement, written notice of dissent, purported exercise or withdrawal of Dissent Rights, and written communications sent by or on behalf of Yerbaé to any Yerbaé Shareholder exercising or purporting to exercise Dissent Rights;

(i)	not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of Safety Shot;

(j)	notwithstanding the receipt of an Acquisition Proposal or a Change in Recommendation, unless otherwise agreed to in writing by Safety Shot or this Agreement is terminated in accordance with its terms or except as required by Applicable Law or by a Governmental Entity, Yerbaé shall continue to take all steps reasonably necessary to hold the Yerbaé Meeting and to cause the Arrangement Resolution to be voted on at such meeting and shall not propose to adjourn or postpone the Yerbaé Meeting other than as contemplated by Section 2.6(d); and

(k)	not change the record date for the Yerbaé Shareholders entitled to vote at the Yerbaé Meeting in connection with any adjournment or postponement of the Yerbaé Meeting unless required by Applicable Law or by a Governmental Entity (including to comply with any comments made by the Securities Authorities with respect to the Yerbaé Proxy Statement) or with the written consent of Safety Shot, such consent not to be unreasonably withheld, conditioned or delayed.

2.7 Safety Shot Circular

(a)	Safety Shot shall as soon as reasonably practicable following the date of this Agreement (but taking into account the need for Yerbaé to provide the Yerbaé Circular Disclosure) prepare and complete, in consultation with Yerbaé, the Safety Shot Circular together with any other documents required by Applicable Law in connection with the Safety Shot Meeting and the Safety Shot Stockholder Matters, including obtaining the Safety Shot Fairness Opinion for inclusion in the Safety Shot Circular, and Safety Shot shall, after receipt of Yerbaé of the Interim Order, cause the Safety Shot Circular and such other documents to be sent to each Safety Shot Stockholder (if applicable) and any other Person as required by Applicable Law, in each case so as to permit the Safety Shot Meeting to be held by the date specified in Section 2.5(a).

(b)	On the date of mailing or delivery thereof, Safety Shot shall ensure that the Safety Shot Circular complies in all material respects with all Applicable Laws and, without limiting the generality of the foregoing, shall ensure that the Safety Shot Circular will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading (except that Safety Shot shall not be responsible for the accuracy of any Yerbaé Circular Disclosure).

(c)	The Safety Shot Circular shall contain (i) to the extent required by Applicable Law, a summary and copy of the Safety Shot Fairness Opinion and (ii) a statement that the Safety Shot Board has received the Safety Shot Fairness Opinion and has, after evaluation in consultation with Safety Shot’s management and legal and financial advisors and considering a number of factors, unanimously recommended to Safety Shot Stockholders that they vote in favour of the Safety Shot Stockholder Matters.

(d)	Yerbaé shall provide to Safety Shot in writing the Yerbaé Circular Disclosure to be included by Safety Shot in the Safety Shot Circular not less than ten (10) Business Days before the mailing date of the Safety Shot Circular and shall ensure that at the time of the mailing, such information does not contain any misrepresentation and complies in all material respects with Applicable Law.

(e)	Yerbaé hereby indemnifies and saves harmless Safety Shot, the Safety Shot Subsidiaries and their respective Representatives from and against any and all Liabilities, claims, demands, losses, costs, Damages and expenses to which Safety Shot, any Safety Shot Subsidiary or any of their respective Representatives may be subject or may suffer as a result of, or arising from, any misrepresentation or alleged misrepresentation contained in the Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided by Yerbaé in writing for inclusion in the Safety Shot Circular pursuant to Section (d), including as a result of any order made, or any inquiry, investigation or proceeding instituted by any Securities Authority or other Governmental Entity based on such a misrepresentation or alleged misrepresentation.

(f)	Yerbaé and its legal counsel shall be given a reasonable opportunity to review and comment on drafts of the Safety Shot Circular and related documents prior to the Safety Shot Circular being printed and mailed to the Safety Shot Stockholders, and reasonable consideration shall be given to any comments made by Yerbaé and its legal counsel, provided that all information relating solely to Yerbaé and its Affiliates included in the Safety Shot Circular shall be in form and content approved in writing by Yerbaé, acting reasonably. Safety Shot shall provide Yerbaé with final copies of the Safety Shot Circular prior to the mailing to Safety Shot Stockholders.

(g)	Each Party shall promptly notify the other Party if it becomes aware that the Safety Shot Circular contains a misrepresentation or otherwise requires an amendment or supplement and the Parties shall co-operate in the preparation of any amendment or supplement to the Safety Shot Circular as required or appropriate and Safety Shot shall promptly mail or otherwise publicly disseminate (if required under Applicable Law) any amendment or supplement to the Safety Shot Circular to the Safety Shot Stockholders.

2.8 Yerbaé Circular

(a)	Yerbaé shall as soon as reasonably practicable following the date of this Agreement (but taking into account the need for Safety Shot to provide the Safety Shot Circular Disclosure) prepare and complete, in consultation with Safety Shot, the Yerbaé Circular together with any other documents required by Applicable Law in connection with the Yerbaé Meeting and the Arrangement, including obtaining the Yerbaé Fairness Opinion for inclusion in the Yerbaé Circular, and Yerbaé shall, after obtaining the Interim Order, cause the Yerbaé Circular and such other documents to be sent to each Yerbaé Shareholder (if applicable) and any other Person as required by the Interim Order and Applicable Law, in each case so as to permit the Yerbaé Meeting to be held by the date specified in Section 2.6(a).

(b)	On the date of mailing or delivery thereof, Yerbaé shall ensure that the Yerbaé Circular complies in all material respects with all Applicable Law and the Interim Order and shall contain sufficient detail to permit Yerbaé Shareholders to form a reasoned judgment concerning the matters to be placed before them at the Yerbaé Meeting, and, without limiting the generality of the foregoing, shall ensure that the Yerbaé Circular will not contain any misrepresentation (except that Yerbaé shall not be responsible for the accuracy of any Safety Shot Circular Disclosure). The Yerbaé Circular shall also contain such information as may be required to allow Safety Shot to rely upon the exemption from registration provided under Section 3(a)(10) of the U.S. Securities Act with respect to the offer and sale of the Consideration Shares, pursuant to the Arrangement.

(c)	The Yerbaé Circular shall contain (i) to the extent required by Applicable Law, a summary and copy of the Yerbaé Fairness Opinion, (ii) a statement that the Yerbaé Board has received the Yerbaé Fairness Opinion and has, after receiving legal and financial advice, unanimously determined that the Arrangement is fair to the Yerbaé Shareholders and that the Arrangement and entry into this Agreement are in the best interests of Yerbaé; and (iii) subject to Section Article 4 and any Change in Recommendation, contain the unanimous recommendation of the Yerbaé Board to Yerbaé Shareholders that they vote in favour of the Arrangement Resolution (the “Yerbaé Board Recommendation”).

(d)	Safety Shot shall provide to Yerbaé in writing the Safety Shot Circular Disclosure to be included by Yerbaé in the Yerbaé Circular not less than ten (10) Business Days before the mailing date of the Yerbaé Circular and shall ensure that at the time of the mailing, such information does not contain any misrepresentation and complies in all material respects with Applicable Law.

(e)	Safety Shot hereby indemnifies and saves harmless Yerbaé, the Yerbaé Subsidiaries and their respective Representatives from and against any and all Liabilities, claims, demands, losses, costs, Damages and expenses to which Yerbaé, any Yerbaé Subsidiary or any of their respective Representatives may be subject or may suffer as a result of, or arising from, any misrepresentation or alleged misrepresentation contained in the Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided by Safety Shot in writing for inclusion in the Yerbaé Circular pursuant to Section 2.8(d), including as a result of any order made, or any inquiry, investigation or proceeding instituted by any Securities Authority or other Governmental Entity based on such a misrepresentation or alleged misrepresentation.

(f)	At the reasonable request of Safety Shot from time to time, Yerbaé shall, or shall direct its registrar and transfer agent to, provide Safety Shot with a list (in either written or electronic form or both) of: (i) the registered Yerbaé Shareholders, together with their addresses and respective holdings of Yerbaé Shares; (ii) the names and addresses and holdings of all Persons having rights issued by Yerbaé to acquire Yerbaé Shares; and (iii) participants and book-based nominee registrants such as CDS & Co., CEDE & Co. and DTC, and nonobjecting beneficial owners of securities in Yerbaé, together with their addresses and respective holdings of securities in Yerbaé. Yerbaé shall from time to time require that its registrar and transfer agent furnish Safety Shot with such additional information, including updated or additional lists of Yerbaé Shareholders and lists of holdings and other assistance as Safety Shot may reasonably request.

(g)	Safety Shot and its legal counsel shall be given a reasonable opportunity to review and comment on drafts of the Yerbaé Circular and related documents prior to the Yerbaé Circular being printed and mailed to the Yerbaé Shareholders, and reasonable consideration shall be given to any comments made by Safety Shot and its legal counsel, provided that all information relating solely to Safety Shot and its Affiliates included in the Yerbaé Circular shall be in form and content approved in writing by Safety Shot, acting reasonably. Yerbaé shall provide Safety Shot with final copies of the Yerbaé Circular prior to the mailing to Yerbaé Shareholders.

(h)	Each Party shall promptly notify the other Party if it becomes aware that the Yerbaé Circular contains a misrepresentation or otherwise requires an amendment or supplement and the Parties shall co-operate in the preparation of any amendment or supplement to the Yerbaé Circular as required or appropriate and Yerbaé shall promptly mail or otherwise publicly disseminate (if required under Applicable Law) any amendment or supplement to the Yerbaé Circular to the Yerbaé Shareholders.

2.9 Final Order

If: (a) the Interim Order is obtained; and (b) the Arrangement Resolution is passed at the Yerbaé Meeting by Yerbaé Shareholders as provided for in the Interim Order and as required by Applicable Law, subject to the terms of this Agreement, and the Arrangement is approved at the Safety Shot Meeting by Safety Shot Shareholders, Yerbaé shall take all steps necessary or desirable to submit the Arrangement to the Court and use commercially reasonable efforts to pursue an application for the Final Order pursuant to the BCBCA as soon as reasonably practicable, but in any event not later than ten (10) Business Days after the Yerbaé Shareholder Approval is obtained.

2.10 Court Proceedings

Subject to the terms of this Agreement, Safety Shot shall cooperate with and assist Yerbaé in seeking the Interim Order and the Final Order, including by providing to Yerbaé, on a timely basis, any information reasonably required to be supplied by Safety Shot in connection therewith. Yerbaé shall provide Safety Shot’s legal counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, and will give reasonable consideration to all such comments. Subject to Applicable Law, Yerbaé shall not file any material with the Court in connection with the Arrangement or serve any such material, and shall not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.10 or with Safety Shot’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that, nothing herein shall require Safety Shot to agree or consent to any increase in or variation in the form of Consideration or other modification or amendment to such filed or served materials that expands or increases Safety Shot’s obligations, or diminishes or limits Safety Shot’s rights, set forth in any such filed or served materials or under this Agreement or the Arrangement. Yerbaé shall also provide to Safety Shot’s legal counsel on a timely basis, copies of any notice of appearance, evidence or other Court documents served on Yerbaé in respect of the application for the Interim Order or the Final Order or any appeal therefrom and of any notice, whether written or oral, received by Yerbaé indicating any intention to oppose the granting of the Interim Order or the Final Order or to appeal the Interim Order or the Final Order. Yerbaé shall ensure that all materials filed with the Court in connection with the Arrangement are consistent with the terms of this Agreement and the Plan of Arrangement. In addition, Yerbaé shall not object to Safety Shot’s legal counsel making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that Yerbaé is advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with this Agreement and the Plan of Arrangement. Yerbaé shall also oppose any proposal from any party that the Final Order contain any provision inconsistent with this Agreement, and, if at any time after the issuance of the Final Order and prior to the Effective Date, Yerbaé is required by the terms of the Final Order or by Applicable Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, Safety Shot.

2.11 U.S. Securities Law Matters

The Parties agree that the Arrangement will be carried out with the intention that all Consideration Shares, issued under the Arrangement, will be offered and sold by Safety Shot in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereunder and exemptions under U.S. Securities Laws of applicable states, territories and possessions of the United States and the District of Columbia. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act and to facilitate Safety Shot’s compliance with other U.S. Securities Laws, the Parties agree that the Arrangement will be carried out on the following basis:

(a)	the Court will be asked to approve the procedural and substantive fairness of the terms and conditions of the Arrangement;

(b)	prior to the issuance of the Interim Order, the Court will be advised of the intention of Safety Shot to rely on the exemption provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of Consideration Shares, pursuant to the Arrangement, based on the Court’s approval of the Arrangement;

(c)	prior to the issuance of the Interim Order, Yerbaé will file with the Court a draft copy of the proposed text of the Yerbaé Circular together with any other documents required by Applicable Law in connection with the Yerbaé Meeting;

(d)	the Court will be advised that its approval of the Arrangement will be relied upon as a determination that the Court has satisfied itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to all Persons who are entitled to receive Consideration Shares pursuant to the Arrangement;

(e)	Yerbaé will ensure that each Yerbaé Shareholder and any other Person entitled to receive Consideration Shares, pursuant to the Arrangement, will be given adequate and appropriate notice advising them of their right to attend the hearing of the Court to approve the procedural and substantive fairness of the terms and conditions of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(f)	the Final Order will expressly state that (i) the terms and conditions of the issuance and exchange of the Consideration Shares is fair, both procedurally and substantively, to those to whom such shares will be issued, (ii) the terms and conditions of such issuance and exchange is approved by the Court, and (iii) the Arrangement is approved by the Court as being procedurally and substantively fair to all Persons entitled to receive Consideration Shares, pursuant to the Arrangement;

(g)	the Interim Order will specify that each Person entitled to receive Consideration Shares, pursuant to the Arrangement, will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement;

(h)	the Court will hold a hearing before approving the fairness of the terms and conditions of the Arrangement and issuing the Final Order;

(i)	all Consideration Shares, issued to Persons in the United States, will be registered or qualified under the securities laws of each state, territory or possession of the United States and the District of Columbia in which any Person receiving such securities is located, unless an exemption from such state securities law registration or qualification requirements is available. In addition, the issuer of any Consideration Shares, issued to a Person in any state, territory or possession of the United States and the District of Columbia, shall comply with any issuer broker-dealer registration requirement applicable in that state, territory or possession or the District of Columbia, unless an exemption from such issuer broker-dealer registration requirement is available; and

(j)	With respect to the resale of Consideration Shares issued to Yerbaé shareholders that are Affiliates of Safety Shot immediately following the Effective Date, Safety Shot shall file, as applicable, a registration statement on Form S-3 or such other appropriate form with the SEC within sixty (60) days following the Effective Date in order to register under the U.S. Securities Act the resale of such Consideration Shares. With respect to the Yerbaé Options being assumed and exchanged by Safety Shot and the Safety Shot Shares issuable upon exercise of the Yerbaé Options being assumed and exchanged by Safety Shot, Safety Shot shall use its commercially reasonable efforts to file with the SEC and cause a registration statement on Form S-8 or such other appropriate form to be declared effective as soon as practicable following the Effective Date.

2.12 Effective Date

The Arrangement shall become effective at the Effective Time on the Effective Date. The Parties shall use their commercially reasonable efforts to cause the Effective Date to occur on or about June 3, 2025 or as soon thereafter as reasonably practicable and, in any event, by the Outside Date.

2.13 Closing

The closing of the Arrangement will take place at the offices of legal counsel to Safety Shot, or at such other location as may be agreed upon by the Parties.

2.14 Payment and Allocation of Consideration Shares

Safety Shot will, following receipt by Yerbaé of the Final Order and prior to the Effective Time, deposit in escrow with the Depositary (the terms and conditions of such escrow to be satisfactory to the Parties, acting reasonably) the Consideration Shares evidencing Safety Shot’s obligations with respect to the Consideration. In no event shall Safety Shot be required to issue a fractional Consideration Share. Where the aggregate number of Consideration Shares under the Arrangement would result in a fraction of a Consideration Share being issuable, the number of Consideration Shares to be issued shall be rounded to the nearest whole Consideration Share.

2.15 Incentive Plan Matters

The Yerbaé Board shall exercise its discretion under the Incentive Plan (to the extent permitted thereunder) to accelerate the vesting of all Yerbaé Options, Yerbaé PSUs, and Yerbaé RSUs issued thereunder effective on or prior to the Effective Time. Yerbaé shall take all reasonable steps as may be necessary or desirable to facilitate the exchange of all outstanding Yerbaé Options in accordance with the terms of the Plan of Arrangement and the Incentive Plan, such that Safety Shot will assume the Yerbaé Options on the same terms granted to the Yerbaé Optionholders, as adjusted to account for the Exchange Ratio. The Parties acknowledge that the Yerbaé Options, Yerbaé PSUs and Yerbaé RSUs shall be dealt with in the manner set forth in the Plan of Arrangement.

2.16 Convertible Securities

The Parties acknowledge that Safety Shot will assume all obligations of Yerbaé in connection with all outstanding Yerbaé Warrants and the Convertible Debentures.

2.17 Indemnities and Directors’ and Officers’ Insurance

(a)	Safety Shot agrees that: (i) after the Effective Time, Safety Shot, Yerbaé and any successor to Yerbaé will not take any action to terminate or materially adversely affect indemnities provided or available to or in favour of past and present officers and directors of Yerbaé and the Yerbaé Subsidiaries pursuant to the provisions of the articles, by-laws or other constating documents of Yerbaé or any Yerbaé Subsidiary, applicable corporate legislation and any written indemnity agreements which have been entered into between Yerbaé and past and present officers and directors of Yerbaé and the Yerbaé Subsidiaries effective on or prior to the date hereof (the forms of which were provided in the Yerbaé Information); and (ii) immediately prior to the Effective Time, Safety Shot will make arrangements satisfactory to the Yerbaé Board, acting reasonably, to secure the obligations under such written indemnity agreements.

(b)	Prior to the Effective Date, Yerbaé will, at the sole expense of Safety Shot, secure “run-off” directors’ and officers’ liability insurance for the current and former directors and officers of Yerbaé and the Yerbaé Subsidiaries, covering claims made or reported within six (6) years after the Effective Date, which has a scope and coverage substantially similar in scope and coverage to that provided pursuant to Yerbaé’s current directors and officers insurance policy, including coverage for any claims arising from completion of the Arrangement and related transactions, and Safety Shot will not take any action, or cause Yerbaé to take any action, to adversely affect or terminate such directors’ and officers’ liability insurance; provided that the cost of such policies shall not exceed 300% of the current annual premium for the Yerbaé directors and officers insurance.

2.18 Withholding Taxes

Safety Shot, Yerbaé, and the Depositary, as applicable, shall be entitled to deduct and withhold, or direct Safety Shot, Yerbaé, or the Depositary to deduct and withhold on their behalf, from any consideration otherwise payable or otherwise deliverable to any Yerbaé Shareholders under the Plan of Arrangement such amounts as Safety Shot, Yerbaé, or the Depositary, as applicable, are required or reasonably believe to be required to deduct and withhold from such consideration under any provision of any Applicable Law in respect of Taxes. Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes under this Agreement as having been paid to Yerbaé Shareholders in respect of which such deduction, withholding and remittance was made.

ARTICLE 3

COVENANTS

3.1 Covenants of Yerbaé Regarding the Conduct of Business

Yerbaé covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as required or permitted by this Agreement, as required by Applicable Law, Governmental Entity or existing Contract or unless Safety Shot otherwise agrees in writing (such agreement not to be unreasonably withheld, conditioned or delayed):

(a)	other than as set out in Schedule 3.1(a) of the Yerbaé Disclosure Letter, Yerbaé shall and shall cause each of the Yerbaé Subsidiaries to: (i) in all material respects conduct the business of Yerbaé and the Yerbaé Subsidiaries (taken as a whole) only in, and not take any action except in, the ordinary course of business consistent with past practice; and (ii) use commercially reasonable efforts to preserve intact the present business organization, goodwill, business relationships and assets of Yerbaé and the Yerbaé Subsidiaries (taken as a whole) and to keep available the services of their officers and Employees as a group;

(b)	without limiting the generality of Section 3.1(a), Yerbaé shall not, and shall cause each of the Yerbaé Subsidiaries not to, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, directly or indirectly:

	(i)	amend or propose to amend its articles, notice of articles or other constating documents, including partnership agreements of the Yerbaé Subsidiaries;

	(ii)	declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Yerbaé Shares;

	(iii)	other than as set out in Schedule 3.1(b) of the Yerbaé Disclosure Letter, issue, sell, grant, award, pledge, dispose of or otherwise encumber or agree to issue, sell, grant, award, pledge, dispose of or otherwise encumber any Yerbaé Shares or other equity or voting interests or any options, stock appreciation rights, warrants, calls, conversion or exchange privileges or rights of any kind to acquire (whether on exchange, exercise, conversion or otherwise) any Yerbaé Shares or other equity or voting interests or other securities or any shares of the Yerbaé Subsidiaries;

	(iv)	split, combine or reclassify any outstanding Yerbaé Shares or the securities of any of the Yerbaé Subsidiaries;

	(v)	redeem, purchase or otherwise acquire or offer to purchase or otherwise acquire Yerbaé Shares or other securities of Yerbaé or any securities of the Yerbaé Subsidiaries;

(vi)	amend the terms of any securities of Yerbaé or any of the Yerbaé Subsidiaries;

(vii)	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Yerbaé or any of the Yerbaé Subsidiaries;

(viii)	reorganize, amalgamate or merge Yerbaé or the Yerbaé Subsidiaries with any other Person;

(ix)	sell, pledge, assign, lease, dispose of, mortgage, licence, encumber or otherwise transfer or agree to sell, pledge, assign, lease, dispose of, mortgage, licence, encumber or otherwise transfer or suffer to exist any encumbrance, Lien, or other security agreement or similar arrangement in regards to any assets of Yerbaé or any of the Yerbaé Subsidiaries or any interest in any assets of Yerbaé or any of the Yerbaé Subsidiaries, except in the ordinary course of business consistent with past practice and subject to a maximum (in terms of value of such assets or interests therein) of $100,000 (whether individually or in the aggregate);

(x)	acquire (by merger, consolidation, acquisition of stock or assets or otherwise) or agree to acquire, directly or indirectly, in one transaction or in a series of related transactions, any Person, or make any investment or agree to make any investment, directly or indirectly, in one transaction or in a series of related transactions, either by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries), property transfer or purchase of any property or assets of any other Person, other than pursuant to acquisitions in the ordinary course of business consistent with past practice that do not have a purchase or subscription price greater than $100,000 in the aggregate (including any assumed indebtedness);

(xi)	incur any capital expenditures or enter into any agreement obligating Yerbaé or the Yerbaé Subsidiaries to provide for future capital expenditures other than budgeted capital expenditures that (A) have been approved by the Yerbaé Board prior to the date of this Agreement; or (B) do not exceed $100,000 in the aggregate;

(xii)	make any changes in financial accounting methods, principles, policies or practices, except as required, in each case, by U.S. GAAP or by Applicable Law;

(xiii)	reduce the stated capital of the shares of Yerbaé or any of the Yerbaé Subsidiaries;

(xiv)	other than in respect of pre-existing indebtedness of any Person acquired by Yerbaé in acquisitions permitted by Section 3.1(b)(x) or capital expenditures permitted by Section 3.1(b)(xi), incur, create, assume or otherwise become liable for any indebtedness for borrowed money or any other material liability or obligation or issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other Person or make any loans or advances;

(xv)	pay, discharge, settle, satisfy, compromise, waive, assign or release any claims, rights, Liabilities or obligations (including any litigation, proceeding or investigation by any Governmental Entity) other than:

	(A)	the payment, discharge or satisfaction, in the ordinary course of business, of Liabilities reflected or reserved against in Yerbaé’s financial statements (or in those of any of the Yerbaé Subsidiaries) or incurred in the ordinary course of business; or

	(B)	payment of any fees related to the Arrangement;

	(xvi)	amend or modify in any material respect or terminate or waive any material right under any Yerbaé Material Contract or enter into any contract or agreement that would be an Yerbaé Material Contract if in effect on the date hereof;

	(xvii)	enter into or terminate any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or other financial instruments or like transaction, other than in the ordinary course of business consistent with past practice;

	(xviii)	materially change the business carried on by Yerbaé and the Yerbaé Subsidiaries, as a whole;

	(xix)	other than as set out in Schedule 3.1(b) of the Yerbaé Disclosure Letter, (A) grant, accelerate, or increase any severance, change of control or termination pay to (or amend any existing arrangement relating to the foregoing with) any director, officer or Employee of Yerbaé or any of the Yerbaé Subsidiaries; (B) grant, accelerate, or increase any payment, award (equity or otherwise) or other benefits payable to, or for the benefit of, any director, officer or Employee of Yerbaé or any of the Yerbaé Subsidiaries; (C) increase the coverage, contributions, funding requirements or benefits available under any Employee Plan or create any new plan which would be considered to be an Employee Plan once created; (D) increase compensation (in any form), bonus levels or other benefits payable to any director, officer, Employee or consultant of Yerbaé or any of the Yerbaé Subsidiaries or grant any general increase in the rate of wages, salaries, bonuses or other remuneration, except in the ordinary course of business consistent with past practice; (E) make any material determination under any Employee Plan that is not in the ordinary course of business consistent with past practice; or (F) take or propose any action to effect any of the foregoing;

	(xx)	other than as set out in Schedule 3.1(b) of the Yerbaé Disclosure Letter, make any bonus or profit sharing distribution or similar payment of any kind;

	(xxi)	terminate the employment of any officer or senior executive holding a title of Vice President or above, except for cause;

	(xxii)	take any action or fail to take any action which action or failure to act would reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension of, or the revocation or limitation of rights under, any material authorizations necessary to conduct its businesses as now conducted, and use its commercially reasonable efforts to maintain such authorizations; or

	(xxiii)	other than as contemplated by this Agreement, take any action or series of actions that cause or would reasonably be expected to cause the Yerbaé Shares to cease being traded on the TSXV;

(C)	Yerbaé shall use all commercially reasonable efforts to cause its current insurance (or re-insurance) policies maintained by Yerbaé or any of the Yerbaé Subsidiaries not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that neither Yerbaé nor any of the Yerbaé Subsidiaries shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months;

(d)	Yerbaé and each of the Yerbaé Subsidiaries shall:

	(i)	not take any action inconsistent with past practice relating to the filing of any Tax Return or the withholding, collecting, remitting and payment of any Tax, except as may be required by Applicable Law;

	(ii)	not amend any Tax Return or change any of its methods of reporting income, deductions or accounting for income Tax purposes from those employed in the preparation of its income tax return for the taxation year ended December 31, 2023, except as may be required by Applicable Law;

	(iii)	not make or revoke any material election relating to Taxes, other than any election that has yet to be made in respect of any event or circumstance occurring prior to the date of the Agreement;

	(iv)	not enter into any Tax sharing, Tax allocation, Tax related waiver or Tax indemnification agreement;

	(v)	not settle (or offer to settle) any Tax claim, audit, proceeding or re-assessment that would reasonably be expected to be material to Yerbaé;

	(vi)	keep Safety Shot reasonably informed, on a current basis, of any events, discussions, notices or changes with respect to any Tax investigation (other than ordinary course communications which could not reasonably be expected to be material to Yerbaé and the Yerbaé Subsidiaries, taken as a whole);

	(vii)	not, and will cause the Yerbaé Subsidiaries not to, make any “investments” (as defined for purposes of Section 212.3 of the Tax Act) in any corporation that is a “foreign affiliate” (as defined in the Tax Act) of Yerbaé and/or any of the Yerbaé Subsidiaries; and

	(viii)	not undertake or participate in any transaction or series of transactions (other than the implementation and fulfillment of the transactions contemplated in this Agreement and the Plan of Arrangement) that could have the effect of materially reducing or eliminating the amount of the tax cost “bump” pursuant to paragraphs 88(1)(c) and (d) of the Tax Act otherwise available to Safety Shot or its successors or assigns in respect of non-depreciable capital property owned by Yerbaé or any Yerbaé Subsidiary on the Effective Date; and

(e)	Yerbaé shall not authorize, agree to, propose, enter into or modify any contract, agreement, commitment or arrangement, to do any of the matters prohibited by the other subsections of this Section 3.1 or resolve to do so.

3.2 Covenants of Safety Shot Regarding the Conduct of Business

Safety Shot covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except as required or permitted by this Agreement, as required by Applicable Law, Governmental Entity or existing Contract or unless Yerbaé shall otherwise agree in writing (such agreement not to be unreasonably withheld, conditioned or delayed):

(a)	other than as set out in Schedule 3.2(a) of the Safety Shot Disclosure Letter, Safety Shot shall and shall cause each of the Safety Shot Subsidiaries to: (i) in all material respects conduct the business of Safety Shot and the Safety Shot Subsidiaries (taken as a whole) only in, and not take any action except in, the ordinary course of business consistent with past practice; and (ii) use commercially reasonable efforts to preserve intact the present business organization, goodwill, business relationships and assets of Safety Shot and the Safety Shot Subsidiaries (taken as a whole) and to keep available the services of their officers and Employees as a group;

(b)	without limiting the generality of Section 3.2(a), Safety Shot shall not, directly or indirectly:

(i)	amend or propose to amend its articles, by-laws or other constating documents, other than to effect a split or consolidation of the issued and outstanding Safety Shot Shares;

(ii)	other than as set out in Schedule 3.2(b)(ii) of the Safety Shot Disclosure Letter, declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Safety Shot Shares;

(iii)	other than as set out in Schedule 3.2(b)(iii) of the Safety Shot Disclosure Letter, issue, sell, grant, award or pledge or agree to issue, sell, grant, award or pledge any Safety Shot Shares or securities convertible into or exchangeable for Safety Shot Shares, other than in connection with the Arrangement, Safety Shot Shares issuable pursuant to the terms of outstanding options and other convertible securities of Safety Shot, securities granted or issued pursuant to Safety Shot’s equity compensation plans in the ordinary course of business and consistent with past practice and Safety Shot Shares issued as part of the purchase price in connection with the acquisition of shares or assets of another business by Safety Shot, directly or indirectly, by merger or otherwise;

(iv)	redeem, purchase or otherwise acquire or offer to purchase or otherwise acquire Safety Shot Shares or other securities of Safety Shot, other than ordinary course purchases of Safety Shot Shares made in the public markets and at then prevailing market price;

(v)	adopt or propose a plan of liquidation or resolutions providing for the liquidation or dissolution of Safety Shot;

(vi)	merge Safety Shot with any other Person that is not a wholly-owned Subsidiary of Safety Shot;

(vii)	sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer or agree to sell, pledge, lease, dispose of, mortgage, licence, encumber or otherwise transfer all or substantially all of the assets of Safety Shot and the Safety Shot Subsidiaries (on a consolidated basis);

(viii)	reduce the stated capital of the shares of Safety Shot;

(ix)	materially change the business carried on by Safety Shot and the Safety Shot Subsidiaries, taken as a whole;

(x)	take any action or fail to take any action which action or failure to act would reasonably be expected to cause any Governmental Entities to institute proceedings for the suspension of, or the revocation or limitation of rights under, any material authorizations necessary to conduct its businesses as now conducted, and use its commercially reasonable efforts to maintain such authorizations; or

(xi)	take any action or series of actions that cause or would reasonably be expected to cause the Safety Shot Shares to cease being traded on the NASDAQ; and

(c)	Safety Shot shall not authorize, agree to, propose, enter into or modify any contract, agreement, commitment or arrangement, to do any of the matters prohibited by the other subsections of this Section 3.2 or resolve to do so.

3.3	Covenants of Safety Shot Regarding Blue-Sky Laws

Safety Shot shall use its commercially reasonable efforts to ensure that the Consideration Shares to be issued pursuant to the Arrangement shall, at the Effective Time, either be registered or qualified under all applicable U.S. Securities Laws, or exempt from such registration and qualification requirements.

3.4	Mutual Covenants Regarding the Arrangement

Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, during that period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms:

(a)	it shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use all commercially reasonable efforts to, satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 6 to the extent the same is within its control and to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary, proper or advisable under all Applicable Law to complete the Arrangement, including using its commercially reasonable efforts to promptly: (i) obtain all necessary and material waivers, consents and approvals required to be obtained by it from parties to any Contracts; (ii) obtain all necessary and material Authorizations as are required to be obtained by it or any of its Subsidiaries under Applicable Law; (iii) fulfill all conditions and satisfy all provisions of this Agreement and the Arrangement; and (iv) co-operate with the other Party in connection with the performance by it and its Subsidiaries of their obligations hereunder;

(b)	it shall not take any action, shall refrain from taking any action, and shall not permit any action to be taken or not taken, which is inconsistent with this Agreement or which would reasonably be expected to, individually or in the aggregate, materially impede or materially delay the consummation of the Arrangement or the other transactions contemplated herein;

(c)	it shall use commercially reasonable efforts to: (i) defend all lawsuits or other legal, regulatory or other proceedings against itself or any of its Subsidiaries challenging or affecting this Agreement or the consummation of the transactions contemplated hereby; (ii) appeal, overturn or have lifted or rescinded any injunction or restraining order or other order, including orders, relating to itself or any of its Subsidiaries which may materially adversely affect the ability of the Parties to consummate the Arrangement; and (iii) appeal or overturn or otherwise have lifted or rendered non-applicable in respect of the Arrangement, any Applicable Law that makes consummation of the Arrangement illegal or otherwise prohibits or enjoins Yerbaé or Safety Shot from consummating the Arrangement; and

(d)	it shall carry out the terms of the Interim Order and Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which Applicable Law may impose on it or its Subsidiaries or Affiliates with respect to the transactions contemplated hereby.

Each Party will use its commercially reasonable efforts to cooperate with the other in connection with the performance by the other of their obligations under this Section 3.4 and this Agreement including continuing to provide reasonable access to information and to maintain ongoing communications as between officers of each Party, subject in all cases to the Confidentiality Agreement.

3.5	Covenants of Safety Shot

Subject to the other provisions of this Agreement, Safety Shot covenants and agrees that, from the date of this Agreement until the Effective Date or termination of this Agreement, except with the prior written consent of Yerbaé (such consent not to be unreasonably withheld, conditioned or delayed), and except as otherwise expressly permitted or specifically contemplated by this Agreement (including the Plan of Arrangement) or required by Applicable Law, it will:

(a)	provide Yerbaé and its legal counsel with reasonable opportunity to review and comment upon drafts of all of the Safety Shot Circular Disclosure and will give reasonable consideration to the comments of Yerbaé and its counsel with respect to any information to be included in such material and any other matters contained therein and ensure that the Safety Shot Circular Disclosure provided by it expressly for inclusion in the Yerbaé Circular does not, at the time of the mailing of the Yerbaé Circular, contain any misrepresentation;

(b)	use its commercially reasonable efforts to take all such steps as are necessary to set the record date for the Safety Shot Meeting as a date not later than April 20, 2025;

(c)	subject to the terms of this Agreement, use their commercially reasonable efforts to take all such steps as are necessary to convene and hold the Safety Shot Meeting in accordance with Applicable Law not later than May 20, 2025 for the purpose of considering the Safety Shot Stockholder Matters and, unless this Agreement will have been terminated in accordance with Section 8.1(a), Safety Shot will not cancel the Safety Shot Meeting or fail to put the Safety Shot Stockholder Matters before the Safety Shot Stockholders for their consideration without Yerbaé’s prior written consent, other than as may be required under Applicable Law; and Safety Shot will not propose to adjourn or postpone the Safety Shot Meeting without the prior consent of Yerbaé except as required by Applicable Law or by a Governmental Entity and except as permitted under Sections 2.5(d) or 6.4(b); and Safety Shot shall, if requested by Yerbaé (acting reasonably), adjourn the Safety Shot Meeting one or more times for the purposes of obtaining any required quorum or attempting to obtain the requisite approval of the Safety Shot Stockholder Matters;

(d)	subject to compliance by Yerbaé with its obligations set forth in Section 3.6(i), as soon as practicable after the execution and delivery of this Agreement, prepare the Safety Shot Circular together with any other documents required by Applicable Law in connection with the Safety Shot Meeting required to be filed or prepared by Safety Shot and, subject to Section 3.6(i), as soon as practicable after the execution and delivery of this Agreement, Safety Shot shall, unless otherwise agreed by Yerbaé, cause the Safety Shot Circular and other documentation required in connection with the Safety Shot Meeting to be sent to the Safety Shot Stockholders and be filed as required by Applicable Law;

(e)	provide Yerbaé and its legal counsel a reasonable opportunity to review and comment on drafts of the Safety Shot Circular and other documents to be sent to the Safety Shot Stockholders in connection with the Safety Shot Meeting, and will give reasonable consideration to any comments made by Yerbaé and their counsel, provided that all information included in the Safety Shot Circular and any other documents to be sent to the Safety Shot Stockholders in connection with the Safety Shot Meeting relating to Yerbaé will be in form and content satisfactory to Yerbaé, acting reasonably;

(f)	ensure that the Safety Shot Circular (other than any Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in the Safety Shot Circular) complies with Applicable Law and, without limiting the generality of the foregoing, that the Safety Shot Circular will not contain a misrepresentation and provides the Safety Shot Stockholders with information in sufficient detail to permit them to form a reasoned judgment concerning the Safety Shot Stockholder Matters and will include: (i) to the extent required by Applicable Law, a summary and copy of the Safety Shot Fairness Opinion; (ii) a statement that the Safety Shot Board has received the Safety Shot Fairness Opinion and has, after receiving legal and financial advice, unanimously recommended to Safety Shot Stockholders that they vote in favour of the Safety Shot Stockholder Matters; (iii) a statement that each director and officer of Safety Shot intends to vote all of such Person’s Safety Shot Shares (including any Safety Shot Shares issued upon exercise or exchange of any securities convertible or exercisable into Safety Shot Shares) in favour of the Safety Shot Stockholder Matters; and (iv) any other disclosure required under Applicable Securities Laws that is required to be included in the Safety Shot Circular;

(g)	ensure that all Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided to Yerbaé by or approved by Safety Shot or Safety Shot complies with Applicable Law;

(h)	indemnify and save harmless Yerbaé and its directors and officers from and against any and all Liabilities, claims, demands, losses, costs, Damages and expenses (excluding any loss of profits or consequential Damages) to which Yerbaé or its directors and officers may be subject or which Yerbaé or its directors or officers may suffer, whether under the provisions of any statute or otherwise, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(i)	any misrepresentation or alleged misrepresentation contained in: (A) the Safety Shot Circular (other than in respect of Yerbaé Circular Disclosure); (B) in any Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in the Yerbaé Circular; or (C) any material filed by Safety Shot in connection with the transactions contemplated by this Agreement in compliance or intended compliance with any Applicable Law;

(ii)	any order made or any inquiry, investigation or proceeding by any securities commission or other competent authority based upon any Misrepresentation or alleged Misrepresentation contained in: (A) the Safety Shot Circular (other than in respect of Yerbaé Circular Disclosure); (B) the Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in the Yerbaé Circular; or (C) in any material filed by or on behalf of Safety Shot in compliance or intended compliance with Applicable Securities Laws; and

(iii)	Safety Shot not complying with any requirement of Applicable Law in connection with the transactions contemplated in this Agreement,

except that Safety Shot will not be liable in any such case to the extent that any such Liabilities, claims, demands, losses, costs, Damages and expenses arise out of:

(iv)	any information contained in the Yerbaé Circular other than the Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in the Yerbaé Circular;

(v)	any Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in the Safety Shot Circular; or

(vi)	the negligence of Yerbaé or the non-compliance by Yerbaé with any requirement of Applicable Law in connection with the transactions contemplated by this Agreement;

(i)	provide notice to Yerbaé of the Safety Shot Meeting and allow Yerbaé’s Representatives to attend the Safety Shot Meeting;

(j)	except for proxies and other non-substantive communications with Safety Shot Stockholders and communications that Safety Shot is required to keep confidential pursuant to Applicable Law, furnish promptly to Yerbaé or their counsel: (i) a copy of each notice, report, schedule or other document delivered, filed or received by Safety Shot from securityholders or Governmental Entities in connection with the Arrangement or the Safety Shot Meeting; (ii) any filings under Applicable Law in connection with the transactions contemplated hereby; and (iii) any dealings with stock exchanges, regulatory agencies or other Governmental Entities in connection with the transactions contemplated hereby;

(k)	solicit proxies to be voted at the Safety Shot Meeting in favour of the Safety Shot Stockholder Matters (the “Safety Shot Recommendation”); provided, that, notwithstanding anything to the contrary set forth in this Agreement, prior to the time, but not after, the Safety Shot Stockholder Approval is obtained (i) the Safety Shot Board may withhold, withdraw, qualify or modify the Safety Shot Recommendation if (A) a development or change in circumstances regarding Yerbaé or its business occurs or arises after the date of this Agreement that was not known by nor was reasonably foreseeable to the Safety Shot Board as of the date of this Agreement and (B) the Safety Shot Board determines in good faith, after consultation with outside counsel and a financial advisor of nationally recognized reputation, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law (a “Safety Shot Change in Recommendation”, it being understood that a customary “stop, look and listen” disclosure in compliance with Rule 14d-9(f) of the U.S. Exchange Act shall not, in and of itself, constitute a Safety Shot Change in Recommendation); provided, that no Safety Shot Change in Recommendation may be made until after at least five (5) Business Days following Yerbaé’s receipt of written notice from Safety Shot advising that the Safety Shot Board intends to take such action and the basis therefor. After providing such notice and prior to effecting such Safety Shot Change in Recommendation (x) Safety Shot shall, during such five (5) Business Day period, negotiate in good faith with Yerbaé and its Representatives, to the extent Yerbaé wishes to negotiate, with respect to any revisions to the terms of the transaction contemplated by this Agreement proposed by Yerbaé, and (y) in determining whether it may still under the terms of this Agreement make a Change in Recommendation, the Safety Shot Board shall take into account any changes to the terms of this Agreement proposed by Yerbaé and any other information provided by Yerbaé in response to such notice during such five (5) Business Day period;

(l)	promptly advise Yerbaé of the number or amount of Safety Shot Shares for which Safety Shot receives notices of dissent or written objections to the Safety Shot Stockholder Matters and provide Yerbaé with copies of such notices and written objections and subject to Applicable Law;

(m)	promptly inform Yerbaé of any requests or comments made by Securities Authorities in connection with the Safety Shot Circular and any other required filings under Applicable Law; and each of the Parties will cooperate with the other and will diligently do all such acts and things as may be necessary in the manner contemplated in the context of the preparation of the Safety Shot Circular and any other required filings under Applicable Law and use its commercially reasonable efforts to resolve all requests or comments made by Securities Authorities with respect to the Safety Shot Circular and any other required filings under Applicable Law as promptly as practicable after receipt thereof;

(n)	advise Yerbaé, as Yerbaé may request, and on a daily basis on each of the last five (5) Business Days prior to the proxy cut-off date for the Safety Shot Meeting, as to the aggregate tally of the proxies received by Safety Shot in respect of the Safety Shot Stockholder Matters and any other matters to be considered at the Safety Shot Meeting, and provide Yerbaé with copies of any materials, or grant access to information regarding the Safety Shot Meeting, generated by any proxy solicitation firm;

(o)	to the extent permitted by Applicable Law and confidentiality obligations, keep Yerbaé reasonably informed as to discussions between Safety Shot and any Person holding not less than 10% of the voting rights attached to all of the Safety Shot Shares with respect to the Safety Shot Stockholder Matters;

(p)	take or cause to be taken all corporate action to allot and reserve for issuance the Consideration Shares to be issued in exchange for Yerbaé Shares;

(q)	take or cause to be taken all corporate action to maintain the listing of the Safety Shot Shares on the NASDAQ as and when contemplated hereunder;

(r)	take or cause to be taken all corporate action, as reasonably requested by Yerbaé or its counsel, to assist Yerbaé in diligently pursuing the application to the Court for the Final Order; and

(s)	make all necessary filings and applications under Applicable Law, including Applicable Securities Laws, required to be made on the part of Safety Shot in connection with the transactions contemplated herein, including, without limitation, for all Regulatory Approvals, and shall take all commercially reasonable action necessary to be in compliance with such Applicable Law.

3.6	Covenants of Yerbaé Regarding the Arrangement

Subject to the other provisions of this Agreement, Yerbaé covenants and agrees that, from the date of this Agreement until the Effective Date or termination of this Agreement, except with the prior written consent of Safety Shot (such consent not to be unreasonably withheld, conditioned or delayed), and except as otherwise expressly permitted or specifically contemplated by this Agreement (including the Plan of Arrangement) or required by Applicable Law, it will:

(a)	provide Safety Shot and its legal counsel with reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information required to be supplied by Safety Shot for inclusion in such material, prior to the service and filing of such material, and will give reasonable consideration to the comments of Safety Shot and its counsel with respect to any information to be included in such material and any other matters contained therein;

(b)	ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(c)	not object to legal counsel to Safety Shot making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate (acting reasonably), provided such submissions are in all material respects consistent with this Agreement and the Plan of Arrangement;

(d)	use its commercially reasonable efforts to take all such steps as are necessary to set the record date for the Yerbaé Meeting as a date not later than April 20, 2025;

(e)	subject to the terms of this Agreement and in accordance and compliance with the Interim Order, use its commercially reasonable efforts to take all such steps as are necessary to convene and hold the Yerbaé Meeting in accordance with the Interim Order and Applicable Law not later than May 20, 2025 for the purpose of considering the Arrangement Resolution and, unless this Agreement will have been terminated in accordance with Section 8.1(a), Yerbaé will not cancel the Yerbaé Meeting or fail to put the Arrangement Resolution before the Yerbaé Shareholders for their consideration without Safety Shot’s prior written consent, other than as may be required under the Interim Order or Applicable Law and Yerbaé will not propose to adjourn or postpone the Yerbaé Meeting without the prior consent of Safety Shot except as required by Applicable Law or by a Governmental Entity and except as required under Sections 2.6(d) or 6.4(b); and Yerbaé shall, if requested by Safety Shot (acting reasonably), adjourn the Yerbaé Meeting one or more times for the purposes of obtaining any required quorum or attempting to obtain the requisite approval of the Arrangement Resolution;

(f)	subject to compliance by Safety Shot with its obligations set forth in Section 3.5(g) as soon as practicable after the execution and delivery of this Agreement, prepare the Yerbaé Circular together with any other documents required by Applicable Law in connection with the Yerbaé Meeting required to be filed or prepared by Yerbaé and, subject to Section 3.5(g), as soon as practicable after the execution and delivery of this Agreement, Yerbaé shall, unless otherwise agreed by Safety Shot, cause the Yerbaé Circular and other documentation required in connection with the Yerbaé Meeting to be sent to the Yerbaé Shareholders and be filed as required by the Interim Order and Applicable Law;

(g)	provide Safety Shot and its legal counsel a reasonable opportunity to review and comment on drafts of the Yerbaé Circular and other documents to be sent to the Yerbaé Shareholders in connection with the Yerbaé Meeting or the Arrangement, and will give reasonable consideration to any comments made by Safety Shot and its counsel, provided that all information included in the Yerbaé Circular and any other documents to be sent to the Yerbaé Shareholders in connection with the Yerbaé Meeting or the Arrangement relating to Safety Shot will be in form and content satisfactory to Safety Shot, acting reasonably;

(h)	ensure that the Yerbaé Circular (other than any Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in the Yerbaé Circular) complies with Applicable Law and, without limiting the generality of the foregoing, that the Yerbaé Circular will not contain a misrepresentation and provides the Yerbaé Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters before them and will include: (i) to the extent required by Applicable Law, a summary and copy of the Yerbaé Fairness Opinion, (ii) a statement that the Yerbaé Board has received the Yerbaé Fairness Opinion and has, after receiving legal and financial advice, unanimously determined that the Arrangement is in the best interests of Yerbaé, is fair to the Yerbaé Shareholders, and the unanimous recommendation that the Yerbaé Shareholders vote in favour of the Arrangement Resolution; (iii) a statement that each director and officer of Yerbaé intends to vote all of such Person’s Yerbaé Shares (including any Yerbaé Shares issued upon exercise or exchange of any Yerbaé Options, Yerbaé PSUs, Yerbaé RSUs or Yerbaé Warrants) in favour of the Arrangement Resolution; and (iv) any other disclosure required under Applicable Securities Laws that is required to be included in the Yerbaé Circular;

(i)	ensure that all Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided to Safety Shot by or approved by Yerbaé complies with Applicable Law;

(j)	indemnify and save harmless Safety Shot and its directors and officers from and against any and all Liabilities, claims, demands, losses, costs, Damages and expenses (excluding any loss of profits or consequential Damages) to which Safety Shot or its directors and officers may be subject or which Safety Shot or its directors or officers may suffer, whether under the provisions of any statute or otherwise, in any way caused by, or arising, directly or indirectly, from or in consequence of:

(i)	any misrepresentation or alleged misrepresentation contained in: (A) the Yerbaé Circular (other than in respect of the Safety Shot Circular Disclosure); (B) in any Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in the Safety Shot Circular; or (C) any material filed by Yerbaé in connection with the transactions contemplated by this Agreement in compliance or intended compliance with any Applicable Law;

(ii)	any order made or any inquiry, investigation or proceeding by any securities commission or other competent authority based upon any Misrepresentation or alleged Misrepresentation contained in: (A) the Yerbaé Circular (other than in respect of the Safety Shot Circular Disclosure); (B) the Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in the Safety Shot Circular; or (C) in any material filed by or on behalf of Yerbaé in compliance or intended compliance with Applicable Securities Laws; and

(iii)	Yerbaé not complying with any requirement of Applicable Law in connection with the transactions contemplated in this Agreement,

except that Yerbaé will not be liable in any such case to the extent that any such Liabilities, claims, demands, losses, costs, Damages and expenses arise out of:

(iv)	any information contained in the Safety Shot Circular other than Yerbaé Circular Disclosure included in the Safety Shot Circular that was provided to Safety Shot by, or approved by, Yerbaé expressly for inclusion in the Safety Shot Circular;

(v)	any Safety Shot Circular Disclosure included in the Yerbaé Circular that was provided to Yerbaé by, or approved by, Safety Shot expressly for inclusion in the Yerbaé Circular; or

(vi)	the negligence of Safety Shot or the non-compliance by Safety Shot with any requirement of Applicable Law in connection with the transactions contemplated by this Agreement;

(k)	provide notice to Safety Shot of the Yerbaé Meeting and allow Safety Shot’s Representatives to attend the Yerbaé Meeting;

(l)	except for proxies and other non-substantive communications with the holders of Yerbaé Shares and communications that Yerbaé is required to keep confidential pursuant to Applicable Law, furnish promptly to Safety Shot or its counsel: (i) a copy of each notice, report, schedule or other document delivered, filed or received by Yerbaé from securityholders or Governmental Entities in connection with the Arrangement or the Yerbaé Meeting; (ii) any filings under Applicable Law in connection with the transactions contemplated hereby; and (iii) any dealings with stock exchanges, regulatory agencies or other Governmental Entities in connection with the transactions contemplated hereby;

(m)	solicit proxies to be voted at the Yerbaé Meeting in favour of matters to be considered at the Yerbaé Meeting, including the Arrangement Resolution;

(n)	promptly advise Safety Shot of the number or amount of Yerbaé Shares for which Yerbaé receives notices of dissent or written objections to the Arrangement and provide Safety Shot with copies of such notices and written objections and subject to Applicable Law, will provide Safety Shot with an opportunity to review and comment upon any written communications proposed to be sent by or on behalf of Yerbaé to any Yerbaé Shareholder exercising or purporting to exercise Dissent Rights in relation to the Arrangement Resolution and reasonable consideration will be given to any comments made by Safety Shot and its counsel prior to sending any such written communications; provided that, Yerbaé will not settle any claims with respect to Dissent Rights without the prior written consent of Safety Shot (such consent not to be unreasonably withheld, conditioned or delayed);

(o)	promptly inform Safety Shot of any requests or comments made by Securities Authorities in connection with the Yerbaé Circular and any other required filings under Applicable Law; and each of the Parties will cooperate with the other and will diligently do all such acts and things as may be necessary in the manner contemplated in the context of the preparation of the Yerbaé Circular and any other required filings under Applicable Law and use its commercially reasonable efforts to resolve all requests or comments made by Securities Authorities with respect to the Yerbaé Circular and any other required filings under Applicable Law as promptly as practicable after receipt thereof;

(p)	advise Safety Shot, as Safety Shot may request, and on a daily basis on each of the last five (5) Business Days prior to the proxy cut-off date for the Yerbaé Meeting, as to the aggregate tally of the proxies received by Yerbaé in respect of the Arrangement Resolution and any other matters to be considered at the Yerbaé Meeting, and provide Safety Shot with copies of any materials, or grant access to information regarding the Yerbaé Meeting, generated by any proxy solicitation firm;

(q)	subject to obtaining such approvals as are required by the Interim Order, proceed with and diligently pursue the application to the Court for the Final Order;

(r)	provide Safety Shot’s legal counsel, on a timely basis, with copies of any notice and evidence served on Yerbaé or its legal counsel in respect of the application for the Final Order or any appeal therefrom;

(s)	keep Safety Shot informed as to discussions with all Significant Shareholders;

(t)	make all necessary filings and applications under Applicable Law, including Applicable Securities Laws, required to be made on the part of Yerbaé in connection with the transactions contemplated herein, including, without limitation, for all Regulatory Approvals, and will take all actions necessary to be in compliance with such Applicable Law; and

(u)	use its commercially reasonable efforts to obtain resignations and mutual releases (in a form satisfactory to Safety Shot), to be effective at the Effective Time, from all directors of Yerbaé on or prior to the Effective Time.

3.7	Mutual Covenants Regarding Regulatory Approvals

(a)	Each Party, as applicable to that Party, covenants and agrees with respect to obtaining all Regulatory Approvals that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms:

(i)	each Party shall use its commercially reasonable efforts to obtain all Regulatory Approvals and co-operate with the other Party in connection with all Regulatory Approvals sought by the other Party and shall use its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities relating to the Arrangement or this Agreement;

(ii)	each Party shall use commercially reasonable efforts to respond promptly to any request or notice from any Governmental Entity requiring that Party to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals sought by either Party and each Party shall co-operate with the other Party and shall furnish to the other Party such information and assistance as a Party may reasonably request in connection with preparing any submission or responding to such notice from a Governmental Entity;

(iii)	subject to compliance with Applicable Law, each Party shall permit the other Party an opportunity to review in advance any proposed substantive applications, notices, filings, submissions, undertakings, correspondence and communications (including responses to requests for information and inquiries from any Governmental Entity) in respect of obtaining or concluding the Regulatory Approvals and shall provide the other Party with a reasonable opportunity to comment thereon and agree to consider those comments in good faith and each Party shall provide the other Party with any substantive applications, notices, filings, submissions, undertakings or other substantive correspondence provided to a Governmental Entity or any substantive communications received from a Governmental Entity, in respect of obtaining or concluding the Regulatory Approvals; and

(iv)	subject to compliance with Applicable Law, each Party shall keep the other Party reasonably informed on a timely basis of the status of discussions relating to obtaining or concluding the Regulatory Approvals sought by each such Party and, for certainty, no Party shall participate in any substantive meeting (whether in person, by telephone or otherwise) with a Governmental Entity in respect of obtaining or concluding the required Regulatory Approvals unless it advises the other Party in advance and gives such other Party an opportunity to attend.

3.8	Covenants Regarding Provision of Information; Access

From and after the date hereof, until the Effective Time or termination of this Agreement, each of Yerbaé and Safety Shot, to the extent it is not restricted from doing so pursuant to confidentiality or other restrictions (in which circumstances it will use its commercially reasonable efforts to obtain a waiver thereof) shall provide the other Party and its Representatives access, upon reasonable notice, during normal business hours and at such other time or times as such Party may reasonably request, to its and each of its Subsidiary’s premises, books, contracts, records, Computer Systems, properties, Employees and management personnel and shall furnish promptly to such Party all information concerning its and each of its Subsidiary’s business, properties and personnel as the requesting Party may reasonably request, which information shall remain subject to the Confidentiality Agreement, including for the purposes to permit Safety Shot and Yerbaé to be in a position to expeditiously and efficiently integrate the operations of Yerbaé and Safety Shot and to provide an orderly transition of control immediately upon but not prior to the Effective Time. The Parties shall use all commercially reasonable efforts to ensure that they take no actions, through the exchange of confidential information or otherwise, in breach of the Competition Act or any other applicable competition laws, and notwithstanding anything contained in this Agreement, Safety Shot shall not control or materially influence Yerbaé until following the Effective Time. The Parties hereby acknowledge and agree that no investigations pursuant to this Section 3.8 shall affect or be deemed to modify any representation or warranty made by any Party herein.

3.9	Privacy Matters

(a)	For the purposes of this Section 3.9, “Transaction Personal Information” means the Personal Information transferred, disclosed or conveyed to one Party or any of its Representatives or agents (a “Recipient”) by or on behalf of another Party (a “Transferor”) as a result of or in conjunction with the Arrangement, and includes all such Personal Information transferred, disclosed or conveyed to the Recipient prior to the execution of this Agreement.

(b)	Each Transferor acknowledges and confirms that the transfer, disclosure, communication or conveyance of Transaction Personal Information is necessary for the purposes of determining if the Parties shall proceed with the Arrangement and, if the determination is made to proceed with the Arrangement, to carry on the business and complete the Arrangement.

(c)	In addition to its other obligations hereunder, the Recipient covenants and agrees to, prior to the completion of the Arrangement:

(i)	collect, use and disclose the Transaction Personal Information solely for the purpose of reviewing, determining whether to proceed with and completing the Arrangement;

(ii)	where required by Applicable Law or Data Security Requirements, not communicate Transaction Personal Information without the consent of the individual concerned, unless authorized to do so by Applicable Law; and

(iii)	protect and safeguard the confidentiality of the Transaction Personal Information using security safeguards appropriate to the sensitivity of the Transaction Personal Information and in accordance with Applicable Law or Data Security Requirements.

3.10	De-Listing of Yerbaé Shares

Subject to Applicable Law, Safety Shot and Yerbaé shall and shall cause their respective Affiliates, as applicable, to cooperate with one another in taking, or causing to be taken, all actions necessary to de-list the Yerbaé Shares from the TSXV as promptly as practicable following the Effective Time (including, if requested by Safety Shot, such items as may be necessary to de-list the Yerbaé Shares on the Effective Date).

3.11	Control of Safety Shot’s or Yerbaé’s Operations.

Nothing contained in this Agreement shall give Safety Shot or Yerbaé, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time and each of Safety Shot and Yerbaé shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

ARTICLE 4

ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

4.1	Non-Solicitation

(a)	Except as expressly provided in this Article 4, or to the extent Safety Shot has otherwise consented in writing (which consent shall be in Safety Shot’s sole discretion), Yerbaé shall not, and shall cause the Yerbaé Subsidiaries not to, directly or indirectly, through any of its Representatives (and in so doing shall instruct its and the Yerbaé Subsidiaries’ Representatives not to, directly or indirectly):

(i)	solicit, assist, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, Books and Records or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(ii)	enter into or otherwise engage or participate in any discussions or negotiations with, or disclose any non-public information or data relating to Yerbaé or the Yerbaé Subsidiaries to, any Person (other than Safety Shot and its Affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, provided that Yerbaé may (i) advise any Person of the restrictions of this Agreement, and (ii) advise any Person making an Acquisition Proposal that the Yerbaé Board (or the relevant committee thereof) has determined that their Acquisition Proposal does not constitute a Superior Proposal;

(iii)	make a Change in Recommendation; or

(iv)	accept or enter into or publicly propose to accept or enter into any agreement, understanding, letter of intent, memorandum of understanding, joint venture agreement, or arrangement with any Person (other than Safety Shot or any of its Affiliates) (i) in respect of an Acquisition Proposal or (ii) requiring, intending to cause, or which could reasonably be expected to cause Yerbaé to abandon, terminate or fail to consummate the Arrangement or any other transactions contemplated by this Agreement.

(b)	Except as expressly provided in this Article 4, Yerbaé shall, and shall cause the Yerbaé Subsidiaries and their respective Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities with any Person (other than Safety Shot and its Affiliates) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection with such termination shall:

(i)	discontinue access to and disclosure of all information regarding Yerbaé or any of the Yerbaé Subsidiaries, including any data room, any confidential information, properties, facilities and Books and Records; and

(ii)	promptly (and in any event within two (2) Business Days) request (i) the return or destruction of all copies of any confidential information regarding Yerbaé or any of the Yerbaé Subsidiaries provided to any Person other than Safety Shot and its Representatives, and (ii) the destruction of all material including or incorporating or otherwise reflecting such confidential information regarding Yerbaé or any of the Yerbaé Subsidiaries, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are complied with in accordance with the terms of such rights.

(c)	Any violation of the foregoing Sections 4.1(a) or 4.1(b) by any Yerbaé Subsidiary or by any Representatives of Yerbaé or any Yerbaé Subsidiary, whether or not such Representative is so authorized and whether or not such Representative is purporting to act on behalf of Yerbaé or any of the Yerbaé Subsidiaries or otherwise, shall be deemed to be a breach of this Agreement by Yerbaé.

(d)	Yerbaé represents and warrants that it has not waived any confidentiality, standstill or similar agreement, restriction or covenant in effect as of the date of this Agreement to which Yerbaé or any of the Yerbaé Subsidiaries is a party, and Yerbaé covenants and agrees that (a) Yerbaé shall enforce each confidentiality, standstill or similar agreement, restriction or covenant to which Yerbaé or any of the Yerbaé Subsidiaries is a party or may hereafter become a party in accordance with Section 4.3, and (b) neither Yerbaé nor any of the Yerbaé Subsidiaries have released or will, without the prior written consent of Safety Shot (which may be withheld or delayed in Safety Shot’s sole and absolute discretion), release any Person from, or waive, amend, suspend or otherwise modify such Person’s obligations respecting Yerbaé, or any of the Yerbaé Subsidiaries, under any confidentiality, standstill or similar agreement or restriction to which Yerbaé or any of the Yerbaé Subsidiaries is a party or may hereafter become a party in accordance with Section 4.3.

4.2	Notification of Acquisition Proposals

(a)	If Yerbaé or any of the Yerbaé Subsidiaries or, to the knowledge of Yerbaé, any of their respective Representatives, receives or otherwise becomes aware of either: (a) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to an Acquisition Proposal, or (b) any request for copies of, access to, or disclosure of, confidential information relating to Yerbaé or any of the Yerbaé Subsidiaries, Yerbaé shall promptly notify Safety Shot, at first orally, and then promptly, and in any event within 24 hours, in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and copies of material documents, correspondence or other material received in respect of, from or on behalf of any such Person if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such communication to Yerbaé by or on behalf of any such Person. Yerbaé agrees that it shall simultaneously provide to Safety Shot any non-public information concerning itself or the Yerbaé Subsidiaries provided to any other Person or group in connection with any Acquisition Proposal that was not previously provided to Safety Shot.

(b)	Yerbaé shall keep Safety Shot fully informed of the status of developments and negotiations with respect to such Acquisition Proposal, inquiry, proposal, offer or request, including the identity of the parties and the price involved and any material changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and shall provide to Safety Shot copies of all material correspondence if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence or communication to Yerbaé by or on behalf of any Person making such Acquisition Proposal, inquiry, proposal, offer or request.

4.3	Responding to an Acquisition Proposal

(a)	Notwithstanding Section 4.1 and any other provision of this Agreement, if at any time prior to obtaining the Yerbaé Shareholder Approval, Yerbaé receives a request for non-public information, or to enter into discussions, from a Person or group of Persons that proposes to Yerbaé an unsolicited Acquisition Proposal then Yerbaé may (i) provide copies of, access to or disclosure of confidential information, properties, facilities, or Books and Records to such Person or group of Persons and their respective Representatives and/or (ii) enter into, participate, facilitate and maintain discussions or negotiations with, and otherwise cooperate with or assist, the Person or group of Persons making such request, provided that, if and only if:

(i)	the Yerbaé Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes, or is reasonably likely to constitute or lead to, a Superior Proposal and has promptly provided Safety Shot with written confirmation thereof;

(ii)	such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-solicitation or similar agreement with Yerbaé;

(iii)	Yerbaé has been, and continues to be, in compliance with its obligations under this Article 4 in all respects and such Acquisition Proposal was not initiated, solicited, knowingly encouraged or knowingly facilitated by Yerbaé or any of the Yerbaé Subsidiaries or any of their respective Representatives;

(iv)	prior to providing any such copies, access, or disclosure, Yerbaé enters into a confidentiality and standstill agreement with such Person on terms no less favourable than the Confidentiality Agreement and that does not prohibit compliance by Safety Shot with any of the provisions of this Agreement, a copy of which shall be provided for informational purposes only to Safety Shot; and

(v)	the Yerbaé Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that the failure to provide such non-public information or enter into such discussions would be inconsistent with its fiduciary duties under Applicable Law.

4.4	Right to Match

(a)	If Yerbaé receives an Acquisition Proposal that the Yerbaé Board determines, in good faith after consultation with its outside financial and legal advisors, constitutes a Superior Proposal prior to obtaining the Yerbaé Shareholder Approval, the Yerbaé Board may, subject to compliance with Section 8.2, enter into a definitive agreement or make a Change in Recommendation with respect to such Superior Proposal, if and only if:

(i)	Yerbaé has been, and continues to be, in compliance with its obligations under this Article 4 in all respects and such Acquisition Proposal was not initiated, solicited, knowingly encouraged or knowingly facilitated by Yerbaé or any of the Yerbaé Subsidiaries or any of their respective Representatives;

(ii)	the Person making the Acquisition Proposal was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-solicitation or similar agreement with Yerbaé;

(iii)	Yerbaé has delivered to Safety Shot a written notice of the determination of the Yerbaé Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Yerbaé Board to enter into such definitive agreement with respect to such Superior Proposal and/or withdraw or modify the Yerbaé Board Recommendation, which written notice specifies the material terms and conditions of such Superior Proposal and provides the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated (the “Superior Proposal Notice”);

(iv)	at least ten (10) full Business Days (the “Matching Period”) have elapsed from the date on which Safety Shot received the Superior Proposal Notice;

(v)	during any Matching Period, Safety Shot has had the opportunity (but not the obligation), in accordance with Section 4.4(b), to offer to amend this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal and Yerbaé has negotiated, and caused its Representatives to negotiate, in good faith with Safety Shot to the extent Safety Shot wishes to negotiate any revisions to the terms of this Agreement that Safety Shot proposes pursuant to Section 4.4(b);

(vi)	after the Matching Period, the Yerbaé Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (if applicable, compared to the terms of the Arrangement as proposed to be amended by Safety Shot under Section 4.4(b)); and

(vii)	prior to or concurrently with entering into such definitive agreement or withdrawing or modifying the Yerbaé Board Recommendation, Yerbaé terminates this Agreement pursuant to Section 8.1(a)(vii)(B) and pays Safety Shot the Termination Fee.

(b)	Yerbaé acknowledges and agrees that, during the Matching Period, Safety Shot shall have the opportunity, but not the obligation, to propose to amend the terms of this Agreement, including an increase in, or modification of, the Consideration. During the Matching Period: (a) the Yerbaé Board shall review any offer made by Safety Shot under this Section 4.4(b) to amend the terms of this Agreement and the Arrangement in good faith in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) Yerbaé shall negotiate in good faith with Safety Shot to make such amendments to the terms of this Agreement or the Plan of Arrangement as would enable Safety Shot to proceed with the transactions contemplated by this Agreement on such amended terms. If the Yerbaé Board determines that such Acquisition Proposal would cease to be a Superior Proposal, Yerbaé shall promptly so advise Safety Shot and Yerbaé and Safety Shot shall amend this Agreement to reflect such offer made by Safety Shot, and shall take and cause to be taken all such actions as are necessary to give effect to the foregoing.

(c)	Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the Consideration (or value of such Consideration) to be received by Yerbaé Shareholders or other material terms or conditions thereof shall constitute a new Acquisition Proposal for the purposes of this Section 4.4, and Safety Shot shall be afforded a new Matching Period from the later of the date on which Safety Shot received the Superior Proposal Notice with respect to the new Superior Proposal from Yerbaé.

(d)	At the written request of Safety Shot, the Yerbaé Board shall promptly reaffirm the Yerbaé Board Recommendation by press release after any Acquisition Proposal which the Yerbaé Board has determined not to be a Superior Proposal is publicly announced or publicly disclosed or the Yerbaé Board determines that a proposed amendment to the terms of this Agreement or the Plan of Arrangement as contemplated under Section 4.4(b) would result in an Acquisition Proposal no longer being a Superior Proposal. Yerbaé shall provide Safety Shot and its outside legal counsel with a reasonable opportunity to review and comment on the form and content of any such press release and shall make all reasonable amendments to such press release as requested by Safety Shot and its counsel.

(e)	Nothing in this Agreement shall prohibit the Yerbaé Board from responding through a directors’ circular or otherwise as required by Applicable Securities Laws to an Acquisition Proposal provided that Yerbaé shall provide Safety Shot and its counsel with a reasonable opportunity to review the form and content of such disclosure and shall give reasonable consideration to any comments made by Safety Shot and its counsel. Further, nothing in this Agreement shall prevent the Yerbaé Board from making any disclosure to the Yerbaé Shareholders if the Yerbaé Board, acting in good faith and upon the advice of its outside legal and financial advisors, shall have determined that the failure to make such disclosure would be inconsistent with the fiduciary duties of the Yerbaé Board or such disclosure is otherwise required under Applicable Law; provided, however, that, notwithstanding the Yerbaé Board shall be permitted to make such disclosure, the Yerbaé Board shall not be permitted to make a Change in Recommendation, other than as permitted by Section 4.4(a) and provided that Yerbaé shall provide Safety Shot and its counsel with a reasonable opportunity to review the form and content of such disclosure and shall give reasonable consideration to any comments made by Safety Shot and its counsel.

(f)	Any violation of the restrictions set forth in this Section 4.4 by the Yerbaé Subsidiaries or Yerbaé’s or the Yerbaé Subsidiaries’ respective Representatives shall be deemed to be a breach of this Section 4.4 by Yerbaé. Furthermore, Yerbaé shall be responsible for any breach of this Section 4.4 by the Yerbaé Subsidiaries and its and their respective Representatives.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

5.1	Representations and Warranties of Safety Shot

Safety Shot hereby represents and warrants to and in favour of Yerbaé and acknowledges that Yerbaé is relying upon such representations and warranties in connection with the matters contemplated by this Agreement and the consummation of the Arrangement:

(a)	Organization, Status and Qualification. Safety Shot is duly formed and is validly subsisting, under the laws of its jurisdiction of formation and has the requisite power and authority to own, lease and operate its properties and assets and to conduct its business as now owned and conducted. Safety Shot is duly qualified to carry on business in each jurisdiction in which its assets and properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not, individually or in the aggregate, have a Safety Shot Material Adverse Effect.

(b)	Authorization. Safety Shot has all necessary corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the Contracts, agreements and instruments required by this Agreement to be delivered by it and the performance of its obligations hereunder and thereunder (subject to approval of the Safety Shot Board of the Safety Shot Circular and matters relating to and to be approved at the Safety Shot Meeting).

(c)	Enforceability. This Agreement has been duly executed and delivered by Safety Shot and (assuming due execution and delivery by Yerbaé) is a legal, valid and binding obligation of Safety Shot enforceable against Safety Shot in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Law of general application relating to or affecting the rights of creditors generally and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction. Each of the Contracts, agreements and instruments required by this Agreement to be delivered by Safety Shot will, at the Effective Time, have been duly executed and delivered by Safety Shot and (assuming due execution and delivery by Yerbaé) will at the Effective Time be enforceable against Safety Shot in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and other Applicable Law of general application relating or affecting the rights of creditors generally and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.

(d)	No Violations. Other than as permitted or contemplated under this Agreement, none of the execution and delivery of this Agreement by Safety Shot, the consummation by Safety Shot of the Arrangement or any of the transactions contemplated by this Agreement or compliance by Safety Shot with any of the provisions hereof will:

(i)	violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which with or without notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of its constating or governing documents;

(ii)	other than as set out in Schedule 5.1(d)(ii) of the Safety Shot Disclosure Letter, allow any Person to exercise any rights, require any consent or notice under or other action by any Person, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Safety Shot is entitled (including by triggering any rights of first refusal or first offer or other restrictions or limitations) under any Contract to which it is a party, except as would not reasonably be expected to have, individually or in the aggregate, a Safety Shot Material Adverse Effect or impede the consummation of the Arrangement;

(iii)	subject to obtaining the Regulatory Approvals and Safety Shot Stockholder Approval, violate any Applicable Law; or

(iv)	result in any restriction on Safety Shot from engaging in its business, as now conducted, or from competing with any Person or in any geographical area and does not and will not trigger or cause to arise any rights of any Person under any contract or arrangement to restrict Safety Shot from engaging in its business, as now conducted.

Other than in connection with obtaining any required Regulatory Approvals, compliance with any Applicable Law, stock exchange rules and policies, the Interim Order and the Final Order, no Authorization of, or other action by or in respect of, or filing, recording, registering or publication with, or notification to, any Governmental Entity is necessary on the part of Safety Shot for the consummation by Safety Shot of its obligations in connection with the Arrangement under this Agreement or for the completion of the Arrangement, except for such Authorizations and filings as to which the failure to obtain or make would not materially impede or delay the ability of Safety Shot to consummate the Arrangement.

(e)	Compliance with Applicable Law; No Orders. Safety Shot and each Safety Shot Subsidiary has complied with all Applicable Law in all material respects and is not in violation of any Applicable Law in any material respect except where the failure to so comply would not reasonably be expected to have a Safety Shot Material Adverse Effect.

(f)	Regulatory Approvals. As at the date of this Agreement, there are no Regulatory Approvals required to be obtained by Safety Shot or any Safety Shot Subsidiary in connection with this Agreement or the Arrangement other than the acceptance of the NASDAQ.

(g)	Capitalization.

(i)	Safety Shot is authorized to issue 100,000 shares of preferred stock and 100,000,000 Safety Shot Shares, of which nil shares of preferred stock and 62,790,314 Safety Shot Shares are outstanding as at the date hereof.

(ii)	The total aggregate number of Consideration Shares issuable hereunder will at the Effective Time have been duly authorized and reserved for issuance and will, on issuance, be validly issued, fully paid and non-assessable.

(h)	Bankruptcy. Neither Safety Shot nor any Safety Shot Subsidiary is an insolvent Person within the meaning of the Bankruptcy and Insolvency Act (Canada) or any other Applicable Law regarding bankruptcy, insolvency or creditor’s rights generally and nor has any such entity made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof, and no petition for a receiving order has been presented in respect of it. Neither Safety Shot nor any Safety Shot Subsidiary has initiated proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver or interim receiver has been appointed in respect of Safety Shot or any Safety Shot Subsidiary or any of the assets of Safety Shot and no execution or distress has been levied on any of the assets of Safety Shot, nor have proceedings been commenced in connection with any of the foregoing.

(i)	Registrant Status and Stock Exchange Compliance. Safety Shot is an SEC registrant. There is no Order delisting, suspending or cease trading any securities of Safety Shot. The Safety Shot Shares are listed and posted for trading on the NASDAQ, and are not listed or quoted on any market other than the NASDAQ, and Safety Shot is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ. No Securities Authority, other competent authority or stock exchange in Canada or the United States has issued any order which is currently outstanding preventing or suspending trading in any securities of Safety Shot, no such proceeding is, to the knowledge of Safety Shot, pending, contemplated or threatened and neither Safety Shot or any Safety Shot Subsidiary is in material default of any requirement of any Applicable Law.

(j)	U.S. Securities Law Matters.

(i)	The Safety Shot Shares are registered pursuant to Section 12(b) of the U.S. Exchange Act and Safety Shot is in compliance with its reporting obligations pursuant to Section 13 of the U.S. Exchange Act.

(ii)	Other than the Safety Shot Shares, Safety Shot does not have, nor is it required to have, any class of securities registered under the U.S. Exchange Act, nor is Safety Shot subject to any reporting obligations (whether active or suspended) pursuant to Section 15(d) of the U.S. Exchange Act.

(iii)	Safety Shot is not an investment company registered or required to be registered under the Investment Company Act of 1940, as amended.

(k)	Reports. Safety Shot has timely filed true and correct copies of documents that Safety Shot is required to file under U.S. Securities Laws, other than such documents that the failure to file would, individually or in the aggregate, not have a Safety Shot Material Adverse Effect.

(l)	Financial Statements.

(i)	The audited consolidated financial statements for Safety Shot as of and for each of the fiscal years ended on December 31, 2023 and 2022 including the notes thereto and the interim consolidated financial statements for the nine (9) month period ended September 30, 2024 including the notes thereto (collectively, the “Safety Shot Financial Statements”) have been, and all financial statements of Safety Shot which are publicly disseminated by Safety Shot in respect of any subsequent periods prior to the Effective Date will be, prepared in accordance with U.S. GAAP applied on a basis consistent with prior periods and all Applicable Law and present fairly, in all material respects, the assets, Liabilities (whether accrued, absolute, contingent or otherwise), consolidated financial position and results of operations of Safety Shot and the Safety Shot Subsidiaries as of the respective dates thereof and its results of operations and cash flows for the respective periods covered thereby (except as may be indicated expressly in the notes thereto).

(ii)	As of the date of this Agreement, none of Safety Shot, any of the Safety Shot Subsidiaries or, to Safety Shot’s knowledge, any director, officer, auditor, accountant or representative of Safety Shot or any of the Safety Shot Subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion or claim that Safety Shot or any of the Safety Shot Subsidiaries has engaged in questionable accounting or auditing practices or any expression of concern from its Employees regarding questionable accounting or auditing matters.

(m)	Litigation. To the knowledge of Safety Shot, other than as set out in Schedule 5.1(m) of the Safety Shot Disclosure Letter, there are no investigations by Governmental Entities, actions, suits or proceedings in progress, pending or threatened against Safety Shot or any of the Safety Shot Subsidiaries, which if successful, would reasonably be expected to have a Safety Shot Material Adverse Effect or would significantly impede the ability of Safety Shot to consummate the Arrangement.

(n)	Undisclosed Liabilities. There are no Liabilities or obligations of Safety Shot of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than Liabilities or obligations: (i) disclosed in the Safety Shot Financial Statements; (ii) incurred in the ordinary course of business since September 30, 2024; (iii) incurred in connection with this Agreement; or (iv) that would not be reasonably expected to have, individually or in the aggregate, a Safety Shot Material Adverse Effect.

(o)	No Restrictions on Business. Safety Shot is not a party to or bound or affected by any commitment, agreement, judgment, injunction, order, decree or document binding upon Safety Shot that has or could reasonably be expected to have the effect of prohibiting, restricting or impairing its business, or individually or in the aggregate, having a Safety Shot Material Adverse Effect or containing any covenant expressly prohibiting, restricting or limiting its freedom or ability to: (i) compete in any line of business or geographic region; (ii) transfer or move any of the assets or operations; (iii) conduct any business practice of Safety Shot as now conducted; or (iv) effect any acquisition of property by Safety Shot (including following the transactions contemplated by this Agreement).

(p)	Intellectual Property. Except as would not be reasonably expected to have, individually or in the aggregate, a Safety Shot Material Adverse Effect: (i) Safety Shot and the Safety Shot Subsidiaries, as applicable, own or possess, or have a licence to or otherwise have the right to use, all Intellectual Property which is material and necessary for the conduct of its business as presently conducted; and (ii) to the knowledge of Safety Shot, neither Safety Shot nor any of the Safety Shot Subsidiaries is infringing on any intellectual property right of any third party.

(q)	Public Disclosure. The information and statements set forth in the Safety Shot Public Record were true, correct and complete, and did not contain any misrepresentation, as of the date of such information or statement.

(r)	No Material Change. Since September 30, 2024, other than as disclosed in the Safety Shot Public Record:

(i)	there has not been any Safety Shot Material Adverse Change (on a consolidated basis) and as of the date of this Agreement, there have been no material facts, transactions, events or occurrences which, to the knowledge of Safety Shot, would reasonably be expected to have a Safety Shot Material Adverse Effect (on a consolidated basis);

(ii)	Safety Shot and the Safety Shot Subsidiaries have not issued, sold, transferred, disposed of, acquired, redeemed, granted options or rights to purchase, rights of first refusal or subscription rights, or sold any securities of Safety Shot or the Safety Shot Subsidiaries (or securities convertible into or exchangeable for Safety Shot Shares) or permitted any reclassifications of any securities of Safety Shot or any of the Safety Shot Subsidiaries;

(iii)	Safety Shot and the Safety Shot Subsidiaries have not amended or modified their constating documents;

(iv)	Safety Shot and the Safety Shot Subsidiaries have not declared, paid or otherwise set aside for payment any non-cash dividend or other non-cash distribution with respect to the Safety Shot Shares or any other equity securities;

(v)	Safety Shot and the Safety Shot Subsidiaries have not merged or consolidated with, or acquired all or substantially all the assets of, or otherwise acquired, any business, business organization or division thereof, or any other Person;

(vi)	no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) which has had, or is reasonably likely to have, individually or in the aggregate, a Safety Shot Material Adverse Effect has been incurred;

(vii)	there has not been any material change to the accounting practices used by Safety Shot and the Safety Shot Subsidiaries;

(viii)	no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) which has had, or is reasonably likely to have, individually or in the aggregate, a Safety Shot Material Adverse Effect has been incurred;

(ix)	there has not been any satisfaction or settlement of any material claims or material Liabilities, other than the settlement of claims or Liabilities in the ordinary course of business; and

(x)	Safety Shot and the Safety Shot Subsidiaries have conducted their business only in the ordinary and normal course consistent with past practice, except for the transactions contemplated by this Agreement.

(s)	Taxes. Other than as set out in Schedule 5.1(s) of the Safety Shot Disclosure Letter, Safety Shot and the Safety Shot Subsidiaries have timely filed all material Tax Returns required to be filed in all applicable jurisdictions and such Tax Returns are, in all material respects, true, complete and correct, and have been prepared and filed in all material respects in accordance with Applicable Law. Safety Shot and the Safety Shot Subsidiaries have made and remitted all material amounts of required deductions or withholdings of Taxes, and have paid all Taxes payable by Safety Shot and any of the Safety Shot Subsidiaries as and when due and payable.

(t)	Corporate Records. The corporate records and minute books, books of account and other records of Safety Shot and each Safety Shot Subsidiary have (whether of a financial or accounting nature or otherwise) been maintained in accordance with, in all material respects, all Applicable Law and prudent business practice and are complete and accurate in all material respects. Copies of the constating documents of Safety Shot and each Safety Shot Subsidiary, together with all amendments to date, which are included in the Safety Shot Information, are accurate and complete in all material respects and have not been amended or superseded.

(u)	Anti-Corruption.

(i)	Safety Shot has not, directly or indirectly: (A) made, offered or authorized any contribution, payment, promise, advantage or gift of funds or property to any official, employee or agent of any Governmental Entity of any jurisdiction or any official of any public international organization; or (B) made any contribution to any candidate for public office, in either case where either the payment or the purpose of such contribution, payment, promise, advantage or gift would violate, or was or would be prohibited under, Applicable Law, including the principles described in the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and the Convention’s Commentaries, the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada) or the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the rules and regulations promulgated thereunder.

(ii)	No action, suit or proceeding by or before any court or Governmental Entity or any arbitrator involving Safety Shot is pending or threatened under any applicable financial recordkeeping and reporting requirements and under all applicable money laundering laws and statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity, whether in Canada, the United States or other jurisdictions.

(iii)	None of Safety Shot nor any director, officer, agent, Employee or any other Person acting on behalf of Safety Shot, has been or is the subject of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) (including but not limited to the designation as a “specially designated national or blocked person” thereunder), the Government of Canada, Her Majesty’s Treasury, the European Union or any other relevant sanctions authority; and Safety Shot is not in violation of any of the economic sanctions of the United States administered by OFAC or economic sanctions of any other relevant sanctions authority or any law or executive order relating thereto (the “Economic Sanctions”) or is conducting business with any Person subject to any Economic Sanctions (a “Sanctioned Person”); and neither Safety Shot nor any of its Affiliates are owned by or affiliated with a Sanctioned Person.

(v)	Safety Shot Fairness Opinion. The Safety Shot Board has received the Safety Shot Fairness Opinion, the conclusion of which has been communicated to Yerbaé and a true and complete copy of which, when executed and delivered in writing, will be made available to Yerbaé, and the Safety Shot Fairness Opinion has not been withdrawn or modified.

(w)	Freely Tradeable Shares. The Consideration Shares to be issued pursuant to the Arrangement, shall be registered or qualified for distribution, or exempt from or not subject to any requirement for registration or qualification for distribution, under Applicable Securities Laws. Such securities shall not be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act or under any other U.S. federal or state securities laws.

(x)	Non-Reliance. Yerbaé acknowledges that none of Safety Shot, any Safety Shot Subsidiary, nor any Safety Shot Stockholder makes any representation or warranty with respect to Safety Shot, any Safety Shot Subsidiary or the Arrangement other than those expressly set forth in this Section 5.1 or any other agreement or instrument entered into by Safety Shot pursuant to this Agreement, and Yerbaé has not relied on any statement of any Person in entering into this Agreement other than such express representations and warranties.

5.2	Representations and Warranties of Yerbaé

Yerbaé hereby represents and warrants to and in favour of Safety Shot as follows and acknowledges that Safety Shot is relying on these representations and warranties in connection with the matters contemplated by this Agreement and the consummation of the Arrangement:

(a)	Organization, Status and Qualification. Each of Yerbaé and each Yerbaé Subsidiary is a corporation duly incorporated, amalgamated or continued, or organized, as the case may be, and is validly subsisting, under the laws of the jurisdiction of its formation and has the requisite power and authority to own, lease and operate its respective properties and assets and to conduct its business as now owned and conducted. Each of Yerbaé and each Yerbaé Subsidiary is duly qualified to carry on business in each jurisdiction in which its assets and properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified will not, individually or in the aggregate, have a Yerbaé Material Adverse Effect.

(b)	Authorization. Yerbaé has all necessary corporate power and authority and has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the Contracts, agreements and instruments required by this Agreement to be delivered by it and the performance of its obligations hereunder and thereunder (subject to approval of the Yerbaé Board of the Yerbaé Circular and matters relating to and to be approved at the Yerbaé Meeting).

(c)	Enforceability. This Agreement has been duly executed and delivered by Yerbaé and (assuming due execution and delivery by Safety Shot) is a legal, valid and binding obligation of Yerbaé enforceable against it in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other Applicable Law of general application relating to or affecting the rights of creditors generally and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction. Each of the Contracts, agreements and instruments required by this Agreement to be delivered by it will, at the Effective Time, have been duly executed and delivered by it and (assuming due execution and delivery by the other parties thereto) will at the Effective Time be enforceable against it in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and other Applicable Law of general application relating or affecting the rights of creditors generally and that equitable remedies, including specific performance, may be granted only in the discretion of a court of competent jurisdiction.

(d)	No Violations. Other than as permitted or contemplated under this Agreement and subject to obtaining the consents and delivery of the notices set forth in Schedule 4.2(d) of the Yerbaé Disclosure Letter, none of the execution and delivery of this Agreement by Yerbaé, the consummation by Yerbaé of the Arrangement or any of the transactions contemplated by this Agreement or compliance by Yerbaé with any of the provisions hereof will:

(i)	violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which with or without notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of its constating or governing documents;

(ii)	allow any Person to exercise any rights, or constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Yerbaé is entitled (including by triggering any rights of first refusal or first offer or other restrictions or limitations) under any Yerbaé Material Contract;

(iii)	subject to obtaining the Regulatory Approvals and the Yerbaé Shareholder Approval in respect of the Arrangement, violate any Applicable Law; or

(iv)	result in any restriction on Yerbaé or any Yerbaé Subsidiary from engaging in its business, as now conduced, or from competing with any Person or in any geographical area and does not and will not trigger or cause to arise any rights of any Person under any contract or arrangement to restrict Yerbaé or any Yerbaé Subsidiary from engaging in its business, as now conducted.

Other than in connection with obtaining any required Regulatory Approvals, compliance with any Applicable Law, stock exchange rules and policies, the Interim Order and the Final Order, no Authorization of, or other action by or in respect of, or filing, recording, registering or publication with, or notification to, any Governmental Entity is necessary on the part of Yerbaé for the consummation by Yerbaé of its obligations in connection with the Arrangement under this Agreement or for the completion of the Arrangement, except for such Authorizations and filings as to which the failure to obtain or make would not materially impede or delay the ability of Yerbaé to consummate the Arrangement.

(e)	Subsidiaries. Other than the Yerbaé Subsidiaries, Yerbaé does not have any material Subsidiaries or own, directly or indirectly, any shares, partnership interest, limited liability company interest or joint venture interest in, or any security issued by, any other Person. All of the issued and outstanding equity interests of the Yerbaé Subsidiaries are owned beneficially and of record by Yerbaé and are fully paid and non-assessable.

(f)	Compliance with Applicable Law; No Orders. Yerbaé and each Yerbaé Subsidiary has complied with all Applicable Law in all material respects and is not in violation of any Applicable Law in any material respect except where the failure to so comply would not reasonably be expected to have a Yerbaé Material Adverse Effect.

(g)	Regulatory Approvals. As at the date of this Agreement, there are no Regulatory Approvals required to be obtained by Yerbaé or the Yerbaé Subsidiaries in connection with this Agreement or the Arrangement other than the Interim Order, the Final Order and the approval of the TSXV.

(h)	Authorized and Issued Capital. The authorized capital of Yerbaé consists of an unlimited number of Yerbaé Shares and 100,000,000 preferred shares. As of the date of this Agreement, there are issued and outstanding 63,085,228 Yerbaé Shares and nil Yerbaé preferred shares and no other shares are issued and outstanding. Other than: (i) Yerbaé Options to acquire up to 2,163,634 Yerbaé Shares; (ii) Yerbaé Warrants to acquire up to 12,925,405 Yerbaé Shares; (iii) $3,277,000 principal amount Convertible Debentures; (iv) Yerbaé RSUs to acquire up to 2,602,774 Yerbaé Shares; and (v) Yerbaé PSUs to acquire up to 1,480,865 Yerbaé Shares, there are no options, warrants or other rights, plans, agreements or commitments of any nature whatsoever requiring the issuance, sale or transfer by Yerbaé of any securities of Yerbaé (including Yerbaé Shares) or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any securities of Yerbaé (including Yerbaé Shares). All outstanding Yerbaé Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights. Other than the Yerbaé Shares, there are no securities of Yerbaé outstanding which have the right to vote generally with the Yerbaé Shareholders on any matter.

(i)	Significant Shareholders. To the knowledge of Yerbaé and other than as disclosed to Safety Shot, no Person beneficially owns, directly or indirectly, or exercises control or direction over, Yerbaé Shares representing more than 10% of the issued and outstanding Yerbaé Shares (each, a “Significant Shareholder”).

(j)	Bankruptcy. Neither Yerbaé nor any Yerbaé Subsidiary is an insolvent Person within the meaning of the Bankruptcy and Insolvency Act (Canada) or any other Applicable Law regarding bankruptcy, insolvency or creditor’s rights generally and nor has any such entity made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof, and no petition for a receiving order has been presented in respect of it. Neither Yerbaé nor any Yerbaé Subsidiary has initiated proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver or interim receiver has been appointed in respect of Yerbaé or any Yerbaé Subsidiary or any of the assets of Yerbaé and no execution or distress has been levied on any of the assets of Yerbaé, nor have proceedings been commenced in connection with any of the foregoing.

(k)	Securities Laws Matters.

(i)	Yerbaé is a reporting issuer under the Applicable Securities Laws in the provinces of British Columbia, and Alberta. The Yerbaé Shares are listed and posted for trading on the TSXV and no Order prohibiting the sale or issuance of the Yerbaé Shares has been issued and no (formal or informal) proceedings for such purpose are pending or, to the knowledge of Yerbaé, have been threatened. Yerbaé is not in default under the Applicable Securities Laws or the rules and policies of the TSXV.

(ii)	Yerbaé has not taken any action to cease to be a reporting issuer in the provinces of British Columbia or Alberta, nor has Yerbaé received notification from any Governmental Entities seeking to revoke the reporting issuer status of Yerbaé. No delisting, suspension of trading or cease trade or other Order or restriction with respect to any securities of Yerbaé or any Yerbaé Subsidiary is pending, in effect, has been threatened, or is expected to be implemented or undertaken, and Yerbaé is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to Applicable Securities Laws.

(iii)	Yerbaé has timely filed or furnished all of the Yerbaé Public Record required to be filed or furnished by Yerbaé with any Governmental Entity, except as disclosed to Safety Shot. Each of the filings comprising the Yerbaé Public Record, as filed, complied with Applicable Law and did not, as of the date filed (or, if amended or superseded by a subsequent filing prior to the date of this Agreement, on the date of such filing), contain any misrepresentation.

(iv)	Yerbaé has not filed any confidential material change report (which at the date of this Agreement remains confidential) or any other confidential filings (including redacted filings) filed with or furnished to any Governmental Entity. There are no outstanding or unresolved comments in comment letters from any Governmental Entity with respect to any of the Yerbaé Public Record and, to the knowledge of Yerbaé, neither Yerbaé nor anything contained in Yerbaé Public Record is the subject of an ongoing audit, review, comment or investigation by any Governmental Entity.

(l)	No Collateral Benefit. Except for the persons disclosed in Section 5.2(l) of the Yerbaé Disclosure Letter, no related party of Yerbaé (within the meaning of MI 61-101), together with its associated entities, beneficially owns or exercises control or direction over 1% or more of the outstanding Yerbaé Shares, except for related parties who will not receive a “collateral benefit” (within the meaning of MI 61-101) as a consequence of the transactions contemplated by this Agreement. The Yerbaé Disclosure Letter sets forth all Yerbaé Shares that are required by MI 61-101 to be excluded from voting on the Arrangement Resolution.

(m)	U.S. Securities Law Matters.

(i)	The Yerbaé Shares are registered pursuant to Section 12(g) of the U.S. Exchange Act and Yerbaé is in compliance with its reporting obligations pursuant to Section 13 of the U.S. Exchange Act.

(ii)	Other than the Yerbaé Shares, Yerbaé does not have, nor is it required to have, any class of securities registered under the U.S. Exchange Act, nor is Yerbaé subject to any reporting obligations (whether active or suspended) pursuant to Section 15(d) of the U.S. Exchange Act.

(iii)	Yerbaé is not an investment company registered or required to be registered under the U.S. Investment Company Act of 1940.

(iv)	Yerbaé is not, and on the Effective Date will not be a “shell company” (as defined in Rule 405 under the U.S. Securities Act).

(n)	Financial Statements.

(i)	The Yerbaé Financial Statements fairly present, in accordance with U.S. GAAP, consistently applied, the financial position and condition of Yerbaé at the dates thereof and the results of the operations of Yerbaé for the periods then ended and reflect, in accordance with U.S. GAAP, consistently applied, all material assets, Liabilities or obligations (absolute, accrued, contingent or otherwise) of Yerbaé, as at the dates thereof.

(ii)	Neither Yerbaé nor, to Yerbaé’s knowledge, any director, officer, Employee, auditor, accountant or representative of Yerbaé, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion, expression of concern or claim from any source, whether written or oral, regarding the accounting, internal accounting controls or auditing practices, procedures, methodologies or methods of Yerbaé or the Yerbaé Subsidiaries, including any material complaint, allegation, assertion, expression of concern or claim from any source that Yerbaé has engaged in questionable accounting or auditing practices, which has not been resolved to the satisfaction of the Yerbaé Board.

(o)	Litigation. To the knowledge of Yerbaé, there are no investigations by Governmental Entities, actions, suits or proceedings in progress, pending or threatened against Yerbaé or any of the Yerbaé Subsidiaries, which if successful, would reasonably be expected to have a Yerbaé Material Adverse Effect or would significantly impede the ability of Yerbaé to consummate the Arrangement.

(p)	Undisclosed Liabilities. There are no Liabilities or obligations of Yerbaé of any kind whatsoever whether accrued, contingent, absolute, determined, determinable or otherwise, other than Liabilities or obligations: (i) disclosed in the Yerbaé Financial Statements; (ii) incurred in the ordinary course of business since September 30, 2024; (iii) incurred in connection with this Agreement; or (iv) that would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect.

(q)	No Restrictions on Business. Neither Yerbaé nor any Yerbaé Subsidiary is a party to or bound or affected by any commitment, agreement, judgment, injunction, order, decree or document binding upon Yerbaé or such Yerbaé Subsidiary that has or could reasonably be expected to have the effect of prohibiting, restricting or impairing its business, or individually or in the aggregate, having a Yerbaé Material Adverse Effect or containing any covenant expressly prohibiting, restricting or limiting its freedom or ability to: (i) compete in any line of business or geographic region; (ii) transfer or move any of the assets or operations; (iii) conduct any business practice of Yerbaé or such Yerbaé Subsidiary as now conducted; or (iv) effect any acquisition of property by Yerbaé or such Yerbaé Subsidiary (including following the transactions contemplated by this Agreement).

(r)	Real Property.

(i)	Except as would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect: (A) Yerbaé and the Yerbaé Subsidiaries, as applicable, have valid, good and marketable title to all of the real or immovable property owned by them (collectively, the “Yerbaé Owned Properties”) free and clear of any Liens, except for Permitted Liens; and (B) there are no outstanding options or rights of first refusal to purchase the Yerbaé Owned Properties or any portion thereof or interest therein.

(ii)	Except as would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect: (A) each lease or sublease for real and immovable property leased or subleased by Yerbaé or any Yerbaé Subsidiaries creates a good and valid leasehold estate in the premises thereby demised and is in full force and effect; (B) none of Yerbaé or any Yerbaé Subsidiaries is in breach of, or default under, such lease or sublease and no event has occurred which, with notice, lapse of time or both, would constitute such a breach or default by Yerbaé or any Yerbaé Subsidiaries or permit termination, modification or acceleration by any third party thereunder; and (C) to the knowledge of Yerbaé, no third party has repudiated or has the right to terminate or repudiate any such lease or sublease (except for the normal exercise of remedies in connection with a default thereunder or any termination rights set forth in the lease or sublease) or any provision thereof.

(s)	Personal Property. Yerbaé and the Yerbaé Subsidiaries have valid, good and marketable title to all personal property owned by them, except as would not, individually or in the aggregate, be reasonably expected to have a Yerbaé Material Adverse Effect.

(t)	Intellectual Property.

(i)	Schedule 5.2(t)(i) of the Yerbaé Disclosure Letter contains a complete and correct list of all registrations and applications for patents, trademarks, trade names, service marks, service names, brand names, copyrights, know-how and software, and any other material Intellectual Property used or held for use in the operation of Yerbaé’s business, together with a complete list of all licenses granted by or to Yerbaé with respect to any of the foregoing (other than licenses and shrink wrap licenses for commercial off-the-shelf software products with annual fees of less than $50,000). Schedule 5.2(t)(i) of the Yerbaé Disclosure Letter also lists for each such item, where applicable, (A) the name of the record owner; (B) the applicable application, registration or serial or other similar identification number; (C) the jurisdiction in which such item has been registered or filed; (D) the date of filing or issuance; and (E) a list of any approvals required with respect to any content incorporated into any item set forth on Schedule 5.2(t)(ii) of the Yerbaé Disclosure Letter and, if any such approval is required, the name and contact information associated therewith.

(ii)	Schedule 5.2(t)(ii) of the Yerbaé Disclosure Letter contains the following information: (A) a list of any and all domain names associated with Yerbaé; (B) contact information for the domain owner responsible for authorizing transfer, unlocking the domain and providing Safety Shot with the domain key; (C) a list of any existing websites social media pages (e.g., Facebook, Twitter, LinkedIn, etc.) and a description of any intranet for Yerbaé (if any exist); (D) contact information for the owner of each item included in subsection (C) above and administrative access to the accounts relating thereto (login information); and (E) a list of any approvals required with respect to any content incorporated into any item set forth on Schedule 5.2(t)(ii) of the Yerbaé Disclosure Letter and, if any such approval is required, the name and contact information associated therewith.

(iii)	(A) Yerbaé and the Yerbaé Subsidiaries, as applicable, own or possess, or have an exclusive licence to or otherwise have the exclusive right to use, all Intellectual Property which is material to and necessary for the conduct of its business as presently conducted (collectively, the “Yerbaé Intellectual Property Rights”) in each case without payment obligations to any third party, free and clear of any Liens as of the Effective Date, and not subject to termination by any third party; (B) all such Yerbaé Intellectual Property Rights that are registrations and applications for patents, trademarks, trade names, service marks, service names, brand names, copyrights, know-how and software (collectively, the “Yerbaé Registered IP”) are owned by Yerbaé or the Yerbaé Subsidiaries and are valid and enforceable; (C) no third party is infringing upon the Yerbaé Intellectual Property Rights; (D) there is no pending or threatened, action, suit, proceeding or claim by others challenging Yerbaé’s or any of the Yerbaé Subsidiaries’ rights in or to any Yerbaé Intellectual Property Rights, and Yerbaé and the Yerbaé Subsidiaries are unaware of any facts which would form a reasonable basis for any such claim; (E) the Yerbaé Intellectual Property Rights have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Yerbaé Intellectual Property Rights, and Yerbaé and the Yerbaé Subsidiaries are unaware of any facts which would form a reasonable basis for any such claim; (F) there is no pending or threatened action, suit, proceeding or claim by others that Yerbaé or any of the Yerbaé Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither Yerbaé nor any of the Yerbaé Subsidiaries has received any written notice of such claim and Yerbaé the Yerbaé Subsidiaries are unaware of any other facts which would form a reasonable basis for any such claim; and (G) no current or former Employee or contractor of Yerbaé or any of the Yerbaé Subsidiaries is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such Employee or contractor’s employment with Yerbaé or any of the Yerbaé Subsidiaries or actions undertaken by the Employee or contractor while employed with Yerbaé or any of the Yerbaé Subsidiaries.

(iv)	Yerbaé and the Yerbaé Subsidiaries have taken commercially reasonable steps in accordance with normal industry practice to maintain, protect and enforce their rights in any trade secrets in Yerbaé’s Intellectual Property, and there has been no unauthorized disclosure to any third party of the same.

(v)	All Persons who have participated in or contributed to the creation, authorship, conception, or development for or on behalf of Yerbaé or any of the Yerbaé Subsidiaries of any Yerbaé Intellectual Property, in whole or in part, have executed and delivered to Yerbaé or the applicable Yerbaé Subsidiary a Contract (A) restricting the disclosure and use by such Person of any trade secrets in the Yerbaé Intellectual Property and (B) providing for the irrevocable and unconditional assignment, using present tense assignment language, by such Person to Yerbaé or the applicable Yerbaé Subsidiary of all right, title, and interest in and to all Yerbaé Intellectual Property Rights arising out of such Person’s employment by, engagement by, or contract with Yerbaé or any Yerbaé Subsidiary, or where such rights, including moral rights, are incapable of assignment, they have been waived. No funding, facilities or personnel of any Governmental Entities were used by Yerbaé to develop any Yerbaé Intellectual Property Rights. Yerbaé or any of the Yerbaé Subsidiaries is not now nor has ever been a member or promoter of, or a contributor to, any industry standards body or any similar organization that would reasonably be expected to require or obligate Yerbaé or any of the Yerbaé Subsidiaries to grant or offer to any other Person any license or right to any Yerbaé Intellectual Property Rights owned by Yerbaé or any of the Yerbaé Subsidiaries.

(vi)	The consummation of the transactions contemplated by the Arrangement Agreement will not cause a modification, cancellation, termination, suspension or acceleration of any right, obligation or payment with respect to any Yerbaé Intellectual Property Rights.

(u)	Employment Matters.

(i)	Section 5.2(u)(i) of the Yerbaé Disclosure Letter sets forth a complete and accurate list of all current Yerbaé employees and each such Employee’s (a) classification as exempt or non-exempt from the US Fair Labor Standards Act and applicable state law and, if exempt, the basis for such exemption; (b) rate of hourly pay or annual salary compensation; (c) terms of incentive compensation (including actual or potential bonus payments and the terms of any commission payments or programs); (d) title(s); (e) location of employment; (f) date of hire; (g) annual vacation, sick and other paid time off allowance; (h) amount of accrued vacation, sick and other paid time off and the economic value thereof; (i) description of other fringe benefits; (j) terms of severance benefits; (k) participation in any Employee Plan; and (l) whether the Employee is on a leave of absence, and if the Employee is on a leave, the classification of such leave and the expected date of the Employee’s return.

(ii)	Other than as disclosed in the Yerbaé Disclosure Letter, all Employees of Yerbaé are employed at will. No Employee of Yerbaé has any agreement as to length of notice or severance payment required to terminate his or her employment other than such as results from Applicable Law from the employment of an employee without an agreement as to notice or severance.

(iii)	Each Yerbaé Employee that has been classified as exempt from the Fair Labor Standards Act or any analogous Applicable Law during the three (3) years prior to the date of this Agreement has been properly classified as exempt and has been paid solely as a salaried employee. Yerbaé and the Yerbaé Subsidiaries have kept and retained accurate time records for the number of hours worked by each Yerbaé Employee who is classified as non-exempt from the Fair Labor Standards Act or any analogous Applicable Laws during the three (3) years prior to the date of this Agreement.

(iv)	Other than as disclosed in the Yerbaé Disclosure Letter, there are no change of control payments, golden parachutes, severance payments, retention payments, Contracts or other agreements with current or former Yerbaé Employees providing for cash or other compensation or benefits upon the consummation of, or relating to, the Arrangement, including a change of control of Yerbaé or any of the Yerbaé Subsidiaries, including the transaction contemplated by this Agreement.

(v)	Yerbaé and the Yerbaé Subsidiaries have paid in full, in compliance with their payroll practices and Applicable Law, all amounts due to the Yerbaé Employees, including but not limited to any wages, benefits, encashment of leaves, severance and notice pay, and there are no outstanding Liabilities whatsoever, with respect thereto, or any claims with respect thereof. All amounts that Yerbaé and the Yerbaé Subsidiaries are legally or contractually required to either (a) deduct from the Yerbaé Employees’ salaries and any other compensation or benefit or to transfer to such employees pursuant to an Employee Plan or (b) withhold from the Yerbaé Employees’ salaries and any other compensation or benefits and to pay to any Governmental Entity as required by any Applicable Law, have been duly deducted, transferred, withheld and paid, and Yerbaé and the Yerbaé Subsidiaries do not have any outstanding obligation to make any such deduction, transfer, withholding or payment (other than routine payments, deductions or withholdings to be timely made in the ordinary course of business and consistent with Applicable Law).

(vi)	Yerbaé and the Yerbaé Subsidiaries are in material compliance with all terms and conditions of employment and all Applicable Laws respecting employment, including hiring practices, pay equity, wages, hours of work, overtime, vacation, parental and family leave and pay, harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, employee trainings and notices, workers’ compensation, affirmative action, unemployment insurance and workers compensation.

(vii)	For the three (3) years prior to the date of this Agreement, there have been no charges and no charge is currently pending under applicable occupational health and safety legislation. Yerbaé has complied in all material respects with any orders issued under applicable occupational health and safety legislation and there are no appeals of any orders under applicable occupational health and safety legislation currently outstanding.

(viii)	For the three (3) years prior to the date of this Agreement, there have been no Yerbaé Employee related claims, complaints, investigations or orders under any Applicable Laws respecting employment and no claim, complaint, investigation or order is now pending or, to the knowledge of Yerbaé, threatened against Yerbaé and the Yerbaé Subsidiaries by or before any Governmental Entity as of the date of this Agreement and, as of the date of this Agreement, no such claims, complaints, investigations or orders could reasonably be expected to have a Yerbaé Material Adverse Effect. For the three (3) years prior to the date of this Agreement, Yerbaé and the Yerbaé Subsidiaries have addressed in all material respects all employment discrimination and sexual harassment allegations by, or against, any Yerbaé Employee of which Yerbaé has knowledge as required in accordance with applicable policies and procedures and Applicable Law. With respect to each such allegation with potential merit, Yerbaé and the Yerbaé Subsidiaries have taken prompt corrective actions intended to stop and/or redress the discriminatory or harassing conduct as required in accordance with applicable policies and procedures and Applicable Law.

(ix)	None of Yerbaé or the Yerbaé Subsidiaries is: (A) a party to any collective bargaining agreement with respect to any Yerbaé Employees or any contract with any employee association; or (B) is subject to any application for certification or, to the knowledge of Yerbaé, threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement and no trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent holds bargaining rights with respect to any employees of Yerbaé by way of certification, voluntary recognition or succession rights. There is no labour strike, dispute, work slowdown or stoppage pending or involving, or to the knowledge of Yerbaé threatened against Yerbaé or any of the Yerbaé Subsidiaries. For the three (3) years prior to the date of this Agreement, there have not been and to the knowledge of Yerbaé there are no threatened charges or complaints before the National Labor Relations Board or analogous state or foreign Governmental Entity.

(x)	Each current Yerbaé Employee, consultant or independent contractor who is located in the United States and is not a United States citizen has all approvals necessary to work in the United States in accordance with Applicable Law. Yerbaé and the Yerbaé Subsidiaries have in their files a Form I-9 that is validly and properly completed in accordance with Applicable Law for each Yerbaé Employee, consultant or independent contractor with respect to whom such form is required by Applicable Law. Yerbaé and the Yerbaé Subsidiaries have verified the eligibility of all individuals employed by any of them within the three (3) years prior to the date of this Agreement through the U.S. Department of Homeland Security’s e-Verify system.

(xi)	Yerbaé has provided a complete and accurate list of all current consultants or independent contractors of Yerbaé and the Yerbaé Subsidiaries, which consultant or independent contractor is a natural person or is providing services through a personal services company, and provided each such individual’s (a) rate of pay; (b) incentive compensation (including actual or potential bonus payments and the terms of any commission payments or programs); (c) title(s) (if any); (d) location of engagement; (e) date of engagement; and (f) terms under which such individual’s services are terminable. Each person who is or has been classified as an independent contractor, or as any other non-employee category, by Yerbaé or the Yerbaé Subsidiaries is or has been correctly so classified, is not a common law Employee of Yerbaé or the Yerbaé Subsidiaries, is not entitled to any compensation or benefits to which regular Employees are or were at the relevant time entitled, and is and has been engaged in accordance with all Applicable Laws.

(v)	Material Contracts and Other Contracts. True and correct copies of all Yerbaé Material Contracts entered into by Yerbaé and the Yerbaé Subsidiaries have been included in the Yerbaé Information and:

(i)	such Yerbaé Material Contracts are valid and binding obligations of Yerbaé or the applicable Yerbaé Subsidiary, and Yerbaé has no reason to believe that such Yerbaé Material Contracts are not, valid and binding obligations of each other party thereto;

(ii)	neither Yerbaé nor, to the knowledge of Yerbaé, any of the other parties thereto (including any Yerbaé Subsidiary), is in breach or violation of, or default under (in each case, with or without notice or lapse of time or both) any such Yerbaé Material Contract and Yerbaé has not received or given any notice of a default under any such Yerbaé Material Contract which remains uncured; and

(iii)	to the knowledge of Yerbaé, there exists no state of facts which after notice or lapse of time or both would constitute a default or breach of any Yerbaé Material Contract or entitle any party to terminate, accelerate, modify or cause a default under, or trigger any pre-emptive rights or rights of first refusal under, any such Yerbaé Material Contracts.

(w)	Public Disclosure. The information and statements set forth in the Yerbaé Public Record were true, correct and complete, and did not contain any misrepresentation, as of the date of such information or statement.

(x)	No Material Change. Since the date of the latest Yerbaé Financial Statements:

(i)	there has not been any Yerbaé Material Adverse Change (on a consolidated basis) and as of the date of this Agreement, there have been no material facts, transactions, events or occurrences which, to the knowledge of Yerbaé, would reasonably be expected to have a Yerbaé Material Adverse Effect (on a consolidated basis);

(ii)	Yerbaé and the Yerbaé Subsidiaries have not issued, sold, transferred, disposed of, acquired, redeemed, granted options or rights to purchase, rights of first refusal or subscription rights, or sold any securities of Yerbaé or the Yerbaé Subsidiaries (or securities convertible into or exchangeable for Yerbaé Shares) or permitted any reclassifications of any securities of Yerbaé or any of the Yerbaé Subsidiaries;

(iii)	Yerbaé and the Yerbaé Subsidiaries have not amended or modified their constating documents;

(iv)	Yerbaé and the Yerbaé Subsidiaries have not declared, paid or otherwise set aside for payment any non-cash dividend or other non-cash distribution with respect to the Yerbaé Shares or any other equity securities;

(v)	Yerbaé and the Yerbaé Subsidiaries have not merged or consolidated with, or acquired all or substantially all the assets of, or otherwise acquired, any business, business organization or division thereof, or any other Person;

(vi)	other than as disclosed in the Yerbaé Disclosure Letter, there has not been any material increase in the salary, bonus or other remuneration payable by Yerbaé or any of the Yerbaé Subsidiaries to any of their respective directors, officers, Employees or consultants, and there has not been any amendment or modification to the vesting or exercisability schedule or criteria, including any acceleration, right to accelerate or acceleration event or other entitlement under any stock option, deferred compensation or other compensation award or any grant to such director, officer, Employee or consultant of any increase in severance or termination pay or any increase or modification of any bonus, pension, insurance or benefit arrangement made to, for or with any of such directors, officers, Employees or consultants;

(vii)	no liability or obligation of any nature (whether absolute, accrued, contingent or otherwise) which has had, or is reasonably likely to have, individually or in the aggregate, a Yerbaé Material Adverse Effect has been incurred;

(viii)	there has not been any material change to the accounting practices used by Yerbaé and the Yerbaé Subsidiaries;

(ix)	there has not been any entering into, or any amendment of, any Yerbaé Material Contract other than in the ordinary course of business consistent with past practice;

(x)	there has not been any satisfaction or settlement of any material claims or material Liabilities, other than the settlement of claims or Liabilities in the ordinary course of business; and

(xi)	Yerbaé and the Yerbaé Subsidiaries have conducted their business only in the ordinary and normal course consistent with past practice, except for the transactions contemplated by this Agreement.

(y)	Taxes.

(i)	Yerbaé and the Yerbaé Subsidiaries have timely filed, all material Tax Returns prior to the date hereof, other than those which have been administratively waived, and all such Tax Returns are true, complete and correct and are in accordance with Applicable Law in all material respects;

(ii)	Yerbaé and the Yerbaé Subsidiaries have paid on a timely basis all Taxes and all assessments and reassessments of Taxes due on or before the date hereof, other than Taxes which are being or have been contested in good faith and for which adequate accruals have been provided in the Yerbaé Financial Statements. Yerbaé and the Yerbaé Subsidiaries have provided adequate accruals in accordance with U.S. GAAP in the most recent Yerbaé Financial Statements for any Taxes of Yerbaé and each of the Yerbaé Subsidiaries for the period covered by such financial statements that have not been paid whether or not shown as being due in any Tax Returns. Since the date of the most recent Yerbaé Financial Statements, no material liability in respect of Taxes not reflected in such financial statements or otherwise provided for has been assessed, proposed to be assessed, incurred or accrued, other than in the ordinary course of business;

(iii)	Yerbaé and the Yerbaé Subsidiaries have duly and timely withheld, or caused to be withheld, all material amounts of Taxes required by Applicable Law to be withheld by it (including Taxes and other amounts required to be withheld by it in respect of any amount paid or credited or deemed to be paid or credited by it to or for the account of any Person, including any present or former Employees, officers or directors and any Persons who are non-residents of Canada for the purpose of the Tax Act) and duly and timely remitted, or caused to be remitted, to the appropriate Taxing Authority such Taxes required by Applicable Law to be remitted by it;

(iv)	Yerbaé and the Yerbaé Subsidiaries have duly and timely collected, or caused to be collected, all material amounts of sales or transfer taxes, including goods and services, harmonized sales and provincial or territorial sales taxes, required by Applicable Law to be collected by it and duly and timely remitted to the appropriate Taxing Authority any such amounts required by Applicable Law to be remitted by it;

(v)	there are no audits or investigations in progress, or to the knowledge of Yerbaé, pending or threatened by any Governmental Entity with respect to Taxes against Yerbaé or any Yerbaé Subsidiary or any of the assets of Yerbaé or any Yerbaé Subsidiary; and to the knowledge of Yerbaé, no deficiencies, litigation, proposed adjustments or matters in controversy with respect to any amount of Taxes of Yerbaé or any Yerbaé Subsidiary have been asserted or have been raised by any Governmental Entity which remain unresolved at the date hereof, except, in each case, as are being contested in good faith and for which adequate accruals have been provided in the Yerbaé Financial Statements;

(vi)	there are no currently effective elections, agreements or waivers extending the statutory period or providing for an extension of time with respect to the assessment or reassessment of any amount of Taxes of, or the filing of any Tax Return or any payment of any amount of Taxes by, Yerbaé or any Yerbaé Subsidiary;

(vii)	Yerbaé is, and has been since incorporation, a “taxable Canadian corporation” as defined in the Tax Act;

(viii)	there are no circumstances existing which could result in additional Taxes owing as a result of the application of Section 17, Section 18(4), Section 78, Section 79, Sections 80 to 80.04 or Section 245 of the Tax Act to each of Yerbaé and the Yerbaé Subsidiaries;

(ix)	there are no Liens for Taxes upon any of the assets of Yerbaé or any of the Yerbaé Subsidiaries;

(x)	none of Yerbaé or any Yerbaé Subsidiaries have engaged in any “reportable transaction” as defined in Section 237.3(1) of the Tax Act (or any comparable provision of any other applicable Law, including U.S. Treasury Regulations Section 1.6011-4(b)(1)) or any “notifiable transaction” as defined in Section 237.4(1) of the Tax Act (or any comparable provision of any other Applicable Law);

(xi)	Yerbaé and each of the Yerbaé Subsidiaries have complied in all material respects with relevant transfer pricing laws (including, Section 247 of the Tax Act), including any documentation and record keeping requirements thereunder; and

(xii)	Yerbaé has not either directly or indirectly transferred any property to or supplied any services to or acquired any property or services from a Person with whom it was not dealing at arm’s length (for the purposes of the Tax Act) for consideration other than consideration equal to the fair market value of the property or services at the time of the transfer, supply or acquisition of the property or services.

(z)	Corporate Records. The corporate records and minute books, books of account and other records of Yerbaé and each Yerbaé Subsidiary have (whether of a financial or accounting nature or otherwise) been maintained in accordance with, in all material respects, all Applicable Law and prudent business practice and are complete and accurate in all material respects. Copies of the constating documents of Yerbaé and each Yerbaé Subsidiary, together with all amendments to date, which are included in the Yerbaé Information, are accurate and complete in all material respects and have not been amended or superseded.

(aa)	Insurance. Policies of insurance are in force naming Yerbaé as an insured that adequately cover all risks as are customarily covered by businesses in the industry in which Yerbaé operates and Yerbaé and the Yerbaé Subsidiaries are in compliance in all material respects with all requirements with respect to such policies. All such policies shall remain in force and effect (subject to taking into account insurance market conditions and offerings and industry practices) and shall not be cancelled or otherwise terminated as a result of the Arrangement. To the knowledge of Yerbaé, each material insurance policy currently in effect that insures the physical properties, business, operations and assets of Yerbaé and the Yerbaé Subsidiaries is valid and binding and in full force and effect and there is no material claim pending under any such policies as to which coverage has been questioned, denied or disputed. There is no material claim pending under any insurance policy of Yerbaé or any Subsidiary that has been denied, rejected, questioned, or disputed by any insurer or as to which any insurer has made any reservation of rights or refused to cover all or any material portion of such claims.

(bb)	Employee Plans.

(i)	Except as would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect, all of the Employee Plans are and have been established, registered, qualified and administered in accordance with all Applicable Law and in accordance with their terms, the terms of the material documents that support such Employee Plans and the terms of agreements between Yerbaé and the Yerbaé Subsidiaries and Yerbaé Employees (present and former) who are members of, or beneficiaries under, the Employee Plans. To the knowledge of Yerbaé, no fact or circumstance exists which could adversely affect the registered status of any such Employee Plan. Neither Yerbaé nor, to the knowledge of Yerbaé, any of its agents or delegates, has breached any fiduciary obligation with respect to the administration or investment of any Employee Plan.

(ii)	Except as would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect: (A) all current obligations of Yerbaé regarding the Employee Plans have been satisfied; and (B) all contributions, premiums or Taxes required to be made or paid by Yerbaé by Applicable Law or under the terms of each Employee Plan have been made in a timely fashion in accordance with Applicable Law and the terms of the applicable Employee Plan.

(iii)	There are no material pension or retirement income plans of Yerbaé.

(iv)	To the knowledge of Yerbaé, no Employee Plan is subject to any pending investigation, examination, action, claim (including claims for Taxes, interest, penalties or fines) or any other proceeding initiated by any Person (other than routine claims for benefits) which, if adversely determined, would be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect and, to the knowledge of Yerbaé, there exists no state of facts which could reasonably be expected to give rise to any such investigation, examination, action, claim or other proceeding.

(v)	Except as provided in this Agreement, the execution, delivery and performance of this Agreement and the consummation of the Arrangement will not: (A) result in any material payment (including bonus, golden parachutes, retirement, severance, unemployment compensation or other benefit or enhanced benefit) becoming due or payable to any of the Yerbaé Employees (present or former); (B) materially increase the compensation or benefits otherwise payable to any Yerbaé Employee (present or former); or (C) result in the acceleration of the time of payment or vesting of any material benefits or entitlements otherwise available pursuant to any Employee Plan.

(vi)	None of the Employee Plans provide for retiree or post-termination benefits or for benefits to retired or terminated Employees or to the beneficiaries or dependants of retired or terminated Employees.

(vii)	All current obligations of Yerbaé regarding the Employee Plans have been satisfied, and all contributions, premiums or Taxes required to be made or paid by Yerbaé by Applicable Law or under the terms of each Employee Plan have been made in a timely fashion in accordance with Applicable Law and the terms of the applicable Employee Plan.

(cc)

Environmental Matters. Except as would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect: (i) no written notice, order, complaint or penalty has been received by Yerbaé or any of the Yerbaé Subsidiaries alleging that Yerbaé or any of the Yerbaé Subsidiaries is in violation of, or has any liability or potential liability under, any Environmental Laws and there are no judicial, administrative or other actions, suits or proceedings pending or, to the knowledge of Yerbaé, threatened against Yerbaé or any of the Yerbaé Subsidiaries which alleges a violation of, or any liability or potential liability under, any Environmental Laws; (ii) Yerbaé and each of the Yerbaé Subsidiaries has all environmental permits necessary for the operation of their respective businesses and to comply with all Environmental Laws; and (iii) the operations of Yerbaé and each of the Yerbaé Subsidiaries are in compliance with Environmental Laws.

(dd)	No Dividends. Since December 31, 2023, Yerbaé has not declared, paid or resolved to declare or pay any dividends or distributions.

(ee)

Related Party Transactions. Other than as disclosed in the Yerbaé Disclosure Letter, no officer, director or Employee of Yerbaé, or any Affiliate of such officer, director or Employee: (i) is a party to any contract or transaction with Yerbaé (other than services as Employees, officers or directors); (ii) has any ownership interest in any property, real or personal or mixed, tangible or intangible, used by Yerbaé or any Yerbaé Subsidiary in its business; or (iii) is indebted to Yerbaé or any Yerbaé Subsidiary.

(ff)

Brokers. Other than as set out in Schedule 4.2(dd) of the Yerbaé Disclosure Letter, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from, or to the reimbursement of any of its expenses by, Yerbaé in connection with this Agreement or the Arrangement.

(gg)	Anti-Corruption.

(i)	Neither Yerbaé nor any Yerbaé Subsidiary has, directly or indirectly: (A) made, offered or authorized any contribution, payment, promise, advantage or gift of funds or property to any official, employee or agent of any Governmental Entity of any jurisdiction or any official of any public international organization; or (B) made any contribution to any candidate for public office, in either case where either the payment or the purpose of such contribution, payment, promise, advantage or gift would violate, or was or would be prohibited under, Applicable Law, including the principles described in the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and the Convention’s Commentaries, the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada) or the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the rules and regulations promulgated thereunder.

(ii)	No action, suit or proceeding by or before any court or Governmental Entity or any arbitrator involving Yerbaé or any Yerbaé Subsidiary is pending or threatened under any applicable financial recordkeeping and reporting requirements and under all applicable money laundering laws and statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity, whether in Canada or other jurisdictions.

(iii)	None of Yerbaé, any Yerbaé Subsidiary, nor any director, officer, agent, Employee or any other Person acting on behalf of Yerbaé, or any Yerbaé Subsidiary has been or is the subject of any sanctions administered by the OFAC (including but not limited to the designation as a “specially designated national or blocked person” thereunder), the Government of Canada, Her Majesty’s Treasury, the European Union or any other relevant sanctions authority; and none of Yerbaé or any Yerbaé Subsidiary is in violation of any of the economic sanctions of the United States administered by OFAC or Economic Sanctions or is conducting business with any Person subject to any Economic Sanctions.

(hh)	Equity Monetization Plans. Other than as disclosed in the Yerbaé Disclosure Letter, there are no outstanding stock appreciation rights, phantom equity, profit sharing plan or similar rights, agreements, arrangements or commitments payable to any Employee and which are based upon the revenue, value, income or any other attribute of Yerbaé or any Yerbaé Subsidiary.

(ii)	Rights Plans. Yerbaé does not have any similar type of shareholder rights plan. Yerbaé will not adopt any shareholder rights plan or any other similar form of plan, agreement, Contract or instrument that will trigger any rights to acquire Yerbaé Shares or other securities of Yerbaé or any Yerbaé Subsidiary upon the entering into of this Agreement or in connection with the Arrangement.

(jj)	Investment Company. None of Yerbaé or any Yerbaé Subsidiary is registered or required to be registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(kk)	Yerbaé Fairness Opinion. The Yerbaé Board has received the Yerbaé Fairness Opinion, the conclusion of which has been communicated to Safety Shot and a true and complete copy of which, when executed and delivered in writing, will be made available to Safety Shot, and the Yerbaé Fairness Opinion has not been withdrawn or modified.

(ll)	Shareholder Agreements. There are no shareholders agreements, registration rights agreements, voting trusts, proxies or similar agreements, arrangements, or commitments to which Yerbaé is a party or, to the knowledge of Yerbaé, with respect to any shares or other equity interests of Yerbaé or any other Contract relating to disposition, voting or dividends with respect of any equity securities of Yerbaé.

(mm)	Competition Act. Yerbaé, together with its Affiliates, as such term is defined under the Competition Act, neither have assets in Canada with an aggregate value in excess of CAD$93,000,000 nor aggregate gross revenues from sales in, from or into Canada in excess of CAD$93,000,000, as determined in accordance with the Competition Act.

(nn)	Long-term Debt. Other than as set out in Section 5.2(nn) of the Yerbaé Disclosure Letter, as of the Effective Date, Yerbaé shall have no long-term Indebtedness outstanding.

(oo)	Transaction Expenses. As of the Effective Date, the outstanding and unpaid Transaction Expenses of Yerbaé shall be equal to or less than $500,000.

(pp)	Research Studies. The research studies conducted by or on behalf of, or sponsored by, Yerbaé or any Yerbaé Subsidiary, or in which Yerbaé or any Yerbaé Subsidiary have participated, as applicable, were and, if still pending, are being, conducted in all material respects in accordance with applicable experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by Yerbaé or any Yerbaé Subsidiary and all applicable statutes, rules and regulations to which they are subject, and none of Yerbaé or any Yerbaé Subsidiary has received any written notices or correspondence from any federal, provincial, state, local or foreign governmental body exercising authority or any institutional review board or comparable authority requiring or threatening the premature termination, suspension, material modification or clinical hold of any research studies conducted by or on behalf of, or sponsored by, Yerbaé or any Yerbaé Subsidiary or in which Yerbaé or any Yerbaé Subsidiary has participated, and to Yerbaé or any Yerbaé Subsidiary’s knowledge, there are no reasonable grounds for the same. There has not been any violation of Applicable Law or regulation by any of Yerbaé or any Yerbaé Subsidiary in its product development efforts, submissions or reports to any regulatory authority that could reasonably be expected to require investigation, corrective action or enforcement action, except where such violation would not be reasonably expected to have, individually or in the aggregate, a Yerbaé Material Adverse Effect.

(qq)	Suppliers and Distributors. No supplier or distributor has notified Yerbaé or any Yerbaé Subsidiary, and to the knowledge of Yerbaé or any Yerbaé Subsidiary, as the case may be, there is no reason to believe that any such supplier or distributor will not continue dealing with Yerbaé or any Yerbaé Subsidiary on substantially the same terms as presently conducted, subject to changes in pricing and volume in the ordinary course.

(rr)	Governmental Licences. Yerbaé and each Yerbaé Subsidiary possess or has applied for all Permits, licences, approvals, consents and other Authorizations (collectively, “Governmental Licences”) issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to hold such Governmental Licences would not, individually or in the aggregate, result in a Yerbaé Material Adverse Effect in respect of Yerbaé or any Yerbaé Subsidiary, as applicable. Yerbaé and each Yerbaé Subsidiary is in compliance with the terms and conditions of all such Governmental Licences, except where the failure so to comply would not, individually or in the aggregate, result in a Yerbaé Material Adverse Effect in respect of Yerbaé or any Yerbaé Subsidiary, as applicable.

(ss)	Non-Reliance. Safety Shot acknowledges that none of Yerbaé, any Yerbaé Subsidiary, nor any Yerbaé Shareholder makes any representation or warranty with respect to Yerbaé, any Yerbaé Subsidiary or the Arrangement other than those expressly set forth in this Section 5.2 or any other agreement or instrument entered into by Yerbaé pursuant to this Agreement, and Safety Shot has not relied on any statement of any Person in entering into this Agreement other than such express representations and warranties.

5.3 Survival of Representations and Warranties

The representations and warranties of Yerbaé and Safety Shot contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated at the Effective Time. This Section 5.3 shall not limit any undertaking, obligation, covenant or agreement of whatever nature of Yerbaé or Safety Shot which, by its terms, contemplates performance after the Effective Time or date on which this Agreement is terminated, as the case may be.

ARTICLE 6
CONDITIONS PRECEDENT

6.1 Mutual Conditions Precedent

The respective obligations of the Parties to complete the Arrangement are subject to the satisfaction or mutual waiver, on or before the Effective Date or such other time specified, of the following conditions:

(a)	the Interim Order will have been granted in form and substance satisfactory to Safety Shot and Yerbaé, acting reasonably, and such order will not have been set aside or modified in a manner unacceptable to Safety Shot or Yerbaé, each acting reasonably, on appeal or otherwise;

(b)	the Arrangement Resolution will have been passed by the Yerbaé Shareholders by the Outside Date in accordance with the Interim Order;

(c)	the Safety Shot Stockholder Matters will have been passed by the Safety Shot Stockholder by the Outside Date;

(d)	the Final Order will have been granted by the Outside Date in form and substance satisfactory to Safety Shot and Yerbaé, acting reasonably, and such order will not have been set aside or modified in a manner unacceptable to Safety Shot or Yerbaé, each acting reasonably, on appeal or otherwise;

(e)	no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any order or law which is then in effect and has the effect of making the Arrangement illegal or otherwise preventing or prohibiting consummation of the Arrangement;

(f)	all Regulatory Approvals will have been obtained on terms and conditions satisfactory to each of Safety Shot and Yerbaé, each acting reasonably;

(g)	the Consideration Shares to be issued upon the exchange of Yerbaé Shares, shall, subject to customary conditions, have been approved for listing on the NASDAQ; and

(h)	the Consideration Shares to be issued pursuant to the Arrangement shall be exempt from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof.

6.2 Additional Conditions to Obligations of Safety Shot

The obligation of Safety Shot to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Safety Shot and may be waived by Safety Shot, in whole or in part at any time, in its sole discretion, without prejudice to any other rights which Safety Shot may have):

(a)	the representations and warranties of Yerbaé set forth (i) in Section 5.2(a) [Execution and Binding Obligation], Section 5.2(b) [Authorization], Section 5.2(c) [Enforceability], Section 5.2(d) [No Violations], Section 5.2(e) [Subsidiaries], Section 5.2(h) [Authorized and Issued Capital], Section 5.2(ff) [Brokers], Section 5.2(nn) [Long-term Debt] and Section 5.2(oo) [Transaction Expenses] are, as of the date of this Agreement, and will be, as of the Effective Time, true and correct in all respects; and (ii) otherwise in this Agreement (other than those to which clause (i) above applies) are, as of the date of this Agreement, and will be, as of the Effective Time, true and correct, except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a Yerbaé Material Adverse Effect (and, for this purpose, any reference to “material”, “Yerbaé Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored), and except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and Yerbaé will have delivered a certificate confirming same to Safety Shot, executed by two (2) senior officers of Yerbaé (in each case without personal liability) addressed to Safety Shot and dated the Effective Date;

(b)	Yerbaé will have complied in all material respects with its covenants herein, and Yerbaé will have delivered a certificate confirming same to Safety Shot, executed by two (2) senior officers of Yerbaé (in each case without personal liability) addressed to Safety Shot and dated the Effective Date;

(c)	there shall be no action or proceeding (whether by a Governmental Entity or any other Person) pending or threatened in any jurisdiction to:

(i)	cease trade, enjoin or prohibit or impose any limitations, Damages or conditions on, Safety Shot’s ability to acquire, hold or exercise full rights of ownership over, any Yerbaé Shares, including the right to vote the Yerbaé Shares;

(ii)	impose terms or conditions on the completion of the Arrangement or on the ownership or operation by Safety Shot of the business or assets of Safety Shot, Yerbaé and any Yerbaé Subsidiaries, Affiliates and related entities; or

(iii)	prevent or materially delay the consummation of the Arrangement;

(d)	between the date hereof and the Effective Time, there will not have occurred any Yerbaé Material Adverse Effect;

(e)	Safety Shot shall have received the Yerbaé Shareholder Support Agreements duly executed by each of the Yerbaé Supporting Securityholders no later than 30 days following the date hereof;

(f)	as of the Effective Time, the Yerbaé Supporting Securityholders shall not have breached their obligations or covenants under the Yerbaé Shareholder Support Agreements in any material respect; and

(g)	Yerbaé Shareholders have not validly exercised and not withdrawn Dissent Rights with respect to more than 5% of the Yerbaé Shares then outstanding.

6.3 Additional Conditions to Obligations of Yerbaé

The obligation of Yerbaé to complete the Arrangement is subject to the fulfillment of each of the following conditions precedent on or before the Effective Time (each of which is for the exclusive benefit of Yerbaé and may be waived by Yerbaé, in whole or in part at any time, in its sole discretion, without prejudice to any other rights which Yerbaé may have):

(a)	Safety Shot shall have delivered the Consideration Shares in accordance with Section 2.14;

(b)	the representations and warranties of Safety Shot set forth (i) in Section 5.1(a) [Organization, Status and Qualification], Section 5.1(b) [Authorization], Section 5.1(c) [Enforceability], Section 5.1(d) [No Violations], and Section 5.1(g) [Capitalization] are, as of the date of this Agreement, and will be, as of the Effective Time, true and correct in all respects; and (ii) otherwise in this Agreement (other than those to which clause (i) above applies) are, as of the date of this Agreement, and will be, as of the Effective Time, true and correct, except to the extent that the failure or failures of such representations and warranties to be so true and correct, individually or in the aggregate, has not had or would not reasonably be expected to have a Safety Shot Material Adverse Effect (and, for this purpose, any reference to “material”, “Safety Shot Material Adverse Effect” or other concepts of materiality in such representations and warranties shall be ignored), and except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date, and Safety Shot will have delivered a certificate confirming same to Yerbaé, executed by two (2) senior officers of Safety Shot (in each case without personal liability) addressed to Yerbaé and dated the Effective Date;

(c)	Safety Shot will have complied in all material respects with its covenants herein, and Safety Shot will have delivered a certificate confirming same to Yerbaé, executed by two (2) senior officers of Safety Shot (in each case without personal liability) addressed to Yerbaé and dated the Effective Date;

(d)	between the date hereof and the Effective Time, there will not have occurred any Safety Shot Material Adverse Effect;

(e)	there shall be no action or proceeding (whether by a Governmental Entity or any other Person) pending or threatened in any jurisdiction to prevent or materially delay the consummation of the Arrangement; and

(f)	Safety Shot shall have appointed Todd Gibson to the Safety Shot Board, with such appointment to become effective as of the Effective Time.

6.4 Notice and Effect of Failure to Comply with Conditions

(a)	Each Party shall give prompt notice to the other Parties of the occurrence, or failure to occur, at any time from the date hereof to the Effective Date of any event or state of facts which occurrence or failure would, or would be likely to: (i) cause any of the representations or warranties of any Party contained herein to be untrue or inaccurate in any material respect; or (ii) result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by any Party hereunder; provided that, that no such notification will affect the representations or warranties of the Parties or the conditions to the obligations of the Parties hereunder.

(b)	If any of the conditions precedents set forth in Sections 6.1, 6.2 or 6.3 hereof shall not be complied with or waived by the Party or Parties for whose benefit such conditions are provided on or before the date required for the performance thereof, then a Party for whose benefit the condition precedent is provided may, in addition to any other remedies they may have at law or equity, rescind and terminate this Agreement provided that the Party intending to rely thereon has delivered a written notice to the other Parties, specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Party delivering such notice is asserting as the basis for the non-fulfillment of the applicable condition or the availability of a termination right, as the case may be. If any such notice is delivered, provided that a Party is proceeding diligently to cure any such matter capable of being cured, and that has not occurred as a result of a willful breach, to the satisfaction of the other Parties, acting reasonably, no Party may terminate this Agreement if such matter capable of being cured has been cured to the satisfaction of the Parties seeking termination of this Agreement, acting reasonably, prior to the expiration of a period of ten (10) Business Days from the date of receipt of such notice (provided that no such cure period shall extend beyond the Outside Date and no such cure period shall be provided for a breach which by its nature cannot be cured). More than one such notice may be delivered by a Party. If a Party seeking termination of this Agreement hereunder delivers a notice of such termination within ten (10) Business Days of the scheduled date of the Safety Shot Meeting or Yerbaé Meeting, as applicable, unless the Parties agree otherwise and subject to compliance with Applicable Law, the respective Party shall postpone or adjourn its stockholders’ or shareholders’ meeting to the earlier of: (i) the date that is ten (10) Business Days from receipt of the termination notice; and (ii) five (5) Business Days prior to the Outside Date.

6.5 Satisfaction of Conditions

The conditions set out in this Article 6 are conclusively deemed to have been satisfied, waived or released at the Effective Time. For certainty, and notwithstanding the terms of any escrow arrangement entered into between the Parties and the Depositary, all funds held in escrow by the Depositary pursuant to Section 2.14 hereof shall be released from escrow at the Effective Time without any further act or formality required on the part of any Person.

ARTICLE 7
AMENDMENT

7.1 Amendment

This Agreement may at any time and from time to time before or after the holding of the Yerbaé Meeting be amended by written agreement of the Parties without, subject to Applicable Law, further notice to or authorization on the part of the Yerbaé Shareholders and any such amendment may, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

(c)	waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; or

(d)	waive compliance with or modify any other conditions precedent contained herein,

provided that no such amendment reduces or materially adversely affects the consideration to be received by Yerbaé Shareholders without approval by the affected Yerbaé Shareholders given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

7.2 Amendment of Plan of Arrangement

(a)	Yerbaé and Safety Shot reserve the right to amend, modify and/or supplement the Plan of Arrangement at any time and from time to time prior to the Effective Time by written agreement of the Parties, provided that any amendment, modification or supplement must be contained in a written document which is: (i) filed with the Court and, if made following the Yerbaé Meeting, approved by the Court; and (ii) communicated to Yerbaé Shareholders in the manner required by the Court (if so required).

(b)

Other than as may be required under the Interim Order, any amendment, modification or supplement to the Plan of Arrangement may be proposed by Yerbaé and Safety Shot (if consented to by each of the Parties, each acting reasonably) at any time prior to or at the Yerbaé Meeting with or without any other prior notice or communication and, if so proposed and accepted, in the manner contemplated and to the extent required by this Agreement, by the Yerbaé Shareholders, shall become part of the Plan of Arrangement for all purposes.

(c)	Any amendment, modification or supplement to the Plan of Arrangement which is approved or directed by the Court following the Yerbaé Meeting shall be effective only: (i) if it is consented to by Yerbaé and Safety Shot (each acting reasonably); and (ii) is not adverse to the financial interests of any former holder of Yerbaé Shares and, if required by the Court or Applicable Law, it is consented to by the Yerbaé Shareholders.

(d)

Any amendment, modification or supplement to this Plan of Arrangement which is approved or directed by the Court following the Effective Time shall be effective only if it is consented to in writing by Safety Shot and Yerbaé, and provided that it concerns a matter which, in the reasonable opinion of each of Safety Shot and Yerbaé, is of an administrative nature required to better give effect to the implementation of the Plan of Arrangement and is not adverse to the financial interests of any former holder of Yerbaé Shares, Yerbaé Options or Yerbaé Warrants.

ARTICLE 8
TERMINATION

8.1 Termination

(a)	This Agreement may be terminated at any time prior to the Effective Date:

(i)	by mutual written consent of the Parties;

(ii)	by either Safety Shot or Yerbaé, if the Arrangement Resolution shall have failed to receive the Yerbaé Shareholder Approval at the Yerbaé Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order;

(iii)	by either Safety Shot or Yerbaé, if the Safety Shot Stockholder Matters shall have failed to receive the Safety Shot Stockholder Approval at the Safety Shot Meeting (including any adjournment or postponement thereof);

(iv)	by either Safety Shot or Yerbaé, if the Effective Time shall not have occurred on or prior to the Outside Date, except that the right to terminate this Agreement under this Section 8.1(a)(iv) shall not be available to any Party whose failure to fulfill any of its obligations has been the cause of, or resulted in, the failure of the Effective Time to occur by such date;

(v)	as provided in Section 6.4; provided that the Party seeking termination is not then in breach of this Agreement so as to cause any of the conditions set forth in Sections 6.1, 6.2 and 6.3, as applicable, not to be satisfied;

(vi)	by Safety Shot if:

(A)	prior to the Effective Time: (1) the Yerbaé Board or any committee thereof: (i) fails to recommend or withdraws, amends, modifies or qualifies, in a manner adverse to Safety Shot or fails to reaffirm (without qualification) the Yerbaé Board Recommendation, or its recommendation of the Arrangement within five (5) Business Days (and in any case prior to the Yerbaé Meeting) after having been requested in writing by Safety Shot to do so (acting reasonably); or (ii) takes no position or a neutral position with respect to an Acquisition Proposal for more than five (5) Business Days after the public announcement of such Acquisition Proposal; or (2) the Yerbaé Board or a committee thereof shall have resolved or proposed to take any of the foregoing actions ((1) or (2) each a “Change in Recommendation”);

(B)	prior to the approval by the Yerbaé Shareholders of the Arrangement Resolution, the breach by Yerbaé, the Yerbaé Subsidiaries or their respective Representatives of any of its obligations under Article 4;

(C)	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Yerbaé set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 6.2(a), Section 6.2(b) or Section 6.2(e) not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date, as reasonably determined by Safety Shot and provided that Safety Shot is not then in breach of this Agreement so as to cause any condition in Section 6.3(a) or Section 6.3(c) not to be satisfied; or

(D)	there has occurred a Yerbaé Material Adverse Effect which is not capable of being cured on or before the Outside Date; and

(vii)	by Yerbaé if:

(A)	a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Safety Shot set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 6.3(a), Section 6.3(a) or Section 6.3(c) not to be satisfied, and such conditions are incapable of being satisfied by the Outside Date, as reasonably determined by Yerbaé and provided that Yerbaé is not then in breach of this Agreement so as to cause any condition in Section 6.2(a) or Section 6.2(b) not to be satisfied;

(B)	prior to the approval by the Yerbaé Shareholders of the Arrangement Resolution, the Yerbaé Board authorizes Yerbaé to enter into a definitive written agreement with respect to a Superior Proposal (excluding a confidentiality agreement permitted by and in accordance with Section 4.3 [Responding to an Acquisition Proposal]), provided Yerbaé is then in compliance with Article 4 and that prior to or concurrent with such termination Yerbaé pays the Termination Fee in accordance with the provisions hereof;

(C)	there has occurred a Safety Shot Material Adverse Effect which is not capable of being cured on or before the Outside Date; or

(D)	there has occurred a Safety Shot Change of Recommendation.

(b)	The Party desiring to terminate this Agreement pursuant to this Section 8.1 shall deliver written notice of such termination to the other Parties, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

(c)	If this Agreement is terminated in accordance with the foregoing provisions of this Section 8.1, this Agreement will forthwith become void and no Party will have any further liability or obligation to the other Parties hereunder except as provided this Section 8.1(b), Section 3.5(h), Section 3.6(j), Section 8.2, and Article 10, which will survive such termination. Notwithstanding the foregoing, nothing contained in this Section 8.1(c) shall relieve any Party from liability for any fraud or wilful or intentional breach of any provision of this Agreement.

8.2 Expenses and Termination Fee

(a)	Except as expressly otherwise provided in this Agreement, all fees, costs and expenses incurred in connection with this Agreement and the Plan of Arrangement and the transactions contemplated hereunder and thereunder, including all costs, expenses and fees of Yerbaé incurred prior to or after the Effective Time in connection with, or incidental to, the Plan of Arrangement, shall be paid by the Party incurring such expenses, whether or not the Arrangement is consummated, provided that in the event that the Arrangement is consummated, Safety Shot shall pay Yerbaé’s Transaction Expenses, up to a maximum of $500,000.

(b)	For the purposes of this Agreement, “Termination Fee” means an amount equal to $1,750,000 plus Transaction Expenses of Safety Shot, which Transaction Expenses shall not exceed $250,000.

(c)	For the purposes of this Agreement, “Termination Fee Event” means the termination of this Agreement:

(i)	by Safety Shot pursuant to Section 8.1(a)(vi)(A) [Change in Recommendation];

(ii)	by Safety Shot pursuant to Section 8.1(a)(vi)(B) [Breach of Non-Solicit];

(iii)	by Yerbaé pursuant to Section 8.1(a)(vii)(B) [Superior Proposal]; or

(iv)	by Yerbaé or Safety Shot pursuant to Section 8.1(a)(ii) [No Required Shareholder Approval], but only if:

(A)	prior to the Yerbaé Meeting, a bona fide Acquisition Proposal is made or proposed to Yerbaé or publicly announced by any Person other than Safety Shot or any of its Affiliates and such Acquisition Proposal has not been withdrawn; and

(B)	within twelve (12) months following the date of such termination, any Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) is (A) consummated or effected, or (B) Yerbaé and/or any of the Yerbaé Subsidiaries, directly or indirectly, in one or more transactions, enters into a definitive agreement (other than a confidentiality agreement permitted by and in accordance with Sections 4.1 or 4.4) in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (i) above) and such Acquisition Proposal is later consummated or effected (whether or not within twelve (12) months following such termination), provided that, for the purposes of this Section 8.2(c)(iv), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 1.1, except that references to “20% or more” shall be deemed to be references to “50% or more.”

(d)	If a Termination Fee Event occurs, Yerbaé shall pay the Termination Fee to Safety Shot by wire transfer of immediately available funds, as follows:

(i)	if the Termination Fee is payable pursuant to Sections 8.2(c)(i) or 8.2(c)(ii), the Termination Fee shall be payable within two (2) Business Days following such termination;

(ii)	if the Termination Fee is payable pursuant to Section 8.2(c)(iii), the Termination Fee shall be payable concurrently with such termination; and

(iii)	if the Termination Fee is payable pursuant to Section 8.2(c)(iv), the Termination Fee shall be payable concurrently with the consummation of the Acquisition Proposal referred to in Section 8.2(c)(iv)(B).

(e)	The Termination Fee payable by Yerbaé pursuant to this Agreement shall be paid free and clear of and without deduction or withholding for, or on account of, any present or future Taxes, unless such deduction or withholding is required by Applicable Law. If Yerbaé is required by Applicable Law to deduct or withhold any Taxes from the payment of the Termination Fee, (i) Yerbaé shall make such required deductions or withholdings, (ii) Yerbaé shall remit the full amount deducted or withheld to the appropriate Governmental Entity in accordance with Applicable Law and (iii) the amount of the Termination Fee shall be increased as necessary such that the amount received by Safety Shot shall be equal to the amount that would have been received had no such deduction or withholding been made.

(f)	If this Agreement shall have been terminated (i) by Safety Shot pursuant to Section 8.1(a)(vi)(C) [Breach of Yerbaé Representations, Warranties or Covenants], or (ii) by Yerbaé pursuant to Section 8.1(a)(vii)(A) [Breach of Safety Shot Representations, Warranties or Covenants] or Section 8.1(a)(vi)(C) [Safety Shot Change of Recommendation], the non-terminating Party shall pay, or cause to be paid, to the terminating Party by wire transfer of immediately available funds, an amount, after deduction for any applicable withholding Tax on such payment, equal to $500,000 plus the Transaction Expenses of the terminating Party, but in no event shall such aggregate amount exceed $750,000 (the “Expense Reimbursement”), such payment to be made within one (1) Business Day of any such termination. Yerbaé or Safety Shot shall only be obligated to pay the Expense Reimbursement once pursuant to this Section 8.2(f). No Expense Reimbursement shall be payable pursuant to this Section 8.2(f) if Yerbaé has paid the Termination Fee.

(g)	Each Party acknowledges that the payment amounts set forth in this Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the payment amounts set forth in this Section 8.2 represent liquidated Damages which are a genuine pre-estimate of the Damages, including opportunity costs, reputational Damages and expenses, which the Party entitled to such Damages will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties and shall be the sole remedy at law or in equity with respect thereto. Yerbaé irrevocably waives any right it may have to raise as a defence that any such liquidated Damages are excessive or punitive. For greater certainty, each Party agrees that, upon any termination of this Agreement under circumstances where a Party is entitled to the applicable Termination Fee or Expense Reimbursement and such amount is paid in full, the Party entitled to such amount shall be precluded from any other remedy against the other Party under Applicable Law or in equity or otherwise (including, without limitation, an order for specific performance), and shall not seek to obtain any recovery, judgment, or Damages of any kind, including consequential, indirect, or punitive Damages, against the other Party or any of its Subsidiaries or any of their respective directors, officers, employees, partners, managers, members, Stockholders or affiliates or their respective representatives in connection with this Agreement or the transactions contemplated hereby. In no event shall a Party be entitled to collect the applicable Termination Fee or Expense Reimbursement on more than one occasion.

(h)	The Parties acknowledge that the agreements contained in Section 8.2 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement; accordingly, if Yerbaé or Safety Shot, as applicable, fails to pay the Termination Fee or Expense Reimbursement when due and, in order to obtain such payment, the other Party commences a suit that results in a judgment against Yerbaé or Safety Shot, as applicable, for the Termination Fee or Expense Reimbursement, such breaching Party shall pay to the other Party (a) its costs and expenses (including attorneys’ fees) in connection with such suit; and (b) interest on the Termination Fee or Expense Reimbursement, as applicable, from the date the Termination Fee or Expense Reimbursement, as applicable, becomes due and payable at a rate per annum equal to the prime rate published in the Wall Street Journal, Eastern Edition, in effect on the date of the termination of this Agreement plus five percent (5%).

ARTICLE 9
NOTICES

9.1 Notices

All notices that may or are required to be given pursuant to any provision of this Agreement are to be given or made in writing and delivered by personal delivery or delivery by recognized commercial courier, sent by email (with confirmation of transmission) or delivered by registered mail (return receipt requested, postage prepaid), addressed as follows:

(a) in the case of Safety Shot to:

Safety Shot, Inc.

1061 E. Indiantown Rd., Ste. 110

Jupiter, FL 33477

Attention: Jarrett Boon, Chief Executive Officer

Email: jboon@drinksafetyshot.com

with copies to:

Law Office of Scott P. Barlow, a Professional Corporation

2745 Allyson Court

Westlake Village, CA 91362

Attention: Scott P. Barlow

Email: scott@barlowlegal.net

Mintz LLP

200 Bay St., South Tower, Suite 2800

Toronto , Ontario M5J 2J3

Attention: Kenneth Koch | Eric Foster | Ivan Presant

Email: krkoch@mintz.com | efoster@mintz.com | ijpresant@mintz.com

(b) in the case of Yerbaé, to:

Yerbaé Brands Corp.

18801 N Thompson Peak Pkwy

Suite 380 Scottsdale AZ, 85255

Attention: Todd Gibson, Chief Executive Officer

Email: todd@yerbae.com

with a copy to:

Cozen O’Connor LLP

Bentall 5, 550 Burrard St., Suite 2501

Vancouver, BC V6C 2B5

Attention: Virgil Hlus | Alex Farkas

Email: VHlus@cozen.com | AFarkas@cozen.com

or at such other address or email of which the addressee may from time to time may notify the addressor. Any notice shall be deemed to have been validly and effectively given and received (a) if sent by personal delivery or by courier on the date of actual receipt by the receiving Party; (b) if sent by email on the date of transmission if a Business Day or if not a Business Day or after 5:00 p.m. (Eastern Standard Time) on the date of transmission, on the next following Business Day; or (c) if sent by certified or registered mail (postage prepaid) on the date indicated in the return receipt.

ARTICLE 10
GENERAL

10.1 Assignment, Binding Effect and Entire Agreement

(a)	Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the Parties without the prior written consent of the other Parties. The above notwithstanding, Safety Shot may assign all or any part of its rights or obligations under this Agreement and any agreements ancillary hereto to one or more of Safety Shot’s Affiliates, and provided further that if such assignment takes place, Safety Shot will continue to be fully liable as primary obligor, on a joint and several basis with any such entity, to Yerbaé or the Yerbaé Shareholders, as applicable, for any default in performance by the assignee of any of Safety Shot’s obligations hereunder.

(b)	This Agreement will be binding on and will inure to the benefit of the Parties and their respective successors and permitted assigns.

(c)	This Agreement (including the schedules attached hereto), the Safety Shot Disclosure Letter, the Yerbaé Disclosure Letter and the Confidentiality Agreement constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof and thereof.

10.2 Public Communications

Each Party agrees to consult with the other Parties prior to issuing, or permitting any of its directors, officers, Employees or agents to issue, any press releases or otherwise make public statements with respect to this Agreement or the Arrangement. Without limiting the generality of the foregoing, no Party will issue any press release regarding the Arrangement, this Agreement or any transaction relating to this Agreement without first providing a draft of such press release to the other Parties and reasonable opportunity for comment and obtaining their consent to issue (which consent will not be unreasonably withheld, conditioned or delayed); provided, however, that the foregoing will be subject to each Party’s overriding obligation to make any such disclosure required in accordance with Applicable Law. If such disclosure is required and the other Party has not reviewed or commented on or consented to the disclosure, the Party making such disclosure will use all commercially reasonable efforts to give prior oral or written notice to the other Party, and if such prior notice is not possible, to give such notice promptly following such disclosure.

10.3 Mandatory Reporting Rules

The Parties shall reasonably cooperate in good faith to determine whether any transaction contemplated by this Agreement or the Plan of Arrangement, or any transaction that may be considered to be part of the same series of transactions as the transactions contemplated by this Agreement or the Plan of Arrangement, is a “reportable transaction” (as defined in Section 237.3 of the Tax Act), is a “notifiable transaction” (as defined in Section 237.4 of the Tax Act), or is otherwise required to be reported to any applicable Governmental Entity under any analogous provision of any comparable Applicable Law of any province or territory of Canada, including any transaction subject to mandatory disclosure rules under the Taxation Act (Québec). If any Party determines that any such transaction is reportable then it shall so notify all other Parties and the Parties shall reasonably cooperate in good faith (including sharing of draft reporting forms) to make any such reporting on a timely basis. Notwithstanding the foregoing and for greater certainty, each Party shall be permitted to report any transaction to an applicable Governmental Entity to the extent that such Party determines, acting reasonably, that such reporting is required by Applicable Law.

10.4 No Liability

No director or officer of Safety Shot shall have any personal liability whatsoever to Yerbaé under this Agreement, or any other document delivered in connection with the transaction contemplated hereby on behalf of Safety Shot. No director or officer of Yerbaé shall have any personal liability whatsoever to Safety Shot under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of Yerbaé.

10.5 Severability

If any one or more of the provisions or parts thereof contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the remaining provisions or parts thereof contained herein will be and will be conclusively deemed to be severable therefrom and the validity, legality or enforceability of such remaining provisions or parts thereof will not in any way be affected or impaired by the severance of the provisions or parts thereof severed. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

10.6 Further Assurances

Each Party hereto will, from time to time and at all times hereafter, at the request of another Party hereto, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments and provide all such further assurances as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

10.7 Time of Essence

Time will be of the essence of this Agreement.

10.8 Applicable Law and Enforcement

This Agreement will be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein, and will be construed and treated in all respects as a British Columbia contract. Each of the Parties hereby irrevocably attorns to the non-exclusive jurisdiction of the Courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement and the Arrangement. Each Party hereby waives any right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby or the actions of the Parties in the negotiation, administration, performance and enforcement of this Agreement.

10.9 Injunctive Relief

The Parties agree that irreparable harm would occur for which money Damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties will be entitled to equitable remedies, including specific performance, a restraining order and interlocutory, preliminary and permanent injunctive relief and other equitable relief to prevent breaches of this Agreement, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the Parties. Notwithstanding the foregoing, the payment of a Termination Fee and/or Expense Reimbursement pursuant to Section 8.2 shall be the sole remedy of a Party at law or in equity in the circumstances in which such an amount is payable and is paid.

10.10 Waiver

Any Party may, on its own behalf only: (a) extend the time for the performance of any of the obligations or acts of another Party; (b) waive compliance with another Party’s agreements or the fulfillment of any conditions to its own obligations contained herein; or (c) waive inaccuracies in another Party’s representations or warranties contained herein or in any document delivered by such other Party; provided, however, that any such extension or waiver (with respect only to the Party delivering such extension or waiver) will be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived.

10.11 Third Party Beneficiaries

Except as provided in Section 3.5(h) and Section 3.6(j), and except for the rights of the Yerbaé Shareholders to receive the Consideration for their Yerbaé Shares pursuant to the Arrangement following the Effective Time, which rights are hereby acknowledged and agreed by Safety Shot to be for the benefit of, and enforceable by, the Third Party Beneficiaries or the Yerbaé Shareholders (as applicable), or on their behalf, this Agreement is not intended to confer any rights or remedies upon any Person other than the Parties to this Agreement. The provisions of Section 3.5(h) are intended for the benefit of all present and former directors and officers of Yerbaé, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors, administrators and other legal representatives, and the provisions of Section 3.6(j) are intended for the benefit of all present and former directors and officers of Safety Shot, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors, administrators and other legal representatives (collectively, the “Third Party Beneficiaries”), and each of Safety Shot and Yerbaé, as applicable, shall hold the rights and benefits of Section 3.5(h) and Section 3.6(j) for and on behalf of the Third Party Beneficiaries and each of Safety Shot and Yerbaé hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries, and in addition to, and not in substitution for, any other rights that the Third Party Beneficiaries may have by contract or otherwise.

10.12 Counterparts, Execution

This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument. The Parties will be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy will be legally effective to create a valid and binding agreement between the Parties.

[Remainder of page left blank intentionally – signatures follow]

Each of the Parties has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SAFETY SHOT, INC.

Per:	“Jarrett Boon”
Name: Jarrett Boon Title: CEO

Signature Page – Arrangement Agreement

YERBAÉ BRANDS CORP.

Per:	“Todd Gibson”
Name: Todd Gibson Title: CEO

Signature Page – Arrangement Agreement

SCHEDULE “A”

Arrangement Resolution

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.	The arrangement (the “Arrangement”) under Part 9, Division 5 of the Business Corporations Act (British Columbia) involving Yerbaé Brands Corp. (the “Company”) and Safety Shot, Inc. (“Shot”), as more particularly described and set forth in the information circular of the Company dated [●], 2025 accompanying the notice of this meeting, as the Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

2.	The plan of arrangement (the “Plan of Arrangement”) involving the Company, the full text of which is set out as Schedule “B” to the arrangement agreement dated January 7, 2025 between the Company and Shot (the “Arrangement Agreement”), as the Plan of Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved, ratified and adopted.

3.	The Arrangement Agreement, all of the transactions contemplated by the Arrangement Agreement, and the Arrangement, the actions of the directors of the Company in approving the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any amendments thereto in accordance with its terms are hereby, authorized, approved and ratified.

4.	Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the shareholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia (the “Court”), the directors of the Company are hereby authorized and empowered without further notice to or approval of the shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement, the Plan of Arrangement and the order of the Court, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.	Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to make an application to the Court for an order approving the Arrangement, to execute, under the corporate seal of the Company or otherwise, and to deliver or file such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement.

6.	Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

SCHEDULE “B”

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9 OF
THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1
INTERPRETATION

Section 1.1 Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context clearly inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of those terms shall have corresponding meanings:

(1)	“Arrangement” means the arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to the Arrangement made in accordance with the terms of the Arrangement Agreement or Section 6.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

(2)	“Arrangement Agreement” means the arrangement agreement dated as of January 7, 2025 between the Purchaser and the Company, including the schedules and exhibits thereto, providing for, among other things, the Arrangement, as the same may be amended, supplemented or restated;

(3)	“Arrangement Resolution” means the special resolution approving the Arrangement, substantially in the form attached as Schedule A to the Arrangement Agreement, passed by the Company Shareholders at the Meeting;

(4)	“BCBCA” means the Business Corporations Act (British Columbia), as amended;

(5)	“Business Day” means any day (other than a Saturday, a Sunday, a Canadian or U.S. statutory or civic holiday) on which commercial banks located in Vancouver, British Columbia, and Scottsdale, Arizona are open for the conduct of business;

(6)	“Code” means the United States Internal Revenue Code of 1986, as amended;

(7)	“Company” means Yerbaé Brands Corp., a corporation existing under the BCBCA;

(8)	“Company Options” means the outstanding options, if any, to purchase Company Shares, issued pursuant to the Incentive Plan or otherwise;

(9)	“Company PSUs” means any outstanding performance share units of the Company issued pursuant to the Incentive Plan or otherwise;

(10)	“Company RSUs” means any outstanding restricted share units of the Company issued pursuant to the Incentive Plan or otherwise;

(11)	“Company Securityholders” means, collectively, the Company Shareholders, the holders of Company Options, the holders of Company RSUs and the holders of Company PSUs;

(12)	“Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;

(13)	“Company Shares” means the common shares in the authorized capital of the Company;

(14)	“Consideration” means 0.2918 of a Purchaser Share per Company Share;

(15)	“Court” means the Supreme Court of British Columbia;

(16)	“Depositary” means ClearTrust, LLC;

(17)	“Dissent Rights” has the meaning ascribed to such term in Section 4.1(1);

(18)	“Dissent Share” means a Company Share held by a Dissenting Shareholder who is ultimately determined to be entitled to be paid the fair value of his, her or its Company Shares in respect of which such Dissenting Shareholder has exercised Dissent Rights;

(19)	“Dissenting Shareholder” means a registered holder of Company Shares who has duly and validly exercised the Dissent Rights in respect of the Arrangement in strict compliance with the Dissent Rights and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights;

(20)	“DRS Advice” has the meaning ascribed to such term in Section 5.1(1);

(21)	“Effective Date” means the date designated by the Company and the Purchaser by notice in writing as the effective date of the Arrangement, after all of the conditions to the completion of the Arrangement as set out in the Arrangement Agreement and the Final Order have been satisfied (to the extent capable of being satisfied prior to the Effective Time) or waived;

(22)	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time on the Effective Date as the Parties may agree to in writing before the Effective Date;

(23)	“Exchange Ratio” means 0.2918 of a Purchaser Share for each Company Share;

(24)	“Final Order” means the final order of the Court approving the Arrangement under subsection 291(4) of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;

(25)	“Governmental Entity” means any: (a) national, international, multinational, federal, provincial, state, regional, municipal, local or other government or any governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau ministry or agency, domestic or foreign, including the Securities Authorities; (b) any subdivision, agent, commission, board or authority of any of the foregoing; or (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing (including any stock exchange or interdealer quotation system on which a Party’s shares are listed);

(26)	“holder” means, when used with reference to any securities of the Company or the Purchaser, the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company or the Purchaser, as applicable, in respect of such securities;

(27)	“Incentive Plan” means the equity incentive plan of the Company, as constituted immediately prior to the Effective Time;

(28)	“Interim Order” means the interim order of the Court pursuant to subsection 291(2) of the BCBCA in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;

(29)	“In-The-Money Amount” means, in respect of an option at a particular time, the amount, if any, by which the aggregate fair market value at that time of the securities subject to such option exceeds the exercise price of such option;

(30)	“Law” means any and all applicable law (statutory, common or otherwise), statute, by-law, constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended; “applicable” with respect to such Laws and, in the context that refers to any Person, means such Laws as are applicable at the relevant time or times to such Person or its business, undertaking, property or securities and emanate from a Governmental Entity having jurisdiction over such Person or its business, undertaking, property or securities;

(31)	“Letter of Transmittal” means the letter of transmittal to be delivered by the Company Shareholders to the Depositary as described therein;

(32)	“Lien” means any mortgage, deed of trust, charge, pledge, hypothec, security interest, prior claim, encroachments, option, easement, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;

(33)	“Meeting” means the special meeting of the Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution;

(34)	“paid-up capital” shall have the meaning ascribed to such term in the Tax Act;

(35)	“Parties” means, together, the Company and the Purchaser and “Party” means any one of them;

(36)	“Person” includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate group, body corporate, limited liability company, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

(37)	“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations thereto made in accordance with Article 6 hereof or with the Arrangement Agreement or made at the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably;

(38)	“Purchaser” means Safety Shot Inc., a corporation incorporated under the laws of Delaware;

(39)	“Purchaser Shares” means the shares of common stock in the authorized share capital of the Purchaser;

(40)	“PSU Agreement” means an agreement evidencing the terms of any Company PSU;

(41)	“Registrar” means the person appointed as the Registrar of Companies pursuant to section 400 of the BCBCA;

(42)	“Replaced Option” has the meaning ascribed to such term in Section 3.1(4);

(43)	“Replacement Option” has the meaning ascribed to such term in Section 3.1(4);

(44)	“Replacement Option Exercise Price” has the meaning ascribed to such term in Section 3.1(4);

(45)	“RSU Agreement” means an agreement evidencing the terms of any Company RSU;

(46)	“Securities Authorities” means, collectively, the securities commissions or similar securities regulatory authorities in each of the provinces and territories of Canada and the U.S. Securities Authorities;

(47)	“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended;

(48)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

(49)	“U.S. Securities Authorities” means, collectively, the United States Securities and Exchange Commission and securities regulatory authorities in each of the states, territories and possessions of the United States and the District of Columbia.

Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise clearly requires.

Section 1.2 Interpretation Not Affected by Headings

The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article”, “Section” or “paragraph” followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.

Section 1.3 Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa; words imparting any gender shall include all genders and the neuter gender; and words imparting persons shall include individuals, partnerships, limited liability companies, associations, corporations, funds, unincorporated organizations, governments, regulatory authorities and other entities.

Section 1.4 Date of Any Action

If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, then such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.5 Time

Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in the Letter of Transmittal refer to the local time of the Company (being the time in Vancouver, British Columbia) unless otherwise stipulated herein or therein.

Section 1.6 Statutory References

Unless otherwise indicated, references in this Plan of Arrangement to any statute include all regulations made pursuant to such statute and the provisions of any statute or regulation which amends, supplements or supersedes any such statute or regulation.

Section 1.7 Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada, and “$” refers to Canadian dollars.

Article 2
EFFECT OF THE ARRANGEMENT

Section 2.1 Arrangement Agreement

This Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. This Plan of Arrangement constitutes an arrangement as referred to in section 288 of the BCBCA.

Section 2.2 Binding Effect

This Plan of Arrangement will become effective commencing at the Effective Time and shall be binding upon the Company, the Purchaser, the Company Securityholders, the Depositary, the transfer agents in respect of the Company Shares and the Purchaser Shares and all other Persons, in each case without any further act or formality required on the part of any Person. Each Company Securityholder shall, in respect of any step in Section 3.1 applicable to such Company Securityholder, be deemed, at the time such step occurs, to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exercise, convert, transfer or exchange (as the case may be) all Company Shares, Company Options, Company PSUs or Company RSUs, as applicable, held by such holder in accordance with such step.

Section 2.3 Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of all Liens, claims and encumbrances.

Section 2.4 Effective Time of Transactions

The transfers, exchanges, issuances and cancellations provided for in Section 3.1 shall occur, and shall be deemed to occur, at the time and in the order specified in Section 3.1, notwithstanding that certain of the procedures related thereto may not be completed until after such time.

Article 3
ARRANGEMENT

Section 3.1 The Arrangement

Commencing at the Effective Time, each of the transactions or events set out below shall, unless otherwise specifically provided in this Section 3.1, occur and be deemed to occur in the following sequence and immediately following the immediately preceding transaction or event, in each case without any further authorization, act or formality on the part of any Person:

(1)	each Dissent Share held by a Dissenting Shareholder shall be, and shall be deemed to be, transferred by the holder thereof, without any further act or formality, to the Purchaser in consideration for the right to receive the consideration in the amount and payable in accordance with Article 4, and upon such transfer:

(a)	such Dissenting Shareholder will cease to be the holder of such Dissent Share or to have any rights as a holder in respect of such Dissent Share, other than the right to be paid the fair value of such Dissent Share determined and payable in accordance with Article 4;

(b)	the former holders of such Dissent Shares shall be removed from the Company’s central securities register for the Company Shares in respect of such Dissent Shares; and

(c)	the Purchaser will be deemed to be the transferee of such Dissent Shares;

(2)	subject to Section 5.3, each Company Share (other than (i) any Dissent Share in respect of which a registered Company Shareholder validly exercised his, her or its Dissent Right and (ii) any Company Share held by the Company) outstanding immediately prior to the Effective Time (including any Company Shares issued pursuant to Section 3.1(2)) shall be, and shall be deemed to be, transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser to such holder of the Consideration, and upon such exchange:

(a)	the former holder of such exchanged Company Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the Consideration issuable in respect of such Company Share pursuant to this Section 3.1(2);

(b)	the former holders of such exchanged Company Shares shall be removed from the Company’s central securities register for the Company Shares;

(c)	the former holders of such exchanged Company Shares shall be entered in the Purchaser’s central securities register for the Purchaser Shares in respect of the Purchaser Shares issued to such holders pursuant to this Section 3.1(2); and

(d)	the Purchaser will be, and will be deemed to be, the legal and beneficial owner of such transferred Company Shares and will be entered in the central securities register of the Company as the sole holder thereof;

(3)	concurrently with the exchange of Company Shares pursuant to Section 3.1(2), there shall be added to the capital of the Purchaser Shares, in respect of the Purchaser Shares issued pursuant to Section 3.1(2), an amount equal to the product obtained when (i) the paid-up capital of the Company Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Company Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Company Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;

(4)

each Company Option that is outstanding immediately prior to the Effective Time, whether vested or unvested (each such Company Option, a “Replaced Option”), shall be, and shall be deemed to be, exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase that number of Purchaser Shares equal to the product obtained when the number of Company Shares subject to such Replaced Option immediately prior to the Effective Time is multiplied by the Exchange Ratio, which Replacement Option shall (A) be governed by the incentive plan of the Purchaser in place at the Effective Time, (B) be fully vested, (C) have an exercise price for each Purchaser Share that may be purchased under such Replacement Option (the “Replacement Option Exercise Price”) equal to the quotient obtained when the exercise price per Company Share under the Replaced Option is divided by the Exchange Ratio (provided that no fractional Purchaser Shares will be issued upon any particular exercise or settlement of Replacement Options, and the aggregate number of Purchaser Shares to be issued upon exercise by a holder of one or more Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such increase is effectuated)), and (C) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Replaced Option immediately prior to the Effective Time. Notwithstanding the foregoing;

(a)	if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act in respect of the exchange of a Replaced Option for a Replacement Option pursuant to this Section 3.1(4), the Replacement Option Exercise Price shall automatically be adjusted, effective as of and from the effective time of such exchange, so that the In-The-Money Amount of the Replacement Option (as adjusted) immediately after such exchange does not exceed the In-The-Money Amount of the Replaced Option immediately before such exchange;

(b)	for any Replaced Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the U.S. Tax Code, it is intended that such adjustment described in Section 3.1(4) will comply with Treasury Regulation Section 1.424(1)(a);

(c)	for any Replaced Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment described in Section 3.1(4) will be implemented in a manner intended to comply with Section 409A of the Code;

(5)	each Company PSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, notwithstanding the terms of the Incentive Plan or any applicable PSU Agreement in relation thereto, shall be, without any further action by or on behalf of the holder of such Company PSU, cancelled and terminated as of the Effective Time and such holder shall receive in consideration for the cancellation and termination of such Company PSU, subject to Section 5.8, the Consideration and: (A) the holder thereof shall cease to be the holder of such Company PSU, (B) the holder thereof shall cease to have any rights as a holder in respect of such Company PSU or under the Incentive Plan, other than the right to receive the consideration to which such holder is entitled pursuant to this Section 3.1(5), (C) such holder’s name shall be removed from the applicable register, and (D) all agreements, grants and similar instruments relating thereto shall be cancelled; and

(6)	each Company RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, notwithstanding the terms of the Incentive Plan or any applicable RSU Agreement in relation thereto, shall be, without any further action by or on behalf of the holder of such Company RSU, cancelled and terminated as of the Effective Time and such holder shall receive in consideration for the cancellation and termination of such Company RSU, subject to Section 5.8, the Consideration and: (A) the holder thereof shall cease to be the holder of such Company RSU, (B) the holder thereof shall cease to have any rights as a holder in respect of such Company RSU or under the Incentive Plan, other than the right to receive the consideration to which such holder is entitled pursuant to this Section 3.1(6), (C) such holder’s name shall be removed from the applicable register, and (D) all agreements, grants and similar instruments relating thereto shall be cancelled.

Article 4
DISSENT RIGHTS

Section 4.1 Rights of Dissent

(1)	Registered holders of the Company Shares may exercise rights of dissent in connection with the Arrangement under section 238 of the BCBCA, in the manner set forth in sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and this Section 4.1 (collectively, “Dissent Rights”); provided that notwithstanding subsection 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in subsection 242(1)(a) of the BCBCA must be received by the Company not later than 4:00 p.m. (Vancouver time) two (2) Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time).

(2)

Dissenting Shareholders who are ultimately determined to be entitled to be paid by the Purchaser the fair value for the Company Shares in respect of which they have exercised Dissent Rights will be deemed to have irrevocably transferred such Company Shares to the Purchaser pursuant to Section 3.1(1) in consideration of such fair value paid by the Purchaser and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Company Shares.

(3)

Dissenting Shareholders who are ultimately not entitled, for any reason, to be paid by the Purchaser the fair value for the Company Shares in respect of which they have exercised Dissent Rights will be deemed to have participated in the Arrangement on the same basis as a Company Shareholder who has not exercised Dissent Rights, as at and from the Effective Time and be entitled to receive only the consideration set forth in Section 3.1 that such holder would have received if such holder had not exercised Dissent Rights.

(4)

In no case will the Company or the Purchaser or any other person be required to recognize a Person exercising Dissent Rights as a holder of Company Shares after the Effective Time, and each Dissenting Shareholder will cease to be entitled to the rights of a Company Shareholder in respect of Company Shares in relation to which such Dissenting Shareholder has exercised Dissent Rights and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Company Shares as and from the Effective Time.

(5)

For greater certainty, in accordance with the BCBCA, none of the following are entitled to exercise Dissent Rights: (i) holders of Company Options; (ii) holders of Company RSUs; (iii) holders of Company PSUs; and (iv) holders of Company Shares who vote, or have instructed a proxyholder to vote, in favour of the Arrangement Resolution.

Article 5
DELIVERY OF PURCHASER SHARES

Section 5.1 Delivery of Purchaser Shares

(1)	Upon return to the Depositary of a properly completed Letter of Transmittal by a registered former Company Shareholder together with certificate(s) or a direct registration statement advice (a “DRS Advice”) representing one or more Company Shares that such Company Shareholder held immediately before the Effective Time, together with such additional documents and instruments as the Depositary may reasonably require, the Company Shareholder shall be entitled to receive the Purchaser Shares that they are entitled to receive pursuant to Section 3.1 in exchange therefor, and the Depositary shall deliver to such holder, following the Effective Time, certificate(s) or DRS Advice recorded on a book-entry basis representing the Purchaser Shares that such holder is entitled to receive pursuant to Section 3.1.

(2)	After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(1), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Company Shares shall be deemed at all times to represent only the right to receive in exchange therefor the Purchaser Shares that the holder of such certificate or DRS Advice is entitled to receive pursuant to Section 3.1.

(3)	For greater certainty, none of the holders of Company Options, holders of Company PSUs, holders of Company RSUs, or Company Shareholders shall be entitled to receive any consideration with respect to such Company securities other than the consideration such holder is entitled to receive in accordance with Section 3.1, and, for greater certainty, no such former holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

Section 5.2 Dividends and Distributions

No dividends or other distributions declared or made after the Effective Time with respect to Purchaser Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged pursuant to Section 3.1 unless and until the holder of record of such certificate shall surrender such certificate (or affidavit in accordance with Section 5.6) in accordance with Section 5.1(1). Subject to applicable Law, at the time of such surrender of any such certificate (or in the case of subclause (B) below, at the appropriate payment date), there shall be paid to the holder of record of the certificates formerly representing whole Company Shares, without interest, (A) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to each whole Purchaser Share issued to such holder, and (B) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Purchaser Share.

Section 5.3 Fractional Shares

In no event shall any fractional Purchaser Shares be issued under this Arrangement. Where the aggregate number of Purchaser Shares to be issued to a holder of Company Shares as consideration under this Arrangement would result in a fraction of a Purchaser Share being issuable, the number of Purchaser Shares to be received by such holder shall be rounded to the nearest whole Purchaser Share.

Section 5.4 Adjustment to Share Consideration

THE AMOUNT OF CONSIDERATION, IF ANY, THAT A COMPANY SHAREHOLDER IS ENTITLED TO RECEIVE PURSUANT TO SECTION 3.1 SHALL BE ADJUSTED TO REFLECT FULLY THE EFFECT OF ANY STOCK SPLIT, REVERSE SPLIT OR STOCK DIVIDEND (INCLUDING ANY DIVIDEND OR DISTRIBUTION OF SECURITIES CONVERTIBLE INTO SHARES), CONSOLIDATION, REORGANIZATION, RECAPITALIZATION OR OTHER LIKE CHANGE WITH RESPECT TO PURCHASER SHARES OCCURRING AFTER THE DATE OF THE ARRANGEMENT AGREEMENT AND PRIOR TO THE EFFECTIVE TIME, IN COMPLIANCE WITH SUCH AGREEMENT.

Section 5.5 Effective Time Procedures

Following the receipt of the Final Order and prior to the Effective Date, the Purchaser shall arrange to be delivered to the Depositary the Purchaser Shares required to be issued to Company Shareholders in accordance with the provisions of Section 3.1, which Purchaser Shares shall be held by the Depositary as agent and nominee for such Company Shareholders for delivery to such Company Shareholders in accordance with the provisions of Article 5.

Section 5.6 Loss of Certificates

In the event any certificate which immediately prior to the Effective Time represented any outstanding Company Shares that were acquired by the Purchaser pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the former holder of such Company Shares, the Depositary will, in exchange for such lost, stolen or destroyed certificate, deliver to such former holder of Company Shares, or make available for pick up at its offices, the Purchaser Shares such former holder is entitled to receive in respect of such Company Shares pursuant to Section 3.1 together with any distributions or dividends which such holder is entitled to receive pursuant to Section 5.2 and less, in each case, any amounts withheld pursuant to Section 5.8. When authorizing such delivery in relation to any lost, stolen or destroyed certificate, the former holder of such Company Shares shall, as a condition precedent to the delivery of Purchaser Shares, give a bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Company, the Purchaser and the Depositary against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.7 Extinction of Rights

Any certificate or book-entry advice statements which immediately prior to the Effective Time represented one or more outstanding Company Shares that were acquired by the Purchaser pursuant to Section 3.1 which is not deposited with the Depositary in accordance with the provisions of Section 5.1(1) on or before the sixth (6th) anniversary of the Effective Date shall, on the sixth (6th) anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a securityholder or otherwise and whether against the Company, the Purchaser, the Depositary or any other person. On such date, the consideration such former holder of Company Shares would otherwise have been entitled to receive pursuant to Section 3.1, together with any distributions or dividends such holder would otherwise have been entitled to receive pursuant to Section 5.2, shall be deemed to have been surrendered for no consideration to the Purchaser. Neither the Company nor the Purchaser will be liable to any person in respect of any cash or securities (including any cash or securities previously held by the Depositary in trust for any such former holder) which is forfeited to the Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

Section 5.8 Withholding Rights

The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any Person, including Company Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amounts otherwise payable to any former Company Shareholders, such Taxes or other amounts as the Purchaser, the Company or the Depositary are required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, or any other provisions of any Laws. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld Taxes or other amounts are actually remitted to the appropriate taxing authority. Each of the Purchaser, the Company and the Depositary, as applicable, is hereby authorized to sell or otherwise dispose of, on behalf of such Person, such portion of any share or other security deliverable to such Person as is necessary to provide sufficient funds to the Purchaser, the Company or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and the Purchaser, the Company or the Depositary shall notify such Person thereof and remit the applicable portion of the net proceeds of such sale to the appropriate taxing authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such Person.

Section 5.9 U.S. Securities Laws Exemption

Notwithstanding any provision herein to the contrary, the Parties each agree that the Plan of Arrangement will be carried out with the intention that all Purchaser Shares to be issued by the Purchaser to Company Shareholders in exchange for their Company Shares pursuant to the Plan of Arrangement will be issued and exchanged in reliance on the exemption from the registration requirements of the U.S. Securities Act as provided by Section 3(a)(10) thereof and applicable state securities laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

Article 6
AMENDMENTS

Section 6.1 Amendments to Plan of Arrangement

(1)	The Company and the Purchaser reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be: (i) set out in writing, (ii) approved by the Company and the Purchaser, (iii) filed with the Court and, if made following the Meeting, approved by the Court, and (iv) communicated to or approved by the Company Shareholders if and as required by the Court.

(2)	Any amendment, modification or supplement to this Plan of Arrangement pursuant to Section 6.1(1) may be proposed by the Company at any time prior to the Meeting (provided the Purchaser shall have consented thereto, such consent not to be unreasonably withheld, conditioned or delayed) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.

(3)	Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting will be effective only if such amendment, modification or supplement: (i) is consented to by each of the Company and the Purchaser, and (ii) if required by the Court or applicable law, is consented to by Company Shareholders voting in the manner directed by the Court.

(4)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date but shall only be effective if it is consented to by each of the Parties provided that such amendment, modification or supplement concerns a matter which, in the reasonable opinion of the Company and the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of the Company and the Purchaser or any former Company Securityholder.

Article 7
TERMINATION

This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement. Upon the termination of the Arrangement Agreement pursuant to Article 8 of the Arrangement Agreement prior to this Plan of Arrangement becoming effective, no Party shall have any liability or further obligation to any other Party hereunder other than as set out in the Arrangement Agreement.

Article 8
FURTHER ASSURANCES

Section 8.1 Further Assurances

Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

Section 8.2 Paramountcy

From and after the Effective Time:

(1)	this Plan of Arrangement shall take precedence and priority over any and all rights related to the securities of the Company issued prior to the Effective Time;

(2)	the rights and obligations of the holders of the securities of the Company and any trustee and transfer agent therefor, shall be solely as provided for in this Plan of Arrangement; and

(3)	all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to securities of the Company shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

B-1

APPENDIX “B”

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER the arrangement provisions of Part 9, Division 5 of the BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

B-2

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9 OF

THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Article 1

INTERPRETATION

Section 1.1	Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context clearly inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of those terms shall have corresponding meanings:

(1)	“Arrangement” means the arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to the Arrangement made in accordance with the terms of the Arrangement Agreement or Section 6.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably;

(2)	“Arrangement Agreement” means the arrangement agreement dated as of January 7, 2025 between the Purchaser and the Company, including the schedules and exhibits thereto, providing for, among other things, the Arrangement, as the same may be amended, supplemented or restated;

(3)	“Arrangement Resolution” means the special resolution approving the Arrangement, substantially in the form attached as Schedule A to the Arrangement Agreement, passed by the Company Shareholders at the Meeting;

(4)	“BCBCA” means the Business Corporations Act (British Columbia), as amended;

(5)	“Business Day” means any day (other than a Saturday, a Sunday, a Canadian or U.S. statutory or civic holiday) on which commercial banks located in Vancouver, British Columbia, and Scottsdale, Arizona are open for the conduct of business;

(6)	“Code” means the United States Internal Revenue Code of 1986, as amended;

(7)	“Company” means Yerbaé Brands Corp., a corporation existing under the BCBCA;

(8)	“Company Options” means the outstanding options, if any, to purchase Company Shares, issued pursuant to the Incentive Plan or otherwise;

(9)	“Company PSUs” means any outstanding performance share units of the Company issued pursuant to the Incentive Plan or otherwise;

(10)	“Company RSUs” means any outstanding restricted share units of the Company issued pursuant to the Incentive Plan or otherwise;

B-3

(11)	“Company Securityholders” means, collectively, the Company Shareholders, the holders of Company Options, the holders of Company RSUs and the holders of Company PSUs;

(12)	“Company Shareholders” means the registered and/or beneficial holders of Company Shares, as the context requires;

(13)	“Company Shares” means the common shares in the authorized capital of the Company;

(14)	“Consideration” means 0.2918 of a Purchaser Share per Company Share;

(15)	“Court” means the Supreme Court of British Columbia;

(16)	“Depositary” means ClearTrust, LLC;

(17)	“Dissent Rights” has the meaning ascribed to such term in Section 4.1(1);

(18)	“Dissent Share” means a Company Share held by a Dissenting Shareholder who is ultimately determined to be entitled to be paid the fair value of his, her or its Company Shares in respect of which such Dissenting Shareholder has exercised Dissent Rights;

(19)	“Dissenting Shareholder” means a registered holder of Company Shares who has duly and validly exercised the Dissent Rights in respect of the Arrangement in strict compliance with the Dissent Rights and who has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights;

(20)	“DRS Advice” has the meaning ascribed to such term in Section 5.1(1);

(21)	“Effective Date” means the date designated by the Company and the Purchaser by notice in writing as the effective date of the Arrangement, after all of the conditions to the completion of the Arrangement as set out in the Arrangement Agreement and the Final Order have been satisfied (to the extent capable of being satisfied prior to the Effective Time) or waived;

(22)	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time on the Effective Date as the Parties may agree to in writing before the Effective Date;

(23)	“Exchange Ratio” means 0.2918 of a Purchaser Share for each Company Share;

(24)	“Final Order” means the final order of the Court approving the Arrangement under subsection 291(4) of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal;

B-4

(25)	“Governmental Entity” means any: (a) national, international, multinational, federal, provincial, state, regional, municipal, local or other government or any governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau ministry or agency, domestic or foreign, including the Securities Authorities; (b) any subdivision, agent, commission, board or authority of any of the foregoing; or (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing (including any stock exchange or interdealer quotation system on which a Party’s shares are listed);

(26)	“holder” means, when used with reference to any securities of the Company or the Purchaser, the holder of such securities shown from time to time in the central securities register maintained by or on behalf of the Company or the Purchaser, as applicable, in respect of such securities;

(27)	“Incentive Plan” means the equity incentive plan of the Company, as constituted immediately prior to the Effective Time;

(28)	“Interim Order” means the interim order of the Court pursuant to subsection 291(2) of the BCBCA in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, each acting reasonably;

(29)	“In-The-Money Amount” means, in respect of an option at a particular time, the amount, if any, by which the aggregate fair market value at that time of the securities subject to such option exceeds the exercise price of such option;

(30)	“Law” means any and all applicable law (statutory, common or otherwise), statute, by-law, constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, notice, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended; “applicable” with respect to such Laws and, in the context that refers to any Person, means such Laws as are applicable at the relevant time or times to such Person or its business, undertaking, property or securities and emanate from a Governmental Entity having jurisdiction over such Person or its business, undertaking, property or securities;

(31)	“Letter of Transmittal” means the letter of transmittal to be delivered by the Company Shareholders to the Depositary as described therein;

(32)	“Lien” means any mortgage, deed of trust, charge, pledge, hypothec, security interest, prior claim, encroachments, option, easement, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;

(33)	“Meeting” means the special meeting of the Company Shareholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought advisable, approving the Arrangement Resolution;

B-5

(34)	“paid-up capital” shall have the meaning ascribed to such term in the Tax Act;

(35)	“Parties” means, together, the Company and the Purchaser and “Party” means any one of them;

(36)	“Person” includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, trustee, executor, administrator, legal personal representative, estate group, body corporate, limited liability company, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

(37)	“Plan of Arrangement” means this plan of arrangement, subject to any amendments or variations thereto made in accordance with Article 6 hereof or with the Arrangement Agreement or made at the direction of the Court in the Final Order with the consent of the Company and the Purchaser, each acting reasonably;

(38)	“Purchaser” means Safety Shot Inc., a corporation incorporated under the laws of Delaware;

(39)	“Purchaser Shares” means the shares of common stock in the authorized share capital of the Purchaser;

(40)	“PSU Agreement” means an agreement evidencing the terms of any Company PSU;

(41)	“Registrar” means the person appointed as the Registrar of Companies pursuant to section 400 of the BCBCA;

(42)	“Replaced Option” has the meaning ascribed to such term in Section 3.1(4);

(43)	“Replacement Option” has the meaning ascribed to such term in Section 3.1(4);

(44)	“Replacement Option Exercise Price” has the meaning ascribed to such term in Section 3.1(4);

(45)	“RSU Agreement” means an agreement evidencing the terms of any Company RSU;

(46)	“Securities Authorities” means, collectively, the securities commissions or similar securities regulatory authorities in each of the provinces and territories of Canada and the U.S. Securities Authorities;

(47)	“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended;

(48)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder; and

(49)	“U.S. Securities Authorities” means, collectively, the United States Securities and Exchange Commission and securities regulatory authorities in each of the states, territories and possessions of the United States and the District of Columbia.

Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Arrangement Agreement. In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein or in the Arrangement Agreement shall have the same meaning herein as in the BCBCA unless the context otherwise clearly requires.

B-6

Section 1.2	Interpretation Not Affected by Headings

The division of this Plan of Arrangement into Articles, Sections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof. Unless otherwise indicated, all references to an “Article”, “Section” or “paragraph” followed by a number and/or a letter refer to the specified Article, Section or paragraph of this Plan of Arrangement.

Section 1.3	Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise clearly requires, words used herein importing the singular include the plural and vice versa; words imparting any gender shall include all genders and the neuter gender; and words imparting persons shall include individuals, partnerships, limited liability companies, associations, corporations, funds, unincorporated organizations, governments, regulatory authorities and other entities.

Section 1.4	Date of Any Action

If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, then such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.5	Time

Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in the Letter of Transmittal refer to the local time of the Company (being the time in Vancouver, British Columbia) unless otherwise stipulated herein or therein.

Section 1.6	Statutory References

Unless otherwise indicated, references in this Plan of Arrangement to any statute include all regulations made pursuant to such statute and the provisions of any statute or regulation which amends, supplements or supersedes any such statute or regulation.

Section 1.7	Currency

Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada, and “$” refers to Canadian dollars.

Article 2

EFFECT OF THE ARRANGEMENT

Section 2.1	Arrangement Agreement

This Plan of Arrangement is made pursuant to, is subject to the provisions of, and forms a part of the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein. This Plan of Arrangement constitutes an arrangement as referred to in section 288 of the BCBCA.

B-7

Section 2.2	Binding Effect

This Plan of Arrangement will become effective commencing at the Effective Time and shall be binding upon the Company, the Purchaser, the Company Securityholders, the Depositary, the transfer agents in respect of the Company Shares and the Purchaser Shares and all other Persons, in each case without any further act or formality required on the part of any Person. Each Company Securityholder shall, in respect of any step in Section 3.1 applicable to such Company Securityholder, be deemed, at the time such step occurs, to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exercise, convert, transfer or exchange (as the case may be) all Company Shares, Company Options, Company PSUs or Company RSUs, as applicable, held by such holder in accordance with such step.

Section 2.3	Transfers Free and Clear

Any transfer of securities pursuant to this Plan of Arrangement shall be free and clear of all Liens, claims and encumbrances.

Section 2.4	Effective Time of Transactions

The transfers, exchanges, issuances and cancellations provided for in Section 3.1 shall occur, and shall be deemed to occur, at the time and in the order specified in Section 3.1, notwithstanding that certain of the procedures related thereto may not be completed until after such time.

Article 3

ARRANGEMENT

Section 3.1	The Arrangement

Commencing at the Effective Time, each of the transactions or events set out below shall, unless otherwise specifically provided in this Section 3.1, occur and be deemed to occur in the following sequence and immediately following the immediately preceding transaction or event, in each case without any further authorization, act or formality on the part of any Person:

(1)	each Dissent Share held by a Dissenting Shareholder shall be, and shall be deemed to be, transferred by the holder thereof, without any further act or formality, to the Purchaser in consideration for the right to receive the consideration in the amount and payable in accordance with Article 4, and upon such transfer:

(a)	such Dissenting Shareholder will cease to be the holder of such Dissent Share or to have any rights as a holder in respect of such Dissent Share, other than the right to be paid the fair value of such Dissent Share determined and payable in accordance with Article 4;

(b)	the former holders of such Dissent Shares shall be removed from the Company’s central securities register for the Company Shares in respect of such Dissent Shares; and

(c)	the Purchaser will be deemed to be the transferee of such Dissent Shares;

B-8

(2)	subject to Section 5.3, each Company Share (other than (i) any Dissent Share in respect of which a registered Company Shareholder validly exercised his, her or its Dissent Right and (ii) any Company Share held by the Company) outstanding immediately prior to the Effective Time (including any Company Shares issued pursuant to Section 3.1(2)) shall be, and shall be deemed to be, transferred by the holder thereof to the Purchaser in exchange for the issuance by the Purchaser to such holder of the Consideration, and upon such exchange:

(a)	the former holder of such exchanged Company Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the Consideration issuable in respect of such Company Share pursuant to this Section 3.1(2);

(b)	the former holders of such exchanged Company Shares shall be removed from the Company’s central securities register for the Company Shares;

(c)	the former holders of such exchanged Company Shares shall be entered in the Purchaser’s central securities register for the Purchaser Shares in respect of the Purchaser Shares issued to such holders pursuant to this Section 3.1(2); and

(d)	the Purchaser will be, and will be deemed to be, the legal and beneficial owner of such transferred Company Shares and will be entered in the central securities register of the Company as the sole holder thereof;

(3)	concurrently with the exchange of Company Shares pursuant to Section 3.1(2), there shall be added to the capital of the Purchaser Shares, in respect of the Purchaser Shares issued pursuant to Section 3.1(2), an amount equal to the product obtained when (i) the paid-up capital of the Company Shares immediately prior to the Effective Time, is multiplied by (ii) a fraction, (A) the numerator of which is the number of Company Shares (excluding any Dissent Shares) outstanding immediately prior to the Effective Time, and (B) the denominator of which is the number of Company Shares (including any Dissent Shares) outstanding immediately prior to the Effective Time;

(4)	each Company Option that is outstanding immediately prior to the Effective Time, whether vested or unvested (each such Company Option, a “Replaced Option”), shall be, and shall be deemed to be, exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase that number of Purchaser Shares equal to the product obtained when the number of Company Shares subject to such Replaced Option immediately prior to the Effective Time is multiplied by the Exchange Ratio, which Replacement Option shall (A) be governed by the incentive plan of the Purchaser in place at the Effective Time, (B) be fully vested, (C) have an exercise price for each Purchaser Share that may be purchased under such Replacement Option (the “Replacement Option Exercise Price”) equal to the quotient obtained when the exercise price per Company Share under the Replaced Option is divided by the Exchange Ratio (provided that no fractional Purchaser Shares will be issued upon any particular exercise or settlement of Replacement Options, and the aggregate number of Purchaser Shares to be issued upon exercise by a holder of one or more Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such increase is effectuated)), and (C) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Replaced Option immediately prior to the Effective Time. Notwithstanding the foregoing;

B-9

(a)	if necessary to satisfy the requirements of subsection 7(1.4) of the Tax Act in respect of the exchange of a Replaced Option for a Replacement Option pursuant to this Section 3.1(4), the Replacement Option Exercise Price shall automatically be adjusted, effective as of and from the effective time of such exchange, so that the In-The-Money Amount of the Replacement Option (as adjusted) immediately after such exchange does not exceed the In-The-Money Amount of the Replaced Option immediately before such exchange;

(b)	for any Replaced Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the U.S. Tax Code, it is intended that such adjustment described in Section 3.1(4) will comply with Treasury Regulation Section 1.424(1)(a);

(c)	for any Replaced Option that is a nonqualified option held by a U.S. taxpayer, it is intended that such adjustment described in Section 3.1(4) will be implemented in a manner intended to comply with Section 409A of the Code;

(5)	each Company PSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, notwithstanding the terms of the Incentive Plan or any applicable PSU Agreement in relation thereto, shall be, without any further action by or on behalf of the holder of such Company PSU, cancelled and terminated as of the Effective Time and such holder shall receive in consideration for the cancellation and termination of such Company PSU, subject to Section 5.8, the Consideration and: (A) the holder thereof shall cease to be the holder of such Company PSU, (B) the holder thereof shall cease to have any rights as a holder in respect of such Company PSU or under the Incentive Plan, other than the right to receive the consideration to which such holder is entitled pursuant to this Section 3.1(5), (C) such holder’s name shall be removed from the applicable register, and (D) all agreements, grants and similar instruments relating thereto shall be cancelled; and

(6)	each Company RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, notwithstanding the terms of the Incentive Plan or any applicable RSU Agreement in relation thereto, shall be, without any further action by or on behalf of the holder of such Company RSU, cancelled and terminated as of the Effective Time and such holder shall receive in consideration for the cancellation and termination of such Company RSU, subject to Section 5.8, the Consideration and: (A) the holder thereof shall cease to be the holder of such Company RSU, (B) the holder thereof shall cease to have any rights as a holder in respect of such Company RSU or under the Incentive Plan, other than the right to receive the consideration to which such holder is entitled pursuant to this Section 3.1(6), (C) such holder’s name shall be removed from the applicable register, and (D) all agreements, grants and similar instruments relating thereto shall be cancelled.

B-10

Article 4

DISSENT RIGHTS

Section 4.1	Rights of Dissent

(1)	Registered holders of the Company Shares may exercise rights of dissent in connection with the Arrangement under section 238 of the BCBCA, in the manner set forth in sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Final Order and this Section 4.1 (collectively, “Dissent Rights”); provided that notwithstanding subsection 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in subsection 242(1)(a) of the BCBCA must be received by the Company not later than 4:00 p.m. (Vancouver time) two (2) Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time).

(2)	Dissenting Shareholders who are ultimately determined to be entitled to be paid by the Purchaser the fair value for the Company Shares in respect of which they have exercised Dissent Rights will be deemed to have irrevocably transferred such Company Shares to the Purchaser pursuant to Section 3.1(1) in consideration of such fair value paid by the Purchaser and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holders not exercised their Dissent Rights in respect of such Company Shares.

(3)	Dissenting Shareholders who are ultimately not entitled, for any reason, to be paid by the Purchaser the fair value for the Company Shares in respect of which they have exercised Dissent Rights will be deemed to have participated in the Arrangement on the same basis as a Company Shareholder who has not exercised Dissent Rights, as at and from the Effective Time and be entitled to receive only the consideration set forth in Section 3.1 that such holder would have received if such holder had not exercised Dissent Rights.

(4)	In no case will the Company or the Purchaser or any other person be required to recognize a Person exercising Dissent Rights as a holder of Company Shares after the Effective Time, and each Dissenting Shareholder will cease to be entitled to the rights of a Company Shareholder in respect of Company Shares in relation to which such Dissenting Shareholder has exercised Dissent Rights and the central securities register of the Company will be amended to reflect that such former holder is no longer the holder of such Company Shares as and from the Effective Time.

(5)	For greater certainty, in accordance with the BCBCA, none of the following are entitled to exercise Dissent Rights: (i) holders of Company Options; (ii) holders of Company RSUs; (iii) holders of Company PSUs; and (iv) holders of Company Shares who vote, or have instructed a proxyholder to vote, in favour of the Arrangement Resolution.

B-11

Article 5

DELIVERY OF PURCHASER SHARES

Section 5.1	Delivery of Purchaser Shares

(1)	Upon return to the Depositary of a properly completed Letter of Transmittal by a registered former Company Shareholder together with certificate(s) or a direct registration statement advice (a “DRS Advice”) representing one or more Company Shares that such Company Shareholder held immediately before the Effective Time, together with such additional documents and instruments as the Depositary may reasonably require, the Company Shareholder shall be entitled to receive the Purchaser Shares that they are entitled to receive pursuant to Section 3.1 in exchange therefor, and the Depositary shall deliver to such holder, following the Effective Time, certificate(s) or DRS Advice recorded on a book-entry basis representing the Purchaser Shares that such holder is entitled to receive pursuant to Section 3.1.

(2)	After the Effective Time and until surrendered for cancellation as contemplated by Section 5.1(1), each certificate or DRS Advice that immediately prior to the Effective Time represented one or more Company Shares shall be deemed at all times to represent only the right to receive in exchange therefor the Purchaser Shares that the holder of such certificate or DRS Advice is entitled to receive pursuant to Section 3.1.

(3)	For greater certainty, none of the holders of Company Options, holders of Company PSUs, holders of Company RSUs, or Company Shareholders shall be entitled to receive any consideration with respect to such Company securities other than the consideration such holder is entitled to receive in accordance with Section 3.1, and, for greater certainty, no such former holder will be entitled to receive any interest, dividends, premium or other payment in connection therewith.

Section 5.2	Dividends and Distributions

No dividends or other distributions declared or made after the Effective Time with respect to Purchaser Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Company Shares that were exchanged pursuant to Section 3.1 unless and until the holder of record of such certificate shall surrender such certificate (or affidavit in accordance with Section 5.6) in accordance with Section 5.1(1). Subject to applicable Law, at the time of such surrender of any such certificate (or in the case of subclause (B) below, at the appropriate payment date), there shall be paid to the holder of record of the certificates formerly representing whole Company Shares, without interest, (A) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to each whole Purchaser Share issued to such holder, and (B) on the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Purchaser Share.

Section 5.3	Fractional Shares

In no event shall any fractional Purchaser Shares be issued under this Arrangement. Where the aggregate number of Purchaser Shares to be issued to a holder of Company Shares as consideration under this Arrangement would result in a fraction of a Purchaser Share being issuable, the number of Purchaser Shares to be received by such holder shall be rounded to the nearest whole Purchaser Share.

B-12

Section 5.4	Adjustment to Share Consideration

THE AMOUNT OF CONSIDERATION, IF ANY, THAT A COMPANY SHAREHOLDER IS ENTITLED TO RECEIVE PURSUANT TO SECTION 3.1 SHALL BE ADJUSTED TO REFLECT FULLY THE EFFECT OF ANY STOCK SPLIT, REVERSE SPLIT OR STOCK DIVIDEND (INCLUDING ANY DIVIDEND OR DISTRIBUTION OF SECURITIES CONVERTIBLE INTO SHARES), CONSOLIDATION, REORGANIZATION, RECAPITALIZATION OR OTHER LIKE CHANGE WITH RESPECT TO PURCHASER SHARES OCCURRING AFTER THE DATE OF THE ARRANGEMENT AGREEMENT AND PRIOR TO THE EFFECTIVE TIME, IN COMPLIANCE WITH SUCH AGREEMENT.

Section 5.5	Effective Time Procedures

Following the receipt of the Final Order and prior to the Effective Date, the Purchaser shall arrange to be delivered to the Depositary the Purchaser Shares required to be issued to Company Shareholders in accordance with the provisions of Section 3.1, which Purchaser Shares shall be held by the Depositary as agent and nominee for such Company Shareholders for delivery to such Company Shareholders in accordance with the provisions of Article 5.

Section 5.6	Loss of Certificates

In the event any certificate which immediately prior to the Effective Time represented any outstanding Company Shares that were acquired by the Purchaser pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the former holder of such Company Shares, the Depositary will, in exchange for such lost, stolen or destroyed certificate, deliver to such former holder of Company Shares, or make available for pick up at its offices, the Purchaser Shares such former holder is entitled to receive in respect of such Company Shares pursuant to Section 3.1 together with any distributions or dividends which such holder is entitled to receive pursuant to Section 5.2 and less, in each case, any amounts withheld pursuant to Section 5.8. When authorizing such delivery in relation to any lost, stolen or destroyed certificate, the former holder of such Company Shares shall, as a condition precedent to the delivery of Purchaser Shares, give a bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct, or otherwise indemnify the Company, the Purchaser and the Depositary against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5.7	Extinction of Rights

Any certificate or book-entry advice statements which immediately prior to the Effective Time represented one or more outstanding Company Shares that were acquired by the Purchaser pursuant to Section 3.1 which is not deposited with the Depositary in accordance with the provisions of Section 5.1(1) on or before the sixth (6th) anniversary of the Effective Date shall, on the sixth (6th) anniversary of the Effective Date, cease to represent a claim or interest of any kind or nature whatsoever, whether as a securityholder or otherwise and whether against the Company, the Purchaser, the Depositary or any other person. On such date, the consideration such former holder of Company Shares would otherwise have been entitled to receive pursuant to Section 3.1, together with any distributions or dividends such holder would otherwise have been entitled to receive pursuant to Section 5.2, shall be deemed to have been surrendered for no consideration to the Purchaser. Neither the Company nor the Purchaser will be liable to any person in respect of any cash or securities (including any cash or securities previously held by the Depositary in trust for any such former holder) which is forfeited to the Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law.

B-13

Section 5.8	Withholding Rights

The Purchaser, the Company and the Depositary, as applicable, shall be entitled to deduct or withhold from any consideration payable or otherwise deliverable to any Person, including Company Shareholders exercising Dissent Rights, pursuant to the Arrangement and from all dividends, other distributions or other amounts otherwise payable to any former Company Shareholders, such Taxes or other amounts as the Purchaser, the Company or the Depositary are required, entitled or permitted to deduct or withhold with respect to such payment under the Tax Act, or any other provisions of any Laws. To the extent that Taxes or other amounts are so deducted or withheld, such deducted or withheld Taxes or other amounts shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction or withholding was made, provided that such deducted or withheld Taxes or other amounts are actually remitted to the appropriate taxing authority. Each of the Purchaser, the Company and the Depositary, as applicable, is hereby authorized to sell or otherwise dispose of, on behalf of such Person, such portion of any share or other security deliverable to such Person as is necessary to provide sufficient funds to the Purchaser, the Company or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and the Purchaser, the Company or the Depositary shall notify such Person thereof and remit the applicable portion of the net proceeds of such sale to the appropriate taxing authority and, if applicable, any portion of such net proceeds that is not required to be so remitted shall be paid to such Person.

Section 5.9	U.S. Securities Laws Exemption

Notwithstanding any provision herein to the contrary, the Parties each agree that the Plan of Arrangement will be carried out with the intention that all Purchaser Shares to be issued by the Purchaser to Company Shareholders in exchange for their Company Shares pursuant to the Plan of Arrangement will be issued and exchanged in reliance on the exemption from the registration requirements of the U.S. Securities Act as provided by Section 3(a)(10) thereof and applicable state securities laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement.

Article 6

AMENDMENTS

Section 6.1	Amendments to Plan of Arrangement

(1)	The Company and the Purchaser reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification or supplement must be: (i) set out in writing, (ii) approved by the Company and the Purchaser, (iii) filed with the Court and, if made following the Meeting, approved by the Court, and (iv) communicated to or approved by the Company Shareholders if and as required by the Court.

(2)	Any amendment, modification or supplement to this Plan of Arrangement pursuant to Section 6.1(1) may be proposed by the Company at any time prior to the Meeting (provided the Purchaser shall have consented thereto, such consent not to be unreasonably withheld, conditioned or delayed) with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), will become part of this Plan of Arrangement for all purposes.

(3)	Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting will be effective only if such amendment, modification or supplement: (i) is consented to by each of the Company and the Purchaser, and (ii) if required by the Court or applicable law, is consented to by Company Shareholders voting in the manner directed by the Court.

B-14

(4)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date but shall only be effective if it is consented to by each of the Parties provided that such amendment, modification or supplement concerns a matter which, in the reasonable opinion of the Company and the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of the Company and the Purchaser or any former Company Securityholder.

Article 7

TERMINATION

This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Arrangement Agreement. Upon the termination of the Arrangement Agreement pursuant to Article 8 of the Arrangement Agreement prior to this Plan of Arrangement becoming effective, no Party shall have any liability or further obligation to any other Party hereunder other than as set out in the Arrangement Agreement.

Article 8

FURTHER ASSURANCES

Section 8.1	Further Assurances

Notwithstanding that the transactions and events set out herein will occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties will make, do and execute, or cause to be made, done and executed, any such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

Section 8.2	Paramountcy

From and after the Effective Time:

(1)	this Plan of Arrangement shall take precedence and priority over any and all rights related to the securities of the Company issued prior to the Effective Time;

(2)	the rights and obligations of the holders of the securities of the Company and any trustee and transfer agent therefor, shall be solely as provided for in this Plan of Arrangement; and

(3)	all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to securities of the Company shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

C-1

APPENDIX “C”

YERBAÉ ARRANGEMENT RESOLUTION

C-2

Arrangement Resolution

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.	The arrangement (the “Arrangement”) under Part 9, Division 5 of the Business Corporations Act (British Columbia) involving Yerbaé Brands Corp. (the “Company”) and Safety Shot, Inc. (“Shot”), as more particularly described and set forth in the information circular of the Company dated [●], 2025 accompanying the notice of this meeting, as the Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

2.	The plan of arrangement (the “Plan of Arrangement”) involving the Company, the full text of which is set out as Schedule “B” to the arrangement agreement dated January 7, 2025 between the Company and Shot (the “Arrangement Agreement”), as the Plan of Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved, ratified and adopted.

3.	The Arrangement Agreement, all of the transactions contemplated by the Arrangement Agreement, and the Arrangement, the actions of the directors of the Company in approving the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any amendments thereto in accordance with its terms are hereby, authorized, approved and ratified.

4.	Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the shareholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia (the “Court”), the directors of the Company are hereby authorized and empowered without further notice to or approval of the shareholders of the Company (i) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement, the Plan of Arrangement and the order of the Court, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

5.	Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to make an application to the Court for an order approving the Arrangement, to execute, under the corporate seal of the Company or otherwise, and to deliver or file such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement.

6.	Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person’s opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

D-1

Appendix “D”

INTERIM ORDER

D-2

No. ___________

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

In the matter of sections 288 to 299 of the business

corporations act, s.b.c. 2002, chapter 57, as amended

- and -

in the matter of a proposed arrangement involving

YERBAÉ BRANDS CORP. and SAFETY SHOT, INC.

RE: Yerbaé Brands Corp.

Petitioner

INTERIM ORDER MADE AFTER APPLICATION

BEFORE	) ) )	[ASSOCIATE] JUDGE [Name]	) ) )	[X]/[X]/2025

ON THE APPLICATION of the Petitioner, Yerbaé Brands Corp. (the “Company”), without notice, coming on for hearing at The Law Courts at 800 Smithe Street, Vancouver, British Columbia on [X]/[X]/2025 and on hearing [Name of Counsel], counsel for the Petitioner, for an interim order pursuant to Section 291 of the Business Corporations Act, S.B.C. 2002, c.57, as amended (“BCBCA”), and upon reading the materials and pleadings filed herein, and upon being advised that it is the intention of the Petitioner to rely on Section 3(a)(10) of the United States Securities Act of 1933, as amended (the “1933 Act”);

THIS COURT ORDERS that:

DEFINITIONS

1. As used in this Interim Order Made After Application (the “Interim Order”), unless otherwise defined, terms beginning with capital letters have the respective meanings set out in the draft joint proxy statement of the Company and Safety Shot (the “Joint Proxy Statement/Circular”), containing the draft Notice of the Meeting (the “Notice”) to the holders of common shares (each, a “Yerbaé Share”) of the Petitioner (collectively, the “Yerbaé Shareholders”), a copy of which is attached at Exhibit “B”, Schedule A to the Affidavit #1 of Rose Zanix made on February [X], 2025 (the “Zanic Affidavit”).

D-3

THE YERBAÉ MEETING

2. Pursuant to the BCBCA and the Petitioner’s Articles, the Petitioner is authorized to call, hold and conduct a special meeting (the “Meeting”) of the holders of Common Shares (the “Shareholders”), to be held in-person on December 11, 2025 commencing at 10:00 a.m. (Vancouver time), to:

(a)	to consider and, if thought fit, pass, with or without variation, a special resolution, the full text of which is set forth in Schedule A to the Joint Proxy Statement/Circular (the “Arrangement Resolution”), to approve a proposed plan of arrangement (the “Arrangement”) under Division 5 of Part 9 of the BCBCA involving the Petitioner and Safety Shot, Inc.; and

(b)	to act upon such other matters, including amendments to the foregoing, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

3. The record date for determining the Yerbaé Shareholders who are entitled to receive notice of, and the Shareholders who are entitled to receive notice of, attend and vote at the Meeting is October 29, 2025 (the “Record Date”), as approved by the Petitioner’s board of directors (the “Board”), and shall not change in respect of any adjournment to the Meeting.

4. The Meeting shall be called, held and conducted in accordance with the BCBCA, the Joint Proxy Statement/Circular, and the Petitioner’s Articles, subject to the terms of this Interim Order.

5. The Chair of the Meeting shall be a person so authorized in accordance with the Petitioner’s Articles. The Chair is at liberty to call on the assistance of the Petitioner’s legal counsel at any time and from time to time as the Chair of the Meeting may deem necessary or appropriate.

6. The only persons entitled to attend the Meeting shall be those Shareholders that appear on the Petitioner’s central securities register (the “Registered Shareholders”) as of the close of business (Vancouver time) on the Record Date, the Board, auditors and advisors and any other person admitted on the invitation or consent of the Chair of the Meeting, and the only persons entitled to be represented and to vote at the Meeting shall be the Registered Shareholders as at the close of business (Vancouver time) on the Record Date, or their respective proxy holders.

ADJOURNMENT

7. Notwithstanding the provisions of the BCBCA, the Petitioner, if it deems it advisable, is specifically authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote of the Shareholders respecting the adjournment or postponement and without the need for the Court’s approval. Notice of any such adjournments or postponements shall be given by such method as the Petitioner may determine is appropriate in the circumstances, including by news release, newspaper advertisement, or by notice sent to the Yerbaé Shareholders by one of the methods specified in paragraph 10 of this Interim Order, or by posting same to SEDAR+.

D-4

8. The Record Date shall not change in respect of adjournments or postponements of the Meeting.

NOTICE OF MEETING AND METHOD OF DISTRIBUTION OF MEETING MATERIALS

9. The Joint Proxy Statement/Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of Section 290(1)(a) of the BCBCA, and the Petitioner shall not be required to send to the Yerbaé Shareholders, or any other person identified under paragraph 6 of this Interim Order, any other or additional statement pursuant to Section 290(1)(a) of the BCBCA.

10. The Joint Proxy Statement/Circular, the Notice, the form of proxy for the Registered Shareholders and the form of voting instruction form for non-registered Shareholders (collectively, referred to as the “Meeting Materials”), with such deletions, amendments or additions thereto as counsel for the Petitioner may advise are necessary or desirable, provided that such amendments are not inconsistent with the terms of this Interim Order, shall be distributed to:

(a)	the Registered Shareholders as they appear on the central securities register of the Petitioner as at the Record Date at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, delivery or transmittal and the date of the Meeting, by one or more of the following methods:

	(i)	the Company will utilize the notice-and-access delivery model provided for under National Instrument 54-101 (“Notice and Access”) for the delivery of the Meeting Materials to Registered Shareholders in respect of the Meeting. Under Notice and Access, instead of receiving paper copies of the Meeting Materials, Registered Shareholders will receive a notice with information on how they may access the Meeting Materials electronically. Registered Shareholders will receive a proxy enabling them to vote at the Meeting. The Meeting Materials will be available on the Company’s website at https://www.cruzbatterymetals.com as of November 1, 2025 and will remain on the website for one full year thereafter. The Meeting Materials are also available upon request, without charge, by e-mail at info@cruzbatterymetals.com, or can be accessed online on SEDAR+ at www.sedarplus.ca as of November 1, 2025. All Registered Shareholders not requesting a paper copy will receive a Notice and Access notification, which will contain information on how they may access the Meeting Materials electronically in advance of the Meeting;

D-5

	(ii)	by prepaid ordinary mail addressed to the Registered Shareholders who have elected to receive paper copies of the Meeting Materials at their respective addresses as they appear on the Petitioner’s central securities register as at the Record Date;

	(iii)	by delivery in person or by courier delivery to the address specified on the Petitioner’s central securities register; or

	(iv)	by email or facsimile transmission to any Registered Shareholder who identifies himself, herself or itself to the Petitioner’s satisfaction (acting through its representatives), who requests such email or facsimile transmission and, if required by the Petitioner, agrees to pay the charges related to such transmission;

(b)	in the case of non-registered Shareholders, by providing relevant portions of the Meeting Materials, including a voting instruction form, to their intermediaries and registered nominees at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing, delivery or transmittal and the date of the Meeting, for sending to beneficial owners in accordance with National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators (“NI 54-101”) by one or more of the methods specified in paragraph 10(a)(i)-(iv) of this Interim Order;

(c)	the Petitioner’s directors and auditors by mailing the Meeting Materials by prepaid ordinary mail, email or facsimile transmission, courier or delivery in person, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal and the date of the Meeting; and

(d)	the Yerbaé Shareholders to the address specified on the Petitioner’s applicable Securities registry by prepaid ordinary mail, email or facsimile transmission, courier or delivery in person, to such persons at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or transmittal and the date of the Meeting;

and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.

11. Accidental failure of or omission by the Petitioner to give notice to any one or more of the Yerbaé Shareholders, directors or the auditors of the Petitioner, or the non-receipt of such notice by any of such persons, or any failure or omission to give such notice as a result of events beyond the Petitioner’s reasonable control (including, without limitation, any inability to use postal services) shall not constitute a breach of this Interim Order, or a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the Petitioner’s attention then it shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

D-6

12. No other form of service of the Meeting Materials or any portion thereof need be made or notice given or other material served in respect of these proceedings or the Meeting, except as may be directed by a further order of this Court. Provided that notice of the Meeting and the provision of the Meeting Materials to the Yerbaé Shareholders takes place in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

DEEMED RECEIPT OF NOTICE

13. The Meeting Materials shall be deemed, for the purposes of this Interim Order, to have been received:

(a)	in the case of Notice and Access, when Shareholders receive a notice with information on how they may access the Meeting Materials electronically, including receipt of a proxy or voting instruction form, as applicable, enabling them to vote at the Meeting;

(b)	in the case of mailing, when deposited in a post office or public letter box;

(c)	in the case of delivery in person or by courier, the day of such personal delivery or delivery by courier;

(d)	when provided to intermediaries and registered nominees; and

(e)	in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch.

14. Receipt of notice under Notice and Access and mailing of the Meeting Materials, as applicable, in accordance with paragraph 10 of this Interim Order shall be good and sufficient service of the Notice of Hearing of Petition, the Petition, the Zanic Affidavit and this Interim Order on all persons who are entitled to be served. No other form of service need be made. No other materials need be served on such persons in respect of these proceedings, and service of further affidavits in support is dispensed with.

AMENDMENTS TO MEETING MATERIALS

15. The Petitioners are authorized to make such amendments, revisions, or supplements to the Meeting Materials as they may determine and the Meeting Materials, as so amended, revised, or supplemented, shall be the Meeting Materials to be distributed in accordance with paragraph 10 of this Interim Order.

D-7

UPDATING MEETING MATERIALS

16. Notice of any amendments, updates, or supplement to any of the information provided in the Meeting Materials may be communicated to the Yerbaé Shareholders by news release, newspaper advertisement or by notice sent to them by one of the methods specified in paragraph 10 of this Interim Order, or by posting same to SEDAR+, as determined to be the most appropriate method of communication by the Board.

AMENDMENTS TO THE ARRANGEMENT AND PLAN OF ARRANGEMENT

17. The Company is authorized to make, subject to the terms of the Arrangement Agreement, as amended, the Plan of Arrangement, and paragraph 18, below, such amendments, modifications or supplements to the Arrangement pursuant to the Plan of Arrangement and the Plan of Arrangement as it may determine without any additional notice to Yerbaé Shareholders or others entitled to receive notice under paragraph 10 hereof and the Arrangement and Plan of Arrangement, as so amended, modified or supplemented shall be the Arrangement and Plan of Arrangement to be submitted to the Shareholders, and shall be the subject of the Arrangement Resolution. Amendments, modifications or supplements may be made following the Meeting, but shall be subject to review and, if appropriate, further direction by this Honourable Court at the hearing for the final approval of the Arrangement.

18. If any amendments, modifications or supplements to the Arrangement or Plan of Arrangement as referred to in paragraph 17, above, would, if disclosed, reasonably be expected to affect a Shareholder’s decision to vote for or against the Arrangement Resolution, notice of such amendment, modification or supplement shall be distributed, subject to further order of this Honourable Court, by press release, newspaper advertisement, first class mail, or by the method most reasonably practicable in the circumstances, as the Company may determine.

QUORUM AND VOTING

19. The quorum for the Meeting is one person, present in person, or by proxy, Shareholders who, in the aggregate, hold at least 1% of the issued shares entitled to be voted at the Meeting.

20. In respect of the Arrangement Resolution, the votes taken at the Meeting shall be taken on the basis of one vote per Common Share held, and the vote required to pass the Arrangement Resolution shall be an affirmative vote by at least 66⅔% of the votes cast on the Arrangement Resolution by the Shareholders present in person or by proxy at the Meeting.

21. The vote required to pass the Arrangement Resolution shall be sufficient to authorize and direct the Petitioner to do all such acts and things as may be necessary or desirable to give effect to the Arrangement on a basis consistent with what is provided for in the Joint Proxy Statement/Circular without the necessity of any further approval by the Shareholders, subject only to the final approval of this Honourable Court.

D-8

22. For the purposes of counting votes respecting the Arrangement Resolution, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast and the Common Shares represented by such spoiled votes, illegible votes, defective votes and abstentions shall not be counted in determining the number of Common Shares represented at the Meeting. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

23. In all other respects, the terms, restrictions and conditions of the Petitioner’s Articles and the BCBCA shall apply in respect of the Meeting.

SCRUTINEER

24. A representative of the Company is authorized to act as scrutineer for the Meeting.

SOLICITATION OF PROXIES

25. The Petitioner is authorized to use proxies at the Meeting in accordance with the Petitioner’s Articles of Incorporation. The Petitioner is authorized, at its own expense, to solicit proxies, directly and through its directors, officers and employees, and through such agents or representatives as it may retain for the purpose, and by mail or such other forms of personal or electronic communication as it may determine.

26. The procedure for delivery, revocation and use of proxies at the Meeting shall be as set out in the Meeting Materials.

DISSENT RIGHTS

27. Each Registered Shareholder shall have the right to dissent in respect of the Arrangement Resolution in accordance with the provisions of Division 2 of Part 8 of the BCBCA, as modified by the terms of this Interim Order and the Plan of Arrangement.

28. In order for a Registered Shareholder to exercise such right of dissent under Division 2 of Part 8 of the BCBCA, a dissenting Registered Shareholder must provide written notice of dissent (a “Dissent Notice”) contemplated by s. 242 of the BCBCA which must be received by the Company, in the manner set out below, not later than 10:00 a.m. (Vancouver time) on the business day that is at least two business days before the date of the Meeting. All notices of dissent to the Arrangement pursuant to s. 242 of the BCBCA should be delivered by mail or hand delivery to Yerbaé Brands Corp., Suite 2905 – 700 West Georgia Street, PO Box 10112 – Pacific Centre, Vancouver, BC V7Y 1C6 (Attention: Chief Executive Officer), and:

(a)	a dissenting Registered Shareholder shall not have voted his, her, or its Common Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;

D-9

(b)	a vote against the Arrangement Resolution or an abstention shall not constitute the Dissent Notice required under paragraph 28;

(c)	a dissenting Registered Shareholder may not exercise rights of dissent in respect of only a portion of such dissenting Registered Shareholder’s Common Shares but rather shall dissent only with respect to all of the Common Shares held by such person; and

(d)	the exercise of such right of dissent must otherwise comply with the requirements of Division 2 of Part 8 of the BCBCA, as modified by this Interim Order.

29. Subject to further order of this Court, the rights available to the Registered Shareholders under the BCBCA, this Interim Order and the Plan of Arrangement to dissent in respect of the Arrangement Resolution shall constitute full and sufficient rights of dissent for the Shareholders with respect to the Arrangement Resolution.

30. Notice to the Registered Shareholders of their right of dissent with respect to the Arrangement Resolution and to receive, subject to the provisions of the BCBCA and the Arrangement, the fair value of their Common Shares shall be given by including information with respect to this right in the Joint Proxy Statement/Circular to be sent to the Registered Shareholders in accordance with this Interim Order.

APPLICATION FOR FINAL ORDER

31. Upon approval, with or without variation, by the Shareholders of the Arrangement, in the manner set forth in this Interim Order, the Petitioner may apply to this Court for, inter alia, an Order:

(a)	pursuant to Section 291 of the BCBCA approving the Arrangement and its terms and conditions;

(b)	pursuant to Section 291 of the BCBCA declaring that the terms and conditions of the Arrangement, and the exchange of securities to be effected by completion of the Arrangement, are substantively and procedurally fair;

(c)	pursuant to Section 297 of the BCBCA that the Arrangement shall be binding on the Petitioner, the Yerbaé Shareholders and other affected parties upon taking effect; and

(d)	pursuant to Sections 291, 292 and 296 of the BCBCA that the Arrangement shall take effect as of the Effective Time, (collectively, the “Final Order”).

D-10

32. The Petitioner is at liberty to proceed with hearing of the Final Order on December 16, 2025 at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia or as soon thereafter as the hearing of the Final Order can be heard, or at such other date and time as the Petitioner may determine or this Court may direct.

33. Any Securityholder, director, auditor, or other interested party with leave of the Court, desiring to support or oppose the application has the right to appear (either in person or by counsel) and make submissions at the hearing of the application for the Final Order. Any such person seeking to appear at the hearing of the application for the Final Order shall:

(a)	file a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, with this Court; and

(b)	serve the filed Response to Petition, together with a copy of any additional affidavits and other materials on which the person intends to rely at the hearing for the Final Order on the Petitioner’s solicitors at:

Cozen O’Connor LLP
Bentall 5
550 Burrard Street, Suite 2501
Vancouver, B.C. V6C 2B5
Attention: Oliver C. Hanson

by or before 4:00 p.m. (Vancouver time) on the business day immediately preceding the day on which the Final Order is scheduled to be heard.

34. Sending the Meeting Materials and the Interim Order in accordance with paragraph 10 of this Interim Order shall:

(a)	constitute good and sufficient service of the within proceedings and no other form of service need be made and no other material need be served on such persons in respect of these proceedings and that service of the affidavits in support is dispensed with; and

(b)	to the extent necessary, shorten the time-period provided in the Supreme Court Civil Rules for filing a Response to Petition and for delivery of a Notice of Hearing of this Petition for final order.

35. The Petitioner shall be at liberty to give notice of this proceeding to persons outside the jurisdiction of this Court in the manner specified herein.

36. The only persons entitled to receive notice of any further proceedings herein, including any hearing to sanction or approve the Arrangement, and to appear and be heard thereon, shall be the Petitioner’s solicitors.

D-11

37. In the event that the hearing for the Final Order is adjourned, only those persons who have filed and served a Response to Petition in accordance with this Interim Order need be provided notice of materials filed in this proceeding and the adjourned hearing date.

38. Accidental failure of or omission by the Petitioner to send the Meeting Materials in accordance with paragraph 10 to any of the Yerbaé Shareholders or any of the directors or auditors of the Petitioner shall not invalidate any order made by this Honourable Court to approve the Arrangement, but if any such failure or omission is brought to the attention of the Petitioner, then the Petitioner shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

VARIANCE

39. The Petitioner shall be entitled, at any time, to apply to vary this Interim Order and apply for such other orders as may be necessary or appropriate.

40. Supreme Court Civil Rules 8-1 and 16-1(3), (7) & (8) shall not apply to any further applications in respect of this proceeding, including the application for the Final Order and any application to vary this Interim Order.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

__________________________________

Signature of Lawyer for Yerbaé Brands Corp.

Lawyer: Oliver C. Hanson, Cozen O’Connor LLP

BY THE COURT

Registrar

D-12

No. s247445

Vancouver Registry

IN THE SUPREME COURT OF

BRITISH COLUMBIA

In the matter of sections 288

to 299 of the business

corporations act, s.b.c. 2002,

chapter 57, as amended

- and -

in the matter of a proposed

arrangement involving YERBAÉ

BRANDS CORP. and Safety Shot,

Inc.

Yerbaé Brands Corp.

Petitioner

Order Made After Application

File No.: 3701583.00619605

COZEN O’CONNOR LLP

Bentall 5

550 Burrard Street, Suite 2501

Vancouver, BC V6C 2B5

604.674.9170

LAWYER: Oliver C. Hanson

(Direct #: 604.674.9170)

E-1

Appendix “E”

NOTICE OF APPLICATION FOR FINAL ORDER

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

In the matter of sections 288 to 299 of the business

corporations act, s.b.c. 2002, chapter 57, as amended

- and -

in the matter of a proposed arrangement involving

Yerbaé Brands Corp. and Safety Shot, Inc.

Yerbaé Brands Corp.

Petitioner

RE: Yerbaé Brands Corp.

Petition to the Court

ON NOTICE TO: The Petitioner’s securityholders and other affected persons

The address of the registry is:	800 Smithe Street
Vancouver, BC, V6Z 2E1

The Petitioner estimates that the hearing of the Petition will take 10 minutes.

☐ This matter is not an application for judicial review.

This proceeding is brought for the relief set out in Part 1 below, by

☒ the person named as Petitioner in the style of proceedings above

If you intend to respond to this Petition, you or your lawyer must

(a)	file a Response to Petition in Form 67 in the above-named registry of this court within the time for response to Petition described below, and

(b)	serve on the Petitioner

(i)	2 copies of the filed Response to Petition, and

(ii)	2 copies of each filed Affidavit on which you intend to rely at the hearing.

Orders, including orders granting the relief claimed, may be made against you, without any further notice to you, if you fail to file the Response to Petition within the time for response.

E-2

Time for Response to Petition

A Response to Petition must be filed and served on the Petitioner,

(a)	if you were served with the Petition anywhere in Canada, within 21 days after that service,

(b)	if you were served with the Petition anywhere in the United States of America, within 35 days after that service,

(c)	if you were served with the Petition anywhere else, within 49 days after that service, or

(d)	if the time for Response has been set by order of the court, within that time.

(1)	The ADDRESS FOR SERVICE of the Petitioner is:	Cozen O’Connor LLP Attn: Oliver C. Hanson Bentall 5 550 Burrard Street, Suite 2501 Vancouver, BC, V6C 2B5 (Direct Number: 604.674.9170)
	Fax number address for service (if any) of the Petitioner:	778.357.3376
	E-mail address for service (if any) of the Petitioner:	OHanson@cozen.com
(2)	The name and office address of the Petitioner’s lawyer is:	Cozen O’Connor LLP Attn: Oliver C. Hanson Bentall 5 550 Burrard Street, Suite 2501 Vancouver, BC, V6C 2B5 (Direct Number: 604.674.9170)

Claim of the Petitioner

Part 1: Orders Sought

1. The Petitioner, Yerbaé Brands Corp. (the “Company”), applies to this Court pursuant to sections 288 and 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended or superseded (the “BCBCA”), Rules 16-1, 4-4, 4-5 and 2-1(2)(b) of the Supreme Court Civil Rules and the Court’s inherent jurisdiction for the following orders:

(a)	an order (the “Interim Order”) in the form attached as Schedule “A” to this Petition;

(b)	an order (the “Final Order”) in the form attached as Schedule “B” to this Petition; and

(c)	such further and other relief as counsel for the Company may advise and the Court may deem just.

E-3

Part 2: Factual Basis

General

1. Unless defined otherwise herein, capitalized terms have the same meaning as in the Arrangement Agreement dated January 7, 2025 (the “Arrangement Agreement”) attached to Affidavit #1 of Rose Zanic, made February [X], 2025 (the “Zanic Affidavit”) at Exhibit B, Schedule B.

Parties to the Arrangement

2. The Company is a company incorporated under the laws of British Columbia with a registered and records office located at Suite 2501 – 550 Burrard Street, Vancouver, BC, V6C 2B5. The Company is in the business of making great-tasting zero calorie, zero sugar energy beverages made with yerba mate and other premium, plant-based ingredients.

3. The Company was initial formed on June 30, 2003, via an amalgamation between Nova Canada Enterprises Ltd. and Stepstone Enterprises Ltd. under the name “Stepstone Enterprises Ltd.” pursuant to the provisions of the BCBCA. On August 31, 2004, “Stepstone Enterprises Ltd.” filed articles of amendment changing its name from “Stepstone Enterprises Ltd.” to “ACT360 Solutions Ltd.” Effective June 2, 2016, ACT36 Solutions Ltd. filed articles of amendment changing its name from “ACT360 Solutions Ltd.” to “Kona Bay Technologies Inc.”. Effective February 8, 2023, Kona Bay Technologies Inc. filed articles of amendment changing its name from “Kona Bay Technologies Inc.” to “Yerbaé Brands Corp.”. The directors of the Company are Todd Gibson, Karrie Gibson, Rose Zanic, Andrew Dratt and Maruf Raza.

4. The Company is a reporting issuer in Alberta and British Columbia, Alberta and Ontario. The Company’s common shares (each, a “Yerbaé Share”) were listed on the TSX Venture Exchange (“TSXV”) on February 13, 2023. The Yerbaé Shares are currently listed for trading on the TSXV under the symbol “YERB.U”.

5. On January 7, 2025, the date immediately preceding the announcement of the Arrangement Agreement, the closing price for the Yerbaé Shares was US$0.17.

E-4

6. As of February [X], 2025 (the “Record Date”), the Company’s outstanding securities consisted of the Yerbaé Shares, share purchase warrants to purchase Yerbaé Shares (each, a “Yerbaé Warrant”), options to purchase Yerbaé Shares (each, an “Yerbaé Option”), performance share units (each, a “Yerbaé PSU”) representing the right to receive, once vested, one Yerbaé Share and restricted share units (each, a “Yerbaé RSU”) representing the right to receive, once vested, one Yerbaé Share in the following amounts:

(a)	[63,085,228] issued and outstanding Yerbaé Shares;

(b)	[12,925,405] outstanding Yerbaé Warrants;

(c)	[2,163,634] Yerbaé Options;

(d)	[1,480,865] Yerbaé PSUs; and

(e)	[2,602,774] Yerbaé RSUs.

7. Safety Shot, Inc. (“Safety Shot”), formerly known as Jupiter Wellness Inc., is a company incorporated under the laws of the State of Delaware with an office for business at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL, 33477 and a registered and records office located at 8 The Green, STE R, Dover, DE, 19901. Safety Shot is a wellness and dietary supplement company, which has developed “Sure Shot”, the first patented wellness product that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood.

8. Safety Shot was incorporated on October 24, 2018, under the name “Jupiter Wellness Inc.”. On August [X], 2023, Jupiter Wellness Inc.’s name was changed to “Safety Shot, Inc.” The directors of Safety Shot are Christopher Marc Melton, Christopher Marc Melton, Jarrett Boon, Richard Pasucci, John Gulyas, David Long and Jordan Schur.

9. The shares of common stock (each, a “SHOT Share”) and warrants to purchase SHOT Shares of Safety Shot are listed on Nasdaq under the symbols “SHOT” and “SHOTW”, respectively.

Principal Features of the Arrangement

10. The purpose of the Arrangement and the related transactions is to redefine the landscape of healthy and functional beverages, bringing together two separate publicly traded companies: (a) the Company, which will seek to continue production of its zero calorie, zero sugar energy beverages made with yerba mate and other premium, plant-based ingredients; and (b) Safety Shot, which will seek to continue production of “Sure Shot”, the first patented wellness product that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. The Arrangement will result in, among other things, Safety Shot acquiring all of the issued and outstanding Yerbaé Shares (including the Yerbaé Shares to be issued on the settlement of all of the Yerbaé PSUs and Yerbaé RSU, which will be settled immediately prior to the Effective Time) from the participating Yerbaé Shareholders in consideration for the right to receive an aggregate of 20,000,000 SHOT Shares at the Effective Time (collectively, the “Consideration”).

E-5

11. The Arrangement’s primary features include:

(a)	Safety Shot will acquire all of the issued and outstanding Yerbaé Shares from the Yerbaé Shareholders.

(b)	In consideration for the purchase of the Yerbaé Shares, Safety Shot will issue an aggregate of 20,000,000 SHOT Shares as the Consideration to the Yerbaé Shareholders on a pro rata basis, with each holder of Yerbaé Shares expected to receive 0.2918 of a SHOT Share for each Yerbaé Share held (the “Exchange Ratio”), implying a current market price per Yerbaé Share of US$0.76, based on the closing share price of the SHOT Shares on January 6, 2025. The number of SHOT Shares to be received by such Yerbaé Shareholder shall be rounded to the nearest whole SHOT Share.

(f)	Each Yerbaé Option that is outstanding immediately prior to the Effective Time, whether vested or unvested (each such Yerbaé Option, a “Replaced Option”), shall be, and shall be deemed to be, exchanged for an option (each, a “Replacement Option”) entitling the holder to purchase that number of SHOT Shares equal to the product obtained when the number of Yerbaé Shares subject to such Replaced Option immediately prior to the Effective Time is multiplied by the Exchange Ratio, which Replacement Option shall: (i) be governed by the incentive plan of Safety Shot in place at the Effective Time, (ii) be fully vested, (iii) have an exercise price for each SHOT Share that may be purchased under such Replacement Option equal to the quotient obtained when the exercise price per Company Share under the Replaced Option is divided by the Exchange Ratio (provided that no fractional SHOT Shares will be issued upon any particular exercise or settlement of Replacement Options, and the aggregate number of SHOT Shares to be issued upon exercise by a holder of one or more Replacement Options shall be rounded down to the nearest whole number (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such reduction is effectuated), and the aggregate exercise price payable on any particular exercise of Replacement Options shall be rounded up to the nearest whole cent (with all exercises that are effectuated concurrently by a holder of Replacement Options being aggregated before any such increase is effectuated)), and (iv) otherwise have the same terms and conditions (including exercisability terms and expiry date) as were applicable to such Replaced Option immediately prior to the Effective Time.

(g)	Each Yerbaé PSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, notwithstanding the terms of the Incentive Plan or any applicable agreement evidencing the terms of any Yerbaé PSU in relation thereto, shall be, without any further action by or on behalf of the holder of such Yerbaé PSU, cancelled and terminated as of the Effective Time and such holder shall receive in consideration for the cancellation and termination of such Yerbaé PSU, the Consideration and: (i) the holder thereof shall cease to be the holder of such Yerbaé PSU, (ii) the holder thereof shall cease to have any rights as a holder in respect of such Yerbaé PSU or under the Incentive Plan, other than the right to receive the Consideration in connection with the Arrangement, (iii) such holder’s name shall be removed from the applicable register, and (iv) all agreements, grants and similar instruments relating thereto shall be cancelled; and

E-6

(h)	Each Yerbaé RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time, notwithstanding the terms of the Incentive Plan or any applicable agreement evidencing the terms of any Yerbaé RSU in relation thereto, shall be, without any further action by or on behalf of the holder of such Yerbaé RSU, cancelled and terminated as of the Effective Time and such holder shall receive in consideration for the cancellation and termination of such Yerbaé RSU, the Consideration and: (i) the holder thereof shall cease to be the holder of such Yerbaé RSU, (ii) the holder thereof shall cease to have any rights as a holder in respect of such Yerbaé RSU or under the Incentive Plan, other than the right to receive the Consideration in connection with the Arrangement, (iii) such holder’s name shall be removed from the applicable register, and (iv) all agreements, grants and similar instruments relating thereto shall be cancelled.

12. Upon the Arrangement becoming effective:

(a)	the Yerbaé Shareholders will become Safety Shot Stockholders, owning 0.2918 of a SHOT Share for each Yerbaé Share held previously held, which, in the aggregate, is expected to represent approximately [24.2]% of the combined company; and

(b)	Yerbaé will become a wholly-owned subsidiary of Safety Shot.

13. Safety Shot intends to apply to have the SHOT Shares issued as the Consideration listed on the Nasdaq.

14. The Arrangement is more particularly described in the joint proxy statement of Yerbaé and Safety Shot to be filed with the SEC pursuant to Section 14(a) of the United States Securities Act of 1933, as amended, (the “1933 Act”) and, if applicable, the information circular to be filed on SEDAR+ pursuant Applicable Securities Laws, in connection with the Yerbaé Meeting attached as Exhibit B to the Zanic Affidavit.

15. The Arrangement is subject to obtaining the necessary approval of the Yerbaé Shareholders at special meeting of the Yerbaé Shareholders scheduled to occur on [X], 2025 (the “Yerbaé Meeting”), as approved by the Yerbaé Board. At the Yerbaé Meeting, the Yerbaé Shareholders will be asked to vote on the Arrangement Resolution, approving the Arrangement. The Yerbaé Shareholders must approve the Arrangement Resolution by 66⅔% of the votes cast on the Arrangement Resolution by the Yerbaé Shareholders present in person or by proxy at the Yerbaé Meeting.

E-7

Reasons and Support for the Arrangement

16. The Yerbaé Board has unanimously concluded the Arrangement is fair to the Yerbaé Shareholders and is in the Company’s best interest.

17. In determining that the Arrangement is in the Company’s best interest and is fair to the Yerbaé Shareholders, the Yerbaé Board considered and relied upon a variety of information and factors, including, among others, that the Arrangement:

(a)	provides Yerbaé Shareholders with enhanced liquidity, as the acquisition of Yerbaé by Safety Shot, whose SHOT Shares are listed on the Nasdaq, have significantly greater trading volume and liquidity compared to the Yerbaé Shares;

(b)	provides Yerbaé Shareholders with enhanced value by creating a company with a larger platform for market expansion, increased sales velocity, and a broader consumer base. The Arrangement also seeks to support shared logistics and supply chain efficiencies, which could optimize distribution costs and improve margins for both Yerbaé and Safety Shot;

(c)	allows each company monetize their shared efficiencies and logistic capabilities, enabling them to scale production, enhance brand positioning, and drive down operations costs;

(d)	enables the companies to share their respective expertise and driving new product ideas and formulations;

(e)	allows the combined company to be led by a suite of experienced executives and directors who have a greater depth of experience in each company’s respective beverage sector;

(f)	allows the reorganization to occur on a tax-deferred basis for Yerbaé Shareholders resident in Canada who hold their Yerbaé Shares as capital property;

(g)	must receive at least 66⅔% Yerbaé Shareholder approval at the Yerbaé Meeting and must be approved by the Court after a hearing at which fairness will be considered;

(h)	Yerbaé has received voting support agreements from certain directors, officers, employees and holders of Yerbaé Shares, who collectively beneficially owned or controlled approximately [40.1]% of the voting power of the Yerbaé Shares (on a non-diluted basis), pursuant to which, and subject to the terms thereof, such Yerbaé Shareholders have agreed to vote their Yerbaé Shares in favour of the Arrangement Resolution;

(i)	each Yerbaé Shareholder, as at the Effective Time, will participate in the Arrangement such that each Yerbaé Shareholder, upon completion of the Arrangement will receive their proportionate interest in the Consideration;

E-8

(j)	the opportunity for registered Yerbaé Shareholders, being those Yerbaé Shareholders whose names appear in the Company’s central securities register (each, a “Registered Yerbaé Shareholder”), who are opposed to the Arrangement, upon compliance with certain conditions, to exercise dissent rights;

(k)	has been reviewed by Evans and Evans, Inc., chartered business valuators, who reviewed the terms of the Arrangement Agreement and pursuant to a Fairness Opinion dated December 31, 2024, determined that the Arrangement was fair to the Yerbaé Shareholders.

18. The foregoing is a non-exhaustive list of factors that were considered and given weight by the Yerbaé Board in connection with the Arrangement Agreement and Arrangement.

19. On January 8, 2025, the Company disseminated a news release and filed a copy on SEDAR+ announcing the entry into the Arrangement Agreement (the “News Release”). A copy of the News Release is publicly available under Yerbaé’s profile on SEDAR+.

Interests of Certain Persons in the Arrangement

20. As of February [X], 2025, the record date for the Yerbaé Meeting, the Company’s directors and executive officers, and their associates and affiliates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over an aggregate of [X] Yerbaé Shares, representing approximately [X]% of the outstanding Yerbaé Shares.

No Creditor Impact

21. The Arrangement does not contemplate a compromise of any debt or debt instruments of the Company or Safety Shot and no creditor of the Company or Safety Shot will be negatively affected by the Arrangement.

Dissent Rights

22. Pursuant to sections 237-247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, the Registered Yerbaé Shareholders have the right to dissent regarding the Arrangement.

United States Securities Laws

23. Section 3(a)(10) of the 1933 Act provides an exemption from that statute’s registration requirements for the issue of securities in exchange for other outstanding securities, where the terms and conditions of the issue and exchange are approved by a court of competent jurisdiction after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue such securities will have the right to appear.

E-9

24. The SHOT Shares and Replacement Options (collectively, the “Safety Shot Securities”) to be distributed pursuant to the Arrangement will not be registered under the 1933 Act or the securities laws of any state of the United States and will be distributed in reliance upon the exemption from registration provided by Section 3(a)(10) of the 1933 Act and available exemptions from applicable state registration requirements.

25. In order to ensure the Safety Shot Securities issued to the Yerbaé Shareholders and holder of Yerbaé Options, as applicable, who are within or outside of the United States of America will be exempt from the registration requirements of the 1933 Act, it is necessary that:

(a)	the Court is advised of the intention of the parties to rely on Section 3(a)(10) of the 1933 Act prior to the hearing required to approve the Arrangement;

(b)	the Interim Order approving the relevant meeting or meetings to approve the Arrangement specify that any Yerbaé Shareholder or holder of Yerbaé Options will have the right to appear before the Court, so long as they file a Response to Petition within a reasonable time;

(c)	all Yerbaé Shareholders and holders of Yerbaé Options be given adequate notice advising them of their rights to attend the hearing of the Court to approve the Arrangement and given sufficient information necessary for them to exercise that right, and there is no improper impediments to the appearance of those persons at the hearing;

(d)	the Court satisfied itself as to the fairness of the Arrangement to the Yerbaé Shareholders and holders of Yerbaé Options;

(e)	the Court determines, prior to approving the Final Order, that the terms and conditions of the exchanges of securities comprising the Arrangement are substantively and procedurally fair to the Yerbaé Shareholders and holders of Yerbaé Options; and

(f)	the order of the Court approving the Arrangement expressly states that the Arrangement is approved by the Court as being substantively and procedurally fair to the Yerbaé Shareholders and holders of Yerbaé Options.

26. Since the completion of the Arrangement involves SHOT Shares and Replacement Options being issued to Yerbaé Shareholders and holders of Yerbaé Options resident in the United States of America, the Company hereby gives notice to the Court of its intention to rely on Section 3(a)(10) of the 1933 Act in completing the Arrangement based on the Court’s approval of the Arrangement.

27. Any Yerbaé Shareholder or holder of Yerbaé Options to whom such SHOT Shares and Replacement Options will be issued under the Arrangement will receive such consideration in reliance on the exemption from the registration requirements of the 1933 Act contained in Section 3(a)(10) thereof based on the Court’s approval of the Arrangement.

E-10

Part 3: Legal Basis

The Approval Process

1. Before an arrangement proposed under section 288(1) of the BCBCA takes effect, the arrangement must be: (a) adopted in accordance with section 289; and (b) approved by the Court under section 291.

BCBCA, s. 288(2)

2. This process proceeds in three steps:

(a)	the first step is typically an application for an interim order for directions for calling a security holders’ meeting to consider and vote on the proposed arrangement. The first application proceeds ex parte because of the administrative burden of serving securityholders;

(b)	the second step is the meeting of the securityholders, where the proposed arrangement is voted upon, and must be approved by a special resolution; and

(c)	the third step is the application for final court approval of the arrangement.

Mason Capital Management LLC v. TELUS Corp.,
2012 BCSC 1582 at para. 30 [Telus Corp.]

The Interim Order Hearing

3. As this Court held in TELUS Corp., the interim order is preliminary in nature and its purpose is simply to “set the wheels in motion for the application process relating to the arrangement and to establish the parameters for the holding of shareholder meetings to consider approval of the arrangement in accordance with the statute”:

Consistent with its preliminary nature, in order to grant an interim order a court needs only to satisfy itself that “reasonable grounds exist to regard the proposed transaction as an arrangement”. It is at the fairness hearing that the court must fully examine and determine whether the arrangement meets all applicable statutory requirements, including whether it constitutes an “arrangement”, and whether it is procedurally and substantively fair and reasonable. [citations omitted]

TELUS Corp., paras. 31-32

4. The steps taken and proposed to be taken by the Company pursuant to the proposed Interim Order include providing: (i) notice of the Yerbaé Meeting to the Securityholders so they may have an opportunity to consider the Arrangement, notice of the Yerbaé Meeting to the Yerbaé Shareholders to attend the Yerbaé Meeting, and to make submissions on the return of this Petition; and (ii) that there is sufficient and appropriate approval of the Arrangement by the Yerbaé Shareholders. The foregoing requirements will enable the Yerbaé Meeting to be called, held and conducted in a procedurally suitable fashion.

The Proposed Arrangement is an “arrangement” under the BCBCA

5. The BCBCA defines an arrangement using broad and inclusive terms. Pursuant to section 288(1) of the BCBCA, a company may propose an arrangement with security holders, creditors or other persons and may, in that arrangement, make any proposal it considers appropriate, including proposals for:

(e) a transfer of all or any part of the money, securities or other property, rights and interests of the company to another corporation in exchange for money, securities or other property, rights and interests of the other corporation;

6. The arrangement provisions of the BCBCA are very broad:

I conclude that s. 288 must be construed to permit the development of any proposal affecting shareholders, creditors, or other persons in circumstances where the proposal will or may have real or potential impact upon the rights of any such person or the obligations of the company to any such person, and the results intended by the proposal cannot be effected solely by placing reliance upon any specific provision of the BCA. In circumstances where there is concern regarding the question whether any or all aspects of a transaction or transactions can be carried out in accordance with specific statutory provisions, a corporation may resort to s. 288 in order that any doubt about the efficacy of the proposed transaction or transactions can be dispelled, and any possible litigation or opposition avoided, by means of a court order approving all aspects of the proposed transactions. In that sense, the provisions in the BCA authorizing arrangements are ameliorative. They permit beneficial corporate transactions not specifically authorized by statute, subject, of course, to court approval.

Protiva Biotherapeutics Inc. v. lnex Pharmaceuticals Corp,
2006 BCSC 1729 at para. 27 [Protiva]

7. The Company satisfies the definition of a “company” under Section 1(1) of the BCBCA.

8. The Arrangement involves the exchange of the Company’s property for securities of another company and is an “arrangement” under the BCBCA.

Section 288, BCBCA; Protiva, paras. 20-27

E-11

The Final Order Hearing

9. The question of whether the proposed Arrangement is procedurally and substantively fair and reasonable overall and meets all applicable statutory requirements will be determined at the return of the Petition on or about December 16, 2025, at which time the result of the vote by the Yerbaé Shareholders at the Yerbaé Meeting on the Arrangement Resolution will be known. The Petitioners will file with the Court a further affidavit to be sworn on behalf of the Company reporting as to compliance with any Interim Order and the results of the Yerbaé Meeting conducted pursuant to such Interim Order.

10. Final approval of a plan of arrangement should be granted if the Court is satisfied that:

(a)	the statutory requirements have been met;

(b)	the application has been put forward in good faith; and

(c)	the arrangement is fair and reasonable.

BCE Inc., 2008 SCC 69, para. 137

11. In order to determine whether an arrangement is fair and reasonable, a Court must be satisfied that: (a) the arrangement has a valid business purpose; and (b) the objections of those whose legal rights are being arranged are being resolved in a fair and balanced way.

BCE Inc., 2008 SCC 69 at paras. 138 and 145

12. The Arrangement has a valid business purpose, as set out above in Part 2 where a number of factors identified by the Yerbaé Board in respect of their recommendation to vote in favour of the Arrangement Resolution are identified.

13. Courts have considered a variety of factors, depending on the nature of the case, to determine whether the objections of those whose legal rights are being arranged are being resolved in a fair and balanced way. No one factor is conclusive and the relevance of particular factors varies from case to case. The factors considered by courts include:

(a)	whether a majority of security holders voted to approve the arrangement;

(b)	the proportionality of the compromise between various security holders, the security holders’ position before and after the arrangement and the impact on various security holders’ rights.

(c)	the repute of the directors and advisors who endorse the arrangement and the arrangement’s terms;

(d)	whether the plan has been approved by a special committee of independent directors;

(e)	the presence of a fairness opinion from a reputable expert; and

(f)	the access of shareholders to dissent and appraisal remedies.

E-12

BCE Inc., 2008 SCC 69, paras. 149-152

14. At the hearing for final approval of this Plan of Arrangement, the Petitioners expect to be able to clearly demonstrate that all three elements of the test for the granting of the Final Order have been satisfied.

15. Rules 4-4, 4-5, 8-1, and 16-1 of the Supreme Court Civil Rules.

16. Sections 186 and 288 to 291 of the BCBCA.

Part 4: Material to be Relied on

1. Affidavit #1 of Rose Zanic, made [X]/[X]/2025.

2. Further Affidavits to be made on behalf of the Petitioner, reporting as to compliance with the Interim Order and the results of the Yerbaé Meeting conducted pursuant to the Interim Order;

3. Such other documents as counsel may advise.

The Petitioner estimates that the hearing of the Petition will take 10 minutes.

Date: [X]/[X]/2025
Signature of Lawyer for the Petitioner
Lawyer: Cozen O’Connor LLP,
Oliver C. Hanson

This PETITION TO THE COURT is prepared by Oliver C. Hanson of the firm of COZEN O’CONNOR LLP whose place of business is Bentall 5, 550 Burrard Street, Suite 2501, Vancouver, British Columbia V6C 2B5 (Direct #: 604.674.9170, Fax #: 778.357.3376, Email: OHanson@cozen.com) (File #: 3701583.00619605).

To be completed by the court only:

Order made

☐            in the terms requested in paragraphs __________ of Part 1 of this Petition

☐            with the following variations and additional terms:

 __________________________________________________________________

 __________________________________________________________________

 __________________________________________________________________
Date:_________________                                       ______________________________
         [dd/mmm/yyyy]                                                  Signature of ☐ Judge    ☐ Associate Judge

F-1-1

APPENDIX “F-1”

OPINION OF EVANS & EVANS, INC.

Evans & Evans, inc.

SUITE 130, 3RD FLOOR, BENTALL II, 555 BURRARD STREET VANCOUVER, BRITISH COLUMBIA CANADA V7X 1M8	19TH FLOOR, 700 2ND STREET SW CALGARY, ALBERTA CANADA T2P 2W2	41ST FLOOR, 40 KING STREET W TORONTO, ONTARIO CANADA M5H 3Y2

December 30, 2024

YERBAÉ BRANDS CORP.

18801 N Thompson Peak Pkwy Suite 380

Scottsdale, Arizona 85255

Attention: Board of Directors

Dear Sirs:

Subject: Fairness Opinion

1.0	Introduction

1.01	Evans & Evans, Inc. (“Evans & Evans” or the “authors of the Opinion”) was engaged by the Board of Directors (the “Board”) of Yerbaé Brands Corp. (“Yerbaé” or the “Target”), a British Columbia corporation, to prepare a Fairness Opinion (the “Opinion”) with respect to the proposed share exchange with Safety Shot, Inc. (“Safety Shot” or the “Acquiror” and together with Yerbaé the “Companies”) (the “Proposed Transaction”). The Proposed Transaction is summarized in section 1.03 of this Opinion.

Evans & Evans has been requested by the Board to prepare the Opinion to provide an independent opinion as to the fairness of the Proposed Transaction, from a financial standpoint, to the shareholders of Yerbaé (the “Yerbaé Shareholders”).

Yerbaé is a reporting issuer whose shares are listed for trading on the TSX Venture Exchange (the “TSXV”) under the symbol “YERB.U”. Safety Shot has a class of shares registered with the Securities and Exchange Commission, which trade on the Nasdaq Capital Market (“NasdaqCM” and together with the TSXV the “Exchanges”) under the symbol “SHOT”.

1.02	Unless otherwise noted, all monetary amounts referenced herein are United States dollars.

1.03	On July 5, 2024 (as amended on December 10, 2024), the Companies signed a Letter of Intent (the “LOI”) setting out the terms of the Proposed Transaction. Evans & Evans reviewed the LOI and the draft Arrangement Agreement (the “Agreement”). A summary of the key terms of the Proposed Transaction is provided below. The reader is advised to refer to the shareholder materials provided by Yerbaé for a more a detailed description of the Proposed Transaction.[1]

1.	Safety Shot will acquire all of the issued and outstanding common shares of Yerbaé under a court-approved plan of arrangement (the “Arrangement”) pursuant to the British Columbia Business Corporations Act (“BCBCA”).

1 Capitalized terms not defined in section 1.03 of the Opinion are defined in the Agreement.

Tel: (604) 408-2222 | www.evansevans.com

F-1-2

YERBAÉ BRANDS CORP.

December 30, 2024

2.	At the closing of the Proposed Transaction, the holders of Yerbaé shares (including the shares issued to settle all outstanding restricted share units and performance share units) shall receive an aggregate of 20 million shares in the capital of Safet Shot. Each share of Yerbaé will be exchanged for 0.2918 shares of Safety Shot (the “Exchange Ratio”).

3.	Each outstanding option of Yerbaé will vest upon a change of control immediately prior to the closing of the Proposed Transaction, all of which will be assumed by Safety Shot, adjusted to account for the Exchange Ratio.

4.	Each outstanding restricted stock unit (“RSU”) of Yerbaé will vest immediately prior to the closing of the Proposed Transaction (the “Closing”) and will be settled in shares of Yerbaé immediately prior to the Closing.

5.	Each outstanding performance share unit (“PSU”) of Yerbaé will vest immediately prior to the Closing and will be settled in shares of the Target immediately prior to the Closing.

6.	Each outstanding warrant of Yerbaé will be assumed by Safety Shot upon closing of the Proposed Transaction, adjusted to account for the Exchange Ratio.

7.	The outstanding convertible notes with a principal amount of $3,277,000, plus any accrued and unpaid interest (the “Convertible Debt”), are convertible at a price of $1.40 per share. Upon the closing of the Proposed Transaction, Safety Shot will assume all obligations under the Convertible Debt.

8.	In connection with the Proposed Transaction, Safety Shot shall provide up to $3,000,000 (the “Bridge Financing”) to fund Yerbaé’s payables as they become due, including amounts owed to vendors, suppliers, and other creditors. As at the date of the Opinion, Safet Shot has provided $500,000 (the “Initial Loan”) to Yerbaé.

9.	Upon signing the Definitive Agreement(s), if the Proposed Transaction does not close because one entity chooses not to proceed for certain specified reasons, the terminating entity shall pay the non-terminating entity a break-up fee of $500,000, plus transaction expenses capped at $250,000 (the “Termination Fee”).

10.	Each entity shall bear its own costs and expenses related to negotiating the Proposed Transaction, preparing the Definitive Agreement(s) and Employment Agreements, and preparing required disclosures for regulatory filings. However, the Acquiror will cover all reasonable transaction costs, including legal and accounting fees, up to $500,000 if the Proposed Transaction closes.

Evans & Evans, Inc.

F-1-3

YERBAÉ BRANDS CORP.

December 30, 2024

11.	The Safety Shot board post the closing of the Proposed Transaction (“the Safety Shot Board”), shall consist of seven directors: Safet Shot will appoint six members, and Yerbaé shall nominate one member, initially Todd Gibson. John Gulyas will remain Chairman, Jarrett A. Boon will serve as CEO and Director, and Todd Gibson will continue as CEO of Yerbaé and a Director on the Safety Shot Board.

12.	If, prior to the approval of the Arrangement Resolution by Yerbaé Shareholders, the Yerbaé Board authorizes Yerbaé to enter into a definitive agreement for a Superior Proposal, Yerbaé may terminate the Agreement, provided that it is in compliance with its obligations and pays a termination fee of $1,750,000 plus transaction expenses capped at $250,000.

13.	Some of the conditions precedent of the Proposed Transaction are as follows:

-	Yerbaé shall have $nil of long-term debt outstanding (excluding the amounts owing by Yerbaé under its lending agreement with Maximcash Solutions LLC, the notes owing to Karrie Gibson, Andrew Dratt and BEA Investments LLC and the Convertible Debt) and no less than $nil of cash or cash equivalents, no non-controlling interest and no stand by equity lines, preferred equity, derivatives or any other convertible security outstanding of Yerbaé reflected on Yerbaé ‘s balance sheet and other financial statements at the closing of the Proposed Transaction (other than the outstanding options and the outstanding warrants which will be assumed by Safety Shot).

-	Negotiation of employment agreements (inclusive of stock options to be granted by Safety Shot) of Yerbaé’s employees including Todd Gibson and other key Yerbaé personnel (the “Employment Agreements”).

The Proposed Transaction had not been publicly announced as of the date of the Opinion.

1.04	The Board retained Evans & Evans to act as an independent advisor to Yerbaé and to prepare and deliver the Opinion to the Board to provide an independent opinion as to the fairness of the Proposed Transaction, from a financial point of view, to the Yerbaé Shareholders as at the date of the Opinion.

1.05	Yerbaé was incorporated under the laws of the province of British Columbia. The Target was formerly known as Kona Bay Technologies Inc. (“Kona Bay”). On May 19, 2022, Yerbaé entered into a definitive agreement to complete a reverse takeover (“RTO”) with Yerbaé (“Yerbaé USA”). The RTO closed on February 8, 2023, resulting in the merger of Yerbaé USA with Kona Bay’s wholly owned subsidiary Kona Bay Technologies (Delaware) Inc. As part of the transaction, Kona Bay underwent a share consolidation on a 5.8-for-1 basis and rebranded itself from Kona Bay to Yerbaé.

Yerbaé was founded by Todd Gibson and Karrie Gibson in 2016 to create plant-based energy drinks containing yerba mate, a South American herb and a natural source of caffeine. Yerbaé has two wholly owned subsidiaries, Yerbaé Brands Co. and Yerbaé LLC.

Evans & Evans, Inc.

F-1-4

YERBAÉ BRANDS CORP.

December 30, 2024

Yerbaé develops plant-based energy drinks made with natural ingredients and infused with yerba mate. The products are non-GMO, zero-calorie, sugar-free, free from artificial sweeteners like sucralose, gluten-free, keto-friendly, kosher, and vegan-friendly, with sweetness derived from organic stevia leaf extract. Yerbaé’s products are crafted with natural ingredients, gluten-free, and diabetic-friendly.

Yerbaé’s beverages cater to consumers seeking healthier alternatives to traditional energy drinks, focusing on health, wellness, and fitness. These products offer a refreshing taste compared to coffee, with added benefits over conventional sodas and sparkling waters, and are made with healthier ingredients than standard energy drinks. Yerbaé aims to disrupt the energy beverage market by providing a no-compromise energy solution, supported by its newly formed Yerbaé Advisory Board in sports and entertainment.

Financial Position and Capital Structure

Yerbaé’s fiscal year (“FY”) ends on December 31. As of the date of the Opinion, the Target had approximately $193,932 in cash and a debt balance of $5,106,31,7.

Yerbaé’s revenue steadily increased from $3.97 million in FY2019 to $12.01 million in FY2023, reflecting a compound annual growth rate (“CAGR”) of 26.6% from FY2019 to FY2023. However, profitability declined during this period, with operating losses growing from $2.69 million in FY2019 to $20.82 million in FY2023. For the ten months ending October 31, 2024, Yerbaé reported revenue of $5.01 million, an operating loss of $7.55 million, and a cumulative net loss of $51.77 million from FY2019 to October 31, 2024.

Evans & Evans, Inc.

F-1-5

YERBAÉ BRANDS CORP.

December 30, 2024

The increase in operating losses was driven by higher costs of sales and rising operating expenses. Cost of sales increased due to inflationary pressure on raw materials and higher bottling fees. Operating expenses rose primarily due to increased general and administrative costs associated with the RTO transaction and higher sales, advertising, and marketing expenses. The chart below summarizes Yerbaé’s historical performance from FY2019 to FY2023.

Yerbaé had a negative debt-free net working capital of $3.07 million as of October 31, 2024, compared to $2.5 million as of December 31, 2023. Thus, the Target has insufficient funds to meet its short-term commitments as of the date of the Opinion.

On July 17, 2023, Yerbaé announced a non-brokered private placement of units at a price of $1.83 per unit for aggregate gross proceeds of up to $5,000,000. The first tranche closed on August 21, 2023, raising $4,061,921.07 through the issuance of 2,219,629 units, while the second tranche closed on August 30, 2023, raising an additional $412,352 with 225,329 units, for aggregate gross proceeds together with the first tranche of $4,474,273. Each unit was comprised of one Yerbaé common share and one common share purchase warrant.

As of the date of the Opinion, the Target has 63,085,228 common shares issued and outstanding, 2,163,634 options outstanding, 12,425,405 warrants outstanding, 1,480,865 performance share units outstanding, and 2,602,774 restricted stock units outstanding.

1.06	Safety Shot was incorporated under the laws of the State of Delaware on May 21, 2020. Safety Shot was formerly known as Jupiter Wellness Inc. In August 2023, the Acquiror successfully completed the asset purchase of the Safety Shot Beverage (the “Sure Shot”) from GBB Drink Lab, Inc. (“GBB”). This acquisition involved the purchase of key assets, including intellectual property, trade secrets, and trademarks related to the Sure Shot, which further expanded the Acquiror’s portfolio in the health and wellness sector.

As part of its rebranding strategy, on September 15, 2023, the Acquiror changed its name to Safety Shot, Inc. and changed its trading symbol from JUPW to SHOT. In the fourth quarter of FY2024, the Acquiror again changed its name to Sure Shot, Inc.

Sure Shot has been formulated to reduce the accumulation of blood alcohol and is comprised of 28 active ingredients, all falling under the generally regarded as safe (“GRAS”) category. The Sure Shot uses a patented formula which accelerates the process of reducing blood alcohol content (“BAC”) using well-researched ingredients, but reduces the continued absorption of alcohol, which ultimately limits the total amount of alcohol that gets into the blood. The precise blend of nootropics, amino acids, vitamins, minerals, and functional ingredients used to formulate the Sure Shot have shown to reduce BAC in study participants as well as improve motor skills, cognitive activity and coordination, within 30 minutes of consuming the Sure Shot. According to management, although the Sure Shot is a supplement and has not undergone formal clinical validation, its efficacy was established via rigorous BAC testing on dozens of test subjects.

Evans & Evans, Inc.

F-1-6

YERBAÉ BRANDS CORP.

December 30, 2024

Sure Shot was launched on the Safety Shot website and through Amazon in December 2023, with distribution to several large retail chains. Safety Shot is expanding its product formats and formulations to align with consumer shopping preferences. Plans include introducing new flavors for existing SKUs (4- ounce and Powder Pack), offering various dosages, and conducting research to enhance dosage, ingredient selection, and efficacy across multiple indications to support ongoing product development. Sure Shot is available in convenient formats, including 4-ounce bottles and on-the-go stick packs.

Financial Position and Capital Structure

Safety Shot’s FY ends on December 31. As of the date of the Opinion, Safety Shot had approximately $447,894 in cash and a debt balance of $168,007.

On August 14, 2023, Safety Shot completed the spin-off of 52% of its ownership in SRM Entertainment Ltd. (“SRM”), a former wholly owned subsidiary, by transferring it to SRM Entertainment Inc. (“SRM Inc.”). As part of the transaction, Safety Shot received shares of SRM Inc. common stock. The spin-off resulted in a significant reduction of Safety Shot’s revenues as approximately 98% of Safety Shot’s revenues in the year ended December 31, 2022 were derived from the SRM business.

As of the date of the Opinion, the carrying value of Safety Shot’s equity investment in SRM Inc. has been fully written down to $0.

Safety Shot’s revenue decreased from $0.18 million in FY2021 to $0.12 million in FY2022, primarily due to reduced consumer demand for cannabidiol (“CBD”) infused products. However, revenue increased to $0.20 million in FY2023 and further to $0.51 million for the nine months ended September 30, 2024. The growth in 2023 and 2024 was driven by the launch and commencement of marketing and sales of Sure Shot in December 2023. Sure Shot was made available on Safety Shot’s website, through Amazon, and in several retail stores, contributing to the increase in sales. The chart below summarizes Safety Shot’s revenue trend from FY2021 to September 30, 2024.

Evans & Evans, Inc.

F-1-7

YERBAÉ BRANDS CORP.

December 30, 2024

In terms of profitability, Safety Shot’s operating loss decreased from $26.96 million in FY2021 to $12.59 million in FY2023, reflecting efforts to reduce costs and improve operational efficiency. However, the operating loss increased to $34.95 million for the nine months ended September 30, 2024, primarily due to an increase in cost of sales associated with rebranding expenses related to the launch of Sure Shot. Additionally, operating expenses increased due to higher marketing expenditures, legal and professional fees, and stock-based compensation. Over the period from FY2021 to September 30, 2024, Safety Shot reported a cumulative net loss of $94.28 million.

Safety Shot had a debt-free net working capital of $0.38 million as of October 31, 2024, compared to $4.5 million as of December 31, 2023. The Acquiror has funds to meets its short-term liabilities.

The Acquiror completed four financings in 2024. On September 20, 2024, Safety Shot completed a private investment in public equity (“PIPE”) offering, issuing 448,029 shares at a price of $1.12 per share, for aggregate gross proceeds of approximately $0.5 million (the “PIPE Financing”).

On September 4, 2024, Safety Shot completed a financing by issuing 3,370,787 shares at a price of $0.89 per share, raising aggregate gross proceeds of approximately $3.0 million (the “September Financing”). Additionally, the Acquiror issued 3,370,767 warrants at a price of $0.125 per warrant, generating proceeds of $0.42 million.

On June 27, 2024, Safety Shot completed a financing by issuing 943,396 shares at a price of $1.06 per share, raising aggregate gross proceeds of approximately $1.0 million (the “June Financing”).

On Aril 4, 2024, Safety Shot completed a financing by issuing 2,369,668 shares at a price of $2.11 per share, raising aggregate gross proceeds of approximately $5.0 million (the “April Financing”).

The authorized capital of the Acquiror consists of 250,000,000 shares. As at the date of the Opinion, Safety Shot has 62,790,314 common shares issued and outstanding, 11,125,000 options outstanding, and 11,801,708 warrants outstanding.

Evans & Evans, Inc.

F-1-8

YERBAÉ BRANDS CORP.

December 30, 2024

2.0	Engagement of Evans & Evans, Inc.

2.01	Evans & Evans was formally engaged by the Board pursuant to an engagement letter signed November 7, 2024 (the “Engagement Letter”). The Engagement Letter provides the terms upon which Evans & Evans has agreed to provide the Opinion to the Board.

The terms of the Engagement Letter provide that Evans & Evans is to be paid a fixed professional fee for its services, including the delivery of the Opinion. In addition, Evans & Evans is to be reimbursed for its reasonable out-of-pocket expenses and to be indemnified by Yerbaé in certain circumstances. The fee established for the Opinion is not contingent upon the opinions presented or the successful completion of the Proposed Transaction.

3.0	Scope of Review

3.01	In connection with preparing the Opinion, Evans & Evans has reviewed and relied upon, or carried out, among other things, the following:

●	Reviewed Letter of Intent between the Companies dated July 5, 2024 and amended on December 10, 2024.

●	Reviewed broker reports on the ready-to-drink (RTD), energy drinks, and consumer packaged goods industries.

●	Reviewed the Companies’ press releases for the 18 months preceding the date of the Opinion.

●	Reviewed information on the Companies’ markets from a variety of sources.

●	Reviewed information on mergers and acquisitions in the beverage, functional drinks, wellness drinks, and related products sectors.

●	Reviewed the cash and debt balances of the Companies as of October 31, 2024.

Yerbaé

●	Interviews with management of Yerbaé to gain an understanding of the rationale for the Proposed Transaction and the future plans of Yerbaé.

●	Reviewed Yerbaé’s website https://yerbae.com.

●	Reviewed the corporate presentation of Yerbaé.

Evans & Evans, Inc.

F-1-9

YERBAÉ BRANDS CORP.

December 30, 2024

●	Reviewed Yerbaé’s unaudited interim financial statements for the ten months ended October 31, 2024.

●	Reviewed Yerbaé’s audited financial statements for the years ended December 31, 2019 to 2022, audited by Sikich LLP, Naperville, Illinois, and for the years ended December 31, 2022, and 2023, audited by Davidson & Company LLP, Vancouver, Canada.

●	Reviewed the Target’s management discussion & analysis (“MD&A”) for the nine months ended September 30, 2024, and the year ended December 31, 2023.

●	Reviewed Yerbaé’s strategic partner analysis as prepared by Echelon Partners dated March 6, 2024.

●	Reviewed Yerbaé’s financial projections for the twelve months ending December 31, 2025; and the revenue projections for FY2024.

●	Reviewed the fairness opinion with respect to the merger and business combination between Kona Bay and Yerbaé dated September 22, 2022, prepared by Evans & Evans.

●	Reviewed financial, trading and resource information on the following companies: Monster Beverage Corporation; Celsius Holdings, Inc.; National Beverage Corp.; The Vita Coco Company, Inc.; Zevia PBC; Simply Better Brands Corp.; GURU Organic Energy Corp.; Jones Soda Co.; Reed’s, Inc.; Splash Beverage Group, Inc.; EQUATOR Beverage Company; Flow Beverage Corp.; The Tinley Beverage Company Inc.; The Good Shroom Co Inc.; Rocky Mountain High Brands, Inc.; RushNet, Inc.; NuVibe, Inc.; The Alkaline Water Company Inc.; Hill Incorporated; and Full Motion Beverage.

●	Reviewed the trading price of the Target for the 12 months preceding the date of the Opinion. As can be seen from the following chart, the trading price of Yerbaé declined from $0.99 on December 27, 2023 to $0.30 on June 28, 2024 and then gradually declined to reach $0.10 on December 27, 2024. Over the 180 trading days preceding the date of the Opinion, the trading volumes of the Target continued to decline. Evans & Evans found in its analysis that Yerbaé’s average daily trading volumes are in the range of 2,000 to 7,500 shares over the 10 trading days preceding the date of the Opinion.

Evans & Evans, Inc.

F-1-10

YERBAÉ BRANDS CORP.

December 30, 2024

Safety Shot

●	Reviewed the Acquiror’s website https://safetyshotofficial.com

●	Reviewed the Investor Presentation of the Acquiror as of September 2024.

●	Reviewed the Acquiror’s commercial strategy presentation for 2024.

●	Reviewed the Acquiror’s unaudited income statement for the nine months ended September 30, 2024, and the balance sheet as at October 31, 2024.

●	Reviewed the Acquiror’s audited financial statements for the years ended December 31, 2020 to 2023, prepared by M&K CPAs LLP, of Houston, Texas, United States.

●	Reviewed financial, trading and resource information on the following companies: BellRing Brands, Inc.; Celsius Holdings, Inc.; National Beverage Corp.; The Simply Good Foods Company; The Vita Coco Company, Inc.; Tilray Brands, Inc.; SunOpta Inc.; Zevia PBC; Simply Better Brands Corp.; GURU Organic Energy Corp.; The Fresh Factory B.C. Ltd.; Jones Soda Co.; Reed’s, Inc.; Splash Beverage Group, Inc.; EQUATOR Beverage Company; Flow Beverage Corp.; Medicine Man Technologies, Inc.; The Tinley Beverage Company Inc.; The Good Shroom Co Inc.; and cbdMD, Inc.

●	Reviewed the trading price of the Acquiror for the 12 months preceding the date of the Opinion. As can be seen from the following chart, the trading price of Safety Shot declined from $3.75 on December 27, 2023 to $1.16 on July 1, 2024 and then gradually declined to reach $0.77 on December 27, 2024. Over the 180 trading days preceding the date of the Opinion, the trading volumes of the Acquiror have been relatively stable. Evans & Evans found in its analysis that Safety Shot’s average daily trading volumes are in the range of 320,000 to 1,078,000 shares over the 10 trading days preceding the date of the Opinion.

●	Limitation and Qualification: Evans & Evans did not visit the offices or facilities of either of the Companies.

Evans & Evans, Inc.

F-1-11

YERBAÉ BRANDS CORP.

December 30, 2024

4.0	Market Overview

4.01	In determining the fairness of the Proposed Transaction as of the date of the Opinion, Evans & Evans reviewed market conditions within the functional beverage segment, including the global RTD beverages market, the energy drinks market, and the plant-based energy drinks market.

4.02	The global RTD beverages market was valued at $732.49 billion in 2023 and is projected to grow from $766.69 billion in 2024 to $1,227.81 billion by 2032, with a CAGR of 6.06% during the forecast period. The RTD beverages market in the United States is expected to experience significant growth, reaching an estimated value of $247.26 billion by 2032, driven by increasing demand for fortified and gut-health-improving beverages such as kombucha, energy drinks, and functional water.[2]

Consumer demand for beverages that support gut health has been steadily rising in recent years. As a result, prebiotics, postbiotics, and other products focused on enhancing gut immunity are gaining significant attention in the market. This creates ample opportunities for manufacturers to innovate and develop novel offerings. Additionally, the use of herbs and botanicals in beverage formulations is further driving the global market. 2

In recent years, consumers have shown a preference for premium beverages featuring high-quality, simple ingredients sourced from organic and natural sources. This trend creates significant opportunities for companies to position their products on retail shelves globally, supporting the growth of the global RTD beverages market. As a result, the introduction of products made from natural ingredients continues to rise. For instance, in January 2022, Spirited Hive, an American spirit-based RTD beverages brand, launched two new craft cocktails. These RTD cocktails are crafted with high-quality spirits, natural ingredients, and honey, featuring 100% certified organic wildflower honey sourced from Lancaster, Pennsylvania.1

2 https://www.fortunebusinessinsights.com/ready-to-drink-rtd-beverages-market-102124

Evans & Evans, Inc.

F-1-12

YERBAÉ BRANDS CORP.

December 30, 2024

4.03	The global energy drinks market size was valued at $70.40 billion in 2023 and is projected to grow from $74.94 billion in 2024 to $122.54 billion by 2032, representing a CAGR of 6.06% from 2024 to 2032. Energy drinks have become increasingly popular among fitness enthusiasts and athletes due to their ability to provide a quick energy boost. These beverages are formulated with ingredients such as caffeine, taurine, B vitamins, and amino acids that enhance physical performance and mental alertness. They have also gained traction among gamers seeking quick and convenient ways to maintain alertness and performance levels during marathon sessions and professional tournaments. [3]

According to the Mayo Clinic News Network, energy drinks were the second most popular dietary supplement among young adults and teens in the U.S. in 2022. Market players actively promote these beverages as functional drinks designed to enhance energy levels, alertness, and physical performance.3

Brands are introducing energy drinks that are free of sugar and calories, catering to the demand for healthier alternatives that can benefit athletes and individuals struggling with obesity. Sugar-free options also cater to those with lactose intolerance. Energy drinks, including carbonated beverages, ready-to-drink tea, beverage concentrates, soft drinks, fruit and vegetable juices, and ready-to-drink coffee, are among the most popular choices.3

Shifting consumer preferences, evolving lifestyles, changing tastes, and ongoing product innovations have fueled the demand for these beverages. Growing awareness about maintaining health drives consumers to consume energy drinks to stay hydrated, maintain proper liquid intake, and foster good health, further boosting market growth. Energy drinks are recognized as one of the fastest-growing segments in the global beverage industry, maintaining growth even during the pandemic when consumption patterns shifted significantly.3

A 2023 survey conducted by Tractor Beverage Co. revealed that 61% of respondents believe organic products are healthier. Organic energy drinks, free from synthetic pesticides and genetically modified organisms (GMOs), appeal to health-conscious consumers, driving increased demand. Furthermore, the growing preference for natural and clean-label products highlights a significant shift in consumer behavior, as individuals pay closer attention to beverage ingredients and increasingly opt for minimally processed options free from artificial additives. Organic energy drinks align seamlessly with this trend, offering a cleaner and more natural alternative to traditional energy drinks.3

Energy drinks have become the go-to beverage choice for gamers, according to a November 2023 study by the Esports Health and Performance Institute. The gaming market drives growth as gamers seek to enhance performance and stay alert during prolonged and intense gaming session.3

3 https://www.grandviewresearch.com/industry-analysis/energy-drinks-market

Evans & Evans, Inc.

F-1-13

YERBAÉ BRANDS CORP.

December 30, 2024

4.04	The global market for plant-based energy drinks was valued at $1.61 billion in 2023 and is expected to grow to $2.85 billion by 2031, registering a CAGR of 7.4% from 2024 to 2031.[4]

The plant-based energy drinks market is witnessing substantial growth, driven by rising consumer demand for natural and healthier alternatives to traditional energy drinks. Increasing health awareness among consumers is prompting a preference for energy drinks made with plant-based and natural ingredients. This trend reflects a growing interest in clean-label products with minimal artificial additives. The shift is further supported by the perceived benefits of plant-based components, such as herbal extracts and natural caffeine sources, which are considered to provide a healthier and more sustainable energy boost.4

Brands are not only emphasizing transparency about their ingredients but also adopting eco-friendly packaging to attract environmentally conscious consumers. Many companies are implementing sustainable practices and clear sourcing methods to appeal to this growing demographic. By combining natural ingredients with a commitment to environmental responsibility, these brands are shaping market trends, fostering innovation, and distinguishing themselves in an increasingly competitive landscape.4

Consumers are increasingly gravitating toward products featuring natural ingredients like ginseng, guarana, and green tea as they embrace healthier lifestyles. This shift toward clean, natural components is a key driver of growth in the plant-based energy drink market. With a move away from beverages containing artificial additives, consumers are actively seeking options that align with their health-conscious values. This evolving preference is propelling the demand for plant-based energy drinks that deliver a natural and healthier energy boost. Brands that prioritize natural ingredients and steer clear of artificial additives are strategically positioned to meet this demand and thrive in the growing market. 4

A 2023 report by Mintel Group Ltd. highlights the energy drinks industry’s shift toward natural ingredients in response to growing consumer demand for healthier alternatives. In the UK, Tenzing Natural Energy has launched carbon-neutral energy powders made with botanical ingredients such as ginseng and moringa, offering a natural substitute for caffeine. Similarly, in India, brands are incorporating Ayurvedic herbs like ginger and maca, reflecting a clear preference for clean, plant-based ingredients over synthetic additives.4

The rising health and wellness awareness among youth is a major factor driving the growth of the plant-based energy drink market. Young consumers are increasingly drawn to natural, clean-label products that align with their values of sustainability and health-conscious living. This demographic is more aware of the negative effects of artificial ingredients, high sugar content, and synthetic additives commonly found in traditional energy drinks. As a result, they are gravitating toward plant-based alternatives that deliver a healthier energy boost while supporting environmentally friendly and ethical consumption practices. Brands that effectively emphasize the natural, sustainable, and health-centric attributes of plant-based energy drinks are well-positioned to win the loyalty of this influential and expanding consumer group.4

4 https://www.databridgemarketresearch.com/reports/global-plant-based-energy-drink-market

Evans & Evans, Inc.

F-1-14

YERBAÉ BRANDS CORP.

December 30, 2024

The increasing interest in sports and fitness among young people presents a substantial opportunity for the plant-based energy drink market. With more youth prioritizing active and healthy lifestyles, they are seeking beverages that enhance performance and aid recovery through natural means. Plant-based energy drinks, often formulated with ingredients like ginseng, guarana, and green tea, fulfill this demand by offering clean energy and improved endurance without relying on artificial additives. This shift toward active living is driving a growing demand for products that provide energy boosts and support muscle recovery, creating a prime opportunity for brands to engage with this expanding audience. 4 For example, a journal published by Glanbia plc in April 2024 highlights how the focus on sports and physical training among young consumers is shaping the plant-based energy drink market. To meet this demand, brands are innovating with plant-based ingredients such as pea protein and adopting eco-friendly packaging, aligning with the increasing preference for clean, sustainable energy solutions.4

Higher production costs pose a notable challenge for the plant-based energy drink market. These beverages often rely on premium ingredients such as ginseng, guarana, and green tea, which are more expensive than those used in traditional energy drinks. Additionally, the advanced processing techniques required to preserve the quality of natural components further drive-up production expenses.4

The adoption of eco-friendly packaging and sustainable sourcing practices adds another layer of cost, which can result in higher retail prices. This pricing dynamic may limit consumer affordability, potentially slowing market growth. To remain competitive, brands must find ways to manage these financial challenges while maintaining product quality and appealing to cost-conscious consumers. 4

A major challenge in the plant-based energy drink market is the limited availability of high-quality ingredients. Sourcing reliable and consistent supplies of components like ginseng, guarana, and green tea can be difficult, often leading to supply chain disruptions that affect production schedules and product availability. 4

Moreover, fluctuations in the quality or price of these ingredients can compromise product consistency and increase costs, making it harder for brands to meet consumer expectations. As demand for plant-based ingredients continues to rise, ensuring a stable and sustainable supply chain is critical for maintaining market competitiveness and supporting long-term growth. 4

North America is expected to dominate the market due to high health awareness and a well-established energy drinks market, with numerous brands already offering plant-based options. The Asia-Pacific region is projected to be the fastest-growing market, driven by its rapidly increasing population. Government initiatives promoting sports and fitness, along with growing awareness among youth about the benefits of plant-based beverages, are contributing to the market’s expansion. 4

Evans & Evans, Inc.

F-1-15

YERBAÉ BRANDS CORP.

December 30, 2024

4.05	The U.S. energy drinks market was valued at approximately $18.99 billion in 2023 and is projected to reach around $24.56 billion by 2032, growing at a CAGR of approximately 2.9% from 2024 to 2032.[5]

Energy drinks typically contain high concentrations of stimulants like taurine, ginseng, guarana, and caffeine, aimed at enhancing cognitive and motor abilities. These beverages vary in their carbonation levels and are distinct from sports drinks, which focus on replenishing electrolytes and fluids lost during or after exercise. Unlike tea and coffee, energy drinks are brewed with less caffeine and often contain fewer chemicals. Manufacturers of energy drinks market their products as energy-boosting solutions, claiming to provide both immediate energy and mental and physical stimulation. In the U.S., the energy drink industry is experiencing significant growth, driven by the popularity of these beverages for both short-term energy boosts and sustained performance.6

The growing demand for energy drinks among male consumers aged 18-34 has been a major driver of market growth. These consumers are drawn to energy drinks for their potential to enhance physical and cognitive performance. Health-conscious individuals, in particular, are seeking beverages free from high sugar, glucose, and fructose corn syrups. This has encouraged market players to position energy drinks as functional beverages that boost energy levels, alertness, and overall physical vitality. As a result, these drinks continue to gain traction among those looking for healthier, more effective options.7

The rising demand for natural and organic ingredients has had a significant impact on the U.S. energy drinks market, driven by growing health and well-being concerns. Consumers are increasingly seeking healthier alternatives that emphasize transparency and sustainability in beverage production. This shift in preferences has led energy drink manufacturers to reformulate their products using natural and organic ingredients, such as fruit extracts, natural sweeteners like stevia, and other organic sources of caffeine. Additionally, the belief that natural and organic components provide superior nutritional benefits without synthetic additives further boosts product demand.7

Furthermore, millennials and younger consumers, with their fast-paced lifestyles, are major drivers of the market. Energy drinks with high caffeine content and quick energy boosts cater well to modern lifestyles. Health-conscious younger consumers are fueling dynamic changes in the energy drinks market, prompting manufacturers to introduce low-sugar or sugar-free options that incorporate natural ingredients, vitamins, and antioxidants. Additionally, social media platforms are playing a crucial role in shaping consumer preferences and fostering brand loyalty, particularly among the 18-40 age group. These channels enable manufacturers to engage directly with their audience and promote their offerings effectively. 7

5 https://www.zionmarketresearch.com/report/us-energy-drinks-market

6 https://www.zionmarketresearch.com/report/us-energy-drinks-market

7 https://www.grandviewresearch.com/industry-analysis/us-energy-drinks-market

Evans & Evans, Inc.

F-1-16

YERBAÉ BRANDS CORP.

December 30, 2024

Non-alcoholic energy drinks have emerged as the market leader, holding a dominant share of 63.1% during the forecast period. This growth is driven by consumers’ increasingly busy lifestyles and their preference for convenient, yet healthy, beverage options. As health-conscious individuals seek on-the-go solutions, the demand for non-alcoholic energy drinks continues to rise. These drinks are infused with nutritious ingredients such as minerals, amino acids, vitamins, and other elements that support immune health. Major players, including Nestlé S.A., PepsiCo, Inc., and others, are actively expanding their product portfolios to meet this demand. For example, in January 2023, Nestlé S.A. invested $43 billion in its U.S. plant to increase production capacity for its Boost and Carnation Essentials ready-to-drink products, addressing the growing demand for energy beverages.7

The non-organic energy drinks market dominated the revenue share with 91.9% in 2023. This growth can be attributed to the increasing demand from health-conscious consumers who opt for non-organic options. Despite the presence of additives, these drinks incorporate functional ingredients such as amino acids, adaptogens, and herbal extracts like ginseng, guarana, and taurine. These additions enhance flavor profiles while providing potential health benefits. Additionally, to meet the rising consumer demand for personalization, brands are increasingly experimenting with unique flavors to cater to diverse taste preferences. The organic energy drinks segment is projected to be the fastest-growing segment during the forecast period. This growth is driven by the rising number of health-conscious consumers who prefer organic options due to their focus on cleaner, natural ingredients. As consumers become more aware of the benefits of organic products, the demand for organic energy drinks is expected to expand rapidly.7

4.06	The global consumer packaged goods (“CPG”) market was valued at $2.2 trillion in 2023 and is expected to grow from $2.29 trillion in 2024 to $3.43 trillion by 2034, with a CAGR of 4.1% from 2024 to 2034 [8]. RTD beverages, such as bottled coffees, teas, energy drinks, and functional beverages, are key contributors to this growth, driven by increasing demand for convenience and on-the-go options.

In 2024, the U.S. CPG market faced slower economic and consumer spending growth, with rising costs eroding profitability. Inflation remains a challenge, with food prices up 30% over five years and wage growth failing to keep pace. High interest rates, supply chain disruptions, and labor shortages further squeezed margins. According to the Circana Volume Vortex Shopper Survey, 86% of high-income families cut costs, while 45% of middle-income households relied on family support. The U.S. CPG market was valued at $821.50 billion in 2024, with a projected CAGR of 2.62% through 2028.9

8 https://www.towardspackaging.com/insights/consumer-packaged-goods-cpg-market-sizing

9https://www.circana.com/intelligence/blog/2024/lessons-for-cpgs-and-retailers-how-inflation-is-changing-consumer-behavior/

Evans & Evans, Inc.

F-1-17

YERBAÉ BRANDS CORP.

December 30, 2024

5.0	Prior Valuations

5.01	Yerbaé stated to Evans & Evans that there have been no formal valuations or appraisals relating to the Target or any affiliate or any of their respective material assets or liabilities made in the preceding three years which are in the possession or control of Yerbaé.

5.02	No formal valuations or appraisals related to the Acquiror were made available to Evans & Evans.

6.0	Conditions and Restrictions

6.01	The draft Opinion will be prepared for internal purposes of the Board and may be shared with the management of Yerbaé at the discretion of the Board. The final Opinion is intended for placement on Yerbaé’s file and may be included in any materials provided to the Yerbaé Shareholders. The final Opinion may be submitted to the TSXV if required. The final Opinion may be shared with the court reviewing the Proposed Transaction (if necessary). The Opinion is not intended for use in any court proceedings unrelated to the approval of the Proposed Transaction

6.02	The Opinion may not be issued to any international stock exchange and/or regulatory authority beyond the Exchanges.

6.03	The Opinion may not be issued and/or used to support any type of value with any other third parties, legal authorities, nor stock exchanges, or other regulatory authorities, nor any Canadian or international tax authority. Nor can it be used or relied upon by any of these parties or relied upon in any legal proceeding and/or court matter (other than relating to the approval of the Proposed Transaction).

6.04	Any use beyond that defined above is done without the consent of Evans & Evans and readers are advised of such restricted use as set out above.

6.05	The Opinion should not be construed as a formal valuation or appraisal of Yerbaé, the Acquiror or any of their securities or assets. Evans & Evans, has, however, conducted such analyses as we considered necessary in the circumstances.

6.06	In preparing the Opinion, Evans & Evans has relied upon and assumed, without independent verification, the truthfulness, accuracy and completeness of the information and the financial data provided by the Companies, either directly or through access to the respective data rooms. Evans & Evans has therefore relied upon all specific information as received and declines any responsibility should the results presented be affected by the lack of completeness or truthfulness of such information. Publicly available information deemed relevant for the purpose of the analyses contained in the Opinion has also been used.

The Opinion is based on: (i) our interpretation of the information which the Companies, as well as their representatives and advisers, have supplied to date; (ii) our understanding of the terms of the Proposed Transaction; and (iii) the assumption that the Proposed Transaction will be consummated in accordance with the expected terms.

Evans & Evans, Inc.

F-1-18

YERBAÉ BRANDS CORP.

December 30, 2024

6.07	The Opinion is necessarily based on economic, market and other conditions as of the date hereof, and the written and oral information made available to us until the date of the Opinion. It is understood that subsequent developments may affect the conclusions of the Opinion, and that, in addition, Evans & Evans has no obligation to update, revise or reaffirm the Opinion.

6.08	Evans & Evans denies any responsibility, financial, legal or other, for any use and/or improper use of the Opinion however occasioned.

6.09	Evans & Evans is expressing no opinion as to the price at which any securities of Yerbaé or the Acquiror will trade on any stock exchange at any time.

6.10	Evans & Evans was not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of or merger with Yerbaé. Our opinion also does not address the relative merits of the Proposed Transaction as compared to any alternative business strategies or transactions that might exist for Yerbaé, the underlying business decision of Yerbaé to proceed with the Proposed Transaction, or the effects of any other transaction in which Safety Shot will or might engage.

6.11	Evans & Evans expresses no opinion or recommendation as to how any shareholder of Yerbaé should vote or act in connection with the Proposed Transaction, any related matter or any other transactions. We are not experts in, nor do we express any opinion, counsel or interpretation with respect to, legal, regulatory, accounting or tax matters. We have assumed that such opinions, counsel or interpretation have been or will be obtained by Yerbaé from the appropriate professional sources. Furthermore, we have relied, with Yerbaé’s consent, on the assessments by Yerbaé and its advisors, as to all legal, regulatory, accounting and tax matters with respect to Yerbaé and the Proposed Transaction, and accordingly we are not expressing any opinion as to the value of Yerbaé’s tax attributes or the effect of the Proposed Transaction thereon.

6.12	Evans & Evans is expressing no opinion as to whether any alternative transaction might have been more beneficial to the Yerbaé Shareholders.

6.13	Evans & Evans reserves the right to review all information and calculations included or referred to in the Opinion and, if it considers it necessary, to revise part and/or its entire Opinion and conclusion in light of any information which becomes known to Evans & Evans during or after the date of this Opinion.

6.14	In preparing the Opinion, Evans & Evans has relied upon a letter from management of the Target confirming to Evans & Evans in writing that the information and management’s representations made to Evans & Evans in preparing the Opinion are accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Opinion.

Evans & Evans, Inc.

F-1-19

YERBAÉ BRANDS CORP.

December 30, 2024

6.15	Evans & Evans has based its Opinion upon a variety of factors. Accordingly, Evans & Evans believes that its analyses must be considered as a whole. Selecting portions of its analyses or the factors considered by Evans & Evans, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. Evans & Evans’ conclusions as to the fairness, from a financial point of view, to the Yerbaé Shareholders of the Proposed Transaction were based on its review of the Proposed Transaction taken as a whole, in the context of all of the matters described under “Scope of Review”, rather than on any particular element of the Proposed Transaction or the Proposed Transaction outside the context of the matters described under “Scope of Review”. The Opinion should be read in its entirety.

6.16	Evans & Evans and all of its Principal’s, Partner’s, staff or associates’ total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by Evans & Evans, its Principal, Partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Opinion. No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Opinion.

7.0	Assumptions

7.01	In preparing the Opinion, Evans & Evans has made certain assumptions as outlined below.

7.02	With the approval of Yerbaé and as provided for in the Engagement Letter, Evans & Evans has relied upon, and has assumed the completeness, accuracy and fair presentation of, all financial information, business plans, forecasts and other information, data, advice, opinions and representations obtained by it from public sources or provided by the Companies or its affiliates or any of its officers, directors, consultants, advisors or representatives or any information made available (collectively, the “Information”). The Opinion is conditional upon such completeness, accuracy and fair presentation of the Information. In accordance with the terms of the Engagement Letter, but subject to the exercise of its professional judgment, and except as expressly described herein, Evans & Evans has not attempted to verify independently the completeness, accuracy or fair presentation of any of the Information.

Evans & Evans, Inc.

F-1-20

YERBAÉ BRANDS CORP.

December 30, 2024

7.03	Senior officers of the Companies represented to Evans & Evans that, among other things: (i) the Information (other than estimates or budgets) provided orally by, an officer or employee of the Companies or in writing by the Companies (including, in each case, affiliates and their respective directors, officers, consultants, advisors and representatives) to Evans & Evans relating to the Companies, their affiliates or the Proposed Transaction, for the purposes of the Engagement Letter, including in particular preparing the Opinion was, at the date the Information was provided to Evans & Evans, fairly and reasonably presented and complete, true and correct in all material respects, and did not, and does not, contain any untrue statement of a material fact in respect of the Companies, their affiliates or the Proposed Transaction and did not and does not omit to state a material fact in respect of the Companies, their affiliates or the Proposed Transaction that is necessary to make the Information not misleading in light of the circumstances under which the Information was made or provided; (ii) with respect to portions of the Information that constitute financial estimates or budgets, they have been fairly and reasonably presented and reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Target or its associates and affiliates as to the matters covered thereby and such financial estimates and budgets reasonably represent the views of management of the Target; and (iii) since the dates on which the Information was provided to Evans & Evans, except as disclosed in writing to Evans & Evans, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Companies or any of their affiliates and no material change has occurred in the Information or any part thereof which would have, or which would reasonably be expected to have, a material effect on the Opinion.

7.04	In preparing the Opinion, we have made several assumptions, including that all final or executed versions of documents will conform in all material respects to the drafts provided to us, all of the conditions required to implement the Proposed Transaction will be met, all consents, permissions, exemptions or orders of relevant third parties or regulating authorities will be obtained without adverse condition or qualification, the procedures being followed to implement the Proposed Transaction are valid and effective and that the disclosure provided or (if applicable) incorporated by reference in any information circular provided to shareholders with respect to the Target, the Acquiror and the Proposed Transaction will be accurate in all material respects and will comply with the requirements of applicable law. Evans & Evans also made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of Evans & Evans and any party involved in the Proposed Transaction. Although Evans & Evans believes that the assumptions used in preparing the Opinion are appropriate in the circumstances, some or all of these assumptions may nevertheless prove to be incorrect.

7.05	The Companies and all of their related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Opinion that would affect the evaluation or comment.

7.06	As of the date of the Opinion, all assets and liabilities of the Target and the Acquiror, respectively have been recorded in their accounts and financial statements and follow accounting principles generally accepted in the United States (“U.S. GAAP”).

7.07	There were no material changes in the financial position of the Companies between the date of their financial statements (i.e. for Yerbaé- the period ended October 31, 2024 and for Safety Shot – the period ended September 30, 2024) and the date of the Opinion unless noted in the Opinion. Evans & Evans specifically draws reference to more recent cash and debt balances of the Companies as outlined in section 1.0 of this Opinion.

Evans & Evans, Inc.

F-1-21

YERBAÉ BRANDS CORP.

December 30, 2024

7.08	All options and warrants “in-the-money” based on the trading price of the Companies and the value implied by the share consideration of the Proposed Transaction are assumed to have been exercised at the close of the Proposed Transaction. Such an assumption was deemed appropriate by the authors of the Opinion to provide Yerbaé Shareholders with a clear understanding of their potential shareholding in the Acquiror on a fully diluted basis.

7.09	Based on representations made by management, Evans & Evans has assumed the Proposed Transaction will be completed on the terms outlined in the Agreement provided to Evans & Evans.

7.09	Representations made by the Companies as to the number of shares outstanding as of the date of the Opinion are accurate.

8.0	Analysis of Yerbaé

8.01	In assessing the fairness of the Proposed Transaction, Evans & Evans considered the following analyses and factors, amongst others with respect to Yerbaé: (1) trading price analysis; (2) guideline public company analysis; (3) merger and acquisition analysis, (4) historical financings; and (5) other considerations.

8.02	Evans & Evans reviewed Yerbaé’s trading prices over the 10, 30, 90 and 180 trading days preceding the date of the Opinion. In the 180 trading days preceding the date of the Opinion, the Target’s share price decreased from an average of $0.264 to $0.110 per share as outlined in the table below. Overall, in the 90 days preceding the date of the Opinion, the Yerbaé share price continued to decline from an average of $0.148 to $0.110 per share; and over the 30 trading days preceding the date of the Opinion, Yerbaé’s share price declined from an average of $0.116 per share to $0.110 per share as outlined in the table below.

While Evans & Evans reviewed data over 180 trading days preceding the date of the Opinion, the analysis focused on the 30 to 90 days preceding the date of the Opinion. In the view of Evans & Evans, given changes in the market and Yerbaé’s financial performance, a long-term view is not appropriate.

Evans & Evans, Inc.

F-1-22

YERBAÉ BRANDS CORP.

December 30, 2024

In undertaking the share price analysis, the authors of the Opinion deemed it necessary to examine the trading history of Yerbaé to determine the actual ability of the Yerbaé Shareholders to realize the implied value of their shares (i.e., sell).

In reviewing the trading volumes of the Target’s shares at the date of the Opinion, in the 180 trading days preceding the date of the Opinion, it appears liquidity has declined from 13,577 Yerbaé common shares traded per day to less than 2,600. Overall, in the 90 trading days preceding the date of the Opinion, approximately 0.63 million shares of Yerbaé were traded, representing approximately 1.0% of the Target’s issued and outstanding shares. The limited liquidity in the Yerbaé shares implies that the ability of large numbers of Yerbaé shareholders being able to convert their Yerbaé shares to cash is limited. Trading in Yerbaé shares on the TSXV occurred on 154 of the 180 trading days reviewed.

Given the limited trading volumes, Evans & Evans also considered the volume weighted average price (“VWAP”) of Yerbaé. Over the 30 trading days preceding the date of the Opinion, Yerbaé’s VWAP has ranged between $0.107 to $0.112 on the TSXV.

The Exchange Ratio implies a value for Yerbaé in the range of $0.225 to $0.266, which is higher than the trading price as of the date of the Opinion, based on the 10-day and 30-day VWAPs preceding the date of the Opinion. As can be seen from the following tables, the Exchange Ratio represented a premium of 106.0% to 146.3% over Yerbaé’s 10-day and 30-day VWAP preceding the date of the Opinion.

8.03	Evans & Evans assessed the reasonableness of the implied $15.1 million equity value[10] by comparing certain of the related valuation metrics to the metrics indicated for referenced guideline public companies (“GPC”). The identified guideline companies were considered reasonably comparable to Yerbaé. Evans & Evans calculated implied enterprise value[11] (“EV”) to revenue multiples for Yerbaé of 3.15x (trailing twelve months, “TTM”), 3.19x (FY2024), and 1.72x (FY2025). The selected guideline public companies’ average and median revenue multiples were 2.2x and 2.1x (TTM), 2.4x and 2.4x (FY2024), and 1.0x and 1.0x (FY2025). Thus, the Proposed Transaction metrics are above the average and median multiples of the GPCs.

10 Safety Shot 10-day VWAP at the date of the Opinion multiplied by the number of Safet Shot shares to be issued to Yerbaé shareholders.

11 Enterprise value = market capitalization less cash plus debt / minority interest / preferred shares

Evans & Evans, Inc.

F-1-23

YERBAÉ BRANDS CORP.

December 30, 2024

In assessing the reasonableness of the above, we considered the following:

●	there are a limited number of directly comparable public companies, when one considers differentiating factors such as size and market niche;

●	no company considered in the analysis is identical to Yerbaé; and

●	an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning the differences in the financial and operating characteristics Yerbaé, the Proposed Transaction and other factors that could affect the trading value and aggregate transaction values of the companies to which they are being compared.

8.04	Evans & Evans assessed the reasonableness of the implied $20.0 million enterprise value by comparing certain of the related valuation metrics to the metrics indicated by transactions involving the acquisition of companies in Yerbaé’s industry. Evans & Evans found the EV to TTM revenue multiples of the selected transactions were in the range of 0.26x to 1.95x with an average and median of 1.16x and 1.28x respectively. Thus, the multiples implied by the Proposed Transaction are above the upper end of the selected transactions.

8.05	In August, 2023, Yerbaé completed a non-brokered private placement of 2,444,958 units of Yerbaé at a price of $1.83 per unit, for aggregate gross proceeds of approximately $4.47 million (the “August Financing”). Each unit was comprised of one Yerbaé common share and one common share warrant. However, due to the significant time gap between the financing in 2023 and the date of the Opinion and the downward trend in Yerbaé financial performance since the August Financing, Evans & Evans deemed the historical financing was not representative of fair market value of Yerbaé as at the date of the Opinion.

9.0	Analysis of Safety Shot

9.01	In assessing the fairness of the Proposed Transaction, Evans & Evans considered the following analyses and factors, amongst others with respect to the Acquiror: (1) current trading price; (2) historical financings; (3) guideline company analysis; and (4) other considerations.

Evans & Evans, Inc.

F-1-24

YERBAÉ BRANDS CORP.

December 30, 2024

9.02	Evans & Evans conducted a review of the trading price of the Acquiror’s shares on the NasdaqCM. Evans & Evans reviewed the Acquiror’s trading prices over the180 trading days preceding the date of the Opinion. In the 180 trading days preceding the date of the Opinion, Safety Shot’s average closing price has been in the range of $0.754 to $1.105 per share. While Evans & Evans reviewed data over 180 trading days preceding the date of the Opinion, the analysis focused on the 30 to 90 trading days preceding the date of the Opinion. In the view of Evans & Evans, given changes in the market and the stage of the development of Safety Shot’s product, a long-term view is not appropriate.

In undertaking the share price analysis, the authors of the Opinion deemed it necessary to examine the trading history of the Acquiror to determine the liquidity of the Safety Shot Shares that will be provided to the Yerbaé Shareholders.

In reviewing the trading volumes of the Acquiror’s shares at the date of the Opinion Date it appears the liquidity increased in the 180 days preceding the date of the Opinion. As can be seen from the tables below, over the 90 trading days preceding the date of the Opinion, approximately 74.37 million shares of the Acquiror have traded, representing approximately 121.7% of the issued and outstanding shares. Average trading volumes over the past 180 trading days are over 850,000 shares per day and the average trading volume over the past 90 days are over 825,000. Safety Shot’s shares traded on the NasdaqCM on each of the 180 trading days preceding the date of the Opinion. Given the Acquiror’s shares average trading volume is in excess of 1 million shares per day over the 90 days preceding the date of the Opinion, the Yerbaé Shareholders may see increased liquidity post-Proposed Transaction.

Evans & Evans also calculated the VWAP of the Acquiror over the 30 days preceding the date of the Opinion. As can be seen from the table below, Safety Shot’s VWAP has ranged between $0.75 to $0.91.

Evans & Evans, Inc.

F-1-25

YERBAÉ BRANDS CORP.

December 30, 2024

9.03	Evans & Evans assessed the reasonableness of the Acquiror’s current market capitalization to the value implied by the two recent financings in 2024 i.e. the PIPE Financing and the September Financing secured by the Acquiror. In the PIPE Financing, the Acquiror raised gross proceeds of approximately $0.5 million at an implied equity value of $66.62 million; and in the September Financing, the Acquiror raised gross proceeds of approximately $3 million at an implied equity value of $52.54 million. The market capitalization of the Acquiror over the 90 days preceding the date of the Opinion has declined from $63.06 million to $46.09 million as outlined in the following table

Thus, the market capitalization of Safety Shot over the 90 days preceding the date of the Opinion is within a reasonable range of the value implied by the PIPE Financing and September Financing closed in 2024. In the 12 months preceding the date of the Opinion, Safety Shot raised nearly $9.5 million in equity.

9.04	Evans & Evans assessed the reasonableness of Safety Shot market capitalization and share price by comparing the revenue multiples of Safety Shot to those of certain identified GPCs. The identified guideline companies selected were considered reasonably comparable to the Acquiror. As of the date of the Opinion, the Acquiror was trading at a revenue multiple of 71.7x (TTM), 58.9x (FY2024), 7.5x (FY2025), and 2.6x (FY2026), which were above the upper end of the GPCs in TTM, FY2024 and FY2025, and above the average and median multiples in FY2025. The current multiples of Safety Shot are a premium to the Yerbaé trading multiples.

In assessing the reasonableness of the above, we considered the following:

●	there are a limited number of directly comparable public companies, when one considers differentiating factors such as size and market niche;

●	no company considered in the analysis is identical to the Acquiror; and

●	an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning the differences in the financial and operating characteristics the Acquiror, the Proposed Transaction and other factors that could affect the trading value and aggregate transaction values of the companies to which they are being compared.

9.05	Evans & Evans assessed the reasonableness of the Acquiror’s market capitalization by comparing certain of the related valuation metrics to the metrics indicated by transactions involving the acquisition of companies in Safety Shot industry. Evans & Evans found the Acquiror’s TTM revenue multiple is above the upper range of the revenue multiples of the selected transactions.

Evans & Evans, Inc.

F-1-26

YERBAÉ BRANDS CORP.

December 30, 2024

10.0	Fairness Conclusions

10.01	In considering fairness of the Proposed Transaction, from a financial point of view, Evans & Evans considered the Proposed Transaction from the perspective of the Yerbaé Shareholders as a group and did not consider the specific circumstances of any particular securityholder, including with regard to income tax considerations.

10.02	Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion, as of the date of the Opinion, that the Proposed Transaction is fair, from a financial point of view, to the Yerbaé Shareholders.

10.03	In arriving at the conclusion as to the fairness, from a financial standpoint, Evans & Evans did consider the following quantitative and qualitative factors which shareholders might consider when reviewing the Proposed Transaction. Evans & Evans has not attempted to quantify the qualitative factors.

a.	As outlined in section 8.0 of the Opinion, the metrics implied by the Proposed Transaction are supported by a review of the trading price analysis, trading multiples of peers and a review of recent mergers & acquisitions transactions.

b.	Combining the Companies may enhance shareholder value through expanded product offerings and market reach. Yerbaé’s plant-based energy drinks and Safety Shot’s functional beverages, focused on lowering blood alcohol content, create new opportunities in the broader wellness market. The combined portfolio targets a wider consumer base by expanding product offerings, reaching new market segments, and addressing diverse consumer needs, thereby driving growth and enhancing shareholders’ value.

c.	Synergies are expected to be created from reduced logistics, production, and operational costs, along with expanded market reach in the US market, resulting in enhanced overall efficiency. The combined leadership may optimize resources, drive brand growth, and improve profitability. These factors may contribute to long-term value creation, delivering sustained benefits and improved returns for shareholders of the Companies.

d.	Yerbaé has reported losses for five consecutive years, from 2019 to 2023, with a net loss of $7.55 million for the ten months ending October 31, 2024. As of October 31, 2024, Yerbaé’s debt-free net working capital was negative $3.07 million, with a cash balance of $0.19 million and a debt balance of $5.1 million. Thus, Yerbaé does not have sufficient cash to continue its operations and requires additional funding, the availability of which is uncertain.

Evans & Evans, Inc.

F-1-27

YERBAÉ BRANDS CORP.

December 30, 2024

e.	Safety Shot has provided $0.5 million of the total agreed $3 million in bridge financing in connection with the Proposed Transaction. Safety Shot is expected to be able to provide sufficient funding to achieve business objectives, enhance brand positioning, and drive organizational growth.

f.	The Acquiror has been successful in raising significantly more funding than Yerbaé in the 12 months preceding the date of the Opinion. Since April 4, 2024, Safety Shot has secured approximately $9.5 million in gross proceeds.

g.	The termination fee of $1,750,000, representing 11.6% of the transaction value, is at the high end of the industry norm for similar transactions, which limits the opportunity for a superior offer upon announcement of the Proposed Transaction.

h.	The implied Exchange Ratio of 0.2918 implies a premium ranging from 106.0% (based on 10-day VWAP) to 146.3% (based on 30-day VWAP) which implies the Proposed Transaction is accretive to the shareholders of Yerbaé as of the date of the Opinion.

i.	The Acquiror’s market capitalization is approximately seven times that of Yerbaé, and the liquidity of the Acquiror’s common shares on the NasdaqCM is significantly higher than that of Yerbaé’s shares on the TSXV.

j.	Evans & Evans considered the ability of the Yerbaé Shareholders to receive greater than the value implied by the Exchange Ratio in the market. As outlined in the table below, the Proposed Transaction implies a value of $0.253 per share for Yerbaé based on Safety Shot’s 20-day VWAP as of the date of the Opinion. Evans & Evans conducted a review of Yerbaé’s trading price to determine how many shares of Yerbaé had traded above the value implied by the Exchange Ratio. As can be seen from the table below, most of the shares that traded above the value implied by the Exchange Ratio were traded in the180 days preceding the date of the Opinion. In the 180 days preceding the date of the Opinion, the number of shares that traded above the proposed consideration were less than 3.0% of Yerbaé’s issued and outstanding shares. Accordingly, the ability of a significant number of Yerbaé Shareholders to monetize their common shares at prices above the value implied by the Proposed Transaction is limited.

Evans & Evans, Inc.

F-1-28

YERBAÉ BRANDS CORP.

December 30, 2024

11.0	Qualifications & Certification

11.01	The Opinion preparation was carried out by Jennifer Lucas and thereafter reviewed by Michael Evans.

Mr. Michael A. Evans, MBA, CFA, CBV, ASA, Principal, founded Evans & Evans, Inc. in 1989. For over 35 years, he has been extensively involved in the financial services and management consulting fields in Vancouver, where he was a Vice-President of two firms, The Genesis Group (1986-1989) and Western Venture Development Corporation (1989-1990). Over this period, he has been involved in the preparation of several thousand technical and assessment reports, business plans, business valuations, and feasibility studies for submission to various Canadian stock exchanges and securities commissions as well as for private purposes.

Mr. Michael A. Evans holds: a Bachelor of Business Administration degree from Simon Fraser University, British Columbia (1981); a Master’s degree in Business Administration from the University of Portland, Oregon (1983) where he graduated with honors; the professional designations of Chartered Financial Analyst (CFA), Chartered Business Valuator (CBV) and Accredited Senior Appraiser. Mr. Evans is a member of the CFA Institute, the Canadian Institute of Chartered Business Valuators (“CICBV”) and the American Society of Appraisers (“ASA”).

Ms. Jennifer Lucas, MBA, CBV, ASA, Managing Partner, joined Evans & Evans in 1997. Ms. Lucas possesses several years of relevant experience as an analyst in the public and private sector in British Columbia and Saskatchewan. Her background includes working for the Office of the Superintendent of Financial Institutions of British Columbia as a Financial Analyst. Ms. Lucas has also gained experience in the Personal Security and Telecommunications industries. Since joining Evans & Evans Ms. Lucas has been involved in writing and reviewing several thousand valuation and due diligence reports for public and private transactions.

Ms. Lucas holds: a Bachelor of Commerce degree from the University of Saskatchewan (1993), a Masters in Business Administration degree from the University of British Columbia (1995). Ms. Lucas holds the professional designations of Chartered Business Valuator and Accredited Senior Appraiser. She is a member of the CICBV and the ASA.

11.02	The analyses, opinions, calculations and conclusions were developed, and this Opinion has been prepared in accordance with the standards set forth by the CICBV.

11.03	The authors of the Opinion have no present or prospective interest in the Companies, or any entity that is the subject of this Opinion, and we have no personal interest with respect to the parties involved.

Yours very truly,

“Signed”

EVANS & EVANS, INC.

Evans & Evans, Inc.

F-2-1

APPENDIX “F-2”

OPINION OF Newbridge Securities Corporation

January 7th, 2025

PRIVATE & CONFIDENTIAL

For the Board of Directors of Safety Shot, Inc. (NASDAQ:SHOT)

1061 East Indiantown Road, Suite 110 | Jupiter, FL | 33477 | United States

We understand that Safety Shot, Inc. (NASDAQ:SHOT), a publicly traded company that is a Delaware corporation (“SHOT”), is considering entering into an Arrangement Agreement providing for a business combination (the “BCA”) with Yerbaé Brands Corp. (TSXV:YERB.U), a publicly traded company incorporated in British Columbia (Canada) (“YERB”), (the “Transaction”).

●	The BCA provides that upon the effective date of the arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”), each share of YERB (each a “Company Share”), shall be and shall be deemed to be transferred by the holder thereof to a wholly-owned subsidiary of SHOT incorporated in British Columbia (Canada) (the “Purchaser”) in exchange for the issuance to such holder of an aggregate number of shares of common stock in the authorized share capital of SHOT that is equal to the number of Company Shares outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”) held by such holder, multiplied by the exchange ratio under the BCA (the “Consideration”), and upon such exchange the former holder of such exchanged Company Share shall cease to be the holder thereof or to have any rights as a holder thereof, other than the right to receive the Consideration.

●	In accordance with the BCA, immediately after the Effective Time, the holders of Company Shares (including the shares issued upon the vesting of RSUs/PSUs) shall receive an aggregate of 20 million shares of common stock of SHOT (the “Share Exchange Consideration”). The closing price of the shares of common stock of SHOT on Nasdaq as of January 7th, 2025, was $0.74, providing an aggregate consideration, based on such closing price, of approximately $14,800,000 (Fourteen Million and Eight Hundred Thousand USD).

●	Other Significant Transaction terms:

○	SHOT has also agreed to pay an estimated $3,000,000 (Three Million USD) in payables of Yerbae as they become due, the “Cash Consideration”. The combined Share Exchange Consideration and Cash Consideration is $17,800,000 (Seventeen Million and Eight Hundred Thousand USD), the “Total Consideration”.

The Board of Directors has retained Newbridge Securities Corporation to render an opinion as to whether, on the date of January 7th, 2025, the Total Consideration to be received by YERB is fair, from a financial point of view, to SHOT’s common stockholders (the “Opinion”). Newbridge used the date of January 7th, 2025, because that is the closing trading date of SHOT before SHOT and YERB signed and made public a signed Letter of Intent which shall contain substantially the same terms as in the Arrangement Agreement.

We have not been requested to opine to, and our Opinion does not in any manner address, the underlying business decision of SHOT to enter into the Arrangement Agreement. Our Opinion does not address the relative merits of entering into the Arrangement Agreement as compared to any alternative business strategy that might exist for SHOT.

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor

1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531

www.newbridgesecurities.com

F-2-2

Newbridge, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, going private transactions, related-party transactions, negotiated underwritings, secondary distributions of listed and unlisted securities, debt restructurings, private placements, and valuations for corporate and other purposes. We do not perform tax, accounting or legal services, nor do we render such advice.

Newbridge will receive a fee and reimbursement of its expenses for such services. In addition, SHOT has agreed to indemnify Newbridge for certain liabilities arising out of its engagement, including the rendering of this Opinion.

Newbridge has not participated in, or provided advice with respect to, the pricing determination, structuring or negotiation of the Arrangement Agreement.

In the ordinary course of business, Newbridge, certain customer accounts held at Newbridge, and certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in equity, debt, and other securities and financial instruments (including bank loans and other obligations) of, or investments in SHOT.

In connection with the review and analysis performed to render our Opinion, among other things, we have undertaken the following:

●	considered our assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions, and business and securities valuations generally;

●	reviewed various drafts of the Arrangement Agreement;

●	reviewed SHOT’s publicly available last eleven fiscal quarters of historical financial results, (Q1-2022 -Q3-2024);

●	reviewed publicly available financial information of SHOT filed with the U.S. Securities & Exchange Commission, including its Form 10-Ks and 10-Qs, and certain reports on material events filed on Forms 8-K between January 1st, 2022, through January 7th, 2025;

●	conducted discussions with SHOT’s management team to better understand SHOT’s recent business history, and near-term financials;

●	reviewed publicly available financial information of YERB filed with the TSXV, including its release of new corporate presentations, new announcements, and its trading history between January 1st, 2022, through January 7th, 2025;

●	conducted discussions with YERB’s management team to better understand YERB’s recent business history, review of near-term financial projections and drivers of growth;

●	performed a Public Company Comparable analysis of similar companies to YERB, that included variables such as companies trading on a U.S. Stock Exchange, and have businesses in the Function Beverage sector to attain 2025E Enterprise Value / Revenue multiples; and

●	performed an M&A transaction comparable analysis of similar companies to YERB that operate globally, and operate in the “non-alcoholic beverages” sector, to derive certain Implied Enterprise Value / Revenue multiples.

In forming our Opinion, we have had full access to, and full cooperation from, the management team of both SHOT and YERB to ask questions and receive answers. Our Opinion is solely and necessarily based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor

1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531

www.newbridgesecurities.com

F-2-3

In connection with our review and analyses and in arriving at our Opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information provided to us or publicly available and have not attempted to verify independently any such information.

With respect to certain financial information, including financial analyses and projections, relating to the business and prospects of SHOT provided to us, we have assumed that the financial information has been reasonably prepared on a basis reflecting best currently available estimates and good faith judgments of the management team of SHOT as to the future financial performance of the Company without and subsequent to entering into the Arrangement Agreement.

This Opinion is solely for the use of the Board of Directors of Safety Shot, Inc. (NASDAQ:SHOT), and is not to be publicly disclosed, used, excerpted, reproduced or disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of Newbridge Securities Corporation, except that this Opinion may be reproduced in full in, and references to this Opinion and to Newbridge and its relationship with SHOT may be included in, filings made by SHOT with the U.S. Securities & Exchange Commission and by Yerbaé Brands Corp. (TSXV:YERB.U) with the Canadian Securities Administrators (CSA), as well as any proxy statement or similar disclosure document delivered to the stockholders of SHOT and YERB.

We have tried to apply objective measures of value in rendering our Opinion. You understand, however, that such a valuation necessarily is based on some subjective interpretations of value. We understand that we are not obligated to review our Opinion due to events and fluctuating economic conditions occurring subsequent to the date of this Opinion.

Based upon and subject to the foregoing, it is our Opinion that, on the date of January 7th, 2025, the Total Consideration to be received by YERB is fair, from a financial point of view, to SHOT’s common stockholders (the “Opinion”).

Sincerely,

Newbridge Securities Corporation

/s/ Chad D. Champion
Chad D. Champion
Senior Managing Director
Head of Equity Capital Markets & Investment Banking

Investment Advisory Services offered through Newbridge Financial Services Group, Inc. an SEC Registered Investment Advisor

1200 North Federal Highway, Suite 400, Boca Raton, FL 33432 | Telephone: 561.395.1220 Fax: 561.229.1531

www.newbridgesecurities.com

G-1

APPENDIX “G”

COMPARISON OF RIGHTS OF YERBAÉ SHAREHOLDERS AND SAFETY SHOT STOCKHOLDERS

G-2

COMPARISON OF RIGHTS OF YERBAÉ SHAREHOLDERS
AND SAFETY SHOT STOCKHOLDERS

The rights, privileges and restrictions of Yerbaé Shareholders are governed by the Business Corporations Act (British Columbia) (the “BCBCA”) and by the articles of Yerbaé (the “Yerbaé Articles”). Following the Arrangement, Yerbaé Shareholders who receive Safety Shot Shares as part of the Arrangement will become Safety Shot Stockholders and as such their rights will be governed by the Delaware General Corporation Law (the “DGCL”), the Current Safety Shot Charter and the Current Safety Shot Bylaws.

The following is a summary of the material differences between the rights, privileges and restrictions of (i) Yerbaé Shareholders under the Yerbaé Articles and (ii) Safety Shot Stockholders under the Current Safety Shot Charter and the Current Safety Shot Bylaws. This summary is not a complete comparison of the rights, privileges and restrictions that may be of interest, and Yerbaé Shareholders and Safety Shot Stockholders should therefore read the full text of the Yerbaé Articles under Yerbaé’s SEDAR+ issuer profile at www.sedarplus.ca, and the Current Safety Shot Charter and the Current Safety Shot Bylaws under Safety Shot’s EDGAR issuer profile at www.sec.gov.

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Authorized Share Capital

Under the BCBCA, the articles may provide for more than one class of shares and where they so provide, the rights, privileges, restrictions and conditions attaching to the shares of each class shall be set out therein.

Yerbaé’s authorized share capital consists of (i) an unlimited number of common shares without par value; and (ii) 100,000,000 preferred shares without par value.

Under the Yerbaé Articles, preferred shares may be issued in one or more series. The Yerbaé Board is authorized, without shareholder approval, but subject to the provisions of the BCBCA, to determine the maximum number of shares of each series, create an identifying name for each series and attach such special rights or restrictions, including dividend, liquidation and voting rights, as the board of directors may determine. Such special rights or restrictions, including dividend,\ liquidation and voting rights, may be superior to those of the common shares.

Yerbaé has not issued any preferred shares.

The DGCL requires that the certificate of incorporation state the number of shares of preferred stock that the corporation is authorized to issue as well as the par value of such series, but can otherwise delegate the power of determining the terms of such series to the board of directors.

The Current Safety Shot Charter authorizes the issuance of 250,000,000 shares of common stock, $0.001 par value per share, and 1,000,000 shares of undesignated preferred stock, $0.001 par value.

The Safety Shot Board is authorized to provide for the issuance of all or any of the shares of the preferred stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as stated and expressed in a resolution or resolutions adopted by the Safety Shot Board providing for the issuance of such class or series and as may be permitted by the DGCL.

Such blank check preferred stock can be used as a “poison pill” to prevent a takeover by providing holders of such class of preferred stock with the rights needed to slow or stop such takeover.

G-3

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Voting Rights

The holders of the common shares of Yerbaé are entitled to receive notice of and to attend and vote at all meetings of the shareholders of Yerbaé and each common share shall confer the right to one vote in person or by proxy at al meetings of the shareholders of Yerbaé.

The holders of the preferred shares are not entitled to receive notice of or to attend and vote at meetings of the shareholders of the Yerbaé.

At meetings of the Yerbaé Board, each director has one vote and questions are decided by a majority of votes. In case of an equality of votes at meetings of the Yerbaé Board, the chairman of the meeting does not have a second or casting vote.

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, the holders of common stock possess all voting power for the election of Safety Shot directors and all other matters requiring stockholder action. Holders of common stock are entitled to one vote per share on matters to be voted on by Safety Shot Stockholders.

For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in the Current Safety Shot Bylaws, shall be entitled to vote at any meeting of stockholders.

Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with the DGCL. An agent so appointed need not be a stockholder.

No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Shareholder Approval of Business Combinations; Fundamental Changes

Under the BCBCA, certain corporate actions, such as certain amalgamations (other than with a direct or indirect wholly-owned subsidiary), continuances, and sales, leases or exchanges of all or substantially all the property of a company other than in the ordinary course of business, and other corporate actions such as liquidations, dissolutions and (if ordered by a court) arrangements, are required to be approved by special resolution.

A special resolution is a resolution passed: (i) at a meeting of shareholders by not less than two-thirds of the votes cast by the shareholders who voted in respect of the resolution; or (ii)a written consent resolution signed by all shareholders entitles to vote on the resolution.

In certain cases, a special resolution to approve certain corporate actions is also required to be approved separately by the holders of a class or series of shares, including in certain cases a class or series of shares not otherwise carrying voting rights.

Under the BCBCA, arrangements are permitted and a company may make any proposal it considers appropriate “despite any other provision” of the BCBCA. In general, a plan of arrangement is approved by a company’s board of directors and then is submitted to a court for approval. It is typical for a company in such circumstances to apply to a court initially for an interim order governing various procedural matters prior to calling any security holder meeting to consider the proposed arrangement.

Statutory arrangements involving shareholders (even holders of shares not normally entitled to a vote) must be approved by those respective shareholders by a special resolution. The court may, in respect of an arrangement proposed with persons other than shareholders and creditors, require that those persons approve the arrangement in the manner and to the extent required by the court. The court determines to whom notice shall be given and whether, and in what manner, approval of any person is to be obtained and also determines whether any shareholders may dissent from the proposed arrangement and receive payment of the fair value of their shares. Following compliance with the procedural steps contemplated in any such interim order (including as to obtaining security holder approval), the court would conduct a final hearing and approve or reject the proposed arrangement.

If any provisions of the arrangement will, upon taking effect, alter information shown in the corporate register, the company must file all necessary records and information with the registrar to give effect to each such provision, and must also concurrently file a copy of the entered court order.

Under the DGCL, a merger, consolidation, sale, lease, exchange or other disposition of all or substantially all of the property and assets of a corporation, or a dissolution of the corporation, is generally required to be approved by the holders of a majority of the outstanding stock entitled to vote on the matter, unless the certificate of incorporation provides for the vote of a larger portion of the corporation’s stock.

Under the DGCL, mergers in which less than 20% of an acquirer corporation’s stock outstanding immediately prior to the effective date of the merger is issued generally do not require acquirer stockholder approval. In certain situations, the approval of a business combination may require approval by a certain number of the holders of a class or series of shares. In addition, Section 251(h) of the DGCL provides that stockholders of a constituent corporation need not vote to approve a merger if: (i) the merger agreement permits or requires the merger to be effected under Section 251(h) and provides that the merger shall be effected as soon as practicable following the tender offer or exchange offer, (ii) a corporation consummates a tender or exchange offer for all of the outstanding stock of such constituent corporation on the terms provided in the merger agreement that would otherwise be entitled to vote on the adoption or rejection of the merger agreement, (iii) immediately following the consummation of the offer, the stock irrevocably accepted for purchase or exchange plus the stock owned by the consummating corporation equals at least the percentage of stock that would be required to adopt the merger agreement under the DGCL and the certificate of incorporation of such constituent corporation, (iv) the corporation consummating the offer merges with or into such constituent corporation pursuant to the merger agreement, and (v) each outstanding share of each class or series of stock of the constituent corporation that was the subject of and not irrevocably accepted for purchase or exchange in the offer is to be converted in the merger into, or into the right to receive, the same consideration to be paid for the shares of such class or series of stock of the constituent corporation irrevocably purchased or exchanged in such offer. In addition, mergers in which one corporation, partnership, limited liability company, or other entity owns 90% or more of each class of shares of a second corporation that would otherwise be entitled to vote on a merger may be completed without the vote of the second corporation’s board of directors or stockholders.

The DGCL does not contain a procedure directly analogous to a plan of arrangement under the OBCA.

See also “Safety Shot Stockholder Rights (Post-Arrangement) — Special Vote Required for Combinations with Interested Shareholders” section below describing certain restrictions on business combinations with interested Safety Shot Stockholders.

G-4

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Special Vote Required for Combinations with Interested Shareholders

Under the BCBCA, there is no specific requirement for a special vote for combinations with interested shareholders in the way that you might find under some other jurisdictions. However, MI 61-101 contains detailed requirements in connection with “related party transactions”. A related party transaction means, generally, any transaction by which an issuer, directly or indirectly, consummates one or more specified transactions with related party, including purchasing or disposing of an asset, issuing securities or assuming liabilities. “Related party” as defined in MI 61-101 includes (i) directors and senior officers of the issuer, (ii) holders of voting securities of the issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities, and (iii) holders of a sufficient number of any securities of the issuer to materially affect control of the issuer.

MI 61-101 requires, subject to certain exceptions, specific detailed disclosure in the information circular sent to security holders in connection with a related party transaction where a meeting is required and, subject to certain exceptions, the preparation of a formal valuation of the subject matter of the related party transaction and any non- cash consideration offered in connection therewith, and the inclusion of a summary of the valuation in the proxy circular. MI 61-101 also requires, subject to certain exceptions, that an issuer not engage in a related party transaction unless the disinterested shareholders of the issuer have approved the related party transaction by a simple majority of the votes cast.

Section 203 is a default provision of the DGCL that prohibits a Delaware corporation from engaging in a business combination, such as mergers or stock and asset sales, with “interested stockholders”(subject to specified exceptions, an “interested stockholder” is a person or group that owns 15% or more of the corporation’s outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of the voting stock at any time within the previous three years) for three years following the time that the person becomes an interested stockholder, unless: (i) before such stockholder becomes an “interested stockholder”, the board of directors approves the business combination or the transaction which results in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced (excluding stock owned by certain persons such as directors and officers); or (iii) at the time or after the stockholder became an interested stockholder, the board of directors and at least two-thirds of the disinterested outstanding voting stock of the corporation approves the transaction.

A Delaware corporation may elect to “opt out” of, and not be governed by, Section 203 through a provision in either its original certificate of incorporation, or an amendment to its original certificate or bylaws that was approved by majority stockholder vote.

Safety Shot has elected to opt out of the protections of Section 203 of the DGCL. As a result, Section 203 does not apply to Safety Shot.

Appraisal Rights; Rights to Dissent	The BCBCA provides that shareholders of a company governed thereunder who are entitled to vote on certain matters are entitled to exercise dissent rights and to be paid the fair value of their shares in connection therewith. The BCBCA does no distinguish for this purpose between listed and unlisted shares. Such matters include: (i) any amalgamation with another company (other than with certain affiliated company ); (ii) a resolution to approve an arrangement, the terms of which arrangement permit dissent; (iii) a resolution to alter a company’s articles to alter restrictions on the powers of the company or on the business the company is permitted to carry on; (iv) a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking; (v) a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia; (vi) in respect of any other resolution, if dissent is authorized by the resolution; and (vii) a court order permitting a shareholder to dissent in connection with an application to the court for an order approving an arrangement proposed by the company.

Under the DGCL, stockholders of a corporation may be entitled to exercise appraisal rights under certain circumstances in connection with a merger or consolidation. However, a stockholder of a corporation does not have appraisal rights under the DGCL in connection with a merger or consolidation, if, among other things: (i) the corporation’s shares are listed on a national securities exchange or held of record by more than 2,000 stockholders and certain types of consideration are received in the merger or consolidation; or (ii) the corporation will be the surviving corporation of the merger and the merger is undertaken pursuant to certain provisions of the DGCL.

Unless otherwise provided in the certificate of incorporation, the DGCL grants appraisal rights only in connection with a merger or consolidation and not in the case of a sale or transfer of assets or a purchase of assets for shares. However, except for mergers undertaken pursuant to certain provisions of the DGCL, a stockholder is entitled to appraisal rights in the case of a merger or consolidation if the stockholder is required to accept in exchange for the shares anything other than: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation; (ii) shares of stock of any other corporation that, on the effective date of the merger or consolidation, will be either listed on a national securities exchange or held of record by more than 2,000 stockholders; (iii) cash instead of fractional shares of stock of the corporation; or (iv) any combination of the foregoing.

G-5

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Oppression Remedy

Section 227 of the BCBCA states that the oppression remedy is available to a shareholder, but it can also be available to beneficial shareholders and any other person who, in the discretion of the court, is an appropriate person to make an application. The BCBCA allows the oppression remedy where the conduct complained of is oppressive or unfairly prejudicial.

If the court is satisfied there has been oppression or unfairly prejudicial conduct, it “may make any interim or final order it considers appropriate”. It is important to understand that the court’s very broad discretion to order relief is tempered by the statutory requirement that it must act “with a view to remedying or bringing to an end the matters complained of” and the judicially created requirement to respect the shareholder’s reasonable expectations. When it is requested, the court must also be careful to grant only the appropriate interim relief and not provide relief that is more appropriately provided only after the final hearing.

The most common remedies are: (i) orders that remedy the specific conduct complained of, for example, repayment of management fees where the conduct complained of was the discriminatory payment of management fees, or payment of dividends where failure to pay dividends was the conduct complained of; (ii) orders requiring the company or other shareholders to purchase the wronged shareholder’s shares, including requiring the majority shareholder to sell to the minority; (iii) orders appointing a receiver or receiver-manager; and (iv) orders for liquidation and dissolution.

If the court orders the company or another shareholder to purchase the wronged shareholder’s shares, it will normally set the purchase price as the shares’ fair value, but for the oppression complained of, on the date the oppression petition was filed.

If the court makes a payment order and the company is insolvent or payment would make it insolvent, the company must pay up front as much as it possibly can without becoming insolvent and pay the balance over time.

The BCBCA also provides that, in the event of a take-over offer, within four months after the making of the offer, the offer is accepted by the holders of not less than 90% of the shares (other than the shares held by the offeror or an affiliate of the offeror) of any class of shares to which the offer relates, the offeror is entitled, upon giving proper notice, to acquire (on the same terms on which the offeror acquired shares under the take-over bid) the shares held by those holders of shares of that class who did not accept the offer. Offeree shareholders may apply to the courts, within two months of receiving notice, and the courts may set a different price or term of payment or make any consequential order or direction as it considers appropriate.

Although the DGCL does not contain a statutory “oppression” remedy, stockholders may bring equitable claims against persons owing them fiduciary duties for breaches thereof.

See also “Fiduciary Duties of Directors” section for a further discussion of those fiduciary duties.

G-6

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Pre-Emptive Rights

Under the BCBCA, holders of a class or series of shares in a corporation do not have pre-emptive rights to subscribe for or purchase any additional shares of that class or series or of another class or series, unless such rights are so provided in the articles of the company.

The Yerbaé Articles confer no such pre-emptive rights to the holders of common shares.

Under the DGCL, stockholders of a corporation do not have pre-emptive rights to subscribe for or purchase any additional issues of stock or to any security convertible into such stock unless, and except to the extent that, such rights are expressly included in the corporation’s certificate of incorporation or provided in a separate agreement between the corporation and such stockholder.

The Current Safety Shot Charter confers no such pre-emptive rights on the holders of common stock.

Shareholder Action by Consent Without a Meeting	Under the BCBCA, shareholder action without a meeting may be taken by a consent resolution of shareholders provided that it satisfies all the requirements relating to meetings of shareholders set forth in the Yerbaé Articles, the BCBCA and the regulations.

Under Section 228 of the DGCL, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote if a consent, in writing or by electronic transmission, to the action is signed by the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

The Current Safety Shot Charter and the Current Safety Shot Bylaws provide that no action may be taken by Safety Shot Stockholders except at an annual or special meeting of Safety Shot Stockholders called in accordance with the Current Safety Shot Bylaws and no action may be taken by the Safety Shot Stockholders by written consent or electronic transmission.

Requisition of Shareholders’ Meetings

Under the BCBCA, the holders of not less than 5% of the issued shares of a company that carry the right to vote at a general meeting may requisition that the directors call a meeting of shareholders.

Upon meeting the technical requirements set out in the BCBCA, the directors must call a meeting of shareholders to be held not more than four months after receiving the requisition. If the directors do not call such a meeting within 21 days after receiving the requisition, the requisitioning shareholders or any of them holding in aggregate more than 2.5% of the issued shares of the company that carry the right to vote at general meetings may call the meeting.

Under the DGCL, an annual meeting of stockholders must be held at such place, on such date and at such time as may be designated from time to time by the board of directors or as provided in the certificate of incorporation or by the bylaws.

Under the DGCL, a special meeting of stockholders may be called only by the board of directors or by persons authorized to do so in the certificate of incorporation or the bylaws.

The Current Safety Shot Charter provides that special meetings of Safety Shot Stockholders shall be called in accordance with the Current Safety Shot Bylaws, which provide that special meetings of Safety Shot Stockholders may be called only, for any purpose as is a proper matter for stockholder action under the DGCL, by (i) the Chairperson of the Safety Shot Board, (ii) Safety Shot’s President or (iii) any three members of the Safety Shot Board.

Notice of Shareholder Meeting	Under the BCBCA, notice of the time and place of a meeting of shareholders of a company must be sent to each shareholder entitled to vote at the meeting, to each director and to the auditor of the company not less than 21 days and not more than two months before the meeting. In the case of a special notice, the notice must also state the nature of the business to be transacted at the meeting and the text of any special resolution to be submitted to the meeting.	Under the DGCL, written notice of each stockholders’ meeting must be given at least 10 days but no more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of such meeting. The DGCL requires notice of a meeting to vote on a merger agreement, a sale, lease or exchange of all or substantially all assets, a conversion to another form of entity or a transfer, domestication or conveyance to a foreign jurisdiction to be given at least 20 days before the date of such meeting.

G-7

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Shareholder Quorum and Vote Requirements

Under the BCBCA, the quorum required for shareholder meetings is determined based on the company’s memorandum or articles. If the memorandum or articles specify a quorum, that number must be met for the meeting to proceed. If no quorum is defined, the minimum quorum is two shareholders who are entitled to vote, either in person or by proxy. In cases where the number of shareholders entitled to vote is fewer than the quorum specified, all shareholders entitled to vote, whether present in person or by proxy, will constitute the quorum. If a quorum is not present at the start of the meeting, the shareholders present, either in person or by proxy, may adjourn the meeting to a specified time and place, but no other business may be conducted.

The Yerba Articles provide that the quorum for the transaction of business at any meeting of Yerbaé Shareholders shall be one person present who is, or represents by proxy one or more Yerbaé Shareholders.

Under the DGCL, a corporation’s certificate of incorporation or bylaws may specify the number of shares or the voting power that must be present, or represented by proxy, in order to constitute a quorum for the transaction of any business at any meeting of the stockholders.

Pursuant to Section 216 of the DGCL, in no event may a quorum consist of less than one-third of the shares entitled to vote at a meeting except that, where a separate vote by a class or series of a classes or series is required, a quorum must consist of no less than one-third of the shares of such class or series or classes or series.

The Current Safety Shot Bylaws provide that the presence, in person or represented by proxy, of the holders of a majority of the shares of capital stock issued and outstanding and entitled to vote thereat will constitute a quorum for the transaction of business.

Distributions and Dividends; Repurchases and Redemptions

Under the BCBCA, a company may pay a dividend by issuing shares or warrants. A company may also pay a dividend in money or property unless there are reasonable grounds for believing that the company is insolvent, or the payment of the dividend would render the company insolvent.

Under the BCBCA, the purchase or other acquisition by a company of its shares is generally subject to solvency tests similar to those applicable to the payment of dividends, as set out above.

The BCBCA provides that no special rights or restrictions attached to a series of shares confer on the series a priority in respect of dividends or return of capital over any other series of shares of the same class.

Under the DGCL, a corporation may, subject to any restrictions in its certificate of incorporation, pay dividends out of statutory surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding shares of stock having a preference on asset distributions. “Surplus” is defined as the excess of the net assets over capital, as such capital may be adjusted by the board of directors.

A Delaware corporation may purchase or redeem its shares of any class except when its capital is impaired or would become impaired as a result of the purchase or redemption. A corporation may, however, purchase or redeem out of capital, its shares that are entitled upon any distribution of its assets to a preference over another class or, if no such shares are outstanding, any series of its shares if the shares are to be retired and the capital reduced.

G-8

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Number and Term of Directors	Under the BCBCA, a company must have at least one director and, in the case of a public company, must have at least 3 directors. Directors of a British Columbia company are elected at each annual meeting of shareholders at which an election of directors is required and hold office until their terms expires: (i) in accordance with the memorandum or articles of the company or the terms of the director’s election or appointment; (ii) the director dies or resigns, or (iii) the director is removed in accordance with the BCBCA.

The DGCL provides that the board of directors of a corporation must consist of one or more members. The Current Safety Shot Charter and Current Safety Shot Bylaws provide that the number of directors will be fixed exclusively by resolution of the Safety Shot Board.

The Safety Shot Board currently consists of six directors and the Current Safety Shot Charter and the Current Safety Shot Bylaws provide that at each annual meeting of Safety Shot Stockholders, directors will be elected to serve until his or her successor is duly elected and qualified or until his or her resignation or removal.

Standard for Election of Directors	Under the BCBCA, the directors of a British Columbia company are to be elected at each annual meeting of shareholders at which an election of directors is required.

Pursuant to the Current Safety Shot Bylaws, directors are elected at the annual meeting of stockholders (or any special meeting of stockholders called for the purposes of electing directors) and a person is not eligible for election or re-election as a director unless such person is nominated by or at the direction of the Safety Shot Board or by a stockholder who has complied with relevant notice procedures set for the in the Current Safety Shot Bylaws.

The nominees receiving a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be elected.

Vacancies on the Board of Directors	Under the BCBCA, a vacancy that occurs among the directors is to be filled in accordance with Sections 131 to 135 unless the memorandum or articles of the company provide otherwise. Moreover, if a vacancy occurs due to the removal of a director, it may be filled by the shareholders at such shareholders’ meeting at which the director was removed, or, if not filled at such meeting, by either the shareholders or the remaining directors. In the case of a casual vacancy, the remaining directors can fill the position provided that the number of additional appointed directors may not exceed at any time 1/3 of the number of current directors. For directors elected or appointed by shareholders of a specific class or series of shares, a vacancy can be filled by those shareholders at the meeting where the director was removed or by those shareholders or the remaining directors. If there are no remaining directors elected by those shareholders, the remaining directors must promptly call a meeting to fill the vacancy. Directors appointed to fill a vacancy serve for the unexpired portion of the original director’s term or until their office is terminated. If a quorum is lost due to vacancies, the remaining directors can either appoint enough new directors to meet the quorum or call a shareholders’ meeting to fill the vacancies. In the event there are no directors in office, shareholders, incorporators, or subscribers may empower an individual to call a meeting to elect or appoint directors or appoint a temporary director until the vacancies are filled. These actions ensure that the board maintains its required structure and continuity.

Under the DGCL, vacancies, whether arising through death, resignation, retirement, disqualification, removal, an increase in the number of directors, or any other reason may be filled by a majority vote of the remaining directors, even if such directors in office constitute less than a quorum, unless otherwise provided in the certificate of incorporation or bylaws.

The Current Safety Shot Charter provides that any vacancy on the Safety Shot Board resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Safety Shot Board determines by resolution that any such vacancies or newly created directorships shall be filled by Safety Shot Stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of Safety Shot Board or by the sole remaining director, and not by the Safety Shot Stockholders.

G-9

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Director Qualifications	Under the BCBCA, a person must meet certain qualifications to become or act as a director of a company. First, they must be an individual and at least 18 years of age. Additionally, they cannot be disqualified if a court, either in Canada or elsewhere, has found them incapable of managing their own affairs, unless the court later reverses this finding. A person is also disqualified if a certificate of incapacity has been issued under the Adult Guardianship Act (British Columbia), unless the certificate is subsequently canceled. Further, an individual who is an undischarged bankrupt is not qualified to be a director. Those convicted of offenses related to the promotion, formation, or management of a company, or any fraud-related offenses, are also disqualified unless the court orders otherwise, or certain conditions have been met, such as the expiration of specific periods following sentences or a pardon being granted under the Criminal Records Act (Canada). If a director ceases to meet these qualifications, they must promptly resign. Moreover, if the disqualification involves a financial institution, the superintendent must be notified before any order is made.	DGCL requires that directors of Delaware corporations be natural persons. There are no director residency requirements under the DGCL, but a corporation can prescribe qualifications for directors under its certificate of incorporation or bylaws. Neither the Current Safety Shot Charter nor the Current Safety Shot Bylaws provide for any such residency qualifications for directors.

Removal of Directors	Under the BCBCA, if the shareholders holding shares of a particular class or series of shares in a company have the exclusive right to elect or appoint one or more directors, a director so elected or appointed can only be removed in two ways. First, they may be removed by a special separate resolution of those shareholders. Second, if the memorandum or articles of the company allow for it, the director may be removed by a separate resolution passed by a majority of votes that is less than the majority required to pass a special separate resolution, or by another method specified in the memorandum or articles.

Under the DGCL, except in the case of a corporation with a classified board of directors or with cumulative voting, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. In the case of a corporation with a classified board of directors, stockholders may remove a director only for cause, unless the certificate of incorporation provides otherwise.

Under the Current Safety Shot Charter and Current Safety Shot Bylaws, any individual director or directors may be removed only with cause by the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of capital stock of Safety Shot entitled to vote generally at an election of directors.

G-10

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Fiduciary Duties of Directors	Under the BCBCA, directors of a British Columbia company must act honestly and in good faith with a view to the best interests of the company, and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Under the DGCL directors owe to stockholders a duty of care and a duty of loyalty. The duty of care requires that the directors act in an informed and deliberative manner and to inform themselves, prior to making a business decision, of all material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner that the directors reasonably believe to be in the best interests of the stockholders.

The DGCL provides that the certificate of incorporation of the corporation may include a provision which limits or eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided such liability does not arise from certain proscribed conduct, including acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, breach of the duty of loyalty, the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions or transactions from which such director derived an improper personal benefit. Safety Shot’s certificate of incorporation provides that the liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

Indemnification of Directors and Officers

Under the BCBCA, a company may indemnify a director or officer, a former director or officer or a person who acts or acted at the company’s request as a director or officer, or an individual acting in a similar capacity, of another entity (an “indemnifiable person”) against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal, administrative, investigative or other proceeding in which he or she is involved because of that association with the company or other entity, if: (i) the individual acted honestly and in good faith with a view to the best interests of such company or the other entity, as the case may be; and (ii) in the case of a proceeding other than a civil proceeding, the individual had reasonable grounds for believing that the individual’s conduct was lawful. A company cannot indemnify an indemnifiable person if it is prohibited from doing so under its articles, even if it had agreed to do so by an indemnification agreement (provided that the articles prohibited indemnification when the indemnification agreement was made). A company may advance the expenses of an indemnifiable person as they are incurred in an eligible proceeding only if the indemnifiable person has provided an undertaking that, if it is ultimately determined that the payment of expenses was prohibited, the indemnifiable person will repay any amounts advanced. On application from an indemnifiable person, a court may make any order the court considers appropriate in respect of an eligible proceeding, including the indemnification of penalties imposed or expenses incurred in any such proceedings and the enforcement of an indemnification agreement.

As permitted by the BCBCA, the Yerbaé Articles require Yerbaé to indemnify directors, officers, former directors, former officers, and alternate directors of Yerbaé (and such individual’s respective heirs and personal representatives) against all eligible penalties to which such person is or may be liable, and Yerbaé must, after the final disposition of any proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding.

The Yerbaé Articles require that indemnification be subject to the BCBCA, and as such any indemnification that Yerbaé provides is subject to the same restrictions set out in the BCBCA.

Under the DGCL, a corporation is generally permitted to indemnify its current and former directors and officers, employees, or agents against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, suit, or proceeding, or a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of such action (with certain restrictions applicable to indemnification of expenses in a derivative action), provided that there is a determination that the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action, suit, or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Indemnification determinations for current directors and officers must be made by: (i) a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum; (ii) a committee of such directors designated by a majority vote of such directors, even though less than a quorum; (iii) independent legal counsel in a written opinion if there are no such directors or if such directors so direct; or (iv) the stockholders.

The DGCL requires indemnification of current or former directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action, suit, or proceeding. Under DGCL, a corporation may advance expenses relating to the defense of any civil, criminal, administrative, or investigative action, suit, or proceeding to directors, officers, employees, and agents contingent in certain circumstances upon those persons’ entering into an undertaking to repay any advances if it is determined ultimately that those persons are not entitled to be indemnified.

The Current Safety Shot Bylaws provide that Safety Shot will indemnify its directors and officers to the fullest extent permitted by DGCL or other applicable law.

G-11

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Limitation on Liability of Directors

Under the BCBCA, a director is not liable for certain acts if the director relied, in good faith, on: (i) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the company, (ii) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (iii) a statement of fact represented to the director by an officer of the company to be correct, or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not that record was forged, fraudulently made or inaccurate.

Further, a director is not liable for certain acts if the director did not know and could not reasonably have known that the act done by the director or authorized by the resolution voted for or consented to by the director was contrary to the BCBCA.

The DGCL permits the adoption of a provision in a corporation’s certificate of incorporation limiting or eliminating the monetary liability of a director or an officer to a corporation or its stockholders by reason of a director’s or officer’s breach of the fiduciary duty of care.

The DGCL does not permit any limitation of the liability of a director or officer for: (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith; (or which involve intentional misconduct or a knowing violation of law) (iii) any transaction from which a director or officer obtains an improper personal benefit; or (iv) willfully or negligently paying a dividend or approving a redemption or repurchase of shares that was illegal under applicable law.

The Current Safety Shot Charter eliminates liability of directors of Safety Shot for monetary damages to the fullest extent permitted by applicable law.

Interested Director Transactions; Corporate Opportunity

Under the BCBCA, a director or officer is required to disclose any conflict of interest in writing to the company or request to have entered in the minutes of meetings of directors the nature and extent of his or her interest. A contract or transaction in respect of which disclosure has been made in accordance with Section 148 of the BCBCA may be approved by the directors or by a special resolution. A director who has a disclosable interest in a contract or transaction is not entitled to vote on any directors’ resolution to approve that contract or transaction. If all of the directors have a disclosable interest in a contract or transaction, any or all of those directors may vote on a directors’ resolution to approve the contract or transaction.

Unless the memorandum or articles of the company provide otherwise, a director who has a disclosable interest in a contract or transaction and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

Under Section 144 of DGCL, certain contracts or transactions in which one or more of a corporation’s directors or officers has an interest are not void or voidable solely because of such interest, provided that one of the following conditions is met: (i) obtaining majority approval of the disinterested directors, in good faith, following full disclosure of the material facts, even though the disinterested directors be less than a quorum; (ii) obtaining majority approval by the stockholders entitled to vote thereon, in good faith, following full disclosure of the material facts; or (iii) the transaction is fair to the corporation as of the time it is authorized, approved, or ratified.

Under Section 122(17) of DGCL, every corporation has the ability to renounce in its certificate of incorporation or by Safety Shot Board action any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified or specified classes or categories of business opportunities that are presented to the corporation or to one or more of its officers, directors or stockholders.

G-12

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Derivative Actions

A Yerbaé Shareholder (including a Beneficial Yerbaé Shareholder and any other person that the court considers to be an appropriate person to make such an application) may apply to the court for leave to bring an action in the name of and on behalf of Yerbaé or any subsidiary, or to intervene in an existing action to which Yerbaé or a subsidiary is a party, for the purpose of prosecuting or defending an action on behalf of Yerbaé or its subsidiary. Under the BCBCA, Yerbaé or its subsidiary. Under the BCBCA, the court may grant leave if: (i) the shareholder has made reasonable efforts to cause the directors of the company to prosecute or defend the action; (ii) notice of the application for leave has been given to the company or its subsidiary and any other person that the court may order; (iii) the shareholder is acting in good faith; and (iv) it appears to the court to be in the interests of the company or its subsidiary for the action to be brought, prosecuted or defended.

Under the BCBCA, the court in a derivative action may make any order it determines to be appropriate. In addition, under the BCBCA, a court may order a company or its subsidiary to pay the shareholder’s interim costs, including legal fees and disbursements. However, the shareholder may be held accountable for the costs on final disposition of the action.

Under Section 327 of DGCL, a stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or the stockholder must have received shares of stock in the corporation by operation of law from a person who was such a stockholder at the time of the wrong complained of. In addition, the stockholder must remain a stockholder throughout the litigation. There is no requirement under DGCL to advance the expenses of a lawsuit to a stockholder bringing a derivative suit. DGCL also requires that, before commencing a derivative suit, a stockholder must make a demand on the directors of the corporation to assert the claim, unless such demand would be futile. A stockholder also may commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action have been met.

Advance Notification Requirements for Proposals of Shareholders

Under the BCBCA, a proposal may be made by certain registered or beneficial holders of shares entitled to be voted at an annual meeting of shareholders. To be eligible to submit such a proposal, a shareholder must be the registered or beneficial holder of, or have the support of the registered or beneficial holders of, (i) at least 1% of the total number of outstanding voting shares of the company; or (ii) voting shares whose fair market value is at least $2,000. Such registered or beneficial holder(s) must have held such shares for an uninterrupted period of at least two years immediately prior to the date of the signing of the proposal and such shareholder shall not have, within two years before the date of the signing of the proposal, failed to present, in person or by proxy, at an annual general meeting, an earlier proposal submitted by such shareholder in response to which the company complied with its obligations under the BCBCA. The proposal must be accompanied by a declaration including the name and address of the person submitting the proposal, the names and addresses of the person’s supporters and the number of shares of the company, carrying the right to vote at annual general meetings that are owned by such persons(s).

If the proposal is submitted at least three months before the anniversary date of the previous annual meeting and the proposal meets other specified requirements, then the company shall either set out the proposal, including the names and mailing addresses of the submitting person and supporters, in the proxy circular of the company or attach the proposal thereto. In addition, if provided by the person submitting the proposal, the company shall include in or attach to the proxy circular a statement in support of the proposal by the person and the name and address of such person.

If the submitter is a qualified shareholder at the time of the annual general meeting to which its proposal relates, the company must allow the submitter to present the proposal, in person or by proxy, at such meeting. If two or more proposals received by the company in relation to the same annual general meeting are substantially the same, the company only needs to comply with such requirements in relation to the first proposal received and not any others. The company may also refuse to process a proposal in certain other circumstances including when the directors have called an annual general meeting to be held after the date the proposal is received and have sent a notice of meeting, substantially the same proposal was submitted to shareholders in a notice of meeting or an information circular relating to an annual general meeting of shareholders held within five years preceding the receipt of the request and the proposal did not obtain the prescribed level of support or a proposal that deals with matters beyond the company’s power to implement.

If a company refuses to process a proposal, the company shall notify the person making such proposal in writing within 21 days after its receipt of the proposal of its decision in relation to the proposal and the reasons therefor. In any such event, the person submitting the proposal may make application to a court for a review of the company’s decision and a court may restrain the holding of the annual general meeting and make any further order it considers appropriate. In addition, a company may apply to a court for an order permitting the company to refrain from processing the proposal and the court may make such order as it considers appropriate.

The DGCL does not require advance notice for stockholder nominations and proposals, but a Delaware corporation may require such advance notice pursuant to its bylaws.

The Current Safety Shot Bylaws require Safety Shot Stockholders to provide timely notice in writing for director nominations. To be timely, such notice must be received between 90 days and 120 days prior to the first anniversary of the preceding year’s annual meeting unless the annual meeting is more than 30 days before or more than 30 days after such anniversary date, in which event, notice by a Safety Shot Stockholder to be timely must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

G-13

	Yerbaé Shareholder Rights (Pre-Arrangement)	Safety Shot Stockholder Rights (Post-Arrangement)
Proxy Access for Shareholder Nominations	Under the BCBCA, every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders, who need not be shareholders, as the shareholder’s nominee to attend and act at the meeting in the manner, to the extent and with the authority conferred by the proxy.

Section 112 of the DGCL provides that the bylaws of a corporation may provide that if the corporation solicits proxies with respect to an election of directors, it may be required, to the extent and subject to such procedures or conditions as may be provided in the bylaws, to include in its proxy solicitation materials (including any form of proxy it distributes), in addition to individuals nominated by the board of directors, one or more individuals nominated by a stockholder.

The Current Safety Shot Charter and Current Safety Shot Bylaws do not provide for any separate mechanisms of proxy access other than as required by law.

Inspection of Books and Records

Under the BCBCA, directors and shareholders may, without charge, inspect certain records of the company. Former shareholders and directors may also inspect certain records, free of charge, but only those records pertaining to the times that they were shareholders or directors.

Public companies must allow all persons to inspect certain records of the company free of charge.

As permitted by the BCBCA, Yerbaé Articles prohibit shareholders from inspecting or obtaining any accounting records of the company, unless the directors determine otherwise, or unless otherwise determined by ordinary resolution.

Under the DGCL, any stockholder, in person or by attorney or other agent, may, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from (i) the corporation’s stock ledger, a list of its stockholders, and its other books and records and (ii) a subsidiary’s books and records (provided certain criteria are met).

Amendment of Governing Documents

Under the BCBCA, a company may amend its articles or notice of articles by: (i) the type of resolution specified in the BCBCA; (ii) if the BCBCA does not specify a type of resolution, then by the type specified in the company’s articles; or (iii) if the company’s articles do not specify a type of resolution, then by special resolution. The BCBCA permits many substantive changes to a company’s articles (such as a change in the company’s authorized share structure or a change in the special rights or restrictions that may be attached to a certain class or series of shares) to be changed by the resolution specified in that company’s articles.

The Yerbaé Articles provide that subject to the BCBCA, a change of the company’s name, a change to the company’s articles or notice of articles, certain changes to the company’s share structure and any creation or alteration of special rights and restrictions to a series or class of shares be done by way of directors’ resolution or ordinary resolution, as determined by the directors. The articles also provide that, if the BCBCA or the articles do not specify the type of resolution required for a particular change to its articles, the company may effect such change by ordinary resolution.

Under Section 242 of the DGCL, a corporation’s certificate of incorporation may be amended if: (i) the board of directors sets forth the proposed amendment in a resolution, declares the advisability of the amendment and directs that it be submitted to a vote at a meeting of stockholders; and (ii) subject to certain exceptions, the holders of a majority of shares entitled to vote on the matter adopt the amendment, unless the certificate of incorporation requires the vote of a greater number of shares.

In addition, under the DGCL, class voting rights exist with respect to amendments to the certificate of incorporation that (i) subject to certain exceptions, increase or decrease the aggregate number of authorized shares of such class, (ii) increase or decrease the par value of the shares of such class, or (iii) adversely affect the powers, preferences, or special rights of the shares of a class, provided that if the amendment adversely affects one or more series of a class but not the entire class, then only the shares of the series so affected are entitled to vote. Class voting rights do not exist as to other extraordinary matters, unless the certificate of incorporation provides otherwise. Under the DGCL, the board of directors may amend a corporation’s bylaws if so authorized in the certificate of incorporation.

The Current Safety Shot Charter provides the board of directors is expressly empowered to adopt, amend or repeal the Current Safety Shot Bylaws, without any action on the part of the stockholders. The stockholders also have power to adopt, amend or repeal the Current Safety Shot Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of Safety Shot required by law or by the Current Safety Shot Charter, such action by stockholders shall require the affirmative vote of the holders of at least two thirds of the voting power of all of the then-outstanding shares of the capital stock of Safety Shot entitled to vote generally in the election of directors, voting together as a single class.

H-1

APPENDIX “H”

DISSENT PROVISIONS OF THE BCBCA

H-2

DISSENT RIGHTS

BUSINESS CORPORATIONS ACT (British Columbia), S.B.C. 2002, c. 57

Definitions and application

237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)	in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)	in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)	in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)	This Division applies to any right of dissent exercisable by a shareholder except to the extent that
(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1)	A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

H-3

(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or
(iii)	without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(1.1)	A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2)	A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

H-4

(3)	Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1)	A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)	A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3)	If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)	any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)	If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1)	If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

H-5

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)	If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3)	If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)	Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241	If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1)	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,

H-6

(a)	if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)	A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)	A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)	A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

H-7

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)	The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1)	A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)	A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1)	A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

H-8

(2)	The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3)	After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)	Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)	Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)	A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1)	A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)	A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

H-9

(a)	determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3)	Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)	pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)	If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)	the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)	if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)	A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or
(b)	the payment would render the company insolvent.

Loss of right to dissent

246	The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

H-10

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247	If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)	the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

I-1

APPENDIX “I”

CONSENT OF EVANS & EVANS, INC.

Evans & Evans, inc.

SUITE 130, 3RD FLOOR, BENTALL II, 555 BURRARD STREET VANCOUVER, BRITISH COLUMBIA CANADA V7X 1M8	19TH FLOOR, 700 2ND STREET SW CALGARY, ALBERTA CANADA T2P 2W2	357 BAY STREET TORONTO, ONTARIO CANADA M5H 4A6

CONSENT OF EVANS & EVANS, INC.

To: The Board of Directors of Yerbaé Brands Corp. (“Yerbaé”)

We refer to the fairness opinion dated December 30, 2024 (the “Yerbaé Fairness Opinion”), which we prepared for the board of directors of Yerbaé Brands Corp.(“Yerbaé”) in connection with the proposed share exchange with Safety Shot, Inc. (“Safety Shot”)

We hereby consent to the inclusion of the Yerbaé Fairness Opinion, a summary of the Fairness Opinion and the use of our firm name in the joint proxy circular of Yerbaé and Safety Shot dated XX, 2025. In providing such consent, we do not intend or permit that any person other than the board of directors of Yerbaé may rely upon the Yerbaé Fairness Opinion, which remains subject to the analyses, assumptions, limitations and qualifications contained therein.

DATED as of April 9, 2025

EVANS & EVANS, INC.

Vancouver, British Columbia

Tel: (604) 408-2222 | www.evansevans.com

J-1

APPENDIX “J”

AMENDMENT TO THE EQUITY INCENTIVE PLAN

J-2

SAFETY SHOT, INC.

2024 EQUITY INCENTIVE PLAN

as amended on [●]

1.	Purpose of the Plan.

This 2024 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Safety Shot, Inc. (formerly Jupiter Wellness, Inc.), a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board of Directors has the sole authority to grant options or restricted stock. The authority to manage the operation of and administer the Plan shall be vested in the Compensation Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

J-3

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock (the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a maximum of 37,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock, as applicable, may be subject to future Options or Restricted Stock under the Plan.

J-4

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the NASDAQ Capital Market or other principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

J-5

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

J-6

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

J-7

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

J-8

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

J-9

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

J-10

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan was approved by the Board of Directors on [●]; the Plan was approved by majority vote of the Company’s stockholders on [●]; and the effective date is [●].

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

J-11

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the NASDAQ Stock Market.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

J-12

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (iv) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

K-1

APPENDIX “K”

CERTIFICATE OF AMENDMENT OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

K-2

CERTIFICATE OF AMENDMENT

OF

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certified that:

FIRST: The name of the corporation is Safety Shot, Inc. (the “Corporation”).

SECOND: The Third Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking Section 1 of Article Four in its entirety and by substituting in lieu of the following:

“Section 1 Authorized Stock. The total number of shares of stock of all classes of capital stock of that the Corporation is authorized to issue is 251,000,000, of which 250,000,000 shares shall be common stock having a par value of $0.001 (“Common Stock”) and 1,000,000 shares shall be shares of preferred stock having a par value of $0.001 (“Preferred Stock”).

Effective at 4:01 p.m. Eastern Time on [●] (the “Reverse Stock Split Effective Time”), a one-for-[●] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [●] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Reverse Stock Split Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Reverse Stock Split Effective Time and shall represent one share of Common Stock from and after the Reverse Stock Split Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Reverse Stock Split Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Reverse Stock Split Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the fair value per share of the Common Stock immediately prior to the Reverse Stock Split Effective Time as determined by the Board of Directors of the Corporation.

Each stock certificate that, immediately prior to the Reverse Stock Split Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, from and after the Reverse Stock Split Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Reverse Stock Split Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Reverse Stock Split Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”

THIRD: The amendment of the Amended and Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SAFETY SHOT, INC.

By:
Name:	Jarrett Boon
Title:	Chief Executive Officer

SAFETY SHOT, INC.

1061 E. INDIANTOWN RD.,

STE. 110, JUPITER, FL, 33477

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

June 12, 2025

VOTE BY INTERNET

Before the Meeting – Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 12, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SHOT2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING:

1. Safety Shot Share Issuance Proposal - to approve the issuance of such number of Safety Shot Shares as may be required to be issued to Yerbaé Shareholders in connection with the Arrangement Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Safety Shot Incentive Plan Proposal – to approve an amendment to the Safety Shot 2024 equity incentive plan to increase the number of Safety Shot Shares reserved for issuance.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Safety Shot Settlement Proposal – to approve the authorization, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of promissory notes of Safety Shot (collectively, the “Notes”), Safety Shot Shares underlying the Notes and certain provisions of the Notes, issued in connection with an offering and sale of securities of Safety Shot that was consummated on January 20, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Safety Shot Nasdaq Change of Control Proposal – to approve the issuance for a purchase of up to 20,000,000 Safety Shot Shares to Core 4 Capital Corp. in one or more non-public offerings in accordance with Nasdaq Listing Rule 5635(b).

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Safety Shot Reverse Stock Split Proposal - to approve the grant of authority to the board of directors of Safety Shot (the “Safety Shot Board”) to amend the Safety Shot Amended and Restated Certificate of Incorporation, as amended, to combine the issued and outstanding Safety Shot Shares into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-thirty-five (1-for-35), with the exact ratio to be determined by the Safety Shot Board in its sole discretion; and effect the Safety Shot Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6. Safety Shot Adjournment Proposal – to approve, subject to the provisions of the Arrangement Agreement, the adjournment of the Safety Shot Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Safety Shot Share Issuance Proposal, the Safety Shot Incentive Plan Proposal, the Safety Shot Settlement Proposal, the Safety Shot Nasdaq Change of Control Proposal, the Safety Shot Reverse Stock Split Proposal or to establish a quorum.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

SAFETY SHOT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS

June 12, 2025

The shareholder(s) hereby appoint(s) Jarrett Boon and Danielle De Rosa, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Safety Shot, Inc. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held virtually at 11:00 a.m., Eastern Time on June 12, 2025, at www.virtualshareholdermeeting.com/SHOT2025SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are made, this proxy will be voted in accordance with the Board of Directors’ recommendations.